Use these links to rapidly review the document

INDEX TO CONSOLIDATED FINANCIAL INFORMATION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

M III ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

M III ACQUISITION CORP.
3 Columbus Circle, 15th Floor
New York, New York 10019

Dear M III Acquisition Corp. Stockholder:

        We cordially invite you to attend a special meeting of the stockholders of M III Acquisition Corp., a Delaware corporation ("we," "us," "our" or the "Company"), which will be held on [            ] at [            ] local time at [            ] (the "Special Meeting").

        On November 3, 2017, the Company, IEA Energy Services LLC ("IEA Services"), Wind Merger Sub I, Inc. ("Merger Sub I"), Wind Merger Sub II, LLC ("Merger Sub II"), Infrastructure and Energy Alternatives, LLC ("IEA Parent" or "Seller"), Oaktree Power Opportunities Fund III Delaware, L.P. ("Oaktree"), solely in its capacity as IEA Parent's representative, and, solely for purposes of certain sections therein, M III Sponsor I LLC and M III Sponsor I LP (together, the "Sponsors"), entered into an Agreement and Plan of Merger (as amended by Amendment No. 1 thereto, dated November 15, 2017 ("Amendment No. 1"), Amendment No. 2 thereto, dated December 27, 2017 ("Amendment No. 2") and Amendment No. 3 thereto, dated January 9, 2017 ("Amendment No. 3") and as it may be further amended from time to time, the "Merger Agreement"), which provides for, among other things, the merger of Merger Sub I with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, merging with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company (the "Mergers" and, together with the Stock Issuances (as defined below), and the other transactions contemplated by the Merger Agreement, the "Business Combination"). As a result of the foregoing, we will acquire IEA Services and its subsidiaries, which we collectively refer to as "IEA". You are being asked to vote on the Business Combination between the Company and IEA.

        At the Special Meeting, our stockholders will be asked to consider and vote upon a proposal (the "Business Combination Proposal" or "Proposal No. 1") to adopt the Merger Agreement and approve the Business Combination, including the Mergers and the issuances in connection therewith of shares of the Company's common stock, par value $0.0001 per share ("Common Stock"), and shares of the Company's newly authorized Series A preferred stock, par value $0.0001 per share ("Series A Preferred Stock"), and the issuance of any shares of Common Stock upon conversion of such Series A Preferred Stock, and the issuance of any additional shares of Common Stock pursuant to the earn-out provisions of the Merger Agreement (such issuances to Seller pursuant to the terms of the Merger Agreement, the "Stock Issuances"). A copy of the Merger Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 are attached to the accompanying proxy statement as Annex A, Annex B, Annex C and Annex D, respectively. Subject to the terms of the Merger Agreement and the adjustments set forth therein, the aggregate purchase price for the Business Combination is expected to be approximately $235,000,000. The consideration to be paid to the Seller will be in the form of a combination of cash and stock consideration and is subject to certain adjustments described in the Merger Agreement. The cash consideration payable to Seller at the closing of the Business Combination ("Closing") (assuming no adjustments) is $100,000,000. The stock consideration will be the total consideration less the cash consideration, with such stock consideration split 74.1% in the form of Common Stock and 25.9% in the form of Series A Preferred Stock, subject to the adjustments described below. For purposes of determining the number of shares of Common Stock issuable with respect to the portion of the consideration payable in Common Stock, the Common Stock will be valued at $10.00 per share. The relative allocation of the consideration to be received by Seller at Closing as among cash, Common Stock and Series A Preferred Stock will be further adjusted as follows:

  •
  the relative amount of the cash consideration will be increased, and the amount of Series A Preferred Stock consideration correspondingly decreased, by up to $35,000,000 of proceeds from certain equity issuances, if any, by the Company between the date of the Merger Agreement and Closing (the "Co-Investment Adjustment"); and

  •
  following the Co-Investment Adjustment, if any, if the value of the Common Stock to be received by Seller at Closing would be less than 40% of the total value of the consideration to be received by Seller at Closing (in each case, using the closing trading price per share of Common Stock on the last business day prior to Closing), then the amount of Common Stock will be increased and the amount of Series A Preferred Stock correspondingly decreased (and, if following such adjustment, the Common Stock consideration to be received by Seller at Closing would still be less than 40% of the total value of the consideration to be received by Seller at Closing, then the cash consideration will be decreased and the Common Stock consideration will be further increased) so that the value of the Common Stock to be received by Seller at Closing is equal to 40% of the total consideration to be received by Seller at Closing (these adjustments, the "Common Stock Adjustments").

        The foregoing consideration to be paid to Seller may be further increased by up to 9,000,000 shares of Common Stock, which may be payable pursuant to an earn-out based upon the post-combination company achieving certain EBITDA targets in 2018 and/or 2019, as more fully described in the accompanying proxy statement.

        In order to facilitate the Business Combination, our Sponsors and two of our directors will enter into an agreement at Closing pursuant to which they will agree that an aggregate of 1,874,999 shares of Common Stock (representing approximately 50% of the Founder Shares (as defined below)) will be subject to vesting, half of which will vest on the first day upon which the closing sale price of the Common Stock on NASDAQ has equaled or exceeded $12.00 per share for any 20 trading day period in a 30 consecutive day trading period and the other half of which will vest on the first day upon which the closing sale price of the Common Stock on NASDAQ has equaled or exceeded $14.00 per share for any 20 trading day period in a 30 consecutive day trading period.

        At the Special Meeting, Company stockholders will be asked to adopt the Merger Agreement and approve the Business Combination, including the Mergers and the Stock Issuances. In addition, you are being asked to consider and vote upon (i) five separate proposals to approve and adopt amendments to the Company's current certificate of incorporation to: (A) authorize an additional 65,000,000 shares of Common Stock ("Proposal No. 2"); (B) provide for the classification of our board of directors (our "Board") into three classes of directors with staggered terms of office and to make certain related changes ("Proposal No. 3"); (C) change the stockholder vote required to amend certain provisions of the post-combination company's certificate of incorporation and bylaws ("Proposal No. 4"); (D) elect not to be governed by Section 203 of the General Corporation Law of the State of Delaware (the "DGCL") and, instead, include a provision in our certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes our Sponsors, Oaktree Capital Management, L.P. and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," and to make certain related changes ("Proposal No. 5"); and (E) provide for certain additional changes, including but not limited to changing the post-combination company's corporate name from "M III Acquisition Corp." to "Infrastructure and Energy Alternatives, Inc." and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company ("Proposal No. 6") (each of which Proposal Nos. 2 through 6 is referred to as a "Charter Amendment Proposal" and collectively the "Charter Amendment Proposals"), (ii) a proposal to approve the Infrastructure and Energy Alternatives, Inc. 2017 Equity Incentive Plan, a copy of which is attached to this proxy statement as Annex C (the "Incentive Plan"), including the authorization of the initial share reserve under the Incentive Plan (the "Incentive Plan Proposal" or "Proposal No. 7") and (iii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals (the "Adjournment Proposal" or "Proposal No. 8"). A copy of our proposed second amended and restated certificate of incorporation reflecting the Charter Amendment Proposals, assuming the consummation of the Business Combination, is attached as Exhibit B of Annex B to the accompanying proxy statement.

        Each of these proposals is more fully described in this proxy statement, which each stockholder is encouraged to read carefully.

        Our publicly-traded units, common stock and warrants are currently listed on NASDAQ under the symbols "MIIIU," "MIII" and "MIIIW," respectively. We intend to apply to continue the listing of our publicly-traded common stock and warrants on NASDAQ under the symbols "IEA" and "IEAW," respectively, upon the Closing. Thereafter, our units (comprised of one share of Common Stock and one warrant to purchase one half of one share of Common Stock), which currently trade under the symbol "MIIIU," will cease to trade as an individual security and, instead, will be separated into their constituent shares and warrants and trade under the symbols "IEA" and "IEAW," respectively.

        Pursuant to our current certificate of incorporation, we are providing our stockholders that hold shares of Common Stock that were included in the units issued in our initial public offering ("IPO") ("public stockholders" and such shares, "public shares"), with the opportunity to redeem, upon the Closing, public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in our trust account that holds the proceeds (including interest, which shall be net of taxes payable) of our IPO (the "Trust Account"). The per-share amount we will distribute to public stockholders that properly redeem their shares will not be reduced by transaction expenses incurred by the Company, IEA Services and Seller in connection with the Business Combination ("Transaction Expenses"). For illustrative purposes, based on the fair value of marketable securities held in our Trust Account of approximately $150,723,082 as of September 30, 2017, the estimated per share redemption price would have been approximately $10.05 on such date. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13d-3 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group's shares, in excess of 20% of the public shares. We have no specified maximum redemption threshold under our current certificate of incorporation, other than the aforementioned 20% threshold. Each redemption of shares of Common Stock by our public stockholders will reduce the amount in our Trust Account, which held marketable securities with a fair value of approximately $150,723,082 as of September 30, 2017. The Merger Agreement provides that our obligation and the obligations of Seller and IEA Services to consummate the Business Combination is conditioned on the amount in the Trust Account plus the proceeds from any issuance of Common Stock or preferred stock of the Company between the date of the Merger Agreement and the Closing in accordance with the terms of the Merger Agreement less the amount required to complete any redemptions from public stockholders ("Available Cash"), equaling or exceeding $100,000,000. This condition to Closing (the "Available Cash Condition") is for the sole benefit of the parties to the Merger Agreement and may be waived by such parties. If, as a result of redemptions of Common Stock by our public stockholders, this condition is not met (and is not waived), then we, Seller or IEA Services may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Common Stock in an amount that would cause our net tangible assets to be less than $5,000,001. Holders of our outstanding warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their public shares.

        Our Sponsors, Cantor Fitzgerald & Co. ("Cantor Fitzgerald"), two of our independent directors, Mr. Osbert Hood and Mr. Philip Marber (collectively, our "Initial Stockholders"), our officers and our remaining directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) they may hold in connection with the consummation of the Business Combination. Currently, our Initial Stockholders, officers and directors own 21.9% of our issued and outstanding shares of Common Stock, including all of the Founder Shares (as defined below). The 3,750,000 shares of Common Stock that are currently owned by our Initial Stockholders, of which 3,710,000 shares are held by our Sponsors and 20,000 shares are held by each of Messrs. Hood and Marber (the "Founder Shares"), will be excluded from the pro rata calculation used to determine the per-share redemption price. Our Sponsors, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, officers and directors own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. The Founder Shares are subject to transfer restrictions.

        We are providing the accompanying proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. Information about the Special Meeting, the Business Combination and other related business to be considered by the Company's stockholders at the Special Meeting is included in this proxy statement. Whether or not you plan to attend the Special Meeting, we urge all Company stockholders to read this proxy statement, including the Annexes and the accompanying financials statements of the Company and of IEA, carefully and in their entirety. In particular, we urge you to read carefully the section entitled "Risk Factors" beginning on page 56 of this proxy statement.

        After careful consideration, our Board has unanimously (i) determined that the transactions contemplated by the Merger Agreement are fair to, and in the best interests of, the Company and its stockholders, (ii) approved and declared advisable the Mergers and the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Business Combination, including the Mergers and Stock Issuances, and (iii) resolved to recommend that the holders of shares of Common Stock vote in favor of the adoption of the Merger Agreement and the consummation of the Business Combination, including the Mergers and Stock Issuances. The Board unanimously recommends that our stockholders vote "FOR" adoption of the Merger Agreement and approval of the Business Combination, including the Mergers and the Stock Issuances, and "FOR" all other proposals presented to our stockholders in the accompanying proxy statement. When you consider the Board's recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. Please see the section entitled "Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination" for additional information.

        Approval of the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Approval of each of the Charter Amendment Proposals requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting.

        Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in "street name" through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. The transactions contemplated by the Merger Agreement will be consummated only if the Business Combination Proposal and the Charter Amendment Proposals are approved at the Special Meeting. Unless waived by the parties to the Merger Agreement, the Closing is conditioned upon the approval of the Business Combination Proposal and the Charter Amendment Proposals. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Charter

Amendment Proposals. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the accompanying proxy statement.

        If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted "FOR" each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

        TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY'S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY'S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

        On behalf of our Board, I would like to thank you for your support of M III Acquisition Corp. and look forward to a successful completion of the Business Combination.

Sincerely,

Mohsin Y. Meghji
Chairman of the Board of Directors and CEO

[        ], 2018

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

        This proxy statement is dated [        ], and is expected to be first mailed to Company stockholders on or about [        ].

v

NOTICE OF SPECIAL MEETING OF
STOCKHOLDERS OF M III ACQUISITION CORP.
TO BE HELD [            ], 2018

To the Stockholders of M III Acquisition Corp.:

        NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of M III Acquisition Corp., a Delaware corporation ("we," "us," "our" or the "Company"), will be held on [            ] at [            ] at [            ] (the "Special Meeting"). You are cordially invited to attend the Special Meeting to conduct the following items of business:

  1.
  Business Combination Proposal—To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of November 3, 2017 (as amended by Amendment No. 1 thereto, dated November 15, 2017 ("Amendment No. 1"), Amendment No. 2 thereto, dated December 27, 2017 ("Amendment No. 2") and Amendment No. 3 thereto, dated January 9, 2017 ("Amendment No. 3") and as it may be further amended from time to time, the "Merger Agreement"), by and among the Company, IEA Energy Services LLC, a Delaware limited liability company ("IEA Services"), Wind Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub I"), Wind Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company ("Merger Sub II"), Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company ("IEA Parent" or "Seller"), Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership ("Oaktree"), solely in its capacity as Seller's representative, and, solely for purposes of certain sections therein, M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP, a Delaware limited partnership (together, the "Sponsors"), and approve the transactions contemplated thereby, including (i) the two consecutive mergers as part of which Merger Sub I will merge with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, the surviving entity will merge with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company (the "Mergers"), and (ii) the issuances in connection therewith of shares of the Company's common stock, par value $0.0001 per share ("Common Stock") and shares of the Company's newly authorized Series A preferred stock, par value $0.0001 per share ("Series A Preferred Stock"), and the issuance of any shares of Common Stock upon conversion of such Series A Preferred Stock, and the issuance of any additional shares of Common Stock pursuant to the earn-out provisions of the Merger Agreement (such issuances to Seller pursuant to the terms of the Merger Agreement, the "Stock Issuances") (the Mergers and Stock Issuances, together with the other transactions contemplated by the Merger Agreement, the "Business Combination") (Proposal No. 1).

  2.
  Charter Amendment Proposals—To consider and vote upon five separate proposals to amend the Company's current certificate of incorporation to:

  •
  authorize an additional 65,000,000 shares of Common Stock (Proposal No. 2);

  •
  provide for the classification of our board of directors (our "Board") into three classes of directors with staggered terms of office and to make certain related changes (Proposal No. 3);

  •
  change the stockholder vote required to amend certain provisions of the post-combination company's proposed certificate of incorporation and bylaws (Proposal No. 4);

  •
  elect not to be governed by Section 203 of the DGCL and, instead, include a provision in our certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes our Sponsors, Oaktree Capital Management, L.P. and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," and to make certain related changes (Proposal No. 5); and

    •
    provide for certain additional changes, including but not limited to changing the post-combination company's corporate name from "M III Acquisition Corp." to "Infrastructure and Energy Alternatives, Inc." and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company (Proposal No. 6);

  3.
  Incentive Plan Proposal—To consider and vote upon a proposal to approve the Infrastructure and Energy Alternatives, Inc. 2017 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex C, including the authorization of the initial share reserve under the Incentive Plan (Proposal No. 7); and

  4.
  Adjournment Proposal—To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal and the Charter Amendment Proposals (Proposal No. 8).

        The above matters are more fully described in the accompanying proxy statement, which also includes, as Annex A, Annex B, Annex C and Annex D, a copy of the Merger Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3, respectively. We urge you to read carefully the accompanying proxy statement in its entirety, including the Annexes and accompanying financial statements of the Company and IEA.

        The record date for the Special Meeting is [            ]. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

        Pursuant to our current certificate of incorporation, we are providing our stockholders that hold shares of Common Stock that were included in the units issued in our initial public offering (our "IPO") ("public stockholders" and such shares, "public shares") with the opportunity to redeem, upon the Closing, public shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in our trust account that holds the proceeds (including interest, which shall be net of taxes payable) of our IPO (the "Trust Account"). The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by transaction expenses incurred by the Company, IEA Services and Seller in connection with the Business Combination ("Transaction Expenses"). For illustrative purposes, based on the fair value of marketable securities held in our Trust Account of approximately $150,723,082 as of September 30, 2017, the estimated per share redemption price would have been approximately $10.05 on such date. Public stockholders may elect to redeem their shares even if they vote "FOR" the Business Combination. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13d-3 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group's shares, in excess of 20% of the public shares. We have no specified maximum redemption threshold under our current certificate of incorporation, other than the aforementioned 20% threshold. Each redemption of shares of Common Stock by our public stockholders will reduce the amount in our Trust Account, which held marketable securities with a fair value of approximately $150,723,082 as of September 30, 2017. The Merger Agreement provides that our obligation and the obligations of the Seller and IEA Services to consummate the Business

Combination is conditioned on the amount in the Trust Account plus the proceeds from any issuance of Common Stock or preferred stock of the Company between the date of the Merger Agreement and the date on which the Closing occurs (the "Closing Date") in accordance with the terms of the Merger Agreement less the amount required to complete any redemptions from public stockholders ("Available Cash") equaling or exceeding $100,000,000. This condition to Closing (the "Available Cash Condition") is for the sole benefit of the parties to the Merger Agreement and may be waived by such parties. If, as a result of redemptions of shares of Common Stock by our public stockholders, this condition is not met (and is not waived), then we, Seller or IEA Services may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Common Stock in an amount that would cause our net tangible assets to be less than $5,000,001. Holders of our outstanding warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their public shares.

        Our Sponsors, Cantor Fitzgerald & Co. ("Cantor Fitzgerald"), two of our independent directors, Mr. Osbert Hood and Mr. Philip Marber (collectively, our "Initial Stockholders"), our officers and our remaining directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) they may hold in connection with the consummation of the Business Combination. Currently, our Initial Stockholders, officers and directors own 21.9% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. The 3,750,000 shares of Common Stock that are currently owned by our Initial Stockholders, of which 3,710,000 shares are held by our Sponsors and 20,000 shares are held by each of Messrs. Hood and Marber (the "Founder Shares"), will be excluded from the pro rata calculation used to determine the per-share redemption price. Our Sponsors, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, officers and directors own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. The Founder Shares are subject to transfer restrictions.

        The Business Combination is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals at the Special Meeting. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in the accompanying proxy statement.

        Approval of the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Approval of each of the Charter Amendment Proposals requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting.

        After careful consideration, our Board has unanimously (i) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the Mergers and the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Business Combination, including the Mergers and Stock Issuances, and (iii) resolved to recommend that the holders of shares of Common Stock vote in favor of the adoption of the Merger Agreement and approve the Business Combination, including the Mergers and Stock Issuances. The Board unanimously recommends that our stockholders vote "FOR" adoption of the Merger Agreement and approval of the Business Combination, including the Mergers and the Stock Issuances, and "FOR" all other proposals presented to our stockholders in the accompanying proxy statement.

By Order of the Board of Directors

Mohsin Y. Meghji
 Chairman of the Board of Directors and CEO

New York, New York
[            ], 2018

SUMMARY TERM SHEET	1
FREQUENTLY USED TERMS	7
QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS	12
SUMMARY OF THE PROXY STATEMENT	27
SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY	44
SELECTED CONSOLIDATED HISTORICAL FINANCIAL AND OTHER INFORMATION OF IEA	46
SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	48
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	53
RISK FACTORS	55
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	92
COMPARATIVE SHARE INFORMATION	102
SPECIAL MEETING OF COMPANY STOCKHOLDERS	104
PROPOSAL NO. 1—APPROVAL OF THE BUSINESS COMBINATION	112
PROPOSAL NO. 2—APPROVAL OF AMENDMENTS TO CURRENT CERTIFICATE TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK	166
PROPOSAL NO. 3—CLASSIFICATION OF THE BOARD OF DIRECTORS	168
PROPOSAL NO. 4—APPROVAL OF AMENDMENTS TO CURRENT CERTIFICATE TO CHANGE THE STOCKHOLDER VOTE REQUIRED TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY	170
PROPOSAL NO. 5—APPROVAL OF AMENDMENTS TO CURRENT CERTIFICATE TO ELECT NOT TO BE GOVERNED BY SECTION 203 OF THE DGCL	173
PROPOSAL NO. 6—APPROVAL OF ADDITIONAL AMENDMENTS TO CURRENT CERTIFICATE IN CONNECTION WITH THE BUSINESS COMBINATION	182
PROPOSAL NO. 7—APPROVAL OF THE INCENTIVE PLAN, INCLUDING THE AUTHORIZATION OF THE INITIAL SHARE RESERVE UNDER THE INCENTIVE PLAN	194
PROPOSAL NO. 8—THE ADJOURNMENT PROPOSAL	200
INFORMATION ABOUT THE COMPANY PRIOR TO THE BUSINESS COMBINATION	201
THE COMPANY'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	214
EXECUTIVE COMPENSATION OF THE COMPANY	218
INFORMATION ABOUT IEA	219
IEA'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	229

x

SUMMARY TERM SHEET

        This summary term sheet, together with the sections entitled "Questions and Answers About the Proposals for Stockholders" and "Summary of the Proxy Statement," summarizes certain information contained in this proxy statement, but does not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions used commonly throughout this proxy statement, including this summary term sheet, please see the section entitled "Frequently Used Terms."

  •
  The Company is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

  •
  There are currently 19,210,000 shares of Common Stock, par value $0.0001 per share, of the Company, issued and outstanding, including 15,000,000 shares of Common Stock originally sold as units as part of the IPO and 4,210,000 shares of Common Stock that were initially issued as Founder Shares to our Sponsors or purchased as part of units by our Sponsors and Cantor Fitzgerald prior to our IPO ("private placement shares"). There are currently no shares of preferred stock issued and outstanding. In addition, we issued 15,000,000 redeemable common stock purchase warrants (originally sold as part of the units issued in our IPO) as part of our IPO ("public warrants"), along with 460,000 common stock purchase warrants issued as part of the units purchased in a private placement prior to our IPO ("private warrants" and, together with the public warrants, the "warrants"). Each warrant entitles its holder to purchase one-half of one share of our Common Stock at an exercise price of $5.75 per half share, to be exercised only for a whole number of shares of our Common Stock. The warrants will become exercisable 30 days after the completion of our initial business combination and they expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company's Common Stock equals or exceeds $24.00 per share for any 20 trading days within a 30 trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as they are held by our Sponsors, Cantor Fitzgerald or their permitted transferees. For more information regarding our Common Stock and warrants, please see the section entitled "Description of Securities."

  •
  IEA is a leading engineering, procurement and construction ("EPC") company focused on utility-scale renewable energy facilities. IEA Parent was formed by affiliates of the Power Opportunities Group of Oaktree Capital Management, L.P. ("Oaktree Capital") in 2011 in connection with its acquisition of White Construction, a leading United States EPC firm that had established itself with an early presence in the utility-scale, wind farm construction industry. IEA Services holds all of the material assets of IEA Parent and will continue IEA Parent's ongoing renewable energy EPC business. IEA believes that it holds an industry-leading market share among EPC companies for windfarm construction in the United States. Through construction of approximately 200 projects, the IEA businesses have erected more than 7,200 wind turbines which generate more than 14 GW of electricity. IEA is headquartered in Indianapolis, Indiana. For more information about IEA, please see the sections entitled "Information About IEA," "IEA Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Management after the Business Combination."

        Subject to the terms of the Merger Agreement and the adjustments set forth therein, the aggregate purchase price payable at Closing in respect of the Business Combination is expected to be approximately $235,000,000, which amount will be (1) adjusted by the difference between (x) IEA's working capital (as defined in the Merger Agreement) as of 11:59 p.m. (EST) on the date immediately preceding the date on which Closing occurs (the "Adjustment Time") and (y) IEA's target working capital of $(13,877,000) ("Target Working Capital"), (2) increased by the amount of cash and cash equivalents held by IEA as of the Adjustment Time, and (3) decreased by (w) the amount of IEA's outstanding indebtedness under its existing credit facility with Wells Fargo Bank, National Association ("existing credit facility"), (x) certain indebtedness of IEA being assumed by the Company at Closing, (y) certain tax liabilities incurred in connection with the transfer by IEA of certain real property located in Clinton, Indiana, and (z) certain payments to Oaktree as a reserve for expenses to be incurred by it in its capacity as Seller's representative. The consideration to be paid to Seller will be funded through a combination of cash and stock consideration and is subject to certain adjustments described in the Merger Agreement. The cash consideration payable to Seller at Closing is the sum of (a) $100,000,000, plus (b) the sum of (i) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, (ii) an amount equal to the excess, if any, of IEA's working capital (as defined in the Merger Agreement) as of the Adjustment Time over the Target Working Capital (the "Working Capital Overage"), and (iii) an amount equal to the proceeds of any issuances of preferred stock of the Company and/or Common Stock between the date of the Merger Agreement and the Closing up to $35,000,000, less (c) the sum of (i) an amount equal to the excess, if any, of the Target Working Capital over IEA's working capital (as defined in the Merger Agreement) as of the Adjustment Time (the "Working Capital Underage"), (ii) the amount outstanding under the existing credit facility, (iii) any portion of the indebtedness assumed by the Company at Closing that is required by the terms thereof to be repaid as of the Closing and is not so prepaid prior to the Adjustment Time, (iv) the amount by which the indebtedness of IEA assumed by the Company at Closing (other than any indebtedness to the extent included in clauses (ii), (iii), (v), (vi) or (vii)) exceeds $1,000,000, (v) the amount by which capitalized lease obligations of IEA exceed $20,000,000 in the aggregate, (vi) the amount of any accrued and unpaid taxes of IEA for pre-Closing tax periods, (vii) without duplication to (vi), the amount of tax liabilities incurred in connection with the transfer by IEA of certain real property located in Clinton, Indiana, and (viii) the amount paid to Oaktree as a reserve for expenses to be incurred in its capacity as Seller's representative. The remainder of the consideration paid to Seller at Closing will be stock consideration split 74.1% in the form of Common Stock and 25.9% in the form of Series A Preferred Stock, subject to the adjustments described below. For purposes of determining the number of shares of Common Stock issuable with respect to the portion of the consideration payable in Common Stock, the Common Stock will be valued at $10.00 per share. The relative allocation of the consideration to be received by Seller at Closing as among cash, Common Stock and Series A Preferred Stock will be further adjusted as follows:

    •
    the relative amount of the cash consideration will be increased, and the amount of Series A Preferred Stock consideration correspondingly decreased, by up to $35,000,000 of proceeds from certain equity issuances, if any, by the Company between the date of the Merger Agreement and Closing (the "Co-Investment Adjustment"); and

    •
    following the Co-Investment Adjustment, if any, if the value of the Common Stock to be received by Seller at Closing would be less than 40% of the total value of the consideration to be received by Seller at Closing (in each case, using the closing trading price per share of Common Stock on the last business day prior to Closing), then the amount of Common Stock will be increased and the amount of Series A Preferred Stock correspondingly decreased (and, if following such adjustment, the Common Stock consideration would still be less than 40% of the total value of the consideration to be received by Seller at Closing, then the cash consideration to be received by Seller will be decreased and the Common Stock consideration will be further increased) so that the value of the Common Stock to be received by Seller at Closing is equal to 40% of the total consideration to be received by Seller at Closing (these adjustments, the "Common Stock Adjustments").

        Seller may be entitled to receive up to an additional 9,000,000 shares of Common Stock in the aggregate (the "Earn-Out Shares"). The number of Earn-Out Shares to be issued to Seller (if any) by the Company will depend on the adjusted EBITDA of IEA as calculated pursuant to the terms of the Merger Agreement ("IEA EBITDA") for the 2018 and/or 2019 fiscal years. In order to facilitate the Business Combination, our Sponsors and two of our directors have agreed to defer vesting of approximately 50% of each of their respective Founder Shares (the "Unvested Founder Shares") pursuant to the Founder Shares Amendment Agreement. For more information about the Merger Agreement, please see the section entitled "Proposal No. 1—Approval of the Business Combination—The Merger Agreement."

  •
  It is anticipated that, upon completion of the Business Combination: (i) the Company's public stockholders will own approximately 51.4% of the post-combination company's outstanding Common Stock; (ii) our Initial Stockholders will own approximately 14.4% of the post-combination company's outstanding Common Stock and (iii) Seller will own approximately 34.2% of the post-combination company's outstanding Common Stock. These ownership percentages take into account both vested Founder Shares and Unvested Founder Shares and assume that no public shares are elected to be redeemed by the Company's public stockholders, 10,000,000 shares of Common Stock are issued to Seller at Closing, and the Company does not issue any additional Common Stock between the date of the Merger Agreement and the Closing. The above-stated ownership percentages with respect to the post-combination company do not take into account (a) warrants that will remain outstanding immediately following the Business Combination or (b) the issuance of any shares under the Incentive Plan, a copy of which is attached to this proxy statement as Annex C. If the actual facts are different than these assumptions (which they are likely to be), the ownership percentage retained by the Company's public stockholders in the post-combination company will be different from the above-stated ownership percentage. For more information, please see the sections entitled "Summary of the Proxy Statement—Impact of the Business Combination on the Company's Public Float" and "Unaudited Pro Forma Condensed Combined Financial Information."

  •
  Our management and Board considered a variety of factors in determining whether to approve the Merger Agreement, including that IEA is a leading EPC company with an established customer base of blue chip energy companies and our management and Board believe IEA is well positioned to take advantage of long-term growth in the renewable energy sector. As a result, our management and Board believe that IEA is well-positioned for growth and that the valuation of IEA implied by the purchase price provides significant opportunity for capital appreciation. For more information about our decision-making process, see the section entitled "Proposal No. 1—Approval of the Business Combination—The Company's Board of Director's Reasons for the Approval of the Business Combination."

  •
  Pursuant to our current certificate of incorporation, in connection with the Business Combination, holders of public shares may elect to have their public shares redeemed for cash at the applicable redemption price per share calculated in accordance with our current certificate of incorporation. As of September 30, 2017, this would have amounted to approximately $10.05 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Common Stock for cash and will no longer own shares of the post-combination company and will not participate in the future growth of the post-combination company, if any. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent at least two business days prior to the Special Meeting. Please see the section entitled "Special Meeting of the Company's Stockholders—Redemption Rights."

    In addition to voting on the proposal to adopt the Merger Agreement and approve the Business Combination, including the Mergers and the Stock Issuances, at the Special Meeting, the stockholders of the Company will be asked to vote on:

  •
  five separate proposals to approve and adopt amendments to the Company's current certificate of incorporation to:

  •
  authorize an additional 65,000,000 shares of Common Stock (Proposal No. 2);

  •
  provide for the classification of our Board into three classes of directors with staggered terms of office and to make certain related changes (Proposal No. 3);

  •
  change the stockholder vote required to amend certain provisions of the post-combination company's proposed certificate of incorporation and bylaws (Proposal No. 4);

  •
  elect not to be governed by Section 203 of the DGCL and, instead, include a provision in our certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes the Sponsors, Oaktree Capital and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," and to make certain related changes (Proposal No. 5);

  •
  provide for certain additional changes, including changing the post-combination company's corporate name from "M III Acquisition Corp." to "Infrastructure and Energy Alternatives, Inc." and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company (Proposal No. 6);

  •
  a proposal to approve the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan, which we refer to as the "Incentive Plan Proposal" (Proposal No. 7); and

  •
  a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals (which proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal and the Charter Amendment Proposals) (Proposal No. 8).

        Each of these proposals is described in greater detail in this proxy statement. The Business Combination is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals at the Special Meeting. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

  •
  Unless waived by the parties to the Merger Agreement, and subject to applicable law, the Closing is subject to a number of conditions set forth in the Merger Agreement, including, among others, termination of the waiting period under the HSR Act and receipt of certain stockholder approvals contemplated by this proxy statement. For more information about the closing conditions to the Business Combination, please see the section entitled "Proposal No. 1—Approval of the Business Combination—The Merger Agreement—Conditions to Closing of the Business Combination."

  •
  The Merger Agreement may be terminated at any time prior to the consummation of the Business Combination upon agreement of the parties thereto, or by the Company or Oaktree, upon notice to the other, in specified circumstances. For more information about the termination rights under the Merger Agreement, please see the section entitled "Proposal No. 1—Approval of the Business Combination—The Merger Agreement—Termination."

  •
  The proposed Business Combination involves numerous risks. For more information about these risks, please see the section entitled "Risk Factors."

  •
  After careful consideration, our Board has unanimously (i) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the Mergers and the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Business Combination, including the Mergers and the Stock Issuances, and (iii) resolved to recommend that the holders of shares of Common Stock vote in favor of the adoption of the Merger Agreement and the consummation of the Business Combination including the Mergers and Stock Issuances. The Board unanimously recommends that our stockholders vote "FOR" adoption of the Merger Agreement and approval of the Business Combination, including the Mergers and the Stock Issuances, and "FOR" all other proposals presented to our stockholders in this proxy statement.

  •
  In considering the recommendation of our Board to vote for the proposals presented at the Special Meeting, including the Business Combination Proposal, you should be aware that aside from their interests as stockholders, our Sponsors, certain members of our Board and our officers have interests in the Business Combination that are different from, or in addition to, the interests of our stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating the Business Combination, negotiating the Merger Agreement and the other transaction agreements and recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Business Combination Proposal. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal. These interests include, among other things:

  •
  the fact that our Initial Stockholders cannot redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination;

  •
  the fact that our Sponsors paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at $37,500,000 (based upon a $10.00 per share price for our Common Stock);

  •
  the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete an initial business combination by July 12, 2018;

  •
  the fact that our Sponsors paid an aggregate of $3,400,000 for their 340,000 private placement units and that such private placement units will be worthless if a business combination is not consummated by July 12, 2018;

  •
  the continued right of our Sponsors to hold our Common Stock and the shares of Common Stock to be issued to our Sponsors upon exercise of their private placement warrants following the Business Combination, subject to certain vesting restrictions and lock-up periods;

  •
  if the proceeds in the Trust Account are reduced below (i) $10.00 per public share or (ii) a lesser amount per public share as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets as a result of the failure to obtain a waiver of claims against the Trust Account from counterparties to contracts, and Mr. Meghji asserts that he is unable to satisfy his indemnification obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Mr. Meghji to enforce his indemnification obligations;

    •
    the anticipated continuation of certain members of our Board as directors of the post-combination company;

    •
    the continued indemnification of our existing directors and officers and the continuation of our directors' and officers' liability insurance after the Business Combination;

    •
    the fact that our Sponsors, officers and directors will lose their entire investment in us if an initial business combination is not consummated by July 12, 2018;

    •
    that, as described in the Charter Amendment Proposals and reflected in Exhibit B of Annex B, our current certificate of incorporation will be amended to exclude the Sponsors, Oaktree Capital and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," thereby permitting them to enter into business combinations without complying with Section 203 of the DGCL; and

    •
    that, at the Closing we will (i) enter into the Registration Rights Agreement, which provides certain stockholders and their permitted transferees with registration rights, and the Investor Rights Agreement, which provides that the Sponsors and Oaktree will each have certain veto rights and director nomination rights, and (ii) adopt amended and restated bylaws, which permit directors nominated by the Sponsors or Oaktree to call a special meeting of the Company's stockholders and contains certain super majority voting rights so long as the Investor Rights Agreement is in effect with respect to the Sponsors.

 FREQUENTLY USED TERMS

        Unless otherwise stated or unless the context otherwise requires, the terms "we," "us," "our," the "Company" and "MIII" refer to M III Acquisition Corp., and the term "post-combination company" refers to the Company following the consummation of the Business Combination.

        In this proxy statement:

        "Adjustment Time" means as of 11:59 p.m. (EST) on the date immediately preceding the Closing Date.

        "amended and restated bylaws" or "proposed bylaws" means the proposed amended and restated bylaws, a form of which is attached hereto as Exhibit D of Annex A, which will become the post-combination company's bylaws upon the approval of the Charter Amendment Proposals, assuming the consummation of the Business Combination.

        "Amendment No. 1" means Amendment No. 1 to the Merger Agreement, dated as of November 15, 2017.

        "Amendment No. 2" means Amendment No. 2 to the Merger Agreement, dated as of December 27, 2017.

        "Amendment No. 3" means Amendment No. 3 to the Merger Agreement, dated as of January 9, 2017.

        "Available Cash" means the amount in the Trust Account plus the proceeds from any issuance of Common Stock or preferred stock of the Company between the date of the Merger Agreement and Closing in accordance with the terms of the Merger Agreement less the amount required to complete any redemptions from public stockholders.

        "backlog" means the amount of revenue expected to be realized from the uncompleted portions of existing contracts, including any contracts under which work has not begun and any awarded contracts for which the definitive project documentation is being prepared, as well as revenue from change orders and renewal options.

        "Available Cash Condition" means the condition to Closing that Available Cash equal or exceed $100,000,000.

        "Board" means the board of directors of the Company.

        "Business Combination" means the transactions contemplated by the Merger Agreement, including the Mergers and Stock Issuances.

        "Cantor Fitzgerald" means Cantor Fitzgerald & Co., the representative of the underwriters in our IPO.

        "Cash Consideration" means the sum of (a) $100,000,000, plus (b) the sum of (i) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, (ii) any Working Capital Overage, and (iii) an amount equal to the proceeds of any issuances of preferred stock of the Company and/or Common Stock between the date of the Merger Agreement and Closing, up to $35,000,000, less (c) the sum of (i) any Working Capital Underage, (ii) the amount outstanding under the existing credit facility, (iii) any portion of the indebtedness assumed by the Company at Closing required by the terms thereof to be repaid as of the Closing and not so prepaid prior to the Adjustment Time, (iv) the amount by which the indebtedness assumed by the Company at Closing (other than any indebtedness to the extent included in clauses (ii), (iii), (v), (vi) or (vii)) exceeds $1,000,000, (v) the amount by which capitalized lease obligations of IEA exceed $20,000,000 in the aggregate, (vi) the amount of any accrued and unpaid taxes of IEA for pre-Closing tax periods, (vii) without duplication to (vi), the amount of tax liabilities incurred in connection with the transfer by IEA of certain real property located in Clinton,

Indiana, and (viii) the amount paid to Oaktree as a reserve for expenses to be incurred by it as the representative of Seller.

        "Certificate of Designation" means that certain certificate of designation, substantially in the form of Exhibit C to Annex B attached hereto, setting forth the rights, preferences, privileges and restrictions of the Series A Preferred Stock.

        "Closing" means the closing of the transactions contemplated by the Merger Agreement.

        "Closing Date" means the date on which the Closing occurs.

        "Co-Investment Adjustment" means the adjustment pursuant to the Merger Agreement that provides that the relative amount of the cash consideration will be increased, and the amount of Series A Preferred Stock consideration correspondingly decreased, by up to $35,000,000 of proceeds from certain equity issuances, if any, by the Company between the date of the Merger Agreement and Closing.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Common Stock" means the shares of common stock, par value $0.0001 per share, of the Company.

        "Common Stock Adjustments" means the adjustment pursuant to the Merger Agreement that provides that, if following the Co-Investment Adjustment, if any, the value of the Common Stock to be received by Seller at Closing would be less than 40% of the total value of the consideration to be received by Seller at Closing (in each case, using the closing trading price per share of Common Stock on the last business day prior to Closing), then the amount of Common Stock will be increased and the amount of Series A Preferred Stock correspondingly decreased (and, if following such adjustment, the Common Stock consideration would still be less than 40% of the total value of the consideration to be received by Seller at Closing, then the cash consideration to be received by Seller will be decreased and the Common Stock consideration will be further increased) so that the value of the Common Stock to be received by Seller at Closing is equal to 40% of the total consideration to be received by Seller at Closing.

        "Common Stock Consideration" means the Common Stock to be issued to Seller pursuant to the terms of the Merger Agreement.

        "Company" means M III Acquisition Corp., a Delaware corporation.

        "current bylaws" or "bylaws" means our By Laws, dated as of April 19, 2016.

        "current certificate of incorporation" or "current certificate" means our amended and restated certificate of incorporation, dated July 6, 2016.

        "DGCL" means the General Corporation Law of the State of Delaware.

        "Earn-Out Shares" means up to 9,000,000 shares of Common Stock issuable to Seller in the event IEA EBITDA for the 2018 and/or 2019 fiscal year equals or exceeds certain thresholds set forth in the Merger Agreement.

        "Estimated Merger Consideration" means the amount payable to Seller at Closing, which will be the sum of (i) $235,000,000, plus (ii) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, plus (iii) any Working Capital Overage, less (iv) any Working Capital Underage, less (v) the amount outstanding under the existing credit facility, less (vi) certain indebtedness and other obligations of IEA being assumed by the Company at Closing, less (vii) the amount of tax liabilities incurred in connection with the transfer by IEA of certain real property located in Clinton, Indiana, less (viii) certain payments to Oaktree as a reserve for expenses to be incurred by it in its capacity as the representative of Seller.

        "Event of Default" means a non-payment of dividends when due under the Certificate of Designation or a failure to redeem the Series A Preferred Stock when required pursuant to the terms of the Certificate of Designation or other material default under the Certificate of Designation.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "existing credit facility" means IEA's existing credit facility with Wells Fargo Bank, National Association.

        "Founder Shares" means the 3,750,000 shares of Common Stock that are currently owned by our Initial Stockholders, of which 3,710,000 shares are held by our Sponsors and 20,000 shares are held by each of Mr. Osbert Hood and Mr. Philip Marber.

        "Founder Shares Amendment Agreement" means that certain agreement to be entered into at Closing by and among the Company, Seller, the Sponsors, Mr. Hood and Mr. Marber substantially in the form of Exhibit E of Annex A attached hereto.

        "H.B. White" means White Construction, Inc. and its wholly-owned subsidiary, H.B. White Canada Corp.

        "IEA" means IEA Services and its subsidiaries.

        "IEA EBITDA" means the adjusted EBITDA of IEA as calculated pursuant to the terms of the Merger Agreement.

        "IEA Parent" means Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company and the parent company of IEA Services.

        "IEA Services" means IEA Energy Services LLC, a Delaware limited liability company.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Incentive Plan" means the Infrastructure and Energy Alternatives, Inc. 2017 Equity Incentive Plan.

        "Initial Stockholders" means our Sponsors, Mr. Osbert Hood and Mr. Philip Marber, each an independent director of the Company, and Cantor Fitzgerald.

        "Investment Company Act" means the Investment Company Act of 1940, as amended.

        "Investor Rights Agreement" means that certain Investor Rights Agreement to be entered into at Closing by and among the Company, the Sponsors and certain affiliated transferees of the Sponsors who become party thereto and by and among the Company, Seller, certain affiliated transferees of Seller who become party thereto and Oaktree, in its capacity as the representative of Seller and such affiliate transferees of Seller, substantially in the form of Exhibit A of Annex A attached hereto.

        "IPO" means the Company's initial public offering, consummated on July 12, 2016, through the sale of 15,000,000 units at $10.00 per unit.

        "K&E" means Kirkland & Ellis LLP, counsel to the Company.

        "Marcum" means Marcum LLP, an independent registered public accounting firm.

        "Merger Agreement" means that certain Agreement and Plan of Merger, dated as of November 3, 2017, by and among the Company, IEA Services, Merger Sub I, Merger Sub II, Seller, Oaktree, solely in its capacity as the representative of Seller, and, solely for purposes of certain sections therein, the Sponsors (as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 and as further amended from time to time).

        "Merger Sub I" means Wind Merger Sub I, Inc., a Delaware corporation.

        "Merger Sub II" means Wind Merger Sub II, LLC, a Delaware limited liability company.

        "Mergers" mean the merger of Merger Sub I with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, merging with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company.

        "Morrow" means Morrow Sodali, proxy solicitor to the Company.

        "NASDAQ" means the Nasdaq Capital Market.

        "Oaktree Capital" means Oaktree Capital Management, L.P.

        "Oaktree" means Oaktree Power Opportunities Fund III Delaware, L.P., in its capacity as the representative of Seller.

        "Paul Weiss" means Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to IEA.

        "private placement shares" mean the shares of our Common Stock included in the private placement units issued to our Sponsors and Cantor Fitzgerald in a private placement that closed simultaneously with the closing of the IPO.

        "private placement units" mean the units issued to our Sponsors and Cantor Fitzgerald in a private placement that closed simultaneously with the closing of the IPO.

        "private placement warrants" means the warrants issued to our Sponsors and Cantor Fitzgerald in a private placement that closed simultaneously with the closing of the IPO, each of which is exercisable for one-half of one share of Common Stock, in accordance with its terms.

        "proposed certificate of incorporation" or "proposed certificate" means the proposed second amended and restated certificate of incorporation of the Company, a form of which is attached hereto as Exhibit B of Annex B, which will become the post-combination company's certificate of incorporation upon the approval of the Charter Amendment Proposals, assuming the consummation of the Business Combination.

        "public shares" means shares of Common Stock included in the public units issued in our IPO.

        "public stockholders" means holders of public shares, including our Initial Stockholders to the extent our Initial Stockholders hold public shares, provided, that our Initial Stockholders will be considered "public stockholders" only with respect to any public shares held by them.

        "public units" means one unit, consisting of one public share and one public warrant of the Company.

        "public warrants" means the warrants included in the units issued in the IPO, each of which is exercisable for one-half of one share of Common Stock, in accordance with its terms.

        "Registration Rights Agreement" means that certain Amended and Restated Registration Rights Agreement to be entered into at Closing, by and among the Company, Seller and the Initial Stockholders (and any investor in the Sponsors receiving Common Stock or warrants from the Sponsors).

        "Related Agreements" means the Certificate of Designation, the Founder Shares Amendment Agreement, the Investor Rights Agreement, the Registration Rights Agreement and the Voting Agreement.

        "replacement credit facility" means the replacement credit facility to be entered into by IEA Services, which pursuant to the Merger Agreement will provide for commitments of at least $85,000,000 and an amount available at Closing sufficient to pay Transaction Expenses and any increase in the Cash Consideration resulting from a Working Capital Overage.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Seller" means Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company, which is the parent company of IEA Services.

        "Series A Preferred Stock" means shares of preferred stock, par value $0.0001 per share, of the Company, for which the rights, preferences, privileges and restrictions are set forth in the Certificate of Designation.

        "Special Meeting" means the special meeting of the stockholders of the Company that is the subject of this proxy statement.

        "Sponsors" means M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP, a Delaware limited partnership.

        "Stock Issuances" means the issuances to Seller pursuant to the Merger Agreement at Closing of Common Stock and Series A Preferred Stock, and the issuance of any shares of Common Stock issuable upon conversion of such Series A Preferred Stock, and the issuance of any Earn-Out Shares.

        "Target Working Capital" means IEA's target working capital of $(13,877,000).

        "Transaction Expenses" means the transaction expenses incurred by the Company, IEA and Seller in connection with the Business Combination, subject to certain limitations described in the Merger Agreement.

        "Transfer Agent" means Continental Stock Transfer & Trust Company.

        "Trust Account" means the trust account of the Company that holds the proceeds from the Company's IPO.

        "Trustee" means Continental Stock Transfer & Trust Company.

        "Unvested Founder Shares" means the 1,874,999 Founder Shares that will be subject to vesting in accordance with the terms of the Founder Shares Amendment Agreement.

        "Voting Agreement" means that certain voting agreement entered into by the Sponsors in the form of Annex D attached hereto.

        "Warrant Agreement" means that certain Warrant Agreement, dated as of July 7, 2016, by and between the Company and Continental Stock Transfer & Trust Company (including any reduction of the warrant price set forth therein).

        "warrants" means the private placement warrants and the public warrants.

        "Working Capital Overage" means an amount equal to the excess, if any, of IEA's working capital (as defined in the Merger Agreement) as of the Adjustment Time over the Target Working Capital.

        "Working Capital Underage" means an amount equal to the excess, if any, of the Target Working Capital over IEA's working capital (as defined in the Merger Agreement) as of the Adjustment Time.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

        The questions and answers below highlight only selected information from this document and only briefly address some commonly asked questions about the proposals to be presented at the Special Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the Annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the Special Meeting, which will be held on [        ] at [        ] local time at [        ].

Q:
Why am I receiving this proxy statement?

A:
Our stockholders are being asked to consider and vote upon a proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, among other proposals. We have entered into the Merger Agreement, which provides for, among other things: (i) the merger of Merger Sub I with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, merging with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company. As a result of the foregoing, we will acquire IEA Services and its subsidiaries. You are being asked to vote on the Business Combination between us and IEA. Subject to the terms of the Merger Agreement and certain adjustments set forth therein, the aggregate consideration to be paid to Seller at Closing is expected to be approximately $235,000,000. A copy of the Merger Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 are attached to this proxy statement as Annex A, Annex B, Annex C and Annex D, respectively.

  This proxy statement and its Annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Special Meeting. You should read this proxy statement and its Annexes carefully and in their entirety.

  Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its Annexes.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held on [        ] at [        ] local time at [        ].

Q:
What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:
The Company's stockholders are being asked to approve the following proposals:

1.
Business Combination Proposal—To adopt the Merger Agreement and approve the Business Combination, including the Mergers and the Stock Issuances (Proposal No. 1);

2.
Charter Amendment Proposals—To amend the Company's current certificate of incorporation to:

•
authorize an additional 65,000,000 shares of Common Stock (Proposal No. 2);

•
provide for the classification of our Board into three classes of directors with staggered terms of office and to make certain related changes (Proposal No. 3);

•
change the stockholder vote required to amend certain provisions of the post-combination company's proposed certificate of incorporation and bylaws (Proposal No. 4);

•
elect not to be governed by Section 203 of the DGCL and, instead, include a provision in our certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes our Sponsors, Oaktree Capital and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," and to make certain related changes (Proposal No. 5); and

    •
    provide for certain additional changes, including, but not limited to, changing the post-combination company's corporate name from "M III Acquisition Corp." to "Infrastructure and Energy Alternatives, Inc." and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company (Proposal No. 6);

  3.
  Incentive Plan Proposal—To approve the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan (Proposal No. 7);

  4.
  Adjournment Proposal—To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal and the Charter Amendment Proposals. (Proposal No. 8).

Q:
Are the proposals conditioned on one another?

A:
Yes. The Business Combination is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals at the Special Meeting. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement. It is important for you to note that in the event that the Business Combination Proposal and the Charter Amendment Proposals do not receive the requisite vote for approval, then we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by July 12, 2018, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to our public stockholders.

Q:
Why is the Company providing stockholders with the opportunity to vote on the Business Combination?

A:
We are seeking approval of the Merger Agreement, including the Stock Issuances, for purposes of complying with applicable NASDAQ listing rules requiring stockholder approval of issuances of more than 20% of a listed Company's issued and outstanding common stock. Under our current certificate of incorporation, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. We have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote rather than a tender offer.

Q:
How will IEA be acquired in the Business Combination?

A:
Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, the Company will acquire IEA through the merger of Merger Sub I with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, merging with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company.

Q:
Following the Business Combination, will the Company's securities continue to trade on a stock exchange?

A:
Yes. We intend to apply to continue the listing of our Common Stock and warrants on NASDAQ under the symbols "IEA" and "IEAW," respectively, upon the Closing. Our units will no longer trade as a separate security, but will trade as their constituent Common Stock and warrants.

Q:
How has the announcement of the Business Combination affected the trading price of the Company's Common Stock?

A:
On November 2, 2017, the trading date immediately prior to the public announcement of the Business Combination, the Company's Common Stock and public warrants closed at $9.84 and $0.53, respectively. On [    ], 2017, the trading date immediately prior to the date of this proxy statement, the Company's Common Stock and public warrants closed at $[    ] and $[    ], respectively.

Q:
Is the Business Combination the first step in a "going private" transaction?

A:
No. The Company does not intend for the Business Combination to be the first step in a "going private" transaction. One of the primary purposes of the Business Combination is to provide a platform for IEA to access the U.S. public markets.

Q:
Will the management of IEA change in the Business Combination?

A:
We anticipate that all of the executive officers of IEA will remain with the post-combination company. Messrs. Mohsin Meghji, Ian Schapiro, John Paul Roehm, Philip Kassin, [        ], [        ] and [        ] have been nominated to serve as directors of the post-combination company upon completion of the Business Combination.

Q:
What percentage of the outstanding Common Stock will current stockholders of the Company and Seller hold in the post-combination company immediately after the Closing?

A:
It is anticipated that, upon completion of the Business Combination: (i) the Company's public stockholders will own approximately 51.4% of the post-combination company's outstanding Common Stock; (ii) our Initial Stockholders (including our Sponsors) will own approximately 14.4% of the post-combination company's outstanding Common Stock and (iii) Seller will own approximately 34.2% of the post-combination company's Common Stock. These ownership percentages take into account both vested Founder Shares and Unvested Founder Shares and assume that no shares of Common Stock are elected to be redeemed by the Company's public stockholders and 10,000,000 shares of Common Stock are issued to Seller at Closing and the Company does not issue any additional Common Stock between the date of the Merger Agreement and the Closing Date. The above-stated ownership percentages with respect to the post-combination company do not take into account (a) warrants that will remain outstanding immediately following the Business Combination or (b) the issuance of any shares under the Incentive Plan, a copy of which is attached to this proxy statement as Annex C. If the actual facts are different than these assumptions (which they are likely to be), the ownership percentage retained by the Company's public stockholders in the post-combination company will be different from the above-stated ownership percentage.

  The following table illustrates varying ownership levels in the post-combination company's outstanding Common Stock, assuming varying levels of redemptions by the Company's public stockholders:(1)

	No Redemptions	Maximum Redemptions
The Company's public stockholders	51.4%	41.2%
Initial Stockholders	14.4%	17.4%
IEA Parent	34.2%	41.4%

(1)
This table, other than the maximum redemption scenario wherein 5,047,974 shares of Common Stock are redeemed, reflects the assumptions as set forth in the preceding paragraph.

  For more information, please see the sections entitled "Summary of the Proxy Statement—Impact of the Business Combination on the Company's Public Float" and "Unaudited Pro Forma Condensed Combined Financial Information."

Q:
Will the Company obtain new financing in connection with the Business Combination?

A:
IEA will refinance its existing credit facility in connection with the Closing. Subject to certain exceptions described in the Merger Agreement, the amount needed to repay such facility will reduce the Estimated Merger Consideration and Cash Consideration. Subject to certain exceptions described in the Merger Agreement, it is a condition to the Company's obligation to close the Business Combination that IEA has entered into a replacement credit facility with commitments of not less than $85,000,000 and that an amount be available thereunder for borrowing at Closing sufficient to pay Transaction Expenses and any increase in the Cash Consideration resulting from a Working Capital Overage. The remainder of the Cash Consideration for the Business Combination will be funded with the cash in our Trust Account. It is a condition to the obligations of the Company, Seller and IEA Services to close the Business Combination that there is Available Cash at Closing of at least $100,000,000. Subject to the terms described in the Merger Agreement, the Company may issue additional shares of Common Stock and Series A Preferred Stock for up to $75,000,000 of aggregate proceeds between the date of the Merger Agreement and the Closing Date to raise additional funds which would be taken into account in calculating Available Cash.

  IEA Services received a debt commitment letter from Bank of America, N.A. ("Bank of America") and Cadence Bank, N.A. ("Cadence" and together with Bank of America, the "Lenders"), dated November 3, 2017, with respect to a replacement credit facility (the "debt commitment letter") for IEA's existing credit facility. The debt commitment letter provides for a $100,000,000 senior secured credit facility, comprised of a $50,000,000 revolving credit facility and a $50,000,000 delayed draw term loan facility. Bank of America has agreed to act as sole administrative agent and committed to provide $60,000,000 of the replacement credit facility, and Cadence has committed to provide $40,000,000 of the replacement credit facility, in each case, allocated ratably between the revolving credit facility and the term loan facility. Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Cadence will act as joint lead arrangers and joint bookrunners (collectively, the "lead arrangers").

  The term loan may be drawn down for a period of two years following the Closing Date (in not more than four draw downs) and matures three years following the Closing Date. The proceeds of the revolving credit facility may be used on the Closing Date, solely for (i) refinancing existing indebtedness (including replacing or backstopping existing letters of credit), (ii) paying Transaction Expenses and (iii) any increase in the Cash Consideration in respect of any Working Capital Overage. After the Closing Date, the revolving credit facility may be used for working capital, capital expenditures and other lawful corporate purposes and will mature three years following the Closing Date. For more information regarding the debt commitment letter and the replacement credit facility contemplated by the debt commitment letter, see "Proposal No. 1—Approval of the Business Combination—Debt Commitment Letter" and "IEA Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources."

Q:
What conditions must be satisfied to complete the Business Combination?

A:
There are a number of closing conditions in the Merger Agreement, including the availability of the replacement credit facility described above, the Available Cash Condition described above, the expiration of the applicable waiting period under the HSR Act and the approval by the stockholders of the Company of the Business Combination Proposal and the Charter Amendment Proposals. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, please see the section entitled "Proposal No. 1—Approval of the Business Combination—The Merger Agreement."

Q:
Are there any arrangements to help ensure that the Company will have sufficient funds to fund the cash portion of the purchase price?

A:
As part of the discussions regarding the terms of the Merger Agreement, the Company, Seller and IEA Services considered various alternatives if redemptions from public stockholders resulted in insufficient funds to consummate the Business Combination, including the issuance to Seller or IEA Services of additional Series A Preferred Stock in lieu of cash consideration. However, the parties ultimately agreed in the Merger Agreement that unless waived by the Company and Oaktree, the Merger Agreement provides that our obligation and the obligation of Seller and IEA Services to consummate the Business Combination is subject to the Available Cash Condition. Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) that they may hold in connection with the Business Combination. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Currently, our Initial Stockholders, officers and directors own 21.9% of our issued and outstanding shares of Common Stock, including all of the Founder Shares.

Q:
Why is the Company proposing the Charter Amendment Proposals?

A:
The proposed certificate of incorporation that we are asking our stockholders to approve in connection with the Business Combination provides for: (i) the authorization of an additional 65,000,000 shares of Common Stock; (ii) the classification of our Board into three separate classes; (iii) the election not to be governed by Section 203 of the DGCL and, instead, include a provision in our proposed certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes our Sponsors, Oaktree Capital and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," and makes certain related changes; (iv) changes to the stockholder vote required to amend the post-combination company's proposed certificate of incorporation and bylaws; and (v) certain additional changes, including changing the post-combination company's corporate name from "M III Acquisition Corp." to "Infrastructure and Energy Alternatives, Inc." and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company. Pursuant to Delaware law and the Merger Agreement, we are required to submit the Charter Amendment Proposals to the Company's stockholders for approval. For additional information please see the sections entitled "Proposal No. 2—Approval of Amendments to Current Certificate to Authorize Additional Shares of Common Stock," "Proposal No. 3—Classification of the Board of

  Directors," "Proposal No. 4—Approval of Amendments to Current Certificate to Change the Stockholder Vote Required to Amend the Certificate of Incorporation and Bylaws of the Company," "Proposal No. 5—Approval of Amendments to Current Certificate to Elect Not to be Governed by Section 203 of the DGCL," and "Proposal No. 6—Approval of Additional Amendments to Current Certificate in Connection with the Business Combination" for more information.

Q:
Why is the Company proposing the Incentive Plan Proposal?

A:
The purpose of the Incentive Plan is to further align the interests of the eligible participants with those of stockholders by providing long-term incentive compensation opportunities tied to the performance of the post-combination company. Please see the section entitled "Proposal No. 7—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan" for additional information.

Q:
Why is the Company proposing the Adjournment Proposal?

A:
We are proposing the Adjournment Proposal to allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals, but no other proposal if the Business Combination Proposal and the Charter Amendment Proposals are approved. Please see the section entitled "Proposal No. 8—The Adjournment Proposal" for additional information.

Q:
What happens if I sell my shares of Common Stock before the Special Meeting?

A:
The record date for the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of Common Stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be able to seek redemption of your shares of Common Stock because you will no longer be able to deliver them two business days prior to the Special Meeting. If you transfer your shares of Common Stock prior to the record date, you will have no right to vote those shares at the Special Meeting or redeem those shares for a pro rata portion of the proceeds held in our Trust Account.

Q:
What vote is required to approve the proposals presented at the Special Meeting?

A:
The approval of the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. In order to establish a quorum for purposes of the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal, holders of at least a majority of the outstanding shares of Common Stock entitled to vote as of the record date must be present at the Special Meeting in person or by proxy. Accordingly, a Company stockholder's failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote "AGAINST" the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal.

  The approval of the Charter Amendment Proposals requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special

  Meeting. Accordingly, a Company stockholder's failure to vote by proxy or to vote in person at the Special Meeting or an abstention from voting with regard to any of the Charter Amendment Proposals will have the same effect as a vote "AGAINST" such Charter Amendment Proposal.

Q:
What happens if the Business Combination Proposal is not approved?

A:
If the Business Combination Proposal is not approved and we do not consummate a business combination by July 12, 2018, we will be required to dissolve and liquidate our Trust Account.

Q:
May the Company, the Sponsors or the Company's directors or officers or their affiliates purchase shares in connection with the Business Combination?

A:
In connection with the stockholder vote to approve the proposed Business Combination, our Sponsors, directors or officers or their respective affiliates may privately negotiate transactions to purchase shares of Common Stock from public stockholders who would have otherwise elected to have such shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our directors or officers or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase may include a contractual acknowledgement that such selling stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such selling stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsors, directors or officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account.

Q:
How many votes do I have at the Special Meeting?

A:
Each stockholder is entitled to one vote on each proposal presented at the Special Meeting for each share of Common Stock held of record by such stockholder as of [        ], the record date for the Special Meeting. As of the close of business on the record date, there were 19,210,000 outstanding shares of our Common Stock.

Q:
What constitutes a quorum at the Special Meeting?

A:
A majority of the issued and outstanding shares of Common Stock entitled to vote as of the record date, present in person or represented by proxy, constitutes a quorum for purposes of conducting business at the Special Meeting. Abstentions will be counted as present for the purpose of determining a quorum. In the absence of a quorum, the chairman of the Special Meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 9,605,001 shares of our Common Stock would be required to achieve a quorum, and as of such date, our Initial Stockholders, owned 4,210,000 shares of Common Stock, which will count towards this quorum.

Q:
How will the Company's Sponsors, directors and officers vote?

A:
Prior to our IPO, we entered into agreements with our Sponsors and each of our directors and officers, pursuant to which each agreed to vote any shares of Common Stock owned by them in favor of the Business Combination Proposal. None of our Sponsors, directors or officers has purchased any shares of our Common Stock after our IPO and, as of the date of this proxy statement, neither we nor our Sponsors, directors or officers have entered into agreements, and are not currently in negotiations, to purchase shares prior to the consummation of the Business Combination. Currently, our Sponsors, directors and officers own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares, and will be able to vote all such shares at the Special Meeting.

Q:
What interests do the Sponsors and the Company's current officers and directors have in the Business Combination?

A:
Our Sponsors and certain members of our Board and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests. You should take these interests into account in deciding whether to approve the Business Combination. These interests include:

•
the fact that our Initial Stockholders cannot redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination;

•
the fact that our Sponsors paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at $37,500,000 (based upon a $10.00 per share price for our Common Stock);

•
the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete an initial business combination by July 12, 2018;

•
the fact that our Sponsors paid an aggregate of $3,400,000 for their 340,000 private placement units and that such private placement units will be worthless if a business combination is not consummated by July 12, 2018;

•
the continued right of our Sponsors to hold our Common Stock and the shares of Common Stock to be issued to our Sponsors upon exercise of their private placement warrants following the Business Combination, subject to certain vesting restrictions and lock-up periods;

•
if the proceeds in the Trust Account are reduced below (i) $10.00 per public share or (ii) a lesser amount per public share as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets as a result of the failure to obtain a waiver of claims against the Trust Account from counterparties to contracts, and Mr. Meghji asserts that he is unable to satisfy his indemnification obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Mr. Meghji to enforce his indemnification obligations;

•
the anticipated continuation of certain members of our Board as directors of the post-combination company;

•
the continued indemnification of our existing directors and officers and the continuation of our directors' and officers' liability insurance after the Business Combination;

•
the fact that our Sponsors, officers and directors will lose their entire investment in us if an initial business combination is not consummated by July 12, 2018;

•
that, as described in the Charter Amendment Proposals and reflected in Exhibit B of Annex B, our current certificate of incorporation will be amended to exclude the Sponsors, Oaktree Capital and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," thereby permitting them to enter into business combinations without complying with Section 203 of the DGCL; and

  •
  that, at the Closing we will (i) enter into the Registration Rights Agreement, which provides certain stockholders and their permitted transferees with registration rights and the Investor Rights Agreement, which provides that the Sponsors and Oaktree will each have certain veto rights and director nomination rights, and (ii) adopt amended and restated bylaws, which permit directors nominated by the Sponsors or Oaktree to call a special meeting of the Company's stockholders and contains certain super majority voting rights so long as the Investor Rights Agreement is in effect with respect to the Sponsors.

        These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Business Combination.

Q:
What happens if I vote against the Business Combination Proposal?

A:
If you vote against the Business Combination Proposal but the Business Combination Proposal still obtains the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting, then the Business Combination Proposal will be approved and, assuming the approval of the Charter Amendment Proposals and the satisfaction or waiver of the other conditions to Closing, the Business Combination will be consummated in accordance with the terms of the Merger Agreement.

  If you vote against the Business Combination Proposal and the Business Combination Proposal does not obtain the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting, then the Business Combination Proposal will fail and we will not consummate the Business Combination. If we do not consummate the Business Combination, we may try to complete a business combination with a different target business until July 12, 2018. If we fail to complete an initial business combination by July 12, 2018, then we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to our public stockholders.

Q:
Do I have redemption rights?

A:
If you are a holder of public shares, you may redeem your public shares for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), by (ii) the total number of then-outstanding public shares; provided that the Company will not redeem any shares of Common Stock issued in the IPO to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13d-3 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group's shares, in excess of 20% of the public shares. Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Our Initial Stockholders, directors and officers have agreed to waive their redemption rights with respect to any shares of our Common Stock they may hold (other than any public shares, in the case of Cantor Fitzgerald) in connection with the consummation of the Business Combination, and the Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account of approximately $150,723,082 as of September 30, 2017, the estimated per share redemption price would have been approximately $10.05 on such date. Additionally, shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the Trust Account (including interest but net of taxes payable) in connection with the liquidation of the Trust Account, unless we complete an alternative business combination prior to July 12, 2018.

Q:
Can the Initial Stockholders redeem their Founder Shares in connection with consummation of the Business Combination?

A:
No. Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) that they may hold in connection with the consummation of our Business Combination, which shares represent, in the aggregate, approximately 21.9% of our outstanding shares of Common Stock.

Q:
Is there a limit on the number of shares I may redeem?

A:
Yes. A public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a "group" (as defined under Section 13d-3 of the Exchange Act), is restricted from seeking redemption rights with respect to more than an aggregate of 20% of the outstanding public shares. Accordingly, all shares in excess of the foregoing 20% threshold owned by such stockholder or group will not be redeemed for cash. On the other hand, a public stockholder or group that holds less than the foregoing 20% threshold may redeem all of the public shares held by such stockholder for cash.

  In no event is your ability to vote all of your shares (including those shares held by you in excess of the foregoing 20% threshold) for or against the Business Combination Proposal or any other proposal described in this proxy statement restricted.

Q:
Is there a limit on the total number of shares that may be redeemed?

A:
Yes. Our current certificate of incorporation provides that we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 (such that we are not subject to the SEC's "penny stock" rules) or any greater net tangible asset or cash requirement which may be contained in the Merger Agreement. Other than this limitation and the 20% threshold mentioned in the preceding question and answer, our current certificate of incorporation does not provide a specified maximum redemption threshold. In addition, the Merger Agreement provides that our obligation and the obligation of Seller and IEA Services to consummate the Business Combination is subject to the Available Cash Condition. In the event the aggregate cash consideration we would be required to pay for all shares of Common Stock that are validly submitted for redemption would cause us not to satisfy the Available Cash Condition, we may not complete the Business Combination or redeem any shares, all shares of Common Stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate transaction.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your shares of Common Stock for or against, or whether you abstain from voting on, the Business Combination Proposal or any other proposal described in this proxy statement. As a result, the Merger Agreement can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a potentially less-liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of NASDAQ.

Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must (i) check the box on the enclosed proxy card to elect redemption, (ii) check the box on the enclosed proxy card marked "Stockholder Certification," (iii) if you hold public units, separate the underlying public shares and public warrants, and (iv) prior to [        ] on [        ] (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

  Please check the box on the enclosed proxy card marked "Stockholder Certification" if you are not acting in concert or as a "group" (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Common Stock. Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a "group" (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 20% of the public shares, which we refer to as the "20% threshold." Accordingly, all public shares in excess of the 20% threshold beneficially owned by a public stockholder or "group" (as defined in Section 13d-3 of the Exchange Act) will not be redeemed for cash.

  Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

  Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in "street name", are required to either tender their certificates to our Transfer Agent prior to the date that is two business days prior to the Special Meeting, or to deliver their shares to the Transfer Agent electronically using Depository Trust Company's (DTC) Deposit/Withdrawal At Custodian (DWAC) system, at such stockholder's option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder's election to redeem is irrevocable once the Business Combination is approved.

  There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker's discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not we require stockholders seeking to exercise redemption rights to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
Whether the redemption is subject to U.S. federal income tax depends on the particular facts and circumstances. Please see the section entitled "Proposal No. 1—Approval of the Business Combination—Certain United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights." We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights.

Q:
If I am a Company warrant holder, can I exercise redemption rights with respect to my public warrants?

A:
No. The holders of our public warrants have no redemption rights with respect to such public warrants.

Q:
Do I have appraisal rights if I object to the proposed Business Combination?

A:
No. Appraisal rights are not available to holders of our Common Stock in connection with the Business Combination.

Q:
What happens to the funds held in the Trust Account upon consummation of the Business Combination?

A:
If the Business Combination is consummated (which consummation is subject to, among other things, satisfaction or waiver of the Available Cash Condition), the funds held in the Trust Account will be used to: (i) pay the Cash Consideration payable to Seller pursuant to the Merger Agreement; (ii) pay Company stockholders who properly exercise their redemption rights; (iii) pay Transaction Expenses; (iv) repay certain outstanding indebtedness of IEA, if any; and (v) pay for the operating and other expenses of the post-combination company.

Q:
What happens if the Business Combination is not consummated?

A:
There are certain circumstances under which the Merger Agreement may be terminated. Please see the section entitled "Proposal No. 1—Approval of the Business Combination—The Merger Agreement—Termination" for information regarding the parties' specific termination rights.

  If we do not consummate the Business Combination, we may try to complete a business combination with a different target business until July 12, 2018. If we fail to complete an initial business combination by July 12, 2018, then we will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish our public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the IPO. Please see the section entitled "Risk Factors—Risks Related to the Company and the Business Combination."

  Holders of our Founder Shares and private placement shares have waived any right to any liquidation distribution with respect to such Founder Shares and private placement shares. In addition, if we fail to complete a business combination by July 12, 2018, there will be no redemption rights or liquidating distributions with respect to our outstanding warrants, which will expire worthless.

Q:
When is the Business Combination expected to be completed?

A:
The Closing is expected to take place on or prior to the second business day following the satisfaction or waiver of the conditions described below in the subsection entitled "Proposal No. 1—Approval of the Business Combination—Conditions to Closing of the Business Combination." The Closing is expected to occur in the first half of 2018. The Merger Agreement may be terminated by the Company or Oaktree if the Closing has not occurred by April 30, 2018.

  For a description of the conditions to the completion of the Business Combination, see the section entitled "Proposal No. 1—Approval of the Business Combination—Conditions to Closing of the Business Combination."

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you were a holder of record of our Common Stock on [        ], the record date for the Special Meeting, you may vote with respect to the proposals in person at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

  Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [        ] on [        ].

  Voting in Person at the Meeting.    If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to bring to the Special Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares. For additional information, please see the section entitled "Special Meeting of Company Stockholders" beginning on page 104 of this proxy statement.

Q:
What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:
At the Special Meeting, we will count a properly executed proxy marked "ABSTAIN" with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, a failure to vote or an abstention will have the same effect as a vote "AGAINST" the Charter Amendment Proposals, while only an abstention (and not a failure to vote) will have the same effect as a vote "AGAINST" the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted "FOR" each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q:
If I am not going to attend the Special Meeting in person, should I return my proxy card instead?

A:
Yes. Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
If my shares are held in "street name," will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the stockholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a "broker non-vote." Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker, bank or other nominee to vote your shares in accordance with directions you provide.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to our Secretary at the address listed below so that it is received by our Secretary prior to the Special Meeting or attend the Special Meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of $25,000, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company's Common Stock for their expenses in forwarding soliciting materials to beneficial owners of the Company's Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

c/o M-III Partners, LP
3 Columbus Circle
New York, New York 10019
Attention: Investor Relations
Facsimile: (212) 531-4532
Email: IR@miiipartners.com

  You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Individuals, please call toll-free: (800) 662-5200
Banks and brokerage, please call: (203) 658-9400
Email: MIII.info@morrowsodali.com

  To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the Special Meeting.

  You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled "Where You Can Find More Information."

  If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our Transfer Agent prior to the Special Meeting in accordance with the procedures detailed under the question "How do I exercise my redemption rights?" If you have questions regarding the certification of your position or delivery of your stock, please contact our Transfer Agent:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT

        This summary highlights selected information contained in this proxy statement and does not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the Annexes and accompanying financial statements of the Company and IEA, to fully understand the proposed Business Combination (as described below) before voting on the proposals to be considered at the Special Meeting (as described below). Please see the section entitled "Where You Can Find More Information" beginning on page 290 of this proxy statement.

        Unless otherwise specified, all share calculations assume (i) no exercise of redemption rights by the Company's public stockholders, (ii) no inclusion of any shares of Common Stock issuable upon the exercise of the Company's warrants, (iii) inclusion of both vested Founder Shares and Unvested Founder Shares, (iv) 10,000,000 shares of Common Stock are issued to Seller at Closing, (v) the Company does not issue any additional Common Stock or preferred stock of the Company between the date of the Merger Agreement and the Closing Date and (vi) no issuance of any shares under the Incentive Plan.

Parties to the Business Combination

  The Company

        The Company is a blank check company incorporated on August 4, 2015 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

        Our publicly-traded common stock and warrants are currently listed on NASDAQ under the symbols "MIII" and "MIIIW," respectively. We intend to apply to continue the listing of our publicly-traded common stock and warrants on NASDAQ under the symbols "IEA" and "IEAW," respectively, upon the Closing. Our units are currently listed on NASDAQ under the symbol, "MIIIU" and, upon Closing such units shall trade only as their constituted parts, with Common Stock trading under the symbol, "IEA" and warrants trading under the symbol, "IEAW."

        The mailing address of the Company's principal executive office is c/o M-III Partners, LP, 3 Columbus Circle, New York, New York 10019.

  Merger Sub I and Merger Sub II

        Each of Merger Sub I and Merger Sub II is a wholly-owned subsidiary of the Company formed by the Company on October 18, 2017 to consummate the Business Combination. In the Business Combination, Merger Sub I will merge with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, this surviving entity will merge with and into Merger Sub II, with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company.

        The mailing address of each of Merger Sub I's and Merger Sub II's principal executive office is c/o M-III Partners, LP, 3 Columbus Circle, New York, New York 10019.

  Seller

        Seller is a holding company established by Oaktree to acquire and manage industry leading companies delivering infrastructure solutions for the renewable energy, traditional power and civil infrastructure industries. Seller is owned by funds managed by Oaktree Capital and the IEA management team. Seller was formed by Oaktree in 2011 in connection with its acquisition of White Construction, a leading U.S. EPC firm that had established itself with an early presence in the utility-scale, wind farm construction industry. IEA Services is a wholly-owned subsidiary of Seller.

  Oaktree Capital

        Oaktree Capital is a leader among global investment managers specializing in alternative investments, with approximately $100 billion in assets under management as of September 30, 2017. Oaktree Capital's Power Opportunity group focuses on growing successful companies in the power, energy and infrastructure sectors.

  IEA Services

        IEA is a leading U.S. provider of infrastructure solutions for the renewable energy, traditional power and civil infrastructure industries. Currently, IEA is primarily focused on the wind energy industry, where it specializes in providing complete EPC services throughout the U.S. IEA is one of three Tier 1 providers in the wind energy industry and has completed more than 190 wind and solar projects in 35 states, including more than 14 GW of wind energy generating capacity and more than 700 MW of utility-scale, solar generating capacity. The services IEA provides include the design, site development, construction, installation and restoration of infrastructure. As of September 30, 2017, IEA believes that it has the #1 U.S. market share among EPC's for wind. IEA believes it has the ability to continue to grow its wind energy industry business as the industry grows and that it is well-positioned to leverage its expertise and relationships to provide infrastructure solutions in other areas, including the solar energy industry, the traditional power generation industry and civil infrastructure.

        IEA has a scalable workforce, with more than 2,000 peak employees. IEA intends to broaden its solar, power generation, and civil infrastructure capabilities and geographic presence and to expand the services it provides within its existing business areas. IEA expects that this growth will come through initiatives for organic growth and through acquisitions as it deepens its capabilities and service offerings in its existing businesses, expands geographically, and enters new sectors that are synergistic with its existing capabilities or product offerings.

        For more information about IEA, please see the sections entitled "Information About IEA," "IEA's Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Management after the Business Combination."

The Business Combination Proposal

        On November 3, 2017, the Company entered into the Agreement and Plan of Merger, by and among the Company, IEA Services, Merger Sub I, Merger Sub II, Seller, Oaktree, solely in its capacity as the representative of Seller, and, solely for purposes of certain sections therein, the Sponsors. The Merger Agreement provides that, among other things, Merger Sub I will merge with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, this surviving entity will merge with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company. For more information about the transactions contemplated in the Merger Agreement, please see the section entitled "Proposal No. 1—Approval of the Business Combination." A copy of the Merger Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 are attached to this proxy statement as Annex A, Annex B, Annex C and Annex D, respectively.

Consideration to Seller in the Business Combination

        The amount of merger consideration payable at Closing to Seller (the "Estimated Merger Consideration") will be the sum of (i) $235,000,000, plus (ii) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, plus (iii) any Working Capital Overage, less (iv) any Working Capital Underage, less (v) the amount outstanding, if any, under the existing credit facility, less (vi) certain indebtedness and other obligations of IEA being assumed by the Company at Closing, less (vii) the amount of tax liabilities incurred in connection with the transfer by IEA of certain real property located in Clinton, Indiana, less (viii) certain payments to Oaktree as a reserve for expenses to be incurred by it in its capacity as Seller's representative.

        The Estimated Merger Consideration will be paid to Seller in a combination of cash, shares of Common Stock and shares of Series A Preferred Stock. The amount of cash consideration (the "Cash Consideration") payable to Seller will be the sum of (a) $100,000,000, plus (b) the sum of (i) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, (ii) any Working Capital Overage, and (iii) an amount equal to the proceeds of any issuances of preferred stock of the Company and/or Common Stock between the date of the Merger Agreement and the Closing Date, up to $35,000,000, less (c) the sum of (i) any Working Capital Underage, (ii) the amount outstanding, if any, under the existing credit facility, (iii) any portion of the indebtedness assumed by the Company at Closing required by the terms thereof to be repaid as of the Closing and not so prepaid prior to the Adjustment Time, (iv) the amount by which the indebtedness of IEA assumed by the Company at Closing (other than any indebtedness to the extent included in clauses (ii), (iii), (v), (vi) or (vii)) exceeds $1,000,000, (v) the amount by which capitalized lease obligations of IEA exceed $20,000,000 in the aggregate, (vi) the amount of any accrued and unpaid taxes of IEA for the pre-Closing tax periods, (vii) without duplication to (vi), the amount of tax liabilities incurred in connection with the sale by IEA of certain real property located in Clinton, Indiana, and (viii) the amount paid to Oaktree as a reserve for expenses to be incurred by it in its capacity as representative of Seller. The remainder of the consideration to be paid to Seller at Closing (i.e., the Estimated Merger Consideration less the Cash Consideration) will be stock consideration split 74.1% in the form of Common Stock and 25.9% in the form of Series A Preferred Stock, subject to the adjustments described below. For purposes of determining the number of shares of Common Stock issuable with respect to the portion of the consideration payable in Common Stock, the Common Stock will be valued at $10.00 per share. The relative allocation of the consideration as among cash, Common Stock and Series A Preferred Stock will be further adjusted by the Co-Investment Adjustment and Common Stock Adjustments.

        Assuming no adjustments are made pursuant to the provisions of the Merger Agreement described above, the consideration payable to Seller at Closing would be comprised of $100,000,000 of cash, 10,000,000 shares of Common Stock and $35,000,000 in initial stated value of Series A Preferred Stock.

        Under the Merger Agreement, Seller may be entitled to receive up to an additional 9,000,000 Earn-Out Shares if certain targets are met with respect to IEA EBITDA for the 2018 fiscal year and/or 2019 fiscal year. For more information about the consideration payable to Seller, please see the section entitled "Proposal No. 1—Approval of the Business Combination."

Related Agreements

Certificate of Designation

        The Board will approve and adopt the Certificate of Designation, pursuant to which the designations, powers and preferences as well as the relative, participating, optional and other special rights of the Series A Preferred Stock and any qualifications, limitations and restrictions thereof will be established. The rights of the holders of the Series A Preferred Stock include, among others, the receipt of dividends payable in cash on a quarterly basis and which accrue on the stated value of the Series A Preferred Stock on a daily basis at a rate that is (a) 6% per annum during the period from the Closing until the date that is 18 months from the Closing and (b) 10% per annum during the period from and after the 18 month anniversary of Closing; provided that this dividend rate will increase by 2% per annum in the event of a non-payment of dividends when due, a failure to redeem the Series A Preferred Stock when required pursuant to the terms of the Certificate of Designation or material default under the Certificate of Designation as further specified in the Certificate of Designation (each, an "Event of Default"). Pursuant to the terms and conditions of the Certificate of Designation, all or some of the shares of Series A Preferred Stock will be redeemed by the Company at a price per share equal to the stated value of such share of Series A Preferred Stock plus any accrued but unpaid dividends upon (i) an event which constitutes a change of control, (ii) a qualifying sale of equity or (iii) a significant disposition of assets or businesses of the Company outside the ordinary course of business, in each case as further described in the Certificate of Designation. The holders of Series A Preferred Stock may elect to cause the Company to convert the Series A Preferred Stock to Common Stock (x) at any time on or after the third anniversary of Closing or (y) at any time on or after an Event of Default until such Event of Default is cured by the Company. The conversion rate will be based on the volume-weighted average price per share of Common Stock for the 30 consecutive trading days ended on the trading day immediately prior to the date of conversion. However, if an Event of Default has occurred and not been cured the applicable conversion rate will be 90% multiplied by the volume-weighted average price per share of Common Stock for the 30 consecutive trading days ended on the trading day immediately prior to the date of conversion. In addition, the holders of the Series A Preferred Stock will not have any preemptive rights or voting rights of stockholders. Subject to certain exceptions, while any Series A Preferred Stock is outstanding, (a) no dividends to or redemptions of any shares that rank junior to the Series A Preferred Stock may be made by the Company and (b) no dividends to or redemptions of any shares that rank pari passu with the Series A Preferred Stock may be made by the Company, unless such dividends or redemptions are made proportionately with the Series A Preferred Stock. Subject to certain exceptions, among other actions, the authorization or issuance by the Company of any shares that rank senior to or pari passu with the Series A Preferred Stock and the incurrence of certain indebtedness by the Company will require the consent of Oaktree, in its capacity as the representative of the holders of Series A Preferred Stock. The holders of the Series A Preferred Stock may transfer the Series A Preferred Stock to any person or entity other than a competitor of the Company as defined in the Certificate of Designation.

Founder Shares Amendment Agreement

        At Closing, the Sponsors and two of our directors, who collectively hold all of the outstanding Founder Shares, will enter into a Founder Shares Amendment Agreement, pursuant to which they will agree that an aggregate of 1,874,999 shares of Common Stock (representing approximately 50% of the outstanding Founder Shares) will be subject to vesting, half of which will vest on the first day upon which the closing sale price of the Common Stock on NASDAQ has equaled or exceeded $12.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading day period in a 30 consecutive day trading period and the other half of which will vest on the first day upon which the closing sale price of the Common Stock on NASDAQ has equaled or exceeded $14.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading day period in a 30 consecutive day trading period. Prior to vesting, the Unvested Founder Shares may not be transferred other than to certain permitted transferees but such Unvested Founder Shares will continue to be beneficially owned by such persons for all purposes, including voting; provided that any dividends paid on Unvested Founder Shares shall be withheld until such time as such Unvested Founder Shares vest and will be forfeited in the event the Unvested Founder Shares are forfeited. On or prior to the tenth anniversary of the Closing, vesting of such Unvested Founder Shares will accelerate upon specified events, including a change of control or liquidation of the Company that results in all of the Company's stockholders having the right to exchange their Common Stock for consideration in cash, securities or other property which equals or exceeds $10.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like). Unvested Founder Shares that have not vested on or prior to the tenth anniversary of the Closing Date will be forfeited.

Investor Rights Agreement

        At Closing, the Company will enter into an Investor Rights Agreement with the Sponsors (and any affiliated transferees of the Sponsors' Common Stock or warrants who become party to the Investor Rights Agreement), on the one hand, and with Seller (and any affiliated transferees of Seller's Common Stock who become party to the Investor Rights Agreement, together with Seller, the "Selling Stockholders")) and Oaktree, in its capacity as the representative of the Selling Stockholders, on the other hand. Pursuant to the Investor Rights Agreement, each of Seller and any affiliated transferee thereof, grants to Oaktree a power of attorney to vote such person's Common Stock and to act on such person's behalf under the Investor Rights Agreement.

        Pursuant to the terms of the Investor Rights Agreement, each of Oaktree, on the one hand, and the Sponsors, on the other hand, will have consent rights over certain matters for so long as the Selling Stockholders or the Sponsors, respectively, directly or indirectly, beneficially own at least fifty percent (50%) of the Common Stock (including Unvested Founder Shares in the case of the Sponsors) beneficially owned by the Selling Stockholders or the Sponsors, respectively, as of the Closing Date, including:

  •
  entering into, waiving, amending or otherwise modifying the terms of any transaction or agreement between the Company or any of its subsidiaries, on the one hand, and (a) the Sponsors or their affiliates or any affiliate of the Company, on the other hand (in the case of Oaktree) other than the exercise of any rights under certain existing agreements (without giving effect to any subsequent amendments); or (b) certain Selling Stockholders, Oaktree or their affiliates (in the case of the Sponsors), subject to certain exceptions, and other than the exercise of any rights under certain existing agreements (without giving effect to any subsequent amendments);

  •
  hiring or removing the Chief Executive Officer or any other executive officer of the Company or its subsidiaries; or

  •
  except as contemplated by the Investor Rights Agreement, increasing or decreasing the size of the Board.

        The Company will agree with the Sponsors and the Company will agree with Oaktree that the Company will take all reasonable actions within its control to cause the Board following the Closing Date to be comprised of seven directors, who shall be divided into three (3) classes of directors in accordance with the terms of the proposed certificate of incorporation and that the initial board shall be composed as described in this proxy statement under Proposal No. 3. The Sponsors and Oaktree will also have ongoing rights to nominate one or two directors, depending on the ownership interests of the Sponsors and the Selling Stockholders, respectively, and, in the case of an increase in the size of the Board or an increase in their respective ownership percentage, additional directors proportional to their respective ownership. For more information about the Investor Rights Agreement, please see the section entitled "Proposal No. 1—Approval of the Business Combination—Related Agreements—Investor Rights Agreement."

Registration Rights Agreement

        Seller and the Initial Stockholders and their respective transferees will be granted certain rights pursuant to the Registration Rights Agreement. The Company has agreed to use reasonable best efforts to file and make effective as soon as practicable, a shelf registration statement for the resale of the Common Stock and warrants held by the parties to the Registration Rights Agreement, subject to certain conditions. Certain of the parties to the Registration Rights Agreement will have customary demand registration rights at any time the shelf registration statement referred to in the preceding sentence is not effective, and all of the parties will have certain "piggyback" registration rights with respect to registration statements filed subsequent to the Business Combination. Seller will agree under the Registration Rights Agreement that the shares of Common Stock it receives at Closing will not be transferable, assignable or salable by it (in each case, subject to certain agreed exceptions) until the date which is 180 days after the Closing. For more information, see "Description of Securities—Registration Rights Agreement".

Voting Agreement

        The Sponsors have entered into a voting agreement, dated as of November 3, 2017, with Seller, pursuant to which they have agreed, among other things, (i) not to transfer prior to the Closing Date the Common Stock owned beneficially or of record by such Sponsors, (ii) to cause all securities of the Company owned beneficially or of record by such Sponsors to be counted for purposes of calculating a quorum at the Special Meeting and to vote all such securities in favor of the proposals described in this proxy statement, (iii) not to elect to have the Company redeem any Common Stock owned by such Sponsors, (iv) not to solicit or engage in discussions with respect to an alternative business combination transaction and (v) to vote all securities of the Company owned beneficially or of record by such Sponsors against any such alternative business combination transaction. For more information, see Annex D for the full text of the Voting Agreement.

Incentive Plan

        Our Board has approved the Incentive Plan, subject to stockholder approval of the Incentive Plan at the Special Meeting. The Incentive Plan is intended to help the Company (i) attract and retain key personnel by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation measured by reference to the value of Common Stock and (ii) align the interests of key personnel with those of the Company's stockholders by granting options, stock appreciation rights, restricted stock awards, restricted stock unit awards and/or other stock-based awards consistent with the terms of the Incentive Plan. For more information about the Incentive Plan, please see the section entitled "Proposal No. 7—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan—Description of the Incentive Plan."

Organizational Structure

        The following diagram, which is subject to change based upon any redemptions by the Company's current public stockholders in connection with the Business Combination, illustrates the ownership structure of the post-combination company immediately following the Business Combination. An intermediate holding company will be inserted between the Company and IEA Services to facilitate financing arrangements.

Redemption Rights

        Pursuant to our current certificate of incorporation, holders of public shares may elect to have their public shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), by (ii) the total number of then-outstanding public shares; provided that the Company will not redeem any public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. As of September 30, 2017, this would have amounted to approximately $10.05 per share. Notwithstanding the foregoing, a holder of public shares, together with any affiliate of him or her or any other person with whom he or she is acting in concert or as a "group" (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 20% of the public shares.

        If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Common Stock for cash and will no longer own shares of the post-combination company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent in accordance with the procedures described herein. Please see the section entitled "Special Meeting of Company Stockholders—Redemption Rights" for the procedures to be followed if you wish to redeem your shares for cash.

Impact of the Business Combination on the Company's Public Float

        It is anticipated that, upon completion of the Business Combination: (i) the Company's public stockholders will own approximately 51.4% of the post-combination company's outstanding Common

Stock; (ii) our Initial Stockholders (including our Sponsors) will own approximately 14.4% of the post-combination company's outstanding Common Stock and (iii) Seller will own approximately 34.2% of the post-combination company's outstanding Common Stock. These ownership percentages take into account both vested Founder Shares and Unvested Founder Shares and assume that no shares of Common Stock are elected to be redeemed by the Company's public stockholders, 10,000,000 shares of Common Stock are issued to Seller at Closing, the Company does not issue any additional Common Stock between the date of the Merger Agreement and the Closing Date. The above-stated ownership percentages with respect to the post-combination company do not take into account (a) warrants that will remain outstanding immediately following the Business Combination or (b) the issuance of any shares under the Incentive Plan, a copy of which is attached to this proxy statement as Annex C. If the actual facts are different than these assumptions (which they are likely to be), the ownership percentage retained by the Company's public stockholders in the post-combination company will be different from the above-stated ownership percentage.

        The following table illustrates varying ownership levels in the Company, assuming varying levels of redemptions by the Company's public stockholders:(1)

	No Redemptions	Maximum Redemptions
The Company's public stockholders	51.4%	41.2%
Initial Stockholders	14.4%	17.4%
IEA Parent	34.2%	41.4%

	100%	100%

(1)
This table, other than the maximum redemption scenario wherein 5,047,974 shares of Common Stock are redeemed, reflects the assumptions as set forth in the preceding paragraph.

The Charter Amendment Proposals

        Upon the Closing, our current certificate of incorporation will be amended promptly to reflect the Charter Amendment Proposals to:

  •
  authorize an additional 65,000,000 shares of Common Stock (Proposal No. 2);

  •
  provide for the classification of our Board into three classes of directors with staggered terms of office and to make certain related changes (Proposal No. 3);

  •
  change the stockholder vote required to amend certain provisions of the post-combination company's proposed certificate of incorporation and bylaws (Proposal No. 4);

  •
  elect not to be governed by Section 203 of the DGCL and, instead, include a provision in our certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes the Sponsors, Oaktree Capital and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," and to make certain related changes (Proposal No. 5); and

  •
  provide for certain additional changes, including but not limited to changing the post-combination company's corporate name from "M III Acquisition Corp." to "Infrastructure and Energy Alternatives, Inc." and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company (Proposal No. 6).

        Please see the sections entitled "Proposal No. 2—Approval of Amendments to Current Certificate to Authorize Additional Shares of Common Stock," "Proposal No. 3—Classification of the Board of Directors," "Proposal No. 4—Approval of Amendments to Current Certificate to Change the Stockholder Vote Required to Amend the Certificate of Incorporation and Bylaws of the Company," "Proposal No. 5—Approval of Amendments to Current Certificate to Elect Not to be Governed by Section 203 of the DGCL," and "Proposal No. 6—Approval of Additional Amendments to Current Certificate in Connection with the Business Combination" for more information.

Other Proposals

        In addition, the stockholders of the Company will be asked to vote on:

  •
  a proposal to approve and adopt the Incentive Plan, a copy of which is attached to this proxy statement as Annex C, including the authorization of the initial share reserve under the Incentive Plan (Proposal No. 7); and

  •
  a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals (which proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal and the Charter Amendment Proposals) (Proposal No. 8).

        Please see the sections entitled "Proposal No. 7—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan" and "Proposal No. 8—The Adjournment Proposal" for more information.

Date, Time and Place of Special Meeting

        The Special Meeting will be held on [  ] at [  ] local time at [  ], or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

        Only Company stockholders of record at the close of business on [  ], the record date for the Special Meeting, will be entitled to vote at the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the record date. If your shares are held in "street name" or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 19,210,000 shares of Common Stock outstanding and entitled to vote, of which 15,000,000 are public shares and 4,210,000 are Founder Shares and private placement shares held by our Initial Stockholders.

Accounting Treatment

        The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, the Company will be treated as the "acquired" company for financial reporting purposes. This determination was primarily based on IEA's operations comprising substantially all of the ongoing operations of the post-combination company, IEA's senior management comprising substantially all of the senior management of the post-combination company and the existence of a large majority voting interest in the Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of IEA issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated

at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be the historical operations of IEA.

Appraisal Rights

        Appraisal rights are not available to our stockholders in connection with the Business Combination.

Proxy Solicitation

        Proxies may be solicited by mail. The Company has engaged Morrow to assist in the solicitation of proxies.

        If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the Special Meeting. A stockholder may also change its vote by submitting a later-dated proxy, as described in the section entitled "Special Meeting of Company Stockholders—Revoking Your Proxy."

Interests of Certain Persons in the Business Combination

        In considering the recommendation of our Board to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, our Sponsors and certain members of our Board and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating the Business Combination, negotiating the Merger Agreement and other transaction agreements, and recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination.

        These interests include, among other things:

  •
  the fact that our Initial Stockholders may not redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination;

  •
  the fact that our Sponsors paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at $37,500,000 (based upon a $10.00 per share price for our Common Stock);

  •
  the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete an initial business combination by July 12, 2018;

  •
  the fact that our Sponsors paid an aggregate of $3,400,000 for their 340,000 private placement units and that such private placement units will be worthless if a business combination is not consummated by July 12, 2018;

  •
  the continued right of our Sponsors to hold our Common Stock and the shares of Common Stock to be issued to our Sponsors upon exercise of their private placement warrants following the Business Combination, subject to certain vesting restrictions and lock-up periods;

  •
  if the proceeds in the Trust Account are reduced below (i) $10.00 per public share or (ii) a lesser amount per public share as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets as a result of the failure to obtain a waiver of claims against the Trust Account from counterparties to contracts, and Mr. Meghji asserts that he is unable to satisfy his indemnification obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Mr. Meghji to enforce his indemnification obligations;

  •
  the anticipated continuation of certain members of our Board as directors of the post-combination company;

  •
  the continued indemnification of our existing directors and officers and the continuation of our directors' and officers' liability insurance after the Business Combination;

  •
  the fact that our Sponsors, officers and directors will lose their entire investment in us if an initial business combination is not consummated by July 12, 2018;

  •
  that, as described in the Charter Amendment Proposals and reflected in Exhibit B of Annex B, our current certificate of incorporation will be amended to exclude the Sponsors, Oaktree Capital and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," thereby permitting them to enter into business combinations without complying with Section 203 of the DGCL; and

  •
  that, at the Closing we will (i) enter into the Registration Rights Agreement, which provides certain stockholders and their permitted transferees with registration rights and the Investor Rights Agreement, which provides that the Sponsors and Oaktree will each have certain veto rights and director nomination rights, and (ii) adopt amended and restated bylaws, which permit directors nominated by the Sponsors or Oaktree to call a special meeting of the Company's stockholders and contains certain super-majority voting rights so long as the Investor Rights Agreement is in effect with respect to the Sponsors.

Reasons for the Approval of the Business Combination

        In approving the Merger Agreement and the Business Combination and recommending that our stockholders approve the Merger Agreement and the Business Combination, our Board considered the following positive factors, although not weighted or in any order of significance:

        Strong margins and cash flow characteristics.    We believe IEA's margins are attractive in comparison to its peers. IEA expects to have approximately a 10% EBITDA margin from continuing operations for fiscal year 2017. See Proposal No. 1—Approval of the Business Combination—Certain IEA Projected Financial Information." IEA benefits from an efficient operating model, experienced estimating staff and robust project controls. IEA's strong cash flow generation, negative working capital and low capital expenditures have resulted in significant free cash flow generation that is expected to enable IEA to strategically pursue accretive acquisitions.

        Favorable valuation.    The implied enterprise value of $293,350,000 assigned to the Business Combination at the time of its approval by the Board represented a multiple of 5.6x the estimated Adjusted EBITDA reviewed by our Board at that time (as compared to 8.4x IEA's peer group average for estimated Adjusted EBITDA for fiscal year 2017 (calculated as of October 26, 2017)) and 4.3x estimate EBITDA for fiscal year 2018 (as compared to 7.3x IEA's peer group average for estimated EBITDA for fiscal year 2018 (calculated as of October 26, 2017)). Although, subsequent to approval of the Business Combination, IEA's fourth quarter results were negatively impacted by project delays caused by uncertainty surrounding the adoption of the Tax Cuts and Jobs Act of 2017 (the "2017 Tax Act"), IEA anticipates that the impact of these project delays will be to shift approximately $2.2 million of Adjusted EBITDA from 2017 to 2018 and that the 2017 Tax Act will not otherwise have a material negative impact on its business. See "IEA's Management's Discussion and Analysis of Financial Condition and Results of Operations—Outlook—Impact of 2017 Tax Act on 2017 Estimated Results." For a reconciliation of projected Adjusted EBITDA to net income and discussion of the selected peer group, see Proposal No. 1—Approval of the Business Combination—Certain IEA Projected Financial Information.

        Margin and revenue enhancement opportunities.    We believe that IEA has a number of opportunities to increase its revenue and enhance its margins. Revenue opportunities include expansion into a number of adjacencies to its core business and margin opportunities include "in-sourcing" certain construction activities that IEA has traditionally sub-contracted to others. During 2017, IEA enhanced its capacities to undertake these revenue and margin opportunities, including through hiring certain key personnel. We believe that IEA possesses the business relationships, personnel and expertise to realize financial benefits from this investment during 2018 and beyond.

        Market leading renewables EPC platform.    IEA is a leading EPC company with an established customer base of blue chip energy companies. IEA estimates that it holds the #1 market share in wind energy construction in the United States, which management believes provides it with a key competitive advantage due to significant barriers to entry in the wind energy construction sector. We believe that IEA's strong relationships with customers and OEM vendors, specialized equipment, experienced construction teams and track record for on-time delivery provide it with a competitive advantage in winning new projects that is difficult to replicate.

        Growth potential in the renewable power generation market.    The U.S. Department of Energy estimates that wind generation capacity will double between 2017 and 2023 as projects are fast tracked to take advantage of current production tax credits, with industry reports showing that equipment was pre-purchased during 2016 for approximately 60 GW of new wind generating capacity which must be completed by the end of 2019 in order to benefit from the production tax credit incentives. The construction work required to build this 60 GW of new capacity is projected to create record levels of demand for construction of wind generation capacity through 2019. The strong demand is expected to continue thereafter, as the U.S. Department of Energy estimates that renewables will grow from 29% of U.S. generating capacity in 2016 to over 40% of all U.S. capacity by 2030. The projected long-term growth of renewables is not driven by tax incentives, but rather by lower, unsubsidized cost of renewable energies over the lifetime of the generating assets (even without giving effect to tax credits), replacement of fossil and nuclear power plants, the increased focus on sustainable energy by corporations and State renewables mandates.

        Experienced management team.    The members of IEA's senior management have an average of over 20 years of experience in the EPC sector and in construction of renewable energy generation infrastructure. They have a track record for successfully managing the business of IEA and have shown consistent improvement in a number of key metrics, including margins, market share and safety. The senior management team of IEA also has strong relationships with its customer base and OEM vendors, as well as good relations with employees.

        Growing backlog provides visibility.    IEA has approximately $1.0 billion of backlog as of November 10, 2017, which includes uncompleted portions of existing contracts, including new contracts under which work has not begun and awarded contracts for which the definitive project documentation is being prepared, as well as revenue from change orders and renewal options ("backlog"). This backlog provides strong visibility into financial performance over the next two years. As of November 20, 2018, IEA also has a pipeline of more than $2.5 billion of incremental revenue opportunities for 2018. This backlog is the largest in IEA's history and accounts for approximately 60% of IEA's total construction capacity for 2018.

        Cost-effective means of generating electricity.    Improvements in technology and productivity have significantly reduced the unsubsidized, levelized cost of production for wind and solar energy generation in recent years and the U.S. Department of Energy has reported that wind and solar (together with combined cycle gas generation) now provide the lowest levelized cost of production of all customary energy generation sources—even without tax benefits.

        Project and financial and safety controls.    IEA has implemented a system of project controls and financial controls that is intended to minimize risk of negative variances from approved project budgets and timelines. Management believes that these systems have proven effective for IEA and have been a significant factor in IEA's improvement in margins and absence of project losses in the United States over the past five years. IEA also has developed a culture throughout all levels of its organization which is focused heavily on safety and, as a result, has what it believes to be the best safety record among its peer group. We believe IEA's track record in project, financial and safety controls provides it with a competitive advantage in its industry.

        State and corporate renewables mandates.    Currently, nearly 40 states, as well as the District of Columbia and four territories, have adopted renewable portfolio standards or goals. Additionally, a growing number of major corporations have implemented voluntary renewable energy targets. These two factors have become significant drivers of renewable energy purchases and production which are helping to drive incremental growth in the sector.

        Opportunities for both organic growth and expansion through acquisitions.    We believe IEA has several growth opportunities available to it, including increasing its in house high-voltage electrical capabilities and continuing to build its presence in the utility-scale solar market. In addition, we believe IEA will be well positioned to capitalize on acquisition opportunities both in its current markets and adjacent markets.

        Our board of directors also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including the following:

        Limited track record of acquiring and integrating businesses.    The business plan for the Company and IEA following consummation of the Business Combination contemplates expansion of the business through, among other things, acquisitions. Our Board considered IEA's limited track record of completing and integrating acquisitions, but believes that the Sponsors and Oaktree have sufficient experience and resources to provide support for these activities.

        Limited public float and small market cap.    Immediately following the Closing, the Company expects to have 29,210,000 shares of its Common Stock outstanding with a common equity value of $292,100,000 (based on a $10.00 per share price). Approximately 48.6% of the outstanding equity will be owned by Seller and our Sponsors (assuming no redemptions by the Company's public stockholders and without giving effect to the Earn-out Shares). Our Board considered this factor, but believes that the growth plan for the Company and IEA following the Business Combination will enhance equity value and expand the public float. For more information, please see the section entitled "Summary of the Proxy Statement—Impact of the Business Combination on the Company's Public Float."

        Phase out of production tax credits.    Under current tax law, the federal renewable electricity production tax credit declines gradually until it expires in 2020, after which developers of renewable energy will have four years in which to complete construction of outstanding projects. Many companies began wind construction projects in 2016 and 2017 to benefit from this four-year safe harbor and it is anticipated that additional projects will be commenced during 2018 and 2019. Similarly, the investment tax credit regime for solar projects was extended through 2019 but then declines gradually to 2022. Our board of directors considered this risk, but believes that the expiration of these tax credits has accelerated demand, creating revenue generating opportunities in the near term, and that in the long term, wind and solar will continue to be lower cost alternatives to traditional fuel sources, even without the inclusion of tax incentives.

        Minimum Cash Requirement.    The closing of the transaction is subject to the Available Cash Condition. Our Board considered the risk that, if a large number of our stockholders elect to have us redeem their shares, this condition may not be satisfied. See "Risk Factors—Risks Relating to the Redemption".

        Changing federal policies.    Over the past year, federal government policies have deemphasized renewable energy, while seeking to create incentives for the continued operation of fossil fuel and nuclear generating capacity. Our board of directors considered the risk that such policies could have an adverse impact upon IEA, but believes that the potential impact of state renewables mandates, corporate renewables targets, improved efficiency and cost-effectiveness of renewables generation is likely to have a greater positive impact upon IEA.

        For more information about our decision-making process, please see the section entitled "Proposal No. 1—Approval of the Business Combination—The Company's Board of Director's Reasons for the Approval of the Business Combination."

Conditions to Closing of the Business Combination

  Conditions to Each Party's Obligations

        The respective obligations of the Company, IEA Services and Seller to consummate the Business Combination, are subject to the following conditions: (i) there is an absence of certain injunctions or orders issued by any governmental authority or court of competent jurisdiction, (ii) the completion of required filings and expiration of applicable waiting periods under the HSR Act, (iii) the approval of the Business Combination by the stockholders of the Company and (iv) the Available Cash Condition.

  Conditions to the Company's Obligations

        The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, including the Business Combination, are subject to the following conditions: (i) certain representations and warranties of IEA Services and Seller are generally true and correct as of the Closing Date other than as would not be expected to have a Material Adverse Effect (as defined in the Merger Agreement), (ii) each of IEA Services and Seller has performed and complied in all material respects with all agreements and covenants required by the Merger Agreement, (iii) each of IEA Services and Seller has delivered to the Company a certificate, certifying as to the accuracy of the representations and warranties and performance required pursuant to the Merger Agreement; (iv) IEA Services, the lenders and the other parties named therein must have executed and delivered the replacement credit facility on terms no less favorable than the terms in the debt commitment letter, and the replacement credit facility must be in full force and effect and the aggregate amount of commitments available to IEA Services on the Closing Date must be not less than $85,000,000 and the amount available to be drawn on the Closing Date must be not less than the amount specified in the Merger Agreement; (v) Seller must have delivered to the Company a duly executed copy of the Investor Rights Agreement; (vi) after the date of the Merger Agreement there must not have occurred any Material Adverse Effect that is continuing; (vii) IEA Services must have delivered to the Company the required information of IEA needed to file the Company's Form 8-K under Item 2.01(f) at least five business days prior to the Closing Date; and (viii) Seller must have delivered to the Company a duly executed copy of the lease agreement with respect to the real property located in Clinton, Indiana. For more information regarding the debt commitment letter and the replacement credit facility, see "Proposal No. 1—Approval of the Business Combination-Debt Commitment Letter" and "IEA Management's Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources."

  Conditions to IEA Services' and Seller's Obligations

        The obligations of IEA Services and Seller to consummate the transactions contemplated by the Merger Agreement, including the Business Combination, are subject to the following conditions: (i) the representations and warranties of the Company must generally be true and correct as of the Closing Date other than as would not be expected to have a Buyer Material Adverse Effect (as defined in the Merger Agreement), (ii) each of the Company, Merger Sub I and Merger Sub II must have performed and complied in all material respects with all agreements and covenants required by the Merger Agreement; (iii) the Company must have delivered to IEA Services a certificate certifying as to the accuracy of the representations and warranties and performance required pursuant to the Merger Agreement; (iv) the Company must have satisfied in all material respects its obligations in connection with obtaining the release of certain guarantees entered into by affiliates of Seller, subject to the terms and conditions contained in the Merger Agreement; (v) the payoff letters from the lender(s) under the existing credit facility must provide that, upon payment in full of the outstanding indebtedness under the existing credit facility and termination of the existing credit facility at Closing, all guarantees of Seller and its affiliates under the existing credit facility will be released; (vi) the Company must have delivered to Seller the Registration Rights Agreement and the Investor Rights Agreement; (vii) the Company must have delivered to Seller the Founder Shares Amendment Agreement; (viii) any redemption by the Company of its Common Stock must have been completed in accordance with the Merger Agreement and the Company's current certificate of incorporation and bylaws; (ix) the Company's certificate of incorporation must be amended and restated in the form of the proposed certificate of incorporation, the Certificate of Designation must be adopted and the Company's bylaws must be amended and restated in the form of the amended and restated bylaws; (x) the Common Stock to be issued to Seller at the Closing must have been approved for listing on the NASDAQ; (xi) subject to any redemptions by the Company of Common Stock in accordance with its current certificate of incorporation and bylaws, all the funds contained in the Trust Account must be released from the Trust Account and available to the Company for payment of the Cash Consideration and the Transaction Expenses; (xii) the Company must have delivered to Seller a copy of the resignation of each director that is not continuing on the Board following the Closing and a unanimous written consent of the Board increasing the size of the Board of the Company and appointing the new directors effective immediately following the Closing, in each case in accordance with the Investor Rights Agreement; and (xiii) the required information of IEA needed to file the Company's Form 8-K under Item 2.01(f) must be available at least five business days prior to the Closing Date, provided that this condition shall not apply under certain circumstances described in the Merger Agreement.

        Please see the section entitled "Proposal No. 1—Approval of the Business Combination—Conditions to Closing of the Business Combination" for additional information.

Quorum and Required Vote for Proposals for the Special Meeting

        A quorum of Company stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Company's Common Stock outstanding and entitled to vote at the Special Meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

        The approval of the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder's failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote "AGAINST" the Business Combination Proposal, the Incentive Plan Proposal and the Adjournment Proposal.

        The approval of the Charter Amendment Proposals requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder's failure to vote by proxy or to vote in person at the Special Meeting or an abstention from voting with regard to any of the Charter Amendment Proposals will have the same effect as a vote "AGAINST" such Charter Amendment Proposal.

        The Business Combination is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals at the Special Meeting. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement. It is important for you to note that in the event that the Business Combination Proposal and the Charter Amendment Proposals do not receive the requisite vote for approval, we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by July 12, 2018, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to our public stockholders.

Independent Director Oversight

        Our Board includes four independent directors who are not affiliated with our Sponsors or Oaktree. In connection with the Business Combination, our independent directors, Messrs. Farkas, Hood, Marber and Pappano, took an active role in evaluating and providing guidance to the Company's management in negotiating the proposed terms of the Business Combination, including the Merger Agreement, the Related Agreements and the amendments to our current certificate of incorporation to take effect upon the completion of the Business Combination. As part of their evaluation of the Business Combination, our independent directors were aware of the potential conflicts of interest with our Sponsors and Oaktree that could arise with regard to the proposed terms of the Merger Agreement, the Related Agreements and the amendments to our current certificate of incorporation to take effect upon the completion of the Business Combination. Our independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the Board, the Merger Agreement and the Business Combination. Please see the section entitled "Proposal No. 1—Approval of the Business Combination—Independent Director Oversight."

Recommendation to Company Stockholders

        Our Board believes that each of the Business Combination Proposal, the Charter Amendment Proposals, the Incentive Plan Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and its stockholders and unanimously recommends that its stockholders vote "FOR" each of the proposals.

Risk Factors

        In evaluating the Business Combination and the proposals to be considered and voted on at the Special Meeting, you should carefully review and consider the risk factors set forth under the section entitled "Risk Factors" beginning on page 56 of this proxy statement. The occurrence of one or more of the events or circumstances described in that section, alone or in combination with other events or circumstances, may have a material adverse effect on (i) the ability of the Company and IEA to complete the Business Combination or (ii) the business, cash flows, financial condition and results of operations of the post-combination company.

        These risks include, among other things:

  •
  increased costs and obligations as a result of being a public, listed company;

  •
  whether reduced disclosure requirements applicable to "emerging growth companies" will make our Common Stock less attractive to investors;

  •
  the reduction in revenue, profitability and liquidity due to failure to comply with governmental regulations that oversee transportation and safety compliance;

  •
  substantial liabilities and weakened financial conditions due to physical hazards;

  •
  the inability to operate efficiently if we are unable to attract and retain qualified managers and skilled employees; and

  •
  reduction in capital expenditures and adverse effects on our customers from economic downturns.

SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY

        The following table contains summary historical financial data for the Company as of and for the nine months ended September 30, 2017 and September 30, 2016, as of and for the year ended December 31, 2016 and as of December 31, 2015 and for the period from August 4, 2015 (inception) through December 31, 2015. Such data for the period as of and for the year ended December 31, 2016 have been derived from the audited financial statements of the Company, which are included elsewhere in this proxy statement. Such data as of and for the nine months ended September 30, 2017 and September 30, 2016 have been derived from the unaudited financial statements of the Company included elsewhere in this proxy statement. Results from interim periods are not necessarily indicative of results that may be expected for the entire year. The information below is only a summary and should be read in conjunction with the sections entitled "The Company's Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Information About the Company" and in our financial statements, and the notes and schedules related thereto, which are included elsewhere in this proxy statement.

Statement of Operations Data:	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016	For the Year Ended December 31, 2016	For the Period from August 4, 2015 (inception) through December 31, 2015
Formation and operating costs	$(354,496)	$(47,265)	$(111,754)	$(809)
Loss from operations	(354,496)	(47,265)	(111,754)	(809)
Interest income	622,610	31,297	100,471	—
Income before provision of income taxes	268,114	(15,968)	—	—
Income tax provisions	(105,048)	—	—	—

Net income (loss)	$163,066	$(15,968)	$(11,283)	$(809)

Weighted average number of common shares outstanding—basic and diluted	5,251,965	4,558,494	4,683,028	4,312,500
Net loss per share	$(0.06)	$(0.01)	$(0.00)	$(0.00)
Dividends per share	—	—	—	—

(1)
Excludes 13,950,203 shares subject to redemption at September 30, 2017. Excludes 13,991,772 shares subject to redemption at December 31, 2016 and 562,500 shares that were forfeited in August 2016 upon the expiration of the underwriters' over-allotment option without exercise.

(2)
Net loss per share—basic and diluted excludes interest income attributable to the shares of common stock subject to redemption for the nine months ended September 30, 2017 and 2016 of $452,390 and $23,870, respectively.

	As of September 30, 2017	As of September 30, 2016	As of December 31, 2016
Assets
Cash	$613,720	$913,858	$869,058
Prepaid expense	31,295	71,292	61,292

Current Assets	645,015	985,150	930,350
Cash held in Trust Account	150,723,082	150,031,297	150,100,471

Total Assets	$151,368,097	$151,016,447	$151,030,821

Liabilities and Stockholders' Equity
Franchise tax payable	$88,540	$9,690	$19,380
Accrued income tax	105,048	0	0

Current Liabilities	193,588	9,690	19,380
Deferred underwriting fee	6,000,000	6,000,000	6,000,000

Total Liabilities	6,193,588	6,009,690	6,019,380

Commitments and Contingencies
Common stock, 13,950,203, 13,997,755 and 13,991,772 shares subject to possible redemption at September 30, 2017, September 30, 2016 and December 31, 2016, respectively	140,174,508	140,006,756	140,011,440
Stockholders' Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized, none issued or outstanding	—	—	—
Common stock, $0.0001 par value, 35,000,000 shares authorized; 5,259,797 shares issued and outstanding (excluding 13,950,203 shares subject to redemption) at September 30, 2017; 5,212,245 shares issued and outstanding (excluding 13,997,755 shares subject to redemption) at September 30, 2016 and 5,218,228 shares issued and outstanding (excluding 13,991,772 shares subject to redemption) at December 31, 2016, respectively	525	521	522
Additional Paid-in Capital	4,848,501	5,016,257	5,011,571
Retained earnings (accumulated deficit)	150,975	(16,777)	(12,092)

Total Stockholders' Equity	5,000,001	5,000,001	5,000,001

Total Liabilities and Stockholders' Equity	$151,368,097	$151,016,447	$151,030,821

SELECTED CONSOLIDATED HISTORICAL FINANCIAL
AND OTHER INFORMATION OF IEA

        The following table sets forth summary historical financial information for IEA as of and for the nine months ended September 30, 2017 and September 30, 2016 and as of and for the years ended December 31, 2016, 2015 and 2014. Such information for the years ended December 31, 2016 and 2015 have been derived from the audited consolidated financial statements of IEA, included elsewhere in this proxy statement. Such information as of and for the nine months ended September 30, 2017 and September 30, 2016 and as of and for the year ended December 31, 2014 have been derived from the unaudited consolidated financial statements of IEA, included elsewhere in this proxy statement. Management has prepared the unaudited consolidated financial information set forth below on the same basis as IEA's audited consolidated financial statements and have included all adjustments, consisting of only normal recurring adjustments, that it considers necessary for a fair presentation of our financial position and operating results for such periods. IEA's historical results are not necessarily indicative of the results to be expected in any future period, and IEA's interim results are not necessarily indicative of the results to be expected for the full fiscal year. The information below is only a summary and should be read in conjunction with the sections entitled "IEA Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Information About IEA" and in IEA's financial statements and the related notes, included elsewhere in this proxy statement.

	Nine Months Ended September 30,		Years Ended December 31,
	2017	2016	2016	2015	2014
(in thousands)
Statement of Operations Data:
Revenue	$336,128	$416,162	$602,665	$204,640	$286,254
Cost of revenue	289,556	365,712	517,419	184,850	268,559

Gross profit	$46,572	$50,450	$85,246	$19,790	$17,695

Selling, general and administrative expenses(1)	$23,953	$20,756	$30,705	$27,169	$31,377
Income (loss) from operations	$22,619	$29,694	$54,541	$(8,907)	$(15,343)
Other income (expense), net(2)	$(358)	$36	$(303)	$317	$(728)
Net income (loss) from continuing operations	$14,133	$27,579	$64,451	$(8,696)	$(10,205)
Net income (loss) from discontinued operations(3)	—	(3,236)	1,087	(19,487)	(76,636)

Net income (loss)	$14,133	$24,343	$65,538	$(28,183)	$(86,841)

Cash Flow Data:
Net cash provided by (used in) operating activities(4)	$2,271	$17,894	$53,591	$(5,617)	$(55,928)
Net cash provided by (used in) investing activities	$(3,524)	$(2,281)	$(3,000)	$352	$(1,000)
Net cash provided by (used in) financing activities	$(855)	$(15,099)	$(29,617)	$8,541	$39,405

	Nine Months Ended September 30,		Years Ended December 31,
	2017	2016	2016	2015	2014
(in thousands)
Balance Sheet Data:
Cash and cash equivalents	$19,499	$—	$21,607	$—	$—
Accounts receivable, net	$81,852	$119,900	$69,977	$37,594	$124,800
Costs and estimated earnings in excess of billings on uncompleted contracts	$10,489	$30,971	$14,143	$16,016	$32,787
Property, plant and equipment, net	$42,240	$18,986	$20,540	$14,152	$18,603
Total assets	$172,475	$178,832	$147,716	$74,363	$194,637
Accounts payable and accrued liabilities	$96,996	$168,944	$97,244	$79,043	$159,027
Billings in excess of costs and estimated earnings on uncompleted contracts	$18,157	$15,140	$28,181	$15,902	$33,752
Total liabilities	$145,427	$230,461	$134,841	$150,207	$242,944
Total members' equity (deficit)	$27,048	$(51,629)	$12,875	$(75,844)	$(48,307)

(1)
Selling, general & administrative expenses for the nine months ended September 30, 2017 includes $3,293 of costs associated with electrical and solar teams for which revenue is not anticipated prior to 2018. Includes payments made to Oaktree for guarantees provided by Oaktree on certain borrowings of IEA of $1,214, $1,755, $2,340, $1,961 and $827 for each of the periods ended September 30, 2017, September 30, 2016, fiscal 2016, 2015 and 2014, respectively. Includes supplemental bonuses of $1,500 and $2,000 in the periods ended September 30, 2016 and fiscal 2016 related to IEA's successful completion of IEA's exit of its Canadian operations.

(2)
Includes $1,528 and $1,661 in fiscal 2015 and 2014, respectively, related to restructuring costs associated with the abandonment of the Canadian solar operations of White Construction, Inc. and its wholly-owned subsidiary, H.B. White Canada Corp. ("H.B. White") and refocusing the business on the U.S. wind energy market. Restructuring expenses represented severance expense for employees who were terminated as a result of the abandonment of the Canadian solar operations of H.B. White.

(3)
IEA made the decision to abandon its operations in Canada in 2014 and to refocus the business on the U.S. wind energy market. In early 2015, IEA began the process of finalizing all projects in Canada and reducing or eliminating all costs and expenses. IEA completely abandoned the Canadian solar operations of H.B. White and effectively completed all significant projects in Canada, and reduced or redeployed substantially all of its Canadian resources, facilities and equipment as of July 2016.

(4)
Cash flow from operations can fluctuate from period to period based on the number of awarded projects in process. See "IEA Management's Discussion and Analysis of Financial Condition and Results of Operation—Liquidity and Capital Resources."

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        The Company is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the transactions.

        The unaudited pro forma condensed combined balance sheet as of September 30, 2017 combines the historical consolidated balance sheet of IEA as of September 30, 2017 with the historical consolidated balance sheet of the Company as of September 30, 2017, giving effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017 combines the historical consolidated statement of operations of IEA for the nine months ended September 30, 2017 and the year ended December 31, 2016 with the historical consolidated statement of operations of the Company for each corresponding period, giving effect to the Business Combination as if it had occurred on January 1, 2016.

        The following unaudited pro forma financial statements give effect to the following transactions:

  •
  The Mergers;

  •
  The release of all of the funds held in the Company's Trust Account;

  •
  Upon the consummation of the Mergers, the payment by the Company of the Estimated Merger Consideration to IEA Parent (as further described below);

  •
  Upon the consummation of the Mergers, the termination by IEA of its existing credit facility and the entry by IEA into the replacement credit facility, initially providing for a $50.0 million revolving credit facility maturing on the third anniversary of the Closing Date (the "New Revolving Facility") and a $50.0 million delayed-draw term loan facility maturing on the third anniversary of the Closing Date; and

  •
  The payment by the Company of fees, expenses and other amounts associated with the Business Combination out of funds released from the Company's Trust Account or amounts borrowed under the New Revolving Facility, to the extent required.

        The amount of merger consideration payable at Closing to IEA Parent (the "Estimated Merger Consideration") will be the sum of (i) $235.0 million, plus (ii) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, plus (iii) an amount equal to the Working Capital Overage (based on Target Working Capital of $(13.9) million), less (iv) an amount equal to the Working Capital Underage (based on Target Working Capital of $(13.9) million), less (v) the amount of IEA's outstanding indebtedness under the existing credit facility, less (vi) certain indebtedness and other obligations of IEA being assumed by the Company at Closing, less (vii) the amount of tax liabilities in connection with the transfer by IEA of certain real property located in Clinton, Indiana, less (viii) $3.0 million to be paid to Oaktree as a reserve for expenses to be incurred by it in its capacity as Seller's representative. The Estimated Merger Consideration will be paid to IEA Parent in a combination of cash, shares of Common Stock and shares of Series A Preferred Stock.

        The amount of the Cash Consideration payable to IEA Parent will be the sum of (a) $100.0 million, plus (b) the sum of (i) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, (ii) any Working Capital Overage, and (iii) an amount equal to the proceeds of any issuances of preferred stock of the Company and/or Common Stock (between the date of the Merger Agreement and the Closing Date), up to $35.0 million, less (c) the sum of (i) any Working Capital Underage, (ii) the amount of IEA's outstanding indebtedness under the existing credit facility, (iii) any portion of the indebtedness assumed by the Company at Closing required by the terms thereof to be repaid as of the Closing and not so prepaid prior to the Adjustment Time, (iv) the amount by which the indebtedness of IEA assumed by the Company at Closing (other than any indebtedness to the extent included in clauses (ii), (iii), (v), (vi) or (vii)) exceeds $1.0 million, (v) the amount by which capitalized lease obligations of IEA exceed $20.0 million in the aggregate, (vi) the amount of any accrued and unpaid taxes of IEA for the pre-Closing tax periods, (vii) without duplication to (vi), the amount of tax liabilities in connection with the transfer by IEA of certain real property located in Clinton, Indiana, and (viii) $3.0 million to be paid to Oaktree as a reserve for expenses to be incurred by it in its capacity as representative of Seller.

        The remainder of the consideration to be paid to IEA Parent at Closing (i.e., the Estimated Merger Consideration less the Cash Consideration) will be paid to IEA Parent in shares of Common Stock and Series A Preferred Stock, with such stock consideration split 74.1% in the form of Common Stock and 25.9% in the form of Series A Preferred Stock. For purposes of determining the number of shares of Common Stock issuable with respect to the portion of the consideration payable in Common Stock, the Common Stock will be valued at $10.00 per share. The relative allocation of the consideration as among cash, Common Stock and Series A Preferred Stock will be further adjusted by the Co-Investment Adjustment (assumed to be zero for purposes of these pro forma financial statements) and the Common Stock Adjustments. Because the value of the Common Stock to be paid to IEA Parent would constitute at least 40% of the consideration to be paid to IEA Parent, these pro forma financial statements do not reflect any Common Stock Adjustments.

        Pursuant to the terms of the Company's current certificate of incorporation, holders of the Company's public shares have the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company's Trust Account as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The per-share amount the Company will distribute to holders of public shares who properly redeem their public shares will not be reduced by the deferred underwriting commissions the Company is required to pay to its underwriters for its IPO, which occurred in July 2016. The Initial Stockholders, our officers and our remaining directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald).

        The Merger Agreement provides that the obligation of each of IEA Parent and the Company to consummate the Business Combination is conditioned on the satisfaction of the Available Cash Condition.

        IEA Parent will also receive Earn-out Shares if certain EBITDA thresholds specified in the Merger Agreement are met in either or both of fiscal years 2018 and 2019, with a total of 9,000,000 shares of Common Stock being earnable for both such years in the aggregate.

        The historical financial information of IEA was derived from the unaudited condensed consolidated financial statements of IEA as of and for the nine months ended September 30, 2017 and the audited consolidated financial statements of IEA as of and for the year ended December 31, 2016 included elsewhere in this proxy statement. The historical financial information of the Company was derived from the unaudited financial statements of the Company as of and for the nine months ended September 30, 2017 and the audited financial statements of the Company as of and for the year ended December 31, 2016 included elsewhere in this proxy statement. This information should be read together with IEA's and the Company's financial statements and related notes. See "IEA Management's Discussion and Analysis of Financial Condition and Results of Operations," "The Company's Management's Discussion and Analysis of Financial Condition and Results of Operations" and other financial information included elsewhere in this proxy statement.

Accounting for the Transactions

        The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, the Company will be treated as the "acquired" company for financial reporting purposes. This determination was primarily based on IEA Parent effectively controlling the post-combination company through its equity ownership of the Company (assuming all of the Earn-out Shares are issued to IEA Parent), IEA's operations comprising substantially all of the ongoing operations of the combined entity, IEA's senior management comprising substantially all of the senior management of the post-combination company and the existence of a large minority voting interest in the Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of IEA issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be the historical operations of IEA.

        The unaudited pro forma condensed combined financial statements do not include any adjustments for incremental general and administrative costs which are anticipated to be incurred by the post-combination company as a public reporting company. These incremental expenses, estimated to be approximately $5.0 million per year, include compensation and benefit expense for certain additional personnel, fees paid to the independent auditors, legal advisors and other professional advisors, investor relations activities, registrar and transfer agent fees, incremental costs for director and officer liability insurance and director compensation.

        The issuance of up to 9,000,000 Earn-out Shares to IEA Parent is contingent upon the achievement of certain specified EBITDA thresholds in the 2018 and/or 2019 fiscal years. The Earn-Out Shares are to be issued contingent on future performance of the post-combination company and, therefore, have been recorded as a liability in the unaudited pro forma condensed combined financial statements.

Basis of Pro Forma Presentation

        The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable and, with respect to the pro forma statements of operations, are expected to have a continuing impact on the results of the post-combination company. The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the post-combination company will experience. IEA and the Company have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

        The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemptions for cash of the Company's public shares:

  •
  Scenario 1—Assuming no redemptions of public shares for cash:  This presentation assumes that none of the Company's stockholders exercise redemption rights with respect to their public shares upon the consummation of the Business Combination.

  •
  Scenario 2—Assuming maximum redemptions of public shares for cash while satisfying the Available Cash Condition:  This presentation assumes that the Company's public stockholders exercise their redemption rights with respect to a maximum of 5,047,974 public shares upon consummation of the Business Combination at a redemption price of approximately $10.05 per share. The maximum redemption amount is derived from the $100.0 million minimum cash required to be released from the Trust Account (assuming no additional equity raises by the Company) in order to satisfy the Available Cash Condition. Under Scenario 2, it is assumed that $3.9 million, bearing interest at a rate of LIBOR plus 3.00%, will be borrowed by IEA on the Closing Date under the New Revolving Facility to pay Transaction Expenses associated with the Business Combination.

        Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma condensed combined financial statements are 10,003,500 shares of Common Stock to be issued to IEA Parent in the connection with the Business Combination. The currently outstanding warrants of the Company to purchase a total of 7,730,000 shares of Common Stock at an exercise price of $11.50 per share will continue to be outstanding after the Closing of the Business Combination. Considering the assumed nominal per share market price of $10.00, the Company's warrants are not dilutive on a pro forma basis. However, the potential dilutive impact will ultimately be recognized based on the actual market price on the date of measurement. The computation of diluted net income per share includes an aggregate of 9,000,000 additional shares of Common Stock that may be issued to IEA Parent upon the achievement of specified EBITDA thresholds and 3,500,000 additional shares of Common Stock that may be issued to IEA Parent upon conversion of the preferred stock.

        At the Closing of the Business Combination, under Scenario 1, it is expected that IEA Parent will hold approximately 34.2% of the issued and outstanding shares of Common Stock, and the existing stockholders of the Company will hold approximately 65.8% of the issued and outstanding shares of Common Stock (in each case including the Unvested Founder Shares, and assuming that the Company has not raised additional equity capital as permitted under the Merger Agreement).

        At the Closing of the Business Combination, under Scenario 2, it is expected that IEA Parent will hold approximately 41.4% of the issued and outstanding shares of Common Stock, and the existing stockholders of the Company will hold approximately 58.6% of the issued and outstanding shares of Common Stock (in each case including the Unvested Founder Shares, and assuming that the Company has not raised additional equity capital as permitted under the Merger Agreement).

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
(in thousands except share and per share amounts)

	For the Nine Months Ended September 30, 2017
	(A) IEA	(B) The Company	Scenario 1 Assuming No Redemptions	Scenario 2 Assuming Maximum Redemptions
Statement of Operations Data
Revenue	$336,128	$—	$336,128	$336,128
Total operating expenses	$23,953	$355	$24,133	$24,133
Operating income (loss)	$22,619	$(355)	$22,439	$22,439
Net income	$14,133	$163	$14,018	$13,962
Net income attributable to common stockholders	$14,133	$163	$12,445	$12,389
Net income (loss) per share attributable to common stockholders—basic		$(0.06)	$0.43	$0.51
Net income (loss) per share attributable to common stockholders—diluted		$(0.06)	$0.34	$0.38
Balance Sheet Data
Total current assets	$118,737	$645	$146,000	$99,269
Total assets	$172,475	$151,368	$195,004	$148,273
Total current liabilities	$119,976	$192	$211,178	$211,178
Total liabilities	$145,427	$6,192	$236,629	$240,621
Total stockholders' equity (deficit)	$27,048	$5,001	$(76,590)	$(127,313)

	For the Year Ended December 31, 2016
	(A) IEA	(B) The Company	Scenario 1 Assuming No Redemptions	Scenario 2 Assuming Maximum Redemptions
Statement of Operations Data
Revenue	$602,665	$—	$602,665	$602,665
Total operating expenses	$30,705	$112	$32,363	$32,363
Operating income (loss)	$54,451	$(112)	$52,883	$52,883
Net income	$65,538	$(12)	$64,505	$64,431
Net income attributable to common stockholders	$65,538	$(12)	$62,407	$62,333
Net income (loss) per share attributable to common stockholders—basic		$(0.00)	$2.14	$2.58
Net income (loss) per share attributable to common stockholders—diluted		$(0.00)	$1.55	$1.76

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement contains forward-looking statements. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business, and the timing and ability for us to complete the Business Combination. Specifically, forward-looking statements may include statements relating to:

  •
  the benefits of the Business Combination;

  •
  the future financial performance of the post-combination company following the Business Combination;

  •
  changes in the market for IEA's customers;

  •
  expansion plans and opportunities; and

  •
  other statements preceded by, followed by or that include the words "may," "can," "should," "will," "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" or similar expressions.

        These forward-looking statements are based on information available as of the date of this proxy statement and our management's current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

        You should not place undue reliance on these forward-looking statements in deciding how your vote should be cast or in voting your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

  •
  the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Merger Agreement;

  •
  the outcome of any legal proceedings that may be instituted against IEA or the Company following announcement of the proposed Business Combination and transactions contemplated thereby;

  •
  the inability to complete the transactions contemplated by the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company, or other conditions to Closing in the Merger Agreement;

  •
  the inability to obtain or maintain the listing of the post-combination company's Common Stock on NASDAQ following the Business Combination;

  •
  the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;

  •
  the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability to integrate IEA's and the Company's businesses, and the ability of the combined business to grow and manage growth profitably;

  •
  costs related to the Business Combination;

  •
  the possibility that IEA or the Company may be adversely affected by other economic, business, and/or competitive factors;

  •
  market conditions, technological developments, regulatory changes or other governmental policy uncertainty that affects IEA or customers of IEA;

  •
  IEA's ability to manage projects effectively and in accordance with management estimates, as well as the ability to accurately estimate the costs associated with its fixed price and other contracts, including any material changes in estimates for completion of projects;

  •
  the effect on demand for IEA's services and changes in the amount of capital expenditures by customers due to, among other things, economic conditions, commodity price fluctuations, the availability and cost of financing, and customer consolidation;

  •
  the timing and extent of fluctuations in geographic, weather and operational factors affecting IEA's customers, projects and the industries in which IEA operates;

  •
  the ability of customers to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice;

  •
  customer disputes related to the performance of services;

  •
  disputes with, or failures of, subcontractors to deliver agreed-upon supplies or services in a timely fashion;

  •
  IEA's ability to replace non-recurring projects with new projects;

  •
  the impact of U.S. federal, local, state, foreign or tax legislation and other regulations affecting the renewable wind energy industry and related projects and expenditures;

  •
  the effect of state and federal regulatory initiatives, including costs of compliance with existing and future safety and environmental requirements;

  •
  fluctuations in maintenance, materials, labor and other costs;

  •
  IEA's and the Company's beliefs regarding the state of the renewable wind energy market generally; and

  •
  other risks and uncertainties indicated in this proxy statement, including those set forth under the section entitled "Risk Factors."

RISK FACTORS

        You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the financial statements and notes to the financial statements included herein, in evaluating the Business Combination and the proposals to be voted on at the Special Meeting. The following risk factors that apply to the business and operations of IEA will also apply to the business and operations of the post-combination company following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material adverse effect on the business, cash flows, financial condition and results of operations of the post-combination company. These risk factors are not exhaustive and investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of IEA and the post-combination company. You should carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled "Cautionary Note Regarding Forward-Looking Statements." We may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business or financial condition. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein.

        For purposes of "Risks Related to IEA" and "Risks Related to IEA's Industry and its Customers' Industries", "we", "us" and "our" refer to IEA and, following the Business Combination, the post-combination company.

Risks Related to IEA

Tax reform legislation recently enacted by the U.S. Congress may materially reduce the value of production tax credits and investment tax credits under certain circumstances.

        Our business is focused on supplying products and services to owners and operators of wind energy generation facilities. Currently, the wind and solar industries benefit from federal tax incentives and state renewable portfolio standards. Currently, the federal government provides economic incentives to the owners of wind energy facilities, including a federal production tax credit, an investment tax credit and a cash grant equal in value to the investment tax credit. Although the enactment of the Tax Cuts and Jobs Act in December 2017 (the "2017 Tax Act") preserved the existing production tax credit and investment tax credit incentive structures, the 2017 Tax Act includes a base erosion and anti-abuse tax ("BEAT") provision that imposes a minimum tax on certain corporations, and only 80% of the value of such corporation's production or investment tax credits can be applied as a reduction to such corporation's BEAT liability. Accordingly, this BEAT provision could reduce the incentive for certain taxable investors to invest in tax equity financing arrangements and could materially reduce the value and availability such tax credits, grants and incentives for certain participants and financing sources in the wind and solar industry. Any such reduction in such credits, grants and incentives could materially and adversely affect the business, financial condition, results of operations, cash flows and growth prospects of the combined company. The BEAT provision generally applies to U.S. corporations that are part of a group with at least $500 million of applicable annual gross receipts and that make certain payments to related foreign persons, including payments that are deductible for U.S. tax purposes, payments to purchase depreciable or amortizable property, reinsurance payments and, in the case of certain "inverted" companies, other payments that reduce the gross receipts of the U.S. corporation. The 2017 Tax Act permits the immediate expensing of certain capital expenditures between September 27, 2017 and January 1, 2023, but this new rule could be less valuable than a dollar-for-dollar investment tax credit or production tax credit, given the reduced corporate income tax rate of 21%. Any of the foregoing changes arising from the 2017 Tax Act, as well as other changes in law not mentioned herein, could adversely impact the demand for development of wind and solar energy generation facilities.

Our failure to comply with the regulations of OSHA and other state and local agencies that oversee transportation and safety compliance could adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

        The Occupational Safety and Health Act of 1970, as amended, establishes certain employer responsibilities, including maintenance of a workplace free of recognized hazards likely to cause death or serious injury, compliance with standards promulgated by the Occupational Safety and Health Administration ("OSHA") and various recordkeeping, disclosure and procedural requirements. Various standards, including standards for notices of hazards and safety in excavation and demolition work, may apply to our operations. We have incurred, and will continue to incur, capital and operating expenditures and other costs in the ordinary course of business in complying with OSHA and other state and local laws and regulations, and could incur penalties and fines in the future, including, in extreme cases, criminal sanctions.

        While we have invested, and will continue to invest, substantial resources in occupational health and safety programs, our industry involves a high degree of operational risk, and there can be no assurance that we will avoid significant liability. Although we have taken what we believe to be appropriate precautions, we have had employee injuries in the past, and may suffer additional injuries in the future. Serious accidents of this nature may subject us to substantial penalties, civil litigation or criminal prosecution. Personal injury claims for damages, including for bodily injury or loss of life, could result in substantial costs and liabilities, which could materially and adversely affect our financial condition, results of operations or cash flows. In addition, if our safety record were to deteriorate, or if we suffered substantial penalties or criminal prosecution for violation of health and safety regulations, customers could cancel existing contracts and not award future business to us, which could materially adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Our business is subject to physical hazards that could result in substantial liabilities and weaken our financial condition.

        Construction projects undertaken by us expose our employees to heavy equipment, mechanical failures, transportation accidents, adverse weather conditions and the risk of damage to equipment and property. These hazards can cause personal injuries and loss of life, severe damage to or destruction of property and equipment and other consequential damages and could lead to suspension of operations and large damage claims which could, in some cases, substantially exceed the amount we charge for the associated services. In addition, if serious accidents or fatalities occur, or if our safety records were to deteriorate, we may be restricted from bidding on certain work and obtaining new contracts and certain existing contracts could be terminated. Our safety processes and procedures are monitored by various agencies and ratings bureaus. The occurrence of accidents in our business could result in significant liabilities, employee turnover, increase the costs of our projects, or harm our ability to perform under our contracts or enter into new customer contracts, all of which could materially adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

If we are unable to attract and retain qualified managers and skilled employees, we will be unable to operate efficiently, which could reduce our revenue, profitability and liquidity.

        Our business is labor intensive, and some of our operations experience a high rate of employee turnover. In addition, given the nature of the highly specialized work we perform, many of our employees are trained in, and possess, specialized technical skills that are necessary to operate our business and maintain productivity and profitability. At times of low unemployment rates in the areas we serve, it can be difficult for us to find qualified and affordable personnel. We may be unable to hire and retain a sufficiently skilled labor force necessary to support our operating requirements and growth strategy. Our labor and training expenses may increase as a result of a shortage in the supply of skilled personnel. We may not be able to pass these expenses on to our customers, which could adversely affect our profitability. Additionally, our business is managed by a number of key executive and operational officers and is dependent upon retaining and recruiting qualified management. Labor shortages, increased labor or training costs, or the loss of key personnel could materially adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Acquisition and investment activity presents certain risks to our business, operations and financial position, and we may not realize the financial and strategic goals contemplated at the time of a transaction.

        We expect that acquisitions and investments will be an important part of our growth strategy. Successful execution following the closing of an acquisition or investment is paramount to achieving the anticipated benefits of the transaction. In the future, we may make acquisitions to expand into new markets and our acquisition strategy will depend on our ability to identify, negotiate, complete and integrate acquisitions and, if necessary, to obtain satisfactory debt or equity financing to fund those acquisitions. Mergers and acquisitions are inherently risky, and any mergers and acquisitions that we complete may not be successful. The process of integrating an acquired company's business into our operations and investing in new technologies is challenging and may result in expected or unexpected operating or compliance challenges, which may require significant expenditures and a significant amount of our management's attention that would otherwise be focused on the ongoing operation of our business. The potential difficulties or risks of integrating an acquired company's business include, among others:

  •
  the effect of the acquisition on our financial and strategic positions and our reputation;

  •
  risk that we fail to successfully implement our business plan for the combined business;

  •
  risk that we are unable to obtain the anticipated benefits of the acquisition, including synergies or economies of scale;

  •
  risk that we are unable to complete development and/or integration of acquired technologies;

  •
  risk that the market does not accept the integrated product portfolio;

  •
  challenges in reconciling business practices or in integrating product development activities, logistics or information technology and other systems;

  •
  challenges in reconciling accounting issues, especially if an acquired company utilizes accounting principles different from those we use;

  •
  retention risk with respect to key customers, suppliers and employees and challenges in retaining, assimilating and training new employees;

  •
  potential failure of the due diligence processes to identify significant problems, liabilities or other shortcomings or challenges of an acquired company, which could result in unexpected litigation, regulatory exposure, financial contingencies and known and unknown liabilities; and

  •
  challenges in complying with newly applicable laws and regulations, including obtaining or retaining required approvals, licenses and permits.

        Acquisitions and/or investments may also result in the expenditure of available cash and amortization of expenses any of which could have a material adverse effect on our operating results or financial condition. Investments in immature businesses with unproven track records and technologies have an especially high degree of risk, with the possibility that we may lose the value of our entire investments or incur additional unexpected liabilities. Large or costly acquisitions or investments may also diminish our capital resources and liquidity or limit our ability to engage in additional transactions for a period of time. All of the foregoing risks may be magnified as the cost, size or complexity of an acquisition or acquired company increases, or where the acquired company's products, market or business are materially different from ours, or where more than one integration is occurring simultaneously or within a concentrated period of time.

        In addition, in the future we may require significant financing to complete an acquisition or investment, whether through bank loans, raising of debt or otherwise. We cannot assure you that such financing options will be available to us on reasonable terms, or at all. If we are not able to obtain such necessary financing, it could have an impact on our ability to consummate a substantial acquisition or investment and execute our growth strategy. Alternatively, we may issue a significant number of shares as consideration for an acquisition, which would have a dilutive effect on our existing shareholders.

The U.S. wind and solar industries benefit from tax and other economic incentives and political and governmental policies. A significant change in these incentives and policies could materially and adversely affect our business, financial condition, results of operations, cash flows and growth prospects.

        The Consolidated Appropriations Act of 2016 ("CAA") extended certain provisions of the Internal Revenue Code, which contains federal tax incentives applicable to the renewable energy industry. Currently, the tax code provides that the production tax credit for wind projects (the "PTC") applies to qualifying projects for which the construction commencement date was prior to January 1, 2020. The PTC will be reduced by 20% for 2017, by 40% for 2018, and finally will be reduced by 60% for 2019. Similarly, a phase down rate of the investment tax credit (the "ITC") in lieu of PTC is available for wind projects: 30% ITC for projects commencing before 2017, 24% for projects commencing in 2017, 18% for projects commencing in 2018 and 12% for projects commencing in 2019. Solar projects, however, will be eligible for an investment tax credit (the "Solar ITC") only. The Solar ITC is 30% for projects commencing prior to 2020 and is reduced to 26% for projects commencing in 2020 and to 22% for projects commencing in 2021. After 2021, the Solar ITC will permanently remain at 10% for projects that commence prior to 2022, but are placed in service after 2023.

        The PTC, ITC, Solar ITC and cash grant program provide material incentives to develop wind energy generation facilities and thereby impact the demand for our manufactured products and services. The increased demand for our products and services resulting from the credits and incentives may continue until such credits or incentives lapse. The failure of Congress to extend or renew these incentives beyond their current expiration dates could significantly delay the development of wind energy generation facilities and the demand for wind turbines, towers and related components. In addition, we cannot assure you that any subsequent extension or renewal of the PTC, ITC, Solar ITC or cash grant program would be enacted prior to its expiration or, if allowed to expire, that any extension or renewal enacted thereafter would be enacted with retroactive effect. It is possible that these federal incentives will not be extended beyond their current expiration dates. Any delay or failure to extend or renew the PTC, ITC, Solar ITC or cash grant program in the future could have a material adverse impact on our business, results of operations, financial performance and future development efforts.

        State renewable energy portfolio standards generally require state-regulated electric utilities to supply a certain proportion of electricity from renewable energy sources or devote a certain portion of their plant capacity to renewable energy generation. Typically, subject utilities comply with such standards by qualifying for renewable energy credits evidencing the share of electricity that was produced from renewable sources. Under many state standards, these renewable energy credits can be unbundled from their associated energy and traded in a market system allowing generators with insufficient credits to meet their applicable state mandate. These standards have spurred significant growth in the wind energy industry and a corresponding increase in the demand for our manufactured products. Currently, the majority of states and the District of Columbia have renewable energy portfolio standards in place and certain states have voluntary utility commitments to supply a specific percentage of their electricity from renewable sources. The enactment of renewable energy portfolio standards in additional states or any changes to existing renewable energy portfolio standards, or the enactment of a federal renewable energy portfolio standard or imposition of other greenhouse gas regulations may impact the demand for our products. We cannot assure you that government support for renewable energy will continue. The elimination of, or reduction in, state or federal government policies that support renewable energy could have a material adverse impact on our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Our business is seasonal and is affected by adverse weather conditions and the spending patterns of our customers, exposing us to variable quarterly results.

        Some of our customers reduce their expenditures and work order requests towards the end of the calendar year. Adverse weather conditions, particularly during the winter season, can also affect our ability to perform outdoor services in certain regions of North America. As a result, we generally experience reduced revenue in the first quarter of each calendar year. Natural catastrophes such as hurricanes or other severe weather could also have a negative effect on the economy overall and on our ability to perform outdoor services in affected regions or utilize equipment and crews stationed in those regions, which could negatively affect our results of operations, cash flows and liquidity.

We are self-insured against certain potential liabilities.

        Although we maintain insurance policies with respect to employer's liability, general liability, auto and workers compensation claims, those policies are subject to deductibles or self-insured retention amounts of up to $500,000 per occurrence. We are primarily self-insured for all claims that do not exceed the amount of the applicable deductible/self-insured retention. In addition, for our employees not part of a collective bargaining agreement, we provide employee health care benefit plans. Our primary health insurance plan is subject to a deductible of $100,000 per individual claim per year.

        Our insurance policies include various coverage requirements, including the requirement to give appropriate notice. If we fail to comply with these requirements, our coverage could be denied.

        Losses under our insurance programs are accrued based upon our estimates of the ultimate liability for claims reported and an estimate of claims incurred but not reported. Insurance liabilities are difficult to assess and estimate due to unknown factors, including the severity of an injury, the extent of damage, the determination of our liability in proportion to other parties and the number of incidents not reported. The accruals are based upon known facts and historical trends.

Amounts included in our backlog may not result in actual revenue or translate into profits. Our backlog is subject to cancellation and unexpected adjustments and therefore is an uncertain indicator of future operating results.

        Our backlog consists of the estimated amount of services to be completed from future work on uncompleted contracts. It also includes revenue from change orders and renewal options. Most of our contracts are cancelable on short or no advance notice. Reductions in backlog due to cancellation by a customer, or for other reasons, could significantly reduce the revenue that we actually receive from contracts in backlog. In the event of a project cancellation, we may be reimbursed for certain costs, but we typically have no contractual right to the total revenues reflected in our backlog.

        Backlog amounts are determined based on target price estimates that incorporate historical trends, anticipated seasonal impacts, experience from similar projects and from communications with our customers. These estimates may prove inaccurate, which could cause estimated revenue to be realized in periods later than originally expected, or not at all. In the past, we have occasionally experienced postponements, cancellations and reductions in expected future work due to changes in our customers' spending plans, as well as on construction projects, due to market volatility, regulatory and other factors. There can be no assurance as to our customers' requirements or the accuracy of our estimates. As a result, our backlog as of any particular date is an uncertain indicator of future revenue and earnings. In addition, contracts included in our backlog may not be profitable. If our backlog fails to materialize, our business, financial condition, results of operations, profitability, cash flows and growth prospects could be materially and adversely affected.

We may choose, or be required, to pay our subcontractors even if our customers do not pay, or delay paying us for the related services.

        We use subcontractors to perform portions of our services. In some cases, we pay our subcontractors before our customers pay us for the related services. We could experience a material decrease in profitability and liquidity if we choose, or are required, to pay our subcontractors for work performed for customers that fail to pay, or delay paying us, for the related work.

Our subcontractors may fail to satisfy their obligations to us or other parties, or we may be unable to maintain these relationships, either of which may have a material adverse effect on our business, financial condition, results of operations, profitability, cash flows and growth prospects.

        We depend on subcontractors to perform work on some of our projects. There is a risk that we may have disputes with subcontractors arising from, among other things, the quality and timeliness of the work they perform, customer concerns about our subcontractors, or our failure to extend existing work orders or issue new work orders under a subcontracting arrangement. If any of our subcontractors fails to deliver the agreed-upon supplies and/or perform the agreed-upon services on a timely basis, then our ability to fulfill our obligations as a prime contractor may be jeopardized. In addition, the absence of qualified subcontractors with whom we have satisfactory relationships could adversely affect our ability to perform under some of our contracts or the quality of the services we provide. Any of these factors could have a material adverse effect on our results of operations, cash flows and liquidity.

        We also rely on suppliers to obtain the necessary materials for certain projects, and on equipment manufacturers and lessors to provide us with the equipment we require to conduct our operations. Although we are not dependent on any single supplier or equipment manufacturer or lessor, any substantial limitation on the availability of required suppliers or equipment could negatively affect our operations. Market and economic conditions could contribute to a lack of available suppliers or equipment. If we cannot acquire sufficient materials or equipment, it could materially and adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Many of our customers are regulated by federal and state government agencies, and the addition of new regulations or changes to existing regulations may adversely impact demand for our services and the profitability of those services.

        Many of our energy customers are regulated by the Federal Energy Regulatory Commission, or FERC, and our utility customers are regulated by state public utility commissions. These agencies could change the way in which they interpret the application of current regulations and/or may impose additional regulations. Interpretative changes or new regulations having an adverse effect on our customers and the profitability of the services they provide could reduce demand for our services, which could adversely affect our results of operations, cash flows and liquidity.

        Any future restrictions or regulations which might be adopted could lead to operational delays, increased operating costs for our customers in the wind industry that could result in reduced capital spending and/or delays or cancellations of future wind infrastructure projects, which could materially and adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

We could incur substantial costs to comply with environmental, health, and safety laws and regulations and to address violations of or liabilities under these requirements.

        Our operations and products are subject to a variety of environmental laws and regulations in the jurisdictions in which we operate and sell products governing, among other things, air emissions, wastewater discharges, the use, handling and disposal of hazardous materials, soil and groundwater contamination, employee health and safety, and product content, performance and packaging. We cannot guarantee that we will at all times be in compliance with such laws and regulations and if we fail to comply with these laws and regulations or our permitting and other requirements, we may be required to pay fines or be subject to other sanctions. Also, certain environmental laws can impose the entire or a portion of the cost of investigating and cleaning up a contaminated site, regardless of fault, upon any one or more of a number of parties, including the current or previous owner or operator of the site. These environmental laws also impose liability on any person who arranges for the disposal or treatment of hazardous substances at a contaminated site. Third parties may also make claims against owners or operators of sites and users of disposal sites for personal injuries and property damage associated with releases of hazardous substances from those sites.

        Changes in existing environmental laws and regulations, or their application, could cause us to incur additional or unexpected costs to achieve or maintain compliance. The assertion of claims relating to on- or off-site contamination, the discovery of previously unknown environmental liabilities, or the imposition of unanticipated investigation or cleanup obligations, could result in potentially significant expenditures to address contamination or resolve claims or liabilities. Such costs and expenditures could have a material adverse effect on our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Our failure to properly manage projects, or project delays, may result in additional costs or claims, which could have a material adverse effect on our business, financial condition, results of operations, profitability, cash flows and growth prospects.

        Certain of our engagements involve large-scale, complex projects that may occur over extended time periods. The quality of our performance on such a project depends in large part upon our ability to manage our client relationship and the project itself and to timely deploy appropriate resources, including third-party contractors and our own personnel. Our business, financial condition, results of operations, profitability, cash flows and growth prospects could be adversely affected if we miscalculate the resources or time needed to complete a project with capped or fixed fees, or the resources or time needed to meet contractual milestones. Additionally, delays on a particular project, including delays in designs, engineering information or materials provided by the customer or a third party, delays or difficulties in equipment and material delivery, schedule changes, delays from a customer's failure to timely obtain permits or rights-of-way or to meet other regulatory requirements, weather-related delays, permitting delays, governmental, market, political and other factors, some of which are beyond our control, may result in the cancellation or deferral of project work, which could lead to a decline in revenue from lost project work, or, for project deferrals, could cause us to incur costs for standby pay, and may lead to personnel shortages on other projects scheduled to commence at a later date.

        In addition, some of our agreements require that we share in cost overages or pay liquidated damages if we do not meet project deadlines; therefore, any failure to properly estimate or manage cost or delays in the completion of projects, could subject us to penalties, which could adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects. Further, any defects or errors, or failures to meet our customers' expectations could result in damage claims against us, and because of the substantial cost of, and potentially long lead-times necessary to acquire certain of the materials and equipment used in our complex projects, damage claims may substantially exceed the amount we can charge for our associated services.

We may not accurately estimate the costs associated with services provided under fixed price contracts, which could impair our financial performance.

        We derive a significant portion of our revenue from fixed-price contracts. Under these contracts, we typically set the price of our services on a per unit or aggregate basis and assume the risk that certain costs associated with our performance may be greater than what we estimated. In addition, we enter into contracts for specific projects or jobs that may require the installation or construction of an entire infrastructure system or specified units within an infrastructure system, which are priced on a per unit basis. Profitability will be reduced if actual costs to complete each unit exceed our original estimates. If estimated costs to complete the remaining work for the project exceed the expected revenue to be earned, the full amount of any expected loss on the project is recognized in the period the loss is determined. Our profitability is therefore dependent upon our ability to accurately estimate the costs associated with our services and our ability to execute in accordance with our plans. A variety of factors affect these costs, such as lower than anticipated productivity, conditions at work sites differing materially from those anticipated at the time we bid on the contract and higher costs of materials and labor. These variations, along with other risks inherent in performing fixed price contracts, may cause actual project revenue and profits to differ from original estimates. As a result, if actual costs exceed our estimates, we could have lower margins than anticipated, or losses, which could reduce our business, financial condition, results of operations, profitability, cash flows and growth prospects.

We recognize revenue from installation/construction fixed price contracts using the percentage-of-completion method; therefore, variations of actual results from our assumptions may reduce our profitability.

        We recognize revenue from fixed price contracts using the percentage-of-completion method, under which the percentage of revenue to be recognized in a given period is measured by the percentage of costs incurred to date on the contract to the total estimated costs for the contract. The percentage-of-completion method therefore relies on estimates of total expected contract costs. Contract revenue and total cost estimates are reviewed and revised on an ongoing basis as the work progresses. Adjustments arising from changes in the estimates of contracts revenue or costs are reflected in the fiscal period in which such estimates are revised. Estimates are based on management's reasonable assumptions, judgment and experience, but are subject to the risks inherent in estimates, including unanticipated delays or technical complications. Variances in actual results from related estimates on a large project, or on several smaller projects, could be material. The full amount of an estimated loss on a contract is recognized in the period that our estimates indicate such a loss. Such adjustments and accrued losses could result in reduced profitability, which could negatively impact our liquidity and results of operations.

Our failure to recover adequately on claims against project owners, subcontractors or suppliers for payment or performance could have a material adverse effect on our financial results.

        We occasionally bring claims against project owners for additional costs that exceed the contract price or for amounts not included in the original contract price. Similarly, we present change orders and claims to our subcontractors and suppliers. If we fail to properly document the nature of change orders or claims, or are otherwise unsuccessful in negotiating a reasonable settlement, we could incur reduced profits, cost overruns or a loss on the project. These types of claims can often occur due to matters such as owner-caused delays, changes from the initial project scope, which result in additional cost, both direct and indirect, or from project or contract terminations. From time to time, these claims can be the subject of lengthy and costly proceedings, and it is often difficult to accurately predict when these claims will be fully resolved. When these types of events occur and unresolved claims are pending, we may invest significant working capital in projects to cover cost overruns pending the resolution of the relevant claims. A failure to promptly recover on these types of claims could have a material adverse effect on our liquidity and financial results.

Our business may be affected by difficult work sites and environments, which could cause delays and/or increase our costs and reduce profitability.

        We perform work under a variety of conditions, including, but not limited to, challenging and hard to reach terrain and difficult site conditions. Performing work under such conditions can result in project delays or cancellations, potentially causing us to incur additional, unanticipated costs, reductions in revenue or the payment of liquidated damages. In addition, some of our contracts require that we assume the risk should actual site conditions vary from those expected. Some of our projects involve challenging engineering, procurement and construction phases, which may occur over extended time periods. We may encounter difficulties in engineering, delays in designs or materials provided by the customer or a third party, equipment and material delivery delays, schedule changes, delays from customer failure to timely obtain rights-of-way, weather-related delays, delays by subcontractors in completing their portion of the project and other factors, some of which are beyond our control, but which affect our ability to complete a project as originally scheduled. In some cases, delays and additional costs may be substantial, and we may be required to cancel a project and/or compensate the customer for the delay. We may not be able to recover any of such costs. Any such delays or cancellations or errors or other failures to meet customer expectations could result in damage claims substantially in excess of the revenue associated with a project. Delays or cancellations could also negatively impact our reputation or relationships with our customers, which could adversely affect our ability to secure new contracts and our business, financial condition, results of operations, profitability, cash flows and growth prospects.

We derive a significant portion of our revenue from a concentrated base of customers, and the loss of a small number of our significant customers, or a reduction in their demand for our services, could impair our financial performance.

        Our business is concentrated among relatively few customers, and a significant proportion of our services are provided on a project by project basis. Although we have not been dependent upon any one customer, our revenue could significantly decline if we were to lose a small number of our significant customers, or if a few of our customers elected to perform the work that we provide with in-house service teams. In addition, our results of operations, cash flows and liquidity could be negatively affected if our customers reduce the amount of business they provide to us, or if we complete the required work on non-recurring projects and cannot replace them with similar projects. Many of the contracts with our largest customers may be canceled on short or no advance notice. Any of these factors could negatively impact our results of operations, cash flows and liquidity. See Note 2—Summary of Significant Accounting Policies and Note 11—Commitments and Contingencies, in the notes to IEA's audited consolidated financial statements, which are included elsewhere in this proxy statement.

A drop in the price of energy sources other than solar or wind energy would adversely affect our results of operations.

        We believe that a customer's decision to invest in solar or wind projects, as opposed to other forms of electric power generation, is to a significant degree driven by the levelized cost of energy production. Changes in technology or cost of commodities could lessen the appeal of wind-generated electricity and other renewables relative to other technologies for power generation. Similarly, government support for other forms of renewable or non-renewable power generation could make construction of wind and solar generating projects less attractive to customers economically. The ability of energy conservation technologies, public initiatives and government incentives to reduce electricity consumption could also lead to a reduction in the need for new generating capacity and in turn reduce demand for our services. If prices for electricity generated by wind or solar facilities are not competitive or demand for new production falls, our business, financial condition, results of operations, profitability, cash flows and growth prospects may be materially harmed.

Increases in the costs of fuel could reduce our operating margins.

        The price of fuel needed to run our vehicles and equipment is unpredictable and fluctuates based on events outside our control, including geopolitical developments, supply and demand for oil and gas, actions by the oil and gas producers, war and unrest in oil producing countries, regional production patterns and environmental concerns. Any increase in fuel costs could materially reduce our profitability and liquidity because most of our contracts do not allow us to adjust our pricing for such expenses.

We maintain a workforce based upon current and anticipated workloads. We could incur significant costs and reduced profitability from underutilization of our workforce if we do not receive future contract awards, if these awards are delayed, or if there is a significant reduction in the level of work we provide.

        Our estimates of future performance and results of operations depend on, among other factors, whether and when we receive new contract awards, which affect the extent to which we are able to utilize our workforce. The rate at which we utilize our workforce is affected by a variety of factors, including our ability to manage attrition, our ability to forecast our need for services, which allows us to maintain an appropriately sized workforce, our ability to transition employees from completed projects to new projects or between internal business groups, and our need to devote resources to non-chargeable activities such as training or business development. While our estimates are based upon our good faith judgment, these estimates can be unreliable and may frequently change based on newly available information. In the case of large-scale projects where timing is often uncertain, it is particularly difficult to predict whether and when we will receive a contract award. The uncertainty of contract award timing can present difficulties in matching our workforce size to our contract needs. If an expected contract award is delayed or not received, we could incur costs resulting from reductions in staff or redundancy of facilities, which could reduce our profitability and cash flows.

In the ordinary course of our business, we may become subject to lawsuits, indemnity or other claims, which could materially and adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

        From time to time, we are subject to various claims, lawsuits and other legal proceedings brought or threatened against us in the ordinary course of our business. These actions and proceedings may seek, among other things, compensation for alleged personal injury, workers' compensation, employment discrimination and other employment-related damages, breach of contract, property damage, environmental liabilities, multiemployer pension plan withdrawal liabilities, punitive damages and civil penalties or other losses, liquidated damages, consequential damages, or injunctive or declaratory relief. We may also be subject to litigation involving allegations of violations of the Fair Labor Standards Act and state wage and hour laws. In addition, we generally indemnify our customers for claims related to the services we provide and actions we take under our contracts, and, in some instances, we may be allocated risk through our contract terms for actions by our customers or other third parties.

        Claimants may seek large damage awards and defending claims can involve significant costs. When appropriate, we establish reserves against these items that we believe to be adequate in light of current information, legal advice and professional indemnity insurance coverage, and we adjust such reserves from time to time according to developments. See Note 11—Commitments and Contingencies in the notes to IEA's audited consolidated financial statements, which are included elsewhere in this proxy statement. We could experience a reduction in our profitability and liquidity if our legal reserves are inadequate, our insurance coverage proves to be inadequate or becomes unavailable, or our self-insurance liabilities are higher than expected. The outcome of litigation is difficult to assess or quantify, as plaintiffs may seek recovery of very large or indeterminate amounts in these types of lawsuits or proceedings, and the magnitude of the potential loss may remain unknown for substantial periods of time. Furthermore, because litigation is inherently uncertain, the ultimate resolution of any such claim, lawsuit or proceeding through settlement, mediation, or court judgment could have a material adverse effect on our business, financial condition or results of operations. In addition, claims, lawsuits and proceedings may harm our reputation or divert management's attention from our business or divert resources away from operating our business, and cause us to incur significant expenses, any of which could have a material adverse effect on our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Our inability to enforce non-competition agreements with former principals and key management of the businesses we acquire may adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

        Our existing senior management team has entered into non-competition agreements in our favor and we would generally expect to require key management and former principals of the businesses we acquire to enter into similar non-competition agreements in our favor. Enforceability of these non-competition agreements varies from state to state, and state courts will generally examine all of the facts and circumstances at the time a party seeks to enforce a non-competition agreement; consequently, we cannot predict with certainty whether, if challenged, a court will enforce any particular non-competition agreement. If one or more former principals or members of key management of the businesses we acquire terminate their employment with us and the courts refuse to enforce the non-competition agreement entered into by such person or persons, we might be subject to increased competition, which could materially and adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Certain of our businesses have employees who are represented by unions or are subject to collective bargaining agreements. The use of a unionized workforce and any related obligations could adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

        Certain of our employees are represented by labor unions and collective bargaining agreements. Although all such collective bargaining agreements prohibit strikes and work stoppages, we cannot be certain that strikes or work stoppages will not occur despite the terms of these agreements. Strikes or work stoppages could adversely affect our relationships with our customers and cause us to lose business. Additionally, as current agreements expire, the labor unions may not be able to negotiate extensions or replacements on terms favorable to their members, or at all, or avoid strikes, lockouts or other labor actions from time to time that may affect their members. Therefore, it cannot be assured that new agreements will be reached with employee labor unions as existing contracts expire, or on desirable terms. Any action against us relating to the union workforce we employ could have a material adverse effect on our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Our participation in multiemployer pension plans may subject us to liabilities that could materially and adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

        Substantially all of our union and collective bargaining agreements require us to participate with other companies in multiemployer pension plans. To the extent that U.S.-registered plans are underfunded defined benefit plans, the Employee Retirement Income Security Act of 1974, as amended by the Multiemployer Pension Plan Amendments Act of 1980 (collectively, "ERISA"), which governs U.S.-registered multiemployer pension plans, subjects employers to substantial liabilities upon the employer's complete or partial withdrawal from, or upon termination of, such plans. Under current law pertaining to employers that are contributors to U.S.-registered multiemployer defined benefit plans, a plan's termination, an employer's voluntary withdrawal from, or the mass withdrawal of contributing employers from, an underfunded multiemployer defined benefit plan requires participating employers to make payments to the plan for their proportionate share of the multiemployer plan's unfunded vested liabilities. These liabilities include an allocable share of the unfunded vested benefits of the plan for all plan participants, not only for benefits payable to participants of the contributing employer. As a result, participating employers may bear a higher proportion of liability for unfunded vested benefits if the other participating employers cease to contribute to, or withdraw from, the plan. The allocable portion of liability to participating employers could be more disproportionate if employers that have withdrawn from the plan are insolvent, or if they otherwise fail to pay their proportionate share of the withdrawal liability. We currently contribute, and in the past have contributed to, plans that are underfunded, and, therefore, could have potential liability associated with a voluntary or involuntary withdrawal from, or termination of, these plans. We currently do not have plans to withdraw from, and are not aware of related liabilities associated with these plans. However, there can be no assurance that we will not be assessed liabilities in the future. The Pension Protection Act of 2006 (the "PPA") requires that underfunded pension plans improve their funding ratios within prescribed intervals based on their level of underfunding, under which benefit reductions may apply and/or participating employers could be required to make additional contributions. In addition, if a multiemployer defined benefit plan fails to satisfy certain minimum funding requirements, the Internal Revenue Service (the "IRS") may impose on the employers contributing to such a plan a non-deductible excise tax of 5% of the amount of the accumulated funding deficiency.

        Based upon the information available to us from plan administrators as of December 31, 2016, several of the multiemployer pension plans in which we participate are underfunded and, as a result, we could be required to increase our contributions, including in the form of a surcharge on future benefit contributions. The amount of additional funds we may be obligated to contribute in the future cannot be estimated, as these amounts are based on future levels of work of the union employees covered by these plans, investment returns and the level of underfunding of such plans.

        Withdrawal liabilities, requirements to pay increased contributions, and/or excise taxes in connection with any of the multiemployer pension plans in which we participate could negatively impact our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Our financial results are based, in part, upon estimates and assumptions that may differ from actual results.

        In preparing our consolidated financial statements in conformity with U.S. GAAP, management makes a number of estimates and assumptions that affect the amounts reported in our consolidated financial statements. These estimates and assumptions must be made because certain information used in the preparation of our consolidated financial statements is either dependent on future events or cannot be calculated with a high degree of precision from data available. In some cases, these estimates are particularly uncertain and we must exercise significant judgment. Key estimates include: the recognition of revenue and project profit or loss, which we define as project revenue less project costs of revenue, including project-related depreciation, in particular, on long-term construction contracts or other projects accounted for under the percentage-of-completion method, for which the recorded amounts require estimates of costs to complete projects, ultimate project profit and the amount of probable contract price adjustments; allowances for doubtful accounts; estimated fair values of goodwill and intangible assets, acquisition-related contingent consideration, investments in equity investees; asset lives used in computing depreciation and amortization; accrued self-insured claims; share-based compensation; other reserves and accruals; accounting for income taxes; and the estimated impact of contingencies and ongoing litigation. Actual results could differ materially from the estimates and assumptions that we use, which could have a material adverse effect on our results of operations, cash flows and liquidity. See Note 2—Summary of Significant Accounting Policies in the notes to IEA's audited consolidated financial statements, which is included elsewhere in this proxy statement.

We may have additional tax liabilities associated with our domestic operations and discontinued Canadian operations.

        We are currently subject to federal and state income taxes in the United States. Management must exercise significant judgment in determining our provision for income taxes due to lack of clear and concise tax laws and regulations in certain jurisdictions. Tax laws may be changed or clarified and such changes may adversely affect our tax provisions. We are audited by various U.S. tax authorities and in the ordinary course of our business there are many transactions and calculations for which the ultimate tax determination may be uncertain. In addition, we have certain ongoing audits and tax disputes with tax authorities in Canada. Although we believe that our tax estimates are reasonable and that we maintain appropriate reserves for our potential liability, the final outcome of tax audits and related litigation could be materially different from that which is reflected in our financial statements.

Warranty claims and foreign exchange and currency risks resulting from our services could have a material adverse effect on our business.

        We generally warrant the work we perform for a two-year period following substantial completion of a project, subject to further extensions of the warranty period following repairs or replacements. We have not historically accrued reserves for potential warranty claims in the United States, as they have not been material, but such claims could potentially increase. We do maintain reserves for warranty claims with respect to our discontinued operations in Canada. If warranty claims in the United States occur, we could be required to repair or replace warrantied items at our cost, or, if our customers elect to repair or replace the warrantied item using the services of another provider, we could be required to pay for the cost of the repair or replacement. Additionally, while we generally require that the materials provided to us by suppliers have warranties consistent with those we provide to our customers, if any of these suppliers default on their warranty obligations to us, we may incur costs to repair or replace the defective materials for which we are not reimbursed. The costs associated with such warranties, including any warranty-related legal proceedings, could have a material adverse effect on our business, financial condition, results of operations, profitability, cash flows and growth prospects.

        Also, we denominate our contracts in U.S. dollars or in the currencies of our costs. In the past, however, we have entered, and in the future, we may enter, into new contracts in foreign locations that are denominated in currencies other than U.S. dollars, subjecting us to currency risk exposure, particularly when the contract revenue is denominated in a currency different from the contract costs. To the extent that we enter into contracts in the future that are not denominated in U.S. dollars, we will be subject to foreign currency risks, including risks resulting from changes in foreign exchange rates and limitations on our ability to reinvest earnings from operations in one country to fund the financing requirements of our operations in other countries.

Our replacement credit facility will likely impose restrictions on us that may prevent us from engaging in transactions that might benefit us, including responding to changing business and economic conditions or securing additional financing, if needed.

        We anticipate that the terms of our replacement credit facility will contain customary events of default and covenants that will restrict us from taking certain actions without satisfying certain financial tests or obtaining the consent of the lenders. The restricted actions are expected to include, among other things:

  •
  making unfinanced capital expenditures;

  •
  engaging in transactions with affiliates;

  •
  buying back shares or paying dividends in excess of specified amounts;

  •
  making investments and acquisitions in excess of specified amounts;

  •
  incurring additional indebtedness in excess of specified amounts;

  •
  creating certain liens against our assets;

  •
  prepaying subordinated indebtedness;

  •
  engaging in certain mergers or combinations;

  •
  failing to satisfy certain financial tests; and

  •
  engaging in transactions that would result in a "change of control" (as defined in the replacement credit facility).

Our replacement credit facility will require that we comply with a consolidated leverage ratio and maintain a minimum level of EBITDA. Should we be unable to comply with the terms and covenants of our replacement credit facility, we would be required to obtain consents from our bank group, further modify our replacement credit facility or secure another source of financing to continue to operate our business, none of which may be available to us on reasonable terms or at all. A default could also result in the acceleration of our obligations under the replacement credit facility. In addition, these covenants may prevent us from engaging in transactions that benefit us, including responding to changing business and economic conditions or securing additional financing, if needed. To the extent we need additional financing, we may not be able to obtain such financing at all or on favorable terms, which may materially decrease our profitability, cash flows and liquidity.

We may be unable to obtain sufficient bonding capacity to support certain service offerings, and the need for performance and surety bonds may reduce our availability under our replacement credit facility.

        Some of our contracts require performance and payment bonds. If we are not able to renew or obtain a sufficient level of bonding capacity in the future, we may be precluded from being able to bid for certain contracts or successfully contract with certain customers. In addition, even if we are able to successfully renew or obtain performance or payment bonds, we may be required to post letters of credit or other collateral security in connection with the bonds, which would reduce availability under our replacement credit facility. Furthermore, under standard terms in the surety market, sureties issue bonds on a project-by-project basis and can decline to issue bonds at any time or require the posting of additional collateral as a condition to issuing or renewing any bonds. If we were to experience an interruption or reduction in the availability of bonding capacity as a result of these or any other reasons, we may be unable to compete for or work on certain projects that require bonding.

Risks Related to IEA's Industry and its Customers' Industries

Economic downturns could reduce capital expenditures in the industries we serve, which could result in decreased demand for our services.

        The demand for our services has been, and will likely continue to be, cyclical in nature and vulnerable to general downturns in the U.S. economy. During economic downturns, our customers may not have the ability to fund capital expenditures for infrastructure, or may have difficulty obtaining financing for planned projects. In addition, uncertain or adverse economic conditions that create volatility in the credit and equity markets may reduce the availability of debt or equity financing for our customers, causing them to reduce capital spending. This has resulted, and in the future could result, in cancellations of projects or deferral of projects to a later date. Such cancellations or deferrals could materially and adversely affect our results of operations, cash flows and liquidity. These conditions could also make it difficult to estimate our customers' demand for our services and add uncertainty to the determination of our backlog.

        In addition, our customers are negatively affected by economic downturns that decrease the need for their services or the profitability of their services. During an economic downturn, our customers also may not have the ability or desire to continue to fund capital expenditures for infrastructure or may outsource less work. A decrease in related project work could negatively impact demand for the services we provide and could materially adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Our customers may be adversely affected by market conditions and economic downturns, which could impair their ability to pay for our services.

        Slowing conditions in the industries we serve, as well as economic downturns or bankruptcies within these industries, may impair the financial condition of one or more of our customers and hinder their ability to pay us on a timely basis. In difficult economic times, some of our clients may find it difficult to pay for our services on a timely basis, increasing the risk that our accounts receivable could become uncollectible and ultimately be written off. In certain cases, our clients are project-specific entities that do not have significant assets other than their interests in the project. From time to time, it may be difficult for us to collect payments owed to us by these clients. Delays in client payments may require us to make a working capital investment, which could negatively impact our cash flows and liquidity. If a client fails to pay us on a timely basis or defaults in making payments on a project for which we have devoted significant resources, it could materially and adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Our industry is highly competitive, which may reduce our market share and harm our financial performance.

        We compete with other companies in most of the markets in which we operate, ranging from small independent firms servicing local markets to larger firms servicing regional and national markets. We also face competition from existing and prospective customers that employ in-house personnel to perform some of the services we provide. Additionally, organizations that have adequate financial resources and access to technical expertise and skilled personnel may become a competitor. Most of our customers' work is awarded through a bid process. Consequently, although management believes reliability is often more important to customers than price, price is often the principal factor that determines which service provider is selected, especially on smaller, less complex projects. Smaller competitors sometimes win bids for these projects based on price alone due to their lower costs and financial return requirements. Additionally, our bids for certain projects may not be successful because of a customer's perception of our relative ability to perform the work as compared to our competitors or a customer's perception of technological advantages held by our competitors as well as other factors. Our business, financial condition, results of operations, profitability, cash flows and growth prospects could be materially and adversely affected if we are unsuccessful in bidding for projects or renewing our contracts, or if our ability to win such projects or agreements requires that we accept lower margins.

Many of the industries we serve are subject to customer consolidation, rapid technological and regulatory changes, and our inability or failure to adjust to our customers' changing needs could result in decreased demand for our services.

        We derive a substantial portion of our revenue from customers in the wind utilities and power generation industries, which are subject to consolidation, rapid changes in technology and governmental regulation. Consolidation of any of our customers, or groups of our customers, could result in the loss of one or more of these customers, or could affect customer demand for the services we provide. Additionally, changes in technology may reduce demand for the services we provide.

        New technologies or upgrades to existing technologies by customers could reduce demand for our services. Technological advances may result in lower costs for sources of energy, which could render existing renewable energy projects and technologies uncompetitive or obsolete. Our failure to rapidly adopt and master new technologies as they are developed in any of the industries we serve could have a material adverse effect on our results of operations, cash flows and liquidity. Furthermore, our customers in the wind utilities and power generation industries face stringent regulatory and environmental requirements and permitting processes as they implement plans for their projects, any of which could result in delays, reductions and cancellations of projects, which could materially and adversely affect our business, financial condition, results of operations, profitability, cash flows and growth prospects.

Risks Related to the Business Combination

We will incur increased costs and obligations as a result of being a public, listed company.

        As a privately held company, IEA has not been required to comply with a number of corporate governance and financial reporting practices and policies required for a public company listed on a national stock exchange. As a public, listed company, we will incur significant legal, accounting and other expenses that neither the Company nor IEA was required to incur in the recent past, particularly after the post-combination company is no longer an "emerging growth company," as defined under the JOBS Act. In addition, new and changing laws, regulations and standards relating to corporate governance and public disclosure, including the Dodd Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated and to be promulgated thereunder, as well as under the Sarbanes-Oxley Act, the JOBS Act, and the rules and regulations of the SEC and NASDAQ have created uncertainty for public companies and increased the costs and the time that our board of directors and management will need to devote to complying with these rules and regulations. We expect these rules and regulations to increase our legal and financial compliance costs and lead to a diversion of management time and attention from revenue-generating activities.

        Furthermore, the need to establish the corporate infrastructure necessary for a public, listed company may divert management's attention from implementing our growth strategy, which could prevent us from improving our business, results of operations and financial condition. We have made, and will continue to make, changes to our internal control over financial reporting, accounting systems disclosure controls and procedures, auditing functions and other procedures related to public reporting in order to meet our reporting obligations as a public company.

        For as long as we remain an "emerging growth company" as defined in the JOBS Act, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies." We may remain an "emerging growth company" for up to five years or until such earlier time that we have more than $1.07 billion in annual revenues, have more than $700,000,000 in market value of our common shares held by non-affiliates, or issue more than $1.0 billion of non-convertible debt over a three year period. Further, there is no guarantee that the exemptions available to us under the JOBS Act will result in significant savings. To the extent we choose not to use exemptions from various reporting requirements under the JOBS Act, we may incur additional compliance costs, which may impact earnings and result in further diversion of management time and attention from revenue-generating activities.

IEA's management and independent registered public accounting firm have identified internal control deficiencies, which IEA's management and independent registered public accounting firm believe constitute material weaknesses. If we fail to establish and maintain effective internal control over financial reporting in the future, the ability of the combined company to timely and accurately report its financial results could be adversely affected.

        IEA is not currently required to comply with the rules of the SEC implementing Section 404 of the Sarbanes-Oxley Act and therefore is not required to make a formal assessment of the effectiveness of its internal control over financial reporting for that purpose. Following the business combination, the combined company will be required to comply with the SEC's rules implementing Sections 302 and 404 of the Sarbanes-Oxley Act, which will require management to certify financial and other information in the combined company's quarterly and annual reports and provide an annual management report on the effectiveness of controls over financial reporting.

        Although we did not engage our independent registered public accounting firm to conduct an audit of our internal control over financial reporting, in connection with the audits of our consolidated financial statements as of December 31, 2016 and 2015 and for the years then ended, our independent registered public accounting firm informed us that they identified material weaknesses relating to our internal control over financial reporting under standards established by the PCAOB. The PCAOB defines a material weakness as a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of a company's annual or interim financial statements will not be prevented or detected on a timely basis. A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of a company's financial reporting.

        The material weaknesses identified by our independent registered public accounting firm indicated that IEA has not yet developed an entity level and financial reporting control environment that is designed with appropriate precision, including (i) accounting personnel with an appropriate level of accounting knowledge, experience, and training commensurate with complex accounting issues and financial reporting requirements, (ii) adequate procedures to prepare, document and review areas of significant judgments and accounting estimates, revenue recognition, and accruals (iii) timely and systematic review by management of journal entries.

        IEA has begun implementing a remediation plan, which includes the hiring during November 2017 of an experienced Chief Accounting Officer and a Director of SEC Reporting, and is evaluating whether additional resources may be required, which could result in increased costs following the Business Combination. There is no assurance that the measures IEA has taken to date, or any measures the combined company may take in the future, will be sufficient to remediate the material weaknesses described above or to avoid potential future material weaknesses. If management fails to establish and maintain effective internal control over financial reporting and disclosure controls and procedures, the combined company may not be able to produce timely and accurate financial statements and meet its SEC reporting obligations, which could result in sanctions by Nasdaq or the

SEC. This could result in a loss of investor confidence and could lead to a decline in the stock price of the combined company.

Our Sponsors, directors and officers have agreed to vote in favor of the Business Combination, regardless of how our public stockholders vote.

        Our Sponsors, directors and officers have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, directors and officers own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. Accordingly, it is more likely that the necessary stockholder approval will be received for the Business Combination than would be the case if our Sponsors, directors and officers agreed to vote any shares of Common Stock owned by them in accordance with the majority of the votes cast by our public stockholders.

Our Sponsors, certain members of our Board and our officers have interests in the Business Combination that are different from or are in addition to the interests of our stockholders in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.

        When considering our Board's recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that the directors and officers of the Company have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:

  •
  the fact that our Initial Stockholders cannot redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination;

  •
  the fact that our Sponsors paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at $37,500,000 (based upon a $10.00 per share price for our Common Stock);

  •
  the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete an initial business combination by July 12, 2018;

  •
  the fact that our Sponsors paid an aggregate of $3,400,000 for their 340,000 private placement units and that such private placement units will be worthless if a business combination is not consummated by July 12, 2018;

  •
  the continued right of our Sponsors to hold our Common Stock and the shares of Common Stock to be issued to our Sponsors upon exercise of their private placement warrants following the Business Combination, subject to certain vesting restrictions and lock-up periods;

  •
  if the proceeds in the Trust Account are reduced below (i) $10.00 per public share or (ii) a lesser amount per public share as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets as a result of the failure to obtain a waiver of claims against the Trust Account from counterparties to contracts, and Mr. Meghji asserts that he is unable to satisfy his indemnification obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Mr. Meghji to enforce his indemnification obligations;

  •
  the anticipated continuation of certain members of our Board as directors of the post-combination company;

  •
  the continued indemnification of our existing directors and officers and the continuation of our directors' and officers' liability insurance after the Business Combination;

  •
  the fact that our Sponsors, officers and directors will lose their entire investment in us if an initial business combination is not consummated by July 12, 2018;

  •
  that, as described in the Charter Amendment Proposals and reflected in Exhibit B of Annex B, our current certificate of incorporation will be amended to exclude the Sponsors, Oaktree Capital and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," thereby permitting them to enter into business combinations without complying with Section 203 of the DGCL; and

  •
  that, at the Closing we will (i) enter into the Registration Rights Agreement, which provides certain stockholders and their permitted transferees with registration rights, and the Investor Rights Agreement, which provides that the Sponsors and Oaktree will each have certain veto rights and director nomination rights, and (ii) adopt amended and restated bylaws, which permit directors nominated by the Sponsors or Oaktree to call a special meeting of the Company's stockholders and contains certain super majority voting rights so long as the Investor Rights Agreement is in effect with respect to the Sponsors.

Our Initial Stockholders, including our Sponsors and our independent directors, hold a significant number of shares of our Common Stock. They will lose their entire investment in us if a business combination is not completed.

        Our Initial Stockholders hold in the aggregate 4,210,000 Founder Shares and private placement units, which will be worthless if we do not complete a business combination by July 12, 2018.

        The Founder Shares and private placement shares are identical to the shares of Common Stock included in the public units, except that (i) the Founder Shares and private placement shares are subject to certain transfer restrictions, (ii) our Initial Stockholders, officers and directors have entered into letter agreements with us, pursuant to which they have agreed (a) to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) that they may hold in connection with the consummation of the Business Combination and (b) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete our Business Combination by July 12, 2018 (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our Business Combination by July 12, 2018).

        The personal and financial interests of our officers and directors may have influenced their motivation in identifying and selecting IEA, may influence their motivation in completing a business combination with IEA and may influence their operation of the post-combination company following the Business Combination.

Our Sponsors, directors or officers or their affiliates may elect to purchase shares from public stockholders, which may influence the vote on the proposed Business Combination and reduce the public "float" of our Common Stock.

        Our Sponsors, directors or officers or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of our Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Sponsors, directors, officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination or to satisfy closing conditions in the Merger Agreement, including the condition that the Available Cash equals or exceeds $100,000,000. This may result in the completion of our Business Combination that may not otherwise have been possible.

        In addition, if such purchases are made, the public "float" of our Common Stock and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on the NASDAQ or another national securities exchange or reducing the liquidity of the trading market for our Common Stock.

Our public stockholders may experience dilution as a consequence of the issuance of Common Stock as consideration in the Business Combination.

        It is anticipated that, upon completion of the Business Combination: (i) the Company's public stockholders will own approximately 51.4% of the post-combination company's outstanding Common Stock; (ii) our Initial Stockholders (including our Sponsors) will own approximately 14.4% of the post-combination company's outstanding Common Stock and (iii) Seller will own approximately 34.2% of the post-combination company's outstanding Common Stock. These ownership percentages take into account both the vested Founder Shares and Unvested Founder Shares and assume that no shares of Common Stock are elected to be redeemed by the Company's public stockholders, 10,000,000 shares of Common Stock are issued to Seller at Closing, and the Company does not issue any additional Common Stock between the date of the Merger Agreement and the Closing Date. The above-stated ownership percentages with respect to the post-combination company do not take into account (a) warrants that will remain outstanding immediately following the Business Combination or (b) the issuance of any shares under the Incentive Plan, a copy of which is attached to this proxy statement as Annex C. If the actual facts are different from these assumptions (which they are likely to be), the ownership percentage retained by the Company's public stockholders in the post-combination company will be different from the above-stated ownership percentage. Please see the section entitled "Unaudited Pro Forma Condensed Combined Financial Information" for further information. To the extent that any shares of Common Stock are issued pursuant to the earn-out contemplated by the Merger Agreement, upon exercise of the public warrants or the private warrants, upon conversion of the Series A Preferred Stock or under the Incentive Plan, current stockholders may experience substantial additional dilution. Such dilution could, among other things, limit the ability of our current stockholders to influence management of the post-combination company.

There can be no assurance that our Common Stock that will be issued in connection with the Business Combination will be approved for listing on NASDAQ following the Closing, or that we will be able to comply with the continued listing standards of NASDAQ.

        Our Common Stock, public units and public warrants are currently listed on NASDAQ. Our continued eligibility for listing may depend on, among other things, the number of our shares that are redeemed. If, after the Business Combination, NASDAQ delists our Common Stock from trading on its exchange for failure to meet the listing standards, we and our stockholders could face significant material adverse consequences including:

  •
  a limited availability of market quotations for our securities;

  •
  reduced liquidity for our securities;

  •
  a determination that our Common Stock is a "penny stock" which will require brokers trading in our Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

  •
  a limited amount of news and analyst coverage; and

  •
  a decreased ability to issue additional securities or obtain additional financing in the future.

        The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as "covered securities." Because our Common Stock, public units and public warrants are listed on NASDAQ, they are covered securities. Although the states are preempted from regulating the sale of our securities, if we were no longer listed on NASDAQ, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

        In addition, it is a condition to the obligation of Seller and IEA to close the Business Combination that the Common Stock to be issued to Seller at the Closing has been approved for listing on NASDAQ. If such Common Stock is not approved for listing on NASDAQ, Seller and IEA could elect not to close the Business Combination.

Resales of the shares of Common Stock included in the Common Stock Consideration could depress the market price of our Common Stock.

        There may be a large number of shares of Common Stock sold in the market following the completion of the Business Combination or shortly thereafter. The 15,000,000 shares (assuming no redemptions) held by the Company's public stockholders will continue to be freely tradeable. The Founder Shares and shares of Common Stock issued to Seller at Closing will be subject to a 180 day lock-up (subject to certain agreed exceptions) and, thereafter, may only be sold pursuant to a registration statement or, following the one-year anniversary of the filing of the Form 8-K under Item 2.01 with respect to the consummation of the Business Combination, under Rule 144 under the Securities Act. However, we have granted our Initial Stockholders and Seller rights under the Registration Rights Agreement that will require us to register the shares of Common Stock and warrants held by such persons. See "Description of Securities—Registration Rights Agreement." Assuming there are no adjustments to the consideration payable to Seller at Closing, we will have approximately 29,210,000 shares of Common Stock outstanding after the Business Combination. We also intend to register all shares of Common Stock that we may issue under the Incentive Plan. Once we register these shares, shares issued under the Incentive Plan can be freely sold in the public market upon issuance, subject in the case of affiliates to compliance with Rule 144. Such sales of shares of Common Stock or the perception of such sales may depress the market price of our Common Stock.

We have no operating history and are subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that we will be unable to continue as a going concern if we do not consummate an initial business combination by July 12, 2018. If we are unable to effect a business combination by July 12, 2018, we will be forced to liquidate and our warrants will expire worthless.

        We are a blank check company, and as we have no operating history and are subject to a mandatory liquidation and subsequent dissolution requirement, there is a risk that we will be unable to continue as a going concern if we do not consummate an initial business combination by July 12, 2018. Unless we amend our current certificate of incorporation to extend the life of the Company and certain other agreements into which we have entered, if we do not complete an initial business combination by July 12, 2018, we will: (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per public unit in the IPO. In addition, if we fail to complete an initial business combination by July 12, 2018, there will be no redemption rights or liquidating distributions with respect to our public warrants or the private placement warrants, which will expire worthless.

Even if we consummate the Business Combination, there is no guarantee that the warrants will ever be in the money, and they may expire worthless.

        Our warrants will become exercisable 30 days after the completion of an initial business combination and will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation as described in our final prospectus dated July 7, 2016, and subsequently filed with the SEC. The exercise price for our warrants is $11.50 per whole share of Common Stock. There is no guarantee that the warrants will ever be in the money prior to their expiration, and as such, the warrants may expire worthless.

The Company and IEA will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

        Uncertainty about the effect of the Business Combination on employees and third parties may have an adverse effect on the Company and IEA. These uncertainties may impair our or IEA's ability to retain and motivate key personnel and could cause third parties that deal with us or them to defer entering into contracts or making other decisions or to seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the Business Combination, our or IEA's business could be harmed.

We may waive one or more of the conditions to the Business Combination.

        We may agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the Business Combination, to the extent permitted by our current certificate of incorporation and bylaws and applicable laws. For example, it is a condition to our obligations and the obligations of Seller and IEA Services to close the Business Combination that the Available Cash equals or exceeds $100,000,000. However, our Board may elect to waive this condition and close the Business Combination, in the event that such condition is also waived by Oaktree. We may not waive the condition that our stockholders approve the Business Combination. Please see the section entitled "Proposal No. 1—Approval of the Business Combination—The Merger Agreement—Conditions to Closing of the Business Combination" for additional information.

The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Merger Agreement may result in a conflict of interest when determining whether such changes to the terms of the Merger Agreement or waivers of conditions are appropriate and in the best interests of our stockholders.

        In the period leading up to the Closing, other events may occur that, pursuant to the Merger Agreement, would require the Company to agree to amend the Merger Agreement, to consent to certain actions or to waive rights that we are entitled to under the Merger Agreement. Such events could arise because of changes in the course of IEA's business, a request by Oaktree or IEA to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on IEA's business and would entitle the Company to terminate the Merger Agreement. In any of such circumstances, it would be in the discretion of the Company, acting through its Board and officers, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors and officers described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors or officers between what he or she may believe is best for the Company and our stockholders and what he or she may believe is best for himself or herself or his or her affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any material changes or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained. While certain changes could be made without further stockholder approval, if there is a change to the terms of the Business Combination that would have a material impact on the stockholders, we may be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of our stockholders with respect to the Business Combination Proposal.

We will incur significant transaction and transition costs in connection with the Business Combination.

        We have incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. We may incur additional costs to retain key employees. All expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Business Combination), including all financial advisory, legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs, except that if the Business Combination closes, then such fees, costs and expenses will be for the account of the post-combination company, subject to the terms and conditions in the Merger Agreement.

        The Company's transaction expenses as a result of the Business Combination are currently estimated at approximately $25,000,000, together with the $6,000,000 in deferred underwriting commissions and financial advisory fees payable to Cantor Fitzgerald and Jefferies LLC ("Jefferies").

If we are unable to complete an initial business combination, our public stockholders may receive only approximately $10.05 per share on the liquidation of the Trust Account (or less than $10.05 per share in certain circumstances where a third party brings a claim against us), and our warrants will expire worthless.

        If we are unable to complete an initial business combination by July 12, 2018, our public stockholders may receive only approximately $10.05 per share on the liquidation of the Trust Account (or less than $10.05 per share in certain circumstances where a third-party brings a claim against us (as described herein)) and our warrants will expire worthless.

If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.00 per share.

        Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we seek to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the funds held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such third party's engagement would be significantly more beneficial to us than any alternative.

        Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of our public shares, if we are unable to complete our Business Combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our Business Combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the ten years following redemption. Accordingly, the per-share redemption amount received by public stockholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors. Mr. Mohsin Meghji has agreed that he will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Meghji will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether Mr. Meghji has sufficient funds to satisfy his indemnity obligations and we have not asked Mr. Meghji to reserve for such eventuality. Therefore, we cannot assure you that Mr. Meghji would be able to satisfy those obligations.

Our directors may decide not to enforce the indemnification obligations of Mr. Mohsin Meghji, our Chairman and Chief Executive Officer, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our public stockholders.

        In the event that the proceeds in the Trust Account are reduced below $10.00 per public share or a lesser amount per public share as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets as a result of the failure to obtain a waiver of claims against the Trust Account from counterparties to contracts, and Mr. Meghji asserts that he is unable to satisfy his obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Mr. Meghji to enforce his indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Mr. Meghji to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in our Trust Account available for distribution to our public stockholders may be reduced below $10.00 per share.

If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

        If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

The Series A Preferred Stock will restrict our ability to pay dividends on the Common Stock and, following the consummation of the Business Combination, our only significant asset will be our ownership interest in IEA and we will be dependent on distributions from IEA Services to pay dividends or make distributions on our Common Stock.

        Until such time as all of the Series A Preferred Stock is redeemed or converted, the post-combination company will not be permitted to pay dividends on the Common Stock other than dividends in the form of additional shares of Common Stock.

        Following the consummation of the Business Combination, we will have no direct operations and no significant assets other than our ownership interest in IEA Services. We will depend on IEA Services for distributions, loans and other payments to generate the funds necessary to meet our financial obligations, including our expenses as a publicly traded company and to pay any dividends with respect to our Common Stock. The financial condition and operating requirements of IEA Services may limit our ability to obtain cash from IEA Services. The earnings from, or other available assets of, IEA Services may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our Common Stock or satisfy our other financial obligations.

        The ability of IEA Services to make distributions, loans and other payments to us for the purposes described above and for any other purpose will be governed by the terms of the replacement credit facility, and will be subject to the negative covenants set forth therein.

The Series A Preferred Stock will rank senior to the Common Stock in an event of liquidation involving the Company.

        In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any voluntary or involuntary bankruptcy, insolvency or similar proceeding by or against the Company (any such events, "liquidation events"), the holders of the Series A Preferred Stock will be entitled to be paid the stated value of their Series A Preferred Stock plus all accrued and unpaid dividends before any payments can be made on the Common Stock. In the event the Company's assets are not sufficient to pay the stated value of their Series A Preferred Stock plus all accrued and unpaid dividends, holders of Common Stock may not receive any assets in connection with a liquidation event. See "Description of Securities."

Subsequent to our completion of our Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our stock price, which could cause you to lose some or all of your investment.

        Although we have conducted due diligence on IEA, we cannot assure you that this diligence will surface all material issues that may be present in IEA's business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of IEA's business and outside of our and IEA's control will not later arise. As a result of these factors, we may be forced to later write-down or write-off assets, restructure operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the post-combination company or its securities. Accordingly, any of our stockholders who choose to remain stockholders following our Business Combination could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that this proxy statement relating to the Business Combination contained an actionable material misstatement or material omission.

Because we have no operating or financial history, the post-combination company's results of operations may differ significantly from the unaudited pro forma financial data included in this proxy statement.

        We are a blank check company and we have no operating history and no revenues. This proxy statement includes unaudited pro forma condensed combined financial statements for the post-combination company. The unaudited pro forma condensed combined statement of operations of the post-combination company combines the historical audited results of operations of the Company for the period ended December 31, 2016 and the unaudited results of the Company for the nine months ended September 30, 2017, with the historical audited results of operations of IEA for the year ended December 31, 2016 and the unaudited results of IEA for the nine months ended September 30, 2017, respectively, and gives pro forma effect to the Business Combination as if it had been consummated on January 1, 2016. The unaudited pro forma condensed combined balance sheet of the post-combination company combines the historical balance sheets of the Company as of September 30, 2017 and of IEA as of September 30, 2017 and gives pro forma effect to the Business Combination as if it had been consummated on September 30, 2017.

        The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. Therefore, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations and financial position that would have been achieved had the Business Combination been consummated on the dates indicated above, or the future consolidated results of operations or financial position of the post-combination company. Accordingly, the post-combination company's business, assets, cash flows, results of operations and financial condition may differ significantly from those indicated by the unaudited pro forma condensed combined financial statements included in this document. For more information, please see the section entitled "Unaudited Pro Forma Condensed Combined Financial Information."

Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

        We will be subject to income taxes in the United States, and our domestic tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:

  •
  changes in the valuation of our deferred tax assets and liabilities;

  •
  expected timing and amount of the release of any tax valuation allowances;

  •
  tax effects of stock-based compensation;

  •
  costs related to intercompany restructurings;

  •
  changes in tax laws, regulations or interpretations thereof; and

  •
  lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

        In addition, we may be subject to audits of our income, sales and other transaction taxes by U.S. federal and state authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.

A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.

        Following the Business Combination, the price of our securities may fluctuate significantly due to the market's reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of our securities after the Business Combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our securities are not listed on, or become delisted from, NASDAQ for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if we were quoted or listed on NASDAQ or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

If the Business Combination's benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.

        If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the Company's securities prior to the Closing may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination.

        In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. The valuation ascribed to IEA and our Common Stock in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

        Factors affecting the trading price of the post-combination company's securities following the Business Combination may include:

  •
  actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

  •
  changes in the market's expectations about our operating results;

  •
  the public's reaction to our press releases, our other public announcements and our filings with the SEC;

  •
  speculation in the press or investment community;

  •
  success of competitors;

  •
  our operating results failing to meet the expectation of securities analysts or investors in a particular period;

  •
  changes in financial estimates and recommendations by securities analysts concerning the post-combination company or the market in general;

  •
  operating and stock price performance of other companies that investors deem comparable to the post-combination company;

  •
  our ability to successfully identify, consummate and integrate business acquisitions;

  •
  our ability to market new and enhanced products on a timely basis;

  •
  changes in laws and regulations affecting our business;

  •
  commencement of, or involvement in, litigation involving the post-combination company;

  •
  changes in the post-combination company's capital structure, such as future issuances of securities or the incurrence of additional debt;

  •
  the volume of shares of our Common Stock available for public sale;

  •
  any major change in our Board or management;

  •
  sales of substantial amounts of Common Stock by our directors, officers or significant stockholders or the perception that such sales could occur; and

  •
  general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

        Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general and NASDAQ have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for the stocks of other companies which investors perceive to be similar to the post-combination company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

        In the past, securities class action litigation has often been initiated against companies following periods of volatility in their stock price. This type of litigation could result in substantial costs and divert our management's attention and resources, and could also require us to make substantial payments to satisfy judgments or to settle litigation.

Our quarterly operating results may fluctuate significantly and could fall below the expectations of securities analysts and investors due to seasonality and other factors, some of which are beyond our control, resulting in a decline in our stock price.

        Our quarterly operating results may fluctuate significantly because of several factors, including:

  •
  labor availability and costs for hourly and management personnel;

  •
  profitability of our products and services, especially in new markets and due to seasonal fluctuations;

  •
  changes in interest rates;

  •
  impairment of long-lived assets;

  •
  macroeconomic conditions, both nationally and locally;

  •
  negative publicity relating to products and services we offer;

  •
  changes in consumer preferences and competitive conditions;

  •
  expansion to new markets; and

  •
  fluctuations in commodity prices.

If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the post-combination company, its business, or its market, or if they change their recommendations regarding our Common Stock adversely, then the price and trading volume of our Common Stock could decline.

        The trading market for our Common Stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the Company or the post-combination company. If no securities or industry analysts commence coverage of the post-combination company, our stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the post-combination company change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our Common Stock would likely decline. If any analyst who may cover the Company were to cease coverage of the post-combination company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

We may be unable to obtain additional financing to fund the operations and growth of the post-combination company.

        We may require additional financing to fund the operations or growth of the post-combination company. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the post-combination company. None of our officers, directors or stockholders is required to provide any financing to us in connection with or after our Business Combination.

Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect our business, investments and results of operations.

        We are subject to laws, regulations and rules enacted by national, regional and local governments and NASDAQ. In particular, we are required to comply with certain SEC, NASDAQ and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations or rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could have a material adverse effect on our business and results of operations.

Our Sponsors and Oaktree will have significant influence over us after completion of the Business Combination.

        Upon completion of the Business Combination, it is anticipated that our Sponsors and Seller will beneficially own approximately 14.4% and 34.2%, respectively, of our Common Stock (assuming no redemptions). These ownership percentages take into account both the vested Founder Shares and Unvested Founder Shares and assume that (i) no shares of Common Stock are elected to be redeemed by the Company's public stockholders, (ii) 10,000,000 shares of Common Stock are issued to Seller at Closing and (iii) the Company does not issue any additional Common Stock between the date of the Merger Agreement and the Closing Date.

        As long as our Sponsors or Seller own or control a significant percentage of our outstanding voting power, they will have the ability to significantly influence all corporate actions requiring stockholder approval, including the election and removal of directors and the size of our Board, any amendment to our certificate of incorporation or bylaws, or the approval of any merger or other significant corporate transaction, including a sale of substantially all of our assets.

        In addition, pursuant to the terms of the Investor Rights Agreement, each of Oaktree, on the one hand, and the Sponsors, on the other hand, will have consent rights over certain matters for so long as the Selling Stockholders or the Sponsors, respectively, directly or indirectly, beneficially own at least fifty percent (50%) of the Common Stock (including Unvested Founder Shares in the case of the Sponsors) beneficially owned by the Selling Stockholders or the Sponsors, respectively, as of the Closing Date, including:

  •
  entering into, waiving, amending or otherwise modifying the terms of any transaction or agreement between the Company or any of its subsidiaries, on the one hand, and (a) the Sponsors or their affiliates or any affiliate of the Company, on the other hand (in the case of Oaktree) other than the exercise of any rights under certain existing agreements (without giving effect to any subsequent amendments) or (b) certain Selling Stockholders, Oaktree or their affiliates (in the case of the Sponsors), subject to certain exceptions, and other than the exercise of any rights under certain existing agreements (without giving effect to any subsequent amendments);

  •
  hiring or removing the Chief Executive Officer or any other executive officer of the Company or its subsidiaries; or

  •
  except as contemplated by the Investor Rights Agreement, increasing or decreasing the size of the Board.

        The Sponsors and Oaktree will also have ongoing rights to nominate one or two directors, depending on the ownership interests of the Selling Stockholders or the Sponsors, respectively, and, in the case of an increase in the size of the Board or an increase in their respective ownership percentages, additional directors proportional to their respective ownership percentages.

        In addition, Oaktree's consent will be required under the terms of the Certificate of Designation for the Company and its subsidiaries to take certain actions (as further described in the section entitied "Description of Securities"), including:

  •
  Creating, authorizing or issuing any stock that ranks senior to or on parity with the Series A Preferred Stock with respect to payment of dividends or upon liquidation, any capital stock that votes as a single class with the holders of Series A Preferred Stock with respect to the consent rights granted pursuant to the Certificate of Designation, or any stock of any subsidiary of the Company (with certain exceptions);

  •
  Reclassifying or amending any capital stock if it would render such capital stock senior to or on parity with the Series A Preferred Stock;

  •
  Entering into any agreement with respect to or consummating any merger, consolidation or similar event pursuant to which the Company or its subsidiary would not be the surviving entity if as a result of which any capital stock of such surviving entity would rank senior to or on parity with the Series A Preferred Stock;

  •
  Incurring or guaranteeing debt if as a result the Company and its subsidiaries would have aggregate debt in excess of $5,000,000 other than pursuant to the replacement credit facility or any refinancing thereof;

  •
  Authorizing or consummating any change of control event or liquidation (as described in the Certificate of Designation); or

  •
  Modifying the Certificate of Designation or other organizational document of the Company in a manner that would reasonably be expected to be materially adverse to the holders of Series A Preferred Stock.

        The interests of our Sponsors or Oaktree (as representative of Seller) may not align with the interests of our other stockholders. Our Sponsors and Oaktree are in the business of making investments in companies and may acquire and hold interests in businesses that compete directly or indirectly with us. Our Sponsors or Oaktree may also pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities may not be available to us. Our current certificate and our proposed certificate of incorporation also provides that our Sponsors and Oaktree and their respective partners, principals, directors, officers, members, managers and/or employees, including any of the foregoing who serve as officers or directors of the post-combination company, do not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the post-combination company or any of its subsidiaries.

We have not registered the shares of Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise its warrants except on a cashless basis and potentially causing such warrants to expire worthless.

        We have not registered the shares of Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time. However, under the terms of that certain Warrant Agreement, dated as of July 7, 2016 ("Warrant Agreement"), by and between the Company and Continental Stock Transfer & Trust Company (including any reduction of the warrant price set forth therein), we have agreed, as soon as practicable, but in no event later than 30 days after the Closing, to use our best efforts to file a registration statement under the Securities Act covering such shares and maintain a current prospectus relating to the Common Stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the Warrant Agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the shares issuable upon exercise of the warrants are not registered under the Securities Act within 90 days after the Closing, we will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption is available. In no event will we be required to net cash settle any warrant, or issue securities or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under the Securities Act or applicable state securities laws. If the issuance of the shares upon exercise of the warrants is not so registered or qualified or exempt from registration or qualification, the holder of such warrant shall not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the shares of Common Stock included in the units. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying shares of Common Stock for sale under all applicable state securities laws.

The exercise price for our warrants is higher than in many similar blank check company offerings in the past, and, accordingly, the warrants are more likely to expire worthless.

        The exercise price of our warrants is higher than is typical with many similar blank check companies in the past. Historically, with regard to units offered by blank check companies, the exercise price of a warrant was generally a fraction of the purchase price of the units in the initial public offering. The exercise price for our warrants is $5.75 per half share, or $11.50 per whole share, subject to adjustment as provided herein. As a result, the warrants are less likely to ever be in the money and more likely to expire worthless.

We may amend the terms of the warrants in a manner that may be adverse to holders with the approval by the holders of at least 65% of the then-outstanding warrants.

        Our warrants were issued in registered form under the Warrant Agreement. The Warrant Agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then-outstanding public warrants to make any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the warrants in a manner adverse to a holder if holders of at least 65% of the then-outstanding public warrants approve of such amendment. Although our ability to amend the terms of the warrants with the consent of at least 65% of the then-outstanding public warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of shares of Common Stock purchasable upon exercise of a warrant.

We may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making their warrants worthless.

        We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of our Common Stock equals or exceeds $24.00 per share on each of 20 trading days within a 30 trading-day period ending on the third trading day prior to the date we send the notice of redemption to the warrant holders. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force the warrant holders (i) to exercise their warrants and pay the exercise price therefor at a time when it may be disadvantageous for them to do so, (ii) to sell their warrants at the then-current market price when they might otherwise wish to hold their warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of their warrants. None of the private placement warrants will be redeemable by us so long as they are held by their initial purchasers or their respective permitted transferees.

Because each warrant is exercisable for only one-half of one share of our Common Stock, the units may be worth less than units of other blank check companies.

        Each warrant is exercisable for one-half of one share of Common Stock. Warrants may be exercised only for a whole number of shares of Common Stock. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the warrant holder. As a result, warrant holders who did not purchase an even number of warrants must sell any odd number of warrants in order to obtain full value from the fractional interest that will not be issued. This is different from other companies similar to ours whose units include one share of common stock and one warrant to purchase one whole share. This unit structure may cause our units to be worth less than if it included a warrant to purchase one whole share.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

        Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete an initial business combination by July 12, 2018 may be considered a liquidation distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following July 12, 2018 in the event we do not complete an initial business combination and, therefore, we do not intend to comply with those procedures.

        Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder's pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of such date. Furthermore, if the pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete an initial business combination by July 12, 2018 is not considered a liquidation distribution under Delaware law and such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution.

If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of our Board may be viewed as having breached their fiduciary duties to our creditors, thereby exposing the members of our Board and us to claims of punitive damages.

        If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a "preferential transfer" or a "fraudulent conveyance." As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors.

Anti-takeover provisions contained in our proposed certificate of incorporation and proposed bylaws, as well as provisions of Delaware law, could impair a takeover attempt.

        Assuming the passage of Proposal Nos. 1 through 6 of this proxy statement, the post-combination company's proposed certificate of incorporation will contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together, these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities. These provisions will include:

  •
  a staggered Board providing for three classes of directors, which limits the ability of a stockholder or group to gain control of our Board;

  •
  a prohibition on stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders;

  •
  a prohibition on stockholders calling a special meeting and the requirement that a special meeting of stockholders may only be called by (i) the chairman of our Board, (ii) our Chief Executive Officer, (iii) a majority of our Board, or (iv) directors designated by the Sponsors or Oaktree subject to certain conditions set forth in the Investor Rights Agreement; and

  •
  the requirement that changes or amendments to certain provisions of our certificate of incorporation or bylaws must be approved by holders of at least two-thirds of the Common Stock of the post-combination company and, in the case of our Bylaws, in some cases 80% of the Common Stock.

The JOBS Act permits "emerging growth companies" like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.

        We qualify as an "emerging growth company" as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, which we refer to as the "JOBS Act." As such, we take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. As a result, our stockholders may not have access to certain information they deem important. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year (a) following July 12, 2021, the fifth anniversary of our IPO, (b) in which we have total annual gross revenue of at least $1.07 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Common Stock that is held by non-affiliates exceeds $700,000,000 as of the last business day of our prior second fiscal quarter, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. Because IEA had net revenues during its last fiscal year of approximately $614,000,000, if we expand our business or increase our revenues post-Business Combination, we may cease to be an emerging growth company prior to July 12, 2021.

        In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

        We cannot predict if investors will find our Common Stock less attractive because we will rely on these exemptions. If some investors find our Common Stock less attractive as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile.

Risks Related to the Redemption

We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete the Business Combination, even if a substantial portion of our stockholders do not agree with it.

        Our current certificate of incorporation does not provide a specified maximum redemption threshold, except that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 (such that we are not subject to the SEC's "penny stock" rules). However, the Merger Agreement provides that our obligation and the obligation of IEA Parent and IEA Services to consummate the Business Combination is conditioned on the amount of Available Cash, equaling or exceeding $100,000,000. As a result, we may be able to complete our Business Combination even though a substantial portion of our public stockholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to our Sponsors, directors or officers or their affiliates. As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals (as described in this proxy statement) at the Special Meeting.

        In the event the aggregate cash consideration we would be required to pay for all shares of Common Stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Merger Agreement exceeds the aggregate amount of cash available to us, we may not complete the Business Combination or redeem any shares, all shares of Common Stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.

If you or a "group" of stockholders of which you are a part are deemed to hold an aggregate of more than twenty percent (20%) of our Common Stock issued in the IPO, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 20% of our Common Stock issued in the IPO.

        A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13d-3 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group's shares, in excess of 20% of the public shares. In order to determine whether a stockholder is acting in concert or as a group with another stockholder, the Company will require each public stockholder seeking to exercise redemption rights to certify to the Company whether such stockholder is acting in concert or as a group with any other stockholder. Such certifications, together with other public information relating to stock ownership available to the Company at that time, such as Section 13D, Section 13G and Section 16 filings under the Exchange Act, will be the sole basis on which the Company makes the above-referenced determination. Your inability to redeem any such excess shares will reduce your influence over our ability to consummate the Business Combination and you could suffer a material loss on your investment in us if you sell such excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to such excess shares if we consummate the Business Combination. As a result, you will continue to hold that number of shares aggregating to more than 20% of the public shares and, in order to dispose of such excess shares, would be required to sell your stock in open market transactions, potentially at a loss. We cannot assure you that the value of such excess shares will appreciate over time following the Business Combination or that the market price of our Common Stock will exceed the per-share redemption price. Notwithstanding the foregoing, stockholders may challenge the Company's determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.

        However, our stockholders' ability to vote all of their shares (including such excess shares) for or against the Business Combination or any other proposal contained in this proxy statement is not restricted by this limitation on redemption.

There is no guarantee that a stockholder's decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

        We can give no assurance as to the price at which a stockholder may be able to sell its public shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in our share price, and may result in a lower value realized now than a stockholder of the Company might realize in the future had the stockholder not redeemed its shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder's own tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

Stockholders of the Company who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline. If stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of our Common Stock for a pro rata portion of the funds held in our Trust Account.

        Public stockholders who wish to redeem their shares for a pro rata portion of the Trust Account must, among other things (i) submit a request in writing and (ii) tender their certificates to our Transfer Agent or deliver their shares to the Transfer Agent electronically through the DWAC system at least two business days prior to the Special Meeting. In order to obtain a physical stock certificate, a stockholder's broker and/or clearing broker, DTC and our Transfer Agent will need to act to facilitate this request. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, because we do not have any control over this process or over the brokers, which we refer to as "DTC," it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

        Stockholders electing to redeem their shares will receive their pro rata portion of the Trust Account including interest (which interest shall be net of taxes payable), calculated as of two business days prior to the anticipated consummation of the Business Combination. Please see the section entitled "Special Meeting of Company Stockholders—Redemption Rights" for additional information on how to exercise your redemption rights.

If a stockholder fails to receive notice of our offer to redeem our public shares in connection with our Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.

        If, despite our compliance with the proxy rules, a stockholder fails to receive our proxy materials, such stockholder may not become aware of the opportunity to redeem its shares. In addition, the proxy materials that we are furnishing to holders of our public shares in connection with our Business Combination describes the various procedures that must be complied with in order to validly redeem public shares. In the event that a stockholder fails to comply with these procedures, its shares may not be redeemed.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

        The unaudited pro forma condensed combined balance sheet as of September 30, 2017 combines the historical consolidated balance sheet of IEA as of September 30, 2017 with the historical consolidated balance sheet of the Company as of September 30, 2017, giving effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017 combines the historical consolidated statement of operations of IEA for the nine months ended September 30, 2017 and the year ended December 31, 2016 with the historical consolidated statement of operations of the Company for each corresponding period, giving effect to the Business Combination as if it had occurred on January 1, 2016.

        The following unaudited pro forma financial statements give effect to the following transactions:

  •
  The Mergers;

  •
  The release of all of the funds held in the Company's Trust Account;

  •
  Upon the consummation of the Mergers, the payment by the Company of the Estimated Merger Consideration to IEA Parent (as further described below);

  •
  Upon the consummation of the Mergers, the termination by IEA of its existing credit facility and the entry by IEA into the replacement credit facility, initially providing for a $50.0 million revolving credit facility maturing on the third anniversary of the Closing Date (the "New Revolving Facility") and a $50.0 million delayed-draw term loan facility maturing on the third anniversary of the Closing Date; and

  •
  The payment by the Company of fees, expenses and other amounts associated with the Business Combination out of funds released from the Company's Trust Account or amounts borrowed under the New Revolving Facility, to the extent required.

        The amount of merger consideration payable at Closing to IEA Parent (the "Estimated Merger Consideration") will be the sum of (i) $235.0 million, plus (ii) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, plus (iii) an amount equal to the Working Capital Overage (based on Target Working Capital of $(13.9) million), less (iv) an amount equal to the Working Capital Underage (based on Target Working Capital of $(13.9) million), less (v) the amount of IEA's outstanding indebtedness under the existing credit facility, less (vi) certain indebtedness and other obligations of IEA being assumed by the Company at Closing, less (vii) the amount of tax liabilities in connection with the transfer by IEA of certain real property located in Clinton, Indiana, less (viii) $3.0 million to be paid to Oaktree as a reserve for expenses to be incurred by it in its capacity as Seller's representative. The Estimated Merger Consideration will be paid to IEA Parent in a combination of cash, shares of Common Stock and shares of Series A Preferred Stock.

        The amount of the Cash Consideration payable to IEA Parent will be the sum of (a) $100.0 million, plus (b) the sum of (i) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, (ii) any Working Capital Overage, and (iii) an amount equal to the proceeds of any issuances of preferred stock of the Company and/or Common Stock (between the date of the Merger Agreement and the Closing Date), up to $35.0 million, less (c) the sum of (i) any Working Capital Underage, (ii) the amount of IEA's outstanding indebtedness under the existing credit facility, (iii) any portion of the indebtedness assumed by the Company at Closing required by the terms thereof to be repaid as of the Closing and not so prepaid prior to the Adjustment Time, (iv) the amount by which the indebtedness of IEA assumed by the Company at Closing (other than any indebtedness to the extent included in clauses (ii), (iii), (v), (vi) or (vii)) exceeds $1.0 million, (v) the amount by which capitalized lease obligations of IEA exceed $20.0 million in the aggregate, (vi) the amount of any accrued and unpaid taxes of IEA for the pre-Closing tax periods, (vii) without duplication to (vi), the amount of tax liabilities in connection with the transfer by IEA of certain real property located in Clinton, Indiana, and (viii) $3.0 million to be paid to Oaktree as a reserve for expenses to be incurred by it in its capacity as representative of Seller.

        The remainder of the consideration to be paid to IEA Parent at Closing (i.e., the Estimated Merger Consideration less the Cash Consideration) will be paid to IEA Parent in shares of Common Stock and Series A Preferred Stock, with such stock consideration split 74.1% in the form of Common Stock and 25.9% in the form of Series A Preferred Stock. For purposes of determining the number of shares of Common Stock issuable with respect to the portion of the consideration payable in Common Stock, the Common Stock will be valued at $10.00 per share. The relative allocation of the consideration as among cash, Common Stock and Series A Preferred Stock will be further adjusted by the Co-Investment Adjustment (assumed to be zero for purposes of these pro forma financial statements) and the Common Stock Adjustments. Because the value of the Common Stock to be paid to IEA Parent would constitute at least 40% of the consideration to be paid to IEA Parent, these pro forma financial statements do not reflect any Common Stock Adjustments.

        Pursuant to the terms of the Company's current certificate of incorporation, holders of the Company's public shares have the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company's Trust Account as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The per-share amount the Company will distribute to holders of public shares who properly redeem their public shares will not be reduced by the deferred underwriting commissions the Company is required to pay to its underwriters for its IPO, which occurred in July 2016. The Initial Stockholders, the Company's officers and the Company's remaining directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald).

        The Merger Agreement provides that the obligation of each of IEA Parent and the Company to consummate the Business Combination is conditioned on the satisfaction of the Available Cash Condition.

        IEA Parent will also receive Earn-Out Shares if certain EBITDA thresholds specified in the Merger Agreement are met in either or both of fiscal years 2018 and 2019, with a total of 9,000,000 shares of Common Stock being earnable for both such years in the aggregate.

        The historical financial information of IEA was derived from the unaudited condensed consolidated financial statements of IEA as of and for the nine months ended September 30, 2017 and the audited consolidated financial statements of IEA as of and for the year ended December 31, 2016 included elsewhere in this proxy statement. The historical financial information of the Company was derived from the unaudited financial statements of the Company as of and for the nine months ended September 30, 2017 and the audited financial statements of the Company as of and for the year ended December 31, 2016 included elsewhere in this proxy statement. This information should be read together with IEA's and the Company's financial statements and related notes. See "IEA Management's Discussion and Analysis of Financial Condition and Results of Operations," "The Company's Management's Discussion and Analysis of Financial Condition and Results of Operations" and other financial information included elsewhere in this proxy statement.

Accounting for the Transactions

        The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, the Company will be treated as the "acquired" company for financial reporting purposes. This determination was primarily based on IEA's operations comprising substantially all of the ongoing operations of the post-combination company, IEA's senior management comprising substantially all of the senior management of the post-combination company and the existence of a large minority voting interest in the Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of IEA issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be the historical operations of IEA.

        The unaudited pro forma condensed combined financial statements do not include any adjustments for incremental general and administrative costs which are anticipated to be incurred by the combined company as a public reporting company. These incremental expenses, estimated to be approximately $5.0 million per year, include compensation and benefit expense for certain additional personnel, fees paid to the independent auditors, legal advisors and other professional advisors, investor relations activities, registrar and transfer agent fees, incremental costs for director and officer liability insurance and director compensation.

        The issuance of up to 9,000,000 Earn-Out Shares to IEA Parent is contingent upon the achievement of certain specified EBITDA thresholds in the 2018 and/or 2019 fiscal years. The Earn-Out Shares are to be issued contingent on future performance of the post combination company and, therefore, have been recorded as a liability in the unaudited pro forma condensed combined financial statements.

Basis of Pro Forma Presentation

        The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable and, with respect to the pro forma statements of operations, are expected to have a continuing impact on the results of the post-combination company. The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the post-combination company will experience. IEA and the Company have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

        The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemptions for cash of the Company's public shares:

  •
  Scenario 1—Assuming no redemptions of public shares for cash: This presentation assumes that none of the Company's stockholders exercise redemption rights with respect to their public shares upon the consummation of the Business Combination.

  •
  Scenario 2—Assuming maximum redemptions of public shares for cash while satisfying the Available Cash Condition: This presentation assumes that the Company's stockholders exercise their redemption rights with respect to a maximum of 5,047,974 public shares upon consummation of the Business Combination at a redemption price of approximately $10.05 per share. The maximum redemption amount is derived from the $100,000,000 minimum amount of cash required to be released from the Trust Account (assuming no additional equity raises by the Company) in order to satisfy the Available Cash Condition. Under Scenario 2, it is assumed that $3,900,000, bearing interest at a rate of LIBOR plus 3.00%, will be borrowed by IEA on the Closing Date under the New Revolving Facility to pay Transaction expenses associated with the Business Combination.

        Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma condensed combined financial statements are 10,003,500 shares of Common Stock to be issued to IEA Parent in connection with the Business Combination. The currently outstanding warrants of the Company to purchase a total of 7,730,000 shares of Common Stock at an exercise price of $11.50 per share will continue to be outstanding after the Closing of the Business Combination. Considering the assumed nominal per share market price of $10.00, the Company's warrants are not dilutive on a pro forma basis. However, the potential dilutive impact will ultimately be recognized based on the actual market price on the date of measurement. The computation of diluted net income per share includes an aggregate of 9,000,000 additional shares of Common Stock that may be issued to IEA Parent upon the achievement of specified EBITDA thresholds and 3,500,000 additional shares of Common Stock that may be issued to IEA Parent upon conversion of the preferred stock.

        At the Closing of the Business Combination, under Scenario 1, it is expected that IEA Parent will hold approximately 34.2% of the issued and outstanding shares of Common Stock, and the existing stockholders of the Company will hold approximately 65.8% of the issued and outstanding shares of Common Stock (in each case including the Unvested Founder Shares, and assuming that the Company has not raised additional equity capital as permitted under the Merger Agreement).

        At the Closing of the Business Combination, under Scenario 2, it is expected that IEA Parent will hold approximately 41.4% of the issued and outstanding shares of Common Stock, and the existing stockholders of the Company will hold approximately 58.6% of the issued and outstanding shares of Common Stock (in each case including the Unvested Founder Shares, and assuming that the Company has not raised additional equity capital as permitted under the Merger Agreement).

 PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF SEPTEMBER 30, 2017
(in thousands except share and per share amounts)
(unaudited)

			Scenario 1 Assuming No Redemptions			Scenario 2 Assuming Maximum Redemptions
	(A) IEA	(B) The Company	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma
Assets
Current assets
Cash and cash equivalents	$19,499	$614	$150,723	(1)
			(100,000)	(2)
			(19,499)	(2)
			2,966	(2)
			6,422	(2)
			6,557	(2)
			3,000	(2)
			(23,551)	(3)	$46,731	$3,992	(6)
						(50,723)	(5)	$—
Accounts receivable, net	81,852	—			81,852			81,852
Costs and estimated earnings in excess of billings on uncompleted contracts	10,489	—			10,489			10,489
Prepaid expenses and other current assets	1,284	31			1,315			1,315
Deferred income taxes	5,613	—			5,613			5,613

Total current assets	118,737	645	26,618		146,000	(46,731)		99,269

Cash held in trust account	—	150,723	(150,723)	(1)	—			—
Property, plant and equipment, net	42,240	—	(4,734)	(7)	37,506			37,506
Goodwill	3,020	—			3,020			3,020
Intangibles, net	99	—			99			99
Company-owned life insurance	3,759	—			3,759			3,759
Other assets	45				45			45
Deferred income taxes—long term	4,575	—			4,575			4,575

Total assets	$172,475	$151,368	$(128,839)		$195,004	$(46,731)		$148,273

Liabilities and stockholders' equity (deficit)
Current liabilities
Accounts payable and accrued liabilities	$96,996	$103	$(103)	(3)
			1,202	(8)	$98,198			$98,198
Current portion of capital lease obligations	4,823	—			4,823			4,823
Billings in excess of costs and estimated earnings on uncompleted contracts	18,157	—			18,157			18,157
Franchise tax payable	—	89	(89)	(3)	—			—
Due to parent	—	—	4,734	(7)
			(4,734)	(7)	—			—
Contingent consideration	—	—	90,000	(2)	90,000			90,000

Total current liabilities	119,976	192	91,010		211,178	—		211,178

Long-term debt	—	—				3,992	(6)	3,992
Capital lease obligations, net of current maturities	21,599	—			21,599			21,599
Deferred compensation	3,852	—			3,852			3,852
Deferred underwriting expense	—	6,000	(6,000)	(3)		—		—

Total liabilities	$145,427	$6,192	$85,010		$236,629	$3,992		$240,621

			Scenario 1 Assuming No Redemptions			Scenario 2 Assuming Maximum Redemptions
	(A) IEA	(B) The Company	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma
Commitments and contingencies
Common stock, shares subject to possible redemption	$—	$140,175	$(140,175)	(4)	$—			$—
Preferred stock	—	—	34,965	(2)	34,965			34,965

	—	140,175	(105,210)		34,965	—		34,965

Stockholders' equity (deficit):
Common stock	—	1	1	(2)	2	—		2
Additional paid-in capital	—	4,849	100,035	(2)				—
			(235,404)	(2)
			(90,000)	(2)
			140,175	(4)
			(4,734)	(7)	(85,079)	(50,723)	(5)
						135,802	(9)	—
Retained earnings (deficit)	27,048	151	(151)	(2)
			(17,359)	(3)
			(1,202)	(8)	8,487	(135,802)	(9)	(127,315)

Total stockholders' equity (deficit)	27,048	5,001	(108,639)		(76,590)	(50,723)		(127,313)

Total liabilities and stockholders' equity (deficit)	$172,475	$151,368	$(128,839)		$195,004	$(46,731)		$148,273

(A)
Derived from the unaudited condensed consolidated balance sheet of IEA as of September 30, 2017.

(B)
Derived from the unaudited condensed balance sheet of the Company as of September 30, 2017.

(1)
Represents the release of cash and cash equivalents from the Company's Trust Account that become available for payment of transaction consideration and Transaction Expenses, redemption of public shares and the operating activities of IEA following the Business Combination.

(2)
To reflect the payment of the Estimated Merger Consideration as follows: IEA Parent will receive approximately $100.5 million in cash, 10,003,500 shares of Common Stock and 34,965 shares of Series A Preferred Stock with an initial stated value of $35.0 million.

The Estimated Merger Consideration has been calculated as $235.5 million, which is the sum of (i) $235.0 million, plus (ii) $19.5 million, representing the amount of cash and cash equivalents held by IEA as of the Adjustment Time, less (iii) $3.0 million representing the Working Capital Underage, less (iv) $13.0 million of certain assumed obligations (v) $0, representing the currently assumed amount of tax liabilities in connection with the transfer by IEA of certain real property located in Clinton, Indiana, less (vi) $3.0 million to be paid to Oaktree as a reserve for expenses to be incurred by it in its capacity as Seller's representative.

The amount of the Cash Consideration payable to IEA Parent has been calculated as $100.5 million, which is the sum of (a) $100.0 million, plus (b) $19.5 million, representing the amount of cash and cash equivalents held by IEA as of the Adjustment Time, less (c) the sum of (i) less $3.0 million, representing the Working Capital Underage, (ii) $6.4 million, representing the amount by which capitalized lease obligations of IEA exceed $20.0 million in the aggregate, (iii) $6.6 million, representing the amount of any accrued and unpaid taxes of IEA for the pre-Closing tax periods, (iv) $0, representing the amount of tax liabilities in connection with the transfer by IEA of certain real property located in Clinton, Indiana, and (v) $3.0 million to be paid to Oaktree as a reserve for expenses to be incurred by it in its capacity as representative of Seller.

The value of the stock consideration has been calculated as $135.0 million, which is the Estimated Merger Consideration of $235.5 million less the Cash Consideration of $100.5 million. The Common Stock consideration is $100.0 million (74.1%), or 10,003,500 shares (valued at $10.00 per share) and the Series A Preferred stock consideration is $35.0 million in stated value (25.9%).

The issuance of the up to 9,000,000 Earn-Out Shares to IEA Parent is contingent upon the achievement of certain specified EBITDA thresholds in the 2018 and/or 2019 fiscal years. The Earn-Out Shares are to be issued contingent on future performance of the post combination company and, therefore, have been recorded as a liability.

The adjustment also reflects the recapitalization of IEA through the contribution of all of its share capital to the post-combination Company, the distribution of all balance sheet cash to IEA Parent and the elimination of the historical retained earnings of the Company.

(3)
To reflect the payment of the deferred underwriting fee payable and estimated fees and expenses incurred by IEA and the Company related to the Business Combination, including the expenses of legal, accounting and other professionals.

(4)
In Scenario 1, which assumes none of the Company's stockholders exercise their redemption rights, the Common Stock subject to redemption into cash amounting to $140.2 million would be taken into permanent equity.

(5)
Scenario 2 assumes that the Company's stockholders exercise their redemption rights with respect to the maximum number of public shares that would still permit the Company to satisfy the Available Cash Condition. As a result, $50.7 million worth of Common Stock (5,047,974 shares of Common Stock) would be redeemed by the Company for cash a price of approximately $10.05 per share. The remaining $100.0 million is taken into permanent equity in the form of Common Stock.

(6)
Reflects IEA borrowing $3.9 million under the New Revolving Facility to pay fees, expenses and other amounts associated with the Business Combination.

(7)
To reflect that the Clinton property was distributed out of IEA to IEA Parent. No consideration was provided in connection with this distribution.

(8)
In conjunction with IEA's discontinuation of its Canadian operations, H.B. White obtained court protection under the Companies' Creditors Arrangement Act (the "CCAA"), which was approved by court order on November 22, 2016. Although the CCAA plan and process was completed on February 22, 2017, as part of the CCAA plan, IEA or H.B. White is required to pay Northland Power, Inc. and certain affiliates ("NPI") cash in the aggregate amount of CAD $1,000,000 in the event that the closing of a material transaction occurs after December 31, 2017 but on or before December 21, 2018. If the closing of a material transaction occurs on or before December 31, 2017, IEA or H.B. White is required to pay NPI CAD $1,500,000. A material transaction is defined as a change in control or a public offering of equity securities. See Note 11. Commitments and Contingencies to IEA's audited financial statements, included elsewhere in this proxy statement. The Business Combination will constitute a material transaction and, as a result, the pro forma adjustments reflect a CAD $1.5 million (US $1.2 million), assuming the Business Combination occurred on September 30, 2017. Assuming the Business Combination closes in 2018, IEA will be required to pay NPI CAD $1.0 million.

(9)
To reclassify the debit balance in additional paid-in capital to retained earnings (deficit).

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2016
(in thousands except share and per share amounts)
(unaudited)

			Scenario 1 Assuming No Redemptions			Scenario 2 Assuming Maximum Redemptions
	(A) IEA	(B) The Company	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma
Revenue	$602,665	$—	—		$602,665	—		$602,665
Cost of revenue	517,419	—	—		517,419	—		517,419

Gross Profit	85,246	—	—		85,246	—		85,246
Operating expenses:
Selling, general and administrative	30,705	—	714	(4)
			1,202	(6)
			(370)	(4)	32,251	—		32,251
Formation and operating costs	—	112	—		112	—		112

Total operating expenses	30,705	112	1,546		32,363	—		32,363

Operating income (loss)	54,541	(112)	(1,546)		52,883	—		52,883
Other income (expense), net
Interest expense, net	(516)	100	(100)	(1)	(516)	(120)	(5)	(636)
Other income	213	—	—		213	—		213

Total other income (expense), net	(303)	100	(100)		(303)	(120)		(423)

Income (loss) before provision for income taxes	54,238	(12)	(1,646)		52,580	(120)		52,460
Provision for income taxes	10,213	—	625	(2)	10,838	46	(2)	10,884

Net income (loss) from continuing operations	64,451	(12)	(1,021)		63,418	(74)		63,344
Discontinued operations:
Net income from discontinued operations	1,087	—	—		1,087	—		1,087

Net income (loss)	$65,538	$(12)	$(1,021)		$64,505	$(74)		$64,431

Undeclared preferred stock dividend	—	—	(2,098	)(7)	(2,098)	—		(2,098)

Net income (loss) attributable to common stockholders'	$65,538	$(12)	$(3,119)		$62,407	$(74)		$62,333

Net income per share—basic
Continuing operations		$(0.00)			$2.17			$2.62

Discontinued operations		$—			$0.04			$0.04

Net income per share—diluted
Continuing operations		$(0.00)			$1.52			$1.73

Discontinued operations		$—			$0.03			$0.03

Net income attributable to common stockholders
Basic		$(0.00)			$2.14			$2.58

Diluted		$(0.00)			$1.55			$1.76

Weighted average shares outstanding—basic		4,683,028	24,530,472	(8)	29,213,500	(5,047,974	)(8)	24,165,526

Weighted average shares outstanding—diluted		4,683,028	37,030,472	(8)	41,713,500	(5,047,974	)(8)	36,665,526

 PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(in thousands except share and per share amounts)
(unaudited)

			Scenario 1 Assuming No Redemptions			Scenario 2 Assuming Maximum Redemptions
	(A) IEA	(B) The Company	Pro Forma Adjustments		Pro Forma	Pro Forma Adjustments		Pro Forma
Revenue	$336,128	$—	—		$336,128	—		$336,128
Cost of revenue	289,556	—	—		289,556	—		289,556

Gross Profit	46,572	—	—		46,572	—		46,572
Operating expenses:
Selling, general and administrative	23,953	—	(554)	(3)
			535	(4)
			(131)	(4)	23,803	—		23,803
Formation and operating costs	—	355	(25)	(3)	330	—		330

Total operating expenses	23,953	355	(175)		24,133	—		24,133

Operating income (loss)	22,619	(355)	175		22,439	—		22,439
Other income (expense), net
Interest expense, net	(1,404)	623	(623)	(1)	(1,404)	(90)	(5)	(1,494)
Other income	1,046	—	—		1,046			1,046

Total other income (expense), net	(358)	623	(623)		(358)	(90)		(448)

Income (loss) before provision for income taxes	22,261	268	(448)		22,081	(90)		21,991
Provision for income taxes	(8,128)	(105)	170	(2)	(8,063)	34	(2)	(8,029)

Net income (loss)	14,133	163	(278)		14,018	(56)		13,962
Undeclared preferred stock dividend	—	—	(1,573	)(7)	(1,573)	—		(1,573)

Net income (loss) attributable to common stockholders'	$14,133	$163	$(1,851)		$12,445	$(56)		$12,389

Net income attributable to common stockholders'
Basic		$(0.06)			$0.43			$0.51

Diluted		$(0.06)			$0.34			$0.38

Weighted average shares outstanding—basic		5,251,965	23,961,535	(8)	29,213,500	(5,047,974	)(8)	24,165,526

Weighted average shares outstanding—diluted		5,251,965	36,461,535	(8)	41,713,500	(5,047,974	)(8)	36,665,526

(A)
Derived from the audited consolidated statement of operations and comprehensive income of IEA for the year ended December 31, 2016 and the unaudited consolidated statements of operations of IEA for the nine months ended September 30, 2017.

(B)
Derived from the audited statement of operations of the Company for the year ended December 31, 2016 and the unaudited consolidated statement of operations of the Company for the nine months ended September 30, 2017.

(1)
Represents the elimination of interest income on marketable securities held in the Company's Trust Account.

(2)
To record normalized blended statutory income tax rate at September 30, 2017 of 38% and for the year ended December 31, 2016 tax effected adjustments at 38% tax rate.

(3)
Represents an adjustment to eliminate direct, incremental costs of the Business Combination, which are reflected in the historical financial statements of IEA and the Company in the amount of $0.6 million for the nine months ended September 30, 2017. There were no such amounts recorded for the year ended December 31, 2016.

(4)
To record the elimination of depreciation expense related to the distribution of the Clinton property to IEA Parent in connection with the Business Combination (see Note 7 to the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2017) and record lease expense relating to the lease of that building from IEA Parent by IEA.

(5)
To record estimated interest expense relating to the borrowings under the New Revolving Credit Facility of $3.9 million to pay fees, expenses and other amounts associated with the Business Combination.

(6)
To record the expense associated with the liability to NPI under the CCAA (see Note 8 to the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2017).

(7)
To record six percent (6%) per annum undeclared dividend on the preferred stock.

(8)
As the Business Combination is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes that the shares issuable to IEA Parent in the Business Combination were outstanding for the entirety of the periods presented. Weighted average shares of Common Stock outstanding—basic and diluted are calculated as follows:

	Scenario 1 Combined (Assuming No Redemptions)		Scenario 2 Combined (Assuming Maximum Redemptions)
	Nine Months Ended September 30, 2017	Year Ended December 31, 2016	Nine Months Ended September 30, 2017	Year Ended December 31, 2016
Weighted average shares calculation—basic
Company weighted average shares outstanding	5,251,965	4,683,028	5,251,965	4,683,028
Incremental Common Stock owned by Company holders subject to redemption reclassified to equity	13,958,035	14,526,972	8,910,061	9,478,998
Company shares issued to IEA Parent	10,003,500	10,003,500	10,003,500	10,003,500

Weighted average shares outstanding—basic	29,213,500	29,213,500	24,165,526	24,165,526

Percent of Common Stock owned by Company holders	65.8%	65.8%	58.6%	58.6%
Percent of Common Stock owned by IEA Parent	34.2%	34.2%	41.4%	41.4%
Weighted average shares calculation—diluted
IEA Parent	10,003,500	10,003,500	10,003,500	10,003,500
Earnout to existing IEA holders (assumes fully earned)	9,000,000	9,000,000	9,000,000	9,000,000
Conversion of preferred stock by IEA Parent into Common Stock	3,500,000	3,500,000	3,500,000	3,500,000
Common Stock owned by Company holders	19,210,000	19,210,000	14,162,026	14,162,026

Weighted average shares outstanding—diluted	41,713,500	41,713,500	36,665,526	36,665,526

Percent of shares owned by Company stockholders	46.1%	46.1%	38.6%	38.6%
Percent of shares owned by IEA Parent	53.9%	53.9%	61.4%	61.4%

  The computation of diluted net income per share includes an aggregate of 9,000,000 additional Shares of Common Stock that may be issued to IEA Parent upon the achievement of specified EBITDA thresholds and 3,500,000 additional shares of Common Stock that may be issued to Seller based upon conversion of preferred stock. Considering the assumed nominal per share market price of $10.00, the Company's warrants are not dilutive on a pro forma basis. However, the potential dilutive impact will ultimately be recognized based on the actual market price on the date of measurement.

COMPARATIVE SHARE INFORMATION

        The following tables set forth:

  •
  historical per share information of the Company for the nine months ended September 30, 2017 and the year ended December 31, 2016; and

  •
  historical per share information of IEA for the nine months ended September 30, 2017; and,

  •
  unaudited pro forma per share information of the post-combination company for the fiscal year ended December 31, 2016 and the nine months ended September 30, 2017, after giving effect to the Business Combination, assuming two redemption scenarios as follows:

  •
  Scenario 1—Assuming no redemptions of public shares for cash: This scenario assumes that none of the Company's stockholders exercise redemption rights with respect to their public shares upon Closing of the Business Combination; and

  •
  Scenario 2—Assuming maximum redemptions of public shares for cash while satisfying the Available Cash Condition: This scenario assumes that the Company's stockholders exercise their redemption rights with respect to a maximum of 5,047,974 public shares upon consummation of the Business Combination at a redemption price of approximately $10.05 per share. The maximum redemption amount is derived from the $100,000,000 minimum amount of cash required to be released from the Trust Account (assuming no additional equity raises by the Company) in order to satisfy the Available Cash Condition. Under Scenario 2, it is assumed that $3,900,000, bearing interest at a rate of LIBOR plus 3.00%, will be borrowed by IEA on the Closing Date under the replacement credit facility to pay Transaction Expenses.

        The pro forma net income (loss) per share information reflects the Business Combination contemplated by the Merger Agreement as if it had occurred on January 1, 2016. This information is based on, and should be read together with, the selected historical consolidated financial information, the unaudited pro forma condensed combined financial information and the historical consolidated financial information of the Company and IEA, and the accompanying notes to such financial statements, that are included in this proxy statement. The unaudited pro forma condensed combined per share data are presented for illustrative purposes only and are not necessarily indicative of actual or future financial position or results of operations that would have been realized if the Business Combination had been completed as of the dates indicated or will be realized upon the completion of the Business Combination. Uncertainties that could impact the post-combination company's financial condition include risks that affect IEA's operations and outlook such as physical hazards, changes to renewable portfolio standards, and changes in the fiscal or monetary policies of the United States government. For more information on the risks that could impact the post-combination company's financial condition and results of operations, please see the section entitled "Risk Factors."

        You are also urged to read the section entitled "Unaudited Pro Forma Condensed Combined Financial Information."

	IEA	The Company	Pro Forma Combined Assuming No Redemptions	Pro Forma Combined Assuming Maximum Redemptions
	(in thousands except share and per share amounts)
Nine Months Ended September 30, 2017
Net income	$14,133	$163	$12,445	$12,389
Stockholders' equity (deficit) at September 30, 2017	$27,048	$5,001	$(76,590)	$(127,313)
Weighted average shares outstanding—basic	—	5,251,965	29,213,500	24,165,526
Weighted average shares outstanding—diluted	—	5,251,965	41,713,500	36,665,526
Net income per share—basic	—	$(0.06)	$0.43	$0.51
Net income per share—diluted	—	$(0.06)	$0.34	$0.38
Stockholders' equity per share—basic at September 30, 2017	—	$0.95	$(2.62)	$(5.27)
Stockholders' equity per share—diluted at September 30, 2017	—	$0.95	$(1.84)	$(3.47)
Year Ended December 31, 2016
Net income (loss)	$65,538	$(12)	$62,407	$62,333
Weighted average shares outstanding—basic	—	4,683,028	29,213,500	24,165,526
Weighted average shares outstanding—diluted		4,683,028	41,713,500	36,665,526
Net income per share—basic	—	$(0.00)	$2.14	$2.58
Net income per share—diluted	—	$(0.00)	$1.55	$1.76

 SPECIAL MEETING OF COMPANY STOCKHOLDERS

        This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of Stockholders to be held on [            ], 2018, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

        This proxy statement is being first mailed on or about [            ] to all stockholders of record of the Company as of [            ], the record date for the Special Meeting. Stockholders of record who owned Common Stock at the close of business on the record date are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were 19,210,000 shares of Common Stock outstanding.

Date, Time and Place of Special Meeting

        The Special Meeting will be held at [            ], on [            ], at [            ], or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

        As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized below and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our Common Stock at the close of business on [            ], which is the record date for the Special Meeting. You are entitled to one vote for each share of our Common Stock that you owned as of the close of business on the record date. If your shares are held in "street name" or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 19,210,000 shares of Common Stock outstanding, of which 15,000,000 are public shares and 4,210,000 are Founder Shares and private placement shares held by our Initial Stockholders.

Proposals at the Special Meeting

        At the Special Meeting, Company stockholders will vote on the following proposals:

  •
  Business Combination Proposal—To adopt the Merger Agreement and approve the Business Combination, including the Mergers and the Stock Issuances (Proposal No. 1).

  •
  Charter Amendment Proposals—To consider and vote upon five separate proposals to amend the Company's current certificate of incorporation to:

  •
  authorize an additional 65,000,000 shares of Common Stock (Proposal No. 2);

  •
  provide for the classification of our Board into three classes of directors with staggered terms of office and to make certain related changes (Proposal No. 3);

  •
  change the stockholder vote required to amend certain provisions of the post-combination company's proposed certificate of incorporation and bylaws (Proposal No. 4);

  •
  elect not to be governed by Section 203 of the DGCL and, instead, include a provision in our certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes the Sponsors, Oaktree Capital and IEA Parent and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," and to make certain related changes (Proposal No. 5); and

    •
    provide for certain additional changes, including, but not limited to, changing the post-combination company's corporate name from "M III Acquisition Corp." to "Infrastructure and Energy Alternatives, Inc." and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company (Proposal No. 6).

  •
  Incentive Plan Proposal—To approve the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan (Proposal No. 7).

  •
  Adjournment Proposal—To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal and the Charter Amendment Proposals (Proposal No. 8).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THESE PROPOSALS.

Vote of the Initial Stockholders, Sponsors, Directors and Officers

        Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) that they may hold in connection with the consummation of the Business Combination. Currently, our Initial Stockholders, officers and directors own 21.9% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. Our Sponsors, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, officers and directors own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. The Founder Shares are subject to transfer restrictions.

        The Founder Shares and private placement shares held by our Initial Stockholders have no redemption rights upon our liquidation and will be worthless if no business combination is effected by us by July 12, 2018. However, our Initial Stockholders are entitled to redemption rights upon our liquidation with respect to any public shares they may own.

Quorum and Required Vote for Proposals for the Special Meeting

        The approval of the Business Combination Proposal requires the affirmative vote of holders of a majority of the outstanding shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. In order to establish the quorum for purposes of the Business Combination Proposal, holders of at least a majority of the outstanding shares of Common Stock must be present at the Special Meeting in person or by proxy. Accordingly, a Company stockholder's failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Business Combination Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote "AGAINST" the Business Combination Proposal.

        The approval of the Charter Amendment Proposals requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder's failure to vote by proxy or to vote in person at the Special Meeting or an abstention from voting with regard to any of the Charter Amendment Proposals will have the same effect as a vote "AGAINST" such Charter Amendment Proposal.

        The approval of the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. In order to establish the quorum for purposes of the Incentive Plan Proposal and the Adjournment Proposal, holders of at least a majority of the outstanding shares of Common Stock must be present at the Special Meeting in person or by proxy. Accordingly, a Company stockholder's failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Incentive Plan Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote "AGAINST" the Incentive Plan Proposal and the Adjournment Proposal.

        The Business Combination is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals at the Special Meeting. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

        It is important for you to note that, in the event that the Business Combination Proposal and the Charter Amendment Proposals do not receive the requisite vote for approval, we will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by July 12, 2018, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.

Recommendation to Company Stockholders

        Our Board believes that each of the Business Combination Proposal, the Charter Amendment Proposals, the Incentive Plan Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote "FOR" each of the proposals.

  •
  When you consider the recommendation of our Board in favor of approval of the Business Combination Proposal, you should keep in mind that our Sponsors and certain members of our Board and officers have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal. These interests include, among other things:

  •
  the fact that our Initial Stockholders cannot redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination;

  •
  the fact that our Sponsors paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at $37,500,000 (based upon a $10.00 per share price for our Common Stock);

  •
  the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete an initial business combination by July 12, 2018;

  •
  the fact that our Sponsors paid an aggregate of $3,400,000 for their 340,000 private placement units and that such private placement units will be worthless if a business combination is not consummated by July 12, 2018;

  •
  the continued right of our Sponsors to hold our Common Stock and the shares of Common Stock to be issued to our Sponsors upon exercise of their private placement warrants following the Business Combination, subject to certain vesting restrictions and lock-up periods;

  •
  if the proceeds in the Trust Account are reduced below (i) $10.00 per public share or (ii) a lesser amount per public share as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets as a result of the failure to obtain a waiver of claims against the Trust Account from counterparties to contracts, and Mr. Meghji asserts that he is unable to satisfy his indemnification obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Mr. Meghji to enforce his indemnification obligations;

  •
  the anticipated continuation of certain members of our Board, as directors of the post-combination company;

  •
  the continued indemnification of our existing directors and officers and the continuation of our directors' and officers' liability insurance after the Business Combination;

  •
  the fact that our Sponsors, officers and directors will lose their entire investment in us if an initial business combination is not consummated by July 12, 2018;

  •
  that, as described in the Charter Amendment Proposals and reflected in Exhibit B of Annex B, our current certificate of incorporation will be amended to exclude the Sponsors, Oaktree Capital and IEA Parent and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," thereby permitting them to enter into business combinations without complying with Section 203 of the DGCL; and

  •
  that, at the Closing we will enter into (i) the Registration Rights Agreement, which provides certain stockholders and their permitted transferees with registration rights, and the Investor Rights Agreement, which provides that the Sponsors and Oaktree will each have certain veto rights and director nomination rights and (ii) adopt amended and restated bylaws, which permit directors nominated by the Sponsors or Oaktree to call a special meeting of the Company's stockholders and contains certain super majority voting rights so long as the Investor Rights Agreement is in effect with respect to the Sponsors.

Broker Non-Votes and Abstentions

        Abstentions are considered present for the purposes of establishing a quorum and will have the same effect as a vote "AGAINST" the Business Combination Proposal, the Charter Amendment Proposals, the Incentive Plan Proposal and the Adjournment Proposal.

        In general, if your shares are held in "street" name and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. None of the proposals at the Special Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the Special Meeting.

Voting Your Shares—Stockholders of Record

        If you are a Company stockholder of record, you may vote by mail or in person at the Special Meeting. Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of our Common Stock that you own.

        Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in "street name" through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting "FOR" the Business Combination Proposal, "FOR" the Charter Amendment Proposals, "FOR" the Incentive Plan Proposal and "FOR" the Adjournment Proposal. Votes submitted by mail must be received by [            ] on [            ].

        Voting in Person at the Meeting.    If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If you hold your shares in "street name," which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to bring to the Special Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Voting Your Shares—Beneficial Owners

        If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in "street name" and this proxy statement is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote those shares. Please see "Attending the Special Meeting" below for more details.

Attending the Special Meeting

        Only Company stockholders on the record date or their legal proxy holders may attend the Special Meeting. To be admitted to the Special Meeting, you will need a form of photo identification and valid proof of ownership of Common Stock or a valid legal proxy. If you have a legal proxy from a stockholder of record, you must bring a form of photo identification and the legal proxy to the Special

Meeting. If you have a legal proxy from a "street name" stockholder, you must bring a form of photo identification, a legal proxy from the record holder (that is, the bank, broker or other holder of record) to the "street name" stockholder that is assignable, and the legal proxy from the "street name" stockholder to you. Stockholders may appoint only one proxy holder to attend on their behalf.

Revoking Your Proxy

        If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

  •
  you may send another proxy card with a later date;

  •
  you may notify the Company's Secretary in writing to c/o M-III Partners, LP, 3 Columbus Circle, New York, New York 10019, before the Special Meeting that you have revoked your proxy; or

  •
  you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

        The Special Meeting has been called only to consider the approval of the Business Combination Proposal, the Charter Amendment Proposals, the Incentive Plan Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

        If you have any questions about how to vote or direct a vote in respect of your shares of our Common Stock, you may call Morrow, our proxy solicitor, at (800) 662-5200 (toll free), or banks and brokerage firms, please call collect: (203) 658-9400.

Redemption Rights

        Pursuant to our current certificate of incorporation, any holders of our public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), calculated as of two business days prior to the consummation of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable). For illustrative purposes, based on the fair value of marketable securities held in the Trust Account of approximately $150,723,082 as of September 30, 2017, the estimated per share redemption price would have been approximately $10.05 on such date.

        In order to exercise your redemption rights, you must:

  •
  if you hold public units, separate the underlying public shares and public warrants;

  •
  check the box on the enclosed proxy card to elect redemption;

  •
  check the box on the enclosed proxy card marked "Stockholder Certification" if you are not acting in concert or as a "group" (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Common Stock and prior to [            ] on [            ] (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attention: [                ]
Email: [                ]@continentalstock.com

    and

  •
  deliver your public shares either physically or electronically through DTC's DWAC system to our Transfer Agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

        Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in "street name" are required to either tender their certificates to our Transfer Agent prior to the date that is two business days prior to the Special Meeting, or to deliver their shares to the Transfer Agent electronically using DTC's DWAC system, at such stockholder's option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder's election to redeem is irrevocable once the Business Combination is approved.

        Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

        If you hold public units registered in your own name, you must deliver the certificate for such public units to Continental Stock Transfer & Trust Company, our Transfer Agent, with written instructions to separate such public units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the public units.

        If a broker, dealer, commercial bank, trust company or other nominee holds your public units, you must instruct such nominee to separate your public units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our Transfer Agent. Such written instructions must include the number of public units to be split and the nominee holding such public units. Your nominee must also initiate electronically, using DTC's DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the public units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

        Each redemption of shares of Common Stock by our public stockholders will reduce the amount in our Trust Account, which held marketable securities with a fair value of approximately $150,723,082 as of September 30, 2017. The Merger Agreement provides that our obligation and the obligation of IEA Services and Seller to consummate the Business Combination is conditioned on the satisfaction of the

Available Cash Condition. These conditions to closing in the Merger Agreement are for the sole benefit of the parties thereto and may be waived by such parties. If, as a result of redemptions of Common Stock by our public stockholders, these conditions are not met (and are not waived), then the Company, IEA Services, or Seller (as applicable) may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Common Stock in an amount that would cause our net tangible assets to be less than $5,000,001.

        Prior to exercising redemption rights, stockholders should verify the market price of our Common Stock as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Common Stock when you wish to sell your shares.

        If you exercise your redemption rights, your shares of our Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the post-combination company, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

        If the Business Combination is not approved and we do not consummate an initial business combination by July 12, 2018, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants will expire worthless.

Appraisal Rights

        Appraisal rights are not available to holders of shares of our Common Stock in connection with the Business Combination.

Proxy Solicitation Costs

        The Company is soliciting proxies on behalf of its Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

        The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. The Company will pay Morrow a fee of $25,000, plus disbursements, reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as our proxy solicitor. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to our stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting proxies.

PROPOSAL NO. 1—APPROVAL OF THE BUSINESS COMBINATION

        We are asking our stockholders to adopt the Merger Agreement and approve the Business Combination, including the Mergers and the Stock Issuances. Our stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Merger Agreement. A copy of the Merger Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 are attached to this proxy statement as Annex A, Annex B, Annex C and Annex D respectively. Please see the subsection entitled "The Merger Agreement" below, for additional information and a summary of certain terms of the Merger Agreement. You are urged to read carefully the Merger Agreement in its entirety before voting on this proposal.

        We may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting.

The Merger Agreement

        This subsection of the proxy statement describes the material provisions of the Merger Agreement, but does not purport to describe all of the terms of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement. A copy of the Merger Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 are attached to this proxy statement as Annex A, Annex B, Annex C and Annex D, respectively. You are urged to read the Merger Agreement in its entirety because it is the primary legal document that governs the Business Combination.

        The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules, which we refer to as the "Schedules," which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the Schedules contain information that is material to an investment decision. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information will be publicly disclosed if material and necessary to provide the Company's stockholders with a materially complete understanding of the Merger Agreement.

General Description of the Merger Agreement

        On November 3, 2017, the Company entered into the Merger Agreement with IEA Services, Merger Sub I, Merger Sub II, Seller, Oaktree, solely in its capacity as Seller's representative and, solely for purposes of certain sections therein, the Sponsors, pursuant to which, among other things and subject to the terms and conditions contained in the Merger Agreement, the Company will acquire IEA Services by means of the merger of Merger Sub I with and into IEA Services, with IEA Services continuing as the surviving entity and, immediately thereafter, the merger of the surviving entity with and into Merger Sub II, with Merger Sub II continuing as the ultimate surviving entity (the "Surviving Company") and an indirect, wholly-owned subsidiary of the Company. The consideration to be paid to Seller upon Closing will be approximately $235,000,000 (as adjusted in accordance with the Merger Agreement), payable in a combination of cash, Common Stock (valued at $10.00 per share) and Series A Preferred Stock, as further described below.

        In accordance with the terms of its current certificate of incorporation, the Company will provide its stockholders with the opportunity to have their Common Stock redeemed by the Company in conjunction with a stockholder vote on the transactions contemplated by the Merger Agreement.

Consideration to Seller in the Business Combination

        The amount of merger consideration payable at Closing to Seller (the "Estimated Merger Consideration") will be the sum of (i) $235,000,000, plus (ii) the amount of cash and cash equivalents held by IEA as of the Adjustment Time on the Closing Date, plus (iii) any Working Capital Overage, less (iv) any Working Capital Underage, less (v) the amount of IEA's outstanding indebtedness, if any, under the existing credit facility, less (vi) certain indebtedness and other obligations of IEA and its subsidiaries being assumed by the Company at Closing, less (vii) the amount of tax liabilities incurred in connection with the transfer by IEA of certain real property located in Clinton, Indiana, less (viii) the amount paid to Oaktree as a reserve for expenses to be incurred by Oaktree, as Seller's representative under the Merger Agreement.

        The Estimated Merger Consideration to be paid to Seller will be a combination of cash, Common Stock and Series A Preferred Stock. The amount of cash consideration (the "Cash Consideration") payable to Seller will be an amount equal to (a) $100,000,000, plus (b) the sum of (i) the amount of cash and cash equivalents held by IEA as of the Adjustment Time, (ii) any Working Capital Overage, and (iii) an amount equal to the proceeds of issuances of any Common Stock or preferred stock of the Company between the date of the Merger Agreement and the Closing Date, up to $35,000,000 (and the Series A Preferred Stock issuable to Seller at Closing shall be correspondingly decreased by such amount), less (c) the sum of (i) any Working Capital Underage, (ii) the amount of IEA's outstanding indebtedness, if any, under the existing credit facility, (iii) any portion of the assumed indebtedness required by the terms thereof to be repaid as of the Closing and not so prepaid prior to the Adjustment Time, (iv) the amount by which the indebtedness assumed by the Company at Closing (other than any indebtedness to the extent included in clauses (ii), (iii), (v), (vi) or (vii)) exceeds $1,000,000, (v) the amount by which capitalized lease obligations of IEA exceed $20,000,000 in the aggregate, (vi) the amount of any accrued and unpaid taxes of IEA for pre-Closing tax periods, (vii) without duplication to (vi), the amount of tax liabilities incurred in connection with the transfer by IEA of certain real property located in Clinton, Indiana, (viii) the amount paid to Oaktree as a reserve for expenses to be incurred by Oaktree, as Seller's representative under the Merger Agreement. The remainder of the consideration (i.e., the Estimated Merger Consideration less the Cash Consideration) will be paid to Seller in Common Stock and Series A Preferred Stock split 74.1% in the form of Common Stock and 25.9% in the form of Series A Preferred Stock; provided that, if the value of the Common Stock to be received by Seller at Closing would be less than 40% of the total value of the consideration received by Seller at Closing, then the amount of Common Stock will be increased and the amount of Series A Preferred Stock correspondingly decreased so that the value of the Common Stock issued to Seller at Closing (using the closing trading price per share of Common Stock on the last business day prior to the Closing Date) is equal to 40% of the total consideration received by Seller at Closing; provided further that if, after taking into account the increase in the amount of Common Stock and the decrease in the amount of Series A Preferred Stock described above, the value of the Common Stock to be received by Seller at Closing would be less than 40% of the total value of the consideration received by Seller at Closing, then the amount of Common Stock will be increased and the amount of Cash Consideration correspondingly decreased so that the value of the Common Stock issued to Seller at Closing (using the closing trading price per share of Common Stock on the last business day prior to the Closing Date) is equal to 40% of the total consideration received by Seller at Closing.

        Assuming no adjustments are made pursuant to the provisions of the Merger Agreement described above, the consideration payable to Seller at Closing would be comprised of $100,000,000 of cash, 10,000,000 shares of Common Stock and $35,000,000 in initial stated value of Series A Preferred Stock.

Earn Out

        Under the Merger Agreement, Seller may be entitled to receive up to an additional 9,000,000 Earn-Out Shares. The number of Earn-Out Shares to be issued (if any) by the Company will depend on the IEA EBITDA for the 2018 and/or 2019 fiscal years.

        If IEA EBITDA for the one-year period commencing on January 1, 2018 and ending on December 31, 2018, is equal to or greater than the sum of (i) $65,000,000 plus (ii) the amount, if any, by which adjusted EBITDA for the year ended December 31, 2017 (determined from IEA's audited financial statements and calculated in a manner consistent with Section 10.1 (f)(y) of IEA's disclosure schedules to the Merger Agreement) is less than $52,700,000 ("the 2017 EBITDA Roll-Forward Amount"), then the Company will issue (i) 1,000,000 shares of Common Stock to Seller and (ii) an additional 250,000 shares of Common Stock to Seller for each $1,000,000 of IEA EBITDA in excess of the sum of $65,000,000 plus the 2017 EBITDA Roll-Forward Amount, provided that if IEA EBITDA for such year falls between any successive $1,000,000 thresholds the number of shares of Common Stock issued shall be proportionally increased based on the amount by which the IEA EBITDA for such year exceeds the lower threshold, and provided further that if certain acquisitions are completed by the Company during such year, the total number of Earn-Out Shares that may be issued in such year may not exceed 6,000,000. In addition, if IEA EBITDA for the one-year period commencing on January 1, 2019 and ending on December 31, 2019, is equal to or greater than $90,000,000, then the Company will issue (i) 1,000,000 shares of Common Stock to Seller and (ii) an additional 250,000 shares of Common Stock to Seller for each $1,000,000 of IEA EBITDA in excess of $90,000,000, provided that if the IEA EBITDA for such year falls between any successive $1,000,000 thresholds the number of shares of Common Stock issued shall be proportionally increased based on the amount by which the IEA EBITDA for such year exceeds the lower threshold. If a change of control event (as described in the Merger Agreement) occurs (i) on or prior to December 31, 2019, then all contingencies to the payment of the Earn-Out Shares will be deemed satisfied and, immediately prior to the occurrence of such change of control event, the Company will issue 9,000,000 shares of Common Stock to Seller less any Earn-Out Shares previously issued or (ii) after December 31, 2019 but prior to the determination of the IEA EBITDA for the 2019 fiscal year, the Company will cause the successor or acquiring person to assume all of the Company's obligations under the Merger Agreement, and Seller will be entitled to receive any cash, securities or other property receivable upon such change of control event if the Earn-Out Shares with respect to the IEA EBITDA for the 2019 fiscal year were outstanding immediately prior to such change of control event. In no event will more than 9,000,000 total shares of Common Stock be issuable as a result of the earn-out.

        Until such time as IEA EBITDA for the 2019 fiscal year has been determined, the Company is prohibited from making material dispositions of assets or businesses of IEA and its subsidiaries (other than in connection with a change of control event as described above) as specified in the Merger Agreement.

Material Adverse Effect

        Under the Merger Agreement, certain representations and warranties of IEA Services are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. In addition, such material adverse effect standard is used for purposes of determining whether certain conditions to the Company's obligation to close the Business Combination have been satisfied. Pursuant to the Merger Agreement, a "Material Adverse Effect" means any change, event, circumstance, development or effect that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on (i) the business, condition (financial or otherwise), assets, liabilities (actual or contingent) or results of operations of IEA, or (ii) the ability of IEA to consummate the transactions contemplated thereby when required pursuant to the Merger Agreement and in any event prior to April 30, 2018 (the "Termination Date"); provided, however, that "Material Adverse Effect" will not include the impact on such business, condition, assets, liabilities or results of operations arising out of or attributable to (a) conditions or effects that generally affect the industries in which IEA operates, (b) seasonal fluctuations of the businesses of IEA, (c) any regional, national or international economic, financial, social or political conditions (including changes therein), (d) effects resulting from changes in the financial, banking or securities markets, (e) any effects or conditions resulting from an outbreak or escalation of hostilities, disease, acts of terrorism, cyber terrorism, political instability or other national or international calamity, crisis or emergency, an act of God or any governmental or other response to any of the foregoing, in each case whether or not involving the United States or any other region where IEA conducts business or operations, (f) effects arising from changes or proposed changes in laws or accounting principles or requirements, including any changes or proposed changes in standards, interpretations or enforcement thereof, (g) effects relating to the announcement, execution or consummation of the Merger Agreement or the transactions contemplated thereby, including the fact that the prospective owner of IEA is the Company or any affiliate of the Company or related to the identity of any of the representatives of the Company, (h) effects resulting from compliance with the terms and conditions of the Merger Agreement by Seller and IEA (including the failure to take any action restricted by the Merger Agreement) or otherwise consented to in writing by the Company, or (i) any failure by IEA to meet any projections, forecasts or estimates in and of itself (although this clause (i) will not apply to the facts and circumstances that may have given rise or contributed to any such failure), except that in the case of clauses (a), (b), (c), (d), (e) and (f), to the extent that such conditions or effects disproportionately impact the businesses of IEA relative to other participants in the industry in which IEA operates (in which case, only the incremental disproportionate effect will be taken into account in the determination of Material Adverse Effect thereunder). A Material Adverse Effect will be measured only against past performance of IEA and not against any forward-looking statements, financial projections or forecasts of IEA.

Closing and Effective Time of the Business Combination

        The Closing is expected to take place at 9:00 a.m., local time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP on the second business day following the satisfaction or waiver of the conditions described below under the subsection entitled "Conditions to Closing of the Business Combination" or at such other time, date and place as may be mutually agreed upon in writing by the Company and Oaktree.

Conditions to Closing of the Business Combination

  Conditions to Each Party's Obligations

        The respective obligations of the Company, IEA Services and Seller to consummate the transactions contemplated by the Merger Agreement, including the Business Combination, are subject to the satisfaction, on or prior to the Closing Date of each of the following conditions (any or all of which may be waived in writing by the Company and Oaktree):

  •
  there must be no injunction or other order issued by (i) any governmental authority or court of competent jurisdiction in the United States of America which prohibits the consummation of the transactions contemplated under the Merger Agreement or (ii) any other governmental authority or court of competent jurisdiction which prohibits the consummation of the transactions contemplated under the Merger Agreement, which injunction or order would have a Material Adverse Effect after giving effect to the transactions contemplated by the Merger Agreement;

  •
  the required filings the HSR Act have been completed and all applicable time limitations thereunder have expired without a request for further information by the relevant federal authorities under the HSR Act, or in the event of such a request for further information, the expiration of all applicable time limitations under the HSR Act have occurred without the objection of such federal authorities;

  •
  the required vote of the Company's stockholders to approve the Merger Agreement, the ancillary agreements, the consummation of the Mergers, the issuance of the Common Stock and Series A Preferred Stock and the other transactions contemplated thereby has been duly obtained in accordance with the DGCL, the Company's current certificate of incorporation and bylaws and the rules and regulations of NASDAQ; and

  •
  the Available Cash is not less than $100,000,000.

  Conditions to the Company's Obligations

        The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, including the Business Combination, are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived in writing by the Company):

  •
  the representations and warranties of IEA Services and Seller, subject to the Schedules and in most instances disregarding qualifications contained in the Merger Agreement relating to materiality or Material Adverse Effect, must generally be true and correct as of the Closing Date as if made on and as of the Closing Date (or, if given as of an earlier date, as of such earlier date), except where the failure of such representations and warranties of IEA Services or Seller to be so true and correct has not had and is not reasonably expected to have a Material Adverse Effect;

  •
  each of IEA Services and Seller must have performed and complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed and complied with by IEA Services or Seller, as applicable, prior to or on the Closing Date;

  •
  each of IEA Services and Seller must have delivered to the Company a certificate, signed by an executive officer of IEA Services in the case of IEA Services, and an executive officer of Seller in the case of Seller, in each case dated as of the Closing Date, certifying as to the above matters concerning the accuracy of the representations and warranties and performance required pursuant to the Merger Agreement with respect to IEA Services or Seller, as applicable;

  •
  IEA Services, the lenders and the other parties named therein must have executed and delivered the replacement credit facility on terms no less favorable than the terms in the debt commitment letter, and the replacement credit facility must be in full force and effect and the aggregate amount of commitments available to IEA Services on the Closing Date must be not less than $85,000,000 and the amount available to be drawn on the Closing Date must be not less than the amount required to pay (i) the Transaction Expenses and (ii) any increase in Cash Consideration due to any Working Capital Overage, provided that this condition will be deemed to be satisfied unless the lenders under the Debt Commitment Letter have failed to enter into the replacement credit facility for certain reasons specified in the Merger Agreement or if the Company determines in good faith or IEA Services can reasonably demonstrate that an alternative replacement credit facility with commitments of not less than $85,000,000 is promptly available to IEA Services on terms that are not materially less favorable in the aggregate than those contained in the debt commitment letter;

  •
  Seller must have delivered to the Company a duly executed copy of the Investor Rights Agreement;

  •
  after the date of the Merger Agreement there must not have occurred any Material Adverse Effect that is continuing;

  •
  IEA Services must have delivered to the Company the required information of IEA needed to file the Company's Form 8-K under Item 2.01(f) at least five business days prior to the Closing Date; and

  •
  Seller must have delivered to the Company a duly executed copy of the lease agreement with respect to the real property located in Clinton, Indiana, and such lease agreement must not have been amended or modified.

  Conditions to IEA Services' and Seller's Obligations

        The obligations of IEA Services and Seller to consummate the transactions contemplated by the Merger Agreement, including the Business Combination, are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived in writing by Oaktree, as Seller's representative):

  •
  the representations and warranties of the Company, subject to the Schedules and in most instances disregarding qualifications contained in the Merger Agreement relating to materiality or "material adverse effect", must generally be true and correct as of the Closing Date as if made on and as of the Closing Date (or, if given as of an earlier date, as of such earlier date), except where the failure of such representations and warranties of the Company to be so true and correct has not had and is not reasonably expected to have a material adverse effect on the ability of the Company, Merger Sub I or Merger Sub II to enter into and perform their obligations under the Merger Agreement or any ancillary agreement or to consummate the Mergers and the other transactions contemplated thereby (a "Buyer Material Adverse Effect");

  •
  each of the Company, Merger Sub I and Merger Sub II must have performed and complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed and complied with by it prior to or on the Closing Date;

  •
  the Company must have delivered to IEA Services a certificate, signed by an executive officer of the Company, dated as of the Closing Date, certifying as to the above matters concerning the accuracy of the representations and warranties and performance required pursuant to the Merger Agreement;

  •
  the Company must have satisfied in all material respects its obligations in connection with obtaining the release of certain guarantees entered into by affiliates of Seller, subject to the terms and conditions contained in the Merger Agreement;

  •
  the payoff letters from the lender(s) under the existing credit facility must provide that, upon payment in full of the outstanding indebtedness under the existing credit facility and termination of the existing credit facility at Closing, all guarantees of Seller and its affiliates under the existing credit facility will be released;

  •
  the Company must have delivered to Seller (i) the Registration Rights Agreement, duly executed by the Company and the other parties thereto (other than Seller) and (ii) a copy of the Investor Rights Agreement, duly executed by the Company and the Sponsors;

  •
  the Company must have delivered to Seller a copy of the Founder Shares Amendment Agreement, duly executed by each holder of Founder Shares;

  •
  any redemption by the Company of its Common Stock must have been completed in accordance with the Merger Agreement and its current certificate of incorporation and current bylaws;

  •
  the Company's certificate of incorporation must be amended and restated in the form of the proposed certificate of incorporation, the Certificate of Designation must be adopted and the Company's bylaws must be amended and restated in the form of the amended and restated bylaws;

  •
  the Common Stock to be issued to Seller at the Closing must have been approved for listing on the NASDAQ;

  •
  subject to any redemptions by the Company of Common Stock in accordance with its current certificate of incorporation and bylaws, all the funds contained in the Trust Account must be released from the Trust Account and available to the Company for payment of the Cash Consideration and the Transaction Expenses;

  •
  the Company must have delivered to Seller a copy of (i) the resignation of each director that is not continuing on the board of directors of the Company following the Closing, duly executed by each such director and (ii) a unanimous written consent of the board of directors of the Company increasing the size of the board of directors of the Company and appointing the new directors effective immediately following the Closing, in each case in accordance with the Investor Rights Agreement; and

  •
  the required information of IEA needed to file the Company's Form 8-K under Item 2.01(f) must be available at least five business days prior to the Closing Date, provided that this condition shall not apply under certain circumstances described in the Merger Agreement.

Representations and Warranties

        Under the Merger Agreement, Seller made customary representations and warranties relating to: organization; authority and binding obligation; no defaults or conflicts; no governmental authorization required and consents; its ownership of IEA Services' common units; litigation; the proxy statement; brokers; investment purpose; legends; no outside reliance; and exclusivity of representations.

        Under the Merger Agreement, IEA Services made customary representations and warranties relating to: organization and qualification; capitalization; subsidiaries; authority and binding obligation; no defaults or conflicts; no governmental authorization required and consents; financial statements; intellectual property; compliance with laws; licenses; material contracts; customers and suppliers; litigation; taxes; employee benefit plans; labor relations; environmental compliance; insurance; real property; affiliate transactions; absence of certain changes or events; the proxy statement; brokers; financing; no outside reliance; and exclusivity of representations.

        Under the Merger Agreement, the Company made customary representations and warranties relating to: organization; capitalization; authority and binding obligation; no defaults or conflicts; no governmental authorization required and consents; the Trust Account; sufficient funds; tax; antitrust compliance; litigation; reports and financial statements; NASDAQ stock market quotation; Investment Company Act and JOBS Act; the proxy statement; business activities; affiliate transactions; material contracts; brokers; no outside reliance; investment purpose; and exclusivity of representations.

Covenants of the Parties

  Covenants of IEA Services and/or Seller

        IEA Services and Seller made certain covenants under the Merger Agreement, including, among others, the following:

  •
  Subject to certain exceptions described in the Merger Agreement, IEA Services has agreed to, during the period from the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, (i) conduct its businesses and operations in the ordinary course consistent with past practice in all material respects (including with respect to the issuance of letters of credit and bonds); (ii) use commercially reasonable efforts to preserve substantially intact the business organization and material assets of IEA; (iii) use commercially reasonable efforts to keep available the services of IEA's current officers and key employees; (iv) use commercially reasonable efforts to preserve the current relationships of IEA with material customers and material suppliers; (v) use commercially reasonable efforts to keep and maintain IEA's assets and properties in good repair and normal operating condition, wear and tear excepted; (vi) use commercially reasonable efforts to make capital expenditures in accordance with the capital expenditures budget disclosed in the Schedules; and (vii) not take or omit to take any action which would result in a Material Adverse Effect.

  •
  Subject to certain exceptions described in the Merger Agreement, during the period from the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, IEA Services will not, and will cause its subsidiaries not to:

  •
  fail to maintain books of account and records consistent with past practice;

  •
  issue, sell or pledge, or authorize or propose the issuance, sale or pledge of (A) additional equity interests of any class of IEA, or securities convertible into or exchangeable for any such equity interests, or any rights, warrants or options to acquire any such equity interests or other convertible securities of IEA or (B) any other securities in respect of, in lieu of, or in substitution for the equity interests of IEA outstanding on the date of the Merger Agreement;

  •
  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation or other reorganization of IEA, or otherwise alter IEA's corporate structure;

  •
  redeem, repurchase or otherwise acquire any outstanding equity interests of IEA; provided, that nothing in the Merger Agreement will restrict IEA Services from declaring and paying any cash dividend or making any other cash distribution to Seller prior to the Adjustment Time to the extent such cash was not generated from a breach of certain specified provisions under the Merger Agreement;

  •
  commence, settle or compromise any action that results, or would reasonably be expected to result, in a liability or loss to IEA of more than $500,000;

  •
  cancel or waive any claims or rights with a value to IEA in excess of $250,000;

  •
  permit the lapse, cancellation or termination of any material insurance policy, unless IEA has timely obtained a comparable replacement thereof;

  •
  (A) sell, assign or transfer all or any material portion of the owned intellectual property set forth in the Schedules, (B) grant or agree to grant any intellectual property licenses except for non-exclusive licenses granted in the ordinary course of business, (C) abandon or cease to prosecute or maintain any of the material owned intellectual property set forth in the Schedules, other than in the ordinary course of business or (D) disclose any material trade secrets used in the business to any third party that is not subject to a confidentiality obligation with respect thereto;

  •
  make any capital expenditures or enter into any contract or commitment for capital expenditures in excess of $250,000 in respect of any such individual contract or commitment or $500,000 in the aggregate, in each case other than as contemplated by the capital expenditures budget disclosed in the Schedules, or enter into capital leases if it would cause total capitalized lease obligations to exceed $20,000,000;

    •
    adopt any amendment to the limited liability company agreement, or equivalent organizational documents, of IEA;

    •
    (A) incur any indebtedness for borrowed money (including amounts owing under the existing credit facility) or evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security, other than pursuant to the existing credit facility or (B) issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for the obligations of any person (other than IEA in the ordinary course of business);

    •
    enter into any letter of credit, other than as credit support for (A) insurance, (B) bonding or (C) projects with respect to which such letter of credit is security for performance by IEA;

    •
    subject any of IEA's properties or assets to any encumbrance, except for permitted encumbrances;

    •
    accelerate the collection of or discount any accounts receivable, delay the payment of accounts payable or deferred expenses, reduce inventories, increase customer deposits or otherwise reduce other assets or increase liabilities, in each case for the purpose of increasing cash and cash equivalents, except in the ordinary course of business consistent with past practice;

    •
    (A) except as consistent with past practices solely with respect to employees that are not directors or officers, increase in any material manner the rate or terms of compensation or benefits of any of its directors, officers, employees, or individual service providers except as may be required under any material benefit plan or collective bargaining agreement, (B) pay or agree to pay any material pension or retirement allowance or other employee benefit not contemplated by any benefit plan to any current or former director or officer, whether past or present, other than as required by law, (C) enter into, adopt or materially amend any collective bargaining agreement other than as required by law, (D) enter into, adopt or materially amend any employment, bonus, severance, retention, or retirement contract with any officer or any employee or adopt any employee benefit plan, in each case other than (1) as required by law, (2) as would not materially increase the costs and expenses to IEA Services of sponsoring, maintaining, administering or contributing to the employee benefit plan, (3) with respect to contracts for positions that are open as of the date of the Merger Agreement, (4) to replace individuals who are terminated for cause or who voluntarily retire or resign in the ordinary course of business or (5) as would be included in Transaction Expenses, subject to the limitations set forth in the definition thereof, or (E) fund (or secure the payment of) or take any action to accelerate in any material respect the vesting, funding or payment of any compensation, incentive arrangements, retention, transaction bonus, change in control, or other benefits or severance or any other form of separation payment, of any current or former employee, director, or individual service provider other than pursuant to contracts in existence on the date of the Merger Agreement and disclosed in writing to the Company;

    •
    except in the ordinary course of business consistent with past practice, sell, lease, assign, transfer or otherwise dispose of, any of its tangible property or assets in excess of $100,000 in the aggregate;

    •
    make any loans, advances or capital contributions, except (A) loans, advances or capital contributions from IEA Services or any of its subsidiaries to IEA Services or another of its subsidiaries in the ordinary course of business or (B) advances for travel and other normal business expenses to directors, officers and employees in the ordinary course of business consistent with past practice;

    •
    materially amend, waive in any material respect, become subject to (except for each material contract that is a construction contract with an unaffiliated customer which is proposed to be or is entered into in the ordinary course of business and does not exceed a value of $75,000,000), or terminate (except for any termination upon expiration in accordance with the terms of such material contract or lease) any material contract or any lease or consent to the termination of IEA's rights thereunder (except for any termination upon expiration in accordance with the terms of such material contract or lease);

    •
    implement any employee layoffs or facility closures that could require notice under the Worker Adjustment and Retraining Notification Act of 1988 and the regulations promulgated thereunder, or any similar state or local law;

    •
    except in the ordinary course of business consistent with past practice, acquire any operating business or entity, by merger or consolidation, purchase of substantial assets or equity interests, or by any other manner, in a single transaction or a series of related transactions;

    •
    change the independent accountants of IEA or make any change in any method of accounting or auditing practice other than those required by applicable law or GAAP;

    •
    enter into any contract, agreement or transaction with an affiliate that would be binding after Closing, other than (A) with IEA and (B) subject to providing written notice to the Company promptly after entry thereof, contracts, agreements or transactions with portfolio companies of Oaktree Capital or its affiliates that (x) are entered into in the ordinary course of business on arms-length terms, and (y) are for products or services in quantities and at costs that IEA, would have obtained from a third party on similar terms;

    •
    except where otherwise required by applicable law, make or change any tax election, file any amended tax return, adopt or change any tax accounting method or change any tax accounting period, or settle any tax claim(s) or assessment(s) relating to IEA for an amount in excess of $500,000 individually or in the aggregate, surrender any right to claim a refund of taxes, consent to any extension or waiver of the limitations period applicable to any tax claim or assessment relating to any subsidiary, fail to pay any tax that became due and payable (including estimated tax payments), or prepare or file a tax return in a manner inconsistent with past practice; or

    •
    agree in writing to take any of the foregoing actions.

        Notwithstanding the foregoing, nothing contained in the Merger Agreement (A) will give the Company, Merger Sub I or Merger Sub II, directly or indirectly, rights to control or direct the business or operations of IEA prior to the Closing or (B) will operate to prevent or restrict any act or omission by IEA the taking of which is required by applicable law. Prior to the Closing, IEA will exercise, consistent with the terms and conditions of the Merger Agreement, control of their business and operations.

  •
  During the period from the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, IEA Services will give the Company, Merger Sub I, Merger Sub II and their respective authorized representatives reasonable access during normal business hours to all books, records, offices and other facilities and properties of IEA as the Company, Merger Sub I, Merger Sub II or any of their respective authorized representatives may from time to time reasonably request, subject to the terms and condition in the Merger Agreement.

  •
  IEA Services will use reasonable best efforts to promptly provide the Company with all information concerning the business and the management, operations and financial condition of IEA reasonably requested by the Company for inclusion in the proxy statement, Form 8-K required to be filed by the Company under Item 2.01, and other filings that are reasonably necessary to comply with applicable law and will cause the officers and employees of IEA to be reasonably available to the Company and its counsel in connection with drafting the proxy statement and responding in a timely manner to comments on the proxy statement from the SEC.

  •
  During the period from the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, neither Seller nor IEA Services will take, nor will they permit any of their respective affiliates or representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond or provide information to, any person concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to the sale of the equity interests of IEA Services or all or substantially all the assets of IEA other than with the Company and its affiliates and representatives. Each of Seller and IEA Services will, and each will cause its respective affiliates and representatives to, immediately cease any and all existing discussions or negotiations with any person conducted prior to the date of the Merger Agreement with respect to, or which is reasonably likely to give rise to or result in, an acquisition proposal. If Seller, IEA Services or any of their respective affiliates or any of their respective representatives receives any inquiry or proposal with respect to an acquisition proposal, then IEA Services will promptly (and in no event later than 24 hours after Seller or IEA Services becomes aware of such inquiry or proposal) advise the Company orally and in writing of such inquiry or proposal (including the identity of the person making such inquiry or submitting such proposal, and the terms thereof) and will not respond to any such inquiry or proposal (except to advise such person that a prospective purchaser has been granted an exclusive right to negotiate concerning an acquisition of IEA Services, without identifying the Company or its affiliates). IEA Services represents and warrants to the Company that IEA and its respective affiliates are not party to or bound by any agreement relating to the sale of the equity interests of IEA Services or all or substantially all the assets of IEA other than non-disclosure agreements entered into prior to the date of the Merger Agreement with other prospective third parties.

  •
  On or before the Closing Date, except as set forth on the Schedules or as otherwise specified in the Merger Agreement, all liabilities and obligations between IEA, on the one hand, and Seller or its affiliates (other than IEA) on the other hand, will be terminated in full (without termination fees, penalties or similar amounts) as of the Closing and evidence thereof, in form and substance reasonably satisfactory to the Company will be provided to the Company. All liabilities, obligations and taxes payable as a result of such termination will be paid entirely by Seller.

  •
  Prior to the Closing, IEA Services will solicit a waiver from each "disqualified individual" who would otherwise be entitled to receive any payment or benefits that would constitute a "parachute payment" (in each case, within the meaning of Section 280G of the Code and the regulations promulgated thereunder) and submit to a stockholder vote the right of any such "disqualified individual" to receive such payments or benefits.

  •
  On or prior to the Closing Date, Seller will deliver to the Company a certificate of non-foreign status as set forth in Treasury Regulation Sections 1.1445-2.

  •
  Subject to the terms and conditions of the Merger Agreement, IEA Services will use reasonable best efforts to obtain the debt financing contemplated in the Debt Commitment Letter (the "Debt Financing") on a timely basis (taking into account the anticipated timing of the Closing) on terms and conditions not less favorable to IEA Services than those contained in the Debt

    Commitment Letter and the related fee letter (including any "market flex" provisions that are contained in the fee letter). IEA Services will keep the Company informed at all times and in reasonable detail of the status of its efforts to arrange the Debt Financing. IEA Services will give the Company prompt notice upon having knowledge of any material breach by any party of the Debt Commitment Letter or termination of the Debt Commitment Letter.

  •
  IEA Services will not, without the prior written consent of the Company, amend, modify, supplement or waive any provision of the Debt Commitment Letter or related fee letter to the extent such amendment, modification, supplement or waiver would (i) reduce the aggregate amount of the Debt Financing set forth in the Debt Commitment Letter or (ii) impose new or additional conditions, or otherwise amend or modify any of the conditions, to the receipt of the Debt Financing in a manner that would reasonably be expected to (A) make the funding of the Debt Financing (or the satisfaction of the conditions to obtaining the Debt Financing) less likely to occur or (B) materially delay the Closing.

  •
  If all or any portion of the Debt Financing becomes unavailable on the conditions set forth in the Debt Commitment Letter and the fee letter, IEA Services will use reasonable best efforts to obtain the Debt Financing or such portion of the Debt Financing from alternative sources provided that the terms of such Debt Financing are no less favorable than those contained in the Debt Commitment Letter.

  •
  At Closing, IEA Services will cause letters of credit to be issued under the replacement credit facility either in replacement of, or as back-to-back arrangements satisfactory to the issuer of, letters of credit issued under the existing credit facility.

  •
  Effective as of the Closing, Seller will transfer, for no further consideration, all of its right, title and interest in and to all of its assets as of immediately prior to the Closing used in the operation of the business of IEA, other than as specified in the Merger Agreement.

  •
  Within a reasonable period after the Closing, Seller will amend its organizational documents and take all other action necessary to change Seller's legal, registered, assumed, trade and "doing business as" name, as applicable, to a name or names not containing "INFRASTRUCTURE AND ENERGY ALTERNATIVES" and will provide the Company, at the Company's reasonable request and the Company's sole expense, any reasonable assistance necessary in changing its and any of its affiliates' names to contain "INFRASTRUCTURE AND ENERGY ALTERNATIVES" or a variation thereof.

  Covenants of the Company, Merger Sub I and Merger Sub II

        The Company, Merger Sub I and Merger Sub II made certain covenants under the Merger Agreement, including, among others, the following:

  •
  Subject to certain exceptions described in the Merger Agreement, each of the Company, Merger Sub I and Merger Sub II have agreed that during the period from the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, the Company, Merger Sub I and Merger Sub II (i) will conduct their respective business and operations in the ordinary course consistent with past practice in all material respects, (ii) will not take or omit to take any action that would result in a Buyer Material Adverse Effect and (iii) will not undertake any of the following actions without the prior written consent of Oaktree:

  •
  fail to maintain books of account and records consistent with past practice;

  •
  issue, sell or pledge, or authorize or propose the issuance, sale or pledge of (A) additional equity interests of any class of the Company (including the Common Stock and Series A

      Preferred Stock), Merger Sub I or Merger Sub II, or securities convertible into or exchangeable for any such equity interests, or any rights, warrants or options to acquire any such equity interests or other convertible securities of the Company, Merger Sub I or Merger Sub II or (B) any other securities in respect of, in lieu of, or in substitution for the equity interests of the Company (including the Common Stock and Series A Preferred Stock), Merger Sub I or Merger Sub II outstanding on the date of the Merger Agreement; provided, that so long as such issuance does not, and would reasonably be expected not to, prevent, delay or otherwise impair the consummation of the transactions contemplated by the Merger Agreement or the ancillary agreements, the Company will be entitled to issue Series A Preferred Stock and Common Stock, in each case at a price per share equal to the share issue price as determined pursuant to the Merger Agreement (which will be equal to or greater than the price at which Seller receives the Series A Preferred Stock and Common Stock issued to Seller at Closing) for aggregate cash proceeds not to exceed $75,000,000; provided, further, that, without the prior written consent of Seller, (w) the Company will not grant any governance rights to the purchaser of such Series A Preferred Stock (other than as set forth in the Certificate of Designations) or Common Stock (other than voting rights consistent in all respects with the voting rights of the holders of Common Stock as of the date of the Merger Agreement), (x) the Company will not issue such Series A Preferred Stock or Common Stock for any consideration other than cash, (y) the aggregate proceeds of any issuances of Series A Preferred Stock pursuant to the first proviso of this provision, together with the aggregate value of the Series A Preferred Stock to be issued to Seller at Closing (determined using the share issue price for the Series A Preferred Stock under the Merger Agreement) will not exceed $35,000,000, and (z) the Cash Consideration will be increased by an amount equal to the proceeds of any issuances of preferred stock of the Company and/or Common Stock pursuant to the first proviso of this provision up to $35,000,000 and the number of shares of Series A Preferred Stock to be issued to Seller at Closing will be correspondingly reduced (determined using the share issue price for the Series A Preferred Stock under the Merger Agreement);

    •
    redeem, repurchase or otherwise acquire any outstanding equity interests of the Company (other than any redemptions of Common Stock at the Closing in accordance with the Company's current certificate of incorporation and bylaws), Merger Sub I or Merger Sub II or declare, set aside or pay any dividend or any other distribution with respect to the equity interests of the Company, Merger Sub I or Merger Sub II;

    •
    effect any recapitalization, reclassification, stock dividend, stock split or like change in the capitalization of the Company, Merger Sub I or Merger Sub II;

    •
    adopt any amendment to the Company's organizational documents (other than the proposed certificate of incorporation or the amended and restated bylaws), the Investment Management Trust Account Agreement, dated July 7, 2016, between the Company and the Trustee, the Warrant Agreement or any of the organizational documents of Merger Sub I or Merger Sub II;

    •
    (A) incur any indebtedness other than pursuant to the replacement credit facility, (B) issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for the obligations of any person or entity, or (C) make any loans or advances to any person or entity except in the ordinary course of business consistent with past practice;

    •
    subject any of the Company's, Merger Sub I's or Merger Sub II's properties or assets to any encumbrance;

    •
    amend, become subject to, or terminate (except for any termination upon expiration in accordance with the terms of such material contract) any material contract of the Company;

    •
    (A) increase in any material manner the rate or terms of compensation or benefits of any of its directors, officers, or employees, (B) pay or agree to pay any material pension or retirement allowance or other employee benefit not contemplated by any existing employee benefit plan to any current or former director or officer, whether past or present, other than as required by law, or (C) enter into, adopt or materially amend any employment, bonus, severance or retirement contract with any officer or any employee or adopt any employee benefit plan, in each case other than as required by law;

    •
    directly or indirectly acquire any operating business or entity, by merger or consolidation, purchase of substantial assets or equity interests, or by any other manner, in a single transaction or a series of related transactions;

    •
    purchase any equity interests of any entity other than any redemptions of Common Stock at the Closing in accordance with the Company's current certificate of incorporation and bylaws;

    •
    adopt a plan of complete or partial liquidation, dissolution, merger, consolidation or other reorganization of the Company, Merger Sub I or Merger Sub II, or otherwise alter the Company's, Merger Sub I's or Merger Sub II's corporate structure;

    •
    engage in any new line of business;

    •
    except where otherwise required by applicable law, make or change any material tax election, file any material amended tax return, change any tax accounting period, or settle any material tax claim relating to the Company or any subsidiary of the Company;

    •
    take any action or make any election that would cause Merger Sub II to be treated as other than a disregarded entity of the Company;

    •
    commence, settle or compromise any action;

    •
    change the independent accountants of the Company or any of its subsidiaries or make any change in any method of accounting or auditing practice other than those required by applicable law or GAAP;

    •
    enter into any contract, agreement or transaction with an affiliate that would be binding after Closing;

    •
    undertake any operations or actions, except for operations or actions as are reasonable and appropriate in furtherance of the transactions contemplated by the Merger Agreement; or

    •
    agree in writing to take any of the foregoing actions.

  •
  Except in the ordinary course of business consistent with past practice, during the period from the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, neither the Company nor any of its affiliates will contact any of the employees, customers or suppliers of IEA, whether in person or by telephone, mail or other means of communication, with respect to the transactions contemplated under the Merger Agreement, IEA or its business without the specific authorization of Oaktree, as Seller's representative (which will not be unreasonably withheld, conditioned or delayed).

  •
  If any order is made by any governmental authority or any suit is threatened or instituted challenging any of the transactions contemplated by the Merger Agreement as violative of any antitrust law, each of the Company, Merger Sub I and Merger Sub II will, and will cause its affiliates to, take any and all such action (including agreeing to (x) hold separate, divest or license any of the businesses, product lines or assets of the Company, Merger Sub I, Merger Sub II or any of their respective affiliates (including, after the Closing Date, IEA), or any investment held directly or indirectly by IEA Services, or (y) any other limitations on the Company's freedom of action with respect to, or its ability to retain, IEA or any portion thereof or any of the Company's or its affiliates' other assets or businesses) as may be required (i) by the applicable governmental authority in order to resolve such objections as such governmental authority may have to such transactions under such antitrust law or (ii) by any domestic or foreign court or similar tribunal, in any action brought by any person, entity or governmental authority challenging the transactions contemplated by the Merger Agreement as violative of any antitrust law, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order that has the effect of delaying or preventing the consummation of the transactions contemplated by the Merger Agreement.

  •
  Each of the Company, Merger Sub I and Merger Sub II will not, and will not permit any of its affiliates to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or equity in, or otherwise make any investment in, or by any other manner, any entity or portion thereof, or otherwise acquire or agree to acquire or make any investment in any material assets.

  •
  The Company will prepare and file with the SEC, in preliminary form, a proxy statement in connection with the transactions contemplated by the Merger Agreement (together with the notice of meeting and any amendments thereof and supplements thereto, and any and all materials incorporated by reference therein) to be sent to the Company's stockholders relating to the Special Meeting. Prior to filing the proxy statement with the SEC, the Company will make drafts of the proxy statement and other documents to be filed with the SEC available to IEA Services and Oaktree and provide IEA Services and Oaktree with a reasonable opportunity to comment on such documents and consider such comments in good faith. The Company will not provide any such documents to the SEC without the prior written consent of IEA Services or Oaktree, as Seller's representative (such consent not to be unreasonably withheld, conditioned or delayed). The Company will promptly transmit to its stockholders any amendments or supplements to the proxy statement.

  •
  The Company will make all necessary filings with respect to the transactions contemplated under the Merger Agreement (including the Business Combination), including all applicable "blue sky" laws and any rules or regulations thereunder.

  •
  The Company will, as promptly as practicable, establish a record date and hold a meeting of stockholders for the purpose of obtaining the required vote of the Company's stockholders to approve and adopt the Merger Agreement, the ancillary agreements, the consummation of the Mergers, the issuance of the Series A Preferred Stock and Common Stock and the other transactions contemplated thereby (the "Company Stockholder Approval") and will use its reasonable best efforts to obtain the Company Stockholder Approval. The Company's board of directors will recommend to its stockholders that they vote in favor of the Merger Agreement, the ancillary agreements, the consummation of the Mergers, the issuance of the Series A Preferred Stock and Common Stock and the other transactions contemplated thereby and will not change, withdraw, withhold, qualify or modify such recommendation, other than in certain limited circumstances.

  •
  During the period from the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, none of the Company, Merger Sub I or Merger Sub II will take, nor will they permit any of their respective affiliates or representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence or continue due diligence with respect to, any person or entity concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any business combination other than with IEA Services, Seller and their respective affiliates and representatives. Each of the Company, Merger Sub I and Merger Sub II will, and each will cause its respective affiliates and representatives to, immediately cease any and all existing discussions or negotiations with any person or entity conducted prior to the date of the Merger Agreement with respect to, or which is reasonably likely to give rise to or result in, a business combination proposal. If the Company, Merger Sub I, Merger Sub II or any of their respective affiliates or any of their respective representatives receives any inquiry or proposal with respect to a business combination proposal, then the Company, Merger Sub I and Merger Sub II will promptly (and in no event later than 24 hours after the Company, Merger Sub I or Merger Sub II becomes aware of such inquiry or proposal) advise Oaktree orally and in writing of such inquiry or proposal (including the identity of the person or entity making such inquiry or submitting such proposal, and the terms thereof) and will not respond to any such inquiry or proposal.

  •
  The Company will use reasonable best efforts to (a) cause the Common Stock issued to Seller at the Closing and the Earn-Out Shares, if any, to be approved for listing on and tradable over the NASDAQ, and (b) remain listed as a public company on the NASDAQ from and after the date of the Merger Agreement until the date that is 24 months following the issuance of the Earn-out Shares, if any, issued in respect of the IEA EBITDA for the 2019 fiscal year. From and after the Closing, the Company will be listed on NASDAQ as "IEA".

  •
  During the period from the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, the Company will (a) take all actions necessary to continue to qualify as an "emerging growth company" within the meaning of the JOBS Act and (b) not take any action that would cause the Company to not qualify as an "emerging growth company" within the meaning of the JOBS Act.

  •
  Upon satisfaction or waiver of the conditions to Closing and upon notice to the Trustee, the Company will cause the Trustee to (a) pay all amounts due and payable to stockholders of the Company whose Common Stock is required to be redeemed in accordance with its current certificate of incorporation and bylaws and (b) immediately thereafter, pay all remaining amounts then available in the Trust Account in accordance with the Merger Agreement and the Trust Agreement, after which the Trust Account will be terminated.

  •
  For a period of six years after the Closing Date, the Company will not (and will not permit IEA to) amend, repeal or modify any provision in their respective organizational documents, indemnification agreements, minutes of any meetings of the boards of directors, or any committee of the boards of directors or equivalent governing bodies, or otherwise in effect immediately prior to the Closing relating to rights to indemnification, advancement of expenses and exculpation from liability for acts or omissions occurring on or prior to the Closing Date existing in favor of the current or former directors, officers or employees of IEA and the fiduciaries of any benefit plan (collectively the "Indemnified Parties") in a manner that would adversely affect such rights to indemnification, advancement of expenses and exculpation of any such Indemnified Parties (unless required by law), it being the intent of the parties that the Indemnified Parties will continue to be entitled to such rights to indemnification, advancement of expenses and exculpation to the fullest extent of the law to the extent provided in IEA's organizational documents, indemnification agreements, minutes of any meetings of the boards of directors, or any committee of the boards of directors or equivalent governing bodies, or otherwise in effect immediately prior to the Closing. The post-combination company or the applicable subsidiary of the post-combination company also acknowledges that it is the indemnitor of first resort and will be required to advance the full amount of expenses incurred by any Indemnified Parties and will be liable for the full indemnifiable amounts, without regard to any rights such Indemnified Parties may have against any other person or entity.

    •
    On the Closing Date, the post-combination company will pay for a non-cancelable run-off insurance policy for a period of six years after the Closing Date to provide insurance coverage of not less than the existing coverage for events, acts or omissions occurring on or prior to the Closing Date for all persons who were directors, managers or officers of IEA or fiduciaries of IEA Services' benefit plans on or prior to the Closing Date, which policy will (a) contain terms and conditions no less favorable to the insured persons than the directors', managers' or officers' liability coverage presently maintained by Seller and H.B. White Canada Corp. and (b) be purchased from an insurance broker reasonably satisfactory to Seller.

    •
    The Company covenants and agrees that the representation and warranty insurance policy to be obtained in connection with the transactions contemplated by the Merger Agreement will include a waiver of subrogation claims (other than in the case of fraud) for the benefit of Seller, its related parties and Oaktree, as Seller's representative.

    •
    The Company will cause the existing registration rights agreement of the Company to be amended and restated as of the Closing on the terms set forth in the relevant exhibit to the Merger Agreement and otherwise in form and substance reasonably satisfactory to the Company and Oaktree, as Seller's representative.

    •
    Before the Closing Date, the Company will cause to be formed a wholly owned subsidiary and will cause this subsidiary to own directly all of the equity interests in Merger Sub I and Merger Sub II. Moreover, the Company will cause the subsidiary to be, as of immediately following the Mergers, (a) a wholly owned subsidiary of the Company and (b) as a result of the Mergers, the sole direct owner of all of the equity interests of the post-combination company.

    •
    On the Closing Date, the Company will deliver or cause to be delivered to Seller the resignations of the directors of the Company that are not continuing on the board of directors of the Company following the Closing in accordance with the Investor Rights Agreement and the board of directors of the Company will vote to expand the size of the board of directors and fill the vacancies of each class with such persons as are designated to such class in the Investor Rights Agreement.

  Mutual Covenants

  •
  Each of the parties will cooperate in matters regarding the publicity of the Business Combination and will remain subject to certain continuing obligations of confidentiality with regard to the Merger Agreement and the transactions contemplated thereby.

  •
  Each of the parties will, if required by applicable law, file or supply, or cause to be filed or supplied, in connection with the transactions contemplated by the Merger Agreement, all notifications (or, if required by the relevant governmental authorities, drafts thereof) required to be filed or supplied pursuant to the antitrust laws (including the HSR Act, in connection with which the parties will seek early termination of the waiting period in respect thereof) by the earlier of (i) fifteen business days following the date on which the Company files with the SEC, this proxy statement in preliminary form and (ii) December 29, 2017, and all such filings will not be withdrawn or otherwise rescinded without the prior written consent of all parties. The Company and Seller will each pay and will be responsible for the payment of 50% of all filing fees and other charges for any filings under the antitrust laws; provided, that, immediately following the Closing, IEA Services will reimburse each of the Company and Seller for such fees and other charges.

  •
  Subject to the terms and conditions contained in the Merger Agreement, each of the parties, as promptly as practicable, will make, or cause to be made, all other filings and submissions under laws applicable to it, or to its subsidiaries and affiliates, as may be required for it to consummate the transactions contemplated therein and will use its reasonable best efforts to obtain, or cause to be obtained, all other authorizations, approvals, consents and waivers from all persons and entities (including any parties to material contracts) and governmental authorities necessary to be obtained by it, or its subsidiaries or affiliates, in order for it to consummate such transactions.

  •
  From the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, each of the parties will execute such documents and perform such further acts as may be reasonably required to carry out the provisions thereof and the actions contemplated thereby. Each party will, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated by the Merger Agreement, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the transactions contemplated by the Merger Agreement.

  •
  Notwithstanding anything to the contrary in the Merger Agreement, subject to terms and conditions contained in the Merger Agreement, each of the parties will take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to obtain the irrevocable and unconditional release as of the Closing of Seller and the applicable affiliates of Seller from the guarantee, indemnity and other obligations in connection with that certain General Indemnity Agreement made in favor of Arch Reinsurance Company by Seller, IEA Services, White Construction, Inc. and H.B. White Canada Corp., dated as of September 26, 2013, and that certain General Indemnity Agreement made in favor of Arch Reinsurance Company by Seller, IEA, RMT, Inc., IEA Management Services, Inc. and IEA Equipment Services, Inc., dated as of September 26, 2013, as amended; provided, that in connection therewith, Seller and its affiliates will not be obligated to pay any consideration, commence or threaten to commence any litigation, grant any accommodation or undertake any obligations to any third party. From and after Closing, the Company and IEA will indemnify and hold harmless Seller and its affiliates and all of their owners, representatives, successors and assigns from and against any and all losses incurred or suffered by any such person resulting from, arising out of or relating or attributable to claims on account of the guarantee, indemnity and other obligations under the agreements set forth in the preceding sentence.

  •
  Prior to the date that is eighteen months following the Closing Date, each of the parties to the Merger Agreement will take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to obtain the irrevocable and unconditional release as of such date of Seller and the applicable affiliates of Seller from the guarantee, indemnity and other obligations under the Agreement of Indemnity, by and among Seller, IEA Services, IEA Renewable Energy, Inc., IEA Management Services, Inc. and IEA Equipment Management Inc., in favor of Westchester Fire Insurance Company, dated as of March 14, 2013, as amended, pursuant to the terms and conditions contained in the Merger Agreement (the "Westchester Indemnity"). From and after the Closing Date until eighteen months following the Closing Date, IEA Services will pay, or will cause to be paid, to Oaktree Power Opportunities Fund III, L.P. and Oaktree Power Opportunities Fund III (Parallel), L.P, a fee equal to 3% per annum of the amounts subject to the guarantee, indemnity and other obligations under the Westchester Indemnity. From and after the Closing Date, the Company and IEA will indemnify and hold harmless Seller and its affiliates and all their owners, representatives, successors and assigns from and against all losses incurred or suffered by such person resulting from, arising out of or relating or attributable to claims on account of the Westchester Indemnity.

  •
  As promptly as practicable following the Closing, unless otherwise waived in writing by Seller, each of the parties to the Merger Agreement will, and will cause its respective affiliates (but not including Sponsors or any other affiliates of the Company other than the Company and its subsidiaries) to, use commercially reasonable efforts to, take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to obtain the irrevocable and unconditional release of Seller and the applicable affiliates of Seller from the guarantee, indemnity and other obligations as specified on the Schedules. From and after the Closing, the Company and IEA will indemnify and hold harmless Seller and its affiliates and all of their owners, representatives, successors and assigns from and against all losses incurred or suffered by such person resulting from, arising out of or relating or attributable to claims on account of these affiliate guarantees, indemnities and other obligations.

  •
  Each of the parties to the Merger Agreement agrees to (i) waive certain conflicts regarding legal representation, (ii) allow the other reasonable access to information regarding IEA; and (iii) take certain actions with respect to tax matters, in each case subject to the terms and conditions contained in the Merger Agreement.

Survival of Representations and Warranties; Indemnification

        None of the representations, warranties, covenants or agreements in the Merger Agreement or in any instrument delivered pursuant to the Merger Agreement will survive the Closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto will terminate at the Closing. Notwithstanding the foregoing, nothing in the Merger Agreement to the contrary will limit (a) the survival of any covenant or agreement of the parties which by its terms is required to be performed or complied with in whole or in part after the Closing, which covenants and agreements will survive the Closing in accordance with their respective terms or (b) any claim with respect to fraud in the making of the representations and warranties as specified in the Merger Agreement. This provision will not limit or prohibit the rights of the Company to pursue recoveries under any representation and warranty insurance policy.

Termination

        The Merger Agreement may be terminated as follows:

  1.
  by the mutual written consent of the Company and Oaktree, as Seller's representative;

  2.
  by either the Company or Oaktree, as Seller's representative, upon written notice to the other, if the Closing shall not have occurred on or before the Termination Date; provided, however, that this particular right to terminate the Merger Agreement will not be available to any party if such party is in material breach of any of its representations, warranties, covenants or other agreements contained in the Merger Agreement at the time of such termination and such breach will have been the primary cause of the failure of the Closing to occur;

  3.
  by the Company, upon written notice to Oaktree, as Seller's representative, if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of IEA Services or Seller contained in the Merger Agreement (with certain exceptions as specified in the Merger Agreement), which violation, breach or inaccuracy would cause certain closing conditions not to be satisfied, and such violation, breach or inaccuracy has not been waived by the Company or cured by IEA Services or Seller, as applicable, within 30 days after receipt by Oaktree of written notice thereof from the Company or is not reasonably capable of being cured on or prior to the Termination Date; provided, that the

    Company shall not have this particular right to terminate the Merger Agreement if the Company, Merger Sub I or Merger Sub II is then in material breach of its representations, warranties, covenants or agreements under the Merger Agreement so as to cause certain closing conditions not to be satisfied;

  4.
  by Oaktree, as Seller's representative, upon written notice to the Company, if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Company, Merger Sub I or Merger Sub II contained in the Merger Agreement, which violation, breach or inaccuracy would cause certain closing conditions not to be satisfied, and such violation, breach or inaccuracy has not been waived by Oaktree or cured by the Company, Merger Sub I or Merger Sub II as applicable, within 30 days after receipt by the Company, Merger Sub I or Merger Sub II, as applicable, of written notice thereof from Oaktree or is not reasonably capable of being cured on or prior to the Termination Date; provided, that Oaktree shall not have this particular right to terminate the Merger Agreement if Seller or IEA Services is in material breach of its representations, warranties, covenants or agreements under the Merger Agreement so as to cause certain closing conditions not to be satisfied;

  5.
  by either the Company or Oaktree, as Seller's representative, upon written notice to the other, if (i) a court of competent jurisdiction or other governmental authority in the United States of America shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated under the Merger Agreement and such order or action shall have become final and nonappealable, or (ii) a court of competent jurisdiction or other governmental authority not in the United States of America shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated under the Merger Agreement and such order or action shall have become final and nonappealable and would have a Material Adverse Effect after giving effect to the transactions contemplated by the Merger Agreement;

  6.
  by the Company, upon written notice to Oaktree, as Seller's representative, if (i) the Closing has not occurred on or prior to February 8, 2018 and IEA Services has not delivered certain required information of IEA under the terms and conditions contained in the Merger Agreement by March 15, 2018 or (ii) when delivered, the consolidated financial statements of Seller and its subsidiaries as of and for the year ended December 31, 2016 audited in accordance with the standards of the PCAOB (the "PCAOB 2016 Audited Financial Statements") or the unaudited consolidated financial statements of Seller and its subsidiaries as of and for the nine month period ended September 30, 2017 reviewed by Seller's independent auditor in accordance with PCAOB Auditing Standard 4105 (the "Reviewed Interim Financial Statements") result in a calculation of IEA EBITDA for either the period ended December 31, 2016 (consistent with the calculation of adjusted EBITDA set forth on the Schedules), or the nine-month period ended September 30, 2017 (calculated consistent with the calculation of pro forma adjusted EBITDA set forth on the Schedules) that is lower than the applicable EBITDA threshold set forth in the Merger Agreement for the twelve-month period ended December 31, 2016, or the nine-month period ended September 30, 2017, as applicable; provided that the Company's right to terminate the Merger Agreement pursuant to this particular clause will terminate at 11:59 p.m. on the fifth business day following delivery of the PCAOB 2016 Audited Financial Statements or the Reviewed Interim Financial Statements, as applicable, unless the Company delivers a notice of termination to Oaktree on or prior to such time; or

  7.
  by Oaktree, as Seller's representative, upon written notice to the Company, if (i) the Company Stockholder Approval is not obtained at the Special Meeting (or any adjournment thereof permitted under the Merger Agreement) or (ii) within three business days after the date the

    Company has finally determined the amount of redemptions required by the holders of the Company's Common Stock, if such redemptions result in Available Cash as of immediately prior to the Closing being less than $100,000,000; provided that, if not so terminated by Oaktree within three business days, then Oaktree's right to terminate in accordance with this item 7 will be irrevocably waived.

Expense Reimbursement

        In the event the Merger Agreement is terminated:

  •
  by Oaktree, as Seller's representative, under either item 4 or item 7 of the termination provisions described above, in any case at a time when each of (A) (x) the conditions to Closing set forth in the Debt Commitment Letter have been or would be capable of being satisfied and IEA Services has not failed to deliver the confirmatory field audit to the lead arrangers, or (y) the Company determines in good faith that a replacement credit facility is available on terms no less favorable than those contained in the Debt Commitment Letter with commitments of not less than $85,000,000 and with amounts available to be drawn at the Closing sufficient to pay the Transaction Expenses and any Working Capital Overage and (B) the Merger Agreement was not terminable by the Company pursuant to item 6 of the termination provisions described above; or

  •
  by either Oaktree, as Seller's representative, or the Company under either item 2 or item 5 of the termination provisions described above at a time when the Merger Agreement could have been terminated by Oaktree under item 4 or item 7 of the termination provisions described above (in the case of item 7, regardless of whether Oaktree actually terminated within the three business day period set forth therein) and in either case at a time when each of (A) (x) the conditions to Closing set forth in the Debt Commitment Letter have been or would be capable of being satisfied and IEA Services has not failed to deliver the confirmatory field audit to the lead arrangers, or (y) the Company determines in good faith that a replacement credit facility is available on terms no less favorable than those contained in the Debt Commitment Letter with commitments of not less than $85,000,000 with amounts available to be drawn at Closing sufficient to pay the Transaction Expenses and any Working Capital Overage and (B) the Merger Agreement was not terminable by the Company pursuant to item 6 of the termination provisions described above, then within three business days after such termination, the Company will pay to IEA Services an amount equal to the lesser of (x) the out of pocket expenses incurred by IEA and Seller in connection with the Merger Agreement and ancillary agreements and (y) $333,333; provided that if the Company or its subsidiaries do not have sufficient cash or cash equivalents outside of the Trust Account to pay such amount, the Company will pay all of the cash and cash equivalents available to the Company and its subsidiaries outside the Trust Account to IEA Services and the Sponsors will transfer to IEA Services a number of Founder Shares with a value (valued at $10.00 per share) equal to $500,000 less the amount of cash paid by the Company.

        In the event the Merger Agreement is terminated by the Company under clause (ii) of item 6 of the termination provisions described above, then within three business days after the consummation of a business combination (other than the Business Combination contemplated by the Merger Agreement), the Company will pay to IEA Services an amount equal to $150,000; provided that if the Company or its subsidiaries do not have sufficient cash or cash equivalents outside of the Trust Account to pay such amount, the Company will pay all of the cash and cash equivalents available to the Company and subsidiaries outside the Trust Account to IEA Services and the Sponsors will transfer to IEA Services a number of Founder Shares with a value (valued at $10.00 per share) equal to $200,000 less the amount of cash paid by the Company.

Amendments

        Except as otherwise provided in the Merger Agreement, the Merger Agreement may only be amended by an instrument in writing signed on behalf of each of the parties thereto.

Related Agreements

        This section describes the material provisions of certain additional agreements to be entered into pursuant to the Merger Agreement, which we refer to as the "Related Agreements," but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements. A form of the Incentive Plan is attached hereto as Annex C, a form of the Certificate of Designation is attached hereto as Exhibit C to Annex B, a form of the Founder Shares Amendment Agreement is attached hereto as Exhibit E to Annex A, a form of the Investor Rights Agreement is attached hereto as Exhibit A to Annex A, the key terms of the Registration Rights Agreement are attached hereto as Exhibit I to Annex A and a form of the Voting Agreement is attached hereto as Annex D. Stockholders and other interested parties are urged to read such Related Agreements in their entirety prior to voting on the proposals presented at the Special Meeting.

Certificate of Designation

        The Company's board of directors will approve and adopt the Certificate of Designation, pursuant to which the designations, powers, and preferences as well as the relative, participating, optional and other special rights of the Series A Preferred Stock and any qualifications, limitations and restrictions thereof will be established. The rights of the holders of the Series A Preferred Stock include, among others, the receipt of dividends payable in cash on a quarterly basis and which accrue on the Series A Preferred stock on a daily basis at a rate that is (a) 6% per annum during the period from the Closing until the date that is 18 months from the Closing and (b) 10% per annum during the period from and after the 18 month anniversary of Closing; provided that this dividend rate will increase by 2% per annum in the event of a non-payment of dividends when due, a failure to redeem the Series A Preferred Stock when required pursuant to the terms of the Certificate of Designation or other material default under the Certificate of Designation (each, an "Event of Default"). Pursuant to the terms and conditions of the Certificate of Designation, all or some of the shares of Series A Preferred Stock will be redeemed by the Company at a price per share equal to the stated value of such share of Series A Preferred Stock plus any accrued but unpaid dividends upon (i) an event which constitutes a change of control, (ii) a qualifying sale of equity or (iii) a significant disposition of assets or businesses of the Company outside the ordinary course of business, in each case as further described in the Certificate of Designation.

        The holders of Series A Preferred Stock may elect to cause the Company to convert the Series A Preferred Stock to Common Stock (x) at any time on or after the third anniversary of Closing or (y) at any time on or after an Event of Default until such Event of Default is cured by the Company. The conversion rate will be based on the volume-weighted average price per share of Common Stock for the 30 consecutive trading days ended on the trading day immediately prior to the date of conversion. However, if an Event of Default has not been cured, the applicable conversion rate will be 90% multiplied by the volume-weighted average price per share of Common Stock for the 30 consecutive trading days ended on the trading day immediately prior to the date of conversion. In addition, the holders of the Series A Preferred Stock will not have any preemptive rights or voting rights of stockholders. Subject to certain exceptions, while any Series A Preferred Stock is outstanding, (a) no dividends to or redemptions of any shares that rank junior to the Series A Preferred Stock may be made by the Company and (b) no dividends to or redemptions of any shares that rank pari passu with the Series A Preferred Stock may be made by the Company, unless such dividends or redemptions are made proportionately with the Series A Preferred Stock. Subject to certain exceptions, among other actions, the authorization or issuance by the Company of any shares that rank senior to or pari passu with the Series A Preferred Stock and the incurrence of certain indebtedness by the Company will require the consent of Oaktree, in its capacity as the representative of the holders of Series A Preferred Stock. The holders of the Series A Preferred Stock may transfer such Series A Preferred Stock to any person or entity other than a competitor of the Company as defined in the Certificate of Designation. For more information, please see the section entitled "Description of Securities."

Founder Shares Amendment Agreement

        At Closing, the Sponsors and two of our directors, who collectively hold all of the outstanding Founder Shares, will enter into a Founder Shares Amendment Agreement, pursuant to which they will agree that an aggregate of 1,874,999 shares of Common Stock (representing approximately 50% of the outstanding Founder Shares) will be subject to vesting (the "Unvested Founder Shares"), half of which will vest on the first day upon which the Closing sale price of the Common Stock on NASDAQ has equaled or exceeded $12.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading day period in a 30 consecutive day trading period and the other half of which will vest on the first day upon which the closing sale price of the Common Stock on NASDAQ has equaled or exceeded $14.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading day period in a 30 consecutive day trading period. Prior to vesting, the Unvested Founder Shares may not be transferred other than to certain permitted transferees but such Unvested Founder Shares will continue to be beneficially owned by such persons for all purposes, including voting; provided that any dividends paid on Unvested Founder Shares shall be withheld until such time as such Unvested Founder Shares vest and will be forfeited in the event the Unvested Founder Shares are forfeited. On or prior to the tenth anniversary of the Closing, vesting of such Unvested Founder Shares will accelerate upon specified events, including a change of control or liquidation of the Company that results in all of the Company's stockholders having the right to exchange their Common Stock for consideration in cash, securities or other property which equals or exceeds $10.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like). Unvested Founder Shares that have not vested on or prior to the tenth anniversary of the Closing Date will be forfeited.

Investor Rights Agreement

        At Closing, the Company will enter into an Investor Rights Agreement with the Sponsors (and any affiliated transferees of the Sponsors' Common Stock or warrants who become party to the Investor Rights Agreement), on the one hand, and with the Selling Stockholders and Oaktree, in its capacity as the representative of the Selling Stockholders, on the other hand. Pursuant to the Investor Rights Agreement, Seller and any affiliated transferees thereof grant to Oaktree a power of attorney to vote such person's Common Stock and to act on such person's behalf under the Investor Rights Agreement.

  Consent Rights

        The Company (1) will agree with Oaktree and Seller that, for so long as Oaktree and the Selling Stockholders, directly or indirectly, beneficially own at least fifty percent (50%) of the Common Stock beneficially owned by Seller as of the Closing Date (the "Seller Higher Condition"), and (2) will agree with the Sponsors and their affiliated transferees (including Mohsin Y. Meghji, any employee of M-III Partners, LP on the Closing Date and any member of the Board immediately prior to the Closing Date, the "Sponsor Affiliated Transferees"), that for so long as the Sponsors and the Sponsor Affiliated Transferees, directly or indirectly, beneficially own at least fifty percent (50%) of the Common Stock (including Unvested Founder Shares) beneficially owned by the Sponsors and their affiliates as of the

Closing Date, without the prior written approval of Oaktree or the Sponsors, as applicable, the Company and its subsidiaries will not:

  •
  enter into, waive, amend or otherwise modify the terms of any transaction or agreement between the Company or any of its subsidiaries, on the one hand, and (a) the Sponsors or their affiliates or any affiliate of the Company, on the other hand (in the case of Oaktree) other than the exercise of any rights under certain existing agreements (without giving effect to any subsequent amendments) or (b) certain Selling Stockholders, Oaktree or their affiliates, on the other hand (in the case of the Sponsors) other than (i) transactions and agreements between the Company or any of its subsidiaries and affiliates of Oaktree who are engaged on an arm's-length basis to provide goods or services on construction projects undertaken by the Company or any of its subsidiaries for customers to the extent that such goods and services, in the reasonable judgment of the Company, could not be obtained from an unaffiliated third party at materially lower prices while maintaining at least the same quality, and (ii) the exercise of any rights under certain existing agreements (without giving effect to any subsequent amendments);

  •
  hire or remove the Chief Executive Officer or any other executive officer of the Company or its subsidiaries; or

  •
  except as contemplated by the Investor Rights Agreement, increase or decrease the size of the Board.

  Composition of the Initial Board

        The Company will agree with the Sponsors and the Company will agree with Oaktree that the Company will take all reasonable actions within its control to cause the Board following the Closing Date to be comprised of seven directors, who shall be divided into three (3) classes of directors in accordance with the terms of the proposed certificate of incorporation. As of the Closing Date, the seven (7) directors will be divided into three (3) classes as follows (such persons, the "Initial Designees"):

  (i)
  the Class I directors will include John Paul Roehm (during such time as he serves as Chief Executive Officer of the Company), and an independent director mutually agreed upon by the Sponsors and Oaktree, in each case, whose term shall expire at the Annual Meeting of Stockholders held in 2019;

  (ii)
  the Class II directors shall include one director selected by the Sponsors, who shall be a Sponsor Designee (as defined below), one director selected by Oaktree who shall be an Oaktree Designee (as defined below) and an independent director mutually agreed upon by the Sponsors and Oaktree, in each case, whose term shall expire at the Annual Meeting of Stockholders held in 2020; and

  (iii)
  the Class III directors shall include Mohsin Meghji, who shall be a Sponsor Designee, and Ian Schapiro, who shall be an Oaktree Designee, in each case, whose term shall expire at the Annual Meeting of Stockholders held in 2021.

        The Company will agree with the Sponsors and the Company will agree with Oaktree that the Company will not, so long as either (i) the Sponsors and Oaktree, as applicable, are entitled to designate at least one designee or (ii) the Sponsors or Oaktree, as applicable, have an Initial Designee who is serving such person's initial term, without the Sponsors' consent or Oaktree's consent, as applicable, amend its certificate of incorporation or bylaws, pass any resolution or take any action with the effect of de-staggering the Board, providing for a voting standard in the election of directors other than plurality voting or providing for the establishment of any classes of directors inconsistent with the Investor Rights Agreement.

        Each of the Sponsors and the Sponsor Affiliated Transferees will agree with the Company, and Oaktree and each of the Selling Stockholders will agree with the Company, that such party will not take any action in their capacities as stockholders (including voting their Common Stock, granting proxies, providing written consents or proposing any stockholder proposal), to amend the Company's certificate of incorporation or bylaws or take any action with the effect of de-staggering the Board, providing for a voting standard in the election of directors other than plurality voting or providing for the establishment of any classes of directors inconsistent with the Investor Rights Agreement.

  Nominees

        The Company will agree with Oaktree that Oaktree will have the right to nominate the number of persons for election to the Board and the Company shall take all reasonable actions within its control to cause to be nominated for election to the Board, and to cause to continue in office, at any given time, unless waived by Oaktree, a number of individuals designated by Oaktree (each, an "Oaktree Designee") equal to:

  •
  for so long as the Seller Higher Condition is satisfied, two directors (together with any additional designees, as described below); and

  •
  for so long as the Seller Higher Condition is not satisfied but the Selling Stockholders, directly or indirectly, beneficially own at least twenty-five percent (25%) of the Common Stock beneficially owned by Seller as of the Closing Date (the "Seller Minimum Condition"), one director. No reduction in the beneficial ownership of Oaktree will shorten the term of any Oaktree Designee during the applicable initial term and any such Oaktree Designee will in any event be entitled to serve the remainder of such Oaktree Designee's initial term.

        The Company will agree with the Sponsors that the Sponsors will have the right to nominate for election to the Board the number of individuals set forth below and the Company will take all reasonable actions within its control to cause to be nominated for election to the Board, and to cause to continue in office, at any given time, unless waived by the Sponsors, a number of individuals designated by the Sponsors (each, a "Sponsor Designee") equal to:

  •
  for so long as the Sponsor Higher Condition is satisfied, two directors (together with any additional designees, as described below); and

  •
  for so long as either (A) the Sponsor Higher Condition is not satisfied but the Sponsors, together with the Sponsor Affiliated Transferees, directly or indirectly, beneficially own at least twenty-five percent (25%) of the Common Stock (including Unvested Founder Shares) held by the Sponsors and their affiliates as of the Closing Date (the "Sponsor Minimum Condition") or (B) if (x) the Sponsor Minimum Condition is not satisfied and (y) all of the Unvested Founder Shares have not fully vested or expired without vesting, one director. No reduction in the beneficial ownership of the Sponsors will shorten the term of any Sponsor Designee during the applicable initial term and any such Sponsor Designee shall in any event be entitled to serve the remainder of such Sponsor Designee's initial term.

        The Company will agree with the Sponsors and the Company will agree with Oaktree that the Board will include not less than three directors who qualify as independent directors pursuant to applicable SEC guidance and the rules of the applicable stock exchange. If at any time, the Board does not include three directors who qualify as independent directors pursuant to applicable SEC guidance and the rules of the applicable stock exchange, the size of the Board will be expanded so as to permit the appointment of the required independent designees and such vacancies will be filled as described below.

        The Company will agree with the Sponsors and the Company will agree with Oaktree that, for so long as he serves as the Chief Executive Officer of the Company, John Paul Roehm shall be included as a member of the Board; provided that John Paul Roehm shall cease to be included as a member of the Board immediately upon his ceasing to serve as Chief Executive Officer of the Company (with it being understood that the Board may, in its sole discretion, elect to nominate John Paul Roehm to serve as his successor to the extent permissible under the bylaws of the Company then in effect).

  Chairman

        The Company will agree with the Sponsors that, (i) during his initial term, for so long as the Sponsors or any of the Sponsor Affiliated Transferees, directly or indirectly beneficially owns any Common Stock, and (ii) thereafter, for so long as the Sponsors have the right to designate any Sponsor Designees, Mohsin Y. Meghji will be the Chairman of the Board; provided that Mohsin Y. Meghji will cease to be the Chairman of the Board immediately after the period described in the foregoing clauses (i) or (ii), as applicable (with it being understood that the Board may, in its sole discretion, elect to nominate Mohsin Y. Meghji to serve as his successor to the extent permissible under the bylaws of the Company then in effect).

  Additional Designation Rights

        The Company will agree with the Sponsors and the Company will agree with Oaktree that, in the event (i) the number of directors on the Board is increased (subject to the consent rights described above) or (ii) the Selling Stockholders' or Sponsors' and the Sponsor Affiliated Transferees', as applicable, aggregate direct or indirect beneficial ownership of Common Stock is increased after the Closing Date, the number of directors Oaktree or the Sponsors, as applicable, is entitled to designate shall be increased (but not decreased) proportionally so that the percentage of directors Oaktree or the Sponsors, as applicable, is entitled to designate is proportional to the direct or indirect beneficial ownership of the Selling Stockholders or the Sponsor and the Sponsor Affiliated Transferees, as applicable (for such purposes, rounding up to the next whole director); provided that, in no event, will either Oaktree or the Sponsors be entitled to nominate a majority of the Board unless the Selling Stockholders' or the Sponsors' and the Sponsor Affiliated Transferees', as applicable, direct and indirect beneficial ownership constitutes a majority of the outstanding voting securities of the Company. Any additional nominees to which such persons are entitled must qualify as independent directors pursuant to applicable SEC guidance and the rules of the applicable stock exchange to the extent necessary for the Company to comply with such rules and regulations.

        For so long as the Seller Minimum Condition is satisfied, each Sponsor Designee will require the approval of Oaktree unless such nominee is an investment professional and a bona fide officer or employee of one of the Sponsors or their respective managing members, general partners or management companies, and, for so long as the Sponsor Minimum Condition is satisfied, each Oaktree Designee will require the approval of the Sponsors, unless such nominee is an investment professional and an officer or employee of Oaktree Capital.

  Vacancies; Resignation; Removal

        In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal of any director who was an Oaktree Designee or Sponsor Designee, the Company will agree to take at any time and from time to time all actions necessary to cause the vacancy created thereby to be filled as promptly as practicable by a new Oaktree Designee or Sponsor Designee, as applicable (with respect to the applicable initial term only, regardless of Oaktree's or the Sponsors' beneficial ownership of the Common Stock at the time of such vacancy).

        Unless waived by a majority of the Board excluding the Oaktree Designees (in the case of removal of an Oaktree Designee) or the Sponsor Designees (in the case of removal of a Sponsor Designee), as applicable, if the number of directors entitled to be designated as Oaktree Designees or Sponsor

Designees, as applicable, decreases, the stockholders party to the Investor Rights Agreement shall take reasonable actions to cause a sufficient number of Oaktree Designees or Sponsor Designees, as applicable, to resign from the Board as promptly as possible, such that the number of Oaktree Designees or Sponsor Designees, as applicable, after such resignation(s) equals the number of directors Oaktree or the Sponsors, as applicable, would have been entitled to designate under the terms of the Investor Rights Agreement. Any vacancies created by such resignation may remain vacant until the next annual meeting of stockholders or filled by a majority vote of the remaining Board in accordance with the certificate of incorporation. Notwithstanding the foregoing, such Oaktree Designee(s) or Sponsor Designee(s), as applicable, need not resign from the Board at or prior to the end of such director's term if such director is an Initial Designee and has not yet completed such director's initial term.

  Committees

        The Company will agree with Oaktree that it will take all reasonable actions to cause to be appointed to any committee of the Board, unless waived by Oaktree, at least one Oaktree Designee (if any), to the extent such director is permitted to serve on such committees under applicable SEC guidance and the rules of any applicable stock exchange and for so long as the Seller Higher Condition is satisfied.

        The Company will agree with the Sponsors that it will take all reasonable actions to cause to be appointed to any committee of the Board, unless waived by the Sponsors, at least one Sponsor Designee (if any), to the extent such director is permitted to serve on such committees under applicable SEC guidance and the rules of any applicable stock exchange, until such time as the Unvested Founder Shares have fully vested or expired without vesting, in each case pursuant to the Founder Shares Amendment Agreement, whichever is earlier.

        The Company will agree with Oaktree and the Company will agree with the Sponsors that during the period from the Closing Date until December 31, 2019, the Company will establish and maintain an investment committee of the Board (the "Investment Committee"), the approval of which shall be required for the Company to purchase, rent, license, exchange or otherwise acquire any assets (including securities). The Investment Committee will consist of three Directors, including (so long as such designees are entitled to serve on the Board) two Sponsor Designees and one Oaktree Designee.

Registration Rights Agreement

        Seller and the Initial Stockholders and their transferees will be granted certain rights pursuant to the Registration Rights Agreement. The Company has agreed to use reasonable best efforts to file and make effective as soon as practicable, a shelf registration statement for the resale of the Common Stock and warrants held by the parties to the Registration Rights Agreement, subject to certain conditions. Certain of the parties to the Registration Rights Agreement will have customary demand registration rights at any time the shelf registration statement referred to in the preceding sentence is not effective, and all of the parties will have certain "piggyback" registration rights with respect to registration statements filed subsequent to the Business Combination.

        Seller will agree under the Registration Rights Agreement that the shares of Common Stock it receives at Closing will not be transferable, assignable or salable by it (in each case, subject to certain agreed exceptions) until the date which is 180 days after the Closing.

Voting Agreement

        The Sponsors have entered into a voting agreement, dated as of November 3, 2017, with the Seller, pursuant to which they have agreed, among other things, (i) not to transfer prior to the Closing Date the Common Stock owned beneficially or of record by such Sponsors, (ii) to vote all securities of the Company owned beneficially or of record by such Sponsors in favor of the proposals described in this proxy statement, (iii) not to elect to have the Company redeem any Common Stock owned by such Sponsors, (iv) not to solicit or engage in discussions with respect to an alternative business combination transaction, and (v) while the Merger Agreement remains in effect, to vote all securities of the Company owned beneficially or of record by such Sponsors against any such alternative business combination transaction.

Debt Commitment Letter

        IEA Services has received a debt commitment letter for the replacement credit facility to be entered into at the Closing of the Business Combination. The debt commitment letter provides for a $100,000,000 senior secured credit facility, consisting of the $50,000,000 New Revolving Facility and a $50,000,000 delayed draw term loan facility. Bank of America has agreed to act as sole administrative agent and committed to provide $60,000,000 of the replacement credit facility and Cadence has committed to provide $40,000,000 of the replacement credit facility, in each case, allocated ratably between the New Revolving Facility and the term loan facility. Merrill Lynch and Cadence will act as the lead arrangers.

        The term loan may be drawn down for a period of two years following the Closing Date (in not more than four draw downs) and matures three years following the Closing Date. The proceeds of the New Revolving Facility may be used on the Closing Date solely for (i) refinancing existing indebtedness (including replacing or backstopping existing letters of credit), (ii) paying Transaction Expenses and (iii) any increase in the Cash Consideration in respect of any Working Capital Overage. After the Closing Date, the revolving credit facility may be used for working capital, capital expenditures and other lawful corporate purposes and will mature three years following the Closing Date.

        The closing and any initial extension of credit under the replacement credit facility on the Closing Date will be subject to the satisfaction of customary conditions precedent, including execution of definitive documentation, receipt by the Lenders of customary evidence of perfected first priority liens and security interests in the collateral, receipt by the Lenders of insurance endorsements, legal opinions, customary closing certificates and closing deliveries and receipt by the Lenders of a customary certification as to the solvency of IEA Services. In addition, the closing of the replacement credit facility is subject to the condition that (i) since the date of the Merger Agreement, there shall not have been a Company Material Adverse Effect (as defined in the debt commitment letter); (ii) the lead arrangers shall have received audited financial statements of IEA for the fiscal year ending December 31, 2017 if the Closing Date occurs on or after March 31, 2018 and unaudited consolidated balance sheets and related statements of income, changes in equity and cash flows of IEA on a consolidated basis for the fiscal quarter ending December 31, 2017 by February 15, 2018, if the Closing Date has not occurred by such date and unaudited consolidated balance sheets and related statements of income and cash flows of IEA for each month ended after September 30, 2017 and at least 45 days before the Closing Date; and (iii) after giving effect to the Mergers and the other transactions contemplated in the Merger Agreement, and the closing of the replacement credit facility, IEA must have liquidity (defined as unrestricted cash and availability under the New Revolving Facility) of at least $20 million.

        The obligations of the Lenders are subject to the condition that the lead arrangers shall have been afforded a period (the "Marketing Period") of at least twenty (20) consecutive business days (unless a shorter period of time is acceptable to the lead arrangers) commencing on the date of the delivery of all information relating to IEA as is required to prepare a customary confidential information memorandum for the syndication of the replacement credit facility (the "Required Information"); provided that (x) November 23, 2017, November 24, 2017, December 25, 2017 and January 1, 2018 will not be considered business days for the purposes of the Marketing Period (but, for the avoidance of doubt, such exclusion shall not restart the Marketing Period). The lead arrangers have acknowledged receipt of the Required Information. This condition will terminate prior to the expiration of such

20 consecutive business day period upon receipt of $25 million in commitments from lenders (other than the Lenders).

        For more information regarding the replacement credit facility contemplated by the debt commitment letter, see "IEA Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources."

Background of the Business Combination

        The Company is a blank check company, incorporated in Delaware on August 4, 2015, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Business Combination is the result of an extensive search for a potential transaction utilizing the network and investing and operating experience of our management, our Board and our operating advisors. The terms of the Business Combination are the result of extensive negotiations between our management team, our Sponsors and representatives of IEA and Oaktree. The following is a brief description of the background of these negotiations and the Business Combination.

        Prior to the consummation of our IPO, neither the Company, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction involving the Company.

        After our IPO, the Company commenced an active search for prospective businesses and assets to acquire. Representatives of the Company and our Sponsors contacted, and were contacted by, a number of individuals and entities with respect to acquisition opportunities.

        During that period, our management and our Sponsors:

  •
  considered over 150 potential acquisition targets (other than IEA);

  •
  ultimately engaged in preliminary due diligence and negotiations with seven target businesses or their representatives (other than IEA), entered into non-disclosure agreements with each of those potential acquisition targets and negotiated a term sheet or provided an indication of interest letter with respect to four of those potential acquisition targets; and

  •
  provided a formal bid and engaged in a bid process with respect to two of those potential acquisition targets (other than IEA).

        The Company did not pursue a transaction with any of these other potential targets due to a number of reasons, including (i) differing viewpoints between the Company and the sellers as to valuation with respect to one or more of the other potential targets, or (ii) one or more of the other potential targets pursuing an alternative transaction. Ultimately, the Board unanimously determined that the Business Combination was the most attractive potential transaction.

        On March 9, 2017, Stifel, Nicolaus & Company, Incorporated ("Stifel"), the M&A advisor to the Company with respect to the Business Combination, informed the Company that Seller had engaged FMI Capital Advisors, Inc. ("FMI") to serve as financial advisor to IEA and conduct a sales process on behalf of IEA. Stifel informed the Company that FMI was preparing a confidential information memorandum which would be ready in approximately two weeks and provided background information concerning Seller and IEA. The Company expressed interest in learning more about the opportunity when actionable.

        In April 2017, Stifel requested that FMI provide a teaser and confidentiality agreement to the Company so that the Company might consider IEA for a potential business combination. On April 7, 2017, FMI sent a teaser and draft confidentiality agreement (the "Confidentiality Agreement") to the Company to facilitate further discussions and allow the Company to commence due diligence. The

Company executed the Confidentiality Agreement on April 27, 2017, after which FMI provided the Company with a confidential information presentation (the "Confidential Information Presentation"). FMI also sent a process letter (the "Process Letter") to the Company on May 4, 2017 outlining requested information for any proposals submitted and related deadlines.

        On May 8, 2017, the Company and Stifel discussed IEA and the potential transaction telephonically.

        On May 10, 2017, Stifel sent the Company's management preliminary thoughts on valuation based upon the information provided in the Confidential Information Presentation, including IEA management's projected 2017 and 2018 EBITDA, and information regarding certain public companies that Stifel viewed as comparable.

        On May 12, 2017, Mr. Mohsin Meghji, the Company's Chairman and Chief Executive Officer, updated the Board at a regularly scheduled board meeting regarding the status of the Company's deal sourcing activities, during which he briefly discussed the potential transaction without disclosing IEA's name.

        On May 17, 2017, in accordance with the timeline provided in the Process Letter, Stifel forwarded a letter to FMI expressing the Company's preliminary indication of interest in IEA. The Company indicated that it believed, based on the information provided to date, that a fair valuation of the Company would be 5.7x IEA's 2017 projected EBITDA of $53 million, or $302 million. The Company indicated that it would expect Seller to "rollover" $100 million of its existing investment into Common Stock with the remainder of the consideration to be paid in the form of $125 million of cash at closing and a $75 million earnout payable in Common Stock, with 50% of the earnout based upon achieving $75 million of EBITDA for 2018 and the remaining 50% based on achieving $85 million of EBITDA for 2019.

        On May 22, 2017, representatives of FMI provided feedback to representatives of Stifel on the Company's preliminary indication of interest. FMI indicated at this time that the Company would be invited to meet with IEA's management to learn more about IEA's business and to submit a more definitive letter of intent.

        On June 14, 2017, Messrs. Philip Kassin and Charles Garner, Head of M&A and Financing and Managing Director and General Counsel, respectively, of an affiliate of the Sponsors, attended on behalf of the Company a presentation by IEA's management at IEA's headquarters in Indianapolis, Indiana. Following the meeting with IEA's management, the Company's management team commenced preliminary diligence based on information provided by IEA and conducted research on IEA, the industry in which IEA operates and comparable companies in the same sector as IEA.

        On June 20, 2017, FMI provided the Company with a process letter regarding the second phase of its sales process and provided the Company with access to an online dataroom containing limited diligence materials.

        On June 29, 2017, the Company sent to FMI and IEA a detailed diligence request list.

        On July 1, 2017, representatives of the Company, Oaktree, FMI and Stifel spoke telephonically to introduce the Company to Oaktree and enable Oaktree to better understand the background and qualifications of the Company and the process of consummating a transaction of this nature with a special purpose acquisition company ("SPAC"). Oaktree also provided a description to the Company of the business of, and business opportunity relating to, IEA.

        On July 3, 2017, the Company received IEA's auction draft of a stock purchase agreement from FMI.

        On July 6, 2017, the Company received a presentation from IEA regarding IEA's year to date operations and backlog.

        On July 14, 2017, the Company submitted a second phase, non-binding letter of intent, setting forth its continued interest in pursuing a business combination with IEA. This letter of intent included a term sheet, which set forth an enterprise value for IEA of $330 million on a debt-free, cash-free basis, based upon projected 2017 EBITDA of $53 million. The proposal increased the amount of Common Stock to be received by Seller to $120 million and increased the total earnout to $105 million (payable in Common Stock), but reduced the cash payable at closing to $100 million. The proposal also set forth the willingness of our Sponsors to defer vesting of 50% of the Founder Shares. The Company also provided IEA with a list of issues with respect to the draft stock purchase agreement.

        On July 21, 2017, representatives of the Company, Stifel, Oaktree and IEA met at the Company's offices in New York. Among the issues discussed was the total consideration that would be payable and its specific components, as well as the mechanics of consummating a transaction of this nature with a SPAC and the specific risks to Oaktree, Seller and IEA from such a transaction.

        On July 24, 2017, the Company engaged Kirkland & Ellis LLP ("K&E") as its legal counsel with respect to the IEA transaction. Ellenoff Grossman & Schole LLP, who had represented the Company since its formation, would continue to provide counsel to the Company with respect to SPAC matters and non-transaction matters.

        On July 24, 2017, Mr. Kassin had a telephonic meeting with representatives of IEA and FMI to discuss IEA's 2017 year-to-date results and forecast for the remainder of 2017. Mr. Kassin also requested that FMI provide additional detail regarding IEA's capital lease program. On July 25, 2017, the Company and FMI continued to discuss the impact of IEA's capital lease program on IEA's results of operations. FMI informed the Company that it would like to receive any revised proposals by July 25, 2017.

        On July 25, 2017, Mr. Meghji and Ian Schapiro, a representative of Oaktree and Seller, spoke telephonically regarding the Company's proposal. During this call, Mr. Schapiro indicated that, as a condition for continuing discussions with the Company and entering into a definitive agreement, Seller would require certain protections relating to deal certainty from the Company, including the Company's exclusivity obligations after entering into such agreement, as described below, and a termination fee payable by the Company if such agreement were to be terminated under certain circumstances.

        On July 26, 2017, Mr. Schapiro emailed Mr. Meghji a counter proposal, providing for closing consideration of $125 million of cash, $25 million of convertible preferred stock and $100 million of Common Stock and a $75 million earnout based on 2018 EBITDA, payable 50% in Common Stock and 50% in convertible preferred stock. Mr. Schapiro's counter proposal also included proposed material terms of the convertible preferred stock, proposed excluding capital leases from IEA debt for purposes of calculating the purchase price and set forth a proposal on post-closing governance.

        Between July 26, 2017 and August 1, 2017, Messrs. Meghji and Schapiro continued to discuss the terms of the transaction, including the amount of cash versus stock consideration and the mechanics of the earnout. On August 1, 2017, Mr. Meghji emailed a revised proposal to Mr. Schapiro based upon these discussions, which provided for closing consideration of $100 million in cash, $35 million in convertible preferred stock and $100 million in Common Stock, with an earnout of up to 9 million shares of Common Stock based upon the achievement of 2018 EBITDA of $65 million and 2019 EBITDA of $90 million. On August 2, 2017, Mr. Schapiro emailed Mr. Meghji indicating Seller was prepared to move forward on the proposed terms.

        On August 5, 2017, the Company sent FMI a revised non-binding letter of intent, which included a term sheet setting forth the terms that were agreed upon by Messrs. Meghji and Schapiro. On August 7, 2017, representatives of the Company and its auditor, Marcum, and IEA's auditor, Crowe

Horwath LLP ("Crowe"), spoke by telephone to discuss audit requirements for the transaction considering the nature of the Company as a SPAC.

        On August 8, 2017, the Company sent to FMI and IEA an additional diligence request list.

        On August 11, 2017, a regularly scheduled telephonic meeting of the Board was held. Mr. Meghji updated the Board on the status of the Company's deal sourcing activities, informed the Board that the Company had been selected as the buyer in IEA's auction process and updated the Board on IEA's business and the proposed transaction terms.

        After exchanging markups of the letter of intent and related term sheet and making agreed upon changes, the parties executed the non-binding letter of intent on August 12, 2017. Throughout this period, the parties communicated by telephone and email to refine the terms of the transaction.

        Also on August 12, 2017, IEA provided the Company with an initial version of its detailed five-year financial model.

        From August 14, 2017 through August 16, 2017, Messrs. Meghji, Kassin, Garner and other representatives of the Company attended management presentations at IEA's headquarters in Indianapolis, Indiana as part of the Company's due diligence process. On August 18, 2017, Messrs. Meghji, Kassin and Schapiro met in New York to discuss the transaction generally and the next steps towards preparation and signing of definitive documentation with respect to the transaction. Thereafter, the Company commenced a more detailed diligence process and began conducting the necessary activities to enter into an agreement with respect to the transaction.

        On August 18, 2017, the Company retained Stifel as its M&A advisor in connection with the transaction. Also on August 18, 2017, the Company and IEA initiated the process of soliciting offers from a select group of lenders to provide credit facilities to IEA following the consummation of the Business Combination.

        On August 21, 2017, representatives of the Company, IEA and Oaktree telephonically discussed the Company's projections and financial models to be provided to potential lenders and commenced work on creating a joint financial model to share with prospective lenders and to use as a baseline for the Company's continuing diligence.

        Also on August 21, 2017, Mr. Meghji updated the Board by email and provided the Board with additional information regarding IEA, including a draft of materials that the Company intended to use in discussions with existing and potential equity investors.

        On August 24, 2017, representatives of the Company and IEA, together with a representative of Stifel, met in person at the Company's offices in New York City to discuss the EPC industry generally.

        Following the execution of the letter of intent, representatives of the Company, K&E, IEA and IEA's independent auditors, Crowe, discussed the financial statements required for the transaction, including the requirement that IEA's financial statements be audited under the more stringent PCAOB standards applicable to public companies rather than the standards of the American Institute of Certified Public Accountants applicable to private companies under which IEA's existing audits were conducted. The parties agreed that in order to satisfy this requirement Crowe would need to re-audit IEA's financial statements. Representatives of IEA and the Company prepared a waiver request to be sent to the SEC with respect to the re-audit of the financial statements for fiscal year 2014, which had been prepared by a different auditor. This request was filed with the SEC on September 7, 2017 and the SEC granted such waiver on September 13, 2017.

        On August 30, 2017, K&E sent IEA's counsel, Paul, Weiss, Rifkind, Wharton & Garrison LLP ("Paul Weiss"), a draft of the certificate of designation for the Series A Preferred Stock.

        On September 3, 2017, Paul Weiss sent K&E a draft of the Merger Agreement.

        Between September 6, 2017 and October 12, 2017, representatives of the Company and Oaktree, as well as John Paul Roehm and Andrew Layman, the Chief Executive Officer and Chief Financial Officer, respectively, of IEA, met in New York City or telephonically with potential investors, including certain existing investors in the Company, to discuss their interest in making an equity investment in connection with the Business Combination. Each potential investor acknowledged in advance that the information that would be shared might constitute material non-public information, and each potential investor agreed to be bound by certain confidentiality obligations as well as a prohibition on trading the securities of the Company and using the information for purposes other than evaluating a potential investment in connection with the Business Combination.

        On September 12, 2017, representatives of K&E sent a revised draft of the Merger Agreement to Paul Weiss. Following review of the revised draft by Oaktree, Seller and IEA and until October 12, 2017, representatives of the Company, Oaktree, Seller and IEA conducted various telephonic conferences to discuss and resolve the most significant issues presented by the revised Merger Agreement, including the calculation of EBITDA for purposes of the earnout and whether the Company would be permitted to explore other potential acquisitions after entering into a definitive agreement with IEA.

        On September 15, 2017, representatives of Paul Weiss sent a term sheet relating to the proposed registration rights agreement to K&E.

        Also on September 15, 2017, the Company organized a call for its Board in order to update them on the status of the transaction. Although all board members were invited to attend, this call did not constitute an official board meeting and, instead, was provided for informational purposes only.

        On September 22, 2017, representatives of Paul Weiss sent an initial draft of the proposed lease for IEA's facility in Clinton, Indiana to K&E.

        On October 2, 2017, the Company retained Jefferies as equity capital markets advisor to assist the Company in meeting with existing and potential equity investors regarding the Business Combination. Between October 4, 2017 and October 18, 2017, representatives of the Company, Oaktree, Seller and IEA, together with representatives of Jefferies, continued to meet or conduct telephonic meetings with potential equity investors on a confidential basis. Between October 4, 2017 and November 2, 2017, Jefferies also worked with the Company to revise the materials that the Company intended to use in discussions with existing and potential equity investors.

        On October 6, 2017, Seller provided to the Company copies of a recommended plan for adjustments to executive compensation at IEA that it had commissioned from a benefits consulting firm. This information was provided to the Company in connection with discussions of potential adjustments to executive compensation in light of the transaction.

        On October 15, 2017, IEA provided the Company with a draft of the debt commitment letter from Bank of America and Cadence with respect to a senior secured credit facility to replace IEA's existing credit facility following the Closing Date.

        On October 16, 2017, Mr. Meghji updated the Board at a special telephonic meeting of the Board regarding the status of the transaction with IEA. The Board was not asked at this time to approve the transaction or to take any formal action, but rather the meeting was for information and discussion purposes.

        Later in the day on October 16, 2017, IEA informed the Company that Crowe, IEA's auditors, advised IEA that Crowe believed it was necessary to seek the SEC's concurrence that Crowe could act as an independent auditor under SEC and PCAOB rules with respect to the re-audit of IEA's 2015 and 2016 financial statements. Crowe informed IEA that certain non-audit services provided to IEA and to affiliates of Oaktree raised issues with respect to independence that warranted consultation with the staff of the SEC. From October 16, 2017 through November 1, 2017, the Company and IEA and their respective advisors continued to discuss the impact that a delay in receiving audited financial statements for 2015 and 2016 would have on timing of the transaction. The parties also discussed the timetable for receiving confirmation from the SEC that it would not object to Crowe's finding that it is independent with respect to IEA and the impact of this timing on signing the Merger Agreement. The parties also discussed alternatives in the event Crowe was unable to act as IEA's independent auditors, including the timing for retaining a new audit firm.

        On October 17, 2017, Messrs. Meghji and Kassin, together with Messrs. Roehm and Layman, conducted a visit to a wind farm in Michigan then being constructed by IEA.

        Also on October 17, 2017, Paul Weiss sent a revised draft of the Merger Agreement to K&E.

        On October 18, 2017, K&E arranged for the filing of organizational documents for Merger Sub I and Merger Sub II, with the Secretary of State of Delaware and such entities were officially organized under Delaware law.

        On October 20, 2017, Paul Weiss sent an initial draft of the Voting Agreement and the Investor Rights Agreement to K&E and K&E sent an initial draft of the proposed certificate of incorporation to Paul Weiss. On October 21, 2017, Paul Weiss sent K&E an initial draft of IEA's disclosure schedules to the Merger Agreement and K&E sent Paul Weiss an initial draft of the Company's disclosure schedules to the Merger Agreement and the Founder Share Amendment Agreement. From October 17, 2017 through the early morning of November 3, 2017, representatives of K&E and Paul Weiss exchanged several drafts of the definitive agreements for the Business Combination, including the Merger Agreement, and together with representatives of the Company, IEA, Seller and Oaktree conducted various telephonic conferences to discuss and resolve the remaining open issues.

        On October 23, 2017, Mr. Meghji updated the Board at a special telephonic meeting of the Board regarding the status of the transaction with IEA. The Board was also informed at this time of the ongoing discussions about the independence of Crowe and the effect that an unfavorable SEC decision might have on the timing of the transaction. The Board was not asked at this time to approve the transaction or to take any formal action, but rather the meeting was for information and discussion purposes.

        The parties continued to discuss alternatives in the event Crowe was unable to act as IEA's auditor in connection with the audit of IEA's 2015 and 2016 financial statements. The Company and IEA ultimately concluded that sufficient alternatives existed with respect to obtaining new auditors and that new audits could be obtained on a timeframe that would not jeopardize completion of the Business Combination. Based on the revised timeframe, Oaktree, Seller and IEA and the Company agreed on a revised outside date of April 30, 2018. However, Seller and the Company agreed to provide in the Merger Agreement that, in the event that the Business Combination has not closed by February 8, 2018, the Company would have the right to terminate the Merger Agreement if IEA has not provided by March 15, 2018 all audited financial statements and all IEA information required to be filed with the SEC in order to mail the proxy statement and close the transaction. In addition, Seller agreed that the Company would have the right to terminate the Merger Agreement if, upon delivery of the re-audited 2016 financial statements and the unaudited financial statements for the nine months ended September 30, 2017, such financial statements reflected adjusted EBITDA less than certain thresholds specified in the Merger Agreement. In exchange for such termination right, the Company agreed to pay a termination fee of $150,000 in cash or, if sufficient cash is not available, $200,000 in cash and Founder Shares.

        On October 31, 2017, the Board held a telephonic meeting to discuss final transaction terms and complete its evaluation of the Business Combination. Representatives of K&E and Jefferies were also in attendance by invitation of the Board. After discussion, the Board unanimously (i) determined that the transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Business Combination, including the Mergers and the Stock Issuances and (iii) resolved to recommend that the stockholders of the Company vote in favor of the adoption of the Merger Agreement and approval of the Business Combination, including the Mergers and the Stock Issuances.

        Also on October 31, 2017, Messrs. Kassin, Meghji and Schapiro and Mr. Derek Glanvill, together with other representatives of the Company and Seller, spoke telephonically to finalize the proposed terms of an equity compensation plan to be provided to certain members of the IEA management team and staff following the Business Combination.

        On November 2, 2017, Messrs. Garner and Kassin, together with a representative of K&E, conducted a telephonic interview with David Bostwick, General Counsel of IEA, to confirm that no material changes in litigation, tax, environmental and certain other diligence matters had occurred.

        Also on November 2, 2017, Crowe and IEA submitted a formal consultation letter to the SEC seeking confirmation that the SEC would not object to Crowe serving as independent auditor of IEA's 2015 and 2016 financial statements.

        On November 3, 2017, the parties executed the Merger Agreement and Voting Agreement. Also on November 3, 2017, Bank of America, Cadence and IEA Services executed the debt commitment letter.

        On the morning of November 3, 2017, before the stock market opened, the Company and IEA announced the execution of the Merger Agreement.

Independent Director Oversight

        Our Board includes four independent directors who are not affiliated with our Sponsors or Oaktree. In connection with the Business Combination, our independent directors, Messrs. Farkas, Hood, Marber and Pappano, took an active role in evaluating and providing guidance to the Company's management team in negotiating the proposed terms of the Business Combination, including the Merger Agreement, the Related Agreements and the amendments to our current certificate of incorporation to take effect upon the completion of the Business Combination. As part of their evaluation of the Business Combination, our independent directors were aware of the potential conflicts of interest with our Sponsors and Oaktree that could arise with regard to the proposed terms of the Merger Agreement, the Related Agreements and the amendments to our current certificate of incorporation to take effect upon the completion of the Business Combination. Our independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and unanimously approving, as members of the Board, the Merger Agreement and the Business Combination, including the Mergers and the Stock Issuances. Please see the section entitled "Proposal No. 1—Approval of the Business Combination—Independent Director Oversight."

M III's Board of Directors' Reasons for Approving the Business Combination

        Our board of directors considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, our board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Different individual members of our board of directors may have given different weight to different factors in their evaluation of the Business Combination. Our board of directors unanimously voted in favor of the Business Combination and to recommend the Business Combination to our shareholders.

        In reaching its decision, our board of directors considered numerous factors, including the results of the due diligence review conducted by us. This review encompassed, among other things, review of the renewable energy market, analysis of the current regulatory landscape, analysis of current prospects, meetings with IEA management and employees, interviews with selected customers, document reviews, review of financial models and forecasts and other information made available to us in an electronic data room and otherwise.

        In the prospectus for our initial public offering, we identified the following general criteria and guidelines that we expected to apply when evaluating any potential acquisition, including analyzing:

  •
  underlying fundamentals of the target business;

  •
  external factors affecting the target business;

  •
  anticipated contribution that our combined team can make to growth of the business; and

  •
  opportunity for superior investment return.

        The criteria and situations described above were not intended to be exhaustive and we indicated our evaluation of any particular initial business combination might reflect other considerations, factors and criteria deemed relevant by our management in effecting the relevant transaction, consistent with our business objective and strategy.

        In evaluating the Business Combination and consistent with the criteria described above, our board of directors considered, among others, the following positive factors:

        Strong margins and cash flow characteristics.    We believe IEA's margins are attractive in comparison to its peers. IEA expects to have approximately a 10% EBITDA margin from continuing operations for 2017. (Please see "—Certain IEA Projected Financial Information" for a reconciliation of EBITDA from continuing operations to net income.) IEA benefits from an efficient operating model, experienced estimating staff and robust project controls. IEA's strong cash flow generation, negative working capital and low capital expenditures have resulted in significant free cash flow generation that is expected to enable IEA to strategically pursue accretive acquisitions.

        Favorable valuation.    The implied enterprise value of $293,350,000 assigned to the Business Combination at the time of its approval by the Board represented a multiple of 5.6x. the estimated Adjusted EBITA reviewed by our Board at that time (as compared to 8.4x IEA's peer group average for estimated Adjusted EBITDA for fiscal year 2017 (calculated as of October 26, 2017)) and 4.3x estimated EBITDA for fiscal year 2018 (as compared to 7.3x IEA's peer group average for estimated EBITDA for fiscal year 2018 (calculated as of October 26, 2017)). Although, subsequent to approval of the Business Combination, IEA's fourth quarter results were negatively impacted by project delays caused by uncertainty surrounding the adoption of the 2017 Tax Act, IEA anticipates that the impact of these project delays will be to shift approximately $2.2 million of Adjusted EBITDA from 2017 to 2018 and that the 2017 Tax Act will not otherwise have a material negative impact on its business. See "IEA's Management's Discussion and Analysis of Financial Condition and Results of Operations—Outlook—Impact of 2017 Tax Act on 2017 Estimated Results." For a reconciliation of projected Adjusted EBITDA to net income and discussion of the selected peer group, see Proposal No.1—Approval of the Business Combination—Certain Company Projected Financial Information.

        Margin and revenue enhancement opportunities.    We believe that IEA has a number of opportunities to increase its revenue and enhance its margins. Revenue opportunities include expansion into a number of adjacencies to its core business and margin opportunities include "in-sourcing" certain construction activities that IEA has traditionally sub-contracted to others. During 2017, IEA enhanced its capacities to undertake these revenue and margin opportunities, including through hiring certain key personnel. We believe that IEA possesses the business relationships, personnel and expertise to realize financial benefits from this investment during 2018 and beyond.

        Market leading renewables EPC platform.    IEA is a leading EPC company with an established customer base of blue chip energy companies. IEA estimates that it holds the #1 market share in wind energy construction in the United States, which management believes provides it with a key competitive advantage due to significant barriers to entry in the wind energy construction sector. We believe that IEA's strong relationships with customers and OEM vendors, specialized equipment, experienced construction teams and track record for on-time delivery provide it with a competitive advantage in winning new projects that is difficult to replicate.

        Growth potential in the renewable power generation market.    The U.S. Department of Energy estimates that wind generation capacity will double between 2017 and 2023 as projects are fast tracked to take advantage of current production tax credits, with industry reports showing that equipment was pre-purchased during 2016 for approximately 60 GW of new wind generating capacity which must be completed by the end of 2019 in order to benefit from the production tax credit incentives. The construction work required to build this 60 GW of new capacity is projected to create record levels of demand for construction of wind generation capacity through 2019. The strong demand is expected to continue thereafter, as the U.S. Department of Energy estimates that renewables will grow from 29% of U.S. generating capacity in 2016 to over 40% of all U.S. capacity by 2030. The projected long-term growth of renewables is not driven by tax incentives, but rather by lower, unsubsidized cost of renewable energies over the lifetime of the generating assets (even without giving effect to tax credits), replacement of fossil and nuclear power plants, the increased focus on sustainable energy by corporations and State renewables mandates.

        Experienced management team.    The members of IEA's senior management have an average of over 20 years of experience in the EPC sector and in construction of renewable energy generation infrastructure. They have a track record for successfully managing the business of IEA and have shown consistent improvement in a number of key metrics, including margins, market share and safety. The senior management team of IEA also has strong relationships with its customer base and OEM vendors, as well as good relations with employees.

        Growing backlog provides visibility.    IEA has approximately $1.0 billion of backlog as of November 20, 2017, providing strong visibility into financial performance over the next two years. As of November 20, 2018, IEA also has a pipeline of more than $2.5 billion of incremental revenue opportunities for 2018. This backlog is the largest in IEA's history and accounts for approximately 60% of IEA's total construction capacity for 2018.

        Cost-effective means of generating electricity.    Improvements in technology and productivity have significantly reduced the unsubsidized, levelized cost of production for wind and solar energy generation in recent years and the U.S. Department of Energy has reported that wind and solar (together with combined cycle gas generation) now provide the lowest levelized cost of production of all customary energy generation sources—even without tax benefits.

        Project and financial and safety controls.    IEA has implemented a system of project controls and financial controls that is intended to minimize risk of negative variances from approved project budgets and timelines. Management believes that these systems have proven effective for IEA and have been a significant factor in IEA's improvement in margins and absence of project losses in the United States over the past five years. IEA also has developed a culture throughout all levels of its organization which is focused heavily on safety and, as a result, has what it believes to be the best safety record among its peer group. We believe IEA's track record in project, financial and safety controls provides it with a competitive advantage in its industry.

        State and corporate renewables mandates.    Currently, nearly 40 states, as well as the District of Columbia and four territories, have adopted portfolio standards or goals. Additionally, a growing number of major corporations have implemented voluntary renewable energy targets. These two factors have become significant drivers of renewable energy purchases and production which are helping to drive incremental growth in the sector.

        Opportunities for both organic growth and expansion through acquisitions.    We believe IEA has several growth opportunities available to it, including increasing its in house high-voltage electrical capabilities and continuing to build its presence in the large utility-scale solar market. In addition, we believe IEA will be well positioned to capitalize on acquisition opportunities both in its current markets and adjacent markets.

        Our board of directors also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including the following:

        Limited track record of acquiring and integrating businesses.    The business plan for the Company and IEA following consummation of the Business Combination contemplates expansion of the business through, among other things, acquisitions. Our Board considered IEA's limited track record of completing and integrating acquisitions, but believes that the Sponsors and Oaktree have sufficient experience and resources to provide support for these activities.

        Limited public float and small market cap.    Immediately following the Closing, the Company expects to have 29,210,000 shares of its Common Stock outstanding with a common equity value of $292,100,000 (based on a $10.00 per share price). Approximately 48.6% of the outstanding equity will be owned by IEA's former stockholders (including management) and our Sponsors (assuming no redemptions by the Company's public stockholders and without giving effect to the Earn-out Shares). Our Board considered this factor, but believes that the growth plan for the Company and IEA following the Business Combination will enhance equity value and expand the public float.

        Phase out of production tax credits.    Under current tax law, the federal renewable electricity PTC declines gradually until it expires in 2020, after which developers of renewable energy will have four years in which to complete construction of outstanding projects. Many companies began wind construction projects in 2016 and 2017 to benefit from this four-year safe harbor and it is anticipated that additional projects will be commenced during 2018 and 2019. Similarly, the investment tax credit regime for solar projects was extended through 2019 but then declines gradually to 2022. Our board of directors considered this risk, but believes that the expiration of these tax credits has accelerated demand, creating revenue generating opportunities in the near term, and that in the long term, wind and solar will continue to be lower cost alternatives to traditional fuel sources, even without the inclusion of tax incentives.

        Minimum Cash Requirement.    The closing of the transaction is conditioned upon the Company having at least $100,000,000 in Available Cash (as defined in the Merger Agreement) at Closing. Our Board considered the risk that, if a large number of our stockholders elect to have us redeem their shares, this condition may not be satisfied. See "Risk Factors—Risks Related to the Redemption."

        Changing Federal policies.    Over the past year, Federal government policies have deemphasized renewable energy, while seeking to create incentives for the continued operation of fossil fuel and nuclear generating capacity. Our board of directors considered the risk that such policies could have an adverse impact upon IEA, but believes that the potential impact of state renewables mandates, corporate renewables targets, improved efficiency and cost-effectiveness of renewables generation is likely to have a greater positive impact upon IEA.

Satisfaction of 80% Test

        It is a requirement under NASDAQ listing requirements that the business or assets acquired in our initial business combination have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for our initial business combination. As of November 3, 2017, the date of the execution of the Merger Agreement, the fair value of marketable securities held in the Trust Account was approximately $150,945,248 (excluding $6,000,000 of deferred underwriting commissions and financial advisory fees) and 80% thereof represents approximately $120,756,198. In reaching its conclusion that the Business Combination meets the 80% asset test, our Board reviewed the enterprise value of IEA of approximately $293,400,000 implied by adding $273,350,000 of common equity value (at $10.00 per share and excluding Unvested Founder Shares), $20,000,000 of capital leases and $35,000,000 of Series A Preferred Stock less approximately $35,000,000 of cash. In determining whether the enterprise value described above represents the fair market value of IEA, our Board considered all of the factors described above in this section and the fact that the purchase price for IEA was the result of an arm's length negotiation. As a result, our Board concluded that the fair market value of the business acquired was significantly in excess of 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account).

Certain IEA Projected Financial Information

        IEA provided the Company with its internally prepared projections for the fiscal years ending December 31, 2017 through December 31, 2022. The Company's management and the Board considered the most recent three years of those projections (set forth below) as material to their consideration of the Business Combination. The prospective financial information was not prepared with a view towards compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. These projections were prepared solely for internal use, and capital budgeting and other management purposes, and are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by investors or holders. You are cautioned not to rely on the projections in making a decision regarding the transaction, as the projections may be materially different than actual results.

        The projections reflect numerous assumptions including assumptions with respect to general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond IEA's control, such as the risks and uncertainties contained in the section entitled "Risk Factors." The projections reflect the consistent application of the accounting policies of IEA and should be read in conjunction with the accounting policies included in Note 2 to the accompanying historical audited consolidated financial statements of IEA included elsewhere in this proxy statement.

        The projected financial data is forward-looking and based on growth assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond IEA's control. While all projections are necessarily speculative, IEA believes that the prospective financial information covering periods beyond 12 months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections.

        The projections were requested by, and disclosed to, the Company for use as a component in its overall evaluation of IEA. As discussed below, these projections were utilized by the Company in creating an additional set of projections based upon assumptions the Company believes are more reflective of IEA's business plan following the Business Combination. The projections below prepared by IEA's management reflect two alternative sets of assumptions. The projected data labeled "Base Case" assume an increase in IEA's solar construction business, as well as additional selling, general and administrative expenses ("SG&A") associated with that expansion. The projected data labeled "HV & MV Scenario" assume additional growth through the expansion of its high voltage and medium voltage electrical team, including additional gross margin from self-performing certain electrical work that IEA currently subcontracts and additional revenue from performing such services for other EPC firms, as well as incremental costs that will be incurred as a public company.

        IEA has not made any representations or warranties with respect to the accuracy, reliability, appropriateness or completeness of the projections to anyone, including to the Company. Neither IEA's management nor any of its representatives has made or makes any representation or warranty to any person regarding the ultimate performance of IEA compared to the information contained in the projections, and none of them intends to or undertakes any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error. Accordingly, they should not be looked upon as "guidance" of any sort. IEA will not refer back to these forecasts in its future periodic reports filed under the Exchange Act.

        The projections were prepared by, and are the responsibility of, IEA's management. Crowe Horwath, LLP, IEA's independent auditor, has not examined, compiled or otherwise applied procedures with respect to the accompanying prospective financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on it.

        The key elements of the projections provided to the Company are summarized below:

Base Case ($ in millions)	2018E	2019E
Revenue	$865	$1,140
Gross Profit	$109	$139
SG&A	$33	$34
Depreciation	$6	$6
EBITDA	$82	$111

HV & MV Case ($ in millions)	2018E	2019E
Revenue	$880	$1,205
Gross Profit	$119	$167
SG&A	$38	$41
Depreciation	$6	$6
EBITDA(1)	$87	$132

(1)
IEA calculated EBITDA as gross profit less SG&A plus depreciation.

        In addition, in October 2017, IEA provided the Company with estimated fiscal 2017 financial statements, which included actual results through September 2017 and projected results for the remainder of 2017.

2017E
Total Revenue	$480,000
Cost of Revenue	412,638

Gross Profit	67,362
SG&A	28,778

Operating Income	38,584
Interest Expense, net	(1,709)
Credit Support Fees(1)	(1,537)
Other Expense (includes Prof. Services)	(599)

Income before Provisions for Tax	34,739
Provisions for Income Taxes	(3,561)

Net Income	$31,178

        The following is a reconciliation of estimated net income from continuing operations to estimated EBITDA.

2017E
Net Income	$31,178
Interest Expense (net)	1,709
Depreciation & Amortization	5,568
Taxes	3,561

EBITDA	$42,016
Diversification SG&A(1)	4,447
Credit Support Fees(2)	1,537
Full year impact of capital lease program(3)	4,700
Adjusted EBITDA	$52,700

(1)
In fiscal 2017, IEA began expanding its capability to self-perform certain electrical transmission work and related services. Such services were historically contracted to third parties. Revenue related to these services is not anticipated until fiscal 2018.

(2)
Represents fees paid to Oaktree for guarantees provided on IEA's existing credit facility.

(3)
Reflects the annualization of the impact on EBIT and EBITDA of the capital leasing program for cranes and yellow iron, which was implemented in 2017, consisting of a (i) $1.7 million positive adjustment due to the elimination of cost of goods sold attributable to operating lease payments, (ii) $1.6 million in reduction in cost of goods due to estimated and operational efficiencies resulting from the program, and (iii) $1.4 million, representing a pro rata portion of the estimated gain due to estimated future residual value exceeding depreciated carrying value on the sale of the leased assets following the 48 month term of the lease.

        As discussed under "IEA's Management's Discussion and Analysis of Financial Condition and Results of Operations—Outlook—Impact of 2017 Tax Act on 2017 Estimated Results," during the fourth quarter of 2017, the U.S. Senate and U.S. House of Representatives undertook the process of enacting significant changes to the United States Tax Code, which culminated in the signing of the 2017 Tax Act by President Trump on December 22, 2017. During the legislative process for enacting the 2017 Tax Act, various changes to the existing tax incentive programs for renewable energy production (the "Incentive Programs") were proposed that, if enacted into law, could have significantly changed the Incentive Programs. In response to the uncertainty caused by the legislative process, many participants in the renewable energy industry delayed their new development projects until the ultimate terms of the 2017 Tax Act could be evaluated. As a result of the uncertainty and delay of new development projects in the fourth quarter of 2017, IEA currently anticipates that approximately $28.0 million of revenue and $2.2 million of Adjusted EBITDA that would have been received during the fourth quarter of 2017 will, instead, be realized in 2018. See "Risk Factors—Risks Related to IEA—Tax reform legislation recently enacted by the U.S. Congress may reduce materially the value of production tax credits and investment tax credits under certain circumstances."

Additional Projected Financial Data

        In addition to the projections for IEA set forth and discussed above under "—Certain Projected Financial Information," projections of EBITDA and Adjusted EBITDA for IEA for the fiscal years ending December 31, 2017, 2018 and 2019 were prepared by the Company in August, 2017. In preparing this information, the Company relied upon the projections provided by IEA to the Company, as set forth and discussed above under "—Certain Projected Financial Information." All information set forth below was jointly prepared by the Company and IEA management based upon the HV & MV Scenario projections provided to the Company by IEA, as set forth and summarized above. The additional projections below assume a more conservative estimate of growth in IEA's solar construction business and removes the additional revenue from performing certain electrical services for other EPC firms. The projections assume debt levels consistent with IEA historical borrowings and do not give effect to any additional indebtedness that may be incurred under the replacement credit facility to be entered into in connection with the Closing.

        The projections were prepared by, and are the responsibility of, the Company. Crowe Horwath LLP ("Crowe"), the Company's independent auditor, has not examined, compiled or otherwise applied procedures with respect to the accompanying prospective financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on it.

	2018E	2019E
Total Revenue	$804,357	$937,250
Cost of Revenue	695,410	807,988

Gross Profit	$108,947	$129,262
SG&A	38,000	40,940

Operating Income	$70,947	$88,322
Interest Expense, net	(1,443)	(1,722)
Credit Support Fees	(449)	(449)
Other Expense (includes Prof. Services)	—	—

Income before Provisions for Tax	$69,055	$86,151
Provisions for Income Taxes	(24,860)	(31,015)

Net Income	$44,195	$55,136

        The following is a reconciliation of projected net income from continuing operations to projected EBITDA.

	2018	2019
Net Income	$44,195	$55,136
Interest Expense (net)	1,443	1,722
Credit Support Fees(1)	499	499
Depreciation & Amortization	7,060	7,060
Taxes	24,860	31,015

EBITDA	$78,057	$95,432

(1)
Represents fees paid to Oaktree for guarantees provided on IEA's existing credit facility.

        As discussed above under "—Certain IEA Projected Financial Information" and under "IEA's Management's Discussion and Analysis of Financial Condition and Results of Operations—Outlook—Impact of 2017 Tax Act on 2017 Estimated Results," as a result of the uncertainty and delay of new development projects in the fourth quarter of 2017, IEA currently anticipates that approximately $28.0 million of revenue and $2.2 million of Adjusted EBITDA that was projected to be received during the fourth quarter of 2017 will, instead, be realized in 2018. The 2017 Tax Act also decreases IEA's tax rate beginning with the 2018 fiscal year, which is expected to have a positive effect on net income. See "Risk Factors—Risks Related to IEA—Tax reform legislation recently enacted by the U.S. Congress may reduce materially the value of production tax credits and investment tax credits under certain circumstances."

Comparable Company Analysis

        The Company's management primarily relied upon a comparable company analysis to assess the value that the public markets would likely ascribe to IEA following a business combination with the Company and this analysis was presented to the board of directors. The relative valuation analysis was based on publicly-traded companies in the engineering and construction sector, which were determined to be most comparable. The comparable companies the Company's board reviewed within this sector are set forth in the table below. These companies were selected by the Company as the publicly traded companies having businesses most similar to the post-combination company's business in the United States. However, the Company's board realized that no company was identical in nature to IEA. Within the narrower industry of companies focused on EPC in the renewable energy sector in the United States, there are no publicly traded companies.

        The Company's board of directors reviewed, among other things, estimated enterprise value, projected EBITDA for 2017 and 2018 and EBITDA as a multiple of enterprise value.

        The multiples for the selected comparable companies are summarized in the table below:

($ in millions)	EV/2017E EBITDA	EV/2018 EBITDA	EV/2017E EBIT	EV/2018 EBIT	2016 - 2018 Revenue CAGR	2017E EBITDA MARGIN
MasTec, Inc.	7.9x	7.4x	12.3x	11.1x	12.4%	10.3%
MYR Group Inc.	8.0x	6.3x	21.9x	12.1x	12.0%	5.0%
Primoris Services Corporation	8.9x	7.8x	13.9x	11.4x	11.8%	7.5%
Quanta Services, Inc.	8.9x	7.6x	14.1x	10.9x	12.3%	7.8%
Peer Group Mean	8.4x	7.3x	15.5x	11.4x	12.1%	7.7%
IEA	5.6x	4.3x	6.8x	4.7x	14.5%	11.0%

  Note: Estimates based on Company SEC filings and Capital IQ analyst consensus.

        Based on the review of these selected comparable publicly traded companies, the Company's board of directors concluded that (i) IEA's pro forma implied total enterprise value as a multiple of Adjusted EBITDA of 5.6x for 2017 and 4.3x for 2018 (including the earnout) were below the similar benchmarks of such companies; (ii) IEA's pro forma implied total enterprise value as a multiple of Adjusted EBIT of 6.8x for 2017 and 4.7x for 2018 (including the earnout) were below the similar benchmarks of such companies; (iii) IEA's estimated 2016-2018 Revenue CAGR of 14.5% was higher than that of comparable companies and (iv) IEA's estimated 2017 Adjusted EBITDA margin of 11.0% was higher than comparable companies. The comparable company analysis supported the board of directors' determination that the terms of the Business Combination were fair to and in the best interests of the Company and its stockholders.

        Adjusted EBIT and Adjusted EBITDA for IEA for 2017 are adjusted to annualize the impact of IEA's new capital leasing program discussed above under "Certain Projected Financial Information."

        For 2017, the Company calculated the estimated enterprise value of the Company as follows:

Share price	$10
Shares outstanding(1)(2)	27.3

Common Equity Value	$273.4
Less: Cash	$35.0
Plus: Capital Leases	20.0
Plus Preferred Equity	35.0

Enterprise Value	$293.4

(1)
Excludes 15,000,000 public warrants and 460,000 private placement warrants. Each warrant entitles its holder to purchase one-half of one share of our Common Stock at an exercise price of $5.75 per half share, to be exercised only for a whole number of shares of our Common Stock.

(2)
Excludes Unvested Founder Shares.

        For 2018, multiples are based on an enterprise value of $335.4 million and includes 4.250 million Earn-Out Shares based on 2018E Adjusted EBITDA of $78.0 million.

        Subsequent to approval of the Business Combination, IEA's fourth quarter results were negatively impacted by project delays caused by uncertainty surrounding the adoption 2017 Tax Act. IEA anticipates that the impact of these project delays will be to shift approximately $2.2 million of Adjusted EBITDA from 2017 to 2018 and that the 2017 Tax Act will not otherwise have a material negative impact on its business. See "IEA's Management's Discussion and Analysis of Financial Condition and Results of Operations—Outlook—Impact of 2017 Tax Act on 2017 Estimated Results."

Interests of Certain Persons in the Business Combination

        In considering the recommendation of our Board to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, our Sponsors and certain members of our Board and officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board was aware of and considered these interests, among other matters, in evaluating the Business Combination, and in negotiating the Merger Agreement and other transaction agreements and recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination.

        These interests include, among other things:

  •
  the fact that our Initial Stockholders cannot redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination;

  •
  the fact that our Sponsors paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at $37,500,000 (based upon a $10.00 per share price for our Common Stock);

  •
  the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete an initial business combination by July 12, 2018;

  •
  the fact that our Sponsors paid an aggregate of $3,400,000 for their 340,000 private placement units and that such private placement units will be worthless if a business combination is not consummated by July 12, 2018;

  •
  the continued right of our Sponsors to hold our Common Stock and the shares of Common Stock to be issued to our Sponsors upon exercise of their private placement warrants following the Business Combination, subject to certain vesting restrictions and lock-up periods;

  •
  if the proceeds in the Trust Account are reduced below (i) $10.00 per public share or (ii) a lesser amount per public share as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets as a result of the failure to obtain a waiver of claims against the Trust Account from counterparties to contracts, and Mr. Meghji asserts that he is unable to satisfy his indemnification obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Mr. Meghji to enforce his indemnification obligations;

  •
  the anticipated continuation of certain members of our Board, as directors of the post-combination company;

  •
  the continued indemnification of our existing directors and officers and the continuation of our directors' and officers' liability insurance after the Business Combination;

  •
  the fact that our Sponsors, officers and directors will lose their entire investment in us if an initial business combination is not consummated by July 12, 2018;

  •
  that, as described in the Charter Amendment Proposals and reflected in Exhibit B of Annex B, our current certificate of incorporation will be amended to exclude the Sponsors, Oaktree Capital and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," thereby permiting them to enter into business combinations without complying with Section 203 of the DGCL; and

  •
  that, at the Closing we will (i) enter into the Registration Rights Agreement, which provides certain stockholders and their permitted transferees with registration rights, and the Investor Rights Agreement, which provides that the Sponsors and Oaktree will each have certain veto rights and director nomination rights and (ii) adopt amended and restated bylaws, which permit directors nominated by the Sponsors or Oaktree to call a special meeting of the Company's stockholders and contains certain super majority voting rights so long as the Investor Rights Agreement is in effect with respect to the Sponsors.

        These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Business Combination.

Potential Purchases of Public Shares

        In connection with the stockholder vote to approve the proposed Business Combination, our Sponsors, directors or officers or their respective affiliates may privately negotiate transactions to purchase shares of Common Stock from public stockholders who would have otherwise elected to have such shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our directors or officers or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and would include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsors, directors or officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account. The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination.

Total Company Shares to be Issued in the Business Combination

        It is anticipated that, upon completion of the Business Combination: (i) the Company's public stockholders will own approximately 51.4% of the post-combination company's outstanding Common Stock; (ii) our Initial Stockholders (including our Sponsors) will own approximately 14.4% of the post-combination company's outstanding Common Stock and (iii) Seller will own approximately 34.2% of the post-combination company's outstanding Common Stock. These ownership percentages take into account both the vested Founder Shares and the Unvested Founder Shares and assume that no shares of Common Stock are elected to be redeemed by the Company's public stockholders, 10,000,000 shares of Common Stock are issued to Seller at Closing and, the Company does not issue any additional Common Stock between the date of the Merger Agreement and the Closing. The above-stated ownership percentages with respect to the post-combination company do not take into account (a) warrants that will remain outstanding immediately following the Business Combination or (b) the issuance of any shares under the Incentive Plan, a copy of which is attached to this proxy statement as Annex C. If the actual facts are different than these assumptions (which they are likely to be), the ownership percentage retained by the Company's existing public stockholders in the post-combination company will be different from the above-stated ownership percentage. For more information, please see the sections entitled "Summary of the Proxy Statement—Impact of the Business Combination on the Company's Public Float" and "Unaudited Pro Forma Condensed Combined Financial Information."

Certificate of Incorporation

        Pursuant to the terms of the Merger Agreement, upon the Closing, our current certificate of incorporation will be amended promptly to provide for:

  •
  the authorization of an additional 65,000,000 shares of Common Stock;

  •
  classification of our Board into three classes of directors with staggered terms of office and to make certain related changes;

  •
  change the stockholder vote required to amend certain provisions of the post-combination company's proposed certificate of incorporation and bylaws;

  •
  elect not to be governed by Section 203 of the DGCL and, instead, include a provision in our certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes our Sponsors, Oaktree Capital and IEA Parent and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," and to make certain related changes; and

  •
  provide for certain additional changes, including but not limited to changing the post-combination company's corporate name from "M III Acquisition Corp." to "Infrastructure and Energy Alternatives, Inc." and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company.

        For additional information, please see the sections entitled "Proposal No. 2—Approval of Amendments to Current Certificate to Authorize Additional Shares of Common Stock," "Proposal No. 3—Classification of the Board of Directors," "Proposal No. 4—Approval of Amendments to Current Certificate to Change the Stockholder Vote Required to Amend the Certificate of Incorporation and Bylaws of the Company," "Proposal No. 5—Approval of Amendments to Current Certificate to Elect not to be Governed by Section 203 of the DGCL" and "Proposal No. 6—Approval of Additional Amendments to Current Certificate in Connection with the Business Combination."

Name; Headquarters

        The name of the post-combination company after the Business Combination will be Infrastructure and Energy Alternatives, Inc. and our headquarters will be located in Indianapolis, IN.

Redemption Rights

        Pursuant to our current certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our current certificate of incorporation. As of September 30, 2017, this would have amounted to approximately $10.05 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Common Stock for cash and will no longer own shares of the post-combination company. Such a holder will be entitled to receive cash for its Common Stock only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent in accordance with the procedures described herein. Notwithstanding the foregoing, a holder of public shares, together with any affiliate of him or her or any other person with whom he or she is acting in concert or as a "group" (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than twenty percent (20%) of the public shares. Accordingly, all public shares in excess of the 20% threshold beneficially owned by a public stockholder or "group" (as defined in Section 13d-3 of the Exchange Act) will not be redeemed for cash.

        We have no specified maximum redemption threshold under our current certificate of incorporation, other than the aforementioned 20% threshold. Each redemption of shares of Common Stock by our public stockholders will reduce the amount in our Trust Account, which held marketable securities with a fair value of approximately $150,723,082 as of September 30, 2017. The Merger Agreement provides that our obligation and the obligation of IEA Services and Seller to consummate the Business Combination is conditioned on the satisfaction of the Available Cash Condition. Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) they may hold in connection with the consummation of our Business Combination, which shares represent, in the aggregate, approximately 21.9% of our outstanding shares of Common Stock. These conditions to Closing in the Merger Agreement are for the sole benefit of the parties thereto and may be waived by such parties. If, as a result of redemptions of Common Stock by our public stockholders, these conditions are not met (and are not waived), then we, Seller or IEA Services (as applicable) may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Common Stock in an amount that would cause our net tangible assets to be less than $5,000,001. Please see the section entitled "Special Meeting of Company Stockholders—Redemption Rights" for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal Rights

        Appraisal rights are not available to our stockholders in connection with the Business Combination.

Accounting Treatment

        The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, the Company will be treated as the "acquired" company for financial reporting purposes. This determination was primarily based on IEA's operations comprising substantially all of the ongoing operations of the post-combination company, IEA's senior management comprising substantially all of the senior management of the post-combination company and the existence of a large majority voting interest in the Company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of IEA issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be the historical operations of IEA.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

        The following is a discussion of material U.S. federal income tax considerations for holders of our shares of Common Stock that elect to have their Common Stock redeemed for cash if the Business Combination is completed. This discussion applies only to Common Stock that is held as a capital asset for U.S. federal income tax purposes. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

  •
  financial institutions;

  •
  insurance companies;

  •
  dealers or traders in securities subject to a mark-to-market method of accounting with respect to shares of Common Stock;

  •
  persons holding Common Stock as part of a "straddle," hedge, integrated transaction or similar transaction;

  •
  U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

  •
  U.S. expatriates;

  •
  regulated investment companies (RICs) or real estate investment trusts (REITs);

  •
  S corporations;

  •
  persons subject to the alternative minimum tax provisions of the Code;

  •
  partnerships or other pass-through entities for U.S. federal income tax purposes; and

  •
  tax-exempt entities.

        If you are a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners will depend on the status of the partners and your activities.

        This discussion is based on the Code and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. No assurance can be given that the U.S. Internal Revenue Service (the "IRS") would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).

        You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Redemption of Common Stock

        In the event that a holder's shares of Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled "Special Meeting of Company Stockholders—Redemption Rights," the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of shares of Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of Common Stock, a U.S. holder will be treated as described below under the section entitled "U.S. holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock," and a Non-U.S. holder will be treated as described under the section entitled "Non-U.S. holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock." If the redemption does not qualify as a sale of shares of Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section entitled "U.S. holders—Taxation of Distributions," and the tax consequences to a non-U.S. holder described below under the section entitled "Non-U.S. holders—Taxation of Distributions."

        Whether a redemption of shares of Common Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants and any of our stock that a holder would directly or indirectly acquire pursuant to the Business Combination or the private placement) relative to all of our shares outstanding both before and after the redemption. The redemption of Common Stock will be treated as a sale of Common Stock (rather than as a corporate distribution) if the redemption (i) is "substantially disproportionate" with respect to the holder, (ii) results in a "complete termination" of the holder's interest in us or (iii) is "not essentially equivalent to a dividend" with respect to the holder. These tests are explained more fully below.

        In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would include Common Stock which could be acquired pursuant to the exercise of the warrants. Moreover, any of our stock that a holder directly or constructively acquires pursuant to the Business Combination or the private placement should be included in determining the U.S. federal income tax treatment of the redemption.

        In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of Common Stock must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account both redemptions by other holders of Common Stock and the Common Stock to be issued pursuant to the Business Combination). There will be a complete termination of a holder's interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of Common Stock will not be essentially equivalent to a dividend if the redemption results in a "meaningful reduction" of the holder's proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder's proportionate interest in us will depend on the particular facts and circumstances.

        However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a "meaningful reduction."

        If none of the foregoing tests is satisfied, then the redemption of shares of Common Stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled "U.S. holders—Taxation of Distributions," and the tax effects to such Non-U.S. holder will be as described below under the section entitled "Non-U.S. holders—Taxation of Distributions." After the application of those rules, any remaining tax basis of the holder in the redeemed Common Stock will be added to the holder's adjusted tax basis in its remaining stock, or, if it has none, to the holder's adjusted tax basis in its warrants or possibly in other stock constructively owned by it. Holders of Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

U.S. holders

        This section applies to you if you are a "U.S. holder." A U.S. holder is a beneficial owner of our shares of Common Stock who or that is, for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  an entity treated as a trust for U.S. federal income tax purposes if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. persons have the authority to control all substantial decisions of such trust.

        Taxation of Distributions.    If our redemption of a U.S. holder's shares of Common Stock is treated as a distribution, as discussed above under the section entitled "Redemption of Common Stock," such distributions will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder's adjusted tax basis in our Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Common Stock and will be treated as described below under the section entitled "U.S. holders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock."

        Dividends we pay to a U.S. holder that is a taxable corporation will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder will constitute "qualified dividends" that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

        Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.    If our redemption of a U.S. holder's shares of Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled "Redemption of Common Stock," a U.S. holder will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder's adjusted tax basis in the shares of Common Stock redeemed. A U.S. holder's adjusted tax basis in its Common Stock will equal the U.S. holder's acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Common Stock treated as a return of capital. Any such capital gain or loss will be long-term capital gain or loss if the U.S. holder's holding period for the Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Common Stock (shares of Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Non-U.S. holders

        This section applies to you if you are a "Non-U.S. holder." A Non-U.S. holder is a beneficial owner of our Common Stock who or that is not a "U.S. holder", as defined above.

        Taxation of Distributions.    If our redemption of a Non-U.S. holder's shares of Common Stock is treated as distribution, as discussed above under the section entitled "Redemption of Common Stock," to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. holder's conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder's adjusted tax basis in its shares of our Common Stock and, to the extent such distribution exceeds the Non-U.S. holder's adjusted tax basis, as gain realized from the sale or other disposition of the Common Stock, which will be treated as described below under the section entitled "Non-U.S. holders—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock."

        The withholding tax does not apply to dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional "branch profits tax" imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

        Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.    If our redemption of a Non-U.S. holder's shares of Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled "Redemption of Common Stock," a Non-U.S. holder will not be subject to U.S. federal income or withholding tax in respect of gain recognized (determined as the excess of the amount realized over the holder's basis in its Common Stock), unless:

  •
  the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder);

  •
  such Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a "tax home" in the United States;

  •
  we are or have been a "United States real property holding corporation" for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Common Stock.

        Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional "branch profits tax" at a thirty percent (30%) rate (or lower treaty rate). If the second bullet point applies to a Non-U.S. holder, such Non-U.S. holder will be subject to U.S. tax on such Non-U.S. holder's net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%).

        If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other disposition of shares of our Common Stock will be subject to tax at applicable U.S. federal income tax rates. In addition, a buyer of our Common Stock (we would be treated as a buyer with respect to a redemption of Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. We believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the Business Combination is completed.

        Information Reporting and Backup Withholding.    Information returns will be filed with the IRS in connection with payments resulting from our redemption of shares of Common Stock. A Non-U.S. holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well.

        Backup withholding of tax (currently at a rate of 28%) may also apply to cash payments to which a U.S. holder is entitled in connection with our redemption of shares of Common Stock, unless the U.S. holder or other payee (i) is a corporation or is otherwise exempt from backup withholding and demonstrates this fact in a manner satisfactory to the paying agent or (ii) provides a taxpayer identification number, certifies that such number is correct, and otherwise complies with the backup withholding rules. Each U.S. holder should complete and sign, under penalty of perjury, a Form W-9 included as part of the letter of transmittal and return it to the paying agent, in order to provide the information and certification necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying agent.

        The amount of any backup withholding from a payment to a U.S. holder or a Non-U.S. holder will be allowed as a credit against such holder's U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

        FATCA Withholding Taxes.    Provisions commonly referred to as "FATCA" impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Common Stock to "foreign financial institutions" (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed series of IRS Form W-8 and accompanying documentation). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisers regarding the effects of FATCA on a redemption of Common Stock.

Nasdaq Rules and Vote Required for Approval

        The Business Combination is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals at the Special Meeting.

        We are seeking shareholder approval of the Business Combination to comply with Nasdaq Listing Rules 5635(a). Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of Common Stock (or securities convertible into or exercisable for Common Stock); or (B) the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the stock or securities. Collectively, the Company may issue 20% or more of our outstanding Common Stock or 20% or more of the voting power, in each case outstanding before the issuance, pursuant to the issuance of Common Stock in connection with the Business Combination, including the issuance of the Common Stock as part of the Merger Consideration, the Earnout Shares and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

        In order to establish a quorum for purposes of the Business Combination Proposal, holders of at least a majority of the outstanding shares of Common Stock must be present at the Special Meeting in person or by proxy. This Business Combination Proposal (and consequently, the Merger Agreement and the Business Combination, including the Mergers and the Stock Issuances) will be adopted and approved only if the holders of at least a majority of the shares of our Common Stock present in person or by proxy entitled to vote thereon at the Special Meeting vote "FOR" the Business Combination Proposal. Accordingly, a Company stockholder's failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Business Combination Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have the same effect as a vote "AGAINST" the Business Combination Proposal.

        The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Charter Amendment Proposals. The Adjournment proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

        Our Sponsors, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, officers and directors own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. The Founder Shares are subject to transfer restrictions.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT OUR STOCKHOLDERS VOTE "FOR"
THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2—APPROVAL OF AMENDMENTS TO CURRENT CERTIFICATE TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK

Overview

        Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve an amendment to our current certificate of incorporation, which is, in the judgment of our Board, necessary to consummate the Business Combination and adequately address the needs of the post-combination company.

        There currently are 19,210,000 shares of Common Stock, par value $0.0001 per share, of the Company, issued and outstanding, including 15,000,000 shares of Common Stock originally sold as units as part of the IPO and 4,210,000 shares of Common Stock that were initially issued as units to our Sponsors and underwriters or purchased as units by our Sponsors and underwriters prior to our IPO. There are currently no shares of Company preferred stock issued and outstanding. In the Business Combination, assuming no adjustments pursuant to the terms of the Merger Agreement, we expect to issue approximately 10,000,000 shares of Common Stock to Seller.

        The additional amendment would increase our total number of authorized shares of all classes of Common Stock from 35,000,000 shares to 100,000,000 shares and increase the total number of shares of all classes (including the Company's preferred stock) from 36,000,000 to 101,000,000.

Reasons for the Amendments

        The amendment is intended to provide adequate authorized share capital to: (i) accommodate the issuance of shares of Common Stock as consideration payable to Seller in connection with the Business Combination, as well as reserving for issuance shares of Common Stock pursuant to the future conversion of outstanding warrants and/or Series A Preferred Stock into shares of Common Stock, the issuance of Earn-Out Shares pursuant to the Merger Agreement and the issuance of shares of Common Stock pursuant to the Incentive Plan; and (ii) to provide flexibility for future issuances of Common Stock if determined by the Board to be in the best interests of the post-combination company without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Comparison of Current Certificate to Proposed Certificate

        The following table sets forth a summary of the change proposed to be made between our current certificate of incorporation and the proposed certificate of incorporation. This summary is qualified by reference to the complete text of the proposed certificate of incorporation, a copy of which is attached to this proxy statement as Exhibit B to Annex B. All stockholders are encouraged to read the proposed certificate of incorporation in its entirety for a more complete description of its terms.

	Current Certificate	Proposed Certificate
ARTICLE IV	The current certificate provides as follows:	Section 4.1 shall be revised and restated in its entirety as follows:

Section 4.1—Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 36,000,000 shares, consisting of 35,00,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and 1,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").
Section 4.1—Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 101,000,000 shares, consisting of 100,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and 1,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

Vote Required for Approval

        The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting is required to approve this Proposal No. 2. Abstentions or the failure to vote on Proposal No. 2 will have the same effect as a vote "AGAINST" Proposal No. 2.

        This Proposal No. 2 is conditioned upon the approval and completion of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 2 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
OUR STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 2.

 PROPOSAL NO. 3—CLASSIFICATION OF THE BOARD OF DIRECTORS

Overview

        Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve the reclassification of the Board. Our current certificate of incorporation provides that our Board be divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term.

        In connection with the Business Combination, our Board will be reconstituted and initially comprised of seven members. Our Board believes it is in the best interests of the Company for the Board to be classified into three classes instead of two, each comprising as nearly as possible one-third of the directors to serve three-year terms; provided that the term of the initial Class I Directors shall expire at the annual meeting of the stockholders of the Company held in 2019, the term of the initial Class II Directors shall expire at the annual meeting of the stockholders of the Company held in 2020 and the term of the initial Class III Directors shall expire at the annual meeting of the stockholders of the Company held in 2021.

        Furthermore, subject to the Investor Rights Agreement, any vacancies which occur during the year may be filled by the Board to serve for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

Reasons for the Amendments

        The addition of a third class of directors is intended to encourage experience and leadership stability on the Board of the post-combination company. The Board believes that providing for a third class of directors will assure desirable continuity in leadership and policy following the Business Combination.

Comparison of Current Certificate to Proposed Certificate

        The following table sets forth a summary of the change proposed to be made between our current certificate of incorporation and the proposed certificate of incorporation. This summary is qualified by reference to the complete text of the proposed certificate of incorporation, a copy of which is attached to this proxy statement as Exhibit B of Annex B. All stockholders are encouraged to read the proposed certificate of incorporation in its entirety for a more complete description of its terms.

	Current Certificate	Proposed Certificate
ARTICLE V	The current certificate provides as follows:	Section 5.2(b) shall be revised and restated in its entirety as follows:

Section 5.2(b)—Subject to Section 5.5 hereof, the Board shall be divided into two classes, as nearly equal in number as possible, and designated Class I and Class II. The Board is authorized to assign members of the Board already in office to Class I or Class II. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate and the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate. At each annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a two-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.
Section 5.2(b)—Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors shall expire at the annual meeting of the stockholders of the Corporation held in 2019, the term of the initial Class II Directors shall expire at the annual meeting of the stockholders of the Corporation held in 2020 and the term of the initial Class III Directors shall expire at the annual meeting of the stockholders of the Corporation held in 2021. At each annual meeting of the stockholders of the Corporation, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

Vote Required for Approval

        The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting is required to approve this Proposal No. 3. Abstentions or the failure to vote on Proposal No. 3 will have the same effect as a vote "AGAINST" Proposal No. 3.

        This Proposal No. 3 is conditioned upon the approval and completion of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 3 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
OUR STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 3.

 PROPOSAL NO. 4—APPROVAL OF AMENDMENTS TO CURRENT CERTIFICATE TO CHANGE THE STOCKHOLDER VOTE REQUIRED TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY

Overview

        Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve additional amendments to our current certificate of incorporation, which are in the judgment of our Board, necessary to adequately address the needs of the post-combination company.

        The additional amendments would require the approval by affirmative vote of the holders of at least two-thirds of the common stock of the post-combination company to make any amendment to certain provisions of the post-combination company certificate of incorporation, including any amendments to Section 5.2 (Number, Election and Term), Section 7.1 (Meetings), Section 7.3 (Action by Written Consent), Article VI (Bylaws), Article VIII (Limited Liability; Indemnification), Article IX (Business Opportunities), Article X (Corporate Opportunity) and Article XI (Amendment of Second Amended and Restated Certificate of Incorporation) of the certificate of incorporation. Further, as per the proposed amendments to the current certificate of incorporation, any changes to Section 2.5(d) (Required Vote) and Section 9.15 (Amendments) of the bylaws would require the approval of shareholders in accordance with the Company's bylaws.

Reasons for the Amendments

        The amendments are intended to protect key provisions of the proposed certificate of incorporation from arbitrary amendment and to prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders or making changes to provisions that are intended to protect all stockholders.

Comparison of Current Certificate to Proposed Certificate

        The following table sets forth a summary of the changes proposed to be made between our current certificate of incorporation and the proposed certificate of incorporation. This summary is qualified by reference to the complete text of the proposed certificate of incorporation, a copy of which is attached to this proxy statement as Exhibit B of Annex B. All stockholders are encouraged to read the proposed certificate of incorporation in its entirety for a more complete description of its terms.

	Current Certificate	Proposed Certificate
ARTICLE VI	The current certificate provides as follows:	Article VI will be amended and restated in its entirety as follows:
	ARTICLE VI BYLAWS	ARTICLE VI BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any of the Board that would have been valid if such Bylaws had not been adopted.
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws, other than Sections 2.5(d) and Section 9.15, which may be amended, altered or repealed only as set forth in Section 9.15 of the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

	Current Certificate	Proposed Certificate
ARTICLE XI	The current certificate provides as follows:	Article XI shall be revised and restated in its entirety as follows:
	ARTICLE XI AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	ARTICLE XI AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate or any Preferred Stock Designation, in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Amended and Restated Certificate may be amended only as provided therein.
Subject to the Investor Rights Agreement, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate or any Preferred Stock Designation, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI. Notwithstanding the foregoing and/or anything contained in this Second Amended and Restated Certificate to the contrary, Sections 5.2, 7.1 and 7.3 and Articles VI, VIII, IX, X and this Article XI may not be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least two-thirds of the voting power of the stock of the Corporation entitled to vote thereon, voting together as a single class.

Vote Required for Approval

        The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting is required to approve this Proposal No. 4. Abstentions or the failure to vote on Proposal No. 4 will have the same effect as a vote "AGAINST" Proposal No. 4.

        This Proposal No. 4 is conditioned upon the approval and completion of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 4 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
OUR STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 4.

PROPOSAL NO. 5—APPROVAL OF AMENDMENTS TO CURRENT CERTIFICATE TO ELECT NOT TO BE GOVERNED BY SECTION 203 OF THE DGCL

Overview

        Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve an additional amendment to our current certificate of incorporation, which, in the judgment of our Board, is necessary to adequately address the needs of the post-combination company.

        The additional amendment would cause the post-combination company not to be governed by Section 203 of the DGCL and, instead, include a provision in our certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes our Sponsors, Oaktree Capital and IEA Parent and each of their respective successors, affiliates and transferees from the definition of "interested stockholder," and to make certain related changes.

Reasons for the Amendments

        The amendment is intended to shield stockholders from the coerciveness of front-end loaded two-tier offers by preventing the offeror from effecting the second step of the offer unless the target's board of directors approves such transaction.

        The post-combination company will not be subject to Section 203 of the DGCL, an anti-takeover law. Section 203 is a default provision of the DGCL that prohibits a publicly held Delaware corporation from engaging in a business combination, such as a merger, with "interested stockholders" (a person or group owning fifteen percent (15%) or more of the corporation's voting stock) for three years following the date that a person becomes an interested stockholder, unless (i) before such stockholder becomes an "interested stockholder," the Board approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons), or (iii) at the time or after the stockholder became an interested stockholder, the Board and at least two-thirds (66 2/3%) of the disinterested outstanding voting stock of the corporation approves the transaction. While Section 203 is the default provision under the DGCL, the DGCL allows companies to opt out of Section 203 of the DGCL by including a provision in the certificate of incorporation expressly electing not to be governed by Section 203 of the DGCL.

        The Board has elected to opt out of Section 203, but the Board believes that it is in the best interests of stockholders to have protections similar to those afforded by Section 203. These provisions will encourage any potential acquirer to negotiate with the Board and therefore provides an opportunity to possibly obtain a higher purchase price than would otherwise be offered in connection with a proposed acquisition of the post-combination company. Such provisions may make it more difficult for an acquirer to consummate certain types of unfriendly or hostile corporate takeovers or other transactions involving the Company that have not been approved by the Board. The Board believes that while such provisions will provide some measure of protection against an interested stockholder that is proposing a two-tiered transaction structure that is unduly coercive, it would not ultimately prevent a potential takeover that enjoys the support of stockholders and will also help to prevent a third party from acquiring "creeping control" of the Company without paying a fair premium to all stockholders. Thus, the Board has determined that the provisions included in Article IX, as amended, are in the best interests of the post-combination company.

        Our certificate of incorporation, as amended, will contain provisions that have the same effect as Section 203, except that they provide that our Sponsors, Oaktree Capital and IEA Parent and certain of their respective affiliates and transferees will not be deemed to be "interested stockholders,"

regardless of the percentage of our voting stock owned by them, and accordingly will not be subject to such restrictions. The Board has determined to exclude our Sponsors, Oaktree Capital and IEA Parent and certain of their respective affiliates and transferees from the definition of "interested stockholder," because these parties currently hold voting power in excess of and/or immediately following the Business Combination these parties will hold voting power in excess of the 15% threshold under Section 203, such that "creeping control" without paying a fair premium to all stockholders, which Section 203 of the DGCL is intended to prevent, would not be applicable to our Sponsors, Oaktree Capital and IEA Parent and certain of their respective affiliates and transferees.

Comparison of Current Certificate to Proposed Certificate

        The following table sets forth a summary of the changes proposed to be made between our current certificate of incorporation and the proposed certificate of incorporation. This summary is qualified by reference to the complete text of the proposed certificate of incorporation, a copy of which is attached to this proxy statement as Exhibit B of Annex B. All stockholders are encouraged to read the proposed certificate of incorporation in its entirety for a more complete description of its terms.

	Current Certificate	Proposed Certificate
ARTICLE IX	There is no applicable language in the current certificate.	Article IX shall be replaced in the current certificate with the following:

Section 9.1—Opt Out of DGCL 203. The Corporation elects pursuant to this Second Amended and Restated Certificate to no longer be governed by Section 203 of the DGCL and this Section 9.1 shall become effective twelve months following the date of this Second Amended and Restated Certificate in accordance with Section 203(c) of the DGCL, at which time the provisions of Section 9.2 hereof shall become effective.

Section 9.2—Limitations on Business Combinations. Twelve months following the date of this Second Amended and Restated Certificate this Section 9.2 shall become effective. Thereafter, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation's Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act (as defined below), with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:
(a) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; or

Current Certificate	Proposed Certificate
(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by

(i) persons who are directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c) at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
Section 9.3—Definitions. For the purposes of this Article IX:
(a) "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b) "associate," when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

Current Certificate	Proposed Certificate
(c) "business combination," when used in reference to the Corporation and any interested stockholder, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (1) with the interested stockholder, or (2) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 9.2 is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of any corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

Current Certificate	Proposed Certificate

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (2) pursuant to a merger under Section 251(g) of the General Corporation Law; (3) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (4) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (5) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (1) - (5) of this subsection 0 shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

Current Certificate	Proposed Certificate

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections 0 - 0 above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(d) "control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

Current Certificate	Proposed Certificate
(e) "interested stockholder" means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (1) the Sponsor Holder (as defined below), the Investor Holder (as defined below) or their respective transferees (other than in connection with a public offering) and designated by the Investor Holder or Sponsor Holder, as applicable, as being excluded as an interested shareholder or (2) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (2) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of "owner" below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

Current Certificate	Proposed Certificate
(f) "owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:
(i) beneficially owns such stock, directly or indirectly; or

(ii) has (1) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (2) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (2) of subsection above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(g) "person" means any individual, corporation, partnership, unincorporated association or other entity.

Current Certificate	Proposed Certificate
(h) "stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(i) "voting stock" means stock of any class or series entitled to vote generally in the election of directors.

Vote Required for Approval

        The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting is required to approve this Proposal No. 5. Abstentions or the failure to vote on Proposal No. 5 will have the same effect as a vote "AGAINST" Proposal No. 5.

        This Proposal No. 5 is conditioned upon the approval and completion of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 5 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
OUR STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 5.

PROPOSAL NO. 6—APPROVAL OF ADDITIONAL AMENDMENTS TO CURRENT CERTIFICATE IN CONNECTION WITH THE BUSINESS COMBINATION

Overview

        Assuming the Business Combination Proposal is approved, our stockholders are also being asked to approve certain amendments to our current certificate of incorporation, which are, in the judgment of our Board, necessary to adequately address the needs of the post-combination company.

        The additional amendments effect the following:

  •
  change the post-combination company's name to Infrastructure and Energy Alternatives, Inc.;

  •
  provide that the post-combination company's obligation to indemnify and advance expenses to directors and officers of the post-combination company is primary;

  •
  delete the prior provisions under Article IX (Business Combination Requirements; Existence) of the current certificate of incorporation; and

  •
  correct typographical errors and reflect that the certificate of incorporation of the post-combination company will be the Second Amended and Restated Certificate of Incorporation.

Reasons for the Amendments

        These additional amendments to the certificate of incorporation of the post-combination company and the reasons for each of them are:

  •
  Amending Article I to change the post-combination company's name to "Infrastructure and Energy Alternatives, Inc." Previously, the Company's name was M III Acquisition Corp. The Board believes the name of the post-combination company should more closely align with the name of the existing operating business and therefore has proposed the name change.

  •
  Amending Article VII to provide that special meetings of stockholders of the Company may be called only in the manner set forth in the bylaws.

  •
  Amending Article VIII to provide that the post-combination company's obligation to indemnify and advance expenses to directors and officers of the post-combination company is primary and the obligations of any other entity to indemnify or advance expenses to such directors and officers is secondary. The Board believes that this addition appropriately clarifies the obligation of the Company in regards to indemnification and advancement of expenses and believes that these measures will help to ensure that the post-combination company will be able to attract and retain qualified directors, officers, employees and agents.

  •
  Deleting Article IX to eliminate provisions specific to our status as a blank check company. This deletion is desirable because these provisions will serve no purpose following the Business Combination. For example, these proposed amendments remove the requirement to dissolve the Company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for corporations, and the Board believes it is the most appropriate period for the post-combination company following the Business Combination. In addition, certain provisions in Article IX of our current certificate of incorporation require that proceeds from the Company's IPO be held in the Trust Account until a business combination or liquidation of the Company has occurred. These provisions would restrict our ability to pursue the Business Combination with IEA and the related financings, among other things.

Comparison of Current Certificate to Proposed Certificate

        The following table sets forth a summary of the changes proposed to be made between our current certificate of incorporation and our proposed certificate of incorporation. This summary is qualified by reference to the complete text of the proposed certificate of incorporation, a copy of which is attached to this proxy statement as Exhibit B of Annex B.

	Current Certificate	Proposed Certificate
ARTICLE I	The current certificate provides as follows:	Article I shall be revised and restated in its entirety as follows:
	ARTICLE I NAME	ARTICLE I NAME
	The name of the corporation is M III Acquisition Corp. (the "Corporation")	The name of the corporation is Infrastructure and Energy Alternatives, Inc. (the "Corporation")
ARTICLE VII	The current certificate provides as follows:	Section 7.1 shall be revised and restated in its entirety as follows:

Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer or President of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the stockholders shall have no right to call a special meeting.
Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only in the manner set forth in the Bylaws.

Our amended and restated bylaws will provide that, subject to the rights of the holders of any outstanding series of preferred stock of the Company, and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by (i) the Chairman of the Board or the Chief Executive Officer, (ii) the Board pursuant to a resolution adopted by a majority of the Board, (iii) a Sponsor Designee (as defined in the Investor Rights Agreement so long as the Sponsor Minimum Condition (as defined in the Investor Rights Agreement) is satisfied or (iv) a GFI Designee (as defined in the Investor Rights Agreement) so long as the Seller Minimum Condition (as defined in the Investor Rights Agreement) is satisfied.

	Current Certificate	Proposed Certificate
ARTICLE VIII	The current certificate provides as follows:	Section 8.2(e) shall be added in its entirety as follows:
	There is no applicable language in the current certificate.	Section 8.2(e)—In all events, the Corporation hereby agrees that (i) its obligation to an Indemnitee to provide advancement and/or indemnification to such Indemnitee is primary, (ii) any obligation of the Investor Holder (as defined below) or Sponsor Holder (as defined below) to provide advancement or indemnification hereunder or under any other indemnification agreement (whether pursuant to contract, bylaws or charter), or any obligation of an insurer of the Investor Holder or Sponsor Holder to provide insurance coverage, for the same expenses, liabilities, judgements, penalties, fines and amount paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, liabilities, judgements, penalties, fines and amounts paid in settlement) incurred by such Indemnitee are secondary and subsequent to the foregoing obligations of the Corporation and (iii) if the Investor Holder or Sponsor Holder pays or causes to be paid, for any reason, any amounts otherwise indemnifiable, hereunder or under any other indemnification agreement (whether pursuant to contract, bylaws or charter) with such Indemnitee, then (x) the Investor Holder or Sponsor Holder (as the case may be), shall be fully subrogated to all rights of such Indemnitee with respect to such payment and (y) the Corporation shall fully indemnify, reimburse and hold harmless the Investor Holder or Sponsor Holder (as the case may be), for all such payments actually made by the Investor Holder or Sponsor Holder (as the case may be).

	Current Certificate	Proposed Certificate
ARTICLE IX	The current certificate provides as follows:	The proposed certificate will not include provisions similar to Article IX (Business Combination Requirements; Existence) of the current certificate.
Section 9.1 General.

(a) The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation's initial Business Combination and no amendment to this Article IX shall be effective (i) prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock or (ii) in connection with the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least a majority of the then outstanding shares of Common Stock.

Current Certificate	Proposed Certificate
(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters' over-allotment option) and certain other amounts specified in the Corporation's registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on April 19, 2016, as amended (the "Registration Statement"), shall be deposited in a trust account (the "Trust Account"), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 24 months from the closing of the Offering and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders' rights or pre-Business Combination activity (as described in Section 9.7), with it being understood that funds held in the Trust Account may be released to fund the first to occur of such transactions. Holders of shares of the Corporation's Common Stock included as part of the units sold in the offering (the "Offering Shares") (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of M III Sponsor I LLC or M III Sponsor I LP, (collectively, the "Sponsor") or officers or directors of the Corporation) are referred to herein as "Public Stockholders."

Current Certificate	Proposed Certificate
Section 9.2 Redemption and Repurchase Rights.
(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed or repurchased upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed or repurchased pursuant to such Sections, the "Redemption Rights") hereof for cash equal to the applicable redemption or repurchase price per share determined in accordance with Section 9.2(b) hereof (the "Redemption Price"); provided, however, that the Corporation shall not redeem or repurchase Offering Shares to the extent that such redemption or repurchase would result in the Corporation having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of less than $5,000,001 upon the consummation of an initial Business Combination (such limitation hereinafter called the "Redemption Limitation"). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering or otherwise.

Current Certificate		Proposed Certificate
(b)	(i) Repurchase Rights. Unless the Corporation offers to redeem the Offering Shares as described in Section 9.2(b)(ii), it shall offer to repurchase the Offering Shares pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (such rules and regulations hereinafter called the "Tender Offer Rules") which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the Securities and Exchange Commission that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (such rules and regulations hereinafter called the "Proxy Solicitation Rules"), even if such information is not required under the Tender Offer Rules. If the Corporation offers to repurchase the Offering Shares (and has not otherwise withdrawn the tender offer), the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to, subject to the Redemption Limitation, the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the date of the commencement of the tender offer, including interest (which interest shall be net of taxes payable), by (ii) the total number of then outstanding Offering Shares.

Current Certificate	Proposed Certificate
(ii) Redemption Rights. If a stockholder vote is required by law to approve the proposed initial Business Combination or the Corporation decides to hold a stockholder vote on the proposed initial Business Combination for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares at a Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights (irrespective of whether they voted in favor or against the initial Business Combination) equal to, subject to the Redemption Limitation, the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest (which interest shall be net of taxes payable), by (b) the total number of then outstanding Offering Shares.

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a "group" (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to no more than 20% of the Offering Shares.

Current Certificate	Proposed Certificate
(d) In the event that the Corporation has not consummated a Business Combination within 24 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to the Corporation's obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b)(i), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Current Certificate	Proposed Certificate
Section 9.3 Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b) Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c) The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Corporation's Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4 Share Issuances. Prior to the consummation of the Corporation's initial Business Combination, the Corporation shall not issue any additional shares of capital stock or any securities convertible into capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on an initial Business Combination.

Current Certificate	Proposed Certificate
Section 9.5 Transactions with Affiliates. In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent investment banking firm or a qualified independent accounting firm that such Business Combination is fair to the Corporation from a financial point of view.
Section 9.6 No Transactions with Other Blank Check Companies. The Corporation shall not enter into a Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation's obligation to redeem 100% of the Offering Shares if the Corporation has not consummated a Business Combination within 24 months from the date of the Closing or to engage in a tender offer or redemption offer in connection with a Business Combination, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Offering Shares. The Corporation's ability to provide such opportunity is subject to the Redemption Limitation.

Vote Required for Approval

        The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting is required to approve this Proposal No. 6. Abstentions or the failure to vote on Proposal No. 6 will have the same effect as a vote "AGAINST" Proposal No. 6.

        This Proposal No. 6 is conditioned upon the approval and completion of the Business Combination Proposal. If the Business Combination Proposal is not approved, this Proposal No. 6 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
OUR STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 6.

PROPOSAL NO. 7—APPROVAL OF THE INCENTIVE PLAN, INCLUDING THE AUTHORIZATION OF THE INITIAL SHARE RESERVE UNDER THE INCENTIVE PLAN AND ALSO FOR PURPOSES OF COMPLYING WITH SECTION 162(M) OF THE CODE

Overview

        In connection with the Business Combination, we intend to adopt the Incentive Plan. The following is a summary of certain terms and conditions of the Incentive Plan. This summary is qualified in its entirety by reference to the Incentive Plan, which is attached as Annex C to this proxy statement. You are encouraged to read the entirety of the Incentive Plan.

Summary of the Incentive Plan

        Administration.    The compensation committee of our board of directors (or subcommittee thereof, if necessary for Section 162(m) of the Code) (the "compensation committee") will administer the Incentive Plan. The compensation committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the Incentive Plan and to adopt, alter and repeal rules, guidelines and practices relating to the Incentive Plan. The compensation committee will have full discretion to administer and interpret the Incentive Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

        Eligibility.    Any current or prospective employees, directors, officers, consultants or advisors of the Company or its affiliates who are selected by the compensation committee will be eligible for awards under the Incentive Plan. The compensation committee will have the sole and complete authority to determine who will be granted an award under the Incentive Plan.

        Number of Shares Authorized.    The Incentive Plan provides for an aggregate of [            ] shares of our Common Stock. No more than [            ] shares of our Common Stock may be issued with respect to incentive stock options under the Incentive Plan. The maximum grant date fair value of cash and equity awards that may be awarded to a non-employee director under the Incentive Plan with respect to any one fiscal year will be $[            ], provided that this limit shall not apply with respect to restricted stock units granted to a non-employee director in lieu of director cash compensation or committee or board fees or with respect to an initial equity award in connection with such directors appointment to the board. If any award granted under the Incentive Plan expires, terminates, or is canceled or forfeited without being settled or exercised, or if a stock appreciation right is settled in cash or otherwise without the issuance of shares, shares of our Common Stock subject to such award will again be made available for future grants. In addition, if any shares are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, such shares will again be available for grants under the Incentive Plan.

        Change in Capitalization.    If there is a change in our capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of our Common Stock or other relevant change in capitalization or applicable law or circumstances, such that the compensation committee determines that an adjustment to the terms of the Incentive Plan (or awards thereunder) is necessary or appropriate, then the compensation committee shall make adjustments in a manner that it deems equitable. Such adjustments may be to the number of shares reserved for issuance under the Incentive Plan, the number of shares covered by awards then outstanding under the Incentive Plan, the limitations on awards under the Incentive Plan, or the exercise price of outstanding options, or such other equitable substitution or adjustments as it may determine appropriate.

        Awards Available for Grant.    The compensation committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards or any combination of the foregoing. Awards may be granted under the Incentive Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines, which are referred to herein as "Substitute Awards."

        Stock Options.    The compensation committee will be authorized to grant options to purchase shares of our Common Stock that are either "qualified," meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or "non-qualified," meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the Incentive Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an "incentive stock option." Options granted under the Incentive Plan will be subject to the terms and conditions established by the compensation committee. Under the terms of the Incentive Plan, the exercise price of the options will not be less than the fair market value of our Common Stock at the time of grant (except with respect to Substitute Awards). Options granted under the Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the compensation committee and specified in the applicable award agreement. The maximum term of an option granted under the Incentive Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder), provided that if the term of a non-qualified option would expire at a time when trading in the shares of our Common Stock is prohibited by the Company's insider trading policy, the option's term shall be extended automatically until the 30th day following the expiration of such prohibition (as long as such extension shall not violate Section 409A of the Code). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or by delivery of shares of our Common Stock valued at the fair market value at the time the option is exercised, provided that such shares are not subject to any pledge or other security interest, or by such other method as the compensation committee may permit in its sole discretion, including (i) by delivery of other property having a fair market value equal to the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares of our Common Stock at such time, by means of a broker-assisted cashless exercise mechanism or (iii) by means of a "net exercise" procedure effected by withholding the number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of Common Stock will be settled in cash.

        Stock Appreciation Rights.    The compensation committee will be authorized to award SARs under the Incentive Plan. SARs will be subject to the terms and conditions established by the compensation committee. A SAR is a contractual right that allows a participant to receive, in the form of either cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the Incentive Plan may include SARs, and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. Except as otherwise provided by the compensation committee (in the case of Substitute Awards or SARs granted in tandem with previously granted options), the strike price per share of our Common Stock underlying each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant and the maximum term of a SAR granted under the Incentive Plan will be ten years from the date of grant. The remaining terms of each grant of SARs shall be established by the compensation committee and reflected in the award agreement.

        Restricted Stock.    The compensation committee will be authorized to grant restricted stock under the Incentive Plan, which will be subject to the terms and conditions established by the compensation committee. Restricted stock is Common Stock that is generally non-transferable and is subject to other restrictions determined by the compensation committee for a specified period. Any accumulated dividends will be payable at the same time that the underlying restricted stock vests.

        Restricted Stock Unit Awards.    The compensation committee will be authorized to grant restricted stock unit awards, which will be subject to the terms and conditions established by the compensation committee. A restricted stock unit award, once vested, may be settled in a number of shares of our Common Stock equal to the number of units earned, or in cash equal to the fair market value of the number of shares of our Common Stock, earned in respect of such restricted stock unit award of units earned, at the election of the compensation committee. Restricted stock units may be settled at the expiration of the period over which the units are to be earned or at a later date selected by the compensation committee. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by us of dividends on shares of our Common Stock, either in cash or, at the sole discretion of the compensation committee, in shares of our Common Stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the compensation committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the compensation committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time that the underlying restricted stock units are settled.

        Other Stock-Based Awards.    The compensation committee will be authorized to grant awards of unrestricted shares of our Common Stock, rights to receive grants of awards at a future date or other awards denominated in shares of our common stock under such terms and conditions as the compensation committee may determine and as set forth in the applicable award agreement.

        Effect of a Change in Control.    Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a participant and us, in the event that a participant's employment or service is involuntarily terminated other than for cause (and other than due to death or disability) within the 12-month period following a change in control then the compensation committee may provide, (i) all then-outstanding options and SARs will become immediately exercisable as of such participant's date of termination with respect to all of the shares subject to such option or SAR; and/or (ii) the restricted period shall expire as of such participant's date of termination with respect to all of the then-outstanding shares of restricted stock or restricted stock units (including without limitation a waiver of any applicable Performance Goals); provided that, in the case of any award whose vesting or exercisability is otherwise subject to the achievement of performance conditions, the portion of such award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of target performance as determined by the compensation committee and prorated for the number of days elapsed from the grant date of such award through the date of termination. In addition, the compensation committee may in its discretion and upon at least ten days' notice to the affected persons, cancel any outstanding award and pay the holders, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share of our Common Stock received or to be received by other stockholders of the Company in the event. Notwithstanding the above, the compensation committee shall exercise such discretion over the timing or settlement of any award subject to Section 409A of the Code at the time such award is granted.

        Nontransferability.    Each award may be exercised during the participant's lifetime by the participant or, if permissible under applicable law, by the participant's guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the compensation committee permits the award to be transferred to a permitted transferee (as defined in the Incentive Plan).

        Amendment.    The Incentive Plan will have a term of ten years. The board of directors may amend, suspend or terminate the Incentive Plan at any time, subject to stockholder approval if necessary to comply with any tax, NASDAQ or other applicable regulatory requirement. No amendment, suspension or termination will materially and adversely affect the rights of any participant or recipient of any award without the consent of the participant or recipient.

        The compensation committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted will not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without stockholder approval, (i) no amendment or modification may reduce the option price of any option or the strike price of any SAR, (ii) the compensation committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) or cancel any SAR and replace it with a new SAR (with a lower strike price) or other award or cash in a manner that would be treated as a repricing (for compensation disclosure or accounting purposes) and (iii) the compensation committee may not take any other action considered a repricing for purposes of the stockholder approval rules of the applicable securities exchange on which our Common Stock are listed. However, stockholder approval is not required with respect to clauses (i), (ii), and (iii) above with respect to certain adjustments on changes in capitalization. In addition, none of the requirements described in the preceding clauses (i), (ii), and (iii) can be amended without the approval of our stockholders.

U.S. Federal Income Tax Consequences

        The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the Incentive Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

        Stock Options.    Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise will be an "item of tax preference," which may give rise to "alternative minimum tax" liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

        No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option ("a non-qualified stock option"). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant's tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same excess amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.

        SARs.    No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Restricted Stock.    A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        Restricted Stock Units.    A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

        New 2017 Plan Benefits.    Grants under the Incentive Plan will be made at the discretion of the compensation committee. The grants under the Incentive Plan are not yet determinable. The value of the awards granted under the Incentive Plan will depend on a number of factors, including the fair market value of our ordinary shares on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved.

        Effective Date; Term.    We expect the Incentive Plan to be effective upon the completion of the Business Combination. No award will be granted under the Incentive Plan on or after the tenth anniversary of the Incentive Plan becoming effective. Any award outstanding under the Incentive Plan at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.

Vote Required for Approval

        The approval of the Incentive Plan requires the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Abstentions will have the same effect as a vote "AGAINST" this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE INCENTIVE PLAN.

PROPOSAL NO. 8—THE ADJOURNMENT PROPOSAL

Overview

        The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals, but no other proposal if the Business Combination Proposal and the Charter Amendment Proposals are approved.

Consequences if the Adjournment Proposal is Not Approved

        If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals.

Vote Required for Approval

        The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of our Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Abstentions will have the same effect as a vote "AGAINST" this proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY PRIOR TO THE BUSINESS COMBINATION

        We are a blank check company incorporated in August 2015 as a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a "business combination." Prior to our entering into the Merger Agreement, our acquisition and value creation strategy was to identify, acquire and, after an initial business combination, to build a company in an industry or sector that complements the experience of our management team and can benefit from our operational expertise. Our acquisition selection process has leveraged our team's network of potential transaction sources, ranging from owners and directors of private and public companies, private equity funds, investment bankers, lenders, attorneys, accountants and other trusted advisors across various sectors. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, we are a "shell company" as defined under the Exchange Act because we have no operations and nominal assets consisting solely of cash and/or cash equivalents.

        On July 6, 2016, we consummated our IPO of 15,000,000 units of the Company. Each such unit consists of one share of Common Stock and one warrant (exercisable to purchase one-half of one share of Common Stock). The units were sold at $10.00 per share, generating gross proceeds of $150,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of 460,000 units at a price of $10.00 per unit in a private placement to our Sponsors and to Cantor Fitzgerald, the lead underwriter in the IPO, generating gross proceeds of $4,600,000.

        Following the closing of the IPO and the private placement on July 12, 2016, an amount of $150,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the private placement was placed in the Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee, which funds may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government obligations. The funds will remain in the Trust Account until the earlier of (i) the consummation of the initial business combination or (ii) the distribution of the Trust Account. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company's current certificate of incorporation provides that, other than the withdrawal of interest to pay taxes and up to $50,000 of interest to pay dissolution expenses, if any, none of the funds held in the Trust Account will be released until the earliest of: (i) the completion of the initial business combination, (ii) the redemption of 100% of the public shares if the Company is unable to complete its initial business combination by July 12, 2018 (subject to the requirements of law) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the current certificate of incorporation relating to stockholders' rights or pre-business combination activity, with it being understood that funds held in the Trust Account may be released to fund the first to occur of such transactions.

        On November 3, 2017, we entered into the Merger Agreement, by and among the Company, IEA Services, Merger Sub I, Merger Sub II, Seller, Oaktree, solely in its capacity as the representative of Seller, and, solely for purposes of certain sections therein, the Sponsors. The Merger Agreement provides that, among other things, Merger Sub I will merge with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, this surviving entity will merge with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company. For more information about the transactions contemplated in the Merger Agreement, please see the section entitled "Proposal No. 1—Approval of the Business Combination." A copy of the Merger Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 are attached to this proxy statement as Annex A, Annex B, Annex C and Annex D, respectively.

        Our Common Stock, warrants and units are each traded on NASDAQ under the symbols "MIII," "MIIIW" and "MIIIU," respectively. Our Common Stock and warrants commenced public trading on August 24, 2016. Upon the Closing, our Common Stock and warrants will continue to trade on NASDAQ under the symbols "IEA" and "IEAW", respectively. From and after such Closing, our units (comprised of one share of Common Stock and one warrant), which currently trade under the symbol "MIIIU," will cease to trade as an individual security and, instead, will be separated into their constituent shares of Common Stock and warrants and trade under the symbols "IEA" and "IEAW," respectively.

Initial Business Combination

        NASDAQ rules require that our initial business combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of our signing a definitive agreement in connection with our initial business combination. Our Board has determined that the Business Combination meets the 80% test.

Redemption Rights for Holders of Public Shares

        We are providing our public stockholders with the opportunity to redeem all or a portion of their shares of Common Stock at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of such net interest to pay dissolution expenses) as of two business days prior to the consummation of the initial Business Combination, by (B) the total number of then outstanding public shares. For illustrative purposes, the fair value of the marketable securities held in our Trust Account as of September 30, 2017 was approximately $150,723,082 and the estimated per share redemption price would have been approximately $10.05 per public share.

        Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) that they may hold in connection with the consummation of the Business Combination. Currently, our Initial Stockholders, officers and directors own 21.9% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

Submission of Our Initial Business Combination to a Stockholder Vote

        The Special Meeting of our stockholders to which this proxy statement relates is to solicit your approval of the Business Combination. Unlike many other blank check companies, our public stockholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then public stockholders electing to exercise their redemption rights will not be entitled to receive such payments. Our Sponsors, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, officers and directors own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. The Founder Shares are subject to transfer restrictions.

Limitations on Redemption Rights

        Notwithstanding the foregoing our current certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a "group" (as defined under Section 13d-3 of the Exchange Act), will be restricted from seeking redemptions with respect to more than an aggregate of 20% of the public shares.

Employees

        We currently have three executive officers. Members of our management team are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. We do not intend to have any full time employees prior to the closing of an initial business combination.

Management

Directors and Officers

        The directors and officers of the Company are as follow as of November 20, 2017:

Name	Age	Position
Mohsin Y. Meghji	52	Chairman of the Board of Directors and Chief Executive Officer
Suleman E. Lunat	44	Executive Vice President and Head of Corporate Development
Brian Griffith	43	Chief Financial Officer
Andrew L. Farkas	57	Director
Osbert Hood	65	Director
Philip Marber	56	Director
Christopher J. Pappano	47	Director

        Mohsin Y. Meghji, our Chairman and Chief Executive Officer since inception, has also been the Managing Partner of M-III Partners since February 2014. His career of more than 25 years has focused primarily identifying the financial, operational and strategic changes needed to revive troubled companies and working with the relevant constituencies to implement those changes. He has accomplished this through management and advisory roles in partnership with some of the world's leading financial institutions, private equity and distressed hedge fund investors. Mr. Meghji's most recent corporate role was as Executive Vice President and Head of Strategy at Springleaf, as well as Chief Executive Officer of its captive insurance companies, from January 2012 to February 2014. Springleaf was listed on the NYSE in late 2013. Prior to Springleaf, Mr. Meghji served as a Senior Managing Director at C-III Capital Partners, LLC, a real-estate focused merchant banking firm from October to December 2011. Mr. Meghji co-founded Loughlin Meghji + Company, a privately-held financial advisory firm which became one of the leading restructuring boutiques in the U.S. Mr. Meghji was a Principal and Managing Director of Loughlin Meghji + Company from February 2002 to October 2011. During his tenure with Loughlin Meghji + Company, Mr. Meghji periodically served as Chief Restructuring Officer (or in an analogous position) of companies which elected to utilize bankruptcy proceedings as a part of their financial restructuring process and, as such, he served as an executive officer of various companies which filed bankruptcy petitions under federal law, including, without limitation, Pappas Telecasting in 2008, Capmark Finance, Inc. in 2009, and Medical Staffing Network in 2010. Mr. Meghji was appointed as an independent director of MS Resorts in connection with the filing of its bankruptcy petition and served in such capacity from January 2011 through February 2013. Earlier in his career, Mr. Meghji was with Arthur Andersen & Co. from 1987 to 2002 in the firm's London, Toronto and New York offices, including as a Partner in the Global Corporate Finance group from 2001 to 2002. He has served as a director on a number of corporate boards including Mariner Health Care Inc. from 2002 to 2004, Cascade Timberlands, LLC from 2004 to 2005 and MS Resorts from January 2011 to February 2013. He is a director of The Children's Museum of Manhattan as well as the Equity Group International Foundation, which provides funding for underprivileged high-potential students in Kenya. Previously, he served on the Board of HealthRight International from 2004 to 2012. Mr. Meghji is a graduate of the Schulich School of Business, York University, Canada and has taken executive courses at the INSEAD School of Business in France. He has previously qualified as a U.K. and Canadian Chartered Accountant as well as a U.S. Certified Turnaround Professional. Mr. Meghji is well-qualified to serve on our board of directors due to his extensive experience in turnaround situations, business, finance and operations.

        Suleman E. Lunat, our Executive Vice President and Head of Corporate Development since inception, is also a Partner of M-III Partners. He has 20 years of experience as an investor in public and private equity, credit and distressed special situations and investment banking. He has provided M&A, debt restructuring and capital raising services to a range of middle market and large corporate clients in North America and Europe. Before joining M-III Partners in July 2014, Mr. Lunat was a Principal and portfolio manager in the Opportunistic Credit group of Apollo Global Management (NYSE: APO), a global alternative investment manager focusing on private equity, credit and real estate, from 2007 to February 2013. At Apollo, Mr. Lunat focused on managing a portfolio of special situation performing, stressed and distressed credit and equity investments in both the public and private markets. Mr. Lunat was also a member of Apollo's Strategic Value Fund and Credit Opportunity Fund investment teams. Prior to Apollo, Mr. Lunat held positions as Senior Investment Analyst at Longacre Fund Management from 2005 to 2007 and Sandell Asset Management from 2004 to 2005, both privately-held alternative asset management firms. Before joining Sandell, he was a Vice President at Greenhill & Co. (NYSE: GHL), where he was employed from 1997 to 2003, focused on debt restructuring, M&A and principal investing. He was an initial member of the Greenhill Capital Partners private equity investment team. He began his career at Lehman Brothers as a financial analyst in the Investment Banking division in 1995. Mr. Lunat has served as a trustee of Success Academy Charter Schools-NYC since September 2014 and as a director of Centrus Energy Corporation (NYSE: LEU) from October 2014 to June 2017. He is a graduate of Wesleyan University with a B.A. in Economics.

        Brian Griffith, our Chief Financial Officer since inception, is also a Managing Director of M-III Partners. Mr. Griffith has more than 17 years of financial, operational and advisory experience in both growth and distressed situations. Over the course of his career, Mr. Griffith served as Chief Restructuring Officer and interim VP of Finance for various clients in the finance, energy and technology sectors. His experience covers a number of industries including financial services, real estate, healthcare services, energy, consumer products, manufacturing and food services. Prior to joining M-III Partners in August 2014, Mr. Griffith spent two years as an independent advisor to companies in transition, including roles as the Chief Restructuring Officer of Yoostar Entertainment Group from April 2014 to October 2014 and as an advisor to Springleaf Holdings, LLC (NYSE: LEAF) from May 2013 to October 2014. Mr. Griffith was previously a Managing Director at Loughlin Meghji + Company, a privately-held financial advisory firm, from February 2008 to January 2013. At Loughlin Meghji + Company, he was involved with numerous transactions, including the restructuring of Capmark Financial Group, Inc., where he was responsible for the development and execution of cost rationalization initiatives. Mr. Griffith also advised Berkadia Commercial Mortgage on process improvement and cost reduction initiatives. Other roles included advising an institutional investor on a merger integration of two healthcare companies. Prior to Loughlin Meghji + Company, Mr. Griffith worked for CCV Restructuring from 2002 to 2008, FTI Consulting from 2001 to 2002 and Ernst & Young, LLP from 1996 to 1997 advising stakeholders in turnarounds, as well as providing transaction advisory services. Mr. Griffith earned an M.B.A from Fordham University and received a B.S. in Business Administration degree from Villanova University. He is a member of the Turnaround Management Association.

        Andrew L. Farkas, one of our directors since July 2016, currently serves as the Managing Member, Chairman and Chief Executive Officer of Island Capital Group LLC. Island Capital Group LLC is a

private, real-estate oriented merchant banking firm specializing in real estate investing, real estate operating businesses and real estate securities. Mr. Farkas also serves as an officer in various subsidiaries and controlled affiliates of Island Capital Group LLC and is also regularly appointed to and holds director positions in private, non-corporate vehicles controlled by Island Capital Group LLC. Mr. Farkas also has served since September 2016 as a director and Chairman of the Board of Resource Capital Corp. (NYSE: RSO). Prior to founding Island Capital Group LLC in 2003, Mr. Farkas was the Chairman and Chief Executive Officer from 1998 to 2003 of Insignia Financial Group, Inc. (NYSE: IFS), a global real estate services company that he founded in 1990 and which was merged with CB Richard Ellis in 2003 to form the world's largest commercial real estate services company. Prior to founding Insignia Financial Group, Inc., Mr. Farkas was employed at Thompson McKinnon Securities from 1982 to 1984 and was the founder and managing principal of Metropolitan Asset Group, Ltd., a private real estate investment banking and merchant banking firm specializing in securitized real estate transactions since 1984. Mr. Farkas served on the Board of Directors of iStar Financial Inc. from 2001 to 2003. He also served as a Managing Trustee of the Board of Trustees of Charter Mac (NYSE: CHC) from 2004 until 2007. Mr. Farkas graduated from Harvard University in 1982 with a B.A. in Economics. Mr. Farkas is well-qualified to serve on our board of directors due to his experience in finance, real estate, banking and business.

        Osbert Hood, one of our directors since July 2016, is currently retired from active business management. Previously, he served as Chief Operating Officer of Advent Capital Management, LLC, a privately-held investment management firm, from June 2012 to May 2014. At Advent, Mr. Hood oversaw all non-investment functions including business development, product development, investor relations, operations and technology. Prior to joining Advent, Mr. Hood served as a business advisor from May 2010 to May 2012 and was Chairman and Chief Executive Officer of MacKay Shields, LLC, a privately-held investment management firm, from January 2007 to April 2010. Prior to MacKay Shields, LLC, he served as Pioneer Investments USA's Chief Executive Officer and President from 2003 to 2006 and Chief Operating Officer from 2000 to 2003. Pioneer Investments USA is the US division of Pioneer Investments S.p.A., which is a global asset management firm that is a subsidiary of UniCredit S.p.A., a leading publicly-traded European banking group. Mr. Hood was employed by John Hancock Financial Services from 1990 to 2000, where he served in roles of increasing responsibility before being named as Executive Vice President and Chief Financial Officer of John Hancock Advisors in 1997. John Hancock is the United States operating unit of Manulife Financial, a leading Canada-based financial services group (NYSE: MFC). He began his professional career at American Express Company (NYSE: AXP) in 1977. Mr. Hood served as a director of Centrus Energy Corporation (NYSE: LEU), a global energy company that supplies low enriched uranium for commercial nuclear plants, from October 2014 to June 2017. Mr. Hood holds an MBA from New York University and a BS from Adelphi University. He also has attended the Advanced Management Program at the Wharton School of the University of Pennsylvania. Mr. Hood is well-qualified to serve on our board of directors due to his experience in finance, business and operations.

        Philip Marber, one of our directors since July 2016, is currently retired from active business management. From 1996 to 2009, Mr. Marber served as President and Chief Executive Officer of Cantor Fitzgerald and Co., an investment bank and brokerage business, where he was responsible for all aspects of management of the institutional equities business. Mr. Marber joined Cantor Fitzgerald & Co. as the founder of its institutional options department in 1990 and held positions of increasing responsibility prior to his appointment as President and Chief Executive Officer. Prior to that, Mr. Marber was employed by Jeffries & Co. as an institutional equity option salesman since 1984. He was a member of the National Organization of Investment Professionals, a non-profit organization of investment professionals to which membership is offered on an invitation-only basis, from 2002 to 2009. Mr. Marber is well-qualified to serve on our Board due to his experience in finance, business and operations.

        Christopher J. Pappano, one of our directors since July 2017 has served as a Managing Director and Head of Risk Management at Barrington Capital Group, L.P., a fundamental, value-oriented activist Investment management firm, since April 2016. From 2008 through February 2015, Mr. Pappano was a Managing Director at Richmond Hill Investment Co., L.P., a special situations investment management firm, where he served on the Investment Committee. Mr. Pappano holds an A.B. in economics from the College of the Holy Cross. Mr. Pappano is well-qualified to serve on our Board due to his experience in finance, business and operations.

Stockholder Communications

        Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to the Company's Secretary, c/o M-III Partners, LP, 3 Columbus Circle, New York, New York 10019. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the Chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.

Director Independence

        NASDAQ listing standards require that a majority of our Board be independent. An "independent director" is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company's Board, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Farkas, Hood, Marber and Pappano are "independent directors" as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors will have meetings at which only independent directors are present on an as-needed basis.

Board Leadership Structure and Role in Risk Oversight

        Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time. Currently, our Chief Executive Officer and Chairman roles are both held by Mr. Mohsin Y. Meghji. In addition, Mr. Suleman E. Lunat is the Executive Vice President and Head of Corporate Development and Mr. Brian Griffith is our Chief Financial Officer.

        Our Board is actively involved in overseeing our risk management process. Our Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to our Board include consideration of the challenges and risks of our businesses, and our Board and management actively engage in discussion on these topics. In addition, each of our Board's committees considers risk within its area of responsibility. For example, our audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. In addition, our compensation committee considers risk and structures our executive compensation programs, if any, to provide incentives to appropriately reward executives for growth without undue risk taking.

Compensation Committee Interlocks and Insider Participation

        Suleman E. Lunat, who serves as our Executive Vice President and Head of Corporate Development, is a member of the Board of Centrus Energy Corp. and sits on its compensation committee. Osbert Hood, a member of the compensation committee of our Board, also is a member of the Board of Centrus Energy Corp.

Number and Terms of Office of Officers and Directors

        Our current Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Hood and Marber, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Meghji and Farkas will expire at the second annual meeting of stockholders. Upon approval of Proposal No. 3, the Second Amended and Restated Certificate of Incorporation will provide for the classification of our Board into three classes of directors with staggered terms of office, with each class serving a three-year term.

        Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board.

Committees of Our Board

        Our Board has two standing committees: an audit committee and a compensation committee. Each of our audit committee and our compensation committee is composed solely of independent directors.

  Audit Committee

        Messrs. Osbert Hood, Philip Marber and Christopher J. Pappano serve as members of our audit committee. Messrs. Hood, Marber and Pappano meet the independent director standard under NASDAQ's listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Mr. Marber serves as chairman of the audit committee. Each member of the audit committee is financially literate and our Board has determined that Mr. Marber qualifies as an "audit committee financial expert" as defined in applicable SEC rules.

        We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

  •
  the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

  •
  pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

  •
  reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

  •
  setting clear hiring policies for employees or former employees of the independent auditors;

  •
  setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

  •
  obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor's internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

  •
  reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

  •
  reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

  Compensation Committee

        The members of our compensation committee are Messrs. Osbert Hood and Philip Marber. Mr. Hood serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer's compensation, evaluating our Chief Executive Officer's performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

  •
  reviewing and approving the compensation of all of our other executive officers;

  •
  reviewing our executive compensation policies and plans;

  •
  implementing and administering our incentive compensation equity-based remuneration plans;

  •
  assisting management in complying with our proxy statement and annual report disclosure requirements;

  •
  approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

  •
  producing a report on executive compensation to be included in our annual proxy statement; and

  •
  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

        No compensation of any kind, including finders, consulting or other similar fees, will be paid by us to any of our officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

        After our initial business combination, members of our combined team who remain with us may be paid consulting, management or other fees from the post-combination company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

        The compensation committee charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Committee Membership, Meetings and Attendance

        Each of the audit committee and compensation committee of our Board is currently comprised entirely of independent directors. Mr. Meghji, who is not an independent director, served on the Audit Committee until July 6, 2017, at which time he was replaced by Mr. Pappano.

        From January 1, 2016 through December 31, 2016, the end of our fiscal year, our audit committee held three meetings, at which all members of the audit committee were present. All such meetings were held after the consummation of our initial public offering on July 12, 2016. Our Board or a committee thereof acted by written consent two times in fiscal year 2016. Our compensation committee held no meetings in fiscal year 2016.

Director Nominations

        We do not currently have a standing nominating committee, though we intend to form a corporate governance and nominating committee following the Business Combination. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Andrew L. Farkas, Osbert Hood, Philip Marber and Christopher Pappano. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

        The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

        We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires our officers, directors and persons who beneficially own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2016 there were no delinquent filers.

Code of Ethics

        We have adopted a code of ethics that applies to our officers and directors. We have filed copies of our code of ethics, our audit committee charter and our compensation committee charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC's web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us.

Conflicts of Interest

        Certain of our executive officers and directors presently have, and any of them in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is required to present a business combination opportunity to such entity. Accordingly, if any of the above executive officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that the fiduciary duties or contractual obligations of our executive officers or directors will materially affect our ability to complete our business combination. Our current certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

        Our executive officers, directors and director nominees may become involved with subsequent blank check companies similar to our company, although they have agreed not to participate in the formation of, or become an officer or director of, any blank check company until we have entered into a definitive agreement regarding our initial business combination or we have failed to complete our initial business combination by July 12, 2018. Potential investors should also be aware of the following other potential conflicts of interest:

  •
  the fact that our Initial Stockholders cannot redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination;

  •
  the fact that our Sponsors paid an aggregate of $25,000 for the Founder Shares and such securities will have a significantly higher value at the time of the Business Combination, which if unrestricted and freely tradable would be valued at $37,500,000 (based upon a $10.00 per share price for our Common Stock);

  •
  the fact that our Initial Stockholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete an initial business combination by July 12, 2018;

  •
  the fact that our Sponsors paid an aggregate of $3,400,000 for their 340,000 private placement units and that such private placement units will be worthless if a business combination is not consummated by July 12, 2018;

  •
  the continued right of our Sponsors to hold our Common Stock and the shares of Common Stock to be issued to our Sponsors upon exercise of their private placement warrants following the Business Combination, subject to certain vesting restrictions and lock-up periods;

  •
  if the proceeds in the Trust Account are reduced below (i) $10.00 per public share or (ii) a lesser amount per public share as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets as a result of the failure to obtain a waiver of claims against the Trust Account from counterparties to contracts, and Mr. Meghji asserts that he is unable to satisfy his indemnification obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Mr. Meghji to enforce his indemnification obligations;

  •
  the anticipated continuation of certain members of our Board as directors of the post-combination company;

  •
  the continued indemnification of our existing directors and officers and the continuation of our directors' and officers' liability insurance after the Business Combination;

  •
  the fact that our Sponsors, officers and directors will lose their entire investment in us if an initial business combination is not consummated by July 12, 2018;

  •
  that, as described in the Charter Amendment Proposals and reflected in Exhibit B of Annex B, our proposed certificate of incorporation will be amended to exclude the Sponsors, Oaktree Capital and IEA Parent and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," thereby permitting them to enter into business combinations without complying with Section 203 of the DGCL; and

  •
  that, at the Closing we will (i) enter into the Registration Rights Agreement, which provides certain stockholders and their permitted transferees with registration rights, and the Investor Rights Agreement, which provides that the Sponsors and Oaktree will each have certain veto rights and director nomination rights, and (ii) adopt amended and restated bylaws, which permit directors nominated by the Sponsors or Oaktree to call a special meeting of the Company's stockholders and contains certain super-majority voting rights so long as the Investor Rights Agreement is in effect with respect to the Sponsors.

        The conflicts described above may not be resolved in our favor.

        In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

  •
  the corporation could financially undertake the opportunity;

  •
  the opportunity is within the corporation's line of business; and

  •
  it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

        Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Furthermore, our current certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. Our current certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

        Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity's Business	Affiliation
Mohsin Y. Meghji	M-III Partners, LLC	Financial advisory and Investment	Managing Member
Suleman E. Lunat	M-III Partners, LLC	Financial advisory and Investment	Partner
Brian Griffith	M-III Partners, LLC	Financial advisory and Investment	Managing Director
Andrew L. Farkas	Island Capital Group LLC and various subsidiaries and controlled affiliates	Investment	Managing Member
Philip Marber	None	N/A	N/A
Christopher J. Pappano	Barrington Capital Group, L.P.	Public Equity Investments	Managing Director

        Accordingly, if any of the above executive officers and directors becomes aware of a business combination opportunity which is suitable for any of the above entities to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity, except that M-III Partners, LP (as successor to M-III Partners, LLC) has agreed to present acquisition opportunities to the Company prior to review of such opportunity by M-III Partners, LP until the Closing. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our business combination. Our independent directors will not be obligated to present any business combination opportunities to us. Our current certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue.

        We are not seeking an initial business combination with a company that is affiliated with our Sponsors, officers or directors, so we have not obtained an opinion from an independent investment banking firm which is a member of FINRA or a qualified independent accounting firm that such an initial business combination is fair to our company from a financial point of view.

        We are submitting our initial business combination to our public stockholders for a vote and our Sponsors, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Cantor Fitzgerald has not committed to vote any private placement shares held by them in favor of our initial business combination. As a result, we need only 5,515,001 of the 15,000,000 public shares, or approximately 36.8%, to be voted in favor of our initial business combination in order to have such transaction approved.

Limitation on Liability and Indemnification of Officers and Directors

        Our current current certificate of incorporation provides (and our proposed certificate of incorporation will provide) that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL.

        We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our current certificate of incorporation. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors' and officers' liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

        These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

        We believe that these provisions and, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

 THE COMPANY'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion and analysis should be read in conjunction with the financial statements and related notes of the Company included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements."

Overview

        We are a blank check company incorporated on August 4, 2015 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses with one or more target businesses. Pursuant to the terms of the Merger Agreement, we intend to effectuate the Business Combination using a combination of cash from the proceeds of our IPO, the issuance of additional shares of our Common Stock and the issuance of shares of a newly authorized class of Series A Preferred Stock and we may also draw upon the replacement credit facility to be put in place at Closing.

        On November 3, 2017, the Company entered into the Merger Agreement, by and among the Company, IEA Services, Merger Sub I, Merger Sub II, Seller, Oaktree, solely in its capacity as the representative of Seller, and, solely for purposes of certain sections therein, M III Sponsor I LLC and M III Sponsor I LP. The Merger Agreement provides that, among other things, Merger Sub I will merge with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, this surviving entity will merge with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company. For more information about the transactions contemplated in the Merger Agreement, please see the section entitled "Proposal No. 1—Approval of the Business Combination." A copy of the Merger Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 are attached to this proxy statement as Annex A, Annex B, Annex C and Annex D, respectively.

Results of Operations

        We have neither engaged in any operations nor generated any revenues to date. Our only activities from inception to September 30, 2017 were organizational activities, and those necessary to prepare for the IPO and, since July 2016, activities related to identifying and negotiating an appropriate business combination and otherwise seeking to consummate such a business combination. We do not expect to generate any operating revenues until after the completion of our business combination. We have generated, and anticipate continuing to generate, non-operating income in the form of interest income on cash and securities held after the IPO. We anticipate that such non-operating income will be insignificant in view of the low interest rates on risk-free investments. There has been no significant change in our financial position and no material adverse change has occurred since the date of our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. We have incurred increased expenses as a result of expenses incurred in the search for target businesses, including the legal, accounting and other third-party expenses attendant to the due diligence investigations, structuring and negotiating of the proposed Business Combination.

        For the nine-month period ended September 30, 2017 the Company had a net income of $163,066 and for the nine-month period ended September 30, 2016, the Company had a net loss of $15,968. For the year ended December 31, 2016, the Company had a net loss of $11,283 and for the period from August 4, 2015 (inception) through December 31, 2015, the Company had a net loss of $809.

Liquidity and Capital Resources

        In July 2016, the Company consummated its IPO of 15,000,000 units, with each unit consisting of one share of Common Stock and one warrant to purchase one-half of one share of Common Stock. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $150,000,000 before underwriting discounts and expenses. Simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 460,000 private placement units to our Sponsors and Cantor Fitzgerald, at a price of $10.00 per unit, generating gross proceeds, before expenses, of $4,600,000.

        A total of $150,000,000 of the net proceeds from the IPO and the private placement have been deposited in the Trust Account and are not available to us for operations (except amounts to pay taxes). The amounts in the Trust Account may be invested only in U.S. government treasury bills with a maturity of 180 days or less or money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. Remaining proceeds of approximately $950,000 were deposited in the Company's operating account, of which $613,720 remained available for working capital purposes and to fund the Company's activities to search for and negotiate a business combination as of September 30, 2017.

        We intend to use substantially all of the net proceeds of the IPO, including the funds held in the Trust Account, to consummate the Business Combination and to pay our expenses relating thereto, including an aggregate of $6,000,000 in deferred underwriting commissions and financial advisory fees payable to Cantor Fitzgerald and Jefferies. The remaining proceeds held in the Trust Account, as well as any other net proceeds not expended, will be used as working capital to finance the operations of the post-combination company. Such funds could be used in a variety of ways including continuing or expanding the post-combination company's operations, for strategic acquisitions and for marketing, research and development.

        We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. This belief is based on the fact that, while we have incurred costs in connection with our pursuit of the Business Combination contemplated by the Merger Agreement and expect to incur further costs through the consummation, if any, of such transaction, many of those costs will not be payable until Closing of such Business Combination and then would be funded out of amounts being released from the Trust Account. However, if our estimate of the costs of consummating such transaction is less than the actual amount necessary to do so or such transaction is not consummated and we are required to pay such costs without access to the funds in the Trust Account, we may be required to raise additional capital, the amount, availability and cost of which is currently unascertainable. In this event, we could seek such additional capital through loans or additional investments from members of our management team, but such members of our management team are not under any obligation to advance funds to, or invest in, us. In the event that our Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from the Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. In the event that our Business Combination does not close, the notes would either be repaid upon consummation of a future business combination, without interest, or, at the lender's discretion, up to $1,000,000 of such loans will be convertible into warrants of a future business combination entity at a price of $0.50 per warrant. Such warrants would be identical to warrants in the private placement units. Except as described above, the terms of such loans by our initial stockholders, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

Off-balance sheet financing arrangements

        We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual obligations

        We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than the deferred underwriting fee payable upon the consummation of the Business Combination in an amount equal to $6,000,000.

Significant Accounting Policies

        The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates:

Redeemable Common Stock

        All of the 15,000,000 shares of Common Stock sold as part of the units in the IPO contain a redemption feature which allows for the redemption of such common stock under our liquidation or tender offer/stockholder approval provisions. Our Sponsors, directors and officers have waived their rights to participate in such redemption with respect to their Founder Shares, private placement shares and public shares in connection with the completion of our Business Combination. In accordance with FASB ASC 480, redemption provisions not solely within our control require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of FASB ASC 480. Although we do not specify a maximum redemption threshold, our current certificate of incorporation provides that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon Closing of our Business Combination.

        We recognize changes in redemption value immediately as they occur and adjust the carrying value of the securities to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid-in capital.

        Accordingly, at September 30, 2017, 13,950,203 of the 15,000,000 public shares are classified outside of permanent equity at their redemption value. The redemption value is equal to the pro rata share of the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), approximately $10.05 per share at September 30, 2017).

Recent accounting pronouncements

        Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's financial statements.

Quantitative and Qualitative Disclosures About Market Risk

        We were organized for the purpose of effecting a business combination. As of September 30, 2017, we had not commenced any operations or generated any revenues. All activity through September 30, 2017 relates to our formation and our IPO and, searching for a target for our business combination and negotiating a business combination. Subsequent to consummation of our IPO on July 12, 2016, $150,000,000 of the net proceeds of the IPO and the private placement were deposited into the Trust Account and may be invested solely in U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U. S. government obligations. Therefore, we do not believe there is a material interest rate risk.

 EXECUTIVE COMPENSATION OF THE COMPANY

The Company

        The following disclosure concerns the compensation of the Company's officers and directors for the fiscal years ended December 31, 2016 and December 31, 2017.

        None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Our Sponsors, executive officers and directors, and their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review all payments that were made to our Sponsors, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

        We do not intend to take any action to ensure that members of our combined team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management's motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. We note that some named executive officers have economic interests in our Sponsors. For more information about the interests of our Sponsors in the Business Combination, please see the section entitled "Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination."

        After the completion of our Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the post-combination company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. For a discussion of our executive compensation arrangements after the Closing of the Business Combination, please see the section entitled "Management After the Business Combination."

INFORMATION ABOUT IEA

        For purposes of this section, "we", "us", "our" and similar words refer to IEA.

Business Overview

        We are a leading U.S. provider of infrastructure solutions for the renewable energy, traditional power and civil infrastructure industries. Currently, we are primarily focused on the wind energy industry, where we specialize in providing a broad range of EPC services throughout the U.S. We are one of three Tier 1 providers in the wind energy industry and have completed more than 190 wind and solar projects in 35 states. The services we provide include the design, site development, construction, installation and restoration of infrastructure. As of September 30, 2017, we believe that we have the #1 U.S. market share among EPCs for wind. We believe we have the ability to continue to grow our wind energy industry business as the industry grows and that we are well-positioned to leverage our expertise and relationships to provide infrastructure solutions in other areas, including the solar energy industry, the traditional power generation industry and civil infrastructure industry.

        We trace our roots back to the founding of White Construction in 1947. In the 70 years since, we have diversified our business and expanded our geographic footprint, both organically and through acquisition. Our historical roots are in civil infrastructure construction, and we continue to operate in that sector today. We have also expanded into the utility-scale solar energy construction space. We have completed more than 190 wind and solar projects, including more than 14 GW of wind energy generating capacity and more than 700 MW of utility-scale, solar generating capacity. We have a scalable workforce, with more than 2,000 peak employees. As of September 30, 2017, we had approximately 1,189 employees.

        We intend to broaden our solar, power generation, and civil infrastructure capabilities and geographic presence and to expand the services we provide within our existing business areas. We expect that this growth will come through initiatives for organic growth and through acquisitions, as we deepen our capabilities and service offerings in our existing businesses, expand geographically, and enter new sectors that are synergistic with our existing capabilities and product offerings.

        We believe that continuing demand for renewable energy production will help to drive organic growth over the coming years. Industry experts, including the U.S. Department of Energy (the "DOE"), are predicting significant growth in renewable energy production capacity over the coming decade. We believe this growth will be driven by macroeconomic factors (including increasing demand for renewable energy from corporations and consumers), broad upgrades to existing transmission infrastructure, increasing proliferation of smart grid technology and the maturation of technologies and services within the renewable energy industry, including increased turbine and photovoltaic efficiencies, a coordinated global supply chain and improved equipment maintenance and reliability. We believe that we have positioned ourselves to expand our market share in renewable energy production (particularly in utility-scale solar power) and have developed in-house capabilities that will provide us with an opportunity to enhance our margins by expanding our self-perform capabilities and, as a result, reduce our use of subcontractors.

        We also expect to accelerate our growth through carefully selected acquisitions of companies with strong management teams and good reputations, with the goal of expanding our geographic or technical capabilities in our traditional businesses or opportunistically expanding into adjacent sectors. Our management team has existing relationships with a number of potential target companies and we believe that the reputation and track record of our experienced management team makes us an attractive partner for potential targets.

Industry Trends

        Our industry is composed of national, regional and local companies in a range of industries, including renewable power generation, traditional power generation and the civil infrastructure industries. We believe the following industry trends will help to drive our growth and success over the coming years:

  Renewable Power Generation Opportunities

        In recent years, we have maintained a tight focus on construction of renewable power production capacity as renewable energy—particularly from wind and solar—have become widely accepted within the electric utility industry and have become cost-effective solutions for the creation of new generating capacity. We believe that this shift has occurred because federal and state government policies and subsidies have helped develop the renewable energy market to a level of scale and maturity that permits these technologies to now be cost-effective competitors to more traditional power generation technologies, including on an unsubsidized basis. Under certain circumstances, wind and solar power production offer the lowest levelized cost of energy (i.e., the all-in cost of generating power, including construction and operating costs) of any technology. As a result, wind and solar power are among the leading sources of new power generation capacity in the U.S., and wind and utility-scale solar energy generation is projected to become even more cost-effective in coming years as technological improvements make wind turbines and photovoltaic cells (and other solar generating technologies) even more efficient.

        Governmental policies focused on a clean environment and the desire to decrease U.S. dependence on foreign oil imports have created incentives historically for the development of renewable energy production capacity and have created demand for more domestic, environmentally sensitive electrical power production facilities, such as wind and solar collection farms. The federal government has offered tax credits for investments in renewable energy infrastructure and production of power from renewable sources. Other tax incentives available to the renewable energy industry include accelerated tax depreciation provisions, including bonus depreciation, for certain renewable energy generation assets, such as equipment using solar or wind energy. These incentives specify a five-year depreciable life for qualifying assets rather than the longer depreciable lives of many non-renewable energy assets. In addition to shorter depreciable lives, those assets qualifying for bonus depreciation benefit from significant allowable first-year depreciation.

        In addition to federal policies that historically have favored power production from renewable sources, a number of states also have supported the expansion of renewable energy generating capacity. Currently, nearly 40 states, as well as the District of Columbia and four territories, have adopted renewable portfolio standards or goals. Similarly, we believe that many corporations and retail consumers are increasingly focused on obtaining energy from renewable sources and have become a significant driver of incremental demand for wind and solar energy production capacity.

        In light of changes in federal government priorities and the cost-competitiveness of wind and solar power production, certain of the tax credits for production of renewable energy are phasing out. The Consolidated Appropriations Act of 2016 ("CAA"), which contains certain federal tax incentives applicable to the renewable energy industry, provided for the gradual elimination of certain of these incentives. Currently, the tax code provides that the production tax credit for wind projects (the "PTC") applies to qualifying projects for which the construction commencement date was prior to January 1, 2020. The PTC will be reduced by 20% for 2017, by 40% for 2018, and finally will be reduced by 60% for 2019. Similarly, a phase down rate of the investment tax credit (the "ITC"), which is available in lieu of PTC, is available for wind projects: 30% ITC for projects commencing before 2017, 24% for projects commencing in 2017, 18% for projects commencing in 2018 and 12% for projects commencing in 2019. Solar projects, however, will be eligible for an investment tax credit (the

"Solar ITC") only. The Solar ITC is 30% for projects commencing prior to 2020 and is reduced to 26% for projects commencing in 2020 and to 22% for projects commencing in 2021. After 2021, the Solar ITC will remain at 10% for projects that commence prior to 2022, but are placed in service after 2023.

        Additionally, although the enactment of the 2017 Tax Act in December 2017 did not modify the existing production tax credit and investment tax credit incentive structures, a base erosion and anti-abuse tax, or "BEAT" provision, contained in the 2017 Tax Act imposes a minimum tax on certain corporations, and only 80% of the value of any such corporation's production or investment tax credits can be applied as a reduction to such corporation's BEAT liability. Accordingly, this BEAT provision could reduce the incentive for certain taxable investors to invest in tax equity financing arrangements and could materially reduce the value and availability such tax credits, grants and incentives for certain participants and financing sources in the wind and solar industry. The 2017 Tax Act permits the immediate expensing of certain capital expenditures between September 27, 2017 and January 1, 2023, but this new rule could be less valuable than a dollar-for-dollar investment tax credit or production tax credit, given the reduced corporate income tax rate of 21%. Any of the foregoing changes arising from the 2017 Tax Act, as well as other changes in law not mentioned herein, could adversely impact the demand for development of wind and solar energy generation facilities. See "Tax reform legislation recently enacted by the U.S. Congress may reduce materially the value of production tax credits and investment tax credits under certain circumstances." for a discussion of the risks associated with these federal and state tax incentives.

        Despite these reductions in tax incentives for the development and operation of renewable power generation capacity, the market for the development of utility-scale wind and solar power generation is expected to remain robust. The Annual Energy Outlook 2017 published by the U.S. Department of Energy projects the addition of approximately 70 gigawatts of new utility-scale wind and solar capacity from 2017 to 2021, which we estimate will drive more than $17 billion of construction (or more than $3.5 billion per year). Although this demand is driven, in part, by accelerated, incremental investment in renewable power generation sources during the phase-out period for existing tax incentives, demand for renewable power construction—and particularly for utility-scale solar farms—is projected to remain strong thereafter. The Energy Information Administration of the U.S. Department of Energy projects that demand for incremental wind power capacity will double by 2023 and that demand for utility-scale solar capacity will grow by nearly 400% over the next 15 years.

  Heavy Civil and Infrastructure Construction

        Although heavy civil and infrastructure construction is only a small part of our business today and accounts for less than 5% of our revenue, our historical roots are in this sector and we have maintained a reputation for high quality work, dating back 70 years. Although state and federal funding for this industry has been neglected for decades, the near-term outlook on both state and federal levels has led us to believe that spending for infrastructure may experience significant growth over the next few years. Not only is state and federal funding likely to increase, but alternative methods of construction, such as public and private partnerships, have gained significant traction in the United States.

        We are taking steps to enhance our heavy civil and public infrastructure construction business in order to take advantage of these growth opportunities. We believe that our business relationships with customers in this sector are strong and that the reputation in the marketplace that we have built over 70 years will provide us with the foundation to grow our revenue base in this business. There is significant overlap in labor, skills and equipment needs between our renewable energy construction business and our heavy civil and public infrastructure business, which will provide us with operating efficiencies as we expand in this sector. Our renewable energy experience also provides us with expertise in working in difficult conditions and environments, which we believe will provide us with a competitive advantage when bidding for more complicated—and often higher margin—civil and infrastructure projects.

  Electrical Power and High Voltage Opportunities

        The U.S. electrical transmission and distribution infrastructure requires significant ongoing maintenance, upgrade and expansion to manage power line congestion and avoid delivery failures. Regional shifts in population and industry may also create pockets of demand for increased transmission and distribution construction and upgrades. According to the DOE's Annual Energy Outlook 2017, approximately 250 gigawatts of new electricity generating capacity is expected to be added through 2050.

        Renewable energy generation projects, which are typically located in remote areas, often require investment in new transmission lines to interconnect with the electrical grid. Although we have outsourced our high-voltage electrical needs historically, during 2017, we implemented a program to upgrade our in-house capacity and expect to gradually transition over 2018 to self-performing our high-voltage electrical work. We believe that this transition will afford us the opportunity to capture incremental margin on our projects and to provide enhanced service to our customers.

        We believe that the same capabilities that we are building in order to self-perform high-voltage electrical work will enable us to capture incremental revenue by providing these services to others. With investment by utilities and transmission companies to modernize, secure and visually improve the existing transmission system expected to be strong over the coming years, we believe that our existing customer relationships and reputation will leave us well-positioned for growth in this sector.

Competitive Strengths

        Our competitive strengths include:

        Reputation for High Quality, Reliable Customer Service and Technical Expertise.    We are a national Tier 1 provider for wind energy infrastructure projects due to our established reputation for safe, high quality performance, reliable customer service and technical expertise. Because the construction and development of wind energy projects is very technically demanding, industry participants have increasingly emphasized safety, high quality performance and technical reliability. Our management estimates that construction costs represent only approximately 20% to 25% of total project cost, but construction-related risks pose the most significant threat to completion of the project. As a result, we believe that we have become the best-in-class provider to the wind industry. We have successfully completed over 190 wind and solar projects over the past approximately 10 years. Our reputation gives us an advantage when competing for new work, both from existing and potential customers.

        An Industry Leader in Safety Performance.    Our industry-leading safety performance helps us enhance our reputation for high quality and reliability. Our management team strives to instill a corporate culture committed to health and safety. Our experience modification rate, a measure of our history and safety record as compared to other businesses in our industry, was 0.66 and our total recordable incident rate was 0.77 in 2016, both of which were significantly below the industry averages of 1.0 and 2.5, respectively. In our experience, safety records are an important factor to customers in contracting for services and we believe that our exemplary safety record is a significant differentiator for us.

        Strong Relationships With Leading Wind Industry Players.    Our business model has enabled us to hold a leading position in the wind industry by successfully winning key contracts and establishing strong relationships with many established developers and operators in the renewable energy sector, as well as with market leaders in the petrochemical, heavy civil and industrial construction industries. These relationships have provided us with a recurring base of blue-chip utility and other customers. We also have strong relationships with the leading original equipment manufacturers who produce the equipment for both solar and wind farms. In recent years, developers of wind and solar projects have come to emphasize reliability and excellence in execution, as well as a strong safety record, in selecting their EPC partners, and our track record and reputation has made us a provider of choice to those industry participants. We have completed wind projects with 12 of the 16 top U.S. developers or owners, which are collectively responsible for approximately 63% of the total U.S. megawatts of installed wind energy production capacity. Our longstanding relationships have enabled us to develop strong alliances with many of our customers and vendors in the wind sector and provide us with a strong base for our solar power expansion initiatives. We strive to further improve these relationships and enhance our status as a preferred vendor to our customers.

        Self-Perform Capabilities.    We have made substantial investments in our self-perform capabilities and, as a result, are able to self-perform across a large portion of the services that we deliver. We continue to seek opportunities to expand our self-perform capabilities and expect to begin self-performing our high-voltage electrical work in 2018. Leveraging our technical expertise, project management experience and our highly skilled and stable work force, we are in a position to provide our customers with a compelling package of technical reliability, consistent execution and safety to our customers. In addition, our self-perform capabilities provide us with an opportunity to retain margin while better controlling scheduling of projects, potentially leading to greater operational efficiencies for us and enhanced reliability for our customers.

        Ability to Cross-Sell Our Product and Service Offerings.    A majority of our wind customers also build utility-scale solar projects, and a number of them are in active discussions with us for solar projects. Leveraging our established relationships with our customers, we have realized additional revenues by selling products and services that our customers historically purchased from various other providers. Since 2010, we have built over 700 installed megawatts of utility-scale solar, and we have a growing pipeline of utility-scale solar projects.

        Ability to Respond Quickly and Effectively.    The skills required to serve each of our end-markets are similar, which allows us to utilize qualified personnel across multiple end-markets and projects. We are able to respond quickly and effectively to industry and technological changes, demand fluctuations and major weather events by allocating our employees, fleet and other assets as and where they are needed, enabling us to provide cost effective and timely services for our customers. Additionally, we have a track record of successfully recruiting and retaining skilled labor, despite industry shortages.

        Experienced Management Team.    Our senior management team has over 175 years of combined experience and proven expertise in wind, utility-scale solar and other energy sectors, and a deep understanding of our customers and their requirements. Our senior management team plays a significant role in establishing and maintaining long-term relationships with our customers, supporting the growth of our business, integrating acquired businesses and managing the financial aspects of our operations.

Strategy

        The key elements of our business strategy are as follows:

        Focus on Growth Opportunities.    We intend to use our broad geographic presence, technical expertise, financial and operational resources, customer relationships and full range of services to capitalize on favorable industry trends and grow our business in the wind energy, solar energy, traditional power generation and civil infrastructure industries. We expect continued spending by key customers in many of the industries we currently serve, and we expect that spending to expand into the future. In particular, we expect to further develop our capabilities in the area of utility-scale wind and solar development and storage and to expand the amount of work we self-perform rather than subcontract with respect to high voltage electrical work. In coming years, we expect civil, industrial and mechanical infrastructure and construction services to be growth areas and intend to expand our operations both organically and through potential acquisitions to position our company to be a high-quality provider of infrastructure solutions to meet those opportunities.

        We believe we are well positioned to capture market opportunities associated with the anticipated growth of the renewable energy industry in the United States. We believe this growth will be driven by:

  •
  macroeconomic factors, including an increase in overall energy prices and federal and state-level wind development incentives;

  •
  broad upgrades to existing transmission infrastructure and increasing proliferation of smart grid technology; and

  •
  the maturation of technologies and services within the renewable energy industry, including increased turbine and photovoltaic efficiencies, a coordinated global supply chain and improved equipment maintenance and reliability.

        Leverage Performance and Core Expertise Through Strategic Acquisitions and Arrangements.    We expect to pursue selected and opportunistic acquisitions, investments and strategic arrangements that allow us to expand our operations into targeted geographic areas or continue to expand our service offerings in related fields. Having successfully developed our wind energy business to be a market leader, we plan to further grow our business by diversifying and expanding our service offerings, both organically and through acquisition.

        Maintain Operational Excellence.    We will seek to improve our profit margins and cash flows by focusing on profitable services and projects that have high margin potential. We will also strive to identify opportunities for leverage within our business, such as deploying resources across multiple customers and projects in order to enhance our operating effectiveness and utilization rates, while continuing to maintain strong working capital management practices. We expect to continue to pursue actions and programs designed to achieve these goals, such as increasing accountability throughout our organization, effectively managing customer contract bidding procedures, evaluating opportunities to improve our working capital cycle time through contractual provisions and certain financing arrangements, hiring and retaining experienced operating and financial professionals, and expanding and further integrating the use of our financial and other management information systems.

Customers

        We have longstanding customer relationships with many established companies in the wind, solar, renewable energy, thermal power, petrochemical, civil and industrial power industries, with a recurring base of blue-chip utility customers, as well as original equipment manufacturers that produce the equipment for both solar and wind farms. We have completed wind projects with 12 of the 16 top U.S. developers or owners, which are collectively responsible for approximately 63% of U.S. megawatts installed capacity in wind.

        Although we are not dependent upon any one customer in any year, a relatively small number of repeat customers constitute a substantial portion of our total revenues. Accordingly, our management is responsible for developing and maintaining existing relationships with customers to secure additional projects and increase revenue from our current customer base. We believe that our strategic relationships with customers will result in future opportunities. Our management is also focused on pursuing growth opportunities with prospective new customers.

        For the nine months ended September 30, 2017, we had three customers who each accounted for at least 10% of our revenue and our accounts receivable. For the nine months ended September 30, 2017, E.ON Climate & Renewables Inc., Enel Green Power North America, and EDF Renewable

Energy accounted for 26%, 24% and 13% of our revenue, respectively, and 27%, 19% and 15% of our accounts receivable, respectively. For the years ended December 31, 2016 and 2015, we had three and three customers, respectively, who each accounted for at least 10% of our revenue, and we had three and two customers, respectively, who each accounted for at least 10% of our accounts receivable. For the year ended December 31, 2016, three of our customers, Enel Green Power North America, NextEra Energy and Algonquin Power, accounted for 17%, 11% and 11% of our revenue, respectively. Enel Green Power North America, NextEra Energy and Deerfield Wind Energy, LLC accounted for 36%, 13% and 12% of our accounts receivable, respectively, in 2016. For the year ended December 31, 2015, Apex and Canadian Solar Solutions, Inc. accounted for 25% and 43% of our revenue respectively, and E.ON Climate & Renewables Inc. and Northland Power accounted for 37% and 54% of our accounts receivable, respectively. See "Risk Factors" for a discussion of risks related to customer concentration.

        Our work is generally performed pursuant to contracts for specific projects or jobs that require the construction or installation of an entire complex of specified units within an infrastructure system. Customers are billed monthly throughout the completion of work on a project; however, some contracts provide for additional billing upon the achievement of specific completion milestones, which may increase the billing period to more than one month. Such contracts may include retainage provisions under which, generally, from 5% to 10% of the contract price is withheld until the work has been completed and accepted by the customer. Because we may not be able to maintain our current revenue levels or our current level of capacity and resource utilization if we are not able to replace work from completed projects with new project work, we actively review our backlog of project work and take appropriate action to minimize such exposure.

        We believe that our industry experience, technical expertise and reputation for customer service, as well as the relationships developed between our customers and our senior management and project management teams are important to our being retained by our customers. See Note 11—Commitments and Contingencies in the notes to IEA's audited consolidated financial statements, included elsewhere in this proxy statement for further discussion of our significant customer concentrations.

Backlog

        For companies in the construction industry, backlog can be an indicator of future revenue streams. Estimated backlog represents the amount of revenue we expect to realize through 2020 from the uncompleted portions of existing construction contracts, including new contracts under which work has not begun and awarded contracts for which the definitive project documentation is being prepared, as well as revenue from change orders and renewal options. Estimated backlog for work under fixed price contracts and cost-reimbursable contracts is determined based on historical trends, anticipated seasonal impacts, experience from similar projects and estimates of customer demand based on communications with our customers. Cost-reimbursable contracts are included in backlog based on the estimated total contract price upon completion. We expect to realize approximately 5.5% of our estimated backlog at September 30, 2017 during 2017, 46.1% during 2018 and 48.4% during 2019.

        As of September 30, 2017, our total backlog was approximately $1.0 billion, representing an increase of $686.0 million, or 218.5%, from $314.0 million as of September 30, 2016. Based on historical trends in the Company's backlog, we believe awarded contracts to be firm and that the revenue for such contracts will be recognized over the life of the project. Timing of revenue for construction and installation projects included in our backlog can be subject to change as a result of customer delays, regulatory factors and/or other project-related factors. These changes could cause estimated revenue to be realized in periods later than originally expected, or not at all. In the past, we have occasionally experienced postponements, cancellations and reductions on construction projects, due to market volatility and regulatory factors. There can be no assurance as to our customers'

requirements or the accuracy of our estimates. As a result, our backlog as of any particular date is an uncertain indicator of future revenue and earnings.

        Backlog is not a term recognized under U.S. GAAP, although it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. See "Risk Factors" for a discussion of the risks associated with our backlog.

Safety and Insurance/Risk Management

        We strive to instill and enforce safe work habits in our employees, and we require that our employees participate in training programs relevant to their employment, including all those required by law. We evaluate employees in part based upon their safety records and the safety records of the employees they supervise. Our business units have established robust safety programs to encourage, monitor and improve compliance with safety procedures and regulations including, behavioral based safety, jobsite safety analysis, site-specific safety orientation, subcontractor orientation, site safety audits, accident and incident safety investigations, OSHA 30-hour and 10-hour training, drug and alcohol testing and regular trainings in fall protection, confined spaces, crane rigging and flagman, first aid, CPR and AED.

        Our business involves the use of heavy equipment and exposure to potentially dangerous workplace conditions. While we are committed to operating safely and prudently, we are subject to claims by employees, customers and third parties for property damage and personal injuries that occur in connection with our work. We maintain insurance policies for worker's compensation, employer liability, automobile liability, general liability, inland marine property and equipment, professional and pollution liability, excess liability, and director and officers' liability. See Note 11—Commitments and Contingencies in the notes to IEA's audited consolidated financial statements, included elsewhere in this proxy statement.

Suppliers, Materials and Working Capital

        Under many of our contracts, our customers provide the necessary materials and supplies for projects and we are responsible for the installation, but not the cost or warranty, of those materials. Under certain other projects, we purchase the necessary materials and supplies on behalf of our customers from third-party providers. We are not dependent upon any one vendor and have not experienced significant difficulty in obtaining project-related materials or supplies as and when required for the projects we manage.

        We utilize independent contractors to assist on projects and to help manage our work flow. Our independent contractors typically provide their own vehicles, tools and insurance coverage. We need working capital to support seasonal variations in our business, such as the impact of weather conditions on external construction and maintenance work and the spending patterns of our customers, both of which influence the timing of associated spending to support related customer demand. See "IEA Management's Discussion and Analysis of Financial Condition and Results of Operations."

Competition

        We compete with a number of companies in the markets in which we operate, ranging from small local independent companies to large national firms, and some of our customers employ their own personnel to perform infrastructure services of the type we provide. The national or large regional firms that compete with us include Blattner Energy, MA Mortenson Construction, and Wanzek Construction.

        We are one of only three Tier 1 wind construction providers and the nature of our work is highly specialized. The primary factors influencing competition in our industry are price, reputation, quality and delivery, relevant expertise, adequate financial resources, geographic presence, high safety ratings and a proven track record of operational success. We believe that our national platform, track record of completion, relationships with vendors, strong safety record and access to skilled labor enables us to compete favorably in all of these factors. We also believe that our ability to provide unionized and non-unionized workforces across a national footprint allows us to compete for a broad range of projects. While we believe our customers consider a number of factors when selecting a service provider, they award most of their work through a bid process. We believe our safety record, experience and price are often principal factors in determining which service provider is selected.

Seasonality and Cyclicality

        Our revenues and results of operations can be subject to seasonable and other variations. These variations are influenced by weather, customer spending patterns, bidding seasons, receipt of required regulatory approvals, permits and rights of way, project timing and schedules and holidays. See "IEA Management's Discussion and Analysis of Financial Condition and Results of Operations—Impact of Seasonality, Cyclicality and Variability."

Regulation and Environmental Matters

        We are subject to state and federal laws that apply to businesses generally, including laws and regulations related to labor relations, wages, worker safety and environmental protection. While many of our customers operate in regulated industries (for example, utilities regulated by the public service commission, we are not generally subject to such regulation and oversight.

        As a contractor, our operations are subject to various laws, including:

  •
  regulations related to vehicle registrations, including those of the states and the U.S. Department of Transportation;

  •
  regulations related to worker safety and health, including those established by the Occupational Safety and Health Administration and state equivalents;

  •
  contractor licensing, permitting and inspection requirements; and

  •
  building and electrical codes.

        We are also subject to numerous environmental laws, including the handling, transportation and disposal of non-hazardous and hazardous substances and wastes, as well as emissions and discharges into the environment, including discharges into air, surface water, groundwater and soil. We also are subject to laws and regulations that impose liability and cleanup responsibility for releases of hazardous substances into the environment.

        We believe we have all material licenses and permits needed to conduct operations and that we are in material compliance with applicable regulatory requirements. However, we could incur significant liabilities if we fail to comply with applicable regulatory requirements. See "Risk Factors—We could incur substantial costs to comply with environmental, health, and safety laws and regulations and to address violations of liabilities under these requirements."

        The potential impact of climate change on our operations is highly uncertain. Climate change may result in, among other things, changes in rainfall patterns, storm patterns and intensity and temperature levels. As discussed elsewhere in this proxy statement, our operating results are significantly influenced by weather and major changes in historical weather patterns could significantly impact our future operating results. For example, if climate change results in significantly more adverse weather conditions in a given period, we could experience reduced productivity, which could negatively impact revenues and gross margins.

Employees

        IEA has a workforce of both union and non-union employees that allow us to work anywhere in the U.S. We have a scalable workforce, with more than 2,000 peak employees. As of September 30, 2017, we had approximately 1,189 employees, approximately 450 of whom were represented by unions or were subject to collective bargaining agreements. See Note 14—Employee Benefit Plans in the notes to IEA's audited consolidated financial statements, included elsewhere in this proxy statement.

        We hire employees from a number of sources, including our industry, trade schools, colleges and universities. We attract and retain employees by offering a competitive salary, benefits package, opportunities for advancement and an exemplary safety record. We strive to offer a caring and stable work environment that enables our employees to improve their performance, and enhance their skills and knowledge. We believe that our corporate culture and core value system helps us to attract and retain employees. We provide opportunities for promotion and mobility within our organization, which we also believe helps us to retain our employees. Our employees participate in ongoing educational programs, some of which are internally developed, to enhance their technical and management skills through classroom and field training. We believe we have good employee relations.

Properties

        Our corporate headquarters, located in Indianapolis, Indiana, is a leased facility approximating 46,891 square feet. We also lease from an affiliate a 56,000 square foot office and 26,000 square foot maintenance facility in Clinton, Indiana. As of September 30, 2017, our operations were conducted from approximately 8 locations within the U.S. None of these facilities is material to our operations because most of our services are performed on customers' premises or on public rights of way and suitable alternative locations are available in substantially all areas where we currently conduct business. We also own property and equipment that had a net book value of approximately $42.2 million as of September 30, 2017. This property and equipment includes trucks, tractors, trailers, forklifts, backhoes, sidebooms, bulldozers, excavators, trenchers, graders, loaders, scrapers, drilling machines, cranes, computers, computer software, office and building equipment, including furniture and fixtures and other equipment. Substantially all of our equipment is acquired from third-party vendors, upon none of which we depend, and we did not experience any difficulties in obtaining desired equipment in 2017.

Legal Proceedings

        IEA is subject to a variety of legal cases, claims and other disputes that arise from time to time in the ordinary course of its business. IEA cannot provide assurance that it will be successful in recovering all or any of the potential damages it has claimed or in defending claims against IEA. While the outcome of such cases, claims and disputes cannot be predicted with certainty, we do not believe that the resolution of such matters will have a material adverse impact on our results of operations, financial position, or cash flows. However, an unfavorable resolution of one or more of such matters could have a material adverse effect on IEA's business, financial condition, results of operations and cash flows.

IEA'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        You should read the following management's discussion and analysis in conjunction with "Selected Historical Financial Information of IEA," "Unaudited Pro Forma Condensed Combined Financial Information" and the accompanying financial statements and related notes included elsewhere in this proxy statement. The discussion below includes forward-looking statements about IEA's business, operations and industry that are based on current expectations that are subject to uncertainties and unknown or changed circumstances. Our actual results may differ materially from these expectations as a result of many factors, including those risks and uncertainties described in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward Looking Statements."

        Throughout this section, unless otherwise noted, "we," "us," and "our" refer to IEA Services and its consolidated subsidiaries. Certain amounts in this section may not foot due to rounding.

Overview

        We are a leading U.S. provider of infrastructure solutions for the renewable energy, traditional power and civil infrastructure industries. Currently, we are primarily focused on the wind energy industry, where we specialize in providing complete engineering, procurement and construction ("EPC") services throughout the U.S. We are one of three Tier 1 providers in the wind energy industry and have completed more than 190 wind and solar projects in 35 states. The services we provide include the design, site development, construction, installation and restoration of infrastructure. As of September 30, 2017, we believe that we have the #1 U.S. market share among EPCs for wind. We believe we have the ability to continue to grow our wind energy industry business as the industry grows and that we are well-positioned to leverage our expertise and relationships to provide infrastructure solutions in other areas, including the solar energy industry, the traditional power generation industry and civil infrastructure.

        We intend to broaden our solar, power generation, and civil infrastructure capabilities and geographic presence and to expand the services we provide within our existing business areas. We expect that this growth will come through initiatives for organic growth and through acquisitions, as we deepen our capabilities and service offerings in our existing businesses, expand geographically, and enter new sectors that are synergistic with our existing capabilities and product offerings.

        We believe that continuing demand for renewable energy production will help to drive organic growth over the coming years. Industry experts, including the U.S. Department of Energy, are predicting significant growth in renewable energy production capacity over the coming decade. We believe this growth will be driven by macroeconomic factors (including increasing demand for renewable energy from corporations and consumers), broad upgrades to existing transmission infrastructure, increasing proliferation of smart grid technology and the maturation of technologies and services within the renewable energy industry, including increased turbine and photovoltaic efficiencies, a coordinated global supply chain and improved equipment maintenance and reliability. We believe that we have positioned ourselves to expand our market share in renewable energy production (particularly in utility-scale solar power) and have developed in-house capabilities that will provide us with an opportunity to enhance our margins by expanding our self-perform capabilities and, as a result, reduce our use of subcontractors.

Economic, Industry and Market Factors

        We closely monitor the effects that changes in economic and market conditions may have on our customers. General economic and market conditions can negatively affect demand for our customers' products and services, which can lead to reductions in our customers' capital and maintenance budgets in certain end-markets. In the face of increased pricing pressure, we strive to maintain our profit margins through productivity improvements and cost reduction programs. Other market, regulatory and industry factors could also affect demand for our services, such as:

  •
  changes to our customers' capital spending plans;

  •
  mergers and acquisitions among the customers we serve;

  •
  access to capital for customers in the industries we serve;

  •
  new or changing regulatory requirements or other governmental policy uncertainty;

  •
  economic, market or political developments; and

  •
  changes in technology, tax and other incentives.

        While we actively monitor economic, industry and market factors that could affect our business, we cannot predict the effect that changes in such factors may have on our future results of operations, liquidity and cash flows, and we may be unable to fully mitigate, or benefit from, such changes.

Impact of Seasonality and Cyclical Nature of Business

        Our revenue and results of operations can be subject to seasonal and other variations. These variations are influenced by weather, customer spending patterns, bidding seasons, fiscal year-ends, project schedules and timing, in particular, for large non-recurring projects and holidays. Typically, our revenue is lowest in the first quarter of the year because cold, snowy or wet conditions experienced in the northern climates are not conducive to efficient or safe construction practices. Revenue in the second quarter is typically higher than in the first quarter, as some projects begin, but continued cold and wet weather and effects from thawing ground conditions can often impact second quarter productivity. The third and fourth quarters are typically the most productive quarters of the year, as a greater number of projects are underway, and weather is normally more accommodating to construction projects. In the fourth quarter, many projects tend to be completed by customers seeking to spend their capital budgets before the end of the year, which generally has a positive impact on our revenue. Nevertheless, the holiday season and inclement weather can cause delays, which can reduce revenue and increase costs on affected projects. Any quarter may be positively or negatively affected by adverse or unusual weather patterns, including from excessive rainfall, warm winter weather or natural catastrophes such as hurricanes or other severe weather, making it difficult to predict quarterly revenue and margin variations.

        Our industry is also highly cyclical. Fluctuations in end-user demand within the industries we serve, or in the supply of services within those industries, can impact demand for our services. As a result, our business may be adversely affected by industry declines or by delays in new projects. Variations in project schedules or unanticipated changes in project schedules, in particular, in connection with large construction and installation projects, can create fluctuations in revenue, which may adversely affect us in a given period, even if not in total. In addition, revenue from master service agreements, while generally predictable, can be subject to volatility. The financial condition of our customers and their access to capital, variations in project margins, regional, national and global economic, political and market conditions, regulatory or environmental influences, and acquisitions, dispositions or strategic investments can also materially affect quarterly results. Accordingly, our operating results in any particular period may not be indicative of the results that can be expected for any other period.

Understanding our Operating Results

Revenue

        We provide engineering, building, installation, maintenance and upgrade services to our customers. We derive revenue from projects performed under fixed price contracts and other service agreements for specific projects or jobs requiring the construction and installation of an entire infrastructure system or specified units within an entire infrastructure system. We recognize a significant portion of our revenue based on the percentage-of-completion method. See "—Critical Accounting Estimates—Revenue Recognition for Percentage-of-Completion Projects."

Cost of Revenue

        Cost of revenue, consists principally of: salaries, wages and employee benefits; subcontracted services; equipment rentals and repairs; fuel and other equipment expenses, including allocated depreciation and amortization expense; material costs, parts and supplies; insurance; and facilities expenses. Project profit is calculated by subtracting a project's cost of revenue, including project-related depreciation, from project revenue. Project profitability and corresponding project margins will be reduced if actual costs to complete a project exceed our estimates on fixed price and installation/construction service agreements. Estimated losses on contracts are recognized immediately when estimated costs to complete a project exceed the remaining revenue to be received over the remainder of the contract. Various factors, some controllable and some not, can impact our margins on a quarterly or annual basis, including:

  •
  Seasonality and Geographical Factors.  Seasonal patterns can have a significant impact on project margins. Generally, business is slower at the beginning of the year. Adverse or favorable weather conditions can impact project margins in a given period. For example, extended periods of rain or snowfall can negatively impact revenue and project margins as a result of reduced productivity from projects being delayed or temporarily halted. Conversely, in periods when weather remains dry and temperatures are accommodating, more work can be done, sometimes with less cost, which can favorably impact project margins. In addition, the mix of business conducted in different geographic areas can affect project margins due to the particular characteristics associated with the physical locations where the work is being performed, such as mountainous or rocky terrain versus open terrain. Site conditions, including unforeseen underground conditions, can also impact project margins.

  •
  Revenue Mix.  The mix of revenues derived from the industries we serve and the types of services we provide within an industry will impact margins, as certain industries and services provide higher margin opportunities. Additionally, changes in our customers' spending patterns in any of the industries we serve can cause an imbalance in supply and demand and, therefore, affect margins and mix of revenues by industry served.

  •
  Performance Risk.  Overall project margins may fluctuate due to work volume, project pricing and job productivity. Job productivity can be impacted by quality of the work crew and equipment, availability of skilled labor, environmental or regulatory factors, customer decisions and crew productivity. Crew productivity can be influenced by weather conditions and job terrain, such as whether project work is in a right of way that is open or one that is obstructed (either by physical obstructions or legal encumbrances).

  •
  Subcontracted Resources.  Our use of subcontracted resources in a given period is dependent upon activity levels and the amount and location of existing in-house resources and capacity. Project margins on subcontracted work can vary from project margins on self-perform work. As a result, changes in the mix of subcontracted resources versus self-perform work can impact our overall project margins.

Selling, General and Administrative Expenses

        Selling, general and administrative expenses consist principally of compensation and benefit expenses, travel expenses and related costs for our finance, benefits and risk management, legal, facilities, information services and executive personnel. Selling, general and administrative expenses also include outside professional and accounting fees, expenses associated with information technology used in administration of the business and various forms of insurance.

Interest Expense, Net

        Interest expense, net, consists of contractual interest expense on outstanding debt obligations, amortization of deferred financing costs and other interest expense, including interest expense related to financing arrangements, with all such expenses net of interest income.

Restructuring Expense

        Restructuring expense consist of expenses associated with our decision to simplify the business in 2014 by focusing on our U.S.-based wind, solar and heavy civil operations. The costs are related to the restructuring expenses for employees who were terminated as a result of the abandonment of the Canadian solar operations of H.B. White.

Discontinued Operations

        Discontinued operations consist of expenses associated with the complete abandonment of our Canadian operations. We effectively completed all significant projects in Canada, and reduced or redeployed substantially all of our Canadian resources, facilities and equipment as of July 2016.

Critical Accounting Estimates

        This management's discussion and analysis of our financial condition and results of operations is based upon IEA's audited and unaudited consolidated financial statements contained elsewhere in this proxy statement, which have been prepared in accordance with U.S. GAAP. The preparation of these consolidated financial statements requires the use of estimates and assumptions that affect the amounts reported in our consolidated financial statements and the accompanying notes. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Given that management estimates, by their nature, involve judgments regarding future uncertainties, actual results may differ from these estimates if conditions change or if certain key assumptions used in making these estimates ultimately prove to be inaccurate. For discussion of all of our significant accounting policies, see Note 2—Summary of Significant Accounting Policies in the notes to IEA's audited consolidated financial statements, included elsewhere in this proxy statement.

        We believe that the accounting policies described below are the most critical in the preparation of our consolidated financial statements, as they are important to the portrayal of our financial condition and require significant or complex judgment and estimates on the part of management.

Revenue Recognition for Percentage-of-Completion Projects

        Revenue from fixed price contracts provides for a fixed amount of revenue for the entire project, subject to certain additions for changed scope or specifications. We recognize revenue from these contracts, as well as for certain projects pursuant to master and other service agreements, using the percentage-of-completion method. Under this method, the percentage of revenue to be recognized for a given project is measured by the percentage of costs incurred to date on the contract to the total estimated costs for the contract. The estimation process for revenue recognized under the percentage-of-completion method is based on the professional knowledge and experience of our project managers, engineers and financial professionals. Our management reviews the estimates of contract revenue and costs on an ongoing basis. Changes in job performance, job conditions and management's assessment of expected settlements of disputes related to contract price adjustments are factors that influence estimates of total contract value and total costs to complete those contracts and, therefore, our profit recognition. Changes in these factors may result in revisions to costs and income, and their effects are recognized in the period in which the revisions are determined, which could materially affect our results of operations in the period in which such changes are recognized. Provisions for losses on uncompleted contracts are made in the period in which such losses are determined to be probable and the amount can be reasonably estimated. The substantial majority of fixed price contracts are completed within one year.

        We may incur costs subject to change orders, whether approved or unapproved by the customer, and/or claims related to certain contracts. We determine the probability that such costs will be recovered based upon engineering studies and legal opinions, past practices with the customer, specific discussions, correspondence or preliminary negotiations with the customer. We treat project costs as a cost of contract performance in the period incurred if it is not probable that the costs will be recovered, or we defer the cost and/or recognize revenue up to the amount of the related cost if it is probable that the contract price will be adjusted and can be reliably estimated. We had change orders and/or claims that had been included as contract price adjustments on certain contracts that were in the process of being resolved in the normal course of business, including through negotiation, arbitration and other proceedings. These contract price adjustments, which are included within costs and earnings in excess of billings or billed accounts receivable, as appropriate, represent management's best estimate of contract revenue that has been or will be earned and that we believe is probable of collection. We actively engage in substantive meetings with these customers to complete the final approval process, and generally expect these processes to be completed within one year. The amounts ultimately realized upon final acceptance by our customers could be higher or lower than such estimated amounts.

Allowance for Doubtful Accounts

        We regularly analyze the collectability of trade accounts receivable and the adequacy of our allowance for doubtful accounts taking into consideration the aging of account balances, historical bad debt experience, customer concentrations, customer credit-worthiness, customer financial condition and credit reports, availability of mechanics' and other liens, existence of payment bonds and other sources of payment and the current economic environment. Estimates of collectability are subject to significant change during times of economic weakness or uncertainty in either the overall economy or within the industries served by us. If estimates of the collectability of accounts receivable change, or should customers experience unanticipated financial difficulties, or if anticipated recoveries in existing bankruptcies or other work-out situations fail to materialize, additional allowances may be required, which could materially affect our results of operations in a given period. As of September 30, 2017, we did not have material amounts receivable that we believed were subject to significant uncertainty of collection or from customers experiencing financial difficulty.

Valuation of Goodwill and Intangible Assets

        We have goodwill and certain intangible assets that have been recorded in connection with our acquisitions of businesses. Goodwill and intangible assets are tested for impairment at least annually. We perform our annual impairment tests of goodwill and intangible assets during the fourth quarter of each year, and we monitor goodwill and intangible assets for potential impairment triggers on a quarterly basis. Under applicable guidance, any impairment charges are required to be recorded as operating expenses. We do not expect to record any goodwill with respect to the Business Combination because the transaction will be accounted for as a reverse recapitalization.

        We performed a qualitative assessment for our goodwill and intangible assets by examining relevant events and circumstances that could influence their fair values, such as: macroeconomic conditions, industry and market conditions, entity-specific events, financial performance and other relevant factors or events that could affect earnings and cash flows.

        We believe that the recorded balances of goodwill and intangible assets are recoverable; however, goodwill and intangible assets may be impaired in future periods. Significant changes in the assumptions or estimates used in our impairment analyses, such as a reduction in profitability and/or cash flows, could result in additional non-cash goodwill and intangible asset impairment charges and materially affect our operating results.

Self-Insurance

        We are self-insured up to the amount of our deductible for our insurance policies. Liabilities under our insurance programs are accrued based upon our estimate of the ultimate liability for claims, with assistance from third-party actuaries. The determination of such claims and the related liability is reviewed and updated quarterly, but these insurance liabilities are difficult to assess and estimate due to unknown factors, including the severity of an injury, the determination of our liability relative to other parties. Accruals are based upon known facts and historical trends. Although we believe such accruals are currently adequate, a change in experience or actuarial assumptions could materially affect our results of operations in a particular period.
Litigation and Contingencies

        Accruals for litigation and contingencies are based on our assessment, including advice of legal counsel, of the expected outcome of litigation or other dispute resolution proceedings and/or the expected resolution of contingencies. Significant judgment is required in both the determination of probability of loss and the determination as to whether the amount is reasonably estimable. As additional information becomes available, we reassess potential liabilities related to pending claims and litigation and may revise previous estimates, which could materially affect our results of operations in a given period.

Outlook; 2018 Growth Opportunities

Impact of 2017 Tax Act on 2017 Estimated Results

        During the fourth quarter of 2017, the U.S. Senate and U.S. House of Representatives undertook the process of enacting significant changes to the United States Tax Code, which culminated in the signing of the 2017 Tax Act by President Trump on December 22, 2017. During the legislative process for enacting the 2017 Tax Act, various changes to the existing tax incentive programs for renewable energy production (the "Incentive Programs") were proposed that, if enacted into law, could have significantly changed the Incentive Programs. In response to the uncertainty caused by the legislative process, many participants in the renewable energy industry delayed their new development projects until the ultimate terms of the 2017 Tax Act could be evaluated. Although IEA believes that the 2017 Tax Act will not have a significant negative impact on its business, it is continuing to work with its customers to assess the duration of these delays and the financial impact of these delays. See "Risk Factors—Risks Related to IEA—Tax reform legislation recently enacted by the U.S. Congress may reduce materially the value of production tax credits and investment tax credits under certain circumstances."

        As a result of the uncertainty and delay of new development projects in the fourth quarter of 2017, IEA currently anticipates that approximately $28.0 million of revenue and $2.2 million of Adjusted EBITDA that would have been received during the fourth quarter of 2017 will, instead, be realized in 2018. As a result, IEA estimates that revenue, net income and Adjusted EBITDA for 2017 will be approximately $452.0 million, $23.5 million and $51.0 million, respectively, as compared to the $480.0 million of revenue, $31.2 million of net income and $52.7 million of Adjusted EBITDA previously estimated by IEA. These estimates for fiscal 2017 are unaudited and should be considered preliminary and subject to change. IEA's actual results for fiscal 2017 may differ materially from these estimates due to the completion of IEA's financial closing procedures, audit adjustments, final adjustments and other developments that may arise between now and the time IEA's financial results are finalized. IEA does not anticipate that the project delays resulting from the enactment of the Tax Revisions will have a negative impact on revenue or Adjusted EBITDA for 2018.

        The following is a reconciliation of estimated 2017 Adjusted EBITDA to estimated 2017 net income:

2017 Estimated (in thousands)
Net Income	$23,507
Interest Expense (net)	2,399
Depreciation & Amortization	4,722
Taxes	8,181

EBITDA	$38,809
Diversification SG&A(1)	3,925
Credit Support Fees(2)	1,535
Professional Fees & Expenses(3)	2,031
Full year impact of capital lease program(4)	4,700

Adjusted EBITDA	$51,000

(1)
Diversification selling, general and administrative—reflects the costs, including recruiting, compensation and benefits for additional personnel, associated with IEA beginning to expand into electrical transmission work and corresponding services, which were historically subcontracted to third parties, U.S. utility scale solar, and heavy civil infrastructure. These costs currently do not have corresponding revenue, but management anticipates revenue in fiscal 2018.

(2)
Credit support fees—reflect payments to Oaktree for its guarantee of certain borrowings, which guarantees are not expected to continue post-combination.

(3)
Professional Fees & Expenses—represents consulting and professional fees and expenses in connection with the proposed Business Combination.

(4)
Full year impact of capital lease program—reflects the annualization of the impact on EBIT and EBITDA of the capital leasing program for cranes and yellow iron, which was implemented in 2017, consisting of a (i) $1.7 million positive adjustment due to the elimination of cost of goods sold attributable to operating lease payments, (ii) $1.6 million in reduction in cost of goods due to estimated and operational efficiencies resulting from the program, and (iii) $1.4 million, representing a pro rata portion of the estimated gain due to estimated future residual value exceeding depreciated carrying value on the sale of the leased assets following the 48 month term of the lease.

        We expect market opportunities in the following areas:

        Renewable Power Generation.    Governmental policy focused on a clean environment, coupled with clean air and climate change legislation, regulation and agreements, have created demand for more domestic, environmentally sensitive electrical power production, such as wind and solar collection farms. We saw strong levels of renewable project activity in 2017, which we expect to continue into 2018, as developers seek to complete projects that benefit from various limited-term tax incentive programs. Our power generation business specializes in the construction, maintenance and upgrade of renewable energy infrastructure, including wind farms and solar farms. Although they are subject to change, regulatory mandates, clean air and climate change initiatives, as well as federal incentive programs for electricity generation from alternative and renewable sources, are expected to continue to drive demand for these and other energy optimization services. We believe that we are one of the leading renewables contractors in North America, and we are, as a result, well-positioned to benefit from these trends.

        Heavy Civil and Infrastructure Construction.    The history of our business dates back 70 years to its roots in heavy civil and public infrastructure. Spending for this market segment has been largely neglected for decades. Nevertheless, the near-term outlook on both state and federal levels has led us to believe that spending for infrastructure may increase significantly in the near-term. Not only is state and federal funding increasing, alternative methods of construction such as public, private partnerships have gained significant traction in the U.S. We are employing strategies to expand our operations organically and through potential acquisitions in this sector over the next few years.

        Electrical Power Transmission and Distribution.    We believe that the nation's aging electrical grid will continue to require significant ongoing maintenance, upgrade and expansion to manage capacity, reliability and security issues and to reduce congestion. In addition, continued investment in transmission and substation infrastructure will be required to deliver renewable energy to population and industrial centers with high electrical power demand. We expect continued efforts to modernize and expand the national electrical grid in order to develop a smart grid. We also believe that utility companies will continue to utilize outsourced services to support ongoing construction and maintenance activities. We have proven expertise in handling complex and high voltage electrical transmission projects and believe that we are well positioned for these opportunities.

Results of Operations

        This section includes a summary of our historical results of operations, followed by detailed comparisons of our results for the nine months ended September 30, 2017 and 2016 and the years ended December 31, 2016, 2015 and 2014. We have derived this data from our consolidated financial statements included elsewhere in this proxy statement.

        The following table reflects our consolidated results of operations in dollar and percentage of revenue terms for the periods indicated (dollar amounts in thousands).

	For the Nine Months Ended September 30,
	2017		2016
Revenue	$336,128	100.0%	$416,162	100.0%
Cost of revenue	289,556	86.1%	365,712	87.9%

Gross Profit	46,572	13.9%	50,450	12.1%
Selling, general and administrative expenses	23,953	7.1%	20,756	5.0%

Income from Operations	22,619	6.7%	29,694	7.1%
Interest expense, net	(1,404)	–0.4%	(178)	0.0%
Other income	1,046	0.3%	214	0.1%

Income from continuing operations before income taxes	22,261	6.6%	29,730	7.1%
Provision for income taxes	(8,128)	–2.4%	(2,151)	–0.5%

Net income from continuing operations	14,133	4.2%	27,579	6.6%
Net loss (income) from discontinued operations	—	0.0%	(3,236)	–0.8%

Net Income	$14,133	4.2%	$24,343	5.8%

        The following discussion and analysis of our results of operations should be read in conjunction with our consolidated financial statements and the notes relating thereto, included elsewhere in this proxy statement.

Comparison of Nine Months Ended September 30, 2017 and 2016

        Revenue.    The higher revenue for the nine months ended September 30, 2016 in comparison to the nine months ended September 30, 2017 was due to a pull forward in volume in 2016 in anticipation of a potential decline in tax credits in 2017. Ultimately, the tax credits were extended in 2017 so we expect a favorable impact on the U.S. wind energy construction market in 2018 as project development activities conclude and projects go into construction.

        Cost of revenue.    Cost of revenue was $289.6 million, or 86.1% of revenue, for the nine months ended September 30, 2017, as compared to $365.7 million, or 87.9% of revenue, over the same period in 2016, for a decrease of approximately $76.1 million or 20.8%. The decrease in cost of revenue was primarily driven by reduced project activity and our continued focus on improving efficiency within the operations by reducing project costs.

        Gross profit.    Gross profit decreased by $3.9 million, or 7.7%, to $46.6 million for the nine months ended September 30, 2017 from $50.5 million over the same period in 2016. The decrease in gross profit was attributable to a decrease in volumes, partially offset by an increase in gross margin as a result of continuing focus on project controls.

        Selling, general and administrative expenses.    Selling, general and administrative expenses were $23.9 million, or 7.1% of revenue for the nine months ended September 30, 2017, as compared with $20.8 million, or 5.0% of revenue, for the nine months ended September 30, 2016, an increase of approximately $3.1 million, or 14.9%. The increase in selling, general and administrative expenses was primarily driven by our recent initiatives to grow our solar and electrical revenues.

        Interest expense, net.    Interest expense, net of interest income, increased by $1.2 million to $1.4 million for the nine months ended September 30, 2017 from $0.2 million over the same period in 2016. The increase in interest expense was primarily driven by a higher amount of capital lease obligations in the first nine months of 2017 compared to 2016.

        Provision for income taxes.    Income tax expense was $8.1 million for the nine months ended September 30, 2017 as compared with $2.2 million for the nine months ended September 30, 2016, an increase of approximately $5.9 million. The increase in provision for income taxes was primarily driven by increased book income and utilization of fully reserved net operating losses in 2016. IEA does not expect a material impact on its net deferred tax assets from newly enacted tax legislation that reduces the federal corporate tax rate from 35% to 21%, as a significant portion of such deferred tax assets will be used against 2017 taxable income.

        Net loss (income) from discontinued operations.    Net loss from discontinued operations was $3.2 million for the nine months ended September 30, 2016, related to our Canadian operations which were wound down from 2014 to 2016.

        The following table reflects our consolidated results of operations in dollar and percentage of revenue terms for the periods indicated (dollar amounts in thousands).

	For the year ended December 31,
	2016		2015		2014
Revenue	$602,655	100.0%	$204,640	100.0%	$286,254	100.0%
Cost of revenue	517,419	85.9%	184,850	90.3%	268,559	93.8%

Gross Profit	85,236	14.1%	19,790	9.7%	17,695	6.2%
Selling, general and administrative expenses	30,705	5.1%	27,169	13.3%	31,377	10.9%
Restructuring expenses	—	0.0%	1,528	0.7%	1,661	0.6%

Income (loss) from Operations	54,531	9.0%	(8,907)	–4.4%	(15,343)	–5.4%
Interest expense, net	(516)	–0.1%	(557)	–0.3%	(355)	–0.1%
Other income (expense)	213	0.0%	874	0.4%	(373)	–0.1%

Income (loss) from continuing operations before income taxes	54,228	9.0%	(8,590)	–4.2%	(16,071)	–5.6%
Benefit (provision)for income taxes	10,213	1.7%	(106)	–0.1%	5,866	2.0%

Net income (loss) from continuing operations	64,441	10.7%	(8,696)	–4.2%	(10,205)	–3.6%
Net income (loss) from discontinued operations	1,087	0.2%	(19,487)	–9.5%	(76,636)	–26.8%

Net income (loss)	$65,528	10.9%	$(28,183)	–13.8%	$(86,841)	–30.3%

Comparison of Years Ended December 31, 2016 and 2015

        Revenue.    For the year ended December 31, 2016, consolidated revenue increased to $602.7 million from $204.6 million, an increase of approximately $398.0 million, or 194.5%, as compared with the prior year. In 2015, we completed our final project in Canada. With the wind-down of Canadian operations and favorable market conditions in the U.S. wind energy market, we refocused the business on the U.S. wind energy construction market, and in addition, there was a pull forward in volume in 2016 in anticipation of a decline in tax credits in 2017. As a result, our revenue increased significantly in 2016.

        Cost of revenue.    Cost of revenue was $517.4 million, or 85.9% of revenue, for the year ended December 31, 2016, as compared to $184.9 million, or 90.3% of revenue, over the same period in 2015, for an increase of approximately $332.6 million or 179.9%. The increase in the dollar amount cost of revenue was primarily driven by increased project activity. The decrease in the cost of revenue percentage was primarily due to our continued focus on improving efficiency within our operations.

        Gross Profit.    Gross profit increased by $65.5 million, or 330.8%, to $85.2 million for the year ended December 31, 2016, as compared to $19.8 million over the same period in 2015. The increase in gross profit was due to improved efficiency and profitability in our execution of projects, coupled with an increased margin profile based on tighter project controls and a refocus on core U.S. operations implemented by the new management team.

        Selling, general and administrative expenses.    Selling, general and administrative expenses were $30.7 million, or 5.1% of revenue for the year ended December 31, 2016, as compared to $27.2 million, or 13.3% of revenue over the same period in 2015, an increase of approximately $3.5 million, or 12.9%. The increase in the dollar amount selling, general and administrative expense was primarily driven by an increase to employee incentives and benefits related to significantly more wind energy projects in the U.S. The decrease in selling, general and administrative expenses as a percentage of revenue was primarily due to our continued cost containment and efficiency efforts.

        Restructuring expenses.    Restructuring expenses were $1.5 million for the year ended December 31, 2015, related to expenses for simplifying the business strategy from 2014 to 2016.

        Interest expense, net.    Interest expense, net of interest income, was $0.5 million for the year ended December 31, 2016 as compared to $0.6 million for the same period in 2015.

        Other Income.    Other income was $0.2 million for the year ended December 31, 2016, as compared to $0.9 million for the same period in 2015. The decrease in other income was primarily driven by lower gains on the sale of assets in the current year.

        Benefit (provision) for income taxes.    Income tax benefit was $10.2 million for the year ended December 31, 2016 as compared with a tax provision of $0.1 million in 2015, a decrease of approximately $10.3 million. This decrease in provision for income taxes was primarily driven by the increase in tax provision of $18.7 million caused by positive taxable earnings, $1.9 million related to state taxes, $0.4 of other minor adjustments, and offset by a $31.1 million release of the valuation allowance at the end of December 31, 2016.

        Net income (loss) from discontinued operations.    Income from discontinued operations was $1.1 million for the year ended December 31, 2016 as compared to loss from discontinued operations of $19.5 million for the same period in 2015. We started reducing our Canadian operations in 2014, and the change was primarily related to the wind down of operations from 2016 compared to 2015.

Comparison of Years Ended December 31, 2015 and 2014

        Revenue.    For the year ended December 31, 2015, consolidated revenue decreased to $204.6 million from $286.3 million, a decrease of approximately $81.6 million, or 28.5%, as compared with the prior year. The decrease in revenue was primarily driven by winding down our Canadian operations and restructuring the business to support a U.S.-only business going forward.

        Cost of revenue.    Cost of revenue was $184.9 million, or 90.3% of revenue for the year ended December 31, 2015, as compared to $268.6 million, or 93.8%, over the same period in 2014, for a decrease of approximately $83.7 million or 31.2%. The decrease in cost of revenue was primarily driven by reduced project activity and our continued focus on reducing project costs through operation efficiency.

        Gross Profit.    Gross profit increased by $2.1 million, or 11.8%, to $19.8 million for the year ended December 31, 2015, as compared to $17.7 million over the same period in 2015. The increase in gross profit was related to higher project margins due to the focus on tightening of internal project controls implemented by the new management team in the latter part of 2015.

        Selling, general and administrative expenses.    Selling and general and administrative expenses were $27.2 million, or 13.2% of revenue, for the year ended December 31, 2015, as compared to $31.4 million, or 10.9% of revenue, in 2014, a decrease of approximately $4.2 million, or 13.4%. The decrease in selling, general and administrative expenses was driven primarily by a decrease in professional service fees.

        Restructuring expenses.    Restructuring expenses was $1.5 million for the year ended December 31, 2015 as compared to an expense of $1.7 million for same period in 2014, related to expenses for simplifying the business strategy from 2014 to 2016.

        Interest expense, net.    Interest expense, net of interest income, decreased by $0.2 million, or 56.9%, to $0.6 million for the year ended December 31, 2015 from $0.4 million over the same period in 2014. The increase in interest expense, net was primarily driven by an overall increase in cash drawn from the existing credit facility.

        Other Income (expense).    Other income was $0.9 million for the year ended December 31, 2015, as compared to other expense $0.4 million for the same period in 2015. The increase in other income was primarily driven by lower gains on the sale of assets in the current year.

        Benefit provision for income taxes.    Income tax was a provision of $0.1 million for the year ended December 31, 2015 as compared to a tax benefit of $5.9 million in 2014, an increase of approximately $6.0 million. This decrease of benefit for income taxes was primarily driven by the decrease in taxable loss.

        Net loss from discontinued operations.    Loss from discontinued operations was $19.5 million for the year ended December 31, 2015 as compared to a loss of $76.6 million for the same period in 2014. We started reducing our Canadian operations in 2014, and the change was primarily related to the wind down of operations from 2015 compared to 2014.

Non-U.S. GAAP Financial Measures

        We define EBITDA from continuing operations as net income (loss) from continuing operations, determined in accordance with GAAP, for the period presented, before depreciation and amortization, interest expense and provision (benefit) for income taxes. We define Adjusted EBITDA as net income (loss) from continuing operations plus depreciation and amortization, interest expense, provision (benefit) for income taxes, restructuring expenses, acquisition or disposition related expenses, non-cash stock compensation expense, and certain other non-cash charges, unusual, non-operating or non-recurring items and other items that we believe are not representative of our core business or future operating performance.

        Adjusted EBITDA is a supplemental non-GAAP financial measure, when considered along with other performance measures, is a useful measure as it reflects certain drivers of the business, such as revenue growth and operating costs. We believe Adjusted EBITDA can be useful in providing an understanding of the underlying operating results and trends and an enhanced overall understanding of our financial performance and prospects for the future. While Adjusted EBITDA is not a recognized measure under GAAP, management uses this financial measure to evaluate and forecast business performance. Adjusted EBITDA is not intended to be a measure of liquidity or cash flows from operations or a measure comparable to net income as it does not take into account certain requirements, such as capital expenditures and related depreciation, principal and interest payments, and tax payments. Adjusted EBITDA is not a presentation made in accordance with GAAP, and our use of the term Adjusted EBITDA may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

        The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. You should read this discussion and analysis of our financial condition and results of operations together with the condensed consolidated financial statements and the related notes thereto also included within.

        The following table outlines the reconciliation from net income (loss) to Adjusted EBITDA for the periods indicated:

(in thousands)	Nine months ended September 30, 2017	Nine months ended September 30, 2016	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net income (loss)	$14,133	$24,343	$65,538	$(28,183)	$(86,841)
Net loss (income) from discontinued operations	—	3,236	(1,087)	19,487	76,636

Net income (loss) from continuing operations	$14,133	$27,579	$64,451	$(8,696)	$(10,205)
Interest expense, net	1,404	178	516	557	355
Provision (benefit) for income taxes	8,128	2,151	(10,213)	106	(5,866)
Depreciation and amortization	3,534	2,516	3,433	3,446	4,127

EBITDA—Continuing operations	$27,199	$32,424	$58,187	$(4,587)	$(11,589)
Restructuring expense(1)	—	—	—	1,528	1,661
Diversification SG&A(2)	2,682	—	—	—	—
Credit support fee(3)	1,214	1,522	2,340	1,961	827
Canadian wind-down bonus expense(4)	—	1,500	2,000	—	—
Consulting fees & expense(5)	219	761	1,015	752	150
Non-cash stock compensation expenses(6)	40	139	161	93	146
Sale costs(7)	—	—	—	25	385
Full year impact of 2017 capital leasing program(8)	4,700	—	—	—	—

Adjusted EBITDA	$36,054	$36,346	$63,703	$(228)	$(8,420)

(1)
Restructuring expenses—represent severance expense for employees who were terminated as a result of the abandonment of IEA's Canadian solar operations.

(2)
Diversification selling, general and administrative—reflects the costs, including recruiting, compensation and benefits for additional personnel, associated with IEA beginning to expand into electrical transmission work and corresponding services, which were historically subcontracted to third parties, U.S. utility scale solar, and heavy civil infrastructure. These costs currently do not have corresponding revenue, but management anticipates revenue in fiscal 2018.

(3)
Credit support fees—reflect payments to Oaktree for its guarantee of certain borrowings, which guarantees are not expected to continue post-combination.

(4)
Canadian wind-down bonus expense—reflects an adjustment for bonus payments to our executive leadership team made in fiscal 2016 as a result of the successful wind down of IEA's Canadian solar operations.

(5)
Consulting fees & expenses—in 2014, 2015 and 2016, represents consulting fees and expenses related to the wind down of IEA's Canadian operations and in 2017, represents consulting and professional fees and expenses in connection with the proposed Business Combination.

(6)
Non-cash stock compensation expenses—represents non-cash stock compensation expense.

(7)
Sale costs—removal of the third-party expense related to a potential sale of IEA.

(8)
Full year impact of 2017 capital leasing program—reflects the annualization of the EBITDA effects of the capital leasing program for cranes and yellow iron, which was implemented during 2017, consisting of (i) a $1.7 million positive adjustment due to the elimination of cost of goods sold attributable to operating lease payments, (ii) $1.6 million in reduction in cost of goods due to estimated operational efficiencies resulting from the program, and (iii) $1.4 million, representing a pro rata portion of the estimated gain due to estimated future residual value exceeding depreciated carrying value on the sale of the leased assets following the 48 month term of the lease.

Liquidity and Capital Resources

        Our primary sources of liquidity are cash flows from operations, availability under the existing credit facility (which we expect to replace at the closing of the Business Combination) and our cash balances. Our primary liquidity needs are for working capital, income taxes, capital expenditures, insurance collateral in the form of cash and letters of credit, cost and equity investee funding requirements and debt service. We also evaluate opportunities for strategic acquisitions and investments from time to time, which may require our use of cash.

Capital Expenditures

        For the nine months ended September 30, 2017, we incurred approximately $24.7 million of equipment purchases under capital lease and other financing arrangements. We estimate that we will spend approximately two percent of revenue for capital expenditures for 2018 and 2019. Actual capital expenditures may increase or decrease in the future depending upon business activity levels, as well as ongoing assessments of equipment lease versus buy decisions based on short and long-term equipment requirements.

Working Capital

        We require working capital to support seasonal variations in our business, primarily due to the effect of weather conditions on external construction and maintenance work and the spending patterns of our customers, both of which influence the timing of associated spending to support related customer demand. Our business is typically slower in the first quarter of each calendar year. Working capital needs are generally lower during the spring when projects are awarded, and we receive down payments from customers. Conversely, working capital during the summer or fall months due to increased demand for our services when favorable weather conditions exist in many of the regions in which we operate. Conversely, working capital needs are typically lower and working capital is converted to cash during the winter months. These seasonal trends, however, can be offset by changes in the timing of projects, which can be affected by project delays or accelerations and/or other factors that may affect customer spending.

        Generally, we receive 5% to 10% cash payments from our customers upon the inception of the projects. Timing of billing milestones and project close-outs can contribute to changes in unbilled revenue. As of September 30, 2017, we expect that substantially all of our costs in excess of billings and earnings will be billed to customers in the normal course of business within the next twelve months. Accounts receivable balances, which consist of contract billings as well as costs and earnings in excess of billings and retainage, decreased to $92.3 million as of September 30, 2017 from $150.8 million as of September 30, 2016, due primarily to lower levels of revenue and project activity timing and collection of billings to customers.

        Our billing terms are generally net 30 days, and some of our contracts allow our customers to retain a portion of the contract amount (generally, from 5% to 10%) until the job is completed. As part of our ongoing working capital management practices, we evaluate opportunities to improve our working capital cycle time through contractual provisions and certain financing arrangements. Our agreements with subcontractors often contain a "pay-if-paid" provision, whereby our payments to subcontractors are made only after we are paid by our customers.

Liquidity and Capital Resources

        We anticipate that funds generated from operations, borrowings from the replacement credit facility and cash flow from operations will be sufficient to meet our working capital requirements, required income tax payments, debt service obligations, anticipated capital expenditures, cost and equity investee funding requirements, insurance collateral requirements, earn-out obligations, and letter of credit needs for at least the next twelve months.

Sources and Uses of Cash

        Sources and uses of cash are summarized below (in thousands):

	For the Nine Months Ended September 30,		For the years Ended December 31,
	2017	2016	2016	2015	2014 Unaudited
Net cash provided by operating activities	$2,271	$17,894	$53,591	$(5,617)	$(55,928)
Net cash used in investing activities	$(3,524)	$(2,281)	$(3,000)	$352	$(1,000)
Net cash (used) provided by financing activities	$(855)	$(15,099)	$(29,617)	$8,541	$39,405

Nine Months Ended September 30, 2017 and 2016

        Net cash provided by operating activities for the nine months ended September 30, 2017 was $2.3 million, as compared to $17.9 million over the same period in 2016. The decrease in cash flow from operations for the nine months ended September 30, 2017 compared to the corresponding period in 2016 was due to lower operating income from continuing operations of $7.5 million and a reduction in accounts payable of $90.0 million, offset by $75.4 million of (i) accounts receivables, (ii) costs and estimated earnings in excess of billings on uncompleted contracts and (iii) billings in excess of costs and estimated earnings on uncompleted contracts due to an increase in overall wind energy construction in the U.S. in 2016 and increased project activity.

        Operating Activities.    Cash flow from operating activities is primarily influenced by changes in the timing of demand for our services and operating margins, but can also be affected by working capital needs associated with the various types of services we provide. Working capital is affected by changes in accounts receivable, costs and earnings in excess of billings ("CIEB"), accounts payable and accrued expenses and billings in excess of costs and earnings ("BIEC"), all of which tend to be related. These working capital items are affected by changes in revenue resulting from both the timing and the volume of work performed, variability in the timing of customer billings and collections of receivables, as well as settlement of payables and other obligations. Net cash provided by operating activities for the nine months ended September 30, 2017 was $2.2 million, as compared with $17.9 million over the same period in 2016. The decrease in cash flow from operations was due primarily to timing in working capital based on the amount of project activity year over year.

        Our days sales outstanding ("DSO") was 33 as of both September 30, 2017 and 2016. DSO, net of BIEC, is calculated as accounts receivable, net, less BIEC, divided by average daily revenue for the most recently completed quarter as of the balance sheet date. DSOs can fluctuate from period to period due to the timing of collections and settlements of disputes related to contract price adjustments, changes in project and customer mix and the effect of working capital initiatives. Other than matters subject to litigation, we do not anticipate material collection issues related to our outstanding accounts receivable balances, nor do we have material amounts due from customers experiencing financial difficulties. We expect to collect substantially all of our outstanding accounts receivable, net, within the next twelve months.

        Investing Activities.    Net cash used in investing activities increased by $1.2 million to $3.5 million in the nine months ended September 30, 2017 from $2.3 million over the same period in 2016. We spent $2.3 million on capital expenditures for the nine months ended September 30, 2017, for high utilization medium sized cranes and civil construction equipment required for upcoming projects, as compared with capital expenditures of $2.1 million for the same period in 2016.

        Financing Activities.    Net cash used in financing activities for the nine months ended September 30, 2017 was $(0.9) million, as compared to $(15.1) million of cash used in financing activities for the same period in 2016, for a decrease in net cash used in financing activities of approximately $14.2 million. The primary decrease in cash used in financing activities is related to repayments of $14.7 million of net repayments made on the existing credit facility.

Years Ended December 31, 2016 and 2015

        Operating Activities.    Net cash provided by operating activities for the year ended December 31, 2016 was $53.6 million, as compared with cash used in operating activities of ($5.6) million over the same period in 2015. The increase of $59.2 million of net cash provided by operating activities in the year ended 2016 was primarily related to an increase in net income of $93.7 million over the same period, offset by a reduction in accounts receivable related to increased project construction, with a corresponding increase in accounts payable and accrued liabilities for related materials purchased for these projects.

        Investing Activities.    Net cash used in investing activities increased by $3.4 million to ($3.0) million in the years ended December 31, 2016 from cash provided from investing activities of $0.4 million over the same period in 2016. The increase for cash used in 2016 was primarily related to $2.8 million of assets purchased compared to $0.6 million in the prior year, coupled with a decrease of $0.9 million of proceeds collected for the year ended December 31, 2016 compared to December 31, 2015.

        Financing Activities.    Net cash used in financing activities for the year ended December 31, 2016 was ($29.6) million, as compared to cash provided by financing activities of $8.5 million for the same period in 2015, for an increase in net cash used in financing activities of approximately $38.1 million. The increase in cash used in financing activities is primarily related to repayments of borrowings made on the existing credit facility of $27.9 million for year ended 2016 compared to $11.4 million in 2015. This was coupled with a reduction of borrowings of $20.0 million of subordinated debt for year ended 2015.

Years Ended December 31, 2015 and 2014 unaudited

        Operating Activities.    Net cash used in operating activities for the year ended December 31, 2015 was ($5.6) million, as compared with ($55.9) million over the same period in 2014. The increase in cash flow from operations was due primarily to the decrease in net loss of $58.7 million.

        Investing Activities.    Net cash provided by investing activities increased by $1.4 million to $0.4 million in the years ended December 31, 2015 compared to cash used in investing activities of $1.0 million over the same period in 2014. The increase for cash provided in 2015 was primarily related to a reduction of net assets purchased for 2015 compared to 2014.

        Financing Activities.    Net cash provided by financing activities for the year ended December 31, 2015 was $8.5 million, as compared to $39.4 million for the same period in 2014, for a decrease in net cash provided by financing activities of approximately $30.9 million. The decrease in cash provided by financing activities is primarily related to repayments of borrowings made on the existing credit facility of $11.5 million for year ended 2015 compared to $0.0 million in 2014. This was coupled with a reduction of borrowings of $19.4 million in 2015 compared to 2014.

Existing Credit Facility

        IEA, Seller and certain of their subsidiaries are co-borrowers under the existing credit facility with Wells Fargo Bank, National Association, which was amended on January 20, 2017, with a maturity date of December 31, 2018. The existing credit facility allows for aggregate revolving borrowings of up to $55.0 million, including letters of credit up to $15.0 million through December 31, 2018.

        As of September 30, 2017, IEA had no amounts outstanding under the existing credit facility and $2.6 million of outstanding letters of credit. Interest on outstanding borrowings under the existing credit facility is based on the prime rate. The borrowing rate under the existing credit facility was 4.25% as of September 30, 2017. The interest rate on outstanding letters of credit is 2% per annum. The existing credit facility also has an unused commitment fee of 0.35% per annum. For the nine months ended September 30, 2017, interest expense under the existing credit facility was $1.4 million.

        The existing credit facility is fully guaranteed by Oaktree Power Opportunities Fund III, L.P. and Oaktree Power Opportunities Fund III (Parallel), L.P. and is secured by substantially of the assets of Seller and its subsidiaries. IEA was in compliance with all required financial covenants as of September 30, 2017.

        In connection with the Closing of the Business Combination, all outstanding indebtedness, if any, under the existing credit facility will be repaid or refinanced under the replacement credit facility described below under "—Replacement Credit Facility" and the existing credit facility will be terminated.

Second Lien Term Loan

        During February 2015, Seller and IEA Services entered into a second lien term loan agreement ("Second Lien Term Loan") with Oaktree Power Opportunities Fund III, L.P. and Oaktree Power Opportunities Fund III (Parallel), L.P. that provided for the ability to borrow up to $50 million. Borrowing under the Second Lien Term Loan accrued interest at a fixed rate of 8%. In the fourth quarter of 2016, the outstanding principal and accrued interest balance of the Second Lien Term Loan of $23 million was converted to equity of Seller. As December 31, 2016, no amounts were outstanding, and the Second Lien Term Loan was terminated.

Replacement Credit Facility

        Upon the consummation of the Business Combination, it is expected that IEA Services, as borrower, and its subsidiaries will enter into the replacement credit facility with Bank of America, N.A., as administrative and collateral agent, and a syndicate of commercial lenders from time to time party thereto. A newly formed intermediate holding company wholly owned by the post-combination company ("Holdings") will own 100% of IEA Services and will also be party to the replacement credit facility as a guarantor thereunder. The replacement credit facility will initially provide for aggregate revolving borrowings of up to $50.0 million and a $50.0 million delayed-draw term loan facility, each maturing on the third anniversary of the Closing. The term loan may be drawn down for a period of two years following the Closing Date (in not more than four drawdowns) and matures three years following the Closing Date. Each draw under the term loan facility will be subject to quarterly amortization of principal, commencing on the last day of the first fiscal quarter ending after such draw, in an amount equal to 3.5% of the initial amount of such draw (the "Scheduled Amortization").

        In addition to the Scheduled Amortization, and subject to exceptions and baskets, (a) 100% of all net cash proceeds, subject to reinvestment rights, from (i) sales of property and assets of Holdings and its subsidiaries (excluding sales of inventory and equipment in the ordinary course of business and other exceptions to be agreed upon in the loan documentation) and (ii) any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of Holdings and its subsidiaries and (b) 100% of all net cash proceeds from the issuance or incurrence of additional debt for borrowed money of Holdings and its subsidiaries not otherwise permitted under the loan documentation, shall be applied to the prepayment of the replacement credit facilities in the following manner: first, ratably to the term loan facility and, second, to the revolving credit facility (without a reduction of the commitments under the credit facilities).

        With respect to any draw of the term loan facility, after giving effect to such draw on a pro forma basis: (i) the Consolidated Leverage Ratio (defined below under "Debt Covenants") must not exceed the amount that is 0.25:1.0 lower than the maximum Consolidated Leverage Ratio permitted in the definitive documentation for the replacement credit facility and (ii) IEA Services must have liquidity (defined as unrestricted cash and revolver availability) of at least $20.0 million.

        The proceeds of the revolving credit facility may be used on the Closing Date, solely for (i) refinancing existing indebtedness (including replacing or backstopping existing letters of credit), (ii) paying Transaction Expenses and (iii) any increase in the Cash Consideration in respect of any Working Capital Overage. After the Closing Date, the revolving credit facility may be used for working capital, capital expenditures and other lawful corporate purposes.

        Obligations under the replacement credit facility will be guaranteed by Holdings and each existing and future, direct and indirect wholly-owned material domestic subsidiary of Holdings other than IEA Services (together with IEA Services, the "Credit Parties"), and will be secured by all of the present and future assets of the Credit Parties, subject to customary carve-outs. Interest on the replacement credit facility will accrue at an interest rate of (x) LIBOR plus a margin of 3.00% or (y) an alternate base rate plus a margin of 2.00%.

        We may from time to time after the Closing Date add one or more tranches of term loans to the credit facility (each an "Incremental Term Loan Facility") and/or increase the aggregate commitments under the revolving credit facility (a "Revolving Credit Facility Increase" and collectively with each Incremental Term Loan Facility, an "Incremental Facility") with consent required only from those Lenders that participate in such Incremental Facility; provided that, among other things, the aggregate principal amount of all Incremental Facilities may not exceed $25.0 million. No existing lender shall be under any obligation to provide any commitment to an Incremental Facility, and any such decision whether to provide a commitment to an Incremental Facility shall be in such Lender's sole and absolute discretion.

  Debt Covenants

        We were in compliance with the provisions and covenants contained in our outstanding debt instruments as of September 30, 2017.

        Under the replacement credit facility, following the Closing of the Business Combination, we will be subject to affirmative and negative covenants. Our negative financial covenants will include (i) a Maximum Consolidated Leverage Ratio (to be defined as total funded debt / EBITDA), which may not to exceed 3.00:1.0, and (ii) a Minimum EBITDA (with the definition to be agreed upon) requirement of at least $35.0 million as of the end of each of our four fiscal quarter periods. Each of the covenants referred to above will be calculated on a consolidated basis for each consecutive four fiscal quarter period, commencing with the first full fiscal quarter following the Closing Date.

        In addition, Holdings and its subsidiaries will be subject to affirmative covenants requiring (i) delivery of financial statements, budgets and forecasts; (ii) delivery of certificates and other information; (iii) delivery of notices (of any default, material adverse condition, ERISA event, material change in accounting or financial reporting practices); (iv) payment of tax obligations; (v) preservation of existence; (vi) maintenance of properties; (vii) maintenance of insurance; (viii) compliance with laws; (ix) maintenance of books and records; (x) inspection rights; (xi) use of proceeds; (xii) covenants to guarantee obligations and give security; (xiii) compliance with environmental laws; and (xiv) further assurances.

        Holdings and its subsidiaries will be subject to negative covenants including restrictions (subject to certain exceptions) on (i) liens; (ii) indebtedness, (including guarantees and other contingent obligations) (provided that the loan documents will permit, among other items, indebtedness under the Incremental Facility); (iii) investments (including loans, advances and acquisitions); (iv) mergers and other fundamental changes; (v) sales and other dispositions of property or assets; (vi) payments of dividends and other distributions and share repurchases (provided, that the loan documents shall permit) (x) distributions to Holdings or any of its subsidiaries, (y) tax distributions and (z) other distributions by Holdings (including distributions for customary public company expenses and distributions for payments on preferred equity of the post-combination company subject to terms and conditions to be agreed upon); (vii) changes in the nature of the business; (viii) transactions with affiliates; (ix) burdensome agreements; (x) use of proceeds; (xi) capital expenditures, provided that (A) unfinanced capital expenditures will be permitted in an aggregate amount up to $20.0 million per annum and (B) there will be no restriction on financed capital expenditures; (xii) amendments of organizational documents; (xiii) changes in accounting policies, reporting practices, fiscal year, legal name, state of formation or form of entity; (xiv) sale and lease-back transactions; (xv) payment of management fee, advisory and similar fees to affiliates; (xvi) modification of any management agreement in a manner materially adverse to the Lenders; (xvii) ownership of subsidiaries; (xviii) sanctions and (xix) use of proceeds in violation of anti-corruption laws.

Contractual Obligations

        The following table sets forth our contractual obligations and commitments for the periods indicated as of December 31, 2016. The following table does not give effect to the anticipated replacement of the existing credit facility in connection with the Business Combination or any indebtedness incurred in connection with Closing under the replacement credit facility.

	Payments Due by Period (in thousands)
Contractual Obligations	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
(dollars in thousands)
Capital leases(1)	$7,820	$1,917	$5,903	$—	$—
Operating leases(2)	2,322	1,164	1,158	—	—

Total	10,142	3,081	7,061	—	—

(1)
IEA has obligations, exclusive of associated interest, under various capital leases for equipment totaling $5.3 million at December 31, 2016. Gross property under this capitalized lease agreement at December 31, 2016 for a net total of $7.3 million.

(2)
IEA leases real estate, vehicles, office equipment, and certain construction equipment from unrelated parties under non-cancelable leases. Lease terms range from month-to-month to terms expiring through 2020.

        As of September 30, 2017, and December 31, 2016, IEA is contingently liable under a letter of credit agreement with a financial institution in the amount of $2.6 million and $3.1 million, respectively, related to projects.

        For detailed discussion and additional information pertaining to our debt instruments, see Note 8—Debt in the notes to IEA's audited consolidated financial statements, included elsewhere in this proxy statement.

Off-Balance Sheet Arrangements

        As is common in our industry, we have entered into certain off-balance sheet arrangements in the ordinary course of business. Our significant off-balance sheet transactions include liabilities associated with non-cancelable operating leases, letter of credit obligations, surety and performance and payment bonds entered into in the normal course of business, self-insurance liabilities, liabilities associated with multiemployer pension plans, liabilities associated with certain indemnification and guarantee arrangements. See Note 11—Commitments and Contingencies in the notes to IEA's audited consolidated financial statements, included elsewhere in this proxy statement, for discussion pertaining to our off-balance sheet arrangements. See Note 2—Summary of Significant Accounting Policies and Note 15—Related Parties in the notes to IEA's audited consolidated financial statements, included elsewhere in this proxy statement, for discussion pertaining to certain of our investment arrangements.

Recently Issued Accounting Pronouncements

        See Note 2—Summary of Significant Accounting Policies in the notes to IEA's audited consolidated financial statements, included elsewhere in this proxy statement.

Quantitative and Qualitative Disclosures About Market Risk

Credit Risk

        We are subject to concentrations of credit risk related to our net receivable position with customers, which includes amounts related to billed and unbilled accounts receivable and costs and earnings in excess of billings ("CIEB") on uncompleted contracts net of advanced billings with the same customer. We grant credit under normal payment terms, generally without collateral, and as a result, we are subject to potential credit risk related to our customers' ability to pay for services provided. This risk may be heightened as a result of the depressed economic and financial market conditions that have existed in recent years. However, we believe the concentration of credit risk related to billed and unbilled receivables and costs and estimated earnings in excess of billings on uncompleted contracts is limited because of the diversity of our customers.

Interest Rate Risk

        Borrowings under the existing credit facility and certain other borrowings are at variable rates of interest and expose us to interest rate risk. If interest rates increase, our debt service obligations on the variable rate indebtedness will increase even though the amount borrowed remains the same, and our net income and cash flows, including cash available for servicing our indebtedness, will correspondingly decrease. There was no outstanding balance on the existing credit facility as of September 30, 2017 and December 31, 2016. As of December 31, 2016, we had no had no derivative financial instruments to manage interest rate risk.

Foreign Currency Risk

        Prior to discontinuing our Canadian operations in 2014, which were substantially wound down in 2016, we were exposed to foreign currency risk related to our operations in Canada. Revenue generated from foreign operations is less than 5% of our total revenue for the nine months ended September 30, 2017. Revenue and expense related to our foreign operations are, for the most part, denominated in the functional currency of the foreign operation, which minimizes the impact that fluctuations in exchange rates would have on net income or loss. We are subject to fluctuations in foreign currency exchange rates when transactions are denominated in currencies other than the functional currencies. Such transactions were not material to our operations in the nine months ended September 30, 2017. Translation gains or losses, which are recorded in other comprehensive income or loss, result from translation of the assets and liabilities of our foreign subsidiaries into U.S. dollars. For the nine months ended September 30, 2017, foreign currency translation gains totaled approximately $0.7 million related to the corresponding improvement in the Canadian dollar against the U.S. dollar during the related period.

JOBS Act

        Following the Business Combination, the post-combination company will continue to qualify as an "emerging growth company" as defined in the JOBS Act, enacted on April 5, 2012. Section 102 of the JOBS Act provides that an "emerging growth company" can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards.

        Subject to certain conditions set forth in the JOBS Act, the combined company will not be required to, among other things, (1) provide an auditor's attestation report on our systems of internal controls over financial reporting pursuant to Section 404, (2) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (3) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor's report providing additional information about the audit and the financial statements (auditor discussion and analysis), and (4) disclose certain executive compensation-related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive Officer's compensation to median employee compensation. These exemptions will apply until the combined company no longer meets the requirements of being an emerging growth company. The post-combination company will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following July 12, 2021, the fifth anniversary of the completion of the Company's IPO, (ii) in which the post-combination company has total annual gross revenue of at least $1.07 billion or (iii) in which the post-combination company is deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates exceeds $700 million as of the last business day of its prior second fiscal quarter, and (b) the date on which the post-combination company has issued more than $1.0 billion in non-convertible debt during the prior three-year period.

EXECUTIVE COMPENSATION OF IEA

  IEA Executive Officer and Director Compensation

        The following section provides compensation information pursuant to the scaled disclosure rules applicable to "emerging growth companies" under the rules of the SEC.

        For purposes of "Executive Compensation of IEA," "we," "us," and "our" refer to IEA Services and, following the Business Combination, the post-combination company.

  Overview

        Our "Named Executive Officers" for the year ended December 31, 2017, include John Paul Roehm, our Chief Executive Officer, and Chris Hanson and Andrew Layman, our two most highly compensated executive officers other than our current Chief Executive Officer who were serving as executive officers as of December 31, 2017 (collectively, the "Named Executive Officers"). Our compensation policies and philosophies are designed to align compensation with business objectives and the creation of stockholder value, while also enabling us to attract, motivate and retain individuals who contribute to our long-term success. We believe our executive compensation program must be competitive in order to attract and retain executive officers. We seek to implement compensation policies and philosophies by linking a significant portion of executive officers' cash compensation to performance objectives and have historically provided a portion of their compensation as long-term incentive compensation in the form of equity awards in IEA Parent.

        To date, the compensation of our Named Executive Officers has consisted of a base salary, an annual cash incentive bonus, equity compensation in IEA Parent and health and welfare benefits. Pursuant to their employment agreements, the Named Executive Officers are also eligible to receive certain payments and benefits upon a termination of employment under certain circumstances. Each of our Named Executive Officers, along with certain other members of our management, have been given the opportunity to receive grants of equity in IEA Parent pursuant to the Infrastructure and Energy Alternatives, LLC 2011 Profits Interest Unit Incentive Plan, as amended (the "Profits Interest Plan"), and the Fourth Amended and Restated Limited Liability Company Agreement of Infrastructure and Energy Alternatives, LLC, dated as of February 22, 2017, as amended from time to time (the "IEA LLC Agreement") as further described below. IEA Parent established the Profits Interest Plan to align the interests of our executive officers and management investors with those of its other equity investors and to encourage our executive officers and management investors to continue to operate the business in a manner that enhances our equity value. The board of managers of IEA Parent, which is controlled by our principal stockholder, Oaktree, has historically determined all of the components of compensation of our executive officers. As we transition from a private company to a publicly-traded company, the post-combination company will evaluate its compensation program as circumstances require.

  Compensation Tables

        The following table presents summary information regarding the total compensation for the years ended December 31, 2016 and December 31, 2017 for the Named Executive Officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
JP Roehm CEO	2017	364,167			30,691	394,858
	2016	310,100	22,640	1,713,330	34,787	2,080,857
Chris Hanson EVP-Wind	2017	298,333			29,210	327,543
	2016	275,000	16,465	1,236,240	27,390	1,555,095
Andrew Layman CFO	2017	298,333			32,906	331,239
	2016	275,000	16,465	1,214,490	35,502	1,541,457

(1)
Represents the grant date fair value of such awards as determined in accordance with ASC Topic 718 with respect to the 17,530,117.47, 12,749,176.34 and 12,749,176.34 Class B Profits Units granted to Messrs. Roehm, Hanson and Layman, respectively. The accounting assumptions were an exercise price of $0, risk free rate of interest of 1.19%, a term of 5 years and expected stock price volatility of 60%.

(2)
The annual cash bonus payouts for 2017 are not calculable at this time. The Company is expected to determine such awards on or before March 31, 2018, and we will file a Current Report on Form 8-K with this information when those amounts are determined. For 2016, the amounts represent the actual bonus paid to the Named Executive Officers with respect to 2016.

(3)
Represents all other compensation paid to or earned by the Named Executive Officers, as provided in the chart below:

Name and Principal Position	401K Company Match ($)	Company Car(1) ($)	Executive Life Insurance Imputed Income ($)	2017 Employer Costs of Insurance (Liability) ($)	Company HSA Contribution ($)	Total ($)
JP Roehm CEO	10,800	3,254	424	14,713	1,500	30,691
Chris Hanson EVP-Wind	10,800	1,758	439	14,713	1,500	29,210
Andrew Layman CFO	10,800	5,082	811	14,713	1,500	32,906

(1)
These amounts represents personal use of IEA's leased vehicles and car allowance.

Salaries

        The Named Executive Officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive's skill set, experience, position and responsibilities.

  Non-Equity Incentive Bonuses

        Pursuant to the terms of their employment agreements, our Named Executive Officers are eligible to receive cash bonuses based the performance of the company and its subsidiaries. Historically, the board of managers of IEA Parent has set performance targets at the beginning of each fiscal year and has communicated these targets to our Named Executive Officers. Our performance bonus targets are based on the achievement of adjusted EBITDA targets. Pursuant to IEA Parent's 2016 annual cash incentive bonus plan (the "2016 Plan"), if adjusted EBITDA was less than $20 million, then no payout would be made, unless otherwise approved by the board of managers of IEA Parent. If adjusted EBITDA was equal to $30 million, then the 2016 plan would be funded at the maximum payout as set forth in the executives' employment agreements. In addition, the board of managers of IEA Parent approved an additional pool whereby 12% of each dollar of adjusted EBITDA in excess of $30 million would be credited to the 2016 Plan (the "Incremental Pool") and Messrs. Roehm, Layman and Hanson would be entitled to 27.5%, 20% and 20%, respectively, of the Incremental Pool. For 2016, IEA achieved adjusted EBITDA of $65,000,000 and Messrs. Roehm, Layman and Hanson received cash bonuses for 2016 of $1,713,330 ($558,000 plus $1,155,330 from the Incremental Pool), $1,214,490 ($371,250 plus $843,240 from the Incremental Pool) and $1,236,240 ($396,000 plus $840,240 from the Incremental Pool), respectively. Adjusted EBITDA means earnings before income, taxes, depreciation and amortization excluding any restructuring charges related to IEA's discontinued Canadian operations or Northern Power Industries and any board related fees, bonuses, expenses or charges, and adjusted by other gains or losses from extraordinary, unusual or nonrecurring items.

        Pursuant to the terms of their employment agreements, our Named Executive Officers are eligible to receive cash bonuses based the performance of IEA and its subsidiaries. Historically, the board of managers of IEA Parent has set performance targets at the beginning of each fiscal year and has communicated these targets to our Named Executive Officers. Our performance bonus targets are based on the achievement of adjusted EBITDA targets. Pursuant to IEA Parent's 2017 annual cash incentive bonus plan (the "2017 Plan"), if adjusted EBITDA was less than $32 million, then no payout would be made, unless otherwise approved by the board of managers of IEA Parent. If adjusted EBITDA was equal to $42.4 million, then the 2017 plan would be funded at the maximum payout as set forth in the executives' employment agreements. In addition, the board of managers of IEA Parent approved an additional pool whereby 10% of each dollar of adjusted EBITDA in excess of $42.4 million would be credited to the 2017 Plan (the "Incremental Pool") and Messrs. Roehm, Layman and Hanson would be entitled to 27.5%, 20% and 20%, respectively, of the Incremental Pool. IEA Parent has not made a determination related to the 2017 bonus payouts as of the date of this prospectus. The Company intends to disclose the actual amount of cash awards approved by the Company be paid to and received by our Named Executive Officers as required in its filings with the SEC in 2018.

  Employment Agreements

        IEA Management Services, Inc. ("IEA Management Services"), a subsidiary of IEA Services, is a party to employment agreements with our executives.

        John Paul ("JP") Roehm entered into an employment agreement dated March 2, 2015 with IEA Management Services to provide services to IEA and its affiliates. Pursuant to the employment agreement, Mr. Roehm is employed on an at will basis and was initially employed as the President and Head of Business Development. Mr. Roehm was then promoted to Chief Executive Officer and has served in such role for the duration of fiscal year 2016. Pursuant to his employment agreement, Mr. Roehm's annual base salary for fiscal year 2016 was $310,000 and his target annual bonus for 2015 was 100% of base salary (and 130% for 2016) with a maximum of 150% of base salary (and 180% for 2016) as noted above, the board of managers of IEA Parent removed the cap on maximum bonus amounts. Pursuant to his employment agreement, Mr. Roehm is also entitled to standard company benefits, vacation and reimbursement of expenses in connection with company policy.

        If Mr. Roehm's employment is terminated by IEA Management Services without "cause" or if he resigns for "good reason", then he will be eligible to receive severance equal to 12 months base salary plus $1,000 per month, payable over 12 months. The severance is conditioned on his execution of a release of claims in favor of IEA Management Services, as well as continuing to abide by his post-employment restrictive covenants including a 12 month non-compete, 12 month non-solicit and non-disparagement. In addition, the severance payments would cease if he accepted employment or a similar relationship with compensation equal to at least 80% of his base salary.

        Chris Hanson entered into an employment agreement dated March 2, 2015 with IEA Management Services. Pursuant to the employment agreement, Mr. Hanson is employed on at at-will basis and was initially employed as the Executive Vice President of IEA Wind. Mr. Hanson's annual base salary was $275,000 and his target annual bonus for 2015 was 80% of base salary (and 110% for 2016) with a maximum of 120% of base salary (and 144% for 2016). As noted above, IEA Parent's board of managers removed the cap on maximum bonus amounts. Pursuant to his employment agreement, Mr. Hanson is also entitled to standard company benefits, vacation and reimbursement of expenses in connection with company policy.

        If Mr. Hanson's employment is terminated by IEA Management Services without "cause" or if he resigns for "good reason", then he will be eligible to receive severance equal to 12 months base salary plus $1,000 per month, payable over 12 months. The severance is conditioned on his executing a release of claims in favor of IEA Management Services, as well as continuing to abide by his post-employment restrictive covenants including a 12 month non-compete, 12 month non-solicit and non-disparagement. In addition, the severance payments would cease if he accepted employment or a similar relationship with compensation equal to at least 80% of his base salary.

        Andrew Layman entered into an employment agreement dated September 25, 2015 with IEA Management Services. Pursuant to the employment agreement, Mr. Layman is employed on an at-will basis and was initially employed as the Vice President and Chief Financial Officer. Mr. Layman's annual base salary for 2015 was $275,000 and his target annual bonus was 60% of base salary. Pursuant to his employment agreement, he is entitled to standard company benefits, vacation and reimbursement of expenses in connection with company policy. Mr. Layman is also entitled to receive a monthly vehicle allowance of $800.

        If Mr. Layman's employment is terminated by IEA Management Services without "cause" or if he resigns for "good reason", then he will be eligible to receive severance equal to 12 months base salary, payable over 12 months. The severance is conditioned on his executing a release of claims in favor of IEA Management Services, as well as continuing to abide by his post-employment restrictive covenants, including a six month non-compete, six month non-solicit and non-disparagement.

        For purposes of the employment agreements, "cause" means (i) the willful failure to perform executive's duties with the company, (ii) the willful engaging in misconduct materially injurious to the company, (iii) executive's commission of a crime involving any financial impropriety or which would materially interfere with executive's ability to perform executive's services for the company or otherwise be injurious to the company if known publicly; or (iv) executive's material breach of his employment agreement (including, without limitation, the attached "Confidential Information, Non-Competition and Non-Solicitation Terms", IEA's Code of Conduct and Ethics or any policy of IEA).

        For purposes of the employment agreements, "good reason" shall mean with respect to the executive one or more of the following: (i) a material reduction in executive's salary without executive's consent, (ii) a relocation of executive's principal place of employment, without the executive's consent, to a location more than 50 miles from either Clinton, IN or Indianapolis, IN, or (iii) a material breach in the employment agreement by IEA Management Services; provided that, in any case, (x) written notice of executive's resignation for good reason must be delivered to IEA Management Services within 30 days after the occurrence of any such event in order for executive's resignation with good reason to be effective hereunder, (y) IEA Management Services shall have 30 days after receipt of such notice to remedy the occurrence giving rise to the claim for good reason termination, and, if IEA Management Services cures such occurrence within such 30-day period, there shall be no good reason, and (z) executive must actually resign within 90 days following the event constituting good reason.

        The Company anticipates entering into new employment agreements with each of IEA's Named Executive Officers, which will become effective upon the Closing and which will replace their prior agreements as described above.

  Incentive Unit Awards

        IEA Parent granted the Named Executive Officers an interest in IEA Parent by awarding Class B Profits Units of IEA Parent ("Class B Profits Units") pursuant to the Profits Interest Plan and the IEA LLC Agreement. The Class B Profits Units were reserved for issuance by IEA Parent for incentive purposes, subject to certain approvals.

        Pursuant to their employment agreements, Messrs. Roehm, Hanson and Layman were granted equity in IEA Parent. The equity was granted in the form of "profits interests" in the amounts of 17,530,117.47, 12,749,176.34, and 12,749,176.34 Class B Profits Units to Messrs. Roehm, Hanson and Layman, respectively, on August 31, 2016 with 25% already vested as of the grant date and the remaining 75% vesting on a monthly basis over 48 months, commencing as of January 1, 2016, subject to continued employment on the vesting dates; provided that, 100% of the unvested profits interest will vest immediately prior to a change of control. The Business Combination constitutes a change of control for purposes of the profits interests.

        Upon termination of employment of the respective holder, the unvested Class B Profits Units would be forfeited and the vested Class B Profits Units would be subject to repurchase by IEA Parent at a price equal to the fair market value of the award on the date of repurchase.

        As profits interests, the Class B Profits Units are designed to have no value for tax purposes on the date of grant, but instead are designed to gain value only after IEA Parent has realized a certain level of returns for the holders of its preferred units and common units. Distributions will be made first to holders of preferred units and common units until those holders have received a full return on their capital contributions to IEA Parent plus a specified yield calculated in accordance with the IEA LLC Agreement. Once preferred units and common unit holders have received these amounts, the holders of Class B Profits Units are generally entitled to participate in any distributions together with the holders of common units in the proportions set forth in the IEA LLC Agreement. The threshold value of each Class B Profits Unit is based on the liquidation value of the equity of IEA Parent at the date of the grant.

  Outstanding Equity Awards at Fiscal Year End

        The following table summarizes, for each of the Named Executive Officers, the number of Class B Profits Units of IEA Parent held as of December 31, 2017.

Name and Principal Position	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)
JP Roehm CEO	6,573,794.05	$4,868,769
Chris Hanson EVP-Wind	4,780,941.13	$3,540,923
Andrew Layman CFO	4,780,941.13	$3,540,923

(1)
Represents unvested Class B Profits Units of IEA Parent.

(2)
There is no established public trading market for the Class B Profits Units of IEA Parent and the value of the Class B Units on December 31, 2017 was 0.7406. This value is based on a number of estimates, including that the Merger Agreement is consummated, the full earn out under the Merger Agreement is paid and a discount is taken for liquidity and other restrictions.

  Director Compensation

        For the year ended December 31, 2017, IEA Parent, as the sole member of IEA Services, did not provide any cash-compensation to the members of its board of managers for services provided to IEA Services except with respect to Mr. Montgomery, who received fees of $43,125 for his board service. In addition, in 2016 Messrs. Montgomery and White, in respect of their role as members of the board of managers of IEA Parent, received an award of Class B Profits Units of IEA Parent pursuant to the Profits Interest Plan and the IEA LLC Agreement, which were subject to service-based vesting requirements. For more information, please see "Certain Relationships and Related Party Transactions—IEA Related Party Transactions Prior to the Business Combination." Such Class B Profits Units were vested as to 25% of the units subject thereto as of the grant date, and the remaining 75% vesting on a monthly basis over 48 months starting as of January 1, 2016, subject to continued service on the applicable vesting dates. Peter Jonna and Ian Schapiro who were appointed by IEA Parent's principal equityholder, Oaktree, did not receive any compensation, including equity awards, for their service as members of the board of managers of IEA Parent during fiscal year 2017. Additionally, Mr. Montgomery will receive $100,000, which is payable in 2018, for his service as chairman of the audit committee.

Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)	All Other Compensation(2)	Total ($)
Terence R. Montgomery	43,125	150,000	193,125
Herman White II	0	0	0
Peter Jonna	0	0	0
Ian Schapiro	0	0	0

(1)
For JP Roehm's compensation, please refer to the Summary Compensation Table. Peter Jonna and Ian Schapiro did not receive any compensation for their services as a director on the board of managers of IEA Parent during fiscal year 2017.

(2)
Terence R. Montgomery served as interim Chief Financial Officer for a portion of 2014 and 2015 and received a payment of $150,000 in 2017 with respect to such limited interim services.

MANAGEMENT AFTER THE BUSINESS COMBINATION

Management and Board of Directors

        The Company anticipates that the current executive officers of IEA will become executive officers of the post-combination company following the Business Combination. The following persons are anticipated to be the directors and executive officers of the post-combination company.

Name	Age	Position
Mohsin Y. Meghji	52	Chairman of the Board of Directors
John Paul Roehm	42	Director, CEO and President
Philip Kassin	60	Director
Ian Schapiro	60	Director
Andrew Layman	50	Chief Financial Officer

Information about Anticipated Directors Upon the Closing of the Business Combination

        Upon the Closing of the Business Combination, we will increase the size of our Board from five directors to seven directors (or eight directors if necessary to appoint a sufficient number of directors that meet the "independence" requirement for audit committee membership). Before we mail definitive proxy materials to our stockholders, we will identify the director nominees and the directors that will constitute each committee of the Board of the post-combination company.

        Mohsin Y. Meghji, our Chairman and Chief Executive Officer since inception, has also been the Managing Partner of M-III Partners since February 2014. His career of more than 25 years has focused primarily identifying the financial, operational and strategic changes needed to revive troubled companies and working with the relevant constituencies to implement those changes. He has accomplished this through management and advisory roles in partnership with some of the world's leading financial institutions, private equity and distressed hedge fund investors. Mr. Meghji's most recent corporate role was as Executive Vice President and Head of Strategy at Springleaf, as well as Chief Executive Officer of its captive insurance companies, from January 2012 to February 2014. Springleaf was listed on the NYSE in late 2013. Prior to Springleaf, Mr. Meghji served as a Senior Managing Director at C-III Capital Partners, LLC, a real-estate focused merchant banking firm from October to December 2011. Mr. Meghji co-founded Loughlin Meghji + Company, a privately-held financial advisory firm which became one of the leading restructuring boutiques in the U.S. Mr. Meghji was a Principal and Managing Director of Loughlin Meghji + Company from February 2002 to October 2011. During his tenure with Loughlin Meghji + Company, Mr. Meghji periodically served as Chief Restructuring Officer (or in an analogous position) of companies which elected to utilize bankruptcy proceedings as a part of their financial restructuring process and, as such, he served as an executive officer of various companies which filed bankruptcy petitions under federal law, including, without limitation, Pappas Telecasting in 2008, Capmark Finance, Inc. in 2009, Medical Staffing Network in 2010. Mr. Meghji was appointed as an independent director of MS Resorts in connection with the filing of its bankruptcy petition and served in such capacity from January 2011 through February 2013. Earlier in his career, Mr. Meghji was with Arthur Andersen & Co. from 1987 to 2002 in the firm's London, Toronto and New York offices, including as a Partner in the Global Corporate Finance group from 2001 to 2002. He has served as a director on a number of corporate boards including Mariner Health Care Inc. from 2002 to 2004, Cascade Timberlands, LLC from 2004 to 2005 and MS Resorts from January 2011 to February 2013. He is a director of The Children's Museum of Manhattan as well as the Equity Group International Foundation, which provides funding for underprivileged high-potential students in Kenya. Previously, he served on the Board of HealthRight International from 2004 to 2012. Mr. Meghji is a graduate of the Schulich School of Business, York University, Canada and has taken executive courses at the INSEAD School of Business in France. He has previously qualified as a U.K. and Canadian Chartered Accountant as well as a U.S. Certified

Turnaround Professional. Mr. Meghji is well-qualified to serve on our board of directors due to his extensive experience in turnaround situations, business, finance and operations.

        John Paul Roehm, our director, chief executive officer and president has over 20 years of heavy civil and energy engineering and construction experience in IEA's industry ranging from Project Superintendent, Project Engineer, Estimator, Project Manager, and VP of Business Development prior to becoming IEA's President and CEO in February of 2015. He was employed for over twenty years at IEA's present Op-co White Construction, Inc which IEA acquired in 2011. During the period 2011 through early 2015, he guided IEA's Business Development and corporate growth strategy and also served on IEA's previous M&A team developing targets, performing due diligence and participating in SPA negotiations. He served a leading role on the RMT-IEA integration team during the 2013 acquisition of RMT Inc. He pioneered IEA's expansion into renewables, which has resulted in a ten-times growth of the company over nearly as many years. In his tenure as President and CEO, the business has performed at record levels of revenue and EBITDA as well as the business attaining an industry leading market share of the wind EPC market while producing safety performance superior to IEA's industry peers and competitors. Mr. Roehm's holds a B.S. in Civil Engineering.

        Philip Kassin is currently Managing Director, Head of M&A and Financing for M-III Partners. Mr. Kassin joined M-III Partners in August 2016. His career of over 35 years has focused on being both a principal investor and advisor in the energy, chemicals and utility sectors. Prior to joining M-III, Mr. Kassin was a Senior Managing Director at Evercore from June 2010 to April 2016, where he advised clients in the chemical, energy and commodity sectors. Prior to Evercore, Mr. Kassin was Executive Vice President, Head of M&A and Financing for Access Industries from 2005 to 2010. Access Industries is a privately held industrial group with long-term holdings worldwide in natural resources and chemicals, media and telecommunications, venture capital and real estate. While at Access, Mr. Kassin originated, directed and managed over $30 billion in chemical and natural resource acquisitions. From 2005 through 2007 Mr. Kassin served on the Supervisory Board of Basell, a privately-held company, and from 2007 through 2010, he served on the Supervisory Board of LyondellBasell Industries AF S.C.A., then a publicly-traded company. While on the Supervisory Board, Mr. Kassin served as Chairman of both the Finance and Investment Committee as well as the Audit Committee. Mr. Kassin also served on the Boards of Tonbridge Power Inc. (TSXV:TBC), Boomerang Tube and ProChemie GmbH. Earlier in his career, Mr. Kassin also held senior investment banking roles at Morgan Stanley, Goldman Sachs and Merrill Lynch specializing in energy, utilities and project finance. He was also a Partner at PricewaterhouseCoopers with responsibility for its Energy M&A consulting practice. Mr. Kassin started his career as a utilities analyst at Standard & Poor's. Mr. Kassin holds a B.A. in Policy Studies from Syracuse University and an MPA from The Maxwell School of Syracuse University.

        Ian Schapiro is a managing director and the portfolio manager for Oaktree's GFI Energy Group, which executes the Power Opportunities investment strategy. Additionally, he leads and is a co-portfolio manager of the firm's Infrastructure Investing strategy following Oaktree's acquisition of the Highstar Capital team. Mr. Schapiro co-founded GFI Energy Ventures, the predecessor to the GFI Energy Group, which became part of Oaktree in 2009. He presently serves on the boards of Contract Land Staff, Remedial Construction Services (RECON) and Infrastructure & Energy Alternatives LLC. Mr. Schapiro previously served on the boards of directors of Solomon Holdings Corp.; Osmose Holdings, Inc.; Integrated Pipeline Services; Elgin National Industries, Inc.; NORESCO; Trans-Elect, Inc.; Smart Systems International, Inc.; LPPI Holdings LLC; UtiliQuest, LLC; Trace Technology; Xantrex Technology Inc.; InfraSource Inc.; Elgar Holdings, Inc. and Cherokee International Corporation. Prior to founding GFI Energy Ventures in 1995, Mr. Schapiro was a Partner of utility consulting firm Venture Associates and of Arthur Anderson & Co. following that firm's acquisition of Venture Associates. Previously, Mr. Schapiro was the Chief Financial Officer of a technology company and a commercial banker focused on the energy sector. Mr. Schapiro received a Bachelor of Commerce degree from the University of Witwatersrand in South Africa and an M.B.A. from the University of Southern California.

Classified Board of Directors

        In accordance with our current certificate of incorporation, our Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term.

        As discussed above, in connection with the Business Combination, our Board will be reconstituted and initially be comprised of up to eight members. Our Board believes it is in the best interests of the Company for the Board to be classified into three classes instead of two, each comprising as nearly as possible one-third of the directors to serve three-year terms. If Proposal No. 3 is approved at the Special Meeting, each of our Class I directors will have a term that expires at the post-combination company's annual meeting of stockholders in 2019, each Class II director will have a term that expires at the post-combination company's annual meeting of stockholders in 2020 and each Class III director will have a term that expires at the post-combination company's annual meeting of stockholders in 2021, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

Committees of the Board of Directors

        The standing committees of our Board currently consist of an audit committee and a compensation committee and, after the Business Combination will, also consist of a nominating and governance committee and an investment committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below. Before we mail definitive proxy materials to our stockholders, we will identify the directors that will constitute each committee of the Board of the post-combination company.

Audit Committee

        The audit committee is responsible for, among other matters: (i) reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K; (ii) discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements; (iii) discussing with management major risk assessment and risk management policies; (iv) monitoring the independence of the independent auditor; (v) verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law; (vi) reviewing and approving all related-party transactions; (vii) inquiring and discussing with management our compliance with applicable laws and regulations; (viii) pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed; (ix) appointing or replacing the independent auditor; (x) determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and (xi) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

        Upon consummation of the Business Combination, we anticipate our audit committee will consist of three directors that qualify as independent directors according to the rules and regulations of the

SEC and NASDAQ with respect to audit committee membership. Our Board has adopted a written charter for the audit committee, which will be available on our corporate website at www.iea.net upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

Compensation Committee

        The compensation committee is responsible for, among other matters: (i) reviewing key employee compensation goals, policies, plans and programs; (ii) reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers; (iii) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (iv) administering our stock plans and other incentive compensation plans.

        Upon consummation of the Business Combination, we anticipate our compensation committee will consist of [            ], with [            ] serving as the chair of the compensation committee. We anticipate that each of [            ] will qualify as independent directors according to the rules and regulations of the SEC and NASDAQ with respect to compensation committee membership. Our Board has adopted a written charter for the compensation committee, which will be available on our corporate website at www.iea.net upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

Nominating and Governance Committee

        Our nominating and governance committee will be responsible for, among other matters: (i) identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board; (ii) overseeing the organization of our Board to discharge the Board's duties and responsibilities properly and efficiently; (iii) identifying best practices and recommending corporate governance principles; and (iv) developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us.

        Upon consummation of the Business Combination, we anticipate our nominating and governance committee will consist of [            ], with [            ] serving as the chair of the nominating and governance committee. We expect that our Board will adopt a written charter for the nominating and governance committee, which will be available on our corporate website at www.iea.net upon the completion of the Business Combination. The information on our website is not part of this proxy statement.

Investment Committee

        The Company has agreed with Seller and the Sponsors that during the period from Closing until December 31, 2019, the Company will maintain an investment committee. The investment committee will be responsible for approving the purchase, rent, license, exchange or other acquisition of any assets (including securities or the stock of any entity) or the disposition or divestiture of any assets. The investment committee will consist of three directors, including two Sponsor Designees and one Oaktree Designee (as defined in the Investor Rights Agreement), so long as such designees are entitled to serve on the Board pursuant to the terms of the Investor Rights Agreement. Upon consummation of the Business Combination, we anticipate our investment committee will consist of [            ], with [            ] serving as the chair of the investment committee.

Code of Ethics

        We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of the NASDAQ. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed copies of our form Code of Ethics, our form of audit committee charter and our form of compensation committee charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC's web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at c/o M-III Partners, LP, 3 Columbus Circle, 15th Floor, New York, NY 10019 or by telephone at 212-716-1491. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Post-Combination Company Executive Compensation

        The following disclosure concerns the compensation of individuals who will serve as the Company's named executive officers and directors following the completion of the Business Combination.

Compensation Philosophy and Objectives Following the Business Combination

        Following the Closing of the Business Combination, the post-combination company intends to develop an executive compensation program that is consistent with IEA's existing compensation policies and philosophies, which are designed to align compensation with the post-combination company's business objectives and the creation of stockholder value, while enabling the post-combination company to attract, motivate and retain individuals who contribute to the long-term success of the post-combination company.

        Decisions on the executive compensation program will be made by the compensation committee of the Board, which will be established at the Closing of the Business Combination. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the compensation committee. The executive compensation program actually adopted will depend on the judgment of the members of the compensation committee and may differ from that set forth in the following discussion.

        We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the compensation committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers' cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

        We anticipate that compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term equity-based incentive compensation.

  Employment Agreements

        It is expected that we will enter into new employment agreements with our Named Executive Officers as described under the section entitled "Executive Compensation—IEA Executive Officer and Director Compensation—Employment Agreements," subject to the terms of any employment agreements or severance agreement and will be reviewed annually by the compensation committee based upon advice and counsel of its advisors.

  Annual Bonuses

        The post-combination company intends to use annual cash incentive bonuses for the named executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. The post-combination company expects that, near the beginning of each year, the compensation committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the named executive officers. Following the end of each year, the compensation committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers. For 2018, the post-combination company plans to establish an annual cash bonus plan that links the payment of cash bonus awards to the achievement of targeted financial performance goals. See "Proposal No. 7—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan and Also for Purposes of Complying with Section 162(m) of the Code."

  Equity-Based Awards

        If the Incentive Plan Proposal is approved, the post-combination company intends to use equity-based awards to reward long-term performance of the named executive officers. The post-combination company believes that providing a meaningful portion of the total compensation package in the form of equity-based awards will align the incentives of its named executive officers with the interests of its stockholders and serve to motivate and retain the individual named executive officers. See "Proposal No. 7—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan and Also for Purposes of Complying with Section 162(m) of the Code."

Other Compensation

        The post-combination company expects to continue to maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the named executive officers will participate. The post-combination company also expects to continue to provide certain perquisites to its named executive officers, subject to the compensation committee's ongoing review.

Deductibility of Executive Compensation

        Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1,000,000 per year paid to the chief executive officer, the chief financial officer and the three other most highly paid executive officers of a publicly traded corporation. We expect our policy will be to consider the tax impact of our compensation arrangements as one factor, among others, in evaluating and determining the structure, implementation, and amount of awards paid to our executive officers. However, to retain highly skilled executives and remain competitive with other employers, the compensation committee may authorize compensation that would not be deductible under Section 162(m) or otherwise if it determines that such compensation is in the best interests of the post-combination company and its stockholders, and maintaining tax deductibility will not be the sole consideration taken into account in determining what compensation arrangements are in our and our stockholders' best interests. We expressly reserve the right to grant compensation that is not deductible, and we expect to do so.

Director Compensation following this Business Combination

        Following the completion of the Business Combination, our compensation committee will determine the annual compensation to be paid to the members of our Board.

 DESCRIPTION OF SECURITIES

        The following summary of the material terms of the post-combination company's securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The full text of each of the proposed certificate of incorporation and Certificate of Designation is attached as Exhibit B of Annex B and Exhibit C of Annex B to this proxy statement respectively. We urge you to read our proposed certificate of incorporation and Certificate of Designation in its entirety for a complete description of the rights and preferences of the post-combination company's securities following the Business Combination.

        Pursuant to our current certificate of incorporation, our authorized capital stock currently consists of 35,000,000 shares of Common Stock, $0.0001 par value, and 1,000,000 shares of undesignated preferred stock, $0.0001 par value. If Proposal No. 2 is approved, our authorized capital stock will consist of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. The following description summarizes the material terms of our capital stock. Because it is only a summary, it may not contain all the information that is important to you. The description of our proposed certificate of incorporation and the Certificate of Designation for the Series A Preferred Stock are qualified by reference in their entirety by the forms of such documents attached as Exhibits B and C, respectively, to Annex B to this proxy statement.

Units

        In connection with our IPO, we issued 15,000,000 units, consisting of one share of Common Stock and a warrant to purchase one-half of one share of Common Stock. In addition, in connection with the IPO, our Sponsors and Cantor Fitzgerald purchased an aggregate of 460,000 units in a private placement. The Common Stock and warrants commenced separate trading on August 29, 2016. Prior to the Closing of the Business Combination, our units will separate into their components of Common Stock and warrants.

Common Stock

        Upon the closing of our IPO, 19,210,000 shares of our Common Stock were outstanding, 3,750,000 of which are Founder Shares and 460,000 of which are private placement shares held by the Sponsors and Cantor Fitzgerald.

        Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Unless specified by our current certificate of incorporation or bylaws (or following the offering, the proposed certificate of incorporation and amended and restated bylaws), or as required by applicable provisions of the DGCL or applicable stock exchange rules, the affirmative vote of a majority of our shares of Common Stock that are voted is required to approve any such matter voted on by our stockholders. Assuming approval of Proposal No. 3, our board of directors will be divided into three classes, each of which will serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors. Assuming consummation of the Business Combination, the holders of our Common Stock are entitled to receive ratable dividends when, as and if declared by the Board out of funds legally available therefor and subject to the provisions of the Certificate of Designation.

        We will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, subject to the limitations described herein. As of September 30, 2017, the amount in the Trust Account was approximately $10.05 per public share. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) that they may hold in connection with the consummation of the Business Combination. Currently, our Initial Stockholders, officers and directors own 21.9% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.

        Completion of the Business Combination is conditioned upon stockholder approval and we are offering holders of our Common Stock the opportunity to redeem shares in conjunction with this proxy solicitation. In seeking stockholder approval, we will complete our Business Combination only if a majority of the outstanding shares of Common Stock voted are voted in favor of the Business Combination. However, the participation of our Sponsors, officers, directors, advisors or their affiliates in privately-negotiated transactions, if any, could result in the approval of our Business Combination even if a majority of our public stockholders vote, or indicate their intention to vote, against such Business Combination. For purposes of seeking approval of the majority of our outstanding shares of Common Stock, non-votes will have no effect on the approval of our Business Combination once a quorum is obtained. See "Proposal No. 1—Approval of the Business Combination."

        A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a "group" (as defined under Section 13d-3 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group's shares, in excess of 20% of the public shares. We have no specified maximum redemption threshold under our current certificate of incorporation, other than the aforementioned 20% threshold.

        Our Sponsors, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, officers and directors own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. As a result, we would need only 5,515,001 of the 15,000,000 public shares, or approximately 36.8%, to be voted in favor of the Business Combination in order to have such transaction approved. Additionally, each public stockholder may elect to redeem their public shares irrespective of whether they vote for or against the Business Combination Proposal.

        Pursuant to our current certificate of incorporation, if we are unable to complete our business combination by July 12, 2018 we will (i) cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible, but no more than ten business days thereafter, subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our Initial Stockholders have entered into a letter agreement with us (and Cantor Fitzgerald has agreed as part of its unit purchase agreement), pursuant to which they have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete our business combination by July 12, 2018. However, our Initial Stockholders acquire will be entitled to liquidating distributions from the Trust Account with respect to any public shares held by them if we fail to complete our business combination within the prescribed time period.

        In the event of a liquidation, dissolution or winding up of the Company after a business combination, our stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Common Stock. Our stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the Common Stock, except that we will provide our public stockholders with the opportunity to redeem their public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses), upon the completion of our initial business combination, subject to the limitations described herein.

Founder Shares and Private Placement Shares

        The Founder Shares and private placement shares are identical to our public shares, and holders of Founder Shares and private placement shares have the same stockholder rights as public stockholders, except that (i) the Founder Shares and private placement shares are subject to certain transfer restrictions, as described in more detail below, and (ii) our Initial Stockholders, directors and officers have entered into letter agreements (and Cantor Fitzgerald has agreed as part of its unit purchase agreement) with us, pursuant to which they have agreed (A) to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) that they may hold in connection with the consummation of the Business Combination and (B) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and private placement shares if we fail to complete our business combination by July 12, 2018, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our business combination within such time period. Our Sponsors, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, officers and directors own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares. As a result, we would need only 5,515,001 of the 15,000,000 public shares, or approximately 36.8%, to be voted in favor of our Business Combination Proposal in order to have such transaction approved.

        With certain limited exceptions, the Founder Shares and private placement shares are not transferable, assignable or salable (except to our officers and directors and other persons or entities affiliated with our Sponsors, each of whom will be subject to the same transfer restrictions) until, with respect to the Founder Shares, the earlier of one year after the completion of our business combination or earlier if, (x) subsequent to our business combination, the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our business combination, or (y) the date following the completion of our business combination on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property, and with respect to the private placement shares, 30 days after the completion of our initial business combination. Assuming consummation of the Business Combination, the Unvested Founder Shares will be subject to further transfer restrictions pursuant to the terms of the Founder Shares Amendment Agreement.

Preferred Stock

  Undesignated Preferred Stock

        Our current certificate of incorporation expressly grants to the Board authority to provide for the issuance of 1,000,000 shares of preferred stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designations, powers, preferences and other special rights of the shares of each such series and the qualifications, limitations or restrictions thereof. Our Board is able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the Common Stock and could have anti-takeover effects. The ability of our Board to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preferred stock outstanding at the date hereof; however, in connection with the Business Combination, the Board will adopt the Certificate of Designation, designating [35,000] shares of our preferred stock as "Series A Preferred Stock". At Closing, we intend to issue to Seller [35,000] shares of Series A Preferred Stock with an initial stated value of $35,000,000 (assuming no adjustments in accordance with the terms of the Merger Agreement).

  Certificate of Designation for Series A Preferred Stock

  Voting; Consent Rights

        Other than any voting rights provided by law or as expressly provided by the Certificate of Designation, the holders of the Series A Preferred Stock (in their capacities as such) shall not have any voting rights of shareholders in the Company.

        Without the prior written consent of Oaktree, so long as the Series A Preferred Stock is outstanding, the Company will not and will cause its subsidiaries not to (the following, the "Consent Rights"):

  •
  create, authorize the creation of or issue or obligate itself to issue (i) any stock that ranks senior to the Series A Preferred Stock and has preference or priority over the Series A Preferred Stock with respect to payment of dividends or in the distribution of assets in case of any liquidation, dissolution or winding up of the Company (the "Senior Stock"), (ii) any stock that ranks on parity with the Series A Preferred Stock with respect to payment of dividends and in the distribution of assets in case of any liquidation, dissolution or winding up of the Company (the "Parity Stock"), (iii) any capital stock that votes as a single class with the holders of Series A Preferred Stock with respect to the Consent Rights, or (iv) any stock of any subsidiary of the Company (with certain exceptions);

  •
  reclassify or amend any capital stock of the Company or its subsidiaries if it would render such capital stock senior to or on parity with the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company or the payment of dividends;

  •
  enter into any agreement with respect to or consummate any merger, consolidation or similar transaction with any other person pursuant to which the Company or its subsidiary (as the case may be) would not be the surviving entity in such transaction, if as a result of such transaction, any capital stock or equity or equity linked securities of such surviving entity would rank senior to or on parity with the Series A Preferred Stock as to the payment of dividends or in the distribution of assets in the event of any liquidation, dissolution or winding up of the surviving entity;

  •
  assume, incur or guarantee, or authorize the creation, assumption, incurrence or guarantee of, any debt for borrowed money (subject to certain exceptions in the Certificate of Designations) if as a result thereof the aggregate outstanding amount of debt for borrowed money of the Company and its subsidiaries would exceed $5,000,000 on a consolidation basis other than pursuant to the replacement credit facility or a refinancing thereof in a principal amount that does not exceed the available amount under the replacement credit facility;

  •
  authorize or consummate any change of control event or liquidation event (in each case, as described in the Certificate of Designation); or

  •
  modify the Certificate of Designation or any other organizational document of the Company in a manner that would reasonably be expected to be materially adverse to the rights or obligations of the holders of Series A Preferred Stock.

Dividends

        Dividends on each share of Series A Preferred Stock will be payable in cash on a quarterly basis and will accrue on the stated value of such share on a daily basis at a rate of (i) 6% per annum during the period from the Closing Date until the 18 month anniversary of the Closing Date and (ii) 10% per annum thereafter; provided that the dividend rate will be increased by 2% per annum in case of any non-payment of dividends when due, failure to redeem shares of Series A Preferred Stock when required or any other material default (in each case, as further specified in the Certificate of Designations) until such non-payment, failure or default has been cured, resolved or waived.

Appointment of Oaktree as Attorney-in-Fact

        The Certificate of Designation provides that the holders of Series A Preferred Stock will irrevocably constitute and appoint Oaktree as the sole and exclusive attorney-in-fact and proxy of the holders of Series A Preferred Stock with full power of substitution and resubstitution, to exercise or abstain from exercising certain of the rights granted to the holders of Series A Preferred Stock pursuant to the Certificate of Designations, including the Consent Rights and the conversion rights described below, to the fullest extent permitted by law.

Liquidation

        In case of a liquidation event, the holders of shares of the Series A Preferred Stock will be entitled to receive an amount per share of Series A Preferred Stock equal to $1,000 per share (subject to certain adjustments provided in the Certificate of Designation to reflect stock splits and similar events) and all accrued and unpaid dividends (the "Redemption Price"), subject to the rights of any holders of Senior Stock or Parity Stock, as may be applicable, before any distribution or payment to holders of Common Stock or any other stock ranking junior to the Series A Preferred Stock.

Redemption

        The Series A Preferred Stock will not have a scheduled redemption date or maturity date. The Company may, at any time and from time to time, redeem all or any portion of the shares of Series A Preferred Stock then outstanding; provided, that any such redemption shall be on a pro rata basis among the holders of Series A Preferred Stock in accordance with the number of shares of Series A Preferred Stock then held by such holders. In connection with any redemption, the Company shall pay a price per share of Series A Preferred Stock equal to the Redemption Price. There shall be no premium or penalty payable in connection with any redemption.

        As a condition to the consummation of any change of control (as described in the Certificate of Designations), the Company will redeem all shares of Series A Preferred Stock then outstanding. In addition, in the event of (i) a sale of any capital stock of the Company or its subsidiaries (including the sale of such capital stock upon the cash exercise of any Warrants but excluding sales pursuant to the Company's incentive plan, sales to the extent the proceeds thereof are used to maintain the Company's solvency or to avoid default under a bona-fide credit agreement to which the Company or its subsidiaries are subject or as consideration for a bona fide acquisition by the Company or its subsidiaries) or (ii) a disposition by the Company of assets, in a single transaction or series of related transactions, outside the ordinary course of business for which the Company or its subsidiaries receives consideration in excess of $5,000,000, the Company will be required to, within three business days of such events, use the net cash proceeds from such events to redeem the maximum number of shares of Series A Preferred Stock that can be redeemed with such net cash proceeds at the Redemption Price.

Conversion

        Any holder of Series A Preferred Stock may elect, by written notice to the Company (x) at any time and from time to time on or after the third anniversary of the Closing Date or (y) at any time and from time to time on or after the non-payment of dividends when due, failure to redeem shares of Series A Preferred Stock when required or any other material default (in each case, as further specified in the Certificate of Designation) until such non-payment, failure or default is cured by the Company, to cause the Company to convert, without the payment of additional consideration by such holder, all or any portion of the issued and outstanding shares of Series A Preferred Stock held by such holder, as specified by such holder in such notice, into a number of shares of Common Stock determined by dividing (i) the stated value per share of $1,000 (subject to certain adjustments provided in the Certificate of Designations for stock splits and similar events) plus accrued and unpaid dividends by (ii) the VWAP per share of Common Stock for the 30 consecutive trading days ending on the trading day immediately preceding the conversion date. In the event the Series A Preferred Stock is converted following an uncured non-payment, failure or default event, for the purposes of the foregoing calculation, VWAP per share shall be multiplied by 90%. The VWAP per share is defined as the per share volume-weighted average price as reported by Bloomberg (as further described in the Certificate of Designations).

Restrictions on the Company

        Subject to certain exceptions, while any Series A Preferred Stock is outstanding, (i) no dividends to or redemptions of any shares that rank junior to the Series A Preferred Stock may be made by the Company and (b) no dividends to or redemptions of any Parity Stock may be made by the Company, unless such dividends or redemptions are made proportionately with the Series A Preferred Stock.

Transfer of Series A Preferred Stock

        The holders of the Series A Preferred Stock may transfer the Series A Preferred Stock to any person or entity other than a competitor of the Company as defined in the Certificate of Designation.

Warrants

Public Stockholders' Warrants

        Each warrant entitles the registered holder to purchase one-half of one share of our Common Stock at a price of $5.75 per half share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the IPO or 30 days after the completion of our business combination. For example, if a warrant holder holds two warrants, such warrants will be exercisable for one share of the company's Common Stock. Warrants may be exercised only for a whole number of shares of Common Stock at $11.50 per share. The warrants will expire five years after the completion of our business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

        We will not be obligated to deliver any shares of Common Stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Common Stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, unless an exemption is available. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of common stock underlying such unit.

        We have agreed that as soon as practicable, but in no event later than thirty (30) days, after the closing of our business combination, we will use our best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Common Stock issuable upon exercise of the warrants. We will use our best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the Warrant Agreement. If a registration statement covering the shares of Common Stock issuable upon exercise of the warrants is not effective within 90 days after the closing of our initial business combination, warrant holders may, under the circumstances specified in the warrant agreement and until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis.

        Once the warrants become exercisable, we may call the warrants for redemption:

  •
  in whole and not in part;

  •
  at a price of $0.01 per warrant;

  •
  upon not less than 30 days' prior written notice of redemption (the "30-day redemption period") to each warrant holder; and

  •
  if, and only if, the reported last sale price of the Common Stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date we send to the notice of redemption to the warrant holders.

        If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.

        We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the common stock may fall below the $24.00 redemption trigger price as well as the $11.50 warrant exercise price (for whole shares) after the redemption notice is issued.

        If we call the warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise his, her or its warrant to do so on a "cashless basis." In determining whether to require all holders to exercise their warrants on a "cashless basis," our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of common stock issuable upon the exercise of our warrants. If our management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the "fair market value" (defined below) by (y) the fair market value. The "fair market value" shall mean the average reported last sale price of the Common Stock for the

10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Common Stock to be received upon exercise of the warrants, including the "fair market value" in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the warrants after our initial business combination. If we call our warrants for redemption and our management does not take advantage of this option, our Sponsors and its permitted transferees would still be entitled to exercise their private placement warrants contained in the private placement units for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.

        A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates), to the warrant agent's actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the shares of Common Stock outstanding immediately after giving effect to such exercise.

        If the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to holders of common stock entitling holders to purchase shares of Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for common stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of common stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for common stock, in determining the price payable for Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of common stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

        In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of Common Stock on account of such shares of Common Stock (or other shares of our capital stock into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of Common Stock in connection with the Business Combination, (d) as a result of the repurchase of shares of Common Stock by the company when the Business Combination is presented to the stockholders of the company for approval, or (e) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of common stock in respect of such event.

        If the number of outstanding shares of our Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of Common Stock.

        Whenever the number of shares of Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of common stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of common stock so purchasable immediately thereafter.

        In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than those described above or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of our Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders (other than a tender, exchange or redemption offer made by the company in connection with redemption rights held by stockholders of the company as provided for in the Company's proposed certificate of incorporation or as a result of the repurchase of shares of Common Stock by the company when the Business Combination is presented to the stockholders of the company for approval) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, the holder of a warrant will be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if such warrant holder had exercised the warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the Warrant Agreement. Additionally, if less than 70% of the consideration receivable by the holders of Common Stock in such a transaction is payable in the form of Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the Warrant Agreement based on the per share consideration minus Black-Scholes Warrant Value (as defined in the Warrant Agreement) of the warrant.

        The warrants will be issued in registered form under a Warrant Agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The Warrant Agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.

        The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of Common Stock and any voting rights until they exercise their warrants and receive shares of Common Stock. After the issuance of shares of Common Stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

        Warrants may be exercised only for a whole number of shares of Common Stock. No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the warrant holder. As a result, warrant holders not purchasing an even number of warrants must sell any odd number of warrants in order to obtain full value from the fractional interest that will not be issued.

Private Placement Warrants

        The private placement warrants contained in the private placement units (including the Common Stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the completion of our Business Combination (except, among other limited exceptions, to our officers and directors and other persons or entities affiliated with the sponsor) and they will not be redeemable by us so long as they are held by the sponsor, Cantor Fitzgerald or their permitted transferees. In addition, for as long as the private placement warrants are held by Cantor Fitzgerald or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement. Otherwise, the private placement warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the IPO. If the private placement warrants are held by holders other than the Sponsors, Cantor Fitzgerald or their permitted transferees, the private placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the public shares.

        If holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the fair market value by (y) the fair market value. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by our Sponsors and permitted transferees is because it is not known at this time whether they will be affiliated with us following our Business Combination. If they remain affiliated with us, their ability to sell our securities in the open market will be significantly limited. We expect to have policies in place that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike public stockholders who could exercise their warrants and sell the shares of Common Stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.

Dividends

        We have not paid any cash dividends on our common stock to date and do not intend to pay cash dividends prior to the completion of our Business Combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of our Business Combination. The payment of any cash dividends subsequent to our Business Combination will be within the discretion of our board of directors at such time. In addition, our Board is not currently contemplating and does not anticipate declaring any stock dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Our Transfer Agent and Warrant Agent

        The transfer agent for our Common Stock and warrant agent for our warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Provisions in Our Current Certificate of Incorporation Related to Business Combination

        Our current certificate of incorporation contains certain requirements and restrictions that will apply to the Company until the completion of our business combination. These provisions cannot be amended without the approval of the holders of at least 65% of our common stock and then only if we allow dissenting holders the opportunity to redeem their pro-rata interest from the trust account. Our Initial Stockholders will participate in any vote to amend our current certificate of incorporation and will have the discretion to vote in any manner they choose. Specifically, our current certificate of incorporation provides, among other things, that:

  •
  if we are unable to complete our initial business combination by July 12, 2018, we will (i) cease all operations, except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders' rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law;

  •
  prior to our business combination, we may not issue additional shares of capital stock that would entitle the holders thereof to (i) receive funds from the trust account or (ii) vote on any initial business combination; and

  •
  as our securities are listed on NASDAQ, our initial business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of our assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the agreement to enter into the initial business combination.

        In addition, our current certificate of incorporation provides that under no circumstances will we redeem our public shares in an amount that would cause our net tangible assets upon consummation of our initial business combination to be less than $5,000,001.

Certain Anti-Takeover Provisions of Delaware Law, the Company's Certificate of Incorporation and Bylaws

        We are currently subject to the provisions of Section 203 of the DGCL, which we refer to as "Section 203," regulating corporate takeovers. Assuming the approval of Proposal No. 5 at the Special Meeting, we will no longer be subject to Section 203 effective 12 months following the effective date of the proposed certificate of incorporation. Instead, after such date, the Company will be subject to a provision in the proposed certificate of incorporation that is substantially similar to Section 203 of the DGCL, but excludes our Sponsors, Oaktree Capital and IEA Parent and each of their respective successors, certain affiliates and each of their respective transferees from the definition of "interested stockholder," and to make certain related changes.

        Section 203 (and the substantially similar provision that will be contained in the proposed certificate of incorporation and effective 12 months after the effective date thereof) prevents certain Delaware corporations, under certain circumstances, from engaging in a "business combination" with:

  •
  a stockholder who owns fifteen percent (15%) or more of our outstanding voting stock (otherwise known as an "interested stockholder");

  •
  an affiliate of an interested stockholder; or

  •
  an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

        A "business combination" includes a merger or sale of more than ten percent (10%) of our assets. However, the above provisions of Section 203 do not apply if:

  •
  our Board approves the transaction that made the stockholder an "interested stockholder," prior to the date of the transaction;

  •
  after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least eighty-five percent (85%) of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

  •
  on or subsequent to the date of the transaction, the business combination is approved by our Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

        Our current certificate of incorporation provides that our Board is classified into two classes of directors. As a result, in most circumstances, a person can gain control of our Board only by successfully engaging in a proxy contest at two or more annual meetings. Assuming the approval of Proposal No. 3, our proposed certificate of incorporation will provide that our Board is classified into three classes of directors.

        Assuming the approval of Proposal No. 4, our proposed certificate of incorporation will require the approval by affirmative vote of the holders of at least two-thirds of the Common Stock of the post-combination company to make any amendment to key provisions of the post-combination company certificate of incorporation or bylaws (and with respect to our bylaws, 80% in some cases).

        In addition, our certificate of incorporation does not provide for cumulative voting in the election of directors. Subject to the terms of the Investor Rights Agreement, our Board is empowered to elect a director to fill a vacancy created by the expansion of the Board or the resignation, death, or removal of a director in certain circumstances; and our advance notice provisions require that stockholders must comply with certain procedures in order to nominate candidates to our Board or to propose matters to be acted upon at a stockholders' meeting.

        Our authorized but unissued Common Stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved Common Stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Special Meeting of Stockholders

        Our current bylaws provide that special meetings of our stockholders may be called only by a majority vote of our board of directors, by our CEO or by our chairman.

        Our proposed bylaws provide that special meetings of our stockholders may be called only by (i) the chairman of our Board, (ii) our Chief Executive Officer, (iii) a majority of our Board or (iv) directors designated by the Sponsors or Oaktree subject to certain conditions set forth in the Investor Rights Agreement.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

        Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder's notice will need to be received by the secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the annual meeting of stockholders. If our annual meeting is called for a date that is not within 45 days before or after such anniversary date, a stockholder's notice will need to be received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which we first publicly announce the date of the annual meeting. Our bylaws also specify certain requirements as to the form and content of a stockholder's notice for an annual meeting. Specifically, a stockholder's notice must include: (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of our capital stock owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (iv) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (v) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (vi) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before such meeting. These notice requirements will be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified us of such stockholder's intention to present such proposal at an annual meeting in compliance with Rule 14a-8 of the Exchange Act, and such stockholder has complied with the requirements of such rule for inclusion of such proposal in the proxy statement we prepare to solicit proxies for such annual meeting. Pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. The foregoing provisions may limit our stockholders' ability to bring matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

Securities Eligible for Future Sale

        We have 19,210,000 shares of Common Stock outstanding as of the date hereof. Of these shares, the 15,000,000 public shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act ("Rule 144"). All of the remaining 4,210,000 shares (including all 460,000 private placement units and their component securities) are, and any shares of Common Stock issued to IEA Parent in connection with the Business Combination will be, restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering.

Rule 144

        Pursuant to Rule 144, a person who has beneficially owned restricted shares of our Common Stock or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

        Persons who have beneficially owned restricted shares of our Common Stock or warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

  •
  1% of the total number of shares of Common Stock then outstanding; or

  •
  the average weekly reported trading volume of the common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

        Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

        Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

  •
  the issuer of the securities that was formerly a shell company has ceased to be a shell company;

  •
  the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

  •
  the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

  •
  at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

        As a result, our Initial Stockholders will be able to sell their Founder Shares and private placement shares and private placement warrants and IEA Parent will be able to sell the Common Stock received as consideration in the Business Combination, as applicable, pursuant to Rule 144 without registration one year after we have completed our Business Combination.

Registration Rights

        Seller and the Initial Stockholders and their transferees will be granted certain rights pursuant to the Registration Rights Agreement. The Company has agreed to use reasonable best efforts to file and make effective as soon as practicable, a shelf registration statement for the resale of the Common Stock and warrants held by the parties to the Registration Rights Agreement, subject to certain conditions. Certain of the parties to the Registration Rights Agreement will have customary demand registration rights at any time the shelf registration statement referred to in the preceding sentence is not effective, and all of the parties will have certain "piggyback" registration rights with respect to registration statements filed subsequent to the Business Combination.

Listing of Securities

        We intend to apply to continue the listing of our Common Stock and warrants on NASDAQ under the symbols "IEA," and "IEAW." respectively, upon the Closing. Our units, which currently are traded on NASDAQ under the symbol "MIIIU" will cease to be traded upon Closing and, instead, such units will be separated into the public shares and public warrants, which will trade as independent securities as described above.

BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our Common Stock as of the record date (pre-Business Combination) and (ii) expected beneficial ownership of our Common Stock immediately following consummation of the Business Combination (post-Business Combination), assuming that no public shares of the Company are redeemed, and alternatively the maximum number of shares of the Company are redeemed, by:

  •
  each person who is, or is expected to be, the beneficial owner of more than five percent (5%) of the outstanding shares of our Common Stock;

  •
  each of our current officers and directors;

  •
  each person who will become a named officer or director of the post-combination company; and

  •
  all officers and directors of the Company, as a group, and of the post-combination company, as a group.

        Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

        The beneficial ownership of our Common Stock pre-Business Combination is based on 19,210,000 shares of Common Stock (including Founder Shares) issued and outstanding as of November 20, 2017.

        The expected beneficial ownership of shares of our Common Stock post-Business Combination, assuming none of our public shares are redeemed, has been determined based upon the following: (i) no Company stockholder has exercised its redemption rights to receive cash from the Trust Account in exchange for their shares of Common Stock and we have not issued any additional shares of our Common Stock and (ii) there will be an aggregate of 29,210,000 shares of our Common Stock (including Founder Shares and private placement shares) issued and outstanding at Closing, which assumes 10,000,000 shares of Common Stock are issued to IEA Parent.

        The expected beneficial ownership of shares of our Common Stock post-Business Combination assuming maximum redemptions has been determined based on the following: (i) Company stockholders (other than the stockholders listed in the table below) have exercised their redemption rights with respect to 5,047,974 shares of our Common Stock, which is the maximum redemptions while assuming the Available Cash Condition is met, and (ii) there will be an aggregate of 24,165,526 shares of our Common Stock (including Founder Shares) issued and outstanding at the Closing.

        Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock or warrants beneficially owned by them.

			After the Business Combination
	Before the Business Combination		Assuming No Redemption		Assuming Maximum Redemption
	Number of Shares	Approximate %	Number of Shares	Approximate %	Number of Shares	Approximate %
Officers and directors
Mohsin Y. Meghji(1)	4,050,000	21.08%	4,896,901	16.29%	4,896,901	19.58%
Suleman E. Lunat(2)		—	—	—	—	—
Brian Griffith		—	—	—	—	—
Andrew L. Farkas(2)		—	—	—	—	—
Osbert Hood	20,000	*	20,000	*	20,000	*
Philip Marber	20,000	*	20,000	*	20,000	*
All current directors and executive officers as a group (6 individuals)	4,090,000	21.29%	4,936,901	16.43%	4,936,901	19.74%
John Paul Roehm(3)	—	—	—	—	—	—
Ian Schapiro(3)	—	—	—	—	—	—
Andrew Layman(3)	—	—	—	—	—	—
Chris Hanson(3)	—	—	—	—	—	—
All post-Business Combination officers and directors (9 individuals)	4,090,000	21.29%	4,936,901	16.43%	4,936,901	19.74%
5% or greater beneficial owners
M III Sponsor I LLC(1)	3,777,475	19.66%	3,922,475	13.36%	3,922,475	16.14%
M III Sponsor I LP(1)	272,525	1.42%	297,525	1.02%	297,525	1.23%
IEA Parent(4)
Glazer Capital, LLC(5)	1,909,908	9.94%	1,909,908	6.54%	1,909,908	7.90%
Weiss Asset Management LP(6)	1,058,000	5.51%	1,058,000	3.62%	1,058,000	4.38%
AQR Capital Management LLC(7)	965,221	5.02%	965,221	3.30%	965,221	3.99%
Polar Asset Management Partners Inc.(8)	1,724,700	8.98%	1,724,700	5.90%	1,724,700	7.14%

*
Less than one percent.

(1)
Mohsin Meghji, our Chairman and Chief Executive Officer, is the managing member of M III Acquisition Partners I LLC ("M III Partners"), the sole managing member of M III Sponsor I LLC. He is also the Chief Executive Officer of M III Acquisition Partners I Corp. ("M III Acquisition I"), the sole general partner of M III Sponsor I LP. Consequently, he may be deemed the beneficial owners of the Founder Shares held by our Sponsors and have sole voting and dispositive control over such securities. Mr. Meghji disclaims beneficial ownership over any securities owned by our Sponsors in which he does not have a pecuniary interest. Prior to the Business Combination, private placement warrants were excluded because they were not exercisable within sixty (60) days. Following the Business Combination, includes 1,353,803 public warrants held by Mr.Meghji, 290,000 private warrants held by M III Sponsor I LLC and 50,000 public warrants held by M III Sponsor I LP, exercisable for an aggregate of 846,901 shares of Common Stock. It is currently anticipated that M III Sponsor I LLC and M III Sponsor I LP will distribute the Common Stock and Warrants held by them (subject to applicable transfer restrictions) to their respective members and partners following the Business Combination. The business address of each of M III Partners, the Sponsors and M III Acquisition I is c/o M-III Partners, LP, 3 Columbus Circle, New York, New York 10019.

(2)
Messrs. Lunat and Farkas do not beneficially own any shares of our Common Stock, but each has a pecuniary interest in shares of our Common Stock through his ownership of membership interests in our Sponsors or an affiliate thereof.

(3)
Messrs. Roehm, Layman and Hanson do not beneficially own any shares of our Common Stock, but each has an indirect pecuniary interest through their membership interests in IEA Parent.

(4)
Includes 10,000,000 shares of Common Stock issued as consideration in the Business Combination. IEA Parent is controlled by Oaktree. The following entities may be deemed to have indirect beneficial ownership of the shares owned directly by IEA Parent: (i) Oaktree, (ii) Oaktree Fund GP, LLC ("GP LLC"), in its capacity as general partner of Oaktree, (iii) Oaktree Fund GP I, L.P. ("GP LP"), in its capacity as managing member of GP LLC, (iv) Oaktree Capital I, L.P. ("Capital I"), in its capacity as general partner of GP LP, (v) OCM Holdings I, LLC ("Holdings I"), in its capacity as general partner of Capital I, (vi) Oaktree Holdings, LLC ("Holdings LLC"), in its capacity as managing member of Holdings I, (vii) Oaktree Capital Group, LLC ("OCG"), in its capacity as managing member of Holdings LLC, and (viii) Oaktree Capital Group Holdings GP, LLC ("OCGH GP"), in its capacity as manager of OCG. OCGH GP is managed by an executive committee, the members of which are Howard S. Marks, Bruce A. Karsh, Jay S. Wintrob, John B. Frank and Sheldon M. Stone. Each of Oaktree, GP LLC, GP LP, Capital I, Holdings I, Holdings LLC, OCG, OCGH GP (collectively, the "Oaktree entities") and the individual members of OCGH GP disclaim beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein. The business address of IEA Parent and the Oaktree entities is 11611 San Vicente Boulevard, Suite 710 Los Angeles, CA 90049.

(5)
Based solely on a Schedule 13G filed with the SEC on February 14, 2017. The business address of Glazer Capital, LLC ("GCL") is 250 West 55th street, Suite 30A, New York, New York 10019. Paul J. Glazer does not directly own any shares of Common Stock, but he does indirectly own 1,909,908 shares of common stock in his capacity as (i) the managing member of Paul J. Glazer, LLC, a Delaware limited liability company, which in turn serves as the general partner of Glazer Capital Management L.P.,("GCM") and Glazer Enhanced Fund, L.P. ("GEF") both Delaware limited partnerships and (ii) the managing member of Glazer Capital, LLC ("GCL") which in turn serves as the investment manager of GCM, GEF, Glazer Offshore Fund, Ltd. ("GOF") and Glazer Enhanced Offshore Fund, Ltd.("GEOF") both Cayman Islands corporations. In addition, GCL manages on a discretionary basis separate accounts for two unrelated entities that own shares of common stock (collectively, the "Separate Accounts"). Although Mr. Glazer does not directly own any shares of common stock, Mr. Glazer is deemed to beneficially own the 1,909,908 shares of Common Stock held by GOF, GEOF, GCM, GEF and the Separate Accounts. Mr. Glazer and GCL share voting and dispositive power of the shares.

(6)
Based solely on a Schedule 13G filed with the SEC on February 14, 2017. The business address of BIP GP LLC, a Delaware limited liability company ("BIP GP"), Weiss Asset Management LP, a Delaware limited partnership ("Weiss Asset Management"), WAM GP LLC, a Delaware limited liability company ("WAM GP") and Andrew M. Weiss, Ph.D., is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116. Shares held by for BIP GP include shares beneficially owned by a private investment partnership (the "Partnership") of which BIP GP is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership (and reported above for BIP GP). Each of BIP GP, WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein.

(7)
Based solely on a Schedule 13G filed with the SEC on February 14, 2017. The business address of AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and CNH Partners, LLC is Two Greenwich Plaza, Greenwich, CT 06830. AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and CNH Partners, LLC share voting and dispositive power of the shares. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. CNH Partners is deemed to be controlled by AQR Capital Management, LLC.

(8)
Based solely on a Schedule 13G filed with the SEC on February 9, 2017. The business address of Polar Asset Management Partners, Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company ("PMSMF") and certain managed accounts (together with PMSMF, the "Polar Vehicles"), with respect to the shares directly held by the Polar Vehicles.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company's Related Party Transactions

Founder Shares

        In August 2015, M III LLC purchased an aggregate 3,593,750 founder shares for an aggregate purchase price of $25,000, or approximately $0.007 per share. On November 5, 2015 we effectuated a 1.760-for-1 stock split in the form of a dividend. Thereafter, we cancelled a portion of the shares issued in such split, resulting in an aggregate of 4,312,500 Founder Shares outstanding. 562,500 of the Founder Shares were forfeited upon the expiration of the underwriters' over-allotment without exercise. Subsequently, M III LLC transferred an aggregate of 40,000 Founder Shares to Messrs. Osbert Hood and Philip Marber, two of the Company's independent directors. M III LLC also transferred to M III LP a number of Founder Shares (a portion of which were subsequently cancelled) in April 2016 and it transferred additional Founder Shares to M III LLP in September 2016, so that M III LP currently holds 222,525 Founder Shares for an aggregate purchase price of $2,106.08. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20.0% of the outstanding shares upon completion of our IPO (excluding the private placement shares).

        Transfer Restrictions—With certain limited exceptions, the Founder Shares will not be transferable, assignable or salable by our Sponsors until the earlier of (i) one year after the completion of an initial business combination, and (ii) the date on which we consummate a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after an initial business combination that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of our Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the Founder Shares will be released from the lock-up.

        Rights—The Founder Shares are identical to the public shares except that (i) the Founder Shares are subject to certain transfer restrictions, as described above and (ii) our Initial Stockholders, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed (a) to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) that they may hold in connection with the consummation of the Business Combination, and (b) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by July 12, 2018 (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our Business Combination within such time period).

        Voting—Our Sponsors, officers and directors have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. Currently, our Sponsors, officers and directors own 21.3% of our issued and outstanding shares of Common Stock, including all of the Founder Shares.

        Redemption—Our Initial Stockholders, officers and directors have agreed to waive their redemption rights with respect to any shares of Common Stock (other than any public shares, in the case of Cantor Fitzgerald) that they may hold in connection with the consummation of the Business Combination. Additionally, our Initial Stockholders have agreed to waive their redemption rights with respect to their Founder Shares if we fail to consummate our Business Combination by July 12, 2018, although they will be entitled to redemption rights upon liquidation with respect to any public shares they may own.

Private Placement Units

        Our Sponsors and Cantor Fitzgerald purchased from the Company an aggregate of 460,000 private placement units at a price of $10.00 per unit (a purchase price of $4,600,000) in a private placement that occurred simultaneous to the closing of our IPO. Each private placement unit entitles the holder to one share of Common Stock and one Warrant purchase one-half of one share of Common Stock at $5.75 per half share. A portion of the purchase price of the private placement units was added to the proceeds from the IPO to be held in the Trust Account pending completion of our initial business combination.

        The private placement units have terms and provisions that are identical to the public shares, except that the private placement units may be net cash settled and are not redeemable by the Company so long as they are held by the Sponsors or their permitted transferees. If any private placement units are transferred to holders other than our Sponsors or their permitted transferees, such private placement units will be redeemable by the Company and exercisable by the holders on the same basis as the public shares. With certain limited exceptions, the private placement units and the Common Stock underlying such private placement units, will not be transferable, assignable or salable by our Sponsors until 30 days after the completion of an initial business combination.

        If the Company does not complete its initial Business Combination, then the proceeds from the private placement units will be part of the liquidating distribution to the public stockholders and the private placement units and their component securities issued to our Sponsors and Cantor Fitzgerald will expire worthless.

Registration Rights

        The holders of the Founder Shares and private placement units have certain rights, to request registration for resale under the Securities Act, of securities of the Company, subject to certain conditions. These rights include demand registration rights, and certain "piggyback" registration rights with respect to registration statements filed by us. These registration rights will terminate in connection with the Business Combination and IEA Parent and the Initial Stockholders and their transferees will enter into an Amended and Restated Registration Rights Agreement at the time of closing.

Related Party

        Our Sponsors, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review all payments that were made to our Sponsors, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

        After our Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the post-combination company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in these proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our Business Combination, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Related Party Loans

        M-III LLC had agreed to loan the Company an aggregate of $250,000 against the issuance of an unsecured promissory note (the "Promissory Note") to cover expenses related to the IPO. This loan was non-interest bearing and payable on the earlier of July 31, 2016 or the completion of the IPO. As of December 31, 2016, all amounts owed under the Promissory Note had been repaid. In addition to the Promissory Note, M-III LLC advanced the Company an additional $2,766 to cover expenses related to the IPO, which was also repaid upon consummation of the IPO on July 12, 2016.

        In order to finance transaction costs in connection with a business combination, the Sponsors or an affiliate of the Sponsors or certain of the Company's officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its Business Combination, the Company would repay such loaned amounts out of the proceeds released from the Trust Account. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,000,000 of such loans will be convertible into warrants of the post-Business Combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants discussed above. The terms of such loans by the Sponsors and the Company's officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

The Company's Related Party Transactions Following the Business Combination

Agreements with Affiliates of IEA

        Following the Business Combination, certain of the existing agreements described under "IEA Related Party Transactions" will continue in effect".

Founder Shares Amendment Agreement

        The Sponsors and two of our directors, who collectively hold all of our Founder Shares, will enter into a Founder Shares Amendment Agreement, pursuant to which they agree that an aggregate of 1,874,999 Common Shares (representing approximately 50% of each such persons' Founder Shares) will be subject to vesting (the "Unvested Founder Shares"), half of which will vest on the first day upon which the closing sale price of the Common Stock on NASDAQ has equaled or exceeded $12.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading day period in a 30 consecutive day trading period and the other half of which will vest on the first day upon which the closing sale price of the Common Stock on NASDAQ has equaled or exceeded $14.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading day period in a 30 consecutive day trading period. Prior to vesting, the Unvested Founder Shares may not be transferred other than to certain permitted transferees but will continue to be beneficially owned by such persons for all purposes, including voting; provided that any dividends paid on Unvested Founder Shares will be held in escrow until such time as the Unvested Founder Shares vest and will be forfeited in the event the Unvested Founder Shares are forfeited. Vesting of such shares will accelerate upon specified events, including a change of control or liquidation of the Company that results in all of the Company's stockholders having the right to exchange their Common Stock for consideration in cash, securities or other property which equals or exceeds $10.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like). Unvested Founder Shares that have not vested on or prior to the tenth anniversary of the Closing Date will be forfeited.

Investor Rights Agreement

        The Company will enter an Investor Rights Agreement with the Sponsors (and any affiliated transferees of the Sponsors' Common Stock or warrants who become a party to the Investor Rights Agreement), on the one hand, and with the Selling Stockholders and Oaktree, in its capacity as the representative of IEA Parent and any of its affiliated transferees, each of whom will grant to Oaktree a power of attorney to vote such person's Common Stock and to act on such person's behalf under the Investor Rights Agreement. For further information, please see "Proposal No. 1—Approval of the Business Combination—Related Agreements" and Exhibit A to Annex A to this proxy statement.

Registration Rights Agreement

        Seller and the Initial Stockholders and their transferees will be granted certain rights pursuant to the Registration Rights Agreement. The Company has agreed to use reasonable best efforts to file and make effective as soon as practicable, a shelf registration statement for the resale of the Common Stock and warrants held by the parties to the Registration Rights Agreement, subject to certain conditions. Certain of the parties to the Registration Rights Agreement will have customary demand registration rights at any time the shelf registration statement referred to in the preceding sentence is not effective, and all of the parties will have certain "piggyback" registration rights with respect to registration statements filed subsequent to the Business Combination.

        Seller will agree under the Registration Rights Agreement that the shares of Common Stock it receives at Closing will not be transferable, assignable or salable by it (in each case, subject to certain agreed exceptions) until the date which is 180 days after the Closing.

IEA Related Party Transactions

        On October 19, 2015, IEA and Shermco Industries, Inc., a portfolio company of Oaktree Capital ("Shermco"), entered into a Construction Services Agreement Work Authorization, which was negotiated on an arms-length basis, under which Shermco provided tower wiring and aviation safety lighting for wind turbines erected by IEA. IEA paid Shermco approximately $1.4 million for these services in 2015. There are no remaining obligations under this agreement and this agreement is no longer in effect.

        On November 1, 2015, IEA Renewable Energy, Inc., a subsidiary of IEA Services, entered into a Construction Services Agreement with Shermco (the "Shermco Master Agreement"), which is a master agreement under which IEA and Shermco may enter into additional Work Authorizations from time to time for specific projects. In 2017, IEA has paid Shermco approximately $310,000 for the investigation of electrical cable splices installments and related services that were performed pursuant to purchase orders under the Shermco Master Agreement, which was negotiated on an arms-length basis. As of November 20, 2017, there may be additional work required under the Shermco Master Agreement, which is estimated to result in additional payments to Shermco in an amount of approximately $250,000.

        Sterling Lumber Company ("Sterling"), a portfolio company of Oaktree, is a supplier of ground protection mats. IEA has contracted with Sterling, on an arm's-length basis, from time to time to provide these mats since 2011, prior to Sterling's acquisition by Oaktree in November 2016. For the year ended December 31, 2016, IEA paid Sterling $548,315.27 pursuant to purchase orders entered into prior to Sterling's acquisition by Oaktree in November 2016. From the period of November 2016 to December 31, 2016, IEA made no payments to Sterling. For the nine months ended September 30, 2017, IEA paid Sterling approximately $716,734.92 pursuant to additional purchase orders. As of November 20, 2017, there are no currently outstanding purchase orders or obligations.

        World Wind Services, LLC, a portfolio company of Oaktree Capital ("World Wind"), is a contractor whose services include construction, quality control, and operations and maintenance services in the wind and solar construction industry. On August 6, 2014, IEA Renewable Energy, Inc. entered into a Construction Services Agreement with World Wind (the "World Wind Master Agreement"), which was negotiated on an arms-length basis. The World Wind Master Agreement is a master agreement under which IEA and World Wind have entered into Work Authorizations from time to time for specific projects. IEA made payments to World Wind in 2014, 2015 and 2016 and in the nine months ended September 30, 2017 of $88,672.00, $3,042,301.07, $416,121.01 and $468,447.49, respectively. As of November 20, 2017, $991,901.50 is outstanding under a Work Authorization dated July 24, 2017.

        On October 20, 2017, IEA Services entered into a Master Transaction Agreement with White Construction Inc. (a subsidiary of IEA Services), Seller and certain of its subsidiaries, which was negotiated on an arms-length basis, pursuant to which certain real property located in Clinton, Indiana, with an estimated future value of approximately $8,000,000 to $10,000,000 (the "Clinton Property"), was distributed out of IEA to Seller. No consideration was provided in connection with this distribution.

        On October 20, 2017, White Construction Inc. entered into a Lease Agreement (the "Clinton Lease Agreement") with Clinton RE Holdings (Delaware), LLC, which was negotiated on an arms-length basis, pursuant to which White Construction Inc. leases certain real property in Clinton, Indiana from Clinton RE Holdings (Delaware), LLC. The lease payments under such Lease Agreement, which are paid in monthly installments, are approximately $612,000 for the first year, $621,180 for the second year and $630,498 for the third year. The Clinton Lease Agreement has an initial term of 20 years, which can be extended at the option of White Construction Inc. for two consecutive periods of five years pursuant to the terms of the Clinton Lease Agreement.

        During February 2015, Seller and IEA Services entered into a second lien term loan agreement ("Second Lien Term Loan") with Oaktree and Oaktree Power Opportunities Fund III (Parallel), L.P. that provided for the ability to borrow up to $50,000,000. Borrowing under the Second Lien Term Loan accrued interest at a fixed rate of 8%. As of December 31, 2016, no amounts were outstanding, and the Second Lien Term Loan was terminated. In the fourth quarter of 2016, the outstanding principal and accrued interest balance of the Second Lien Term Loan of approximately $23,000,000 was converted to equity.

        In addition to the above, each of Oaktree and IEA Parent from time to time, in the ordinary course of business, provide credit support for IEA in the form of letters of credit or guarantees of obligations of IEA. In connection with such debt raising activities, IEA made payments to Oaktree and Oaktree Power Opportunities Fund III (Parallel), L.P. in 2014, 2015 and 2016 and in the nine months ended September 30, 2017 in the aggregate amount of approximately $0.8 million, $2.0 million, $2.3 million and $1.2 million, respectively. IEA expects that these guarantees will be terminated and the payments will not continue following the Business Combination. Currently, IEA is obligated to make payments in an aggregate amount equal to three percent (3%) per annum of the amounts subject to the guarantee, indemnity and other obligations under the Westchester Indemnity, which is payable quarterly on the last date of each fiscal quarter of IEA Services and on which Oaktree's obligations under the Westchester Indemnity are released (which shall be pro-rated based on the number of days elapsed from the Closing Date and the first date of the fiscal quarter of IEA).

Policies and Procedures for Related Party Transactions

        Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

        A "Related Person Transaction" is a transaction, arrangement or relationship in which the post-combination company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A "Related Person" means:

  •
  any person who is, or at any time during the applicable period was, one of the post-combination company's officers or one of the post-combination company's directors;

  •
  any person who is known by the post-combination company to be the beneficial owner of more than five percent (5%) of our voting stock;

  •
  any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of our voting stock; and

  •
  any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

        The post-combination company will have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to the audit committee charter of the Company, the Audit Committee will have the responsibility to review related party transactions.

PRICE RANGE OF SECURITIES AND DIVIDENDS

The Company

Price Range of the Company's Securities

        Our units, each of which consists of one share of our Common Stock, par value $0.0001 per share, and one warrant to purchase one-half of one share of our Common Stock, began trading on NASDAQ under the symbol "MIIIU" on July 20, 2016. On August 24, 2016, we announced that holders of our units could elect to separately trade the Common Stock and the warrants included in the units, or to continue to trade the units without separating them. On October 6, 2016, the Common Stock and warrants began trading on NASDAQ under the symbols "MIII" and "MIIIW," respectively. Each warrant entitles the holder to purchase one-half of one share of our Common Stock at a price of $5.75 per half share, subject to adjustments as described in our final prospectus dated July 7, 2017, and subsequently filed with the SEC. Warrants may only be exercised for a whole number of shares of Common Stock and will become exercisable 30 days after the completion of an initial business combination. Our warrants will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation as described in our prospectus.

        The following table sets forth, for the calendar quarter indicated, the high and low sales prices per unit, Common Stock and warrants as reported on NASDAQ for the periods presented.

	Units (MIIIU)				Common Stock (MIII)				Warrants (MIIIW)
	High		Low		High		Low		High		Low
Fiscal 2018:
Quarter ended 3/31/2017(1)		$11.55		$10.65		$9.93		$9.88		$0.99		$0.81
Fiscal 2017:
Quarter ended 3/31/2017		$10.13		$9.83		$10.09		$9.60		$0.35		$0.21
Quarter ended 6/30/2017		$10.30		$10.04		$9.80		$9.50		$0.49		$0.30
Quarter ended 9/30/2017		$10.35		$10.17		$9.91		$9.77		$0.55		$0.45
Quarter ended 12/31/2017		$10.70		$10.29		$9.93		$9.79		$0.80		$0.50
Fiscal 2016:
Quarter ended 3/31/2016	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A
Quarter ended 6/30/2016	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A	$	N/A
Quarter ended 9/30/2016(2)		$9.95		$9.69	$	N/A	$	N/A	$	N/A	$	N/A
Quarter ended 12/31/2016(3)		$9.95		$9.70		$9.75		$9.43		$0.25		$0.18

(1)
Through January 8, 2018.

(2)
Beginning on July 20, 2016 with respect to MIIIU.

(3)
MIII and MIIIW began separate trading on October 6, 2016.

        On November 2, 2017, the trading date before the public announcement of the Business Combination, the Company's public units, Common Stock and warrants closed at $10.00, $9.84 and $0.25, respectively.

  Dividend Policy of the Company

        The Company has not paid any cash dividends on its Common Stock to date and does not intend to pay cash dividends prior to the completion of the Business Combination. Following completion of the Business Combination, the post-combination company's Board will consider whether or not to institute a dividend policy. It is the present intention of the Company to retain any earnings for use in its business operations and, accordingly, the Company does not anticipate the Board declaring any dividends in the foreseeable future.

IEA

  Price Range of IEA Securities

        Historical market price information regarding IEA is not provided because there is no public market for IEA's units. For information about distributions paid by IEA to its equityholders, please see the sections entitled "IEA's Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Cash Flows from Financing Activities."

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audited financial statements of the Company as of December 31, 2016 and for the year then ended and as of December 31, 2015 and for the period from August 4, 2015 (inception) through December 31, 2015, appearing in this proxy statement have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere in this proxy statement, and are included in reliance on such report given on the authority of such firm as an expert in accounting and auditing.

        The consolidated financial statements of IEA Energy Services, LLC and subsidiaries ("IEA") as of and for the years ended December 31, 2016 and 2015 have been included in this proxy statement, in reliance upon the report appearing elsewhere herein of Crowe Horwath LLP ("Crowe"), an independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.

Independence

        Crowe informed IEA's management and audit committee of a non-audit service provided to IEA that was not consistent with the auditor independence rules of the Public Company Accounting Oversight Board and Securities and Exchange Commission. Crowe performed certain ministerial tasks in assisting IEA with a fixed asset software conversion in November of 2016. Crowe was paid less than $4,500 for this service.

        Crowe considered whether the matter noted above impacted its objectivity and ability to exercise impartial judgment with regard to its engagement as IEA's auditors and has concluded that there has been no impairment of Crowe's objectivity and ability to exercise impartial judgment on all matters encompassed within its audits. After taking into consideration the facts and circumstances of the above matter and Crowe's determination, IEA's audit committee also concluded that Crowe's objectivity and ability to exercise impartial judgment has not been impaired.

APPRAISAL RIGHTS

        Appraisal rights are not available to holders of our shares of Common Stock in connection with the Business Combination.

HOUSEHOLDING INFORMATION

        Pursuant to the rules of the SEC, unless we have received contrary instructions, we are permitted to send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as "householding," reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

  •
  If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at c/o M-III Partners, LP, 3 Columbus Circle, New York, New York 10019 or by telephone at (212) 531-4532, to inform us of his or her request; or

  •
  If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

 TRANSFER AGENT AND REGISTRAR

        The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

        Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

        We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company's SEC filings, including this proxy statement, over the Internet at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

        If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

c/o M-III Partners, LP
3 Columbus Circle
New York, New York 10019
(212) 716-1491
Attention: Mohsin Y. Meghji
Email: mmeghji@miiipartners.com

        You may also obtain these documents by requesting them in writing or by telephone from the Company's proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Individuals, please call toll-free: (800) 662-5200
Banks and brokerage, please call: (203) 658-9400
Email: MIII.info@morrowsodali.com

        If you are a stockholder of the Company and would like to request documents, please do so by one week prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

        All information contained in this proxy statement relating to the Company has been supplied by the Company, and all such information relating to IEA has been supplied by IEA. Information provided by either the Company or IEA does not constitute any representation, estimate or projection of any other party.

        This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Business Combination, the Company or IEA that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

INDEX TO CONSOLIDATED FINANCIAL INFORMATION

Page
M III Acquisition Corp.
For the Nine Months Ended September 30, 2017 and September 30, 2016 and the Three Months Ended September 30, 2017 and September 30, 2016
Condensed Balance Sheets as of September 30, 2017 (Unaudited) and December 31, 2016	F-2
Unaudited Condensed Statements of Operations for the Nine Months Ended September 30, 2017 and September 30, 2016 and the Three Months Ended September 30, 2017 and September 30, 2016	F-3
Unaudited Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2017 and September 30, 2016	F-4
Notes to Condensed Financial Statements (Unaudited)	F-5
For the Year Ended December 31, 2016 and For the Period from August 4, 2015 (Inception) to December 31, 2015
Report of Independent Registered Public Accounting Firm	F-17
Balance Sheets as of December 31, 2016 and December 31, 2015	F-18
Statements of Operations For the Year Ended December 31, 2016 and For the Period from August 4, 2015 (Inception) to December 31, 2015	F-19
Statements of Change In Stockholders' Equity For the Year Ended December 31, 2016	F-20
Statements of Cash Flows For the Year Ended December 31, 2016 and For the Period from August 4, 2015 (Inception) to December 31, 2015	F-21
Notes to Financial Statements	F-22
IEA Energy Services, LLC
For the Nine Months Ended September 30, 2017 and September 30, 2016
Unaudited Consolidated Financial Statements of IEA Energy Services, LLC and Subsidiaries
Consolidated Balance Sheets as of September 30, 2017 and 2016 (Unaudited)	F-34
Consolidated Statements of Operations and Comprehensive Loss (Unaudited)	F-35
Consolidated Changes in Members' Equity (Deficit) (Unaudited)	F-36
Consolidated Statements of Cash Flows (Unaudited)	F-37
Notes to Unaudited Consolidated Financial Statements	F-38
For the Years Ended December 31, 2016 and December 31, 2015
Audited Consolidated Financial Statements of IEA Energy Services, LLC and Subsidiaries
Independent Auditor's Report	F-59
Consolidated Balance Sheets as of December 31, 2016 and 2015	F-60
Consolidated Statements of Operations and Comprehensive Loss	F-61
Consolidated Changes in Members' Equity (Deficit)	F-62
Consolidated Statement of Cash Flows	F-63
Notes to Audited Consolidated Financial Statements	F-64
For the Year Ended December 31, 2014
Unaudited Consolidated Financial Statements of IEA Energy Services, LLC and Subsidiaries
Consolidated Balance Sheet as of December 31, 2014 (Unaudited)	F-92
Consolidated Statement of Operations and Comprehensive Loss (Unaudited)	F-93
Consolidated Changes in Members' Equity (Deficit) (Unaudited)	F-94
Consolidated Statement of Cash Flows (Unaudited)	F-95
Notes to Unaudited Consolidated Financial Statements	F-96

M-III Acquisition Corp.

Condensed Balance Sheets

	As of September 30, 2017	As of December 31, 2016
	Unaudited
Assets
Cash	$613,720	$869,058
Prepaid expense	31,295	61,292

Current Assets	645,015	930,350
Cash and securities held in Trust Account	150,723,082	150,100,471

Total Assets	$151,368,097	$151,030,821

Liabilities and Stockholders' Equity
Franchise tax payable	88,540	19,380
Accrued income tax	$105,048	$0

Current Liabilities	193,588	19,380
Deferred underwriting fee	6,000,000	6,000,000

Total Liabilities	6,193,588	6,019,380

Commitments and Contingencies
Common stock, 13,950,203 and 13,991,772 shares subject to possible redemption at September 30, 2017 and December 31, 2016, respectively	140,174,508	140,011,440
Stockholders' Equity
Preferred stock, $0.0001 par value; 1,000,000 share authorized, none issued or outstanding	—	—
Common stock, $0.0001 par value, 35,000,000 shares authorized; 5,259,797 shares issued and outstanding (excluding 13,950,203 shares subject to redemption) at September 30, 2017; 5,218,228 shares issued and outstanding (excluding 13,991,772 shares subject to redemption) at December 31, 2016	525	522
Additional Paid-in Capital	4,848,501	5,011,571
Retained earnings (accumulated deficit)	150,975	(12,092)

Total Stockholders' Equity	5,000,001	5,000,001

Total Liabilities and Stockholders' Equity	$151,368,097	$151,030,821

The accompanying notes are an integral part of the unaudited condensed financial statements

M-III Acquisition Corp.

Condensed Statements of Operations (unaudited)

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016
Formation and operating costs	$(354,496)	$(47,265)	$(81,014)	$(46,900)

Loss from operations	(354,496)	(47,265)	(81,014)	(46,900)

Interest income	622,610	31,297	300,627	31,297

Income before provision of income taxes	268,114	(15,968)	219,613	(15,603)

Income tax provision	(105,048)	—	(105,048)	—

Net Income / (Loss)	$163,066	$(15,968)	$114,565	$(15,603)

Weighted average number of common shares outstanding—basic and diluted(1)	5,251,965	4,558,494	5,232,775	5,058,396
Net Income / (loss) per common share—basic		(Revised)		(Revised)
and diluted(2)	$(0.06)	$(0.01)	$(0.02)	$(0.01)

(1)
Excludes 13,950,203 shares subject to redemption at September 30, 2017 and 562,500 shares subject to forfeiture at September 30, 2016 for failure by the underwriters to exercise their overallotment option.

(2)
Net Income / (loss) per common share—basic and diluted excludes interest income attributable to the shares of common stock subject to redemption for the nine months ended September 30, 2017 and 2016 of $452,390 and $23,870, respectively and for the three months ended September 30, 2017 and 2016 of $218,737 and $23,870, respectively.

The accompanying notes are an integral part of the unaudited condensed financial statements

M-III Acquisition Corp.

Condensed Statements of Cash Flows (unaudited)

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Cash flows from operating activities:
Net income (loss)	$163,066	$(15,968)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest income held in Trust Account	(622,610)	(31,297)
Changes in operating assets and liabilities
Increase in franchise tax payable	69,160	9,690
Increase (decrease) in prepaid expense	29,998	(71,292)
Increase in accrued income tax	105,048	—

Net cash used in operating activities	(255,338)	(108,867)

Cash flows from investing activities
Principal deposited in Trust Account	—	(150,000,000)

Net cash used in investing activities	—	(150,000,000)
Cash flows from financing activities
Repayment of note payable to related party	—	(238,000)
Net proceeds from issuance of units	—	146,848,325
Gross proceeds from private placement	—	4,600,000
Payment of offering costs	—	(219,291)

Net cash provided by financing activities	—	150,991,034

Net (decrease) / increase in cash	(255,338)	882,167
Cash at beginning of the period	869,058	31,691

Cash at the end of the period	$613,720	$913,858

Supplemental disclosure of non-cash financing activities
Deferred underwriting fees		$6,000,000
Deferred offering costs reclassified to equity		$105,000
Value of common stock subject to possible redemption		$140,006,756
Change in common stock subject to possible redemption	$163,068	—

The accompanying notes are an integral part of the unaudited condensed financial statements

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited)

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

        M III Acquisition Corp. (the "Company") was incorporated in Delaware on August 4, 2015. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the "Business Combination"). While it may pursue an acquisition opportunity in any business, industry or sector and in any geographic region, the Company expects to focus on businesses based in North America that engage primarily in the financial services, healthcare services and industrials sectors. The Company is an "emerging growth company," as defined in Section 2(a) of the Securities Act of 1933, as amended, or the "Securities Act," as modified by the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act").

        At September 30, 2017, the Company had not commenced any operations. All activity through September 30, 2017 relates to the Company's formation, the initial public offering ("Offering") described below and work to identify and negotiate an appropriate Business Combination. The Company will not generate any operating revenues until after completion of its Business Combination, at the earliest. The Company has generated non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Offering.

        The registration statement for the Offering was declared effective on July 6, 2016. On July 12, 2016, the Company consummated the Offering of 15,000,000 units ("Units" and, with respect to the shares of common stock included in the Units, the "Public Shares") at $10.00 per Unit, generating gross proceeds of $150,000,000, which is described more fully in Note 3.

        Simultaneously with the closing of the Offering, the Company consummated the sale of 460,000 Units (the "Private Units" and, with respect to the shares included in the Private Units, the "Private Shares"), at a price of $10.00 per Unit in a private placement (the "Private Placement") to the Company's sponsor described below, and Cantor Fitzgerald & Co., the lead underwriter for the Offering ("Cantor Fitzgerald"), generating gross proceeds of $4,600,000, which is described more fully in Note 4.

Sponsor and Financing:

        The Company's sponsors are M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP, a Delaware limited partnership ("M III LLC" and "M III LP," respectively; and collectively, the "Sponsor"). The Company intends to finance its Business Combination with net proceeds from the Offering (Note 3) and the Private Placement (Note 4). Substantially all of the net proceeds of the Offering and the Private Placement are held in the Trust Account (as defined below).

The Trust Account:

        Following the closing of the Offering and the Private Placement on July 12, 2016, an amount of $150.0 million ($10.00 per unit) from the net proceeds of the sale of the Units in the Offering and the Private Placement was placed in a United States-based trust account (the "Trust Account") at Citibank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee, which funds may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. The funds will remain in

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

the Trust Account until the earlier of (i) the consummation of the Business Combination or (ii) the distribution of the Trust Account as described below, except that interest earned on the funds in the Trust Account may be released to pay taxes and up to $50,000 of dissolution expenses. The remaining proceeds of the Offering and the Private Placement, which are held outside the Trust Account, may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

        The Company's amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes and up to $50,000 of dissolution expenses, if any, none of the funds held in the Trust Account will be released until the earliest of: (i) the completion of the Business Combination; (ii) the redemption of 100% of the common stock included in the Units sold in the Offering, if the Company is unable to complete its Business Combination by July 12, 2018 (subject to the requirements of law); or (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Company's amended and restated certificate of incorporation relating to stockholders' rights or pre-Business Combination activity, with it being understood that funds held in the Trust Account may be released in connection with the first to occur of such transactions.

Business Combination:

        The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering and the Private Placement, although substantially all of the net proceeds of the Offering and the Private Placement are intended to be generally applied toward consummating its Business Combination with (or acquisition of) a Target Business. A "Target Business" means one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time the Company signs a definitive agreement in connection with the Business Combination. There is no assurance that the Company will be able to successfully effect its Business Combination.

        The Company, after signing a definitive agreement for its Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest but less taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets upon consummation of its Business Combination to be less than $5,000,001. In such case, the Company would not proceed with the

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

redemption of its Public Shares and the related Business Combination, and instead may search for an alternate Business Combination.

        If the Company holds a stockholder vote or there is a tender offer for shares in connection with the Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest but less taxes payable. As a result, such shares of common stock are recorded at redemption amount and classified as temporary equity in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 480, "Distinguishing Liabilities from Equity." The amount in the Trust Account as of September 30, 2017 is approximately $10.05 per Public Share ($150,723,082 held in the Trust Account divided by 15,000,000 Public Shares).

        If the Company seeks stockholder approval of the Business Combination and it does not conduct redemptions in connection with the Business Combination pursuant to the tender offer rules, the Company's amended and restated certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a "group" (as defined under Section 13 of the Exchange Act) will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the shares sold in the Offering ("Excess Shares"). However, the Company would not be restricting the stockholders' ability to vote all of their shares (including Excess Shares) for or against the Business Combination.

        The Company must complete its Business Combination by July 12, 2018. If the Company does not complete its Business Combination by July 12, 2018, then it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (and less up to $50,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company's net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into letter agreements with the Company (and Cantor Fitzgerald has agreed as part of its unit purchase agreement), pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company's officers, directors or affiliates acquire shares of common stock in or after the Offering, they will be entitled to a pro rata share of the Trust Account with respect to such shares only upon the Company's redemption or liquidation in the event the Company does not complete its Business Combination within the required time period.

        In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering. In order to protect the amounts held in the Trust Account, the Company's Chairman and Chief Executive Officer has agreed that he will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective Target Business, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company's indemnity of the underwriters of the Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party,

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

then the Company's Chairman and Chief Executive Officer will not be responsible to the extent of any liability for such third party claims.

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

        The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X promulgated by of the Securities and Exchange Commission (the "SEC"). Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of the Company's financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented. Operating results for the nine months ended September 30, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017 or any other period. The accompanying unaudited condensed financial statements should be read in conjunction with the Company's annual report on Form 10-K filed on March 30, 2017.

Emerging Growth Company:

        The Company is an "emerging growth company," as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012, (the "JOBS Act"), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

        Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised accounting standard at the time private companies adopt the new or revised standard.

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Securities Held in Trust Account:

        The amounts held in the Trust Account represent substantially all of the proceeds of the Offering and the Private Placement and are classified as restricted assets since such amounts can only be used by the Company in connection with the consummation of a Business Combination, except that interest earned on funds in the Trust Account may be used to pay taxes and up to $50,000 of dissolution expenses, if any. At September 30, 2017, all of the assets in the Trust Account were invested in the J.P. Morgan 100% US Treasury Money Market Fund (199) Institutional Share Class. As of September 30, 2017, the Trust Account had earned $723,082 in interest, which is held in the Trust Account, but may be released to the Company to pay its tax obligations and up to $50,000 of dissolution expenses.

Concentration of Credit Risk:

        Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value Measurement:

        ASC 820 establishes a fair value hierarchy that prioritizes and ranks the level of observability of inputs used to measure investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment, characteristics specific to the investment, market conditions and other factors. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurements) and the lowest priority to unobservable inputs (Level III measurements).

        Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets will typically have a higher degree of input observability and a lesser degree of judgment applied in determining fair value.

        The three levels of the fair value hierarchy under ASC 820 are as follows:

        Level I—Quoted prices (unadjusted) in active markets for identical investments at the measurement date are used.

        Level II—Pricing inputs are other than quoted prices included within Level I that are observable for the investment, either directly or indirectly. Level II pricing inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, inputs other than quoted prices that are observable for the investment, and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

        Level III—Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. The inputs used in determination of fair value require significant judgment and estimation.

        In some cases, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the investment is categorized in its entirety is determined based on the lowest level input that is significant to the investment. Assessing the significance of a particular input to the valuation of an investment in its

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

entirety requires judgment and considers factors specific to the investment. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the perceived risk of that investment.

Financial Instruments:

        The fair value of the Company's financial instruments, such as cash and payables, approximates the carrying amounts represented in the balance sheet due to the short-term nature of these instruments.

Use of Estimates:

        The preparation of financial statements in conformity with GAAP requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:

        The Company complies with the accounting and reporting requirements of FASB ASC 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

        FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no uncertain tax benefits as of September 30, 2017.

        The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. The Company has been subject to income tax examinations by various taxing authorities since its inception. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

        The Company's policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of September 30, 2017. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Redeemable Common Stock:

        All of the 15,000,000 shares of common stock sold as part of the Units in the Offering contain a redemption feature which allows for the redemption of such common stock under the Company's liquidation or tender offer/stockholder approval provisions. The initial stockholders and Cantor

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fitzgerald have waived their rights to participate in such redemption with respect to their initial shares. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company's amended and restated certificate of incorporation does not specify a maximum redemption threshold, it provides that in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon the closing of its Business Combination.

        The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of the securities to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid-in capital.

        Accordingly, at September 30, 2017 and December 31, 2016, 13,950,203 and 13,991,772, respectively, of the 15,000,000 Public Shares are classified outside of permanent equity at their redemption value. The redemption value is equal to the pro rata share of the aggregate amount then on deposit in the Trust Account, including interest (approximately $10.05 per share at September 30, 2017).

Recent Accounting Pronouncements:

        Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's financial statements.

Offering Costs:

        Offering costs consist principally of legal, underwriting commissions and other costs that are directly related to the Offering. All of such underwriting costs, amounting to approximately $9,600,000 (including $3,000,000 of underwriting commissions paid upon the closing of the Offering), were incurred prior to or shortly after the consummation of the Offering and were charged to stockholders' equity upon completion of the Offering, except that $6,000,000 of such amount is recorded as a liability in the accompanying balance sheet on account of deferred underwriting commissions.

Net Income (Loss) per Share:

        The Company complies with accounting and disclosure requirements ASC Topic 260, "Earnings Per Share." Net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Shares of common stock subject to possible redemption at September 30, 2017, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic income (loss) per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of warrants sold in the Offering and private placement to purchase 3,865,000 shares of Common Stock, in the calculation of diluted income per share, since the exercise of the warrants is contingent upon the occurrence of future events. As a result, diluted income per common share is the same as basic income per common share for the periods.

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reconciliation of net income (loss) per common share

        The Company's net income (loss) is adjusted for the portion of income that is attributable to common stock subject to redemption, as these shares only participate in the income of the Trust Account and not the income or losses of the Company. Accordingly, basic and diluted income (loss) per common share is calculated as follows:

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016
Net income (loss)	$163,066	$(15,968)	$114,565	$(15,603)
Less: income attributable to ordinary shares subject to redemption	(452,390)	(23,870)	(218,737)	(23,056)

Adjusted net loss	$(289,324)	$(39,839)	$(104,172)	$(38,659)

Weighted average shares outstanding, basic and diluted	5,251,965	4,558,494	5,232,775	5,058,396
		(Revised)		(Revised)
Basic and diluted net loss per ordinary share	$(0.06)	$(0.01)	$(0.02)	$(0.00)

NOTE 3—SUBSEQUENT EVENTS

        Management has evaluated subsequent events to determine if events or transactions occurring through the date the financial statements were issued require potential adjustment to, or disclosure in, the financial statements and has concluded that all such events that would require recognition or disclosure have been recognized or disclosed.

NOTE 4—LIQUIDITY

        As of September 30, 2017, the Company had $613,720 in its operating bank account.

        Based on the foregoing, management believes that the Company will have sufficient working capital to meet the Company's needs through the earlier of consummation of its Business Combination or July 12, 2018. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective merger or acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination. The Company anticipates that its uses of cash for the next twelve months from the filing date of this Form 10-Q will be approximately $575,000 for expenses incurred in the search for target businesses, including the legal, accounting and other third-party expenses attendant to the due diligence investigations, structuring and negotiating of its Business Combination.

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 4—LIQUIDITY (Continued)

        As of September 30, 2017, the Company also had $150,723,082 in cash and securities in the Trust Account. Such amounts can only be used by the Company in connection with the consummation of a Business Combination, except that interest earned on funds in the Trust Account may be used to pay taxes and up to $50,000 of dissolution expenses, if any.

NOTE 5—PUBLIC OFFERING

        On July 12, 2016, the Company consummated the Offering of 15,000,000 Units at $10.00 per Unit. Each Unit consists of one share of the Company's common stock, $0.0001 par value and one redeemable common stock purchase warrant (the "Warrants"). Each Warrant entitles the holder to purchase one-half of one share of common stock at a price of $5.75 (i.e., $11.50 per whole share). No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the Warrant holder. Each Warrant will become exercisable on the later of 30 days after the completion of the Business Combination or July 12, 2017 and will expire five years after the completion of the Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its Business Combination on or prior to July 12, 2018, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the Warrant holder upon exercise of the Warrants during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days' prior written notice of redemption, but only in the event that the last sale price of the Company's shares of common stock equals or exceeds $24.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Warrant holders.

        The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover any over-allotments, at the Offering price less the underwriting discounts and commissions. The underwriters did not exercise the over-allotment option.

NOTE 6—RELATED PARTY TRANSACTIONS

Founder Shares:

        In August 2015, M III LLC purchased an aggregate 3,593,750 shares of common stock (the "Founder Shares") for an aggregate purchase price of $25,000, or approximately $0.007 per share. On November 5, 2015, the Company effectuated a 1.760-for-1 stock split in the form of a dividend. All share and per-share amounts have been retroactively restated for the effect of this stock split. On December 31, 2015, the Company cancelled 1,293,750 Founder Shares issued in the stock split, and on July 6, 2016, the Company cancelled a further 718,750 Founder Shares issued in the stock split, resulting in an aggregate of 4,312,500 Founder Shares outstanding. After giving effect to the forfeiture of 562,500 shares because the underwriters' over-allotment option was not exercised, there are 3,750,000 Founder Shares currently outstanding. As a result of the stock split and subsequent partial cancellations and forfeiture, the per-share purchase price of the Founder Shares decreased to $0.006 per share. The Founder Shares are identical to the common stock included in the Units sold in the

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 6—RELATED PARTY TRANSACTIONS (Continued)

Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

        The Company's initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Business Combination, or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the Business Combination that results in all of the Company's stockholders having the right to exchange their shares of common stock for cash, securities or other property (the "Lock Up Period"). If subsequent to the Business Combination, the last sale price of the Company's common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.

Private Placement Units:

        On July 12, 2016, the Sponsor and Cantor Fitzgerald purchased from the Company an aggregate of 460,000 private placement units, each consisting of one share of common stock and one warrant to purchase one-half of one share of common stock with an exercise price of $5.75 per half share, at a price of $10.00 per unit (the "Private Placement Units"). 340,000 Private Placement Units were purchased by the Sponsor and 120,000 Private Placement Units were purchased by Cantor Fitzgerald. The purchase price of the Private Placement Units was added to the net proceeds from the Offering deposited in the Trust Account pending completion of the Business Combination. The Private Placement Units (including their component securities) are not transferable, assignable or salable until 30 days after the completion of the Business Combination and the Private Placement Warrants will be non-redeemable so long as they are held by the Sponsor, Cantor Fitzgerald or their permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor, Cantor Fitzgerald or their permitted transferees, the Private Placement Warrants contained in the Private Placement Units are redeemable by the Company and exercisable by such holders on the same basis as the Warrants included in the Units sold in the Offering. In addition, for as long as the Private Placement Warrants are held by Cantor Fitzgerald or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement related to the Offering. Otherwise, the Private Placement Warrants contained in the Private Placement Units have terms and provisions that are identical to those of the Warrants sold as part of the Units in the Offering and have no net cash settlement provisions.

        If the Company does not complete its Business Combination, then the proceeds from the Private Placement Units will be part of the liquidating distribution to the public stockholders and the Private Placement Units and their component securities issued to the Sponsor and Cantor Fitzgerald will expire worthless.

Related Party Loans:

        M-III LLC had agreed to loan the Company an aggregate of $250,000 against the issuance of an unsecured promissory note (the "Note") to cover expenses related to the Offering. This loan was non-interest bearing and payable on the earlier of July 31, 2016 or the completion of the Offering. As of December 31, 2016, all amounts owed under the Note had been repaid. In addition to the Note, M-III LLC advanced the Company an additional $2,766 to cover expenses related to the Offering, which was also repaid upon consummation of the Offering on July 12, 2016.

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 6—RELATED PARTY TRANSACTIONS (Continued)

        In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company's officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its Business Combination, the Company would repay such loaned amounts out of the proceeds released from the Trust Account. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,000,000 of such loans will be convertible into warrants of the post-Business Combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants discussed above. The terms of such loans by the Sponsor, its affiliate and the Company's officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

NOTE 7—COMMITMENTS AND CONTINGENCIES

Underwriting Agreement

        The Company paid an underwriting discount of 2% of the Unit offering price to the underwriters at the closing of the Offering (or $3.0 million), with an additional fee (the "Deferred Discount") of 4% of the gross offering proceeds payable upon the Company's completion of a Business Combination. The Deferred Discount will be forfeited by the underwriters if the Company fails to complete its Business Combination.

Registration Rights

        The Company's initial stockholders and holders of the Private Placement Units (and their constituent securities) are entitled to registration rights pursuant to a registration rights agreement signed on the date of the prospectus for the Offering. The Company's initial stockholders and holders of the Private Placement Units (and their constituent securities) are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have "piggy-back" registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The registration rights agreement does not provide for any cash penalties or additional penalties associated with any delays in registering the securities.

NOTE 8—TRUST ACCOUNT AND FAIR VALUE MEASUREMENT

        Upon the closing of the Offering and the Private Placement, a total of $150,000,000 was deposited into the Trust Account. All proceeds in the Trust Account may be invested only in either U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. government treasury obligations.

        At September 30, 2017, the proceeds in the Trust Account were invested in money market funds holding U.S. government treasury bills yielding interest of approximately 0.4%. The carrying value of the investment is stated at market and includes interest income of $723,082 at September 30, 2017, of which $622,610 was earned in the nine months ended September 30, 2017.

M III Acquisition Corp.

Notes to Condensed Financial Statements (unaudited) (Continued)

NOTE 8—TRUST ACCOUNT AND FAIR VALUE MEASUREMENT (Continued)

        The following table presents information about the Company's assets that are measured at fair value on a recurring basis at September 30, 2017 and December 31, 2016, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	September 30, 2017	December 31, 2016
Assets:
Cash and securities held in Trust Account	1	$150,723,082	$150,100,471

NOTE 9—STOCKHOLDERS' EQUITY

Common Stock

        The number of authorized shares of common stock of the Company is 35,000,000 shares. Holders of the Company's common stock are entitled to one vote for each share of common stock they own. At September 30, 2017, there were 19,210,000 shares of common stock issued and outstanding, including 13,950,203 shares subject to redemption.

Preferred Stock

        The Company is authorized to issue up to 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At September 30, 2017, there were no shares of preferred stock issued and outstanding.

NOTE 10—SUBSEQUENT EVENT

        On November 3, 2017, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with IEA Energy Services LLC ("IEA Services"), Wind Merger Sub I, Inc. ("Merger Sub I"), Wind Merger Sub II, LLC ("Merger Sub II"), Infrastructure and Energy Alternatives, LLC ("IEA LLC"), Oaktree Power Opportunities Fund III Delaware, L.P., as seller's representative, and (solely for certain limited purposes) M III Sponsor I LP and M III Sponsor I LLC. Pursuant to the Merger Agreement, the Company will acquire all of the outstanding capital stock of IEA Services through a merger of Merger Sub I, a wholly owned subsidiary of the Company formed on October 18, 2017, with and into IEA Services, with IEA Services being the surviving company of such merger (the "Potential Combination"). Immediately following the Potential Combination, and as part of an integrated plan, IEA Services shall be merged with and into Merger Sub II, with Merger Sub II (formed on October 18, 2017) being the surviving company of such merger. As a result of these transactions, IEA Services will become a wholly-owned subsidiary of the Company. IEA Services is an engineering, procurement and construction company focused on utility-scale renewable energy facilities.

        Pursuant to the Merger Agreement, IEA LLC will receive (subject to certain adjustments described in the Merger Agreement) $100,000,000 in cash, 10,000,000 shares of common stock and approximately $35,000,000 in shares of preferred stock of the Company, par value $0.0001 per share. IEA LLC will also be entitled to receive up to 9,000,000 shares of common stock in the aggregate upon the achievement of the EBITDA thresholds specified in the Merger Agreement for the Company's 2018 and 2019 fiscal years (with amounts not earned in 2018 available to be earned in 2019).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the
Board of Directors and Shareholders
of M III Acquisition Corp.

        We have audited the accompanying balance sheets of M III Acquisition Corp. (the "Company") as of December 31, 2016 and 2015, and the related statements of operations, change in stockholders' equity and cash flows for the year ended December 31, 2016 and for the period from August 4, 2015 (inception) through December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of M III Acquisition Corp., as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year ended December 31, 2016 and for the period from August 4, 2015 (inception) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP
New York, NY
March 30, 2017

M-III Acquisition Corp.

Balance Sheets

	As of December 31, 2016	As of December 31, 2015
Assets
Cash	$869,058	$31,691
Prepaid expense	61,292	—
Deferred offering costs	—	105,000

Current Assets	930,350	136,691
Cash and cash equivalents held in trust account	150,100,471	—

Total Assets	$151,030,821	$136,691

Liabilities and Stockholders' Equity
Taxes payable	$19,380	—
Notes payable	—	112,500

Current Liabilities	19,380	112,500
Deferred underwriting fee	6,000,000	—

Total Liabilities	6,019,380	112,500

Commitments	—	—
Common stock, 13,991,772 shares subject to possible redemption at December 31, 2016	140,011,440	—

Stockholders' Equity
Preferred stock, $0.0001 par value; 1,000,000 share authorized, none issued or outstanding	—	—
Common stock, $0.0001 par value, 35,000,000 shares authorized; 5,218,228 shares issued and outstanding (excluding 13,991,772 shares subject to redemption) at December 31, 2016; 5,031,250 shares issued and outstanding at December 31, 2015(1)	522	503
Additional Paid-in Capital	5,011,571	24,497
Accumulated Deficit	(12,092)	(809)

Total Stockholders' Equity	5,000,001	24,191

Total Liabilities and Stockholders' Equity	$151,030,821	$136,691

(1)
Shares issued and outstanding at December 31, 2015 include an aggregate of 718,750 shares that were returned and cancelled in July 2016 and an additional 562,500 shares that were forfeited in August 2016 upon the expiration of the underwriters' over-allotment without exercise.

The accompanying notes are an integral part of the financial statements

M-III Acquisition Corp.

Statements of Operations

	For the Year Ended December 31, 2016	For the Period From August 4, 2015 (Inception) to December 31, 2015
Formation and operating costs	$(111,754)	$(809)

Loss from operations	(111,754)	(809)
Interest Income	100,471	—

Net loss	$(11,283)	$(809)

Weighted average number of common shares outstanding—basic and diluted(1)	4,683,028	4,312,500
Net loss per common share—basic and diluted	$(0.00)	$(0.00)

(1)
Excludes 13,991,772 shares subject to redemption at December 31, 2016 and 562,500 shares of common stock that were forfeited in August 2016 upon the expiration of the underwriters' over-allotment option without exercise.

The accompanying notes are an integral part of the financial statements

M-III Acquisition Corp.

Statements of Change in Stockholders' Equity

	Common Stock
			Additional Paid-in Capital	Accumulated Deficit	Total Stockholder's Equity
	Shares	Amount
Balance, August 4, 2015 (Inception)	—	$—	$—	$—	$—
Issuance of common stock to Initial Stockholder	6,325,000	633	24,367	—	25,000
Cancellation of Shares	(1,293,750)	(130)	130
Net loss attributable to common shares	—	—	—	(809)	(809)

Balance at December 31, 2015	5,031,250	503	24,497	(809)	24,191
Cancellation of Shares	(718,750)	(72)	72	—	—
Sale of Units	15,000,000	1,500	149,998,500	—	150,000,000
Underwriting discount	—	—	(9,000,000)	—	(9,000,000)
Offering costs	—	—	(601,467)	—	(601,467)
Sale of Private Placement of Units	460,000	46	4,599,954	—	4,600,000
Forfeiture of Shares	(562,500)	(56)	56	—	—
Shares subject to possible conversion	(13,991,772)	(1,399)	(140,010,041)	—	(140,011,440)
Net (loss) for the twelve months ended December 31, 2016	—	—	—	(11,283)	(11,283)

Balance at December 31, 2016	5,218,228	$522	$5,011,571	$(12,092)	$5,000,001

The accompanying notes are an integral part of the financial statements

M-III Acquisition Corp.

Statements of Cash Flows

	For the Year Ended December 31, 2016	For the Period From August 4, 2015 (Inception) to December 31, 2015
Cash flows from operating activities:
Net loss	$(11,283)	$(809)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest income held in Trust Account	(100,471)	—
Changes in operating assets and liabilities
Prepaid expenses	(61,293)	—
Franchise tax payable	19,380	—

Net cash used in operating activities	(153,667)	(809)

Cash flows used in investing activities:
Principal deposited in Trust Account	(150,000,000)	—

Cash flows from financing activities:
Repayment of notes payable	(238,000)	75,000
Net proceeds from issuance of units	146,848,325	25,000
Proceeds from private placement	4,600,000	—
Payment of deferred offering costs	(219,291)	(67,500)

Net cash provided by financing activities	150,991,034	32,500

Net increase in cash	837,367	31,691
Cash at beginning of the period	31,691	—

Cash at the end of the period	$869,058	$31,691

Supplemental disclosure of noncash financing activities:
Deferred underwriting fees	$6,000,000	$—

Deferred offering costs reclassified to equity	$105,000	$—

Value of common stock subject to possible redemption at IPO	$140,022,200	$—

Change in common stock subject to possible redemption	(10,760)

Payment of deferred offering costs directly by affiliate	$—	$37,500

The accompanying notes are an integral part of the financial statements

M III Acquisition Corp.

Notes to Financial Statements

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General:

        M III Acquisition Corp. (the "Company") was incorporated in Delaware on August 4, 2015. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the "Business Combination"). While it may pursue an acquisition opportunity in any business, industry or sector and in any geographic region, the Company expects to focus on businesses based in North America that engage primarily in the financial services, healthcare services and industrials sectors. The Company is an "emerging growth company," as defined in Section 2(a) of the Securities Act of 1933, as amended, or the "Securities Act," as modified by the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act").

        At December 31, 2016, the Company had not commenced any operations. All activity through December 31, 2016 relates to the Company's formation, the initial public offering ("Offering") described below and work to identify a potential target for the Business Combination. The Company will not generate any operating revenues until after completion of its Business Combination, at the earliest. The Company has generated non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Offering.

        The registration statement for the Offering was declared effective on July 6, 2016. On July 12, 2016 the Company consummated the Offering of 15,000,000 units ("Units" and, with respect to the common shares included in the Units, the "Public Shares") at $10.00 per Unit, generating gross proceeds of $150,000,000, which is described more fully in Note 3.

        Simultaneously with the closing of the Offering, the Company consummated the sale of 460,000 Units (the "Private Units" and, with respect to the common shares included in the Private Units, the "Private Shares"), at a price of $10.00 per Unit in a private placement to the Company's sponsor, described below, and Cantor Fitzgerald & Co., the lead underwriter for the Offering ("Cantor Fitzgerald"), generating gross proceeds of $4,600,000, which is described more fully in Note 4.

Sponsor and Financing:

        The Company's sponsor is M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP, a Delaware limited partnership ("M III LLC" and "M III LP," respectively; and collectively, the "Sponsor"). The Company intends to finance its Business Combination with proceeds from the funds raised in the $150,000,000 Offering (Note 3) and the $4,600,000 private placement (Note 4). The $150,000,000 of net proceeds are held in the Trust Account (as defined below).

The Trust Account:

        Following the closing of the Offering and the private placement on July 12, 2016, an amount of $150 million ($10.00 per unit) from the net proceeds of the sale of the Units in the Offering and the private placement was placed in a United States-based trust account ("Trust Account") at Citibank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee, which funds may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations. The funds will remain in the Trust Account until the earlier of (i) the consummation of the initial Business Combination or

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

(ii) the distribution of the Trust Account as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

        The Company's amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay taxes and up to $50,000 of interest to pay dissolution expenses, if any, none of the funds held in the Trust Account will be released until the earliest of: (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the common stock included in the Units sold in the Offering if the Company is unable to complete its initial Business Combination by July 12, 2018 (subject to the requirements of law) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Company's Amended and Restated Certificate of Incorporation relating to stockholders' rights or pre-Business Combination activity, with it being understood that funds held in the Trust Account may be released to fund the first to occur of such transactions.

Business Combination:

        The Company's management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating its initial Business Combination with (or acquisition of) a Target Business. A "Target Business" means one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of our signing a definitive agreement in connection with the Company's initial Business Combination. There is no assurance that the Company will be able to successfully effect its initial Business Combination.

        The Company, after signing a definitive agreement for its initial Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest but less taxes payable. The decision as to whether the Company will seek stockholder approval of the initial Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets upon consummation of its initial Business Combination to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its Public Shares and the related Business Combination, and instead may search for an alternate Business Combination.

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 1—DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (Continued)

        If the Company holds a stockholder vote or there is a tender offer for shares in connection with the initial Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest but less taxes payable. As a result, such shares of common stock are recorded at redemption amount and classified as temporary equity in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 480, "Distinguishing Liabilities from Equity." The amount in the Trust Account as of December 31, 2016 is approximately $10.01 per Public Share ($150,100,471 held in the Trust Account divided by 15,000,000 Public Shares).

        If the Company seeks stockholder approval of the initial Business Combination and it does not conduct redemptions in connection with the Business Combination pursuant to the tender offer rules, the Company's Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a "group" (as defined under Section 13 of the Exchange Act) will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the shares sold in the Offering ("Excess Shares"). However, the Company would not be restricting the stockholders' ability to vote all of their shares (including Excess Shares) for or against the initial Business Combination.

        The Company must complete its initial Business Combination by July 12, 2018. If the Company does not complete its initial Business Combination by July 12, 2018, then it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares for a per share pro rata portion of the Trust Account, including interest, but less taxes payable (less up to $50,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company's net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into letter agreements with the Company (and Cantor Fitzgerald has agreed as part of its unit purchase agreement), pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company's officers, directors, or affiliates acquire, or Cantor Fitzgerald acquires, shares of common stock in or after the Offering, they will be entitled to a pro rata share of the Trust Account with respect to such shares only upon the Company's redemption or liquidation in the event the Company does not complete its initial Business Combination within the required time period.

        In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering. In order to protect the amounts held in the Trust Account, the Company's Chairman and Chief Executive Officer has agreed that he will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a definitive agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company's indemnity of the underwriters of the Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then the Company's Chairman and Chief Executive Officer will not be responsible to the extent of any liability for such third party claims.

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

        The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and pursuant to the accounting and disclosure rules and regulations of the SEC.

Emerging Growth Company:

        The Company is an "emerging growth company," as defined in Section 2(a) of the Securities Act of 1933, as amended, (the "Securities Act"), as modified by the Jumpstart our Business Startups Act of 2012, (the "JOBS Act"), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

        Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when an accounting standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised accounting standard at the time private companies adopt the new or revised standard.

Cash, Cash Equivalents and Securities Held in Trust Account:

        The amounts held in the Trust Account represent substantially all of the proceeds of the Offering and are classified as restricted assets since such amount can only be used by the Company in connection with the consummation of a Business Combination. At December 31, 2016, all of the assets in the Trust Account were invested in the J.P. Morgan 100% US Treasury Money Market Fund (199) Institutional Share Class. As of December 31, 2016, the Trust Account had earned $100,471 in interest which is held in the Trust Account to be released to the Company to pay its tax obligations.

Concentration of Credit Risk:

        Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Financial Instruments:

        The fair value of the Company's financial instruments, such as cash and payables, approximates the carrying amounts represented in the balance sheet due to the short-term nature of these instruments.

Use of Estimates:

        The preparation of financial statements in conformity with U.S. GAAP requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:

        The Company complies with the accounting and reporting requirements of FASB ASC 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

        FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no uncertain tax benefits as of December 31, 2016.

        The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. The Company has been subject to income tax examinations by various taxing authorities since its inception. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal and state tax laws. The Company's management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

        The Company's policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of December 31, 2016 and 2015. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Redeemable Common Stock:

        All of the 15,000,000 shares of common stock sold as part of the Units in the Offering and the private placement contain a redemption feature which allows for the redemption of such common stock under the Company's liquidation or tender offer/stockholder approval provisions. The initial stockholders and Cantor Fitzgerald have waived their rights to participate in such redemption with respect to their initial shares. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

instruments, are excluded from the provisions of FASB ASC 480. Although the Company does not specify a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001.

        The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of the securities to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid-in capital.

        Accordingly, at December 31, 2016, 13,991,772 of the 15,000,000 Public Shares are classified outside of permanent equity at their redemption value. The redemption value is equal to the pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less taxes payable (approximately $10.01 per share at December 31, 2016).

Recent Accounting Pronouncements:

        Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company's financial statements.

Subsequent Events:

        Management has evaluated subsequent events to determine if events or transactions occurring through the date the financial statements were issued require potential adjustment to or disclosure in the financial statements and has concluded that all such events that would require recognition or disclosure have been recognized or disclosed.

Liquidity:

        As of December 31, 2016, the Company had $869,058 in its operating bank account, as well as $150,100,471 in cash and cash equivalents in the Trust Account.

        Based on the foregoing, management believes that the Company will have sufficient working capital to meet the Company's needs through the earlier of consummation of its initial Business Combination or July 12, 2018. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective merger or acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the initial Business Combination. The Company anticipates that its uses of cash for the next twelve months from the filing date of the Form 10-K will be approximately $400,000 for expenses incurred in the search for target businesses, including the legal, accounting and other third-party expenses attendant to the due diligence investigations, structuring and negotiating of its initial Business Combination

Offering Costs:

        Offering costs consist principally of legal, underwriting commissions and other costs incurred through the balance sheet date that are directly related to the Offering. Offering costs amounting to approximately $9.6 million were charged to stockholders' equity upon completion of the Offering, including $3 million of underwriting commissions paid upon the closing of the Offering and $6 million of deferred underwriting commissions recorded as a liability in the accompanying balance sheet.

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net Loss per Share:

        Net loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. An aggregate of 13,991,772 shares of common stock subject to possible redemption at December 31, 2016 have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings and an aggregate of 562,500 shares that were forfeited in August 2016 upon the expiration of the underwriters' over-allotment option without exercise have been excluded from such calculation. The Company has not considered the effect of the warrants sold in the Offering and private placement to purchase 7,730,000 shares of the Company's common stock in the calculation of diluted net loss per share because the exercise of the warrants is contingent on the occurrence of future events.

NOTE 3—PUBLIC OFFERING

        On July 12, 2016 the Company consummated the Offering of 15,000,000 Units at $10.00 per Unit. Each Unit consists of one share of the Company's common stock, $0.0001 par value and one redeemable common stock purchase warrant (the "Warrants"). Each Warrant entitles the holder to purchase one-half of one share of common stock at a price of $5.75. No fractional shares will be issued upon exercise of the Warrants. If, upon exercise of the Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the Warrant holder. Each Warrant will become exercisable on the later of 30 days after the completion of the Company's initial Business Combination or July 12, 2017 and will expire five years after the completion of the Company's initial Business Combination or earlier upon redemption or liquidation. However, if the Company does not complete its initial Business Combination on or prior to July 12, 2018, the Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Warrants issued in the Offering during the exercise period, there will be no net cash settlement of these Warrants and the Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days' prior written notice of redemption, but only in the event that the last sale price of the Company's shares of common stock equals or exceeds $24.00 per share for any 20 trading days within the 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the Warrant holders.

        The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover any over-allotments, at the Offering price less the underwriting discounts and commissions. The underwriters did not exercise the over-allotment option.

NOTE 4—RELATED PARTY TRANSACTIONS

Founder Shares:

        In August 2015, M III LLC purchased an aggregate 3,593,750 shares of common stock (the "Founder Shares") for an aggregate purchase price of $25,000, or approximately $0.007 per share. On November 5, 2015, the Company effectuated a 1.760-for-1 stock split in the form of a dividend. All share and per-share amounts have been retroactively restated for the effect of this stock split. On

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 4—RELATED PARTY TRANSACTIONS (Continued)

December 31, 2015, the Company cancelled 1,293,750 Founder Shares issued in the stock split, and on July 6, 2016, the Company cancelled a further 718,750 Founder Shares issued in the stock split, resulting in an aggregate of 4,312,500 Founder Shares outstanding (which included 562,500 shares which were forfeited by the Sponsor since the underwriters' over-allotment option was not exercised). As a result of the stock split and subsequent partial cancellations, the per-share purchase price of the Founder Shares decreased to $0.006 per share. The Founder Shares are identical to the common stock included in the Units sold in the Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

        The Company's initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Company's initial Business Combination, or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial Business Combination that results in all of the Company's stockholders having the right to exchange their shares of common stock for cash, securities or other property (the "Lock Up Period"). If subsequent to the Company's initial Business Combination, the last sale price of the Company's common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company's initial Business Combination, the Founder Shares will be released from the lock-up.

Private Placement Units:

        On July 12, 2016 the Sponsor and Cantor Fitzgerald purchased from the Company an aggregate of 460,000 private placement units, each consisting of one share of common stock and one warrant to purchase one half share of common stock with an exercise price of $5.75 per half share, at a price of $10.00 per unit (the "Private Placement Units"). 340,000 Private Placement Units were purchased by the Sponsor and 120,000 Private Placement Units were purchased by Cantor Fitzgerald. The purchase price of the Private Placement Units was added to the net proceeds from the Offering to be held in the Trust Account pending completion of the Company's initial Business Combination. The Private Placement Units (including their component securities) are not transferable, assignable or salable until 30 days after the completion of the initial Business Combination and the Private Placement Warrants will be non-redeemable so long as they are held by the Sponsor, Cantor Fitzgerald or their permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor, Cantor Fitzgerald or their permitted transferees, the Private Placement Warrants contained in the Private Placement Units are redeemable by the Company and exercisable by such holders on the same basis as the Warrants included in the Units sold in the Offering. In addition, for as long as the Private Placement Warrants are held by Cantor Fitzgerald or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement related to the Offering. Otherwise, the Private Placement Warrants contained in the Private Placement Units have terms and provisions that are identical to those of the Warrants sold as part of the Units in the Offering and have no net cash settlement provisions.

        If the Company does not complete its initial Business Combination, then the proceeds from the Private Placement Units will be part of the liquidating distribution to the public stockholders and the Private Placement Units and their component securities issued to the Sponsor and Cantor Fitzgerald will expire worthless.

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 4—RELATED PARTY TRANSACTIONS (Continued)

Related Party Loans:

        M III LLC had agreed to loan the Company an aggregate of $250,000 against the issuance of an unsecured promissory note (the "Note") to cover expenses related to the Offering. This loan was non-interest bearing and payable on the earlier of July 31, 2016 or the completion of the Offering. As of December 31, 2016, all amounts owed under the Note had been repaid. In addition to the Note, M III LLC advanced the Company an additional $2,766 to cover expenses related to the Offering, which was also repaid upon consummation of the Offering on July 12, 2016.

        In order to finance transaction costs in connection with an initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company's officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its Business Combination, the Company would repay such loaned amounts out of the proceeds released from the Trust Account. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,000,000 of such loans will be convertible into warrants of the post-Business Combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants discussed above. The terms of such loans by the Company's Sponsor, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

NOTE 5—COMMITMENTS

Underwriting Agreement

        The Company paid an underwriting discount of 2% of the per Unit offering price to the underwriters at the closing of the Offering (or $3.0 million), with an additional fee (the "Deferred Discount") of 4% of the gross offering proceeds payable upon the Company's completion of a Business Combination. The Deferred Discount will be forfeited by the underwriters if the Company fails to complete its initial Business Combination.

Registration Rights

        The Company's initial stockholders and holders of the Private Placement Units (and their constituent securities) are entitled to registration rights pursuant to a registration rights agreement signed on the date of the prospectus for the Offering. The Company's initial stockholders and holders of the Private Placement Units (and their constituent securities) are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have "piggy-back" registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The registration rights agreement does not provide for any cash penalties or additional penalties associated with any delays in registering the securities.

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 5—COMMITMENTS (Continued)

Other General and Administrative Services:

        The Sponsor and the Company's executive officers and directors, and their respective affiliates, will be entitled to be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company's behalf, including but not limited to, identifying potential target businesses and performing due diligence on suitable Business Combinations. The Company's audit committee will review on a quarterly basis all payments that were made to the Sponsor and the Company's executive officers, directors and affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on the Company's behalf, provided, however, that to the extent such expenses exceed the available proceeds not deposited in the Trust Account, such expenses would not be reimbursed by the Company unless the Company consummates an initial Business Combination. Notwithstanding the foregoing, no reimbursement is due to M-III Partners, LP or M-III Partners, LLC for office space and general administrative expenses incurred by them and provided to the Company.

NOTE 6—TRUST ACCOUNT AND FAIR VALUE MEASUREMENT

        Upon the closing of the Offering and the private placement, a total of $150,000,000 was deposited into the Trust Account. All proceeds in the Trust Account may be invested in either U.S. government treasury bills with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. government treasury obligations.

        At December 31, 2016, the proceeds in the Trust Account were invested in money market funds holding U.S. government treasury bills yielding interest of approximately 0.10%. The carrying value of the investment is stated at market and includes interest income of approximately $100,471 at December 31, 2016.

        The fair value of the Company's financial assets and liabilities reflects management's estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

        Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

        Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 6—TRUST ACCOUNT AND FAIR VALUE MEASUREMENT (Continued)

        The following table presents information about the Company's assets that are measured at fair value on a recurring basis at December 31, 2016 and December 31, 2015, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	December 31, 2016	December 31, 2015
Assets:
Cash and securities held in Trust Account	1	$150,100,471	$—
NOTE 7—STOCKHOLDERS' EQUITY

Common Stock

        The authorized common stock of the Company is 35,000,000 shares. Holders of the Company's common stock are entitled to one vote for each share of common stock. At December 31, 2016 there were 19,210,000 shares of common stock issued and outstanding, including 13,991,772 shares subject to redemption.

Preferred Stock

        The Company is authorized to issue up to 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At December 31, 2016, there were no shares of preferred stock issued and outstanding.

NOTE 8—INCOME TAXES

        The Company's net deferred tax assets are as follows:

	December 31, 2016	December 31, 2015
Deferred tax asset
Net operating loss carryforward	$5,149	$360
Total deferred tax assets	5,149	360

Valuation allowance	(5,149)	(360)

Deferred tax asset, net of allowance	$—	$—

M III Acquisition Corp.

Notes to Financial Statements (Continued)

NOTE 8—INCOME TAXES (Continued)

        The income tax provision (benefit) consists of the following:

	For the year ended December 31, 2016	For the Period from August 4, 2015 (Inception) to December 31, 2015
Federal
Current	$—	$—
Deferred	(3,836)	(275)
State
Current	$—	$—
Deferred	(953)	(85)
Change in valuation allowance	4,789	360

Income tax provision (benefit)	$—	$—

        As of December 31, 2016, the Company had U.S. federal and state net operating loss carryovers ("NOLs") of $12,092 available to offset future taxable income. These NOLs expire beginning in 2035. In accordance with Section 382 of the Internal Revenue Code, deductibility of the Company's NOLs may be subject to an annual limitation in the event of a change of control as defined under the regulations.

        In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, Management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2016 and December 31, 2015, the changes in the valuation allowance were approximately $4,789 and $360, respectively.

        A reconciliation of the statutory federal income tax rate to the Company's effective tax rate is as follows:

	For the year ended December 31, 2016	For the Period from August 4, 2015 (Inception) to December 31, 2015
Statutory federal income tax rate	(34.00)%	(34.00)%
State taxes, net of federal tax benefit	(8.60)%	(10.50)%
Change in valuation allowance	42.60%	44.50%

Income tax provision (benefit)	0%	0%

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,
	2017	2016
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$19,499	$21,607
Accounts receivable, net of allowances of $135, respectively	81,852	69,977
Costs and estimated earnings in excess of billings on uncompleted contracts	10,489	14,143
Prepaid expenses and other current assets	1,284	1,449
Deferred income taxes	5,613	11,735

Total current assets	118,737	118,911
Property, plant and equipment, net of accumulated depreciation of $19,217 and $17,484, respectively	42,240	20,540
Goodwill	3,020	3,020
Intangibles, net of accumulated amortization of $2,031 and $1,941, respectively	99	189
Company-owned life insurance	3,759	2,214
Other assets	45	45
Deferred income taxes—long term	4,575	2,797

Total assets	$172,475	$147,716

Liabilities and Member's Equity
Current liabilities:
Accounts payable and accrued liabilities	$96,996	$97,244
Current portion of capital lease obligations	4,823	920
Billings in excess of costs and estimated earnings on uncompleted contracts	18,157	28,181

Total current liabilities	119,976	126,345
Capital lease obligations, net of current maturities	21,599	4,410
Deferred compensation	3,852	4,086

Total liabilities	145,427	134,841

Commitments and contingencies
Member's equity:
Member's equity	27,048	12,875

Total member's equity	27,048	12,875

Total liabilities and member's equity	$172,475	$147,716

See accompanying notes to unaudited consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

	Nine months ended September 30,
	2017	2016
Revenue	$336,128	$416,162
Cost of revenue	289,556	365,712

Gross profit	46,572	50,450
Selling, general and administrative expenses	23,953	20,756

Income from operations	22,619	29,694
Other income (expense):
Interest expense, net	(1,404)	(178)
Other income	1,046	214

Income before provision for income taxes	22,261	29,730
Provision for income taxes	(8,128)	(2,151)

Net income from continuing operations	14,133	27,579
Discontinued operations:
Net loss from discontinued operations	—	(3,236)

Net income	$14,133	$24,343

See accompanying notes to unaudited consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER'S EQUITY

(in thousands)

(unaudited)

Member's equity
Balance, December 31, 2016	$12,875
Net income	14,133
Profit units compensation expense	40

Balance, September 30, 2017	$27,048

See accompanying notes to unaudited consolidated financial statements.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine months ended September 30,
	2017	2016
Cash flows from operating activities:
Net income	$14,133	$24,343
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	3,444	2,436
Amortization of intangible assets	90	90
Provision for loss on uncompleted contracts	—	(113)
Interest accrual on subordinated debt	—	1,302
Profit units compensation expense	40	139
Gain on sale of equipment	(1,219)	—
Deferred compensation	(234)	123
Deferred income taxes	4,344	—
Change in operating assets and liabilities:
Accounts receivable	(11,874)	(82,306)
Costs and estimated earnings in excess of billings on uncompleted contracts	3,654	(14,955)
Prepaid expenses and other assets	165	(2,511)
Accounts payable and accrued liabilities	(248)	90,107
Billings in excess of costs and estimated earnings on uncompleted contracts	(10,024)	(761)

Net cash provided by operating activities	2,271	17,894

Cash flows from investing activities:
Company-owned life insurance	(1,545)	(148)
Purchases of property, plant and equipment	(2,331)	(2,133)
Proceeds from sale of property, plant and equipment	352	—

Net cash used in investing activities	(3,524)	(2,281)

Cash flows from financing activities:
Net repayments under line of credit	—	(14,668)
Payments on capital lease obligations	(855)	(431)

Net cash used in financing activities	(855)	(15,099)

Effect of currency translation on cash	—	(514)

Net change in cash and cash equivalents	(2,108)	—
Cash and cash equivalents, beginning of period	21,607	—
Cash and cash equivalents, end of period	$19,499	$—

Supplemental disclosure of cash and non-cash transactions:
Cash paid for interest	$1,424	$863

Income taxes paid	$3,049	$104

Equipment acquired under capital lease	$21,947	$4,913

See accompanying notes to unaudited consolidated financial statements.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Nature of Operation

        IEA Energy Services, LLC ("IEA Services") is a Delaware limited liability company, formed on August 3, 2011, (together with its wholly-owned subsidiaries, the "Company") and is a wholly-owned subsidiary of Infrastructure and Energy Alternatives, LLC ("IEA Parent"). The Company specializes in providing complete engineering, procurement and construction ("EPC") services throughout the U.S. for the renewable energy, traditional power and civil infrastructure industries. The services are performed under fixed-price and time-and-materials contracts.

Note 2. Summary of Significant Accounting Policies

Principles of Consolidation

        The accompanying consolidated financial statements include the accounts of IEA Energy Services, LLC and its wholly-owned domestic and foreign subsidiaries: IEA Management Services, Inc. ("IMS"), IEA Renewable, Inc. ("Renewable"), White Construction, Inc. ("White"), and IEA Equipment Management, Inc. ("IEM"), and White's wholly-owned subsidiary H.B. White Canada Corp. ("H.B. White"). The capital structure of IEA Services consists of one class of common units fully owned by IEA Parent.

        On May 24, 2017, IEA Services and IEA Parent entered into a Contribution Agreement in which IEA Parent contributed 100% of the issued and outstanding capital stock of IMS to IEA Services. As a result of which IMS became a wholly-owned subsidiary of IEA Services. The contribution is considered a business combination of companies under common control. Furthermore, the Company is presenting its financial statements as though the assets and liabilities had been transferred at the beginning of the earliest period presented. All inter-company transactions and balances have been eliminated in consolidation. The Company has no involvement with variable interest entities.

Basis of Accounting and Use of Estimates

        The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the consolidated financial statements and the accompanying notes. Key estimates include: the recognition of revenue and project profit or loss (which the Company defines as project revenue less project costs of revenue), in particular, on construction contracts accounted for under the percentage-of-completion method, for which the recorded amounts require estimates of costs to complete projects, ultimate project profit and the amount of probable contract price adjustments as inputs; allowances for doubtful accounts; estimated fair values of intangible assets; accrued self-insured claims; share-based compensation; other reserves and accruals; accounting for income taxes; and the estimated impact of contingencies and ongoing litigation. While management believes that such estimates are reasonable when considered in conjunction with the Company's consolidated financial position and results of operations taken, actual results could differ materially from those estimates.

Foreign Currency Translation

        The Company's reporting currency is the U.S. dollar. Operations outside the United States are generally measured using the local currency as the functional currency. H.B. White's functional currency is the Canadian dollar and the financial statements have been translated from the Canadian

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

dollar to U.S. dollars based on the current translation rates in effect during the period or at end-of-period exchange rates; income and expenses are translated using the average exchange rates for the reporting period. Resulting cumulative translation adjustments ("CTA") are recorded as a component of member's equity in the Consolidated Balance Sheet in accumulated other comprehensive income. Upon the abandonment of Canadian solar operations of H.B. White, the CTA is included within other income in order to determine the total gain or loss from discontinued operations. Any CTA for future periods will be included as a component of other income from continuing operations.

Cash and Cash Equivalents

        The Company considers all unrestricted, highly liquid investments with maturity of three months or less when purchased to be cash and cash equivalents. The Company maintains cash balances, which, at times, may exceed the amounts insured by the Federal Deposit Insurance Corporation.

Accounts Receivable and Allowance for Doubtful Accounts

        The Company does not accrue interest to its customers and carries its customer receivables at their face amounts, less an allowance for doubtful accounts. Accounts receivable include amounts billed to customers under the terms and provisions of the contracts. Most billings are determined based on contractual terms. Included in accounts receivable are balances billed to customers pursuant to retainage provisions in certain contracts that are due upon completion of the contract and acceptance by the customer, or earlier as provided by the contract. As is common practice in the industry, the Company classifies all accounts receivable, including retainage, as current assets. The contracting cycle for certain long-term contracts may extend beyond one year, and accordingly, collection of retainage on those contracts may extend beyond one year. Accounts receivable include amounts billed to customers under retention provisions in construction contracts. Such provisions are standard in the Company's industry and usually allow for a small portion of progress billings or the contract price, typically 10%, to be withheld by the customer until after the Company has completed work on the project. Based on the Company's experience with similar contracts in recent years, billings for such retention balances at each balance sheet date are finalized and collected after project completion. Generally, unbilled amounts will be billed and collected within one year. The Company determined that there are no material amounts due past one year and no material amounts billed but not collected within one year, with the exception of the settlement with Northland Power, Inc. discussed in Note 11.

        The Company grants trade credit, on a non-collateralized basis, to its customers and is subject to potential credit risk related to changes in business and overall economic activity. The Company analyzes specific accounts receivable balances, historical bad debts, customer credit-worthiness, current economic trends and changes in customer payment terms when evaluating the adequacy of the allowance for doubtful accounts. In the event that a customer balance is deemed to be uncollectible, the account balance is written-off against the allowance for doubtful accounts.

Revenue Recognition

        Revenue under construction contracts are accounted for under the percentage-of-completion method of accounting and time and materials basis. Under the percentage-of-completion method, the Company estimates profit as the difference between total estimated revenue and total estimated cost of a contract and recognizes that profit over the contract term based on costs incurred. Contract costs

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

include all direct materials, labor and subcontracted costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, depreciation and the operational costs of capital equipment.

        The estimation process for revenue recognized under the percentage-of-completion method is based on the professional knowledge and experience of the Company's project managers, engineers and financial professionals. Management reviews estimates of contract revenue and costs on an ongoing basis. Changes in job performance, job conditions and management's assessment of expected contract settlements are factors that influence estimates of total contract value and total costs to complete those contracts and, therefore, the Company's profit recognition. Changes in these factors may result in revisions to costs and income, and their effects are recognized in the period in which the revisions are determined, which could materially affect the Company's results of operations in the period in which such changes are recognized.

        Revenue derived from projects billed on a fixed-price basis totaled 98.3% and 90.4% of consolidated revenue from continuing operations for the nine months ended September 30, 2017 and 2016, respectively; and 99.9% of consolidated revenue from discontinued operations for the nine months ended September 30, 2016. Revenue and related costs for construction contracts billed on a time and materials basis are recognized as the services are rendered. Revenue derived from projects billed on a time and materials basis totaled 1.7% and 9.6% of consolidated revenue from continuing operations for the nine months ended September 30, 2017 and 2016, respectively; and 0.1% of consolidated revenue from discontinued operations for the nine months ended September 30, 2016.

        Provisions for losses on uncompleted contracts are made in the period in which such losses are determined to be probable and the amount can be reasonably estimated. The Company may incur costs subject to change orders, whether approved or unapproved by the customer, and/or claims related to certain contracts. Management determines the probability that such costs will be recovered based upon engineering studies and legal opinions, past practices with the customer, specific discussions, correspondence or preliminary negotiations with the customer. The Company treats such costs as a cost of contract performance in the period incurred if it is not probable that the costs will be recovered and/or recognizes revenue up to the amount of the related cost if it is probable that the contract price will be adjusted and can be reliably estimated.

        Changes in job performance, job conditions, estimated profitability, and final contract settlements that result in revisions to costs and income are recognized in the accounting period when these matters are known. Claims for additional contract revenue are recognized when realization of the claim is assured, and the amount can reasonably be determined. When realization is probable, but the amount cannot be reasonably determined, revenue is recognized to the extent of cost incurred.

Classification of Construction Contract-Related Assets and Liabilities

        Contract costs include all direct subcontract, material, and labor costs, and those indirect costs related to contract performance, such as indirect labor, supplies, tools, insurance, repairs, maintenance, communications, and use of Company-owned equipment. Contract revenues are earned and matched with related costs as incurred.

        Costs and estimated earnings in excess of billings on uncompleted contracts are presented as a current asset in the accompanying consolidated balance sheets, and billings in excess of costs and

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

estimated earnings on uncompleted contracts are presented as a current liability in the accompanying consolidated balance sheets. The Company's contracts vary in duration, with the duration of some larger contracts exceeding one year. Consistent with industry practices, the Company includes the amounts realizable and payable under contracts, which may extend beyond one year, in current assets and current liabilities. These balances are generally settled within one year.

Self-Insurance

        The Company is self-insured up to the amount of its deductible for its medical and workers' compensation insurance policies. For the nine months ended September 30, 2017 and September 30, 2016, the Company maintains insurance policies subject to per claim deductibles of $500 and $500, respectively, for its workers' compensation policy. Liabilities under these insurance programs are accrued based upon management's estimates of the ultimate liability for claims reported and an estimate of claims incurred but not reported with assistance from third-party actuaries. The Company has an insurance policy to cover cumulative costs over $3,200. The Company's liability for employee group medical claims is based on analysis of historical claims experience and specific knowledge of actual losses that have occurred. The Company is also required to post letters of credit and provide cash collateral to certain of its insurance carriers and to obtain surety bonds in certain states. Cash collateral deposited with insurance carriers is included in accounts payable and accrued liabilities in the Consolidated Balance Sheets.

        The Company's self-insurance liability is reflected in the Consolidated Balance Sheets within accounts payable and accrued liabilities. The determination of such claims and expenses and the appropriateness of the related liability is reviewed and updated quarterly, however, these insurance liabilities are difficult to assess and estimate due to unknown factors, including the severity of an injury, the determination of the Company's liability in proportion to other parties and the number of incidents not reported. Accruals are based upon known facts and historical trends. Although management believes its accruals are adequate, a change in experience or actuarial assumptions could materially affect the Company's results of operations in a particular period.

Company-Owned Life Insurance

        The Company has life insurance policies on certain key executives. Company-owned life insurance is recorded at its cash surrender value or the amount that can be realized.

Leases

        The Company leases certain real estate, construction equipment and office equipment. Real estate is generally leased for terms up to ten years in duration. The terms and conditions of leases (such as renewal or purchase options and escalation clauses), if material, are reviewed at inception to determine the classification (operating or capital) of the lease. Nonperformance-related default covenants, cross-default provisions, subjective default provisions and material adverse change clauses contained in material lease agreements, if any, are also evaluated to determine whether those clauses affect lease classification in accordance with Accounting Standards Codification ("ASC") Topic 840-10-25.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

Long-Lived Assets

        The Company's long-lived assets consist primarily of property, plant and equipment and finite-lived intangible assets. Property and equipment are recorded at cost or, if acquired in a business combination, at the acquisition date fair value. Depreciation and amortization of long-lived assets is computed using the straight-line method over the estimated useful lives of the respective assets. Leasehold improvements are depreciated over the shorter of the term of the lease or the estimated useful lives of the improvements. Property and equipment under capital leases are depreciated over their estimated useful lives. Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for betterments and major improvements are capitalized and depreciated over the remaining useful lives of the assets. The carrying amounts of assets sold or retired and the related accumulated depreciation are eliminated in the year of disposal, with resulting gains or losses included in other income or expense. When the Company identifies assets to be sold, those assets are valued based on their estimated fair value less costs to sell, classified as held-for-sale and depreciation is no longer recorded. Estimated losses on disposal are included within other expense. Acquired intangible assets that have finite lives are amortized over their useful lives, which are generally based on contractual or legal rights. Finite-lived intangible assets are amortized in a manner consistent with the pattern in which the related benefits are expected to be consumed.

        The assets' estimated lives used in computing depreciation for property, plant and equipment are as follows:

Buildings and leasehold improvements	2 to 39 years
Construction equipment	3 to 15 years
Furniture, fixtures and equipment	3 to 7 years
Vehicles	3 to 5 years

        Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared with the asset's carrying amount to determine if there has been an impairment, which is calculated as the difference between the fair value of an asset and its carrying value. Estimates of future undiscounted cash flows are based on expected growth rates for the business, anticipated future economic conditions and estimates of residual values. Fair values take into consideration management's estimates of risk-adjusted discount rates, which are believed to be consistent with assumptions that marketplace participants would use in their estimates of fair value. As of September 30, 2017, and December 31, 2016, management believes that no impairment existed.

Goodwill

        Goodwill represents the excess purchase price paid over the fair value of acquired intangible and tangible assets. The Company applies the provisions of ASC Topic 350, Intangibles—Goodwill and Other (ASC 350). Accordingly, goodwill is not amortized but rather is assessed at least annually for impairment, and tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. The Company may assess its goodwill for impairment initially using a qualitative approach ("step zero") to determine whether conditions exist to indicate that it is more likely than not that the fair value of a reporting unit is less than its carrying value. If management

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

concludes, based on its assessment of relevant events, facts and circumstances, that it is more likely than not that a reporting unit's carrying value is greater than its fair value, then a quantitative analysis will be performed to determine if there is any impairment. The Company may also elect to initially perform a quantitative analysis instead of starting with step zero. The quantitative assessment for goodwill is a two-step process. "Step one" requires comparing the carrying value of a reporting unit, including goodwill, to its fair value using the income approach. The income approach uses a discounted cash flow model, which involves significant estimates and assumptions, including preparation of revenue and profitability growth forecasts, selection of a discount rate, and selection of a terminal year multiple. If the fair value of the respective reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and no further testing is required. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is to measure the amount of impairment loss, if any. "Step two" compares the implied fair value of goodwill to the carrying amount of goodwill. The implied fair value of goodwill is determined by a hypothetical purchase price allocation using the reporting unit's fair value as the purchase price. If the carrying amount of goodwill exceeds the implied fair value, an impairment charge is recorded to write down goodwill to its implied fair value and is recorded as a selling, general and administrative expense within the Company's Consolidated Statements of Operations. There were no changes in goodwill during the nine months ended September 30, 2017 and the year ended December 31, 2016.

Equity Appreciation Plan

        IEA Parent has an equity appreciation plan which grants profit units of IEA Parent to certain key employees and members of the board of directors of the Company (the "Board") for their services on the Board. The Company recognizes compensation expense for its profit units in accordance with the provisions of ASC 718, Stock Compensation, which requires the recognition of expense related to the fair value of the profit units in the Company's Consolidated Statements of Operations.

        The Company estimates the grant date fair value of each profit unit at issuance. For profit units subject to service-based vesting conditions, the Company recognizes compensation expense equal to the grant date fair value on a straight-line basis over the requisite service period, which is generally the vesting term. Forfeitures are accounted for when incurred. For profit units subject to both performance and service-based vesting conditions, the Company recognizes stock-based compensation expense using the straight-line recognition method when it is probable that the performance condition will be achieved.

Income Taxes

        Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Where applicable, the Company records a valuation allowance to reduce any deferred tax assets that it determines will not be realizable in the future.

        The Company is a limited liability company but elected to be taxed as a corporation and is subject to United States federal income tax, various state income taxes, Canadian federal taxes, and provincial

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

taxes. The Company recognizes the benefit of an uncertain tax position that it has taken or expects to take on income tax returns it files if such tax position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. These tax benefits are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution.

Litigation and Contingencies

        Accruals for litigation and contingencies are reflected in the consolidated financial statements based on management's assessment, including advice of legal counsel, of the expected outcome of litigation or other dispute resolution proceedings and/or the expected resolution of contingencies. Liabilities for estimated losses are accrued if the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated. Significant judgment is required in both the determination of probability of loss and the determination as to whether the amount is reasonably estimable. Accruals are based only on information available at the time of the assessment due to the uncertain nature of such matters. As additional information becomes available, management reassesses potential liabilities related to pending claims and litigation and may revise its previous estimates, which could materially affect the Company's results of operations in a given period.

Fair Value of Financial Instruments

        The Company applies ASC 820, Fair Value Measurement ("ASC 820"), which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company's principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity's own assumptions based on market data and the entity's judgments about the assumptions that market participants would use in pricing the asset or liability, and are to be developed based on the best information available in the circumstances.

        The Company's financial instruments include cash and cash equivalents, accounts receivable, deferred compensation plan assets and liabilities, accounts payable and other current liabilities, certain intangible assets and liabilities, and debt obligations.

        The valuation hierarchy is composed of three levels. The classification within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The levels within the valuation hierarchy are described below:

  Level 1—Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

  Level 2—Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

  Level 3—Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.

        Fair values of financial instruments are estimated using public market prices, quotes from financial institutions and other available information. Due to their short-term maturity, the carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and other current liabilities approximate their fair values. Management believes that carrying values of deferred compensation plan liabilities of $3,852 and $4,086 approximate fair value as of September 30, 2017 and December 31, 2016, respectively.

Segments

        Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions on how to allocate resources and assess performance. The Company's chief operating decision makers are the chief executive officer and chief financial officer. The Company's operations are reported as a single segment in accordance with GAAP, as they are similar in nature in regard to services, types of customer, and regulatory environment.

Discontinued Operations

        The Company accounts for business dispositions, businesses held for sale and abandonments in accordance with ASC 205-20, Discontinued Operations ("ASC 205-20"). ASC 205-20 requires the results of operations of business dispositions to be segregated from continuing operations and reflected as discontinued operations in current and prior periods. See Note 17, Discontinued Operations for further information.

Interest Allocation

        Interest expense that is specifically identifiable to debt related to supporting Canadian solar operations of H.B. White qualifies as discontinued operations, and is allocated to interest expense from discontinued operations in our consolidated financial statements. The Canadian solar operations of H.B. White were abandoned in 2016 (see Note 17, Discontinued Operations for further information). The amount of debt related to supporting Canadian solar operations of H.B. White is identified by determining the sum of (1) the lump sum cash transfers from the parent entity to H.B. White to fund working capital; and, (2) the Canadian expenses covered by the parent entity. The sum of these compared to the total amount of debt outstanding at the time is used to determine the percentage of total interest expense allocable to Canadian solar operations of H.B. White.

Restructuring Expense

        In connection with the abandonment of the Canadian solar operations of H.B. White, the Company incurred restructuring costs, which were recorded as restructuring expenses in the

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

accompanying Consolidated Statements of Operations and Comprehensive Loss. The costs related to the restructuring expenses represent severance expenses for employees who were terminated as a result of the abandonment of the Canadian solar operations of H.B. White.

Recent Accounting Standards

        The effective dates shown in the following pronouncements are private company effective dates, based on the Company's current status as a private company.

        In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date. The amendments in this update deferred the effective date for implementation of ASU 2014-09 by one year and is now effective for annual reporting periods beginning after December 15, 2018. Early application is permitted only as of annual reporting periods beginning after December 15, 2016 including interim reporting periods within that period. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        From March through December 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, ASU 2016-11, Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815): Rescission of SEC Guidance Because of Accounting Standards Updates 2014-09 and 2014-16 Pursuant to Staff Announcements at the March 3, 2016 EITF Meeting, ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606):Narrow-Scope Improvements and Practical Expedients and ASU No. 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. These amendments are intended to improve and clarify the implementation guidance of Topic 606. The effective date and transition requirements for the amendments are the same as the effective date and transition requirements of ASU No. 2014-09 and ASU No. 2015-14.

        In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes. To simplify presentation in the balance sheet, the new guidance requires that all deferred tax assets and liabilities, along with any related valuation allowance, be classified as noncurrent. As a result, each jurisdiction within the reporting group will now only have one net noncurrent deferred tax asset or liability. The guidance does not change the existing requirement that only permits offsetting within a jurisdiction, and companies are still prohibited from offsetting deferred tax liabilities from one jurisdiction against deferred tax assets of another jurisdiction. The guidance may be applied either prospectively or retrospectively by reclassifying the comparative balance sheets. For entities, other than public business entities, the amendments are effective for fiscal years beginning after December 15, 2017, and interim periods within fiscal years beginning after December 15, 2018, with early adoption permitted. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) ("ASU 2016-02"), which is effective for annual reporting periods beginning after December 15, 2019. Under ASU 2016-02, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

commencement date: 1) a lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis, and 2) a right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term. The guidance is effective for the annual period beginning after December 15, 2019. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, which simplifies several aspects of the accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, as well as classification of related amounts within the statement of cash flows. The amendments are effective for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Early adoption is permitted for any interim or annual period. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other, Simplifying the Accounting for Goodwill Impairment. ASU 2017-04 removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. All other goodwill impairment guidance will remain largely unchanged. Entities will continue to have the option to perform a qualitative assessment to determine if a quantitative impairment test is necessary. This new guidance will be applied prospectively, and is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for any impairment tests performed after January 1, 2017. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In January 2017, the FASB issued ASU 2017-01, Business Combinations: Clarifying the Definition of a Business, which amends the current definition of a business. Under ASU 2017-01, to be considered a business, an acquisition would have to include an input and a substantive process that together significantly contributes to the ability to create outputs. ASU 2017-01 further states that when substantially all of the fair value of gross assets acquired is concentrated in a single asset (or a group of similar assets), the assets acquired would not represent a business. The new guidance also narrows the definition of the term "outputs" to be consistent with how it is described in Topic 606, Revenue from Contracts with Customers. The changes to the definition of a business will likely result in more acquisitions being accounted for as asset acquisitions. The guidance is effective for the annual period beginning after December 15, 2018, with early adoption permitted. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        Management has evaluated other recently issued accounting pronouncements and does not believe that they will have a significant impact on the combined financial statements and related disclosures.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Accounts Receivable, net of allowance

        The following table provides details of accounts receivable, net of allowance, as of the dates indicated (in thousands):

	September 30,	December 31,
	2017	2016
Contract receivables	$56,055	$41,575
Contract retainage	25,932	28,537

Accounts receivable, gross	81,987	70,112
Less: allowance for doubtful accounts	(135)	(135)

Accounts receivable, net	$81,852	$69,977

Note 4. Contracts in Progress

        Contracts in progress were as follows:

	September 30,	December 31,
	2017	2016
Costs on contracts in progress	$925,098	$940,359
Estimated earnings on contracts in progress	137,515	107,144

	1,062,613	1,047,503
Less: billings on contracts in progress	(1,070,281)	(1,061,541)

	$(7,668)	$(14,038)

        The above amounts have been included in the accompanying Consolidated Balance Sheets under the following captions (in thousands):

	September 30,	December 31,
	2017	2016
Costs and estimated earnings in excess of billings on uncompleted contracts	$10,489	$14,143
Billings in excess of costs and earnings on uncompleted contracts	(18,157)	(28,181)

	$(7,668)	$(14,038)

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5. Property, Plant and Equipment, net

        Property, plant and equipment, net consisted of the following (in thousands):

	September 30,	December 31,
	2017	2016
Land	$250	$250
Buildings and leasehold improvements	7,386	7,177
Construction equipment	51,966	28,863
Office equipment, furniture and fixtures	1,451	1,451
Vehicles	404	283

	61,457	38,024
Accumulated depreciation	(19,217)	(17,484)

Property, plant and equipment, net	$42,240	$20,540

        Depreciation expense of property, plant and equipment for the nine months ended September 30, 2017 was $3,444 and $2,436 for the nine months ended September 30, 2016 of which $10 is a component of discontinued operations.

Note 6. Intangible Assets

        Intangible assets consisted of the following at September 30, 2017 and December 31, 2016 (in thousands):

							Remaining Weighted Average Amortization Period in Years
	2017			2016
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intangible assets
Customer relationship	$1,220	$(1,220)	$—	$1,220	$(1,220)	$—
Trade-name	820	(721)	99	820	(631)	189	0.83
Non-compete	90	(90)	—	90	(90)	—

	$2,130	$(2,031)	$99	$2,130	$(1,941)	$189

        Amortization expense associated with intangible assets for the nine months ended September 30, 2017 and 2016 totaled $90 and $90, respectively.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 7. Accounts Payable and Accrued Liabilities

        Accounts payable and accrued liabilities consisted of the following (in thousands):

	September 30,	December 31,
	2017	2016
Accounts payable—trade	$40,157	$52,199
Accrued project costs	33,989	24,300
Accrued compensation and related expenses	8,193	13,349
Accrued fees to majority member of IEA Parent	387	45
Other accrued expenses	14,270	7,351

	$96,996	$97,244

Note 8. Debt

Line of Credit

        IEA Parent and the Company, collectively, are co-borrowers on a credit agreement with a bank, which includes an aggregate limit of borrowings on the line of credit plus aggregate undrawn amounts of all issued and outstanding letters of credit issued. The Line of Credit Agreement was amended in September 2015 with a maturity date of December 31, 2017. The September 2015 amendment allows for aggregate revolver borrowings up to $90,000 including letters of credit up to $15,000 through December 31, 2015. Beginning January 1, 2016, maximum availability on the line is reduced as follows: $75,000 from January 1, 2016 through March 31, 2016, $65,000 from April 1, 2016 through December 31, 2016 and $55,000 from January 1, 2017 through December 31, 2017. On January 20, 2017, the credit agreement was amended to extend the maturity date to December 31, 2018 and allows for aggregate revolver borrowings up to $55,000 including letters of credit up to $15,000 through December 31, 2018.

        The Company had outstanding borrowings of $0 and $0, and outstanding letters of credit of $2,633 and $3,056 as of September 30, 2017 and December 31, 2016, respectively. Interest on outstanding borrowings under the lines of credit is based on the prime rate which was 4.25% and 3.75% as of September 30, 2017 and December 31, 2016, respectively. Interest on the outstanding letters of credit is 2% per annum. The credit agreement also has an unused commitment fee of 0.35% per annum. Interest expense under this agreement for the nine months ended September 30, 2017 and 2016 totaled $254 and $767, respectively.

        The credit agreement is fully guaranteed by Oaktree Power Opportunities Fund III, LP. and Oaktree Power Opportunities Fund III (Parallel), LP, the two funds that have majority ownership in IEA Parent, and is collateralized by substantially all of the assets of the Company. The Company was in compliance with all required financial covenants for the periods presented.

Subordinated Debt Second Lien Term Loan Agreement

        During February 2015, IEA Parent and the Company collectively entered into a Second Lien Term Loan agreement ("Subordinated Debt") with the two funds that have majority ownership in IEA Parent, Oaktree Power Opportunities Fund III, LP. and Oaktree Power Opportunities Fund III (Parallel), LP. that provides for the ability to borrow up to $50,000. The Subordinated Debt had an original maturity date of June 30, 2016, which was subsequently extended to February 12, 2020. Along

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 8. Debt (Continued)

with the extension, Oaktree was subsequently issued additional common units which effectively made it 99% owner of IEA Parent. The value of the additional common units was determined to be de minimis. The Subordinated Debt accrued interest at a fixed rate of 8% per annum.

        On December 31, 2016, the outstanding principal and accrued interest of $23,287 of the Subordinated Debt was converted into 23,286,846.43 Preferred Units of IEA Parent. IEA Parent's Preferred Units are non-voting and have the right to receive interest in an amount equal to the aggregate amount that would have been due under the Subordinated Debt Second Lien Term Loan Agreement if it had remained outstanding (including all interest accrued). Pursuant to the Subordinated Debt Contribution Agreement, IEA Parent contributed to IEA Services the existing debt interests as a contribution to capital. Accordingly, no amounts are currently outstanding, and the Subordinated Debt agreement was terminated on December 31, 2016.

Note 9. Concentrations

        The Company had the following approximate revenue and accounts receivable concentrations, net of allowances, for the nine months ended September 30, 2017 and 2016, and as of September 30, 2017 and December 31, 2016:

	Nine months ended, September 30, 2017	As of, September 30, 2017	Nine months ended, September 30, 2016	As of, December 31, 2016
		Accounts Receivable %		Accounts Receivable %
	Revenue %		Revenue %
Cimarron Bend Wind Project	*	*	10%	36%
Deerfield Wind Energy, LLC	*	*	10%	12%
Osborn Wind Energy, LLC	*	*	12%	13%
EDF Renewable Development, INC	13%	15%	13%	*
Thunder Ranch Wind Project, LLC	24%	19%	*	*
Twin Forks Wind Farm, LLC	14%	15%	*	*
Bruenning's Breeze Wind Farm, LLC	12%	12%	*	*
Grant Plains Wind, LLC	*	*	10%	*

*
Amount less than 10%

Note 10. Equity Appreciation Plan

        Infrastructure and Energy Alternatives, LLC's Profits Interest Unit Incentive Plan (the "Plan") was created in 2011 and is designed to promote the long-term financial interests and growth by attracting and retaining officers, key employees, directors and other employees and consultants by aligning the participants interests by providing them with equity-based awards in the form of Profits Units (the "Units"). Profits Units means the Class A Profits Units, Class B Profits Units and any future class of profits units designated by the Board. The Profits Units issued are intended to benefit from appreciation in the fair value of the aggregate member's equity in IEA Parent over and above such respective Baseline Value. Profits Units issued at the same Baseline Value shall be treat as one subclass of Profits Units. Profits Units shall not be entitled to vote on any matter.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 10. Equity Appreciation Plan (Continued)

        The aggregate number of Profits Units that may be issued under the Plan shall not exceed 10% of the aggregate number of units and other equity interest of IEA Parent and the aggregate number of Class B Profits Units that may be issued under the Plan shall not exceed 80,723,420.95, which represents 25.5% of the outstanding Common Units and Class B Profit Units assuming issuance of the authorized Class B Profits Units in full. The issuance of Profits Units or the payment of cash in consideration of the cancellation or termination of a Profit Unit shall reduce the total number of Profit Units available under the Plan, as applicable. If the participant's employment terminates for any reason, then the unvested percentage of profits units as of the termination date shall be canceled and immediately be forfeited to the Company for no consideration payable to the participant. In addition, if the participant's employment terminated for cause, then the vested percentage of Profits Units as of the termination date shall be canceled and immediately be forfeited to the Company for no consideration payable to the participant.

        The Company recognizes compensation cost in its Consolidated Statements of Operations for Units granted by IEA Parent to its officers, key employees, or directors under the Plan. As Infrastructure and Energy Alternatives, LLC is the Parent of the Company, and no substantive services are provided to IEA Parent by employees of the Company who received the Units, the Company accounts for these awards accordingly.

        The Company expenses Profits Units compensation over the requisite service period based on the estimated grant-date fair value of the awards. Profits Units compensation expense is recognized as a component of selling, general, and administrative expense. Share based awards with graded-vesting schedules are recognized on a straight-line basis over the requisite service period for each separately vesting portion of the award. The Company estimates the fair value of stock option grants using the Black-Scholes option pricing model, and the assumptions used in calculating the fair value of stock-based awards represent management's best estimates and involve inherent uncertainties and the application of management's judgment.

        The table below summarizes the Time and Performance Profit Units activities for the nine months ended September 30, 2017.

	Number of Units
							Weighted Average Contractual Term (months)
	Time Units					Weighted Average Exercise Price
	Class A	Class A-1	Class A-2	Class B	Total
Outstanding as of January 1, 2017	680,018	46,816	50,298	84,463,293	85,240,425	$0.02	35.68
Granted	—	—	—	—	—
Forfeited/Cancelled	—	—	—	—	—
Exercised	—	—	—	—	—

Outstanding as of September 30, 2017	680,018	46,816	50,298	84,463,293	85,240,425	$0.02	26.76

Vested Profit Units at September 30, 2017	680,018	46,816	47,155	48,830,341	49,604,330	$0.03	26.58

        As of September 30, 2017, and December 31, 2016, the Company had unrecognized compensation expense of $54 and $94, respectively.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Commitments and Contingencies

Operating Leases

        The Company leases real estate, vehicles, office equipment, and certain construction equipment from unrelated parties under non-cancelable leases. Lease terms range from month-to-month to terms expiring through 2020. Rent expense relating to these agreements totaled approximately $1,080 and $834 for the nine months ended September 30, 2017 and 2016, respectively.

Capital Leases

        The Company has obligations, exclusive of associated interest, under various capital leases for equipment totaling $26,422 and $5,330 at September 30, 2017 and December 31, 2016, respectively. Gross property under this capitalized lease agreement at September 30, 2017 and December 31, 2016 totaled $32,183 and $7,501, respectively less accumulated depreciation of $1,462 and $248, respectively, for net balances of $30,721 and $7,253, respectively. Amortization of assets held under the capital lease is included in depreciation expense on the Consolidated Statements of Operations.

Legal Proceedings

NPI Litigation/CCAA Resolution

        H.B. White had three contracts for construction of alternative energy projects with Northland Power, Inc. and certain affiliates ("NPI"). H.B. White and NPI had ongoing disputes on one project and, in December 2014, NPI provided notice that it had terminated the contract. The Company recorded a provision for bad debt of CAD $12,153. H.B. White disputed this termination. On July 6, 2016, H.B. White entered into agreement with NPI to settle all disputes and claims between H.B. White and NPI. In conjunction with the settlement, on July 7, 2016, H.B. White obtained court protection under the Companies' Creditors Arrangement Act (the "CCAA"), which was approved by court order on November 22, 2016. On February 22, 2017, the CCAA plan and process was successfully completed and all of the claims filed in relation to the dispute and related liens on the projects were released. The matter is now resolved, and the total effect of the settlement resulted in a net gain to the Company of CAD $4,564 recognized in November 2016.

        Pursuant to the CCAA, IEA or White shall pay NPI, or its designee cash in the aggregate amount of CAD $1,500,000 provided that the closing date of a material transaction is on or before December 31, 2017. If the closing date occurs after December 31, 2017 but on or before December 31, 2018, IEA or White shall pay to NPI CAD $1,000,000. A material transaction is defined as a change in control or a public offering of equity securities.

Sterret Crane v. White, and Zurich Insurance v. White

        White is a defendant in a lawsuit filed in January 2016 by Sterret Crane for an incident that occurred in 2014 during construction of a wind farm. This case also led to a declaratory judgment action filed by Zurich, White's insurer. The Company accrued a liability for this litigation of $500 on its Consolidated Balance Sheet as of December 31, 2016. White's counsel does not believe White will be liable to Zurich in connection with the declaratory judgment action. Subsequent to September 30, 2017, on October 26, 2017, the trial of the liability suit concluded, resulting in a judgment against White. The liability has been estimated to be approximately $1,269, which includes costs, attorney fees, and

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Commitments and Contingencies (Continued)

pre-judgment interest. The Company has recorded a $500 liability for this judgment for the year ended December 31, 2016. An additional $769 liability has been recorded as of September 30, 2017.

        In addition to the foregoing, in the ordinary course of business, the Company is involved in ordinary, routine legal proceedings. The Company believes the ultimate resolution of such matters will not have a material adverse effect on the results of operations, cash flows or the financial position of the Company.

Deferred Compensation

        The Company has two deferred compensation plans. The first plan is a supplemental executive retirement plan established in 1993 that covers four specific employees or former employees, whose deferred compensation was determined by the number of service years. Payment of the benefits is to be made for 20 years after employment ends. The two former employees are currently receiving benefits, two participants are still employees of the company. The present value of the liability is estimated using the early retirement method. Of the two current employees, one has reached the full benefit level, the other will reach full benefit in 2018. Annual payments under this plan for 2017 will be $93. Maximum aggregate payments per year if all participants were retired would be $247.

        The Company offers a non-qualified deferred compensation plan which is made up of an executive excess plan and an incentive bonus plan. This plan was designed and implemented to enhance employee savings and retirement accumulation on a tax-advantaged basis, beyond the limits of traditional qualified retirement plans. This plan allows employees to: (1) defer annual compensation from multiple sources; (2) create wealth through tax-deferred investments; (3) save and invest on a pretax basis to meet accumulation and retirement planning needs; (4) utilize a diverse choice of investment options to maximize returns. The Executive Excess Plan is for employees in the salary grade 15 or higher and awards typically vest over 3 years but can vary. Awards are expensed as vested. The Incentive Bonus Plan includes Project Management Incentive Payments ("PMIP") and incentive payments for those in salary grade 14 or lower. Some employees can be in both of these plans. PMIP payments are expensed when awarded as they were earned through the course of the performance of the project they are related to. Other payments are expensed when vested as they are considered to be earned by retention. As of September 30, 2017, and December 31, 2016, the Company has a long-term liability of $3,852 and $4,086, respectively, for deferred compensation to certain current and former employees.

Letters of Credit

        In the ordinary course of business, the Company is required to post letters of credit in support of performance under certain contracts. Such letters of credit are generally issued by a bank or similar financial institution. The letter of credit commits the issuer to pay specified amounts to the holder of the letter of credit under certain conditions. If this were to occur, the Company would be required to reimburse the issuer of the letter of credit, which, depending upon the circumstances, could result in a charge to earnings. As of September 30, 2017, and December 31, 2016, the Company is contingently liable under letters of credit issued under the Company Senior Debt in the amount of $2,633 and $3,056, respectively, related to projects.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 12. Income Taxes

        The Company's statutory federal tax rate is 34.00%. State tax rates vary among states and range from approximately 3.00% to 9.99%, although some state rates are higher, and a small number of states do not impose an income tax. The effective tax rates for the nine months ended September 30, 2017 and 2016 were 36.36% and 7.2%, respectively. The difference between the Company's effective tax rate and the federal statutory rate primarily results from changes in valuation allowance and current state taxes. The release of the valuation allowance was driven by the strong backlogs in 2017 and tax planning strategies, which provided sufficient evidence of the realization of the net deferred tax assets of the Company at the end of 2016. There were no changes in uncertain tax positions during the nine months ended September 30, 2017.

Note 13. Self-Insurance

        The Company is insured for workers' compensation and group health claims. As of September 30, 2017, and December 31, 2016, the gross amount accrued for medical insurance claims totaled $355 and $278, respectively, and $1,626 and $387, respectively, for workers' compensation. For the nine months ended September 30, 2017 and September 30, 2016, health care expense totaled $727 and $707, respectively and workers' compensation expenses totaled $2,481 and $1,423, respectively.

Note 14. Employee Benefit Plans

        The Company participates in numerous multi-employer pension plans ("MEPPs") that provide retirement benefits to certain union employees in accordance with various collective bargaining agreements ("CBAs"). As one of many participating employers in these MEPPs, the Company is responsible, with the other participating employers, for any plan underfunding. Contributions to a particular MEPP are established by the applicable collective bargaining agreements; however, required contributions may increase based on the funded status of a MEPP and legal requirements of the Pension Protection Act of 2006, which requires substantially underfunded MEPPs to implement a funding improvement plan ("FIP") or a rehabilitation plan ("RP") to improve their funded status. Factors that could impact funded status of a MEPP include investment performance, changes in the participant demographics, decline in the number of contributing employers, changes in actuarial assumptions, and the utilization of extended amortization provisions. If a contributing employer stops contributing to a MEPP, the unfunded obligations of the MEPP may be borne by the remaining contributing employers. Assets contributed to an individual MEPP are pooled with contributions made by other contributing employers; the pooled assets will be used to provide benefits to the Company's employees and the employees of the other contributing employers.

Note 15. Related Parties

        Certain of the Company's debt facilities and other obligations under surety bonds and stand-by letters of credit are guaranteed by the majority member of IEA Parent. The Company pays a fee for those guarantees based on the total amount outstanding. The Company expensed $1,214 and $1,522 related to these fees during the nine months ended September 30, 2017 and 2016, respectively.

        As of September 30, 2017, and December 31, 2016, the Company has a long-term liability of $3,852 and $4,086, respectively, for deferred compensation to certain current and former employees.

        The Company has life insurance policies on certain key executives. Company-owned life insurance is recorded at its cash surrender value or the amount that can be realized. As of September 30, 2017,

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 15. Related Parties (Continued)

and December 31, 2016, the Company has a long-term asset of $3,759 and $2,214, respectively. For the nine months ended September 30, 2017 and September 30, 2016, the Company recognized an increase of $1,545 and increase of $148, respectively, in the cash surrender value of the policies.

Note 16. Restructuring Expenses

        In connection with the abandonment of the Canadian solar operations of H.B. White, the Company incurred restructuring costs, which were recorded as restructuring expenses in the accompanying Consolidated Statement of Operations. The costs related to the restructuring expenses represented severance expense for employees who were terminated as a result of the abandonment of the Canadian solar operations of H.B. White. Additional disclosures regarding these discontinued operations and the related costs are provided in Note 17. The balance of the restructuring accrual and the related restructuring activity as of and for the nine months ending September 30, 2016 was as follows:

Employee Severance(A)
Balance at January 1, 2016	$1,040
2016 Restructuring charges	—
2016 Payments	(365)

Balance at December 31, 2016	$675

2017 Restructuring charges	—
2017 Payments	—

Balance at September 30, 2017	$675

(A)
Restructuring expense for the nine months ended September 30, 2017 and the year ended December 31, 2016 totaled $0, respectively. Payments of severance expense for the nine months ended September 30, 2017 and the year ended December 31, 2016 totaled $0 and $365, respectively. The remaining restructuring accrual was paid out in October 2017.

Note 17. Discontinued Operations

        The Company had experienced significant operating losses related to its operations in Canada. The Company made the decision to abandon its operations in Canada during 2014 and to refocus the business on the U.S. wind energy market. In early 2015, the Company began the process of finalizing all projects in Canada and reducing or eliminating all costs and exposures. The Company completely abandoned the Canadian solar operations of H.B. White and effectively completed all significant projects in Canada, and reduced or redeployed substantially all of its Canadian resources, facilities and equipment as of July 2016. Accordingly, the operating results of its operations in Canada for all years presented have been reclassified in the Consolidated Statements of Comprehensive Income (Loss) as "loss from discontinued operations". Management expects major classes of assets and liabilities attributable to discontinued operations will be settled through a normal wind down process. Interest expense that is specifically identifiable to debt related to supporting Canadian solar operations of H.B. White qualifies as discontinued operations, and is allocated to interest expense from discontinued operations in the Company's consolidated financial statements.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 17. Discontinued Operations (Continued)

        The carrying amounts of major classes of assets and liabilities, operating results, and cash flows from the discontinued operations in Canada as of the year indicated consist of the following (in thousands):

        Major classes of the loss from discontinued operations for the period indicated were as follows (in thousands):

Nine Months ended September 30,
2016
Revenue	$2,053

Cost of earned revenue	1,653
Operating expenses	3,078
Interest and other expense, net	2,707
Income tax benefit	(2,149)

Net loss from discontinued operations	$(3,236)

        Significant categories of cash flows of discontinued operations for the year indicated are as follows (in thousands):

Nine Months ended September 30,
2016
Net cash provided by operating activities	$631

Net cash provided by investing activities	$82

Net cash used in financing activities	$(1,657)

Note 18. Subsequent Events

Distribution to Parent

        Subsequent to September 30, 2017, the Company issued a dividend to IEA Parent in the amount of $24,865 in order to effectively redeem the Preferred Units held by Oaktree, which included accrued interest from January 1, 2017 through October 23, 2017 of $1,578.

Entry into a Material Definitive Agreement

        On November 3, 2017, IEA Parent entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among M III Acquisition Corp. ("M III"), IEA Energy Services LLC, Wind Merger Sub I, Inc., a wholly-owned subsidiary of M III ("Merger Sub I"), Wind Merger Sub II, LLC, a wholly-owned subsidiary of M III ("Merger Sub II"), Oaktree Power Opportunities Fund III Delaware, L.P. ("Oaktree"), solely in its capacity as the seller's representative and, M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP (together, the "Sponsors", Solely with respect to certain provisions).

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 18. Subsequent Events (Continued)

        Pursuant to the Merger Agreement, a business combination between IEA Services and M III will be effected through two consecutive mergers—Merger Sub I will merge with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, this surviving entity will merge with and into Merger Sub II with Merger Sub II surviving such merger as a wholly-owned subsidiary of M III (together, the "Mergers"). Upon the consummation of the Mergers, subject to adjustments in accordance with the Merger Agreement, IEA Parent will receive approximately $100,000 in cash, 10,000,000 shares of common stock of M III, par value $0.0001 per share ("Common Shares"), and an initial stated value of $35,000 in preferred stock of the combined company, par value $0.0001 per share. At the closing of the transaction, IEA Parent will hold approximately 34% of the issued and outstanding Common Shares and the existing shareholders of M III will hold approximately 66% of the issued and outstanding Common Shares. IEA Parent will also receive "earnout shares" if certain EBITDA thresholds specified in the Merger Agreement are met in either or both of fiscal years 2018 and 2019, with a total of 9,000,000 Common Shares being earnable for both such years in the aggregate.

Report of Independent Registered Public Accounting Firm

Board of Directors
IEA Energy Services, LLC and Subsidiaries
Indianapolis, Indiana

        We have audited the accompanying consolidated balance sheets of IEA Energy Services, LLC and Subsidiaries as of December 31, 2016 and 2015, and the related consolidated statements of operations and comprehensive income (loss), changes in member's equity (deficit), and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.). Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of IEA Energy Services, LLC and Subsidiaries as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America

/s/ Crowe Horwath LLP

Indianapolis, Indiana
December 6, 2017

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,
	2016	2015
Assets
Current assets:
Cash and cash equivalents	$21,607	$—
Accounts receivable, net of allowances of $135 and $12,077, respectively	69,977	37,594
Costs and estimated earnings in excess of billings on uncompleted contracts	14,143	16,016
Prepaid expenses and other current assets	1,449	896
Deferred income taxes	11,735	631

Total current assets	118,911	55,137
Property, plant and equipment, net of accumulated depreciation of $17,484 and $14,068, respectively	20,540	14,152
Goodwill	3,020	3,020
Intangibles, net of accumulated amortization of $1,941 and $1,821, respectively	189	309
Company-owned life insurance	2,214	1,745
Other assets	45	—
Deferred income taxes—long term	2,797	—

Total assets	$147,716	$74,363

Liabilities and Member's Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$97,244	$79,043
Current portion of capital lease obligations	920	—
Billings in excess of costs and estimated earnings on uncompleted contracts	28,181	15,902
Provisions for losses on uncompleted contracts	—	589

Total current liabilities	126,345	95,534
Line of credit	—	27,946
Capital lease obligations, net of current maturities	4,410	—
Subordinated debt	—	21,425
Deferred compensation	4,086	4,516
Deferred income tax liabilities	—	786

Total liabilities	134,841	150,207

Commitments and contingencies
Member's equity (deficit):
Member's equity (deficit)	12,875	(76,111)
Accumulated other comprehensive income	—	267

Total member's equity (deficit)	12,875	(75,844)

Total liabilities and member's equity (deficit)	$147,716	$74,363

See accompanying notes to consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(in thousands)

	Year ended December 31,
	2016	2015
Revenue	$602,665	$204,640
Cost of revenue	517,419	184,850

Gross profit	85,246	19,790
Selling, general and administrative expenses	30,705	27,169
Restructuring expenses	—	1,528

Income (loss) from operations	54,541	(8,907)
Other income (expense), net:
Interest expense, net	(516)	(557)
Other income	213	874

Income (loss) before benefit (provision) for income taxes	54,238	(8,590)
Benefit (provision) for income taxes	10,213	(106)

Net income (loss) from continuing operations	64,451	(8,696)
Discontinued operations:
Net income (loss) from discontinued operations	1,087	(19,487)

Net income (loss)	$65,538	$(28,183)
Other comprehensive income (loss)
Foreign currency translation adjustment	—	868

Total comprehensive income (loss)	$65,538	$(27,315)

See accompanying notes to consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER'S EQUITY (DEFICIT)

(in thousands)

	Member's equity (deficit)	Accumulated other comprehensive income (loss)	Total
Balance, January 1, 2015	$(47,706)	$(601)	$(48,307)
Net loss	(28,183)	—	(28,183)
Change in foreign currency translation	—	868	868
Profit units compensation expense	93	—	93
Other	(315)	—	(315)

Balance, December 31, 2015	(76,111)	267	(75,844)
Net income	65,538	—	65,538
Change in foreign currency translation	—	(780)	(780)
Cumulative translation adjustment of discontinued operations	—	513	513
Profit units compensation expense	161	—	161
Conversion of Subordinated Debt into equity	23,287	—	23,287

Balance, December 31, 2016	$12,875	$—	$12,875

See accompanying notes to consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Years ended December 31,
	2016	2015
Cash flows from operating activities:
Net income (loss)	$65,538	$(28,183)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation of property, plant and equipment	3,323	3,671
Amortization of intangible assets	120	120
Provision for loss on uncompleted contracts	(634)	(5,532)
Interest accrual on subordinated debt	1,862	1,425
Profit units compensation expense	161	93
Other	—	(315)
(Gain) loss on sale of equipment	(213)	321
Deferred compensation	(446)	872
Deferred income taxes	(14,687)	155
Allowance for doubtful accounts	(11,942)	2,129
Change in operating assets and liabilities:
Accounts receivable	(21,089)	77,067
Costs and estimated earnings in excess of billings on uncompleted contracts	2,093	14,738
Prepaid expenses and other assets	(539)	11,799
Accounts payable and accrued liabilities	17,862	(68,412)
Billings in excess of costs and estimated earnings on uncompleted contracts	12,182	(15,565)

Net cash provided by (used in) operating activities	53,591	(5,617)

Cash flows from investing activities:
Company-owned life insurance	(514)	152
Purchases of property, plant and equipment	(2,821)	(677)
Proceeds from sale of property, plant and equipment	335	877

Net cash (used in) provided by investing activities	(3,000)	352

Cash flows from financing activities:
Net repayments under line of credit	(27,946)	(11,459)
Payments on capital lease obligations	(1,671)	—
Proceeds from the issuance of subordinated debt	—	20,000

Net cash (used in) provided by financing activities	(29,617)	8,541

Effect of currency translation on cash	633	(3,276)
Net change in cash and cash equivalents	21,607	—
Cash and cash equivalents, beginning of year	—	—
Cash and cash equivalents, end of year	$21,607	$—

Supplemental disclosure of cash and non-cash transactions:
Cash paid for interest	$1,189	$3,870

Income taxes paid	$2,673	$—

Equipment acquired under capital lease	$7,501	$—

Conversion of Subordinated Debt into equity	$23,287	$—

See accompanying notes to consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Nature of Operation

        IEA Energy Services, LLC ("IEA Services") is a Delaware limited liability company, formed on August 3, 2011, (together with its wholly-owned subsidiaries, the "Company") and is a wholly-owned subsidiary of Infrastructure and Energy Alternatives, LLC ("IEA Parent"). The Company specializes in providing complete engineering, procurement and construction ("EPC") services throughout the U.S. for the renewable energy, traditional power and civil infrastructure industries. The services are performed under fixed-price and time-and-materials contracts.

Note 2. Summary of Significant Accounting Policies

Principles of Consolidation

        The accompanying consolidated financial statements include the accounts of IEA Energy Services, LLC and its wholly-owned domestic and foreign subsidiaries: IEA Management Services, Inc. ("IMS"), IEA Renewable, Inc. ("Renewable"), White Construction, Inc. ("White"), and IEA Equipment Management, Inc. ("IEM"), and White's wholly-owned subsidiary H.B. White Canada Corp. ("H.B. White"). The capital structure of IEA Services consists of one class of common units fully owned by IEA Parent.

        On May 24, 2017, IEA Services and IEA Parent entered into a Contribution Agreement in which IEA Parent contributed 100% of the issued and outstanding capital stock of IMS to IEA Services. As a result of which IMS became wholly-owned subsidiary of IEA Services. The contribution is considered a business combination of companies under common control. Furthermore, the Company is presenting its financial statements as though the assets and liabilities had been transferred at the beginning of the earliest period presented. All inter-company transactions and balances have been eliminated in consolidation. The Company has no involvement with variable interest entities.

Basis of Accounting and Use of Estimates

        The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the consolidated financial statements and the accompanying notes. Key estimates include: the recognition of revenue and project profit or loss (which the Company defines as project revenue less project costs of revenue), in particular, on construction contracts accounted for under the percentage-of-completion method, for which the recorded amounts require estimates of costs to complete projects, ultimate project profit and the amount of probable contract price adjustments as inputs; allowances for doubtful accounts; estimated fair values of intangible assets; accrued self-insured claims; share-based compensation; other reserves and accruals; accounting for income taxes; and the estimated impact of contingencies and ongoing litigation. While management believes that such estimates are reasonable when considered in conjunction with the Company's consolidated financial position and results of operations taken, actual results could differ materially from those estimates.

Foreign Currency Translation

        The Company's reporting currency is the U.S. dollar. Operations outside the United States are generally measured using the local currency as the functional currency. H.B. White's functional currency is the Canadian dollar and the financial statements have been translated from the Canadian

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

dollar to U.S. dollars based on the current translation rates in effect during the period or at end-of-period exchange rates; income and expenses are translated using the average exchange rates for the reporting period. Resulting cumulative translation adjustments ("CTA") are recorded as a component of member's equity (deficit) in the Consolidated Balance Sheet in accumulated other comprehensive income (loss). Upon the abandonment of the Canadian solar operations of H.B. White, the CTA is included within other income in order to determine the total gain or loss from discontinued operations. Any CTA for future periods will be included as a component of other income from continuing operations.

Cash and Cash Equivalents

        The Company considers all unrestricted, highly liquid investments with maturity of three months or less when purchased to be cash and cash equivalents. The Company maintains cash balances, which, at times, may exceed the amounts insured by the Federal Deposit Insurance Corporation.

Accounts Receivable and Allowance for Doubtful Accounts

        The Company does not accrue interest to its customers and carries its customer receivables at their face amounts, less an allowance for doubtful accounts. Accounts receivable include amounts billed to customers under the terms and provisions of the contracts. Most billings are determined based on contractual terms. Included in accounts receivable are balances billed to customers pursuant to retainage provisions in certain contracts that are due upon completion of the contract and acceptance by the customer, or earlier as provided by the contract. As is common practice in the industry, the Company classifies all accounts receivable, including retainage, as current assets. The contracting cycle for certain long-term contracts may extend beyond one year, and accordingly, collection of retainage on those contracts may extend beyond one year. Accounts receivable include amounts billed to customers under retention provisions in construction contracts. Such provisions are standard in the Company's industry and usually allow for a small portion of progress billings or the contract price, typically 10%, to be withheld by the customer until after the Company has completed work on the project. Based on the Company's experience with similar contracts in recent years, billings for such retention balances at each balance sheet date are finalized and collected after project completion. Generally, unbilled amounts will be billed and collected within one year. The Company determined that there are no material amounts due past one year and no material amounts billed but not collected within one year, with the exception of the settlement with Northland Power, Inc. discussed in Note 11.

        The Company grants trade credit, on a non-collateralized basis, to its customers and is subject to potential credit risk related to changes in business and overall economic activity. The Company analyzes specific accounts receivable balances, historical bad debts, customer credit-worthiness, current economic trends and changes in customer payment terms when evaluating the adequacy of the allowance for doubtful accounts. In the event that a customer balance is deemed to be uncollectible, the account balance is written-off against the allowance for doubtful accounts.

Revenue Recognition

        Revenue under construction contracts are accounted for under the percentage-of-completion method of accounting and time and materials basis. Under the percentage-of-completion method, the Company estimates profit as the difference between total estimated revenue and total estimated cost of

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

a contract and recognizes that profit over the contract term based on costs incurred. Contract costs include all direct materials, labor and subcontracted costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and the operational costs of capital equipment.

        The estimation process for revenue recognized under the percentage-of-completion method is based on the professional knowledge and experience of the Company's project managers, engineers and financial professionals. Management reviews estimates of contract revenue and costs on an ongoing basis. Changes in job performance, job conditions and management's assessment of expected contract settlements are factors that influence estimates of total contract value and total costs to complete those contracts and, therefore, the Company's profit recognition. Changes in these factors may result in revisions to costs and income, and their effects are recognized in the period in which the revisions are determined, which could materially affect the Company's results of operations in the period in which such changes are recognized.

        Revenue derived from projects billed on a fixed-price basis totaled 90.4% and 97.6% of consolidated revenue from continuing operations for the years ended December 31, 2016 and 2015, respectively; and 99.9% and 96.0% of consolidated revenue from discontinued operations for the years ended December 31, 2016 and 2015, respectively. Revenue and related costs for construction contracts billed on a time and materials basis are recognized as the services are rendered. Revenue derived from projects billed on a time and materials basis totaled 9.6% and 2.4% of consolidated revenue from continuing operations for the years ended December 31, 2016 and 2015, respectively; and 0.1% and 4.0% of consolidated revenue from discontinued operations for the years ended December 31, 2016 and 2015.

        Provisions for losses on uncompleted contracts are made in the period in which such losses are determined to be probable and the amount can be reasonably estimated. The Company may incur costs subject to change orders, whether approved or unapproved by the customer, and/or claims related to certain contracts. Management determines the probability that such costs will be recovered based upon engineering studies and legal opinions, past practices with the customer, specific discussions, correspondence or preliminary negotiations with the customer. The Company treats such costs as a cost of contract performance in the period incurred if it is not probable that the costs will be recovered, and/or recognizes revenue up to the amount of the related cost if it is probable that the contract price will be adjusted and can be reliably estimated.

        Changes in job performance, job conditions, estimated profitability, and final contract settlements that result in revisions to costs and income are recognized in the accounting period when these matters are known. Claims for additional contract revenue are recognized when realization of the claim is assured, and the amount can reasonably be determined. When realization is probable, but the amount cannot be reasonably determined, revenue is recognized to the extent of cost incurred.

Classification of Construction Contract-Related Assets and Liabilities

        Contract costs include all direct subcontract, material, and labor costs, and those indirect costs related to contract performance, such as indirect labor, supplies, tools, insurance, repairs, maintenance, communications, and use of Company-owned equipment. Contract revenues are earned and matched with related costs as incurred.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

        Costs and estimated earnings in excess of billings on uncompleted contracts are presented as a current asset in the accompanying consolidated balance sheets, and billings in excess of costs and estimated earnings on uncompleted contracts are presented as a current liability in the accompanying consolidated balance sheets. The Company's contracts vary in duration, with the duration of some larger contracts exceeding one year. Consistent with industry practices, the Company includes the amounts realizable and payable under contracts, which may extend beyond one year, in current assets and current liabilities. These balances are generally settled within one year.

Self-Insurance

        The Company is self-insured up to the amount of its deductible for its medical and workers' compensation insurance policies. For the year ended December 31, 2016 and December 31, 2015, the Company maintains insurance policies subject to per claim deductibles of $500 and $500, respectively, for its workers' compensation policy. Liabilities under these insurance programs are accrued based upon management's estimates of the ultimate liability for claims reported and an estimate of claims incurred but not reported with assistance from third-party actuaries. The Company's self-insured health insurance program covers non-union employees for the first $75 per employee per year for medical and drug expenses. The Company has an insurance policy to cover cumulative costs over $3,200. The Company's liability for employee group medical claims is based on analysis of historical claims experience and specific knowledge of actual losses that have occurred. The Company is also required to post letters of credit and provide cash collateral to certain of its insurance carriers and to obtain surety bonds in certain states. Cash collateral deposited with insurance carriers is included in accounts payable and accrued liabilities in the Consolidated Balance Sheets.

        The Company's self-insurance liability is reflected in the Consolidated Balance Sheets within accounts payable and accrued liabilities. The determination of such claims and expenses and the appropriateness of the related liability is reviewed and updated quarterly, however, these insurance liabilities are difficult to assess and estimate due to unknown factors, including the severity of an injury, the determination of the Company's liability in proportion to other parties and the number of incidents not reported. Accruals are based upon known facts and historical trends. Although management believes its accruals are adequate, a change in experience or actuarial assumptions could materially affect the Company's results of operations in a particular period.

Company-Owned Life Insurance

        The Company has life insurance policies on certain key executives. Company-Owned life insurance is recorded at its cash surrender value or the amount that can be realized.

Leases

        The Company leases certain real estate, construction equipment and office equipment. Real estate is generally leased for terms up to ten years in duration. The terms and conditions of leases (such as renewal or purchase options and escalation clauses), if material, are reviewed at inception to determine the classification (operating or capital) of the lease. Nonperformance-related default covenants, cross-default provisions, subjective default provisions and material adverse change clauses contained in material lease agreements, if any, are also evaluated to determine whether those clauses affect lease classification in accordance with Accounting Standards Codification ("ASC") Topic 840-10-25.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

Long-Lived Assets

        The Company's long-lived assets consist primarily of property, plant and equipment and finite-lived intangible assets. Property and equipment are recorded at cost, or if acquired in a business combination, at the acquisition date fair value. Depreciation and amortization of long-lived assets is computed using the straight-line method over the estimated useful lives of the respective assets. Leasehold improvements are depreciated over the shorter of the term of the lease or the estimated useful lives of the improvements. Property and equipment under capital leases are depreciated over their estimated useful lives. Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for betterments and major improvements are capitalized and depreciated over the remaining useful lives of the assets. The carrying amounts of assets sold or retired and the related accumulated depreciation are eliminated in the year of disposal, with resulting gains or losses included in other income or expense. When the Company identifies assets to be sold, those assets are valued based on their estimated fair value less costs to sell, classified as held-for-sale and depreciation is no longer recorded. Estimated losses on disposal are included within other expense. Acquired intangible assets that have finite lives are amortized over their useful lives, which are generally based on contractual or legal rights. Finite-lived intangible assets are amortized in a manner consistent with the pattern in which the related benefits are expected to be consumed.

        The assets' estimated lives used in computing depreciation for property, plant and equipment are as follows:

Buildings and leasehold improvements	2 to 39 years
Construction equipment	3 to 15 years
Furniture, fixtures and equipment	3 to 7 years
Vehicles	3 to 5 years

        Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared with the asset's carrying amount to determine if there has been an impairment, which is calculated as the difference between the fair value of an asset and its carrying value. Estimates of future undiscounted cash flows are based on expected growth rates for the business, anticipated future economic conditions and estimates of residual values. Fair values take into consideration management's estimates of risk-adjusted discount rates, which are believed to be consistent with assumptions that marketplace participants would use in their estimates of fair value. As of December 31, 2016, and 2015, Management believes that no impairment existed.

Goodwill

        Goodwill represents the excess purchase price paid over the fair value of acquired intangible and tangible assets. The Company applies the provisions of ASC Topic 350, Intangibles—Goodwill and Other (ASC 350). Accordingly, goodwill is not amortized but rather is assessed at least annually for impairment, and tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. The Company may assess its goodwill for impairment initially using a qualitative approach ("step zero") to determine whether conditions exist to indicate that it is more likely than not that the fair value of a reporting unit is less than its carrying value. If management concludes, based on its assessment of relevant events, facts and circumstances, that it is more likely

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

than not that a reporting unit's carrying value is greater than its fair value, then a quantitative analysis will be performed to determine if there is any impairment. The Company may also elect to initially perform a quantitative analysis instead of starting with step zero. The quantitative assessment for goodwill is a two-step process. "Step one" requires comparing the carrying value of a reporting unit, including goodwill, to its fair value using the income approach. The income approach uses a discounted cash flow model, which involves significant estimates and assumptions, including preparation of revenue and profitability growth forecasts, selection of a discount rate, and selection of a terminal year multiple. If the fair value of the respective reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and no further testing is required. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is to measure the amount of impairment loss, if any. "Step two" compares the implied fair value of goodwill to the carrying amount of goodwill. The implied fair value of goodwill is determined by a hypothetical purchase price allocation using the reporting unit's fair value as the purchase price. If the carrying amount of goodwill exceeds the implied fair value, an impairment charge is recorded to write down goodwill to its implied fair value and is recorded as a selling, general and administrative expense within the Company's Consolidated Statements of Operations and Comprehensive Income (Loss). There were no changes in goodwill during the years ended December 31, 2016 and 2015.

Equity Appreciation Plan

        IEA Parent has an equity appreciation plan which grants profit units of IEA Parent to certain key employees and members of the board of directors of the Company (the "Board") for their services on the Board. The Company recognizes compensation expense for its profit units in accordance with the provisions of ASC 718, Stock Compensation, which requires the recognition of expense related to the fair value of the profit units in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss).

        The Company estimates the grant date fair value of each profit unit at issuance. For profit units subject to service based-vesting conditions, the Company recognizes compensation expense equal to the grant date fair value on a straight-line basis over the requisite service period, which is generally the vesting term. Forfeitures are accounted for when incurred. For profit units subject to both performance and service-based vesting conditions, the Company recognizes stock-based compensation expense using the straight-line recognition method when it is probable that the performance condition will be achieved.

Income Taxes

        Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Where applicable, the Company records a valuation allowance to reduce any deferred tax assets that it determines will not be realizable in the future.

        The Company is a limited liability company but elected to be taxed as a corporation and is subject to United States federal income tax, various state income taxes, Canadian federal taxes, and provincial

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

taxes. The Company recognizes the benefit of an uncertain tax position that it has taken or expects to take on income tax returns it files if such tax position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. These tax benefits are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution.

Litigation and Contingencies

        Accruals for litigation and contingencies are reflected in the consolidated financial statements based on management's assessment, including advice of legal counsel, of the expected outcome of litigation or other dispute resolution proceedings and/or the expected resolution of contingencies. Liabilities for estimated losses are accrued if the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated. Significant judgment is required in both the determination of probability of loss and the determination as to whether the amount is reasonably estimable. Accruals are based only on information available at the time of the assessment due to the uncertain nature of such matters. As additional information becomes available, management reassesses potential liabilities related to pending claims and litigation and may revise its previous estimates, which could materially affect the Company's results of operations in a given period.

Fair Value of Financial Instruments

        The Company applies ASC 820, Fair Value Measurement ("ASC 820"), which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company's principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity's own assumptions based on market data and the entity's judgments about the assumptions that market participants would use in pricing the asset or liability, and are to be developed based on the best information available in the circumstances.

        The Company's financial instruments include cash and cash equivalents, accounts receivable, deferred compensation plan assets and liabilities, accounts payable and other current liabilities, certain intangible assets and liabilities, and debt obligations.

        The valuation hierarchy is composed of three levels. The classification within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The levels within the valuation hierarchy are described below:

        Level 1—Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

        Level 2—Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

        Level 3—Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.

        Fair values of financial instruments are estimated using public market prices, quotes from financial institutions and other available information. Due to their short-term maturity, the carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and other current liabilities approximate their fair values. Management believes that as of December 31, 2016 and 2015, carrying values of deferred compensation plan liabilities of $4,086 and $4,516, respectively, approximate their fair values. Additionally, management believes that the outstanding balances on the line of credit and subordinated debt as of December 31, 2015 of $27,946 and $21,425 approximate their fair values.

Segments

        Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions on how to allocate resources and assess performance. The Company's chief operating decision makers are the chief executive officer and chief financial officer. The Company's operations are reported as a single segment in accordance with GAAP, as they are similar in nature in regard to services, types of customer, and regulatory environment.

Discontinued Operations

        The Company accounts for business dispositions, businesses held for sale and abandonments in accordance with ASC 205-20, Discontinued Operations ("ASC 205-20"). ASC 205-20 requires the results of operations of business dispositions to be segregated from continuing operations and reflected as discontinued operations in current and prior periods. See Note 17, Discontinued Operations for further information.

Interest Allocation

        Interest expense that is specifically identifiable to debt related to supporting Canadian operations qualifies as discontinued operations, and is allocated to interest expense from discontinued operations in our consolidated financial statements. The Canadian solar operations of H.B. White were abandoned in 2016 (see Note 17, Discontinued Operations for further information). The amount of debt related to supporting Canadian operations is identified by determining the sum of (1) the lump sum cash transfers from the parent entity to H.B. White to fund working capital; and, (2) the Canadian expenses covered by the parent entity. The sum of these compared to the total amount of debt outstanding at the time is used to determine the percentage of total interest expense allocable to Canadian operations.

Restructuring Expense

        In connection with the abandonment of the Canadian solar operations of H.B. White, the Company incurred restructuring costs, which were recorded as restructuring expenses in the accompanying Consolidated Statement of Operations and Comprehensive Loss. The costs related to the

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

restructuring expenses represent severance expenses for employees who were terminated as a result of the abandonment of the Canadian solar operations of H.B. White.

Recent Accounting Standards

        The effective dates shown in the following pronouncements are private company effective dates, based on the Company's current status as a private company.

        In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date. The amendments in this update deferred the effective date for implementation of ASU 2014-09 by one year and is now effective for annual reporting periods beginning after December 15, 2018. Early application is permitted only as of annual reporting periods beginning after December 15, 2016 including interim reporting periods within that period. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        From March through December 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, ASU 2016-11, Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815): Rescission of SEC Guidance Because of Accounting Standards Updates 2014-09 and 2014-16 Pursuant to Staff Announcements at the March 3, 2016 EITF Meeting, ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606):Narrow-Scope Improvements and Practical Expedients and ASU No. 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. These amendments are intended to improve and clarify the implementation guidance of Topic 606. The effective date and transition requirements for the amendments are the same as the effective date and transition requirements of ASU No. 2014-09 and ASU No. 2015-14.

        In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes. To simplify presentation in the balance sheet, the new guidance requires that all deferred tax assets and liabilities, along with any related valuation allowance, be classified as noncurrent. As a result, each jurisdiction within the reporting group will now only have one net noncurrent deferred tax asset or liability. The guidance does not change the existing requirement that only permits offsetting within a jurisdiction, and companies are still prohibited from offsetting deferred tax liabilities from one jurisdiction against deferred tax assets of another jurisdiction. The guidance may be applied either prospectively or retrospectively by reclassifying the comparative balance sheets. For entities, other than public business entities, the amendments are effective for fiscal years beginning after December 15, 2017, and interim periods within fiscal years beginning after December 15, 2018, with early adoption permitted. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) ("ASU 2016-02"), which is effective for annual reporting periods beginning after December 15, 2019. Under ASU 2016-02, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: 1) a lease liability, which is a lessee's obligation to make lease payments arising

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

from a lease, measured on a discounted basis, and 2) a right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term. The guidance is effective for the annual period beginning after December 15, 2019. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, which simplifies several aspects of the accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, as well as classification of related amounts within the statement of cash flows. The amendments are effective for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Early adoption is permitted for any interim or annual period. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other, Simplifying the Accounting for Goodwill Impairment. ASU 2017-04 removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. All other goodwill impairment guidance will remain largely unchanged. Entities will continue to have the option to perform a qualitative assessment to determine if a quantitative impairment test is necessary. This new guidance will be applied prospectively, and is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for any impairment tests performed after January 1, 2017. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In January 2017, the FASB issued ASU 2017-01, Business Combinations: Clarifying the Definition of a Business, which amends the current definition of a business. Under ASU 2017-01, to be considered a business, an acquisition would have to include an input and a substantive process that together significantly contributes to the ability to create outputs. ASU 2017-01 further states that when substantially all of the fair value of gross assets acquired is concentrated in a single asset (or a group of similar assets), the assets acquired would not represent a business. The new guidance also narrows the definition of the term "outputs" to be consistent with how it is described in Topic 606, Revenue from Contracts with Customers. The changes to the definition of a business will likely result in more acquisitions being accounted for as asset acquisitions. The guidance is effective for the annual period beginning after December 15, 2018, with early adoption permitted. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        Management has evaluated other recently issued accounting pronouncements and does not believe that they will have a significant impact on the combined financial statements and related disclosures.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Accounts Receivable, net of allowance

        The following table provides details of accounts receivable, net of allowance, as of the dates indicated (in thousands):

	December 31,
	2016	2015
Contract receivables	$41,575	$35,448
Contract retainage	28,537	14,223

Accounts receivable, gross	70,112	49,671
Less: allowance for doubtful accounts	(135)	(12,077)

Accounts receivable, net	$69,977	$37,594

F-74

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Accounts Receivable, net of allowance (Continued)

        Activity in the allowance for doubtful accounts for the periods indicated is as follows (in thousands):

	Years ended December 31,
	2016	2015
Allowance for doubtful accounts at beginning of year	$12,077	$11,812
Less: (reduction in) provision for allowances	(10,534)	265
Less: write-offs, net of recoveries	(1,408)	—

Allowance for doubtful accounts at end of year	$135	$12,077

        See Note 11 for a description of the change in the provision for allowances for the year ended December 31, 2016.

Note 4. Contracts in Progress

        Contracts in progress were as follows (in thousands):

	December 31,
	2016	2015
Costs on contracts in progress	$940,359	$1,176,950
Estimated earnings (loss) on contracts in progress	107,144	(1,548)

	1,047,503	1,175,402
Less: billings on contracts in progress	(1,061,541)	(1,175,877)

	$(14,038)	$(475)

        The above amounts have been included in the accompanying Consolidated Balance Sheets under the following captions (in thousands):

	December 31,
	2016	2015
Costs and estimated earnings in excess of billings on uncompleted contracts	$14,143	$16,016
Billings in excess of costs and earnings on uncompleted contracts	(28,181)	(15,902)

	(14,038)	114
Less: provisions for losses on uncompleted contracts	—	(589)

	$(14,038)	$(475)

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5. Property, Plant and Equipment, net

        Property, plant and equipment, net consisted of the following (in thousands):

	December 31,
	2016	2015
Land	$250	$250
Buildings and leasehold improvements	7,177	7,068
Construction equipment	28,863	19,150
Office equipment, furniture and fixtures	1,451	1,451
Vehicles	283	301

	38,024	28,220
Accumulated depreciation	(17,484)	(14,068)

Property, plant and equipment, net	$20,540	$14,152

        Depreciation expense of property, plant and equipment for the years ended December 31, 2016 and 2015 was $3,323 and $3,671, respectively; of which $10 and $345, respectively, are a component of discontinued operations.

Note 6. Goodwill and Intangible Assets

        Changes in goodwill during the years ended December 31, 2016 and 2015 were as follows (in thousands):

Goodwill
January 1, 2015	$3,020
Acquisitions and other adjustments	—

December 31, 2015	3,020
Acquisitions and other adjustments	—

December 31, 2016	$3,020

        Intangible assets consisted of the following at December 31 (in thousands):

							Remaining Weighted Average Amortization Period in Years
	2016			2015
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Intangible assets
Customer relationship	$1,220	$(1,220)	$—	$1,220	$(1,220)	$—
Trade-name	820	(631)	189	820	(511)	309	1.58
Non-compete	90	(90)	—	90	(90)	—

	$2,130	$(1,941)	$189	$2,130	$(1,821)	$309

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 6. Goodwill and Intangible Assets (Continued)

        Amortization expense associated with intangible assets for the years ended December 31, 2016 and 2015 totaled $120 and $120, respectively. Intangible asset amortization expense for the years subsequent to December 31, 2016 is expected to be approximately $120 in 2017 and $69 in 2018.

Note 7. Accounts Payable and Accrued Liabilities

        Accounts payable and accrued liabilities consisted of the following (in thousands):

	December 31,
	2016	2015
Accounts payable—trade	$52,199	$41,710
Accrued project costs	24,300	19,418
Accrued compensation and related expenses	13,349	986
Accrued fees to majority member	45	4,531
Other accrued expenses	7,351	12,398

	$97,244	$79,043

Note 8. Debt

Line of Credit Agreement

        IEA Parent and the Company, collectively, are co-borrowers on a credit agreement with a bank, which includes an aggregate limit of borrowings on the line of credit plus aggregate undrawn amounts of all issued and outstanding letters of credit issued. The Line of Credit Agreement was amended in September 2015 with a maturity date of December 31, 2017. The September 2015 amendment allows for aggregate revolver borrowings up to $90,000 including letters of credit up to $15,000 through December 31, 2015. Beginning January 1, 2016, maximum availability on the line is reduced as follows: $75,000 from January 1, 2016 through March 31, 2016, $65,000 from April 1, 2016 through December 31, 2016 and $55,000 from January 1, 2017 through December 31, 2017. On January 20, 2017, the credit agreement was amended to extend the maturity date to December 31, 2018 and allows for aggregate revolver borrowings up to $55,000 including letters of credit up to $15,000 through December 31, 2018.

        The Company had outstanding borrowings of $0 and $27,946, and outstanding letters of credit of $3,056 and $4,767 as of December 31, 2016 and 2015, respectively. Interest on outstanding borrowings under the lines of credit is based on the prime rate which was 3.75% (as amended on January 20, 2017) and 3.50% as of December 31, 2016 and 2015, respectively. Interest on the outstanding letters of credit is 2% per annum. The credit agreement also has an unused commitment fee of 0.35% per annum. Interest expense under this agreement for the years ended December 31, 2016 and 2015 totaled $904 and $2,006, respectively.

        The credit agreement is fully guaranteed by Oaktree Power Opportunities Fund III, LP. and Oaktree Power Opportunities Fund III (Parallel), LP, the two funds that have majority ownership in IEA Parent, and is collateralized by substantially all of the assets of the Company. The Company was in compliance with all required financial covenants as of December 31, 2016.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 8. Debt (Continued)

Subordinated Debt Second Lien Term Loan Agreement

        During February 2015, IEA Parent and the Company collectively entered into a Second Lien Term Loan agreement ("Subordinated Debt") with the two funds that have majority ownership in IEA Parent, Oaktree Power Opportunities Fund III, LP. and Oaktree Power Opportunities Fund III (Parallel), LP. that provides for the ability to borrow up to $50,000. The Subordinated Debt had an original maturity date of June 30, 2016, which was subsequently extended to February 12, 2020. Along with the extension, Oaktree was subsequently issued additional common units which effectively made it 99% owner of IEA Parent. The value of the additional common units was determined to be de minimis. The Subordinated Debt accrued interest at a fixed rate of 8% per annum.

        As of December 31, 2015, the Company had remaining availability of $30,000 under the Subordinated Debt with the outstanding principal balance of $20,000. In addition to outstanding principal, there was $1,425 of accrued interest due and payable as of December 31, 2015. On December 31, 2016, the outstanding principal and accrued interest of $23,287 of the Subordinated Debt was converted into 23,286,846.43 Preferred Units of IEA Parent. IEA Parent's Preferred Units are non-voting and have the right to receive interest in an amount equal to the aggregate amount that would have been due under the Subordinated Debt Second Lien Term Loan Agreement if it had remained outstanding (including all interest accrued). Pursuant to the Subordinated Debt Contribution Agreement, IEA Parent contributed to IEA Services the existing debt interests as a contribution to capital. Accordingly, no amounts are currently outstanding, and the Subordinated Debt agreement was terminated on December 31, 2016.

Note 9. Concentrations

        The Company had the following approximate revenue and accounts receivable concentrations, net of allowances, for the years ended and as of December 31, 2016 and 2015:

	2016		2015
	Revenue %	Accounts Receivable %	Revenue %	Accounts Receivable %
Cimarron Bend Wind Project	17%	36%	*	*
Deerfield Wind Energy, LLC	*	12%	*	*
Osborn Wind Energy, LLC	11%	13%	*	*
EDF Renewable Development, INC	11%	*	*	*
Grant Plains Wind, LLC	*	*	12%	*
Canadian Solar Solutions, INC	*	*	43%	*
Cameron Wind, LLC	*	*	13%	*
Colbeck's Corner, LLC	*	*	*	37%
Northland Power	*	*	*	54%

*
Amount less than 10%

Note 10. Equity Appreciation Plan

        Infrastructure and Energy Alternatives, LLC's Profits Interest Unit Incentive Plan (the "Plan") was created in 2011 and is designed to promote the long-term financial interests and growth by attracting

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 10. Equity Appreciation Plan (Continued)

and retaining officers, key employees, directors and other employees and consultants by aligning the participants interests by providing them with equity-based awards in the form of Profits Units (the "Units"). Profits Units means the Class A Profits Units, Class B Profits Units and any future class of profits units designated by the Board. The Profits Units issued are intended to benefit from appreciation in the fair value of the aggregate members' equity in IEA Parent over and above such respective Baseline Value. Profits Units issued at the same Baseline Value shall be treat as one subclass of Profits Units. Profits Units shall not be entitled to vote on any matter.

        The aggregate number of Profits Units that may be issued under the Plan shall not exceed 10% of the aggregate number of units and other equity interest of IEA Parent and the aggregate number of Class B Profits Units that may be issued under the Plan shall not exceed 80,723,420.95, which represents 25.5% of the outstanding Common Units and Class B Profit Units assuming issuance of the authorized Class B Profits Units in full. The issuance of Profits Units or the payment of cash in consideration of the cancellation or termination of a Profit Unit shall reduce the total number of Profit Units available under the Plan, as applicable. If the participant's employment terminates for any reason, then the unvested percentage of profits units as of the termination date shall be canceled and immediately be forfeited to the Company for no consideration payable to the participant. In addition, if the participant's employment terminated for cause, then the vested percentage of Profits Units as of the termination date shall be canceled and immediately be forfeited to the Company for no consideration payable to the participant.

        The Company recognizes compensation cost in its Consolidated Statements of Operations and Comprehensive Income (Loss) for Units granted by IEA Parent to its officers, key employees, or directors under the Plan. As Infrastructure and Energy Alternatives, LLC is the Parent of the Company, and no substantive services are provided to IEA Parent by employees of the Company who received the Units, the Company accounts for these awards accordingly.

        The Company expenses Profits Units compensation over the requisite service period based on the estimated grant-date fair value of the awards. Profits Units compensation expense is recognized as a component of selling, general, and administrative expense. Share based awards with graded-vesting schedules are recognized on a straight-line basis over the requisite service period for each separately vesting portion of the award. The Company estimates the fair value of stock option grants using the Black-Scholes option pricing model, and the assumptions used in calculating the fair value of stock-based awards represent management's best estimates and involve inherent uncertainties and the application of management's judgment.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 10. Equity Appreciation Plan (Continued)

        The table below summarizes the Time and Performance Profit Units activities for the years ended December 31, 2015 and 2016.

	Number of Units
					Performance Units
	Time Units						Weighted Average Exercise Price	Weighted Average Contractual Term (months)
	Class A	Class A-1	Class A-2	Class B	Class A	Total
Outstanding as of January 1, 2015	848,787	75,149	100,298	—	71,675	1,095,909	$2.53	13.32
Granted	—	—	—	—	—	—
Forfeited/Cancelled	266,162	28,333	50,000	—	50,299	394,794
Exercised	—	—	—	—	—	—

Outstanding as of December 31, 2015	582,625	46,816	50,298	—	21,376	701,115	$2.32	9.56

Granted	109,967	—	—	84,463,293	—	84,573,260	$0.00
Forfeited/Cancelled	12,574	—	—	—	21,376	33,950	—
Exercised	—	—	—	—	—	—	—

Outstanding as of December 31, 2016	680,018	46,816	50,298	84,463,293	—	85,240,425	$0.02	35.68

Vested Profit Units at December 31, 2015	493,344	40,005	25,149	—	—	558,498	$2.11	8.49

Vested Profit Units at December 31, 2016	680,018	46,292	37,724	36,952,691	—	37,716,725	$0.04	35.29

        As of December 31, 2016, and 2015, the Company had unrecognized compensation expense of $94 and $110, respectively.

        The Company utilized a Black-Scholes model to derive the fair value of the underlying Profit Units. The expected stock price volatility was based on guideline companies' lookback volatility over the expected term as of the valuation date. The risk-free rate of interest was derived by the U.S. Treasury rates interpolated over the expect term. The fair value of the Profit Units granted was calculated using the Black-Scholes model and the following assumptions:

	Class A	Class B	Class B
	As of August, 2016	As of August, 2016	As of October, 2016
Exercise price	$1.00	$0.00	$0.00
Risk-free rate of interest	1.19%	1.19%	1.26%
Term (years)	5.00	5.00	5.00
Expected stock price volatility	60.00%	60.00%	55.00%

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Commitments and Contingencies

Operating Leases

        The Company leases real estate, vehicles, office equipment, and certain construction equipment from unrelated parties under non-cancelable leases. Lease terms range from month-to-month to terms expiring through 2020. The table below shows the future minimum lease commitments under non-cancelable operating leases (in thousands):

Years ending December 31,	Operating Leases
2017	$1,164
2018	767
2019	383
2020	8

$2,322

        Rent expense relating to these agreements totaled approximately $1,234 and $885 for the years ended December 31, 2016 and 2015, respectively.

Capital Leases

        The Company signed various capital leases in 2016 for equipment. The Company did not have any obligations under capital leases for equipment as of December 31, 2015. The Company has obligations, exclusive of associated interest, under various capital leases for equipment totaling $5,330 at December 31, 2016. Gross property under this capitalized lease agreement at December 31, 2016 totaled $7,501 less accumulated depreciation of $248, for net balances of $7,253. Amortization of assets held under the capital lease is included in depreciation expense on the Consolidated Statements of Operations and Comprehensive Income (Loss).

        The future minimum payments of capital lease obligations are as follows (in thousands):

Years ending December 31,	Capital Leases
2017	$1,917
2018	1,917
2019	1,917
2020	2,069

7,820
Less: Amount representing interest	(2,490)

Present value of minimum lease payments	5,330
Less: Current portion	(920)

Capital lease obligation, long term	$4,410

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Commitments and Contingencies (Continued)

Legal Proceedings

NPI Litigation/CCAA Resolution

        H.B. White had three contracts for construction of alternative energy projects with Northland Power, Inc. and certain affiliates ("NPI"). H.B. White and NPI had ongoing disputes on one project and, in December 2014, NPI provided notice that it had terminated the contract. The Company recorded a provision for bad debt of CAD $12,153. H.B. White disputed this termination. On July 6, 2016, H.B. White entered into agreement with NPI to settle all disputes and claims between H.B. White and NPI.

        In conjunction with the settlement, on July 7, 2016, H.B. White obtained court protection under the Companies' Creditors Arrangement Act (the "CCAA"), which was approved by court order on November 22, 2016. On February 22, 2017, the CCAA plan and process was successfully completed and all of the claims filed in relation to the dispute and related liens on the projects were released. The matter is now resolved and the total effect of the settlement resulted in a net gain to the Company of CAD $4,564 recognized in November 2016.

        Pursuant to the CCAA, IEA or White shall pay NPI, or its designee cash in the aggregate amount of CAD $1,500,000 provided that the closing date of a material transaction is on or before December 31, 2017. If the closing date occurs after December 31, 2017 but on or before December 31, 2018, IEA or White shall pay to NPI CAD $1,000,000. A material transaction is defined as a change in control or a public offering of equity securities.

Sterret Crane v. White, and Zurich Insurance v. White

        White is a defendant in a lawsuit filed in January 2016 by Sterret Crane for an incident that occurred in 2014 during construction of a wind farm. This case also led to a declaratory judgment action filed by Zurich, White's insurer. The Company accrued a liability for this litigation of $500 on its Consolidated Balance Sheet as of December 31, 2016. White's counsel does not believe White will be liable to Zurich in connection with the declaratory judgment action. Subsequent to December 31, 2016, on October 26, 2017, the trial of the liability suit concluded, resulting in a judgment against White, the liability has been estimated as $1,269 which includes costs, attorney fees, and pre-judgment interest. The Company has recorded a $500 liability for this judgment for the year ended December 31, 2016. An additional $769 liability has been recorded as of September 30, 2017.

        In addition to the foregoing, in the ordinary course of business, the Company is involved in ordinary, routine legal proceedings. The Company believes the ultimate resolution of such matters will not have a material adverse effect on the results of operations, cash flows or the financial position of the Company.

Deferred Compensation

        The Company has two deferred compensation plans. The first plan is a supplemental executive retirement plan established in 1993 that covers four specific employees or former employees, whose deferred compensation was determined by the number of service years. Payment of the benefits is to be made for 20 years after employment ends. The two former employees are currently receiving benefits, two participants are still employees of the company. The present value of the liability is estimated using the early retirement method. Of the two current employees, one has reached the full benefit level, the

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Commitments and Contingencies (Continued)

other will reach full benefit in 2018. Annual payments under this plan for 2017 will be $93. Maximum aggregate payments per year if all participants were retired would be $247.

        The Company offers a non-qualified deferred compensation plan which is made up of an executive excess plan and an incentive bonus plan. This plan was designed and implemented to enhance employee savings and retirement accumulation on a tax-advantaged basis, beyond the limits of traditional qualified retirement plans. This plan allows employees to: (1) defer annual compensation from multiple sources; (2) create wealth through tax-deferred investments; (3) save and invest on a pretax basis to meet accumulation and retirement planning needs; (4) utilize a diverse choice of investment options to maximize returns. The Executive Excess Plan is for employees in the salary grade 15 or higher and awards typically vest over 3 years but can vary. Awards are expensed as vested. The Incentive Bonus Plan includes Project Management Incentive Payments ("PMIP") and incentive payments for those in salary grade 14 or lower. Some employees can be in both of these plans. PMIP payments are expensed when awarded as they were earned through the course of the performance of the project they are related to. Other payments are expensed when vested as they are considered to be earned by retention. Unrecognized compensation expense for the non-qualified deferred compensation plan at December 31, 2016 and 2015, is $184 and $264, respectively. As of December 31, 2016, and 2015, the Company has a long-term liability of $4,086 and $4,516, respectively, for deferred compensation to certain current and former employees.

Letters of Credit

        In the ordinary course of business, the Company is required to post letters of credit in support of performance under certain contracts. Such letters of credit are generally issued by a bank or similar financial institution. The letter of credit commits the issuer to pay specified amounts to the holder of the letter of credit under certain conditions. If this were to occur, the Company would be required to reimburse the issuer of the letter of credit, which, depending upon the circumstances, could result in a charge to earnings. As of December 31, 2016, and 2015, the Company is contingently liable under letters of credit issued under the Company Line of Credit Agreement in the amount of $3,056 and $4,767, respectively, related to projects.

Note 12. Income Taxes

        The Company is a limited liability company but elected to be taxed as a corporation and is subject to United States federal income tax, various state income taxes, Canadian federal taxes, and provincial taxes. The Company files a consolidated tax return that includes Renewable, White, IEM and H.B. White. IMS is a wholly-owned subsidiary of IEA Parent, for tax purposes as of December 31, 2015 and 2016, respectively, and is taxed as a separate corporation and subject to United States federal and state income taxes.

        H.B. White is a wholly owned subsidiary of White and is considered a Foreign-Branch Operation under the U.S. federal income tax system. H.B. White's income and losses are taxable in Canada and in the Unites States based on U.S. federal income tax law. Under U.S. federal tax law, Canadian taxes imposed on the branch are considered foreign taxes of the Company, which may be deducted as a business expense or may be claimed as direct, creditable foreign taxes of a U.S. corporation. As such, there are no unremitted foreign earnings in the group.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 12. Income Taxes (Continued)

        The loss before income taxes and the related tax provision benefit are as follows (in thousands):

	Years ended December 31,
	2016	2015
Income (loss) before income taxes from continuing operations
U.S. operations	$54,238	$(8,590)
Non-U.S. operations	—	—

Total income (loss) before income taxes	54,238	(8,590)

Current provision (benefit)
Federal	1,168	(75)
State	3,307	26

Total current tax provision (benefit)	4,475	(49)
Deferred provision (benefit)
Federal	(12,776)	145
State	(1,912)	10

Total deferred tax provision (benefit)	(14,688)	155

Total (benefit) provision for income taxes	$(10,213)	$106

        As disclosed in Note 17, the income tax benefit included in discontinued operations for the years ended December 31, 2016 and 2015 is $1,219 and $0, respectively. A substantial portion of the deferred benefit was a result of the release of the valuation allowance during 2016 offset by the utilization of $44,144 of federal net operating losses during the period ended December 31, 2016.

        A reconciliation of the statutory federal income tax rate to the Company's effective tax rate from continuing operations is as follows:

	December 31, 2016	December 31, 2015
Federal statutory tax rate	34.00%	34.00%
State and local income taxes, net of federal benefit	3.35%	3.12%
Permanent items	–0.10%	–1.46%
Change in valuation allowance	–57.52%	–37.82%
Other	1.44%	0.93%

Effective tax rate	–18.83%	–1.23%

        Significant differences between the years ended December 31, 2016 and 2015 were (1) substantial increase in pre-tax income, (2) increase in state current income tax expense, and (3) tax benefit realized from release of the valuation allowance at the end of December 31, 2016.

        Deferred taxes reflect the tax effects of the differences between the amounts recorded as assets and liabilities for financial statement purposes and the comparable amounts recorded for income tax

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 12. Income Taxes (Continued)

purposes. Significant components of the deferred tax assets (liabilities) at December 31, 2016 and 2015, respectively, are as follows (in thousands):

	December 31,
	2016	2015
Deferred tax assets:
Provision for losses on uncompleted contracts	$—	$387
Allowance for doubtful accounts	13	4,412
Accrued liabilities and deferred compensation	5,329	4,014
Alternative minimum tax credit carry forwards	1,575	726
Foreign exchange differences	262	—
Net operating loss carry forwards	8,633	22,980
Tax deductible goodwill and transaction costs	588	599
Other reserves and accruals	225	—
Less: valuation allowance	(27)	(31,157)

Total deferred tax assets	16,598	1,961
Deferred tax liabilities:
Property, plant and equipment	(1,755)	(1,787)
Intangibles	(273)	(113)
Goodwill	—	(155)
Other	(38)	(61)

Total deferred tax liabilities	(2,066)	(2,116)

Net deferred tax asset (liability)	$14,532	$(155)

        Deferred income taxes are classified on the balance sheets as follows at December 31 (in thousands):

	December 31,
	2016	2015
Deferred tax assets—current	$11,735	$631
Deferred tax assets (liability)—noncurrent	2,797	(786)

Net deferred tax asset (liability)	$14,532	$(155)

        The Company assesses the realizability of the deferred tax assets at each balance sheet date based on actual and forecasted operating results in order to determine the proper amount, if any, required for a valuation allowance. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax-planning strategies in making this assessment. As of December 31, 2015, the Company had recognized a full valuation allowance against all deferred tax assets. During 2016, the Company released its valuation allowance against certain deferred tax assets within the IEA Services consolidated group. It is management's belief that it is more likely than not that the net deferred tax assets related

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 12. Income Taxes (Continued)

to IEA Services and subsidiaries will be utilized prior to expiration. The valuation allowance that remains relates to the White Florida state net operating loss, and the IEA Services Wisconsin state net operating loss.

        As of December 31, 2016, the Company has a federal net operating loss carryover of $23,051 and net operating loss carryovers in certain state tax jurisdictions of approximately $28,188, which will begin to expire in 2034 and 2024, respectively and may be applied against future taxable income. At December 31, 2016, the Company had total alternative minimum tax credit carryovers of approximately $1,552, which do not expire.

        The Company files income tax returns in U.S. federal, state and certain international jurisdictions. For federal and certain state income tax purposes, the Company's 2013 through 2015 tax years remain open for examination by the tax authorities under the normal statute of limitations. For certain international income tax purposes, the Company's 2012 through 2015 tax years remain open for examination by the tax authorities under the normal statute of limitations.

        The Company classifies interest expense and penalties related to unrecognized tax benefits as components of the tax provision for income taxes. Interest and penalties recognized in the Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2016 and 2015 were $0, respectively. As of December 31, 2016, and December 31, 2015, the Company has recorded accrued interest and penalties of $0, respectively.

Note 13. Self-Insurance

        The Company is insured for workers' compensation and group health claims. As of December 31, 2016, and 2015, the gross amount accrued for medical insurance claims totaled $278 and $435, respectively. As of December 31, 2016, the gross amount accrued for workers' compensation claims totaled $387 and as of December 31, 2015, the Company had a reduction of future workers' compensation claims of $216. For the year ended December 31, 2016 and 2015, health care expense totaled $4,977 and $3,886, respectively, and workers compensation expenses totaled $3,177 and 387, respectively.

Note 14. Employee Benefit Plans

        The Company participates in numerous multi-employer pension plans ("MEPPs") that provide retirement benefits to certain union employees in accordance with various collective bargaining agreements ("CBAs"). As of December 31, 2016, and December 31, 2015, 25% and 29%, respectively, of the Company's employees are members of collective bargaining units. As one of many participating employers in these MEPPs, the Company is responsible, with the other participating employers, for any plan underfunding. Contributions to a particular MEPP are established by the applicable collective bargaining agreements; however, required contributions may increase based on the funded status of a MEPP and legal requirements of the Pension Protection Act of 2006, which requires substantially underfunded MEPPs to implement a funding improvement plan ("FIP") or a rehabilitation plan ("RP") to improve their funded status. Factors that could impact funded status of a MEPP include investment performance, changes in the participant demographics, decline in the number of contributing employers, changes in actuarial assumptions, and the utilization of extended amortization provisions. If a contributing employer stops contributing to a MEPP, the unfunded obligations of the MEPP may be borne by the remaining contributing employers. Assets contributed to an individual

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 14. Employee Benefit Plans (Continued)

MEPP are pooled with contributions made by other contributing employers; the pooled assets will be used to provide benefits to the Company's employees and the employees of the other contributing employers.

        A FIP or RP requires a particular MEPP to adopt measures to correct its underfunding status. These measures may include, but are not limited to: (a) an increase in the contribution rate as a signatory to the applicable collective bargaining agreement, (b) a reallocation of the contributions already being made by participating employers for various benefits to individuals participating in the MEPP and/or (c) a reduction in the benefits to be paid to future and/or current retirees. In addition, the Pension Protection Act of 2006 requires that a 5% surcharge be levied on employer contributions for the first year commencing shortly after the date the employer receives notice that the MEPP is in critical status and a 10% surcharge on each succeeding year until a collective bargaining agreement is in place with terms and conditions consistent with the RP. The zone status included in the table below is based on information that that Company received from the plan and is certified by the plan's actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are greater than 65% and less than 80% funded, and plans in the green zone are at least 80% funded.

        The Company could also be obligated to make payments to MEPPs if the Company either ceases to have an obligation to contribute to the MEPP or significantly reduces its contributions to the MEPP because of a reduction in the number of employees who are covered by the relevant MEPP for various reasons. Due to uncertainty regarding future factors that could trigger withdrawal liability, as well as the absence of specific information regarding the MEPP's current financial situation, the Company is unable to determine (a) the amount and timing of any future withdrawal liability, if any, and (b) whether participation in these MEPPs could have a material adverse impact on the Company's financial condition, results of operations, or cash flow.

        The nature and diversity of the Company's business may result in volatility of the amount of contributions to a particular MEPP for any given period. That is because, in any given market, the Company could be working on a significant project and/or projects, which could result in an increase in its direct labor force and a corresponding increase in its contributions to the MEPP(s) dictated by the applicable collective bargaining agreement. When the particular project(s) finishes and is not replaced, the level of direct labor of contributions to a particular MEPP could also be affected by the terms of the collective bargaining agreement, which could require at a particular time, an increase in the contribution rate and/or surcharges.

        The following tables list the MEPPs the Company considers individually significant in 2016 and 2015 (in thousands). The Company considers individually significant to be any plan over 5% of its total contributions to all MEPP plans for that year. For the years ended December 31, 2016 and 2015, they represent 65% and 68%, respectively and eight of 23 and seven of 37, respectively, of total plan contributions. All of the amounts were less than 5% of the Total Plan contributions by employers. This information was obtained from the respective plans' Form 5500 for the most current available filing. These dates may not correspond with the Company's calendar year contributions. The above noted percentages of contributions are based upon disclosures contained in the plan's Form 5500 filing ("Forms"). Those Forms, among other things, disclose the names of individual participating employers whose annual contributions account for more than 5% of the aggregate annual amount contributed by all participating employers for a plan year.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 14. Employee Benefit Plans (Continued)

        For the year ended December 31, 2016:

Plan	Federal ID#	2016	FIP/RP Status	2016 Contribution	Surcharge Imposed	Plan Year	Expiration of CBA
Iron Workers Local Union No 25 Pension Plan	38-6056780	Red	Implemented	$989	No	April 2016	May 2019
Central Pension Fund of the IUOE & Participating Employers	36-6052390	Green	No	772	No	January 2016	March 2018
Central Pension Fund of the IUOE and Participating	36-6052390	Green	No	496	No	January 2016	March 2018
Operating Engineers' local 324 Pension Fund	38-1900637	Yellow	Implemented	675	No	April 2016	May 2018
Mo-Kan Iron Workers Pension Fund	43-6130595	Green	No	619	No	January 2016	March 2017
Iron Workers Mid-America Pension Plan	36-6488227	Green	No	560	No	December 2015	May 2018
Midwest Operating Engineers Pension Trust Fund	36-6140097	Yellow	Implemented	482	No	March 2016	May 2018
Central Laborers' Pension Fund	37-6052379	Red	Implemented	408	No	December 2015	April 2017, April 2018
Other funds				2,427

				$7,428

        For the year ended December 31, 2015:

Plan	Federal ID#	2015	FIP/RP Status	2015 Contribution	Surcharge Imposed	Plan Year	Expiration of CBA
Central Pension Fund of the IUOE and Participating	36-6052390	Green	No	$406	No	January 2016	March 2015, March 2018
Indiana Laborers Pension Fund	35-6027150	Yellow	Implementation	220	No	May 2015	March 2017
Indiana Carpenters Pension Plan	35-6057648	Green	No	164	No	December 2015	March 2016, May 2017
Ironworkers Laborers Pension Plan of Cumberland MA	52-6067609	Red	RP	146	No	December 2014	April 2016
Central Laborers Pension Fund	37-6052379	Red	Implemented	126	No	December 2014	April 2015, April 2018, April 2017
Ironworkers 568 Retirement Plan	32-0124306	Green	No	104	No	December 2014	April 2016
Operating Engineers Local 37 Pension Plan	52-6128064	Red	RP	101	No	December 2014	April 2016
Other funds				596

				$1,863

        The zone status above represents the most recent available information for the respective MEPP, which is 2015 for the plan year ended 2016 and 2014 for the plan year ended 2015 year.

Note 15. Related Parties

        Certain of the Company's debt facilities and other obligations under surety bonds and stand-by letters of credit are guaranteed by the majority member of IEA Parent. The Company pays a fee for those guarantees based on the total amount outstanding. The Company expensed $2,965 and $4,531

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 15. Related Parties (Continued)

related to these fees during the years ended December 31, 2016 and 2015, respectively, of which $625 and $2,570, respectively, is included in discontinued operations on Consolidated Statements of Operations and Comprehensive Income (Loss).

        As of December 31, 2016, and 2015, the Company has a long-term liability of $4,086 and $4,516, respectively, for deferred compensation to certain current and former employees.

        The Company has life insurance policies on certain key executives. Company-Owned life insurance is recorded at its cash surrender value or the amount that can be realized. As of December 31, 2016, and 2015, the Company has a long-term asset of $2,214 and $1,745, respectively. For the years ended December 31, 2016 and 2015, the Company recognized an increase of $514 and decrease of $152, respectively, in the cash surrender value of the policies.

Note 16. Restructuring Expenses

        In connection with the abandonment of the Canadian solar operations of H.B. White, the Company incurred restructuring costs, which were recorded as restructuring expenses in the accompanying Consolidated Statement of Operations and Comprehensive Loss. The costs related to the restructuring expenses represented severance expense for employees who were terminated as a result of the abandonment of the Canadian solar operations of H.B. White. Additional disclosures regarding these discontinued operations and the related costs are provided in Note 17. The balance of the restructuring accrual and the related restructuring activity as of and for the years ending December 31, 2016 and 2015 was as follows:

Employee Severance(A)
Balance at December 31, 2014	$1,600
2015 Restructuring charges	1,528
2015 Payments	(2,088)
Balance at December 31, 2015	1,040
2016 Restructuring charges	—
2016 Payments	(365)

Balance at December 31, 2016	$675

(A)
Restructuring expense for fiscal 2015 and 2016 totaled $1,528 and $0, respectively, comprising severance expense related to employees who were terminated as a result of the abandonment of the solar operations of H.B. White. Payments of severance expense for fiscal 2015 and 2016 totaled $2,088 and $365, respectively. Of the $2,088 paid in 2015, $334 related to settlement agreements with former members of management, resulting in a reduction in the restructuring liability.

Note 17. Discontinued Operations

        The Company had experienced significant operating losses related to its operations in Canada. The Company made the decision to abandon its operations in Canada during 2014 and to refocus the business on the U.S. wind energy market. In early 2015, the Company began the process of finalizing

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 17. Discontinued Operations (Continued)

all projects in Canada and reducing or eliminating all costs and exposures. The Company completely abandoned the Canadian solar operations of H.B. White and effectively completed all significant projects in Canada, and reduced or redeployed substantially all of its Canadian resources, facilities and equipment as of July 2016. Accordingly, the operating results of its operations in Canada for all years presented have been reclassified in the Consolidated Statements of Comprehensive Income (Loss) as "loss from discontinued operations". Management expects major classes of assets and liabilities attributable to discontinued operations will be settled through a normal wind down process. Interest expense that is specifically identifiable to debt related to supporting Canadian solar operations of H.B. White qualifies as discontinued operations, and is allocated to interest expense from discontinued operations in the Company's consolidated financial statements.

        The carrying amounts of major classes of assets and liabilities, operating results, and cash flows from the discontinued operations in Canada as of the year indicated consist of the following (in thousands):

	December 31,
	2016	2015
Assets of discontinued operations:
Accounts receivable, net	$—	$7,773
Cost and estimated earnings in excess of billings on uncompleted contracts	—	4,799
Prepaid expenses and other current assets	—	332
Property, plant and equipment, net	—	79

Total assets of discontinued operations	$—	$12,983

Liabilities of discontinued operations:
Accounts payable and accrued liabilities	$—	$30,907
Billings in excess of cost and estimated earnings on uncompleted contracts	—	1,085
Provisions for losses on uncompleted contracts	—	514

Total liabilities of discontinued operations	$—	$32,506

        Major classes of line items constituting the loss from discontinued operations for the periods indicated was as follows (in thousands):

	Years ended December 31,
	2016	2015
Revenue	$1,911	$128,772

Cost of earned revenue	1,626	130,289
Operating expenses	1,610	14,551
Interest and other expense, net	3,060	3,419
Gain on abandonment	(4,253)	—
Income tax benefit	(1,219)	—

Net income (loss) from discontinued operations	$1,087	$(19,487)

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 17. Discontinued Operations (Continued)

        Significant categories of cash flows of discontinued operations for the years indicated are as follows (in thousands):

	Years ended December 31,
	2016	2015
Net cash used in operating activities	$(15,539)	$(26,076)

Net cash provided by investing activities	$82	$186

Net cash provided by financing activities	$15,664	$16,039

Note 18. Subsequent Events

Line of Credit Agreement

        The Line of Credit Agreement was amended on January 20, 2017, that amended the maturity date to December 31, 2018 and allows for aggregate revolver borrowings up to $55,000 including letters of credit up to $15,000 through December 31, 2018.

Distribution to Parent

        Subsequent to December 31, 2016, the Company declared a dividend to IEA Parent in the amount of $24,865 in order to effectively redeem the Preferred Units held by Oaktree, which included accrued interest from January 1, 2017 through October 23, 2017 of $1,578.

Contribution of IMS to IEA Services

        On May 24, 2017, IEA Services and IEA Parent entered into a Contribution Agreement in which IEA Parent contributed 100% of the issued and outstanding capital stock of IMS to IEA Services. As a result of which IMS became wholly-owned subsidiary of IEA Services.

Entry into a Material Definitive Agreement

        On November 3, 2017, IEA Parent entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among M III Acquisition Corp. ("M III"), IEA Energy Services LLC, Wind Merger Sub I, Inc., a wholly-owned subsidiary of M III ("Merger Sub I"), Wind Merger Sub II, LLC, a wholly-owned subsidiary of M III ("Merger Sub II"), Oaktree Power Opportunities Fund III Delaware, L.P. ("Oaktree"), solely in its capacity as the seller's representative and, M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP (together, the "Sponsors"), solely with respect to certain to certain provisions.

        Pursuant to the Merger Agreement, a business combination between the IEA Services and M III will be effected through two consecutive mergers—Merger Sub I will merge with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, this surviving entity will merge with and into Merger Sub II with Merger Sub II surviving such merger as a wholly-owned subsidiary of M III (together, the "Mergers"). Upon the consummation of the Mergers, subject to adjustments in accordance with the Merger Agreement, IEA Parent will receive approximately $100,000,000 in cash, 10,000,000 shares of common stock of M III, par value $0.0001 per share ("Common Shares"), and an

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 18. Subsequent Events (Continued)

initial stated value of $35,000,000 in preferred stock of the combined company, par value $0.0001 per share. At the closing of the transaction, IEA Parent will hold approximately 34% of the issued and outstanding Common Shares and the existing shareholders of M III will hold approximately 66% of the issued and outstanding Common Shares. IEA Parent will also receive "earnout shares" if certain EBITDA thresholds specified in the Merger Agreement are met in either or both of fiscal years 2018 and 2019, with a total of 9,000,000 Common Shares being earnable for both such years in the aggregate.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands)

(unaudited)

December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$—
Accounts receivable, net of allowances of $11,812	124,800
Costs and estimated earnings in excess of billings on uncompleted contracts	32,787
Prepaid expenses and other current assets	1,571
Income tax receivable	10,244
Deferred income taxes	324

Total current assets	169,726
Property, plant and equipment, net of accumulated depreciation of $12,612	18,603
Goodwill	3,020
Intangibles, net of accumulated amortization of $1,701	429
Company-owned life insurance	1,897
Other assets	962

Total assets	$194,637

Liabilities and Member's Deficit
Current liabilities:
Accounts payable and accrued liabilities	$159,027
Billings in excess of costs and estimated earnings on uncompleted contracts	33,752
Provisions for losses on uncompleted contracts	6,792

Total current liabilities	199,571
Line of credit	39,405
Deferred compensation	3,644
Deferred income tax liabilities (long term)	324

Total liabilities	242,944

Commitments and contingencies
Member's deficit:
Member's deficit	(47,706)
Accumulated other comprehensive loss	(601)

Total member's deficit	(48,307)

Total liabilities and member's deficit	$194,637

See accompanying notes to unaudited consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands)

(unaudited)

Year ended December 31, 2014
Revenue	$286,254
Cost of revenue	268,559

Gross profit	17,695
Selling, general and administrative expenses	31,377
Restructuring expenses	1,661

Loss from operations	(15,343)
Other expense:
Interest expense, net	(355)
Other expenses	(373)

Loss before benefit for income taxes	(16,071)
Benefit for income taxes	5,866

Net loss from continuing operations	(10,205)
Discontinued operations:
Net loss from discontinued operations	(76,636)

Net loss	$(86,841)
Other comprehensive income
Foreign currency translation adjustment	1,226

Total comprehensive loss	$(85,615)

See accompanying notes to unaudited consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN MEMBER'S EQUITY (DEFICIT)

(in thousands)

(unaudited)

	Member's equity (deficit)	Accumulated other comprehensive loss	Total
Balance, January 1, 2014	$38,989	$(1,827)	$37,162
Net loss	(86,841)	—	(86,841)
Change in foreign currency translation	—	1,226	1,226
Profit unit compensation expense	146	—	146

Balance, December 31, 2014	$(47,706)	$(601)	$(48,307)

See accompanying notes to unaudited consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

Year ended December 31, 2014
Cash flows from operating activities:
Net loss	$(86,841)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	4,602
Amortization of intangible assets	218
Provision for loss on uncompleted contracts	4,718
Profit unit compensation expense	146
Gain on sale of equipment	(373)
Deferred compensation	216
Deferred income taxes	203
Allowance for doubtful accounts	11,568
Change in operating assets and liabilities:
Accounts receivable	(52,214)
Costs and estimated earnings in excess of billings on uncompleted contracts	(14,240)
Prepaid expenses and other assets	(10,519)
Accounts payable and accrued liabilities	91,959
Billings in excess of costs and estimated earnings on uncompleted contracts	(5,371)

Net cash used in operating activities	(55,928)

Cash flows from investing activities:
Company-owned life insurance	(147)
Purchases of property, plant and equipment	(4,064)
Proceeds from sale of property and equipment	3,211

Net cash used in investing activities	(1,000)

Cash flows from financing activities:
Net borrowings under line of credit	39,405

Net cash provided by financing activities	39,405

Effect of currency translation on cash	(275)
Net change in cash and cash equivalents	(17,798)
Cash and cash equivalents, beginning of year	17,798

Cash and cash equivalents, end of year	$—

Supplemental disclosure of cash and non-cash transactions:
Cash paid for interest	$766

See accompanying notes to unaudited consolidated financial statements

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization and Nature of Operation

        IEA Energy Services, LLC ("IEA Services") is a Delaware limited liability company, formed on August 3, 2011, (together with its wholly-owned subsidiaries, the "Company") and is a wholly-owned subsidiary of Infrastructure and Energy Alternatives, LLC ("IEA Parent"). The Company specializes in providing complete engineering, procurement and construction ("EPC") services throughout the U.S. for the renewable energy, traditional power and civil infrastructure industries. The services are performed under fixed-price and time-and-materials contracts.

Note 2. Summary of Significant Accounting Policies

Principles of Consolidation

        The accompanying consolidated financial statements include the accounts of IEA Energy Services, LLC and its wholly-owned domestic and foreign subsidiaries: IEA Management Services, Inc. ("IMS"), IEA Renewable, Inc. ("Renewable"), White Construction, Inc. ("White"), and IEA Equipment Management, Inc. ("IEM"), and White's wholly-owned subsidiary H.B. White Canada Corp. ("H.B. White"). The capital structure of IEA Services consists of one class of common units fully owned by IEA Parent.

        On May 24, 2017, IEA Services and IEA Parent entered into a Contribution Agreement in which IEA Parent contributed 100% of the issued and outstanding capital stock of IMS to IEA Services. As a result of which IMS became a wholly-owned subsidiary of IEA Services. The contribution is considered a business combination of companies under common control. Furthermore, the Company is presenting its financial statements as though the assets and liabilities had been transferred at the beginning of the period. All inter-company transactions and balances have been eliminated in consolidation. The Company has no involvement with variable interest entities.

Basis of Accounting and Use of Estimates

        The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the consolidated financial statements and the accompanying notes. Key estimates include: the recognition of revenue and project profit or loss (which the Company defines as project revenue less project costs of revenue), in particular, on construction contracts accounted for under the percentage-of-completion method, for which the recorded amounts require estimates of costs to complete projects, ultimate project profit and the amount of probable contract price adjustments as inputs; allowances for doubtful accounts; estimated fair values of intangible assets; accrued self-insured claims; share-based compensation; other reserves and accruals; accounting for income taxes; and the estimated impact of contingencies and ongoing litigation. While management believes that such estimates are reasonable when considered in conjunction with the Company's consolidated financial position and results of operations taken, actual results could differ materially from those estimates.

Foreign Currency Translation

        The Company's reporting currency is the U.S. dollar. Operations outside the United States are generally measured using the local currency as the functional currency. H.B. White's functional currency is the Canadian dollar and the financial statements have been translated from the Canadian

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

dollar to U.S. dollars based on the current translation rates in effect during the period or at end-of-period exchange rates; income and expenses are translated using the average exchange rates for the reporting period. Resulting cumulative translation adjustments are recorded as a component of member's equity (deficit) in the Consolidated Balance Sheet in accumulated other comprehensive loss.

Cash and Cash Equivalents

        The Company considers all unrestricted, highly liquid investments with maturity of three months or less when purchased to be cash and cash equivalents. The Company maintains cash balances, which, at times, may exceed the amounts insured by the Federal Deposit Insurance Corporation.

Accounts Receivable and Allowance for Doubtful Accounts

        The Company does not accrue interest to its customers and carries its customer receivables at their face amounts, less an allowance for doubtful accounts. Accounts receivable include amounts billed to customers under the terms and provisions of the contracts. Most billings are determined based on contractual terms. Included in accounts receivable are balances billed to customers pursuant to retainage provisions in certain contracts that are due upon completion of the contract and acceptance by the customer, or earlier as provided by the contract. As is common practice in the industry, the Company classifies all accounts receivable, including retainage, as current assets. The contracting cycle for certain long-term contracts may extend beyond one year, and accordingly, collection of retainage on those contracts may extend beyond one year. Accounts receivable include amounts billed to customers under retention provisions in construction contracts. Such provisions are standard in the Company's industry and usually allow for a small portion of progress billings or the contract price, typically 10%, to be withheld by the customer until after the Company has completed work on the project. Based on the Company's experience with similar contracts in recent years, billings for such retention balances at each balance sheet date are finalized and collected after project completion. Generally, unbilled amounts will be billed and collected within one year. The Company determined that there are no material amounts due past one year and no material amounts billed but not collected within one year, with the exception of the settlement with Northland Power, Inc. discussed in Note 11.

        The Company grants trade credit, on a non-collateralized basis, to its customers and is subject to potential credit risk related to changes in business and overall economic activity. The Company analyzes specific accounts receivable balances, historical bad debts, customer credit-worthiness, current economic trends and changes in customer payment terms when evaluating the adequacy of the allowance for doubtful accounts. In the event that a customer balance is deemed to be uncollectible, the account balance is written-off against the allowance for doubtful accounts.

Revenue Recognition

        Revenue under construction contracts are accounted for under the percentage-of-completion method of accounting and time and materials basis. Under the percentage-of-completion method, the Company estimates profit as the difference between total estimated revenue and total estimated cost of a contract and recognizes that profit over the contract term based on costs incurred. Contract costs include all direct materials, labor and subcontracted costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and the operational costs of capital equipment.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

        The estimation process for revenue recognized under the percentage-of-completion method is based on the professional knowledge and experience of the Company's project managers, engineers and financial professionals. Management reviews estimates of contract revenue and costs on an ongoing basis. Changes in job performance, job conditions and management's assessment of expected contract settlements are factors that influence estimates of total contract value and total costs to complete those contracts and, therefore, the Company's profit recognition. Changes in these factors may result in revisions to costs and income, and their effects are recognized in the period in which the revisions are determined, which could materially affect the Company's results of operations in the period in which such changes are recognized.

        Revenue derived from projects billed on a fixed-price basis totaled 98.4% of consolidated revenue from continuing operations for the year ended December 31, 2014; and 90.7% of consolidated revenue from discontinued operations for the year ended December 31, 2014. Revenue and related costs for construction contracts billed on a time and materials basis are recognized as the services are rendered. Revenue derived from projects billed on a time and materials basis totaled 1.6% of consolidated revenue from continuing operations for the year ended December 31, 2014 and 9.3% of consolidated revenue from discontinued operations for the year ended December 31, 2014.

        Provisions for losses on uncompleted contracts are made in the period in which such losses are determined to be probable and the amount can be reasonably estimated. The Company may incur costs subject to change orders, whether approved or unapproved by the customer, and/or claims related to certain contracts. Management determines the probability that such costs will be recovered based upon engineering studies and legal opinions, past practices with the customer, specific discussions, correspondence or preliminary negotiations with the customer. The Company treats such costs as a cost of contract performance in the period incurred if it is not probable that the costs will be recovered, and/or recognizes revenue up to the amount of the related cost if it is probable that the contract price will be adjusted and can be reliably estimated.

        Changes in job performance, job conditions, estimated profitability, and final contract settlements that result in revisions to costs and income are recognized in the accounting period when these matters are known. Claims for additional contract revenue are recognized when realization of the claim is assured, and the amount can reasonably be determined. When realization is probable, but the amount cannot be reasonably determined, revenue is recognized to the extent of cost incurred.

Classification of Construction Contract-Related Assets and Liabilities

        Contract costs include all direct subcontract, material, and labor costs, and those indirect costs related to contract performance, such as indirect labor, supplies, tools, insurance, repairs, maintenance, communications, and use of Company-owned equipment. Contract revenues are earned and matched with related costs as incurred.

        Costs and estimated earnings in excess of billings on uncompleted contracts are presented as a current asset in the accompanying consolidated balance sheets, and billings in excess of costs and estimated earnings on uncompleted contracts are presented as a current liability in the accompanying consolidated balance sheets. The Company's contracts vary in duration, with the duration of some larger contracts exceeding one year. Consistent with industry practices, the Company includes the amounts realizable and payable under contracts, which may extend beyond one year, in current assets and current liabilities. These balances are generally settled within one year.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

Self-Insurance

        The Company is self-insured up to the amount of its deductible for its medical and workers' compensation insurance policies. The Company maintains insurance policies subject to per claim deductibles of $250 for its workers' compensation policy. Liabilities under these insurance programs are accrued based upon management's estimates of the ultimate liability for claims reported and an estimate of claims incurred but not reported with assistance from third-party actuaries. The Company's self-insured health insurance program covers non-union employees for the first $75 per employee per year for medical and drug expenses. The Company has an insurance policy to cover cumulative costs over $3,200. The Company's liability for employee group medical claims is based on analysis of historical claims experience and specific knowledge of actual losses that have occurred. The Company is also required to post letters of credit and provide cash collateral to certain of its insurance carriers and to obtain surety bonds in certain states. Cash collateral deposited with insurance carriers is included in accounts payable and accrued liabilities in the Consolidated Balance Sheet.

        The Company's self-insurance liability is reflected in the Consolidated Balance Sheet within accounts payable and accrued liabilities. The determination of such claims and expenses and the appropriateness of the related liability is reviewed and updated quarterly, however, these insurance liabilities are difficult to assess and estimate due to unknown factors, including the severity of an injury, the determination of the Company's liability in proportion to other parties and the number of incidents not reported. Accruals are based upon known facts and historical trends. Although management believes its accruals are adequate, a change in experience or actuarial assumptions could materially affect the Company's results of operations in a particular period.

Company-Owned Life Insurance

        The Company has life insurance policies on certain key executives. Company-owned life insurance is recorded at its cash surrender value or the amount that can be realized.

Leases

        The Company leases certain real estate, construction equipment and office equipment. Real estate is generally leased for terms up to ten years in duration. The terms and conditions of leases (such as renewal or purchase options and escalation clauses), if material, are reviewed at inception to determine the classification (operating or capital) of the lease. Nonperformance-related default covenants, cross-default provisions, subjective default provisions and material adverse change clauses contained in material lease agreements, if any, are also evaluated to determine whether those clauses affect lease classification in accordance with Accounting Standards Codification ("ASC") Topic 840-10-25.

Long-Lived Assets

        The Company's long-lived assets consist primarily of property, plant and equipment and finite-lived intangible assets. Property and equipment are recorded at cost, or if acquired in a business combination, at the acquisition date fair value. Depreciation and amortization of long-lived assets is computed using the straight-line method over the estimated useful lives of the respective assets. Leasehold improvements are depreciated over the shorter of the term of the lease or the estimated useful lives of the improvements. Property and equipment under capital leases are depreciated over their estimated useful lives. Expenditures for repairs and maintenance are charged to expense as

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

incurred. Expenditures for betterments and major improvements are capitalized and depreciated over the remaining useful lives of the assets. The carrying amounts of assets sold or retired and the related accumulated depreciation are eliminated in the year of disposal, with resulting gains or losses included in other income or expense. When the Company identifies assets to be sold, those assets are valued based on their estimated fair value less costs to sell, classified as held-for-sale and depreciation is no longer recorded. Estimated losses on disposal are included within other expense. Acquired intangible assets that have finite lives are amortized over their useful lives, which are generally based on contractual or legal rights. Finite-lived intangible assets are amortized in a manner consistent with the pattern in which the related benefits are expected to be consumed.

        The assets' estimated lives used in computing depreciation for property, plant and equipment are as follows:

Buildings and leasehold improvements	2 to 39 years
Construction equipment	3 to 15 years
Furniture, fixtures and equipment	3 to 7 years
Vehicles	3 to 5 years

        Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared with the asset's carrying amount to determine if there has been an impairment, which is calculated as the difference between the fair value of an asset and its carrying value. Estimates of future undiscounted cash flows are based on expected growth rates for the business, anticipated future economic conditions and estimates of residual values. Fair values take into consideration management's estimates of risk-adjusted discount rates, which are believed to be consistent with assumptions that marketplace participants would use in their estimates of fair value. As of December 31, 2014, Management believes that no impairment existed.

Goodwill

        Goodwill represents the excess purchase price paid over the fair value of acquired intangible and tangible assets. The Company applies the provisions of ASC Topic 350, Intangibles—Goodwill and Other (ASC 350). Accordingly, goodwill is not amortized but rather is assessed at least annually for impairment, and tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. The Company may assess its goodwill for impairment initially using a qualitative approach ("step zero") to determine whether conditions exist to indicate that it is more likely than not that the fair value of a reporting unit is less than its carrying value. If management concludes, based on its assessment of relevant events, facts and circumstances, that it is more likely than not that a reporting unit's carrying value is greater than its fair value, then a quantitative analysis will be performed to determine if there is any impairment. The Company may also elect to initially perform a quantitative analysis instead of starting with step zero. The quantitative assessment for goodwill is a two-step process. "Step one" requires comparing the carrying value of a reporting unit, including goodwill, to its fair value using the income approach. The income approach uses a discounted cash flow model, which involves significant estimates and assumptions, including preparation of revenue and profitability growth forecasts, selection of a discount rate, and selection of a terminal year multiple. If the fair value of the respective reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and no further testing is required. If the carrying amount of a reporting unit exceeds its

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

fair value, the second step of the goodwill impairment test is to measure the amount of impairment loss, if any. "Step two" compares the implied fair value of goodwill to the carrying amount of goodwill. The implied fair value of goodwill is determined by a hypothetical purchase price allocation using the reporting unit's fair value as the purchase price. If the carrying amount of goodwill exceeds the implied fair value, an impairment charge is recorded to write down goodwill to its implied fair value and is recorded as a selling, general and administrative expense within the Company's Consolidated Statement of Operations and Comprehensive Loss. There was no change in goodwill during the year ended December 31, 2014.

Equity Appreciation Plan

        IEA Parent has an equity appreciation plan which grants profit units of IEA Parent to certain key employees and members of the board of directors of the Company (the "Board") for their services on the Board. The Company recognizes compensation expense for its profit units in accordance with the provisions of ASC 718, Stock Compensation, which requires the recognition of expense related to the fair value of the profit units in the Company's Consolidated Statement of Operations and Comprehensive Loss.

        The Company estimates the grant date fair value of each profit unit at issuance. For profit units subject to service-based vesting conditions, the Company recognizes compensation expense equal to the grant date fair value on a straight-line basis over the requisite service period, which is generally the vesting term. Forfeitures are accounted for when incurred. For profit units subject to both performance and service-based vesting conditions, the Company recognizes stock-based compensation expense using the straight-line recognition method when it is probable that the performance condition will be achieved.

Income Taxes

        Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. Where applicable, the Company records a valuation allowance to reduce any deferred tax assets that it determines will not be realizable in the future.

        The Company is a limited liability company but elected to be taxed as a corporation and is subject to United States federal income tax, various state income taxes, Canadian federal taxes, and provincial taxes. The Company recognizes the benefit of an uncertain tax position that it has taken or expects to take on income tax returns it files if such tax position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. These tax benefits are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution.

Litigation and Contingencies

        Accruals for litigation and contingencies are reflected in the consolidated financial statements based on management's assessment, including advice of legal counsel, of the expected outcome of

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

litigation or other dispute resolution proceedings and/or the expected resolution of contingencies. Liabilities for estimated losses are accrued if the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated. Significant judgment is required in both the determination of probability of loss and the determination as to whether the amount is reasonably estimable. Accruals are based only on information available at the time of the assessment due to the uncertain nature of such matters. As additional information becomes available, management reassesses potential liabilities related to pending claims and litigation and may revise its previous estimates, which could materially affect the Company's results of operations in a given period.

Fair Value of Financial Instruments

        The Company applies ASC 820, Fair Value Measurement ("ASC 820"), which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company's principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity's own assumptions based on market data and the entity's judgments about the assumptions that market participants would use in pricing the asset or liability, and are to be developed based on the best information available in the circumstances.

        The Company's financial instruments include cash and cash equivalents, accounts receivable, deferred compensation plan assets and liabilities, accounts payable and other current liabilities, certain intangible assets and liabilities, and debt obligations.

        The valuation hierarchy is composed of three levels. The classification within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The levels within the valuation hierarchy are described below:

  Level 1—Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.

  Level 2—Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

  Level 3—Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.

        Fair values of financial instruments are estimated using public market prices, quotes from financial institutions and other available information. Due to their short-term maturity, the carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and other current liabilities approximate their fair values. Management believes that carrying values of deferred compensation plan liabilities of $3,644 and outstanding balances on its line of credit of $39,405 approximate their fair values as of December 31, 2014.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

Segments

        Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions on how to allocate resources and assess performance. The Company's chief operating decision makers are the chief executive officer and chief financial officer. The Company's operations are reported as a single segment in accordance with GAAP, as they are similar in nature in regard to services, types of customer, and regulatory environment.

Discontinued Operations

        The Company accounts for business dispositions, businesses held for sale and abandonments in accordance with ASC 205-20, Discontinued Operations ("ASC 205-20"). ASC 205-20 requires the results of operations of business dispositions to be segregated from continuing operations and reflected as discontinued operations in current and prior periods. See Note 17, Discontinued Operations for further information.

Interest Allocation

        Interest expense that is specifically identifiable to debt related to supporting Canadian operations qualifies as discontinued operations, and is allocated to interest expense from discontinued operations in our consolidated financial statements. The Canadian solar operations of H.B. White were abandoned in 2016 (see Note 17, Discontinued Operations for further information). The amount of debt related to supporting Canadian operations is identified by determining the sum of (1) the lump sum cash transfers from the parent entity to H.B. White to fund working capital; and, (2) the Canadian expenses covered by the parent entity. The sum of these compared to the total amount of debt outstanding at the time is used to determine the percentage of total interest expense allocable to Canadian operations.

Restructuring Expense

        In connection with the abandonment of the Canadian solar operations of H.B. White, the Company incurred restructuring costs, which were recorded as restructuring expenses in the accompanying Consolidated Statement of Operations and Comprehensive Loss. The costs related to the restructuring expenses represent severance expense for employees who were terminated as a result of the abandonment of the Canadian solar operations of H.B. White.

Recent Accounting Standards

        The effective dates shown in the following pronouncements are private company effective dates, based on the Company's current status as a private company.

        In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date. The amendments in this update deferred the effective date for implementation of ASU 2014-09 by one year and is now effective for annual reporting periods beginning after December 15, 2018. Early application

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

is permitted only as of annual reporting periods beginning after December 15, 2016 including interim reporting periods within that period. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        From March through December 2016, the FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net), ASU 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, ASU 2016-11, Revenue Recognition (Topic 605) and Derivatives and Hedging (Topic 815): Rescission of SEC Guidance Because of Accounting Standards Updates 2014-09 and 2014-16 Pursuant to Staff Announcements at the March 3, 2016 EITF Meeting, ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606):Narrow-Scope Improvements and Practical Expedients and ASU No. 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers. These amendments are intended to improve and clarify the implementation guidance of Topic 606. The effective date and transition requirements for the amendments are the same as the effective date and transition requirements of ASU No. 2014-09 and ASU No. 2015-14.

        In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes. To simplify presentation in the balance sheet, the new guidance requires that all deferred tax assets and liabilities, along with any related valuation allowance, be classified as noncurrent. As a result, each jurisdiction within the reporting group will now only have one net noncurrent deferred tax asset or liability. The guidance does not change the existing requirement that only permits offsetting within a jurisdiction, and companies are still prohibited from offsetting deferred tax liabilities from one jurisdiction against deferred tax assets of another jurisdiction. The guidance may be applied either prospectively or retrospectively by reclassifying the comparative balance sheets. For entities, other than public business entities, the amendments are effective for fiscal years beginning after December 15, 2017, and interim periods within fiscal years beginning after December 15, 2018, with early adoption permitted. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) ("ASU 2016-02"), which is effective for annual reporting periods beginning after December 15, 2019. Under ASU 2016-02, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: 1) a lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis, and 2) a right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term. The guidance is effective for the annual period beginning after December 15, 2019. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, which simplifies several aspects of the accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures, and statutory tax withholding requirements, as well as classification of related amounts within the statement of cash flows. The amendments are effective for annual periods beginning after December 15, 2017, and interim periods within annual periods beginning after December 15, 2018. Early adoption is permitted for any interim or annual period. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 2. Summary of Significant Accounting Policies (Continued)

        In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other, Simplifying the Accounting for Goodwill Impairment. ASU 2017-04 removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. All other goodwill impairment guidance will remain largely unchanged. Entities will continue to have the option to perform a qualitative assessment to determine if a quantitative impairment test is necessary. This new guidance will be applied prospectively, and is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for any impairment tests performed after January 1, 2017. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        In January 2017, the FASB issued ASU 2017-01, Business Combinations: Clarifying the Definition of a Business, which amends the current definition of a business. Under ASU 2017-01, to be considered a business, an acquisition would have to include an input and a substantive process that together significantly contributes to the ability to create outputs. ASU 2017-01 further states that when substantially all of the fair value of gross assets acquired is concentrated in a single asset (or a group of similar assets), the assets acquired would not represent a business. The new guidance also narrows the definition of the term "outputs" to be consistent with how it is described in Topic 606, Revenue from Contracts with Customers. The changes to the definition of a business will likely result in more acquisitions being accounted for as asset acquisitions. The guidance is effective for the annual period beginning after December 15, 2018, with early adoption permitted. The Company is currently evaluating the impact of the new accounting standard and its impact on the consolidated financial statements.

        Management has evaluated other recently issued accounting pronouncements and does not believe that they will have a significant impact on the combined financial statements and related disclosures.

Note 3. Accounts Receivable, net of allowance

        The following table provides details of accounts receivable, net of allowance, as of the date indicated (in thousands):

December 31, 2014
Contract receivables	$106,736
Contract retainage	29,876

Accounts receivable, gross	136,612
Less: allowance for doubtful accounts	(11,812)

Accounts receivable, net	$124,800

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 3. Accounts Receivable, net of allowance (Continued)

        Activity in the allowance for doubtful accounts for the period indicated is as follows (in thousands):

Year ended December 31, 2014
Allowance for doubtful accounts at beginning of year	$244
Provision for allowances	11,634
Less: write-offs, net of recoveries	(66)

Allowance for doubtful accounts at end of year	$11,812

        See Note 11 for a description of the change in the provision for allowances for the year ended December 31, 2014.

Note 4. Contracts in Progress

        Contracts in progress were as follows (in thousands):

December 31, 2014
Costs on contracts in progress	$1,970,806
Estimated earnings on contracts in progress	105,830

2,076,636
Less: billings on contracts in progress	(2,084,393)

$(7,757)

        The above amounts have been included in the accompanying Consolidated Balance Sheet under the following captions (in thousands):

December 31, 2014
Costs and estimated earnings in excess of billings on uncompleted contracts	$32,787
Billings in excess of costs and earnings on uncompleted contracts	(33,752)

(965)
Less: provisions for losses on uncompleted contracts	(6,792)

$(7,757)

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 5. Property, Plant and Equipment, net

        Property, plant and equipment, net consisted of the following (in thousands):

December 31, 2014
Land	$250
Buildings and leasehold improvements	7,115
Construction equipment	21,553
Office equipment, furniture and fixtures	1,470
Leasehold improvements	271
Vehicles	556

31,215
Accumulated depreciation	(12,612)

Property, plant and equipment, net	$18,603

        Depreciation expense of property, plant and equipment for the year ended December 31, 2014 was $4,602 of which $693 is recorded as a component of discontinued operations.

Note 6. Goodwill and Intangible Assets

        Changes in goodwill during the year ended December 31, 2014 were as follows (in thousands):

Goodwill
January 1, 2014	$3,020
Acquisitions and other adjustments	—

December 31, 2014	$3,020

        Intangible assets consisted of the following at December 31, 2014 (in thousands):

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Remaining Weighted Average Amortization Period in Years
Intangible assets
Customer relationships	$1,220	$(1,220)	$—	—
Trade-name	820	(391)	429	3.58
Non-compete	90	(90)	—	—

	$2,130	$(1,701)	$429

        Amortization expense associated with intangible assets for the year ended December 31, 2014 totaled $218. Intangible asset amortization expense for the years subsequent to December 31, 2014 is expected to be approximately $120 in 2015, $120 in 2016, $120 in 2017, and $69 in 2018.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 7. Accounts Payable and Accrued Liabilities

        Accounts payable and accrued liabilities consisted of the following (in thousands):

December 31, 2014
Accounts payable—trade	$99,490
Accrued project costs	43,823
Accrued compensation and related expenses	4,698
Accrued insurance claims	1,352
Accrued fees to majority member of IEA Parent	1,746
Other accrued expenses	7,918

$159,027

Note 8. Debt

Line of Credit Agreement

        IEA Parent and the Company, collectively, are co-borrowers on a credit agreement with a bank, which includes an aggregate limit of borrowings on the line of credit plus aggregate undrawn amounts of all issued and outstanding letters of credit issued. The maturity date of the credit agreement is December 31, 2017. On May 30, 2014, the credit agreement was amended to increase the maximum aggregate availability for cash draws on the line from $20,000 to $55,000. Prior to that, $35,000 of the facility was reserved for letters of credit only. On September 15, 2014, the maximum aggregate availability was raised to $75,000. On November 4, 2014, the maximum aggregate availability was raised to $90,000. Subsequently, in 2015 availability was reduced to $75,000.

        The borrowings on the line of credit are subject to a borrowing base limit. The borrowing base related to the line of credit available as of December 31, 2014 was $55,000. The Company had outstanding borrowings of $39,405, and outstanding letters of credit of $19,886, as of December 31, 2014. Interest on outstanding borrowings under the lines of credit is based on the prime rate which was 3.25% as of December 31, 2014. Interest on the outstanding letters of credit is 2% per annum. The credit agreement also has an unused commitment fee of 0.35% per annum. Interest expense under this agreement for the year ended December 31, 2014 totaled $573.

        The credit agreement is fully guaranteed by Oaktree Power Opportunities Fund III, LP. and Oaktree Power Opportunities Fund III (Parallel), LP, the two funds that have majority ownership in IEA Parent, and is collateralized by substantially all of the assets of the Company. The Company was in compliance with all required financial covenants as of December 31, 2014.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 9. Concentrations

        The Company had the following approximate revenue and accounts receivable concentrations, net of allowances, for the year ended and as of December 31, 2014:

	Revenue %	Accounts Receivable %
Canadian Solar Solutions Inc.	23%	24%
SunEdison Canadian Construction, LP	17%	23%
Northland Power Inc.	12%	11%
Capital Dynamics Inc.	10%	*
EDP Renewables, North America LLC	16%	*

*
Amount less than 10%

Note 10. Equity Appreciation Plan

        Infrastructure and Energy Alternatives, LLC's Profits Interest Unit Incentive Plan (the "Plan") was created in 2011 and is designed to promote the long-term financial interests and growth by attracting and retaining officers, key employees, directors and other employees and consultants by aligning the participants interests by providing them with equity-based awards in the form of Profits Units (the "Units"). Profits Units means the Class A Profits Units, Class B Profits Units and any future class of profits units designated by the Board. The Profits Units issued are intended to benefit from appreciation in the fair value of the aggregate members' equity in IEA Parent over and above such respective Baseline Value. Profits Units issued at the same Baseline Value shall be treat as one subclass of Profits Units. Profits Units shall not be entitled to vote on any matter.

        The aggregate number of Profits Units that may be issued under the Plan shall not exceed 10% of the aggregate number of units and other equity interest of the IEA Parent. The issuance of Profits Units or the payment of cash in consideration of the cancellation or termination of a Profit Unit shall reduce the total number of Profit Units available under the Plan, as applicable. If the participant's employment terminates for any reason, then the unvested percentage of profits units as of the termination date shall be canceled and immediately be forfeited to the Company for no consideration payable to the participant. In addition, if the participant's employment terminated for cause, then the vested percentage of Profits Units as of the termination date shall be canceled and immediately be forfeited to the Company for no consideration payable to the participant.

        The Company recognizes compensation cost in its Consolidated Statements of Operations and Comprehensive Loss for Units granted by IEA Parent to its officers, key employees, or directors under the Plan. As Infrastructure and Energy Alternatives, LLC is the parent of the Company, and no substantive services are provided to IEA Parent by employees of the Company who received the Units, the Company accounts for these awards accordingly.

        The Company expenses Profits Units compensation over the requisite service period based on the estimated grant-date fair value of the awards. Profits Units compensation expense is recognized as a component of selling, general, and administrative expense. Share based awards with graded-vesting schedules are recognized on a straight-line basis over the requisite service period for each separately vesting portion of the award. The Company estimates the fair value of stock option grants using the Black-Scholes option pricing model, and the assumptions used in calculating the fair value of stock-

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 10. Equity Appreciation Plan (Continued)

based awards represent management's best estimates and involve inherent uncertainties and the application of management's judgment.

        The table below summarizes the Time and Performance Profit Units activities for the year ended December 31, 2014:

	Number of Units
				Performance Units			Weighted Average Contractual Term (months)
	Time Units					Weighted Average Exercise Price
	Class A	Class A-1	Class A-2	Class A	Total
Outstanding as of January 1, 2014	930,522	75,149	75,298	109,399	1,190,368	$2.20	13.32
Granted	—	—	25,000	—	25,000
Forfeited/Cancelled	81,735	—	—	37,724	119,459
Exercised	—	—	—	—	—

Outstanding as of December 31, 2014	848,787	75,149	100,298	71,675	1,095,909	2.53	9.56

Vested Profit Units at December 31, 2014	539,504	31,217	17,575	—	588,296	$1.79	8.49

        As of December 31, 2014, the Company had unrecognized compensation expense of $203.

        The Company utilized a Black-Scholes model to derive the fair value of the underlying Profit Units. The expected stock price volatility was based on guideline companies' lookback volatility over the expected term as of the valuation date. The risk-free rate of interest was derived by the U.S. Treasury rates interpolated over the expect term. The fair value of the Profit Units granted was calculated using the Black-Scholes model and the following assumptions:

Class A-2 As of June, 2014
Exercise price	$10.68
Risk-free rate of interest	1.14%
Term (years)	5.00
Expected unit price volatility	40.00%

Note 11. Commitments and Contingencies

Operating Leases

        The Company leases real estate, vehicles, office equipment, and certain construction equipment from unrelated parties under non-cancelable leases. Lease terms range from month-to-month to terms

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Commitments and Contingencies (Continued)

expiring through 2019. The table below shows the future minimum lease commitments under non-cancelable operating leases (in thousands):

Years ending December 31,	Operating Leases
2015	$811
2016	403
2017	138
2018	124
2019	96

$1,572

        Rent expense relating to these agreements totaled approximately $757 for the year ended December 31, 2014.

Legal Proceedings

NPI Litigation/CCAA Resolution

        H.B. White had three contracts for construction of alternative energy projects with Northland Power, Inc. and certain affiliates ("NPI"). H.B. White and NPI had ongoing disputes on one project and, in December 2014, NPI provided notice that it had terminated the contract. H.B. White disputed this termination. H.B. White and NPI engaged in management discussions under the dispute resolution provision of the contract and these discussions were not successful.

        NPI alleged damages in excess of CAD $80,000. H.B. White filed claims in excess of CAD $32,000 and placed a lien on the project. Accounts receivable related to the approved billings under the contracts in dispute of CAD $12,000 have been fully provisioned for as uncollectible at December 31, 2014. Additionally, H.B. White has retainage receivable outstanding for collection of CAD $8,000 for invoices already paid by NPI related to the projects. Management believed that retainage amounts were due to H.B. White under Canadian statutory law and did not provision for the amounts as uncollectible at December 31, 2014. In addition, H.B. White had CAD $34,000 of accounts payable outstanding to vendors related to NPI projects.

        On July 6, 2016, H.B. White entered into agreements with NPI to settle all disputes and claims between H.B. White and NPI. In conjunction with the settlement, H.B. White obtained court protection under the Companies' Creditors Arrangement Act (the "CCAA"), which was approved by court order on November 22, 2016 (See Note 18). Pursuant to the CCAA, IEA or White shall pay NPI, or its designee cash in the aggregate amount of CAD $1,500,000 provided that the closing date of a material transaction is on or before December 31, 2017. If the closing date occurs after December 31, 2017 but on or before December 31, 2018, IEA or White shall pay to NPI CAD $1,000,000. A material transaction is defined as a change in control or a public offering of equity securities.

        In addition to the foregoing, in the ordinary course of business, the Company is involved in ordinary, routine legal proceedings. The Company believes the ultimate resolution of such matters will not have a material adverse effect on the results of operations, cash flows or the financial position of the Company.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 11. Commitments and Contingencies (Continued)

Deferred Compensation

        The Company has two deferred compensation plans. The first plan is a supplemental executive retirement plan established in 1993 that covers four specific employees or former employees, whose deferred compensation was determined by the number of service years. Payment of the benefits is to be made for 20 years after employment ends. The two former employees are currently receiving benefits, two participants are still employees of the company. The present value of the liability is estimated using the early retirement method. Of the two current employees, one has reached the full benefit level, the other will reach full benefit in 2018. Annual payments under this plan for 2015 will be $93. Maximum aggregate payments per year if all participants were retired would be $247.

        The Company offers a non-qualified deferred compensation plan which is made up of an executive excess plan and an incentive bonus plan. This plan was designed and implemented to enhance employee savings and retirement accumulation on a tax-advantaged basis, beyond the limits of traditional qualified retirement plans. This plan allows employees to: (1) defer annual compensation from multiple sources; (2) create wealth through tax-deferred investments; (3) save and invest on a pretax basis to meet accumulation and retirement planning needs; (4) utilize a diverse choice of investment options to maximize returns. The Executive Excess Plan is for employees in the salary grade 15 or higher and awards typically vest over 3 years but can vary. Awards are expensed as vested. The Incentive Bonus Plan includes Project Management Incentive Payments ("PMIP") and incentive payments for those in salary grade 14 or lower. Some employees can be in both of these plans. PMIP payments are expensed when awarded as they were earned through the course of the performance of the project they are related to. Other payments are expensed when vested as they are considered to be earned by retention. Unrecognized compensation expense for the non-qualified deferred compensation plan at December 31, 2014, is $343.

        As of December 31, 2014, the Company has a long-term liability of $3,644, for deferred compensation to certain current and former employees.

Letters of Credit

        In the ordinary course of business, the Company is required to post letters of credit in support of performance under certain contracts. Such letters of credit are generally issued by a bank or similar financial institution. The letter of credit commits the issuer to pay specified amounts to the holder of the letter of credit under certain conditions. If this were to occur, the Company would be required to reimburse the issuer of the letter of credit, which, depending upon the circumstances, could result in a charge to earnings. As of December 31, 2014, the Company is contingently liable under letters of credit issued under the Company Line of Credit Agreement in the amount of $19,886, related to projects.

Note 12. Income Taxes

        The Company is a limited liability company but elected to be taxed as a corporation and is subject to United States federal income tax, various state income taxes, Canadian federal taxes, and provincial taxes. The Company files a consolidated tax return that includes Renewable, White, IEM and H.B. White. IMS is a wholly-owned subsidiary of IEA Parent, for tax purposes as of December 31, 2014, and is taxed as a separate corporation and subject to United States federal and state income taxes.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 12. Income Taxes (Continued)

        H.B. White is a wholly owned subsidiary of White and is considered a Foreign-Branch Operation under the U.S. federal income tax system. H.B. White's income and losses are taxable in Canada and in the Unites States based on U.S. federal income tax law. Under U.S. federal tax law, Canadian taxes imposed on the branch are considered foreign taxes of the Company, which may be deducted as a business expense or may be claimed as direct, creditable foreign taxes of a U.S. corporation. As such, there are no unremitted foreign earnings in the group.

        The loss before income taxes and the related tax provision benefit are as follows (in thousands):

Year ended December 31, 2014
Loss before income taxes
U.S. operations	$(17,792)
Non-U.S. operations	(78,265)

Total loss before income taxes	(96,057)

Current benefit
Federal	(8,774)
State	(645)

Total current tax benefit	(9,419)
Deferred provision
Federal	165
State	38

Total deferred tax provision	203

Total benefit for income taxes	$(9,216)

        As disclosed in Note 17, the current provision includes a portion included in discontinued operations for the year ended December 31, 2014.

        A reconciliation of the statutory federal income tax rate to the Company's effective tax rate is as follows:

December 31, 2014
Federal tax at statutory rate	34.00%
State and local income taxes, net of federal benefit	2.50%
Permanent items	–0.08%
Change in valuation allowance	–27.37%
Other	0.54%

Effective tax rate	9.59%

        Deferred taxes reflect the tax effects of the differences between the amounts recorded as assets and liabilities for financial statement purposes and the comparable amounts recorded for income tax

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 12. Income Taxes (Continued)

purposes. Significant components of the deferred tax assets (liabilities) at December 31, 2014 are as follows (in thousands):

December 31, 2014
Deferred tax assets:
Provision for losses on uncompleted contracts	$2,758
Allowance for doubtful accounts	4,357
Accrued liabilities and deferred compensation	1,723
Alternative minimum tax credit carry forwards	725
Net operating loss carry forwards	14,726
Tax deductible goodwill and transaction costs	611
Less: valuation allowance	(23,016)

Total deferred tax assets	1,884
Deferred tax liabilities:
Property, plant and equipment	(1,473)
Intangibles	(275)
Other	(136)

Total deferred tax liabilities	(1,884)

Net deferred tax liability	$—

        Deferred income taxes are classified on the balance sheets as follows at December 31 (in thousands):

December 31, 2014
Deferred tax assets—current	$324
Deferred tax assets (liability)—noncurrent	(324)

Net deferred tax asset (liability)	$—

        The Company assesses the realizability of the deferred tax assets at each balance sheet date based on actual and forecasted operating results in order to determine the proper amount, if any, required for a valuation allowance. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax-planning strategies in making this assessment. As of December 31, 2014, the Company had recognized a full valuation allowance against net deferred tax assets.

        As of December 31, 2014, the Company has a federal net operating loss carryover of $40,077 and net operating loss carryovers in certain state tax jurisdictions of approximately $19,429, which will begin to expire in 2034 and 2024, respectively and may be applied against future taxable income.

        The Company files income tax returns in U.S. federal, state and certain international jurisdictions. For federal and certain state income tax purposes, the Company's 2011 through 2013 tax years remain

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 12. Income Taxes (Continued)

open for examination by the tax authorities under the normal statute of limitations. For certain international income tax purposes, the Company's 2010 through 2013 tax years remain open for examination by the tax authorities under the normal statute of limitations. Subsequent to December 31, 2014, federal tax audits were conducted for years through 2013.

        The company classifies interest expense and penalties related to unrecognized tax benefits as components of the tax provision for income taxes. Interest and penalties recognized in the consolidated income statement for the year December 31, 2014 are $0. As of December 31, 2014, the Company has recorded accrued interest and penalties of $0.

Note 13. Self-Insurance

        The Company is insured for workers' compensation and group health claims. As of December 31, 2014, the gross amount accrued for medical insurance claims and workers' compensation totaled $341 and $1,011, respectively. For the year ended December 31, 2014, health care expense and workers' compensation claim expense totaled approximately $1,491 and $1,871 respectively.

Note 14. Employee Benefit Plans

        The Company participates in numerous multi-employer pension plans ("MEPPs") that provide retirement benefits to certain union employees in accordance with various collective bargaining agreements ("CBAs"). As of December 31, 2014, 35% of the Company's employees are members of collective bargaining units. As one of many participating employers in these MEPPs, the Company is responsible, with the other participating employers, for any plan underfunding. Contributions to a particular MEPP are established by the applicable collective bargaining agreements; however, required contributions may increase based on the funded status of an MEPP and legal requirements of the Pension Protection Act of 2006, which requires substantially underfunded MEPPs to implement a funding improvement plan ("FIP") or a rehabilitation plan ("RP") to improve their funded status. Factors that could impact funded status of an MEPP include investment performance, changes in the participant demographics, decline in the number of contributing employers, changes in actuarial assumptions, and the utilization of extended amortization provisions. If a contributing employer stops contributing to a MEPP, the unfunded obligations of the MEPP may be borne by the remaining contributing employers. Assets contributed to an individual MEPP are pooled with contributions made by other contributing employers; the pooled assets will be used to provide benefits to the Company's employees and the employees of the other contributing employers.

        A FIP or RP requires a particular MEPP to adopt measures to correct its underfunding status. These measures may include, but are not limited to: (a) an increase in the contribution rate as a signatory to the applicable collective bargaining agreement, (b) a reallocation of the contributions already being made by participating employers for various benefits to individuals participating in the MEPP and/or (c) a reduction in the benefits to be paid to future and/or current retirees. In addition, the Pension Protection Act of 2006 requires that a 5% surcharge be levied on employer contributions for the first year commencing shortly after the date the employer receives notice that the MEPP is in critical status and a 10% surcharge on each succeeding year until a collective bargaining agreement is in place with terms and conditions consistent with the RP. The zone status included in the table below is based on information that that Company received from the plan and is certified by the plan's actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 14. Employee Benefit Plans (Continued)

yellow zone are more than 65% funded and less than 80% funded, and plans in the green zone are at least 80% funded.

        The Company could also be obligated to make payments to MEPPs if the Company either ceases to have an obligation to contribute to the MEPP or significantly reduces its contributions to the MEPP because of a reduction in the number of employees who are covered by the relevant MEPP for various reasons. Due to uncertainty regarding future factors that could trigger withdrawal liability, as well as the absence of specific information regarding the MEPP's current financial situation, the Company is unable to determine (a) the amount and timing of any future withdrawal liability, if any, and (b) whether participation in these MEPPs could have a material adverse impact on the Company's financial condition, results of operations, or cash flow.

        The nature and diversity of the Company's business may result in volatility of the amount of contributions to a particular MEPP for any given period. That is because, in any given market, the Company could be working on a significant project and/or projects, which could result in an increase in its direct labor force and a corresponding increase in its contributions to the MEPP(s) dictated by the applicable collective bargaining agreement. When the particular project(s) finishes and is not replaced, the level of direct labor of contributions to a particular MEPP could also be affected by the terms of the collective bargaining agreement, which could require at a particular time, an increase in the contribution rate and/or surcharges.

        The following table lists all MEPPs to which Company considers individually significant in 2014 (in thousands). The Company considers individually significant to be any plan over 5% of its total contributions to all MEPP plans for that year. They represent 63% of total plan contributions and six of the 50 plans that the Company is obligated to contribute to. All of the amounts were less than 5% of the Total Plan contributions by employers. This information was obtained from the respective plans' Form 5500 for the most current available filing. These dates may not correspond with the Company's calendar year contributions. The above noted percentages of contributions are based upon disclosures contained in the plan's Form 5500 filing ("Forms"). Those Forms, among other things, disclose the names of individual participating employers whose annual contributions account for more than 5% of the aggregate annual amount contributed by all participating employers for a plan year.

Plan	Federal ID#	2014	FIP/RP Status	2014 Contribution	Surcharge Imposed	Plan Year	Expiration Date of CBA
Central Pension Fund of the IOE and Participating	36-6052390	Green	No	$956	No	January 2014	March 2015
Iron Workers DC of S Ohio & Vicinity	31-6127229	Yellow	Implemented	541	No	January 2013	May 2016
Iron Workers Local Union No 25 Pension Plan	38-6056780	Red	Implemented	379	No	April 2014	May 2019
California Ironworkers Field Pension Trust	95-6042866	Yellow	Implemented	350	No	May 2014	June 2017
Indiana Laborers Pension Fund	35-6027150	Red	Implemented	316	No	May 2014	March 2017
Construction Laborers Pension Trust for So Calif	43-6159056	Green	No	227	No	December 3013	July 2015
Other funds				1,608

				$4,377

        This zone status represents the most recent available information for the respective MEPP, which is 2013 for the 2014 year.

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 15. Related Parties

        Certain of the Company's debt facilities and other obligations under surety bonds and stand-by letters of credit are guaranteed by the majority member of IEA Parent. The Company pays a fee for those guarantees based on the total amount outstanding. The Company expensed $2,160 related to these fees during the year ended December 31, 2014, of which, $1,333 is included in discontinued operations on Consolidated Statement of Operations and Comprehensive Loss.

        As of December 31, 2014, the Company has a long-term liability of $3,644 for deferred compensation to certain current and former employees.

        The Company has life insurance policies on certain key executives. Company-Owned life insurance is recorded at its cash surrender value or the amount that can be realized. As of December 31, 2014, the Company has a long-term asset of $1,897. For the year ended December 31, 2014, the Company recognized an increase of $147 in the cash surrender value of the policies.

Note 16. Restructuring Expenses

        In connection with the abandonment of the Canadian solar operations of H.B. White, the Company incurred restructuring costs, which were recorded as restructuring expenses in the accompanying Consolidated Statement of Operations and Comprehensive Loss. The costs related to the restructuring expenses represented severance expense for employees who were terminated as a result of the abandonment of the Canadian solar operations of H.B. White. Additional disclosures regarding these discontinued operations and the related costs are provided in Note 17. Restructuring activity for the year ending December 31, 2014 was as follows:

	Employee Severance(A)	Total
Balance at January 1, 2014	$—	$—

2014 Restructuring charges	1,661	1,661
2014 Payments	(61)	(61)

Balance at December 31, 2014	$1,600	$1,600

(A)
Restructuring expense in fiscal year 2014 was $1,661, comprising severance expense related to employees who were terminated as a result of the abandonment of the solar operations of H.B. White. Payments of severance expense for fiscal 2014 totaled $61.

Note 17. Discontinued Operations

        The Company has experienced significant operating losses during 2014 and 2015 related to its operations in Canada, and negative cash flows from operations for the year ended December 31, 2014 and 2015. During 2016, the Company abandoned its operations in Canada, effectively completed all significant projects in Canada, and reduced or redeployed substantially all of its Canadian resources, facilities and equipment (refer to Legal Proceedings—NPI Litigation/CCAA Resolution section of Note 12 for further detail). Accordingly, the operating results of its operations in Canada for all years presented have been reclassified in the consolidated statement of operations as "Loss from discontinued operations". Management expects major classes of assets and liabilities attributable to discontinued operations will be settled through a normal wind down process. Interest expense that is

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 17. Discontinued Operations (Continued)

specifically identifiable to debt related to supporting Canadian operations qualifies as discontinued operations, and is allocated to interest expense from discontinued operations in the Company's consolidated financial statements. The amount of debt related to supporting Canadian operations is identified by determining the sum of (1) the lump sum cash transfers from the parent entity to H.B. White to fund working capital; and, (2) the Canadian expenses covered by the parent entity. The sum of these compared to the total amount of debt outstanding at the time is used to determine the percentage of total interest expense allocable to Canadian operations.

        The carrying amounts of major classes of assets and liabilities, operating results, and cash flows from the discontinued operations in Canada consist of the following (in thousands):

December 31, 2014
Assets of discontinued operations:
Accounts receivable, net	$79,712
Cost and estimated earnings in excess of billings on uncompleted contracts	17,653
Prepaid expenses and other current assets	350
Property, plant and equipment, net	3,050

Total assets of discontinued operations	$100,765

Liabilities of discontinued operations:
Accounts payable and accrued liabilities	$98,765
Billings in excess of cost and estimated earnings on uncompleted contracts	23,803
Provisions for losses on uncompleted contracts	6,792
Line of credit	39,405

Total liabilities of discontinued operations	$168,765

        Major classes of line items constituting the loss from discontinued operations for the periods indicated was as follows (in thousands):

Year ended December 31, 2014
Revenue	$344,854

Cost of earned revenue	417,842
Operating expenses	6,586
Interest and other expense, net	412
Income tax benefit	(3,350)

Net loss from discontinued operations	$(76,636)

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 17. Discontinued Operations (Continued)

        Significant categories of cash flows of discontinued operations for the years indicated are as follows (in thousands):

Year ended December 31, 2014
Net cash used in operating activities	$(45,773)

Net cash used in investing activities	$(2,946)

Net cash provided by financing activities	$44,752

Note 18. Subsequent Events

Line of Credit Agreement

        The Line of Credit Agreement was amended in September 2015. The September 2015 amendment allows for aggregate revolver borrowings up to $90,000 including letters of credit up to $15,000 through December 31, 2015. Beginning January 1, 2016, maximum availability on the line was reduced as follows: $75,000 from January 1, 2016 through March 31, 2016, $65,000 from April 1, 2016 through December 31, 2016 and $55,000 from January 1, 2017 through December 31, 2017. Furthermore, the Subordinated Debt was amended on January 20, 2017, that amended the maturity date to December 31, 2018 and allows for aggregate revolver borrowings up to $55,000 including letters of credit up to $15,000 through December 31, 2018.

Distribution to Parent

        During February 2015, IEA Parent and Company entered into a Second Lien Term Loan agreement ("Subordinated Debt") with the two funds that have majority ownership in IEA Parent, Oaktree Power Opportunities Fund III, LP. and Oaktree Power Opportunities Fund III (Parallel), LP. that provide for the ability to borrow up to $50,000. The Subordinated Debt had an original maturity date of June 30, 2016, which was subsequently extended to February 12, 2020. The Subordinated Debt accrued interest at a fixed rate of 8% per annum.

        On December 31, 2016, the outstanding principal and accrued interest of $23,287 of the Subordinated Debt was converted into 23,286,846.43 Preferred Units of IEA Parent and the Subordinated Debt agreement was terminated on December 31, 2016.

        Subsequent to December 31, 2016, the Company declared a dividend to IEA Parent in the amount of $24,865 in order to effectively redeem the Preferred Units held by Oaktree, which included accrued interest from January 1, 2017 through October 23, 2017 of $1,578.

NPI Litigation/CCAA Resolution

        On July 6, 2016, H.B. White entered into agreements with NPI to settle all disputes and claims between H.B. White and NPI. In conjunction with the settlement, H.B. White obtained court protection under the Companies' Creditors Arrangement Act (the "CCAA"), which was approved by court order on November 22, 2016. On February 22, 2017, the CCAA plan and process was successfully completed, and all of the claims filed in relation to the dispute and related liens on the projects were

IEA ENERGY SERVICES, LLC AND SUBSIDIARIES

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Note 18. Subsequent Events (Continued)

released. The matter is now resolved, and the total effect of the settlement resulted in a net gain to the Company of CAD $4,564.

Sterret Crane v. White and Zurich Insurance v. White.

        White is a defendant in a lawsuit filed in January 2016 by Sterret Crane for an incident that occurred in 2014 during construction of a wind farm. This case also led to a declaratory judgment action filed by Zurich, White's insurer. The Company accrued a liability for this litigation of $500 on its Consolidated Balance Sheet as of December 31, 2016. White's counsel does not believe White will be liable to Zurich in connection with the declaratory judgment action. Subsequent to December 31, 2016, on October 26, 2017, the trial of the liability suit concluded, resulting in a judgment against White, the liability has been estimated as $1,269 which includes costs, attorney fees, and pre-judgment interest. The Company has recorded a $500 liability for this judgment for the year ended December 31, 2016. An additional $769 liability has been recorded as of September 30, 2017.

Contribution of IMS to IEA Services

        On May 24, 2017, IEA Services and IEA Parent entered into a Contribution Agreement in which IEA Parent contributed 100% of the issued and outstanding capital stock of IMS to IEA Services. As a result of which IMS became wholly-owned subsidiary of IEA Services.

Entry into a Material Definitive Agreement

        On November 3, 2017, IEA Parent entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among M III Acquisition Corp. ("M III"), IEA Energy Services LLC ("IEA Services"), Wind Merger Sub I, Inc., a wholly-owned subsidiary of M III ("Merger Sub I"), Wind Merger Sub II, LLC, a wholly-owned subsidiary of M III ("Merger Sub II"), Oaktree Power Opportunities Fund III Delaware, L.P. ("Oaktree"), solely in its capacity as the seller's representative and, M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP (together, the "Sponsors", Solely with respect to certain provisions.).

        Pursuant to the Merger Agreement, a business combination between the IEA Services and M III will be effected through two consecutive mergers—Merger Sub I will merge with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, this surviving entity will merge with and into Merger Sub II with Merger Sub II surviving such merger as a wholly-owned subsidiary of M III (together, the "Mergers"). Upon the consummation of the Mergers, subject to adjustments in accordance with the Merger Agreement, IEA Parent will receive approximately $100,000,000 in cash, 10,000,000 shares of common stock of M III, par value $0.0001 per share ("Common Shares"), and an initial stated value of $35,000,000 in preferred stock of the combined company, par value $0.0001 per share. At the closing of the transaction, IEA Parent will hold approximately 34% of the issued and outstanding Common Shares and the existing shareholders of M III will hold approximately 66% of the issued and outstanding Common Shares. IEA Parent will also receive "earnout shares" if certain EBITDA thresholds specified in the Merger Agreement are met in either or both of fiscal years 2018 and 2019, with a total of 9,000,000 Common Shares being earnable for both such years in the aggregate.

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER
by and among
IEA ENERGY SERVICES LLC,
M III ACQUISITION CORP.,
WIND MERGER SUB I, INC.,
WIND MERGER SUB II, LLC,
INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC
OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.,
as the Seller's Representative,
and
solely for purposes of Section 10.3, and, to the extent related thereto, Article 12,
M III SPONSOR I LLC
and
M III SPONSOR I LP
DATED AS OF NOVEMBER 3, 2017

A-i

A-ii

A-iii

A-iv

EXHIBITS

Exhibit A	Form of Investor Rights Agreement
Exhibit B	A&R Buyer Charter
Exhibit C	Certificate of Designation
Exhibit D	Buyer A&R By-laws
Exhibit E	Form of Founder Shares Amendment
Exhibit F	Balance Sheet Rules
Exhibit G	Current Assets and Current Liabilities
Exhibit H	Specified Real Property Lease
Exhibit I	Buyer A&R Registration Rights Term Sheet

A-v

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November 3, 2017, by and among IEA Energy Services LLC, a Delaware limited liability company (the "Company"), M III Acquisition Corp., a Delaware corporation (the "Buyer"), Wind Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Buyer ("Merger Sub I"), Wind Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Buyer ("Merger Sub II LLC"), Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company (the "Seller"), Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership ("Oaktree"), solely in its capacity as the representative of the Seller (the "Seller's Representative"), and, solely for purposes of Section 10.3, and, to the extent related thereto, Article 12, M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP, a Delaware limited partnership (together, the "Sponsors").

RECITALS

        WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and the Delaware Limited Liability Company Act (the "DLLCA" and, together with the DGCL, "Delaware Law"), the Buyer, Merger Sub I, Merger Sub II LLC and the Company will enter into a business combination transaction pursuant to which Merger Sub I will merge with and into the Company (the "First Merger"), with the Company as the surviving entity (the "First Surviving LLC"), and then immediately after the First Merger and as a part of an integrated plan, the First Surviving LLC will merge with and into Merger Sub II LLC (the "Second Merger," and together with the First Merger, the "Mergers"), with Merger Sub II LLC as the surviving entity (the "Second Surviving LLC," and together with the First Surviving LLC, the "Surviving Company");

        WHEREAS, as of the date hereof, the Seller owns all of the issued and outstanding common units of the Company (collectively, the "Company Common Units"), which represent all of the issued and outstanding equity interests of the Company;

        WHEREAS, the Seller has determined that the First Merger is in the best interest of the Company, and has approved and adopted this Agreement, the First Merger and the other transactions contemplated by this Agreement;

        WHEREAS, the board of directors of the Buyer (a) has determined that the Mergers are in the best interests of the Buyer and has approved and adopted this Agreement, the Mergers and the other transactions contemplated by this Agreement and declared their advisability and (b) has resolved to recommend to the stockholders of the Buyer that they approve and adopt this Agreement, the Mergers and the other Transaction Proposals;

        WHEREAS, the board of directors of Merger Sub I (a) has determined that the First Merger is in the best interests of Merger Sub I and its sole stockholder and has approved and adopted this Agreement, the First Merger and the other transactions contemplated by this Agreement and declared their advisability and (b) has recommended that the Buyer, as the sole stockholder of Merger Sub I, approve and adopt this Agreement and the First Merger;

        WHEREAS, the Buyer, as the sole member of each of Merger Sub II LLC and the First Surviving LLC, has determined that the Second Merger is in the best interest of each of Merger Sub II LLC and the First Surviving LLC and has approved and adopted this Agreement, the Second Merger and the other transactions contemplated by this Agreement;

        WHEREAS, immediately following the execution and delivery of this Agreement, Merger Sub I shall deliver to the Company the Buyer's irrevocable written consent approving and adopting this

Agreement and the First Merger, in its capacity as sole stockholder of Merger Sub I, in accordance with the requirements of the DGCL;

        WHEREAS, the parties intend for the Mergers to constitute an integrated transaction that qualifies as a reorganization within the meaning of Section 368(a)(1)(A) of the Code;

        WHEREAS, following the consummation of the Mergers and the other transactions contemplated by this Agreement, the Seller will own Buyer Common Shares and Buyer Preferred Shares;

        WHEREAS, in connection with the consummation of the transactions contemplated by this Agreement, the Seller and the Buyer will enter into an investor rights agreement, substantially in the form of Exhibit A attached hereto (the "Investor Rights Agreement"), which sets forth certain rights and obligations of the Seller in its capacity as a stockholder of the Buyer;

        WHEREAS, in connection with the consummation of the transactions contemplated by this Agreement, the Buyer will (a) amend and restate the Buyer Charter, substantially in the form of Exhibit B attached hereto (the "Buyer A&R Charter"), (b) adopt a certificate of designation, substantially in the form of Exhibit C attached hereto, setting forth the rights, preferences, privileges and restrictions of the Buyer Preferred Shares (the "Certificate of Designation") and (c) amend and restate the by-laws of the Buyer substantially in the form of Exhibit D attached hereto (the "Buyer A&R By-laws");

        WHEREAS, in connection with obtaining approval from its stockholders of the transactions contemplated hereby, the Buyer is required to provide its stockholders with the opportunity to have their respective Buyer Common Shares redeemed for the consideration and on the terms and subject to the conditions set forth in the Buyer Organizational Documents (the "Buyer Stockholder Redemption");

        WHEREAS, as an inducement to the Seller's and the Company's willingness to enter into this Agreement, concurrently with the execution and delivery of this Agreement, each of the Sponsors has entered into voting and support agreements with the Company; and

        WHEREAS, as an inducement to the Seller's and the Company's willingness to enter into this Agreement, concurrently with the consummation of the transactions contemplated hereby, each holder of Founder Shares will enter into an amendment to the Founder Shares Amendment Agreement, substantially in the form of Exhibit E attached hereto (each, a "Founder Shares Amendment").

        NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

ARTICLE 1

DEFINITIONS

        1.1    Definitions.    The following terms, whenever used herein, shall have the following meanings for all purposes of this Agreement.

        "2017 Audited Financial Statements" means an audited balance sheet, statement of operations and statement of cash flows of Seller and its Subsidiaries as of and for the year ended December 31, 2017 prepared in accordance with U.S. GAAP and Regulation S-X and a signed report of Seller's independent auditor with respect thereto, which audit report shall refer to the standards of the PCAOB.

        "2018 EBITDA" means the Company EBITDA for the 2018 Fiscal Year.

        "2018 Fiscal Year" means the fiscal year of the Company ending on December 31, 2018.

        "2019 EBITDA" means the Company EBITDA for the 2019 Fiscal Year.

        "2019 Fiscal Year" means the fiscal year of the Company ending on December 31, 2019.

        "Accounting Methodology" means the accounting policies, principles, procedures, rules, practices, methodologies, categorizations, asset recognition bases, definitions, judgments and estimation techniques utilized in preparing the Audited Balance Sheet, applied on a consistent basis.

        "Accrued Taxes" means the amount, which shall not be below zero, of accrued and unpaid income Tax liabilities of the Company and the Company Subsidiaries for any Pre-Closing Tax Period, as finally determined in connection with the determination of Final Assumed Indebtedness pursuant to Section 3.6, calculated (i) in a manner consistent with the past practice of the Company and each Company Subsidiary (and, for the avoidance of doubt, taking into account any current income Tax assets accrued by the Company and the Company Subsidiaries (determined before taking into account the Transaction Tax Deductions)), (ii) as of the end of the Closing Date (as if the tax year of the Company and each Company Subsidiary ended on such date), (iii) taking into account the Transaction Tax Deductions and deducting the Transaction Tax Deductions in the Pre-Closing Tax Period and (iv) without regard to any action taken by the Buyer (or its Affiliates including the Company and each Company Subsidiary after the Closing) on or after the Closing. Accrued Taxes shall not take into account any RE Tax Amount or RE Tax Amount Liability, but shall take into account any Taxes of the Company or Company Subsidiaries attributable to the Pre-Signing Distributions.

        "Action" means any action, audit, inquiry, investigation, claim, charge, complaint, suit, demand, grievance, hearing, subpoena, arbitration, mediation or other proceeding, in each case by or before any Governmental Authority, whether civil, criminal, administrative or otherwise, in law or in equity.

        "Adjustment Time" means 11:59 p.m. (New York City time) on the date immediately preceding the Closing Date.

        "Affiliate" means with respect to a specified Person, any other Person (a) which, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, or (b) who is a director, officer, partner or principal of such specified Person or of any other Person which directly or indirectly controls, is controlled by, or is under common control with such specified Person.

        "Ancillary Agreements" means the Investor Rights Agreement, the Founder Shares Amendment and each other agreement, document, instrument or certificate explicitly contemplated by this Agreement or to be executed by any Person in connection with the consummation of the transactions contemplated by this Agreement.

        "Antitrust Laws" means the HSR Act, the Sherman Act, the Clayton Act, the Federal Trade Commission Act, and any other United States federal or state or foreign Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade and foreign investment laws.

        "Applicable EBITDA Thresholds" means (i) in the case of the twelve-month period ended December 31, 2016, $57,287,700 and (ii) in the case of the nine-month period ended September 30, 2017, $32,524,978.

        "Assumed Indebtedness" means all Indebtedness of the Company and each Company Subsidiary existing as of the Closing that is not being repaid at the Closing under Section 3.4(a)(ii) hereof and, for the avoidance of doubt, excluding any Indebtedness under the Existing Credit Facility to the extent included in the Credit Facility Payoff Amount and the Replacement Credit Facility; provided, that if any cash or cash equivalents included in the amount of Closing Cash or any Current Assets included in the calculation of Closing Working Capital are used to reduce the amount of Assumed Indebtedness during the period between the Adjustment Time and the Closing, the amount of such reduction shall be disregarded for purposes of calculating the amount of Assumed Indebtedness.

        "Audited Balance Sheet" has the meaning set forth in the definition of Financial Statements.

        "Audited Financial Statements" has the meaning set forth in the definition of Financial Statements.

        "Available Cash" means the amount of the funds contained in the Trust Account as of immediately prior to the Closing, plus the Sponsor Co-Investment Proceeds, minus the amount required to complete any Buyer Stockholder Redemptions.

        "Balance Sheet Rules" means, collectively, the Accounting Methodology and the rules set forth on Exhibit F attached hereto; provided that in the event of any conflict between the Accounting Methodology and the rules set forth on Exhibit F, the rules set forth on Exhibit F shall apply.

        "Benefit Plan" means each written "employee benefit plan" (within the meaning of Section 3(3) of ERISA), stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, stock incentive, cash incentive, deferred compensation, profit sharing, pension, retirement, welfare, and all other employee, director, or individual service provider benefit plans, agreements, programs or policies, whether or not subject to ERISA.

        "Business Combination" has the meaning ascribed to such term in the Buyer Charter.

        "Business Day" means any day that is not a Saturday, Sunday or other day on which banking institutions in Los Angeles, California, Indianapolis, Indiana or New York, New York are authorized or required by Law or executive order to close.

        "Buyer Adjustment Amount" means the sum of (a) the excess, if any, of the Working Capital Estimate over the Final Working Capital, (b) the excess, if any, of the Final Assumed Indebtedness over the Estimated Assumed Indebtedness Amount and (c) the excess, if any, of the Estimated Closing Cash over the Final Closing Cash.

        "Buyer Charter" means the Amended and Restated Certificate of Incorporation of the Buyer.

        "Buyer Common Shares" means shares of common stock, par value $0.0001 per share, of the Buyer.

        "Buyer Material Contract" means (a) a "material contract", as such term is defined in Regulation S-K of the SEC, to which the Buyer, Merger Sub I and/or Merger Sub II LLC is a party or (b) any Affiliate Transaction.

        "Buyer Organizational Documents" means the Buyer Charter and the by-laws of the Buyer.

        "Buyer Preferred Shares" means shares of preferred stock, par value $0.0001 per share, of the Buyer.

        "Buyer Share Issue Price" means (a) in the case of the Buyer Common Shares, $10.00 per share and (b) in the case of the Buyer Preferred Shares, the Stated Value per share, in each case as may be adjusted after the date hereof pursuant to Section 3.7.

        "Buyer Specified Representations" means the representations and warranties of the Buyer contained in Section 6.1 (Organization), Section 6.2 (Capitalization), Section 6.3 (Authority; Binding Obligation), Section 6.13 (NASDAQ Stock Market Quotation), Section 6.16 (Business Activities) and Section 6.19 (Brokers).

        "Buyer Units" means the units consisting of one Buyer Common Share and one Buyer Warrant.

        "Buyer Warrant" means a warrant to purchase one-half (1/2) of a Buyer Common Share at an exercise price of five Dollars seventy-five cents ($5.75).

        "Cash Consideration" means the result equal to:

          (a)   $100,000,000,

          (b)   plus the sum of (i) Estimated Closing Cash, (ii) any Working Capital Overage, and (iii) any Additional Sponsor Co-Investment Proceeds; and

          (c)   minus the sum of (i) any Working Capital Underage, (ii) the Credit Facility Payoff Amount, (iii) any portion of the Assumed Indebtedness required by the terms thereof to be repaid as of the Closing and not so prepaid prior to the Adjustment Time, (iv) the amount by which the Estimated Assumed Indebtedness Amount (other than any Indebtedness to the extent included in clauses (ii), (iii), (v), (vi) or (vii)) exceeds $1,000,000, (v) an amount equal to the amount by which capitalized lease obligations of the Company and the Company Subsidiaries exceed $20,000,000 in the aggregate, (vi) any Accrued Taxes, (vii) without duplication to (vi), the RE Tax Amount Liability, and (viii) the Seller's Representative Holdback Amount.

provided, however, that, to the extent that the aggregate value of the Buyer Common Shares that the Seller receives at Closing (determined using the Closing Price Per Share) (after taking into account the operation of any Preferred Share Adjustment Mechanic pursuant to Section 3.2) would constitute less than forty percent (40%) of the Total Consideration the Seller receives at Closing, the amount of Cash Consideration shall be reduced and the amount of the Buyer Common Shares shall be correspondingly increased, so that the aggregate value of the Buyer Common Shares the Seller receives at Closing (determined using the Closing Price Per Share) is equal to forty percent (40%) of the Total Consideration the Seller receives at Closing (the adjustment described in this proviso, the "Cash Consideration Adjustment Mechanic").

        "Change of Control" means any (a) direct or indirect acquisition (whether by a purchase, sale, transfer, exchange, issuance, merger, consolidation or other business combination) of shares of capital stock or other securities, in a single transaction or series of related transactions, (b) merger, consolidation or other business combination directly or indirectly involving the Company, (c) reorganization, equity recapitalization, liquidation or dissolution directly or indirectly involving the Company, in each case for clauses (a) - (c) which results in any one Person, or more than one Person that are Affiliates or that are acting as a group, acquiring direct or indirect ownership of equity securities of the Company which, together with the equity securities held by such Person, such Person and its Affiliates or such group, constitutes more than 50% of the total direct or indirect voting power of the equity securities of the Company, taken as a whole, or (d) direct or indirect sale, lease, exchange, transfer or other disposition, in a single transaction or series of related transactions, of assets or businesses that constitute or represent all or substantially all of the consolidated assets of the Company and the Company Subsidiaries, taken as a whole; provided, that no Change of Control shall be deemed to have occurred pursuant to the foregoing clauses (a) through (d), (A) if the acquirer in such transaction is or the acquiring group in such transaction includes, directly or indirectly, Oaktree Capital Management, L.P., Oaktree and/or any Affiliates of the foregoing (collectively, including Seller and its Affiliates, but excluding the Company and its Subsidiaries, "Oaktree Holders") or (B) if such Change of Control was the result, in whole or in part, of a sale, directly or indirectly, to the applicable acquirer (or an Affiliate thereof) of shares of Buyer or other rights in respect of shares of Buyer owned by the Oaktree Holders (excluding for purposes of clause (B) to this proviso (x) any sales (other than block trades in which such Oaktree Holder is either (i) selling capital stock or other securities of the Buyer in an amount in excess of 10% of the then outstanding capital stock of the Buyer or (ii) was reasonably aware of the counterparty(ies) to such block trade) in the open market (including sales conducted by a third-party underwriter, initial purchaser or broker-dealer) and (y) any merger, tender offer or other transaction described in the foregoing clauses (a) through (d) approved by a majority of the board of directors of the Buyer (excluding any vote of the GFI Designees (as defined in the Investor Rights Agreement) for this purpose)).

        "Closing Cash" means all cash and cash equivalents (including bank account balances, deposits in transit to the extent not included in Current Assets, the amount of any received and uncleared checks to the extent not included in Current Assets and marketable securities (but only to the extent that such checks clear on or prior to the date that is forty-two (42) days after the Closing Date) of the Company and the Company Subsidiaries on a consolidated basis as of the Adjustment Time, reduced by (x) the amount of all bank overdrafts and "cut" but uncashed checks or wires issued by the Company or any Company Subsidiary that are outstanding to the extent included in the determination of cash and cash equivalents and (y) any cash or cash equivalents generated from a breach of any of the Specified Provisions or any dividend or distribution that has been approved or declared by the Company but not paid prior to the Adjustment Time.

        "Closing Working Capital" means the Working Capital as of the Adjustment Time.

        "Code" means the Internal Revenue Code of 1986.

        "Company EBITDA" means, for any period:

          (a)   the consolidated net income attributable to the Company and the Company Subsidiaries (the "Net Income"), plus (i) (without duplication), to the extent the same was deducted or not included (and not otherwise added back or excluded) in calculating Net Income, interest expense, provision for taxes, depreciation and amortization ("EBITDA") of the Company and the Company Subsidiaries (including the EBITDA attributable to any assets or companies that are acquired through the purchase of any business enterprise, division or line of business by the Buyer or its Subsidiaries after the Closing Date), with the components thereof each calculated in accordance with the accounting policies, principles, procedures, rules, practices, methodologies, categorizations, asset recognition bases, definitions, judgments and estimation techniques utilized in preparing the Audited Financial Statements, applied on a consistent basis, (ii) but excluding to the extent otherwise included in the calculation thereof any (A) Transaction Expenses of the Buyer, any of its Affiliates, the Company and the Company Subsidiaries, (B) Transfer Taxes, (C) costs and expenses to the extent incurred in sourcing, negotiating or consummating any acquisitions or in the integration of business enterprises, divisions or lines of business into the business of the Company and the Company Subsidiaries, in each case to the extent payable to unaffiliated third parties, including the amount of investment banking, financial or other advisor, legal, and accounting fees and expenses and any other transaction costs, (D) charges or gains to the extent arising from early extinguishment or refinancing of Indebtedness, including any principal, interest, prepayment premiums, penalties, breakage costs, "make whole amounts", fees, costs or expenses, (E) increase or decrease in consolidated earnings, interest, taxes, depreciation or amortization resulting from any changes in the accounting policies, principles, procedures, rules, practices, methodologies, categorizations, asset recognition bases, definitions, judgments and estimation techniques used, or any change in GAAP or any GAAP election or treatment made, in preparation of the 2018 Audited Financial Statements or the 2019 Audited Financial Statements, as applicable, that is not consistent with the accounting policies, principles, procedures, rules, practices, methodologies, categorizations, asset recognition bases, definitions, judgments and estimation techniques utilized in preparing the Audited Financial Statements, (F) losses or expenses to the extent an insurance carrier or other third party acknowledges such insurance carrier or other third party has an obligation to pay such amount to the Company or a Company Subsidiary and there is reasonable certainty by the Seller's Representative that the Buyer will actually be paid by such insurance carrier or other third party, or for any such amounts actually recovered from such insurance carriers or third parties, in each case prior to the payment of the Earnout Shares with respect to such period, (G) fees or expenses, or allocations thereof, in respect of capital requirements (including equity offerings) in connection with any acquisition of any business enterprise, division or line of business, (H) fees charged by the Buyer or Seller or any of their respective Affiliates to the Company or any Company Subsidiary, and any allocation (including of overhead) to the Company or any Company Subsidiary from any parent entity, unless such fees (x) represent public company costs, director fees and similar costs (which are addressed in clause (b) below) or (y) are in an amount and are payable on account of a product or service, which, if not provided by the

  Buyer, any of its Affiliates or any other parent entity, would have been obtained by the Company or a Company Subsidiary on an arm's length basis from a third-party, (I) non-cash compensation paid to employees of the Company or the Company Subsidiaries, (J) effects from the acceleration of expenses or delay of revenues outside the ordinary course of business which was so accelerated or delayed, as applicable, for the purpose, whether primary or otherwise, of avoiding or reducing the payments contemplated by Section 3.6(f) or Section 3.6(g) ; provided, that for so long as John Paul Roehm or Andrew D. Layman is Chief Executive Officer or Chief Financial Officer of the Company, respectively, any amounts that would be excluded pursuant to this clause (J) shall only be excluded to the extent such acceleration or delay constitutes a breach of Section 3.6(i) (determined after giving effect to the proviso thereto) and (K) any amounts payable by the Company pursuant to Section 3.5(d);

          (b)   plus, $4,000,000 on account of public company costs, director fees and similar costs (which shall be the sole adjustment related to such fees and costs);

          (c)   plus, to the extent not included in determining Company EBITDA for such period, the EBITDA of any Person, property or business (including a series of assets constituting a business operation) sold, transferred, or otherwise disposed of following the Closing Date (but only to the extent that such Person, property or business was owned as of the Closing Date), other than any abandoned or discontinued operations of the Company or its Subsidiaries (each such Person, property, business or asset so sold or disposed of, a "Sold Entity or Business") based on the projected EBITDA of such Sold Entity or Business for the 2018 Fiscal Year or 2019 Fiscal Year, as applicable, which projected EBITDA shall be based on the historical EBITDA of the Sold Entity or Business for the period of the twelve (12) calendar months most recently ended prior to the consummation of such sale;

          (d)   less, in the event of any acquisition of any business enterprise, division or line of business following the Closing in accordance with the Investor Rights Agreement, an amount equal to 8% of the aggregate purchase price (including, without limitation, cash, securities, debt incurred or assumed and other property) paid by the Buyer or its Subsidiaries for such business enterprise, division or line of business.

        "Company Expenses" means, except as otherwise provided herein, all fees and expenses payable by the Company or any Company Subsidiary to the extent directly related to the transactions contemplated by this Agreement incurred through the Closing Date, including the amount of investment banking, financial or other advisor, legal, and accounting fees and expenses and any other transaction costs (including the fees and expenses of Seller's Counsel and FMI Capital Advisors, Inc.), and for the avoidance of doubt excluding any fees and expenses described in clauses (b) through (h) of the definition of Transaction Expenses.

        "Company Plan" means a Benefit Plan that the Company or any Company Subsidiary sponsors or maintains, or to which the Company or any Company Subsidiary contributes, in each case, for the benefit of its respective current or former employees, directors or individual service providers and their respective beneficiaries, or with respect to which the Company or any Company Subsidiary may have any liability (actual or contingent), including by reason of having an ERISA Affiliate.

        "control" means, with respect to any Person, the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by ownership of voting stock, by contract or otherwise.

        "Credit Facility" means (a) prior to Closing, the Existing Credit Facility and (b) from and after Closing, the Replacement Credit Facility.

        "Credit Facility Payoff Amount" means the amount, if any, of outstanding principal and accrued but unpaid interest under the Existing Credit Facility as of Closing, any termination fees, prepayment penalties, "breakage" costs or similar payments associated with and all other costs associated with the repayment of the Existing Credit Facility on the Closing Date; provided, that if any cash or cash equivalents included in the amount of Closing Cash or any Current Assets included in the calculation of Closing Working Capital are used to reduce the Credit Facility Payoff Amount during the period between the Adjustment Time and the Closing, the amount of such reduction shall be disregarded for purposes of calculating the Credit Facility Payoff Amount. For the avoidance of doubt, the Credit Facility Payoff Amount shall be deemed to include all amounts included in the Payoff Letter with respect to the Existing Credit Facility, other than undrawn amounts in respect of letters of credit issued thereunder.

        "Credit Support Cap" means the amount set forth on Section 1.1(d) of the Company Disclosure Schedules.

        "Current Assets" means, as of any date, the consolidated current assets of the Company and each Company Subsidiary as of such date, which current assets shall include only the line items set forth on Exhibit G attached hereto under the heading "Current Assets" and no other assets; provided, that Current Assets shall not include any income Tax assets (including any Transaction Tax Deductions) or any amounts included in Closing Cash or any asset to the extent generated from a breach of any of the Specified Provisions.

        "Current Liabilities" means, as of any date, the consolidated current liabilities of the Company and each Company Subsidiary as of such date, which current liabilities shall include only the line items set forth on Exhibit G attached hereto under the heading "Current Liabilities" and no other liabilities; provided, that Current Liabilities shall not include any income Tax liabilities (including Accrued Taxes) or any amounts to the extent included in the Credit Facility Payoff Amount, Assumed Indebtedness, Transaction Expenses, the RE Tax Amount or the RE Tax Amount Liability.

        "date hereof" and "date of this Agreement" means the date first written above.

        "Debt Commitment Letter" means the executed debt commitment letter, dated as of the date hereof, to the Company from Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Cadence Bank, N.A. to provide the Replacement Credit Facility.

        "Deferred Underwriting Fees" means the amount of deferred underwriting fees and expenses in connection with the Buyer's initial public offering payable to the underwriters upon consummation of a Business Combination, the funds for which are held in the Trust Account and which such amount will equal not more than $6,000,000, plus any fees and expenses payable in connection with the issuance of Buyer Preferred Shares or Buyer Common Shares after the date hereof in accordance with Section 7.2(b).

        "Encumbrance" means any and all liens, encumbrances, charges, mortgages, pledges, security interests, hypothecations, easements, rights-of-way or other similar encumbrances.

        "Environment" means any environmental medium, including ambient air, indoor air, surface water, groundwater, drinking water, sediment and surface and subsurface strata.

        "Environmental Claims" means any Actions, notices, or written information alleging material noncompliance with or material liability arising under any Environmental Law.

        "Environmental Laws" means all federal, state, local and foreign Laws, all judicial and administrative orders and determinations, and all common law relating to public or worker health and safety, pollution or protection of the Environment, including those relating to the use, generation, handling, treatment, transportation, storage, disposal, Release or threatened Release, or cleanup of any Hazardous Substance.

        "ERISA" means the Employee Retirement Income Security Act of 1974.

        "ERISA Affiliate" means any entity that is a member of (a) a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a group of trades or businesses under common control (as defined in Section 414(c) of the Code) or (c) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Company or any Company Subsidiary.

        "Existing Buyer Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of July 7, 2016, by and among the Buyer, each of the Sponsors, Cantor Fitzgerald & Co and each of the parties listed under "Holders" on the signature pages thereto, as the same may be amended, supplemented or otherwise modified prior to the Closing Date.

        "Existing Credit Facility" means that certain Amended and Restated Credit Agreement, dated as of January 20, 2017, among IEA and certain of its Subsidiaries (on the one hand) and Wells Fargo Bank, National Association (on the other hand), as the same may be amended, supplemented or otherwise modified prior to the Closing Date.

        "Financial Statements" means (a) the audited consolidated balance sheet of IEA and its Subsidiaries as of December 31, 2016 (the "Audited Balance Sheet"), the audited consolidated balance sheet of IEA and its Subsidiaries as of December 31, 2015 and the related consolidated statements of operations, equity and cash flows of IEA and its Subsidiaries for the years then ended, together with the notes and schedules thereto (the "Audited Financial Statements") and (b) the unaudited consolidated balance sheet of IEA and its Subsidiaries as of September 30, 2017 (the "Interim Balance Sheet") and the related consolidated statements of operations, equity and cash flows of IEA and its Subsidiaries for the nine (9) months ended September 30, 2017 (the "Unaudited Financial Statements").

        "Final Determination" means a final determination within the meaning of Section 1313 of the Code (and any similar state, local or non-U.S. final determination).

        "Founder Shares" means certain Buyer Common Shares held by each of the Sponsors, Osbert Hood, and Philip Marber as further described on Exhibit A attached to the Founder Shares Amendment.

        "Fraud" means (a) in the case of the Seller, intentional and knowing fraud with respect to the making of the representations and warranties contained in Article IV, (b) in the case of the Company, intentional and knowing fraud with respect to the making of the representations and warranties contained in Article V, and (c) in the case of Buyer, Merger Sub I or Merger Sub II LLC, intentional and knowing fraud with respect to the making of the representations and warranties contained in Article VI; provided, that such intentional and knowing fraud of a party hereto shall only be deemed to exist if any of the individuals set forth on Section 1.1(a) of the Company Disclosure Schedules under the heading "Seller Knowledge Parties" or "Company Knowledge Parties", as applicable, or set forth on Section 1.1(a) of the Buyer Disclosure Schedules, as applicable, had actual knowledge of the failure of the applicable representation or warranty to be true and correct. For the avoidance of doubt, (a) the definition of Fraud in this Agreement is limited to intentional and knowing fraud and does not include, and no claim may be made by any Person in relation to this Agreement or the transactions contemplated hereby for, (i) constructive fraud or other claims based on constructive knowledge or (ii) negligent misrepresentation, equitable fraud or any other fraud based claim or theory that requires something less than actual knowledge of the fraudulent conduct, and (b) for purposes of this Agreement, (i) each of the individuals listed on Section 1.1(a) of the Company Disclosure Schedules under the heading "Seller Knowledge Parties" shall be deemed to have actual knowledge of the contents of the representations and warranties contained in Article IV and the Company Disclosure Schedules with respect to the Seller, (ii) each of the individuals listed on Section 1.1(a) of the Company Disclosure Schedules under the heading "Company Knowledge Parties" shall be deemed to have actual knowledge of the contents of the representations and warranties contained in Article V and the Company Disclosure Schedules with respect to the Company, (iii) each of the individuals identified in clause (c) of the definition of "Knowledge" shall be deemed to have actual knowledge of the contents of the representations and warranties contained in Article VI and the Buyer Disclosure Schedules, and (iv) each party hereto shall be deemed to have reasonably relied upon each of the representations and warranties made by the other parties contained in this Agreement.

        "Fundamental Representations" means the representations and warranties of the Seller contained in Section 4.1 (Organization), Section 4.2 (Authority; Binding Obligation), Section 4.5 (Company Common Units) and Section 4.8 (Brokers), and the representations and warranties of the Company contained in the first three sentences of Section 5.1 (Organization and Qualification), Section 5.2 (Capitalization of the Company), Section 5.3 (Subsidiaries), Section 5.4 (Authority; Binding Obligation), and Section 5.23 (Brokers).

        "GAAP" means United States generally accepted accounting principles in effect from time to time consistently applied.

        "Governmental Authority" means any nation or government, any state, province or other political subdivision thereof exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or any government authority or self-regulatory organization (including the Financial Industry Regulatory Authority and any national securities exchange) of the United States of America or any foreign government, any state of the United States of America, or any municipality or other political subdivision thereof, and any court, tribunal or arbitral body (public or private) of competent jurisdiction.

        "Hazardous Substance" means any substance, material, chemical, mixture, or waste defined by or regulated under any Environmental Laws, including petroleum products or byproducts, asbestos, pesticides, polychlorinated biphenyls, noise, odor, mold or radiation.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

        "IEA" means Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company.

        "Indebtedness" means, with respect to any Person, without duplication, (a) indebtedness for borrowed money (including amounts owing under the Existing Credit Facility), (b) indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security, (c) Accrued Taxes, (d) severance obligations with respect to officers or employees whose employment was terminated prior to the Closing Date, and the employer portion of the amount of any employment Taxes with respect thereto, in each case to the extent such severance obligations and Taxes are unpaid as of Closing, (e) capitalized lease obligations in excess of $20,000,000 in the aggregate, (f) any costs and fees incurred by such Person in connection with guarantees with respect to any indebtedness of any other Person of a type described in clauses (a) through (e) above and (g) any change of control payment, transaction bonus, discretionary bonus, "stay-put" bonus and any substantially similar payments that are payable as a result of the consummation of the Mergers (other than any "double-trigger" transaction bonuses or similar payments) other than Capitalized Management Bonuses. For the avoidance of doubt, Indebtedness shall not include (i) any obligations or guarantees under any performance bond or letter of credit, (ii) any Indebtedness included in the calculation of (A) Current Liabilities in the determination of Working Capital, or (B) Transaction Expenses, (iii) the RE Tax Amount or the RE Tax Amount Liability, (iv) any intercompany Indebtedness of the Company and the Company Subsidiaries, (v) any Indebtedness incurred by the Buyer and its Affiliates (and subsequently assumed by the Company or any Company Subsidiary) on the Closing Date, including under the Replacement Credit Facility, (vi) any endorsement of negotiable instruments for collection in the ordinary course of business, (vii) any deferred revenue, (viii) any liability under any contract, agreement or other arrangement between the Company or any Company Subsidiary, on the one hand, and the Buyer or any of its Affiliates, on the other hand, (ix) trade payables incurred in the ordinary course,

(x) capitalized lease obligations up to $20,000,000 in the aggregate or (xi) Capitalized Management Bonuses.

        "Independent Accountant" means Ernst & Young LLP or, if such firm is unable or unwilling to act, such other nationally recognized independent public accounting firm as shall be mutually agreed upon by the Seller's Representative and the Buyer in writing.

        "Intellectual Property" means all patents, trademarks and service marks, together with applications for the foregoing, trade names, logos, Internet domain names, copyrights, rights in software, industrial designs, inventions, proprietary know-how, confidential business information, electronic databases and trade secrets.

        "Interim Balance Sheet" has the meaning set forth in the definition of Financial Statements.

        "Investment Company Act" means the Investment Company Act of 1940.

        "IP Licenses" means (a) licenses of material Intellectual Property to the Company or a Company Subsidiary from any third party, pursuant to which the Company or any Company Subsidiary has made payments of more than $500,000 in the twelve (12) calendar months ended December 31, 2016, other than shrink-wrap, click-wrap and similar non-exclusive licenses for commercially available off-the-shelf software; and (b) licenses of material Intellectual Property from the Company or a Company Subsidiary to any third party, other than contracts with customers entered into in the ordinary course of business that contain non-exclusive licenses.

        "IRS" means the United States Internal Revenue Service.

        "Knowledge" means (a) when used in reference to the Company, the actual knowledge of the individuals identified on Section 1.1(a) of the Company Disclosure Schedules under the heading "Company Knowledge Parties", (b) when used in reference to the Seller, the actual knowledge of the individuals identified on Section 1.1(a) of the Company Disclosure Schedules under the heading "Seller Knowledge Parties", and (c) when used in reference to the Buyer, the actual knowledge of the individuals identified on Section 1.1(a) of the Buyer Disclosure Schedules.

        "Law(s)" means any law (including common law), statute, regulation, code, ordinance, rule, form, decree, order, regulation, or other requirement of any Governmental Authority.

        "Material Adverse Effect" means any change, event, circumstance, development or effect that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on (1) the business, condition (financial or otherwise), assets, liabilities (actual or contingent) or results of operations of the Company and the Company Subsidiaries, taken as a whole or (2) the ability of the Company and the Company Subsidiaries to consummate the transactions contemplated hereby when required pursuant to this Agreement and in any event prior to the Termination Date; provided, however, that "Material Adverse Effect" shall not include the impact on such business, condition, assets, liabilities or results of operations arising out of or attributable to (a) conditions or effects that generally affect the industries in which the Company and the Company Subsidiaries operate, (b) seasonal fluctuations of the businesses of the Company and the Company Subsidiaries, (c) any regional, national or international economic, financial, social or political conditions (including changes therein), (d) effects resulting from changes in the financial, banking or securities markets, (e) any effects or conditions resulting from an outbreak or escalation of hostilities, disease, acts of terrorism, cyber terrorism, political instability or other national or international calamity, crisis or emergency, an act of God or any governmental or other response to any of the foregoing, in each case whether or not involving the United States or any other region where the Company or any Company Subsidiary conducts business or operations, (f) effects arising from changes or proposed changes in Laws or accounting principles or requirements, including any changes or proposed changes in standards, interpretations or enforcement thereof, (g) effects relating to the announcement, execution or consummation of this Agreement or the transactions contemplated hereby, including the fact that the prospective owner of the Company and the Company Subsidiaries is the Buyer or any Affiliate of the Buyer or related to the identity of any of the Buyer's Representatives, (h) effects resulting from compliance with the terms and conditions of this Agreement by the Seller, the Company and the Company Subsidiaries (including the failure to take any action restricted by this Agreement) or otherwise consented to in writing by the Buyer, or (i) any failure by the Company or any of the Company Subsidiaries to meet any projections, forecasts or estimates in and of itself (although this clause (k) shall not apply to the facts and circumstances that may have given rise or contributed to any such failure), except that in the case of sub-clauses (a), (b), (c), (d), (e) and (f), to the extent that such conditions or effects disproportionately impact the businesses of the Company and the Company Subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and the Company Subsidiaries operate (in which case, only the incremental disproportionate effect shall be taken into account in the determination of Material Adverse Effect hereunder). For the avoidance of doubt, a Material Adverse Effect shall be measured only against past performance of the Company and the Company Subsidiaries, taken as a whole, and not against any forward-looking statements, financial projections or forecasts of the Company or the Company Subsidiaries.

        "NASDAQ" means the NASDAQ Capital Market.

        "Other SEC Materials" means any reports or other materials (other than the Proxy Statement) that are filed by the Buyer with, or submitted or furnished by the Buyer to, the SEC.

        "Permitted Encumbrances" means (a) Encumbrances securing the obligations of the Company and the Company Subsidiaries pursuant to the Existing Credit Facility or Replacement Credit Facility or other obligations to the extent terminated in connection with the Closing, (b) Encumbrances disclosed in the Audited Financial Statements or in any schedules to this Agreement, (c) Encumbrances for Taxes, assessments and other government charges not yet due and payable (or which are being contested in good faith by appropriate proceedings with appropriate reserves maintained), (d) mechanics', workmen's, repairmen's, warehousemen's, carriers' or other like Encumbrances arising in the ordinary course of business of the Company and the Company Subsidiaries (on account of amounts not yet due and payable or which are being contested in good faith by appropriate proceedings), (e) Encumbrances relating to the transferability of securities under applicable securities Laws, (f) Encumbrances securing rental payments under capitalized leases if only encumbering the subject of the applicable capitalized lease, (g) Encumbrances in favor of the lessors and licensors under leases and licenses, and Encumbrances to which the fee simple interest (or any superior leasehold interest) in the Leased Real Property is subject, (h) Encumbrances, such as easements, rights-of-way, restrictive covenants, encroachments and other minor irregularities in title that do not materially detract from the current use of the applicable assets or Real Property, (i) zoning, entitlement, building, and other land use regulations and codes imposed by any Governmental Authority having jurisdiction over the Real Property, (j) licenses of Intellectual Property rights, (k) the Encumbrances set forth on Section 1.1(b) of the Company Disclosure Schedules, and (l) other Encumbrances arising in the ordinary course of business that are not, individually or in the aggregate, material to the business of the Company and the Company Subsidiaries, taken as a whole, and not incurred in connection with the borrowing of money.

        "Person" means any individual, corporation (including any not for profit corporation), general or limited partnership, limited liability partnership, joint venture, estate, trust, firm, company (including any limited liability company or joint stock company), association, organization, entity or Governmental Authority.

        "Pre-Closing Tax Period" means any taxable period ending on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date.

        "PCAOB" means the Public Company Accounting Oversight Board.

        "R&W Policy" means the representation and warranty insurance policy obtained by the Buyer in connection with the transactions contemplated by this Agreement.

        "RE Tax Amount" means cash Taxes actually payable by the Company and the Company Subsidiaries in connection with or otherwise attributable to effecting the Real Property Spinoff in accordance with Schedule I, determined on a with and without basis (i.e., in one case assuming that the Real Property Spinoff did not occur and the other based on the Real Property Spinoff that actually occurred). For these purposes, the Company and the Company Subsidiaries shall be permitted to use (i) any current income Tax assets accrued by the Company and the Company Subsidiaries (determined before taking into account the Transaction Tax Deductions) and (ii) any tax attributes attributable to the Transaction Tax Deductions, in each case to the extent remaining after such current income Tax assets and Transaction Tax Deductions are taken into account in calculating Accrued Taxes, to reduce the RE Tax Amount. The RE Tax Amount shall be determined only based on the taxable period ending on the Closing Date (as if the tax year of the Company and each Company Subsidiary ended on such date); i.e. no income or losses of the Company for post-Closing periods shall be included in the with and without calculations described above. In no event shall the RE Tax Amount include or be increased by any amount for the reduction of net operating losses, deductions, credits or attributes that are available to offset the gain on the disposition or distribution of the Specified Real Property. For the avoidance of doubt, the RE Tax Amount shall include any real estate transfer taxes incurred in connection with the disposition or distribution of the Specified Real Property. The estimated RE Tax Amount will be set forth on the Estimated Closing Statement.

        "RE Tax Amount Liability" means the excess, if any, of (x) the RE Tax Amount over (y) the amount of cash, if any, paid to relevant Governmental Authorities as estimated taxes in respect of the RE Tax Amount before the Closing.

        "Real Property" means the Leased Real Property (including the Specified Real Property).

        "Real Property Spinoff" means the transactions consummated prior to the date of this Agreement whereby IEA and certain of its Affiliates effected a restructuring pursuant to which the equity interests of the entity that owns the Specified Real Property were distributed to the Seller, as set forth on Schedule I.

        "Refinancing Proceeds" means the aggregate amount borrowed under the Replacement Credit Facility for the purposes described in this Agreement.

        "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, migration, movement or disposing into the environment (including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Hazardous Substance).

        "Replacement Credit Facility" means a credit facility to be entered into at Closing in substitution for the Existing Credit Facility.

        "Representatives" means, with respect to any Person, any director, manager, officer, agent, employee, partner, member, equityholder, advisor or representative of such Person.

        "SEC" means the Securities and Exchange Commission.

        "SEC Guidance" means (a) any publicly available written or oral interpretations, questions and answers, guidance and forms of the SEC, (b) any oral or written comments, requirements or requests of the SEC or its staff, (c) the Securities Act and the Exchange Act and (d) any other rules, bulletins, releases, manuals and regulations of the SEC.

        "Seller Adjustment Amount" means the sum of (a) the excess, if any, of the Final Working Capital over the Working Capital Estimate, (b) the excess, if any, of the Estimated Assumed Indebtedness Amount over the Final Assumed Indebtedness and (c) the excess, if any, of the Final Closing Cash over the Estimated Closing Cash.

        "Specified Real Property" means that certain office facility located at 3900 East White Avenue, Clinton, Indiana and the adjacent real property owned by RE Holdings (as defined on Schedule I).

        "Specified Provisions" means Section 7.1(b)(ii), Section 7.1(b)(viii)(A) and Section 7.1(b)(xvi).

        "Specified Real Property Lease" means that certain Amended and Restated Lease Agreement between Clinton RE Holdings (Delaware), LLC and White Construction, Inc. in the form of Exhibit H attached hereto.

        "Stated Value" has the meaning given to such term in the Certificate of Designation.

        "Straddle Period" means any taxable period that includes (but does not end on) the Closing Date.

        "Subsidiary" means, with respect to a specified Person, any corporation, partnership, limited liability company, limited liability partnership, joint venture, or other legal entity (a) of which the specified Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the voting stock or other equity or partnership interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body, of such legal entity, or (b) of which the specified Person controls the management.

        "Target Working Capital" means—$13,877,000.

        "Tax" or "Taxes" means all federal, state, county, local, municipal, non-U.S. and other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital unit, license, payroll, wage or other withholding, employment, social security (or similar), severance, stamp, occupation, premium, windfall profits, customs duties, unemployment, disability, value added, unclaimed property or escheatment, alternative or add on minimum, estimated or other taxes, assessments, duties or similar charges of any kind whatsoever, including all interest, penalties and additions imposed with respect to such amounts, imposed by any Governmental Authority, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person under Law (including Treasury Regulation 1.1502-6 or any other similar provision of state, local or non-U.S. Law), by contract, as a transferee or successor or otherwise.

        "Tax Returns" means any report, declaration, return, estimate, information return, claim for refund, election, disclosure or statement supplied to a Governmental Authority in connection with Taxes, including any schedule or attachment thereto and any amendment thereof.

        "Total Consideration" means the sum of (a) the aggregate amount of Cash Consideration, plus (b) the aggregate value of the Buyer Common Shares issued to the Seller at Closing, plus (c) the aggregate value of the Buyer Preferred Shares issued to the Seller at Closing. For purposes of this definition, (i) the aggregate value of such Buyer Common Shares shall be an amount equal to the product of (x) the number of Buyer Common Shares being issued to Seller at the Closing multiplied by (y) the closing trading price for the Buyer Common Shares on the last Business Day prior to the Closing Date (the "Closing Price Per Share") and (ii) the aggregate value of such Buyer Preferred Shares shall be an amount equal to the product of (x) the number of Buyer Preferred Shares being issued to the Seller at the Closing multiplied by (y) the Buyer Share Issue Price with respect to the Buyer Preferred Shares.

        "Transaction Expenses" means, except as otherwise provided herein, (a) all reasonable and documented out-of-pocket Company Expenses, (b) all reasonable and documented out-of-pocket fees and expenses payable by the Buyer, Merger Sub I or Merger Sub II LLC directly related to the transactions contemplated by this Agreement incurred through the Closing Date, including all investment banking, financial or other advisor, legal, and accounting fees and expenses (including the fees and expenses of the Buyer's legal counsel Stifel, Nicolaus & Company, Incorporated and Jefferies LLC and, without duplication, the Deferred Underwriting Fees), (c) Transfer Taxes, (d) any

termination fees, prepayment penalties, "breakage" costs or similar payments associated with the repayment of any other Indebtedness (other than obligations with respect to the Existing Credit Facility) on the Closing Date, (e) any change of control payment, transaction bonus, discretionary bonus, "stay-put" bonus and any substantially similar payments that are payable as a result of the consummation of the Mergers (other than any "double-trigger" transaction bonuses or similar payments); provided that such bonuses and payments shall not exceed an aggregate amount equal to $1,000,000 and are payable solely to employees of the Company and the Company Subsidiaries (excluding the employees set forth on Section 1.1(c) of the Company Disclosure Schedules) (bonuses permitted by this clause (e), the "Capitalized Management Bonuses"), (f) the employer portion of the amount of any employment Taxes with respect to the amounts set forth in the foregoing clause (e), (g) all fees, expenses and other charges incurred by the parties in connection with the authorizations, approvals, consents and waivers contemplated by Section 7.4(b) and (h) the premium and other costs and expenses of obtaining the D&O Policy in an aggregate amount not to exceed $25,000.

        "Transaction Tax Deductions" means, without duplication, the deductions for U.S. federal income tax purposes resulting from the payment or accrual of (a) all fees, expenses and interest (including any breakage fees or accelerated deferred financing fees) incurred in connection with the payment of any Indebtedness at Closing, (b) (i) severance obligations with respect to officers or employees whose employment was terminated prior to the Closing taken into account in determining Indebtedness, and (ii) the employer portion of the amount of any employment Taxes with respect to the amounts set forth in the foregoing clause (i) taken into account in determining Indebtedness, and (c) Company Expenses (to the extent deductible for income tax purposes) in each case to the extent such amounts are at least more likely than not to be deductible in a Pre-Closing Tax Period under applicable Law; provided, that the amount of the Transaction Tax Deductions shall be computed assuming that an election is made to treat seventy percent (70%) of the amount of any success-based fee (as described in Revenue Procedure 2011-29) as an amount that does not facilitate the transaction pursuant to the safe harbor in Revenue Procedure 2011-29 and are therefore deductible.

        "Treasury Regulations" means the Treasury regulations promulgated under the Code.

        "Unaudited Financial Statements" has the meaning set forth in the definition of Financial Statements.

        "Warrant Agreement" means that certain Warrant Agreement, dated as of July 7, 2016, by and between the Buyer and Continental Stock Transfer & Trust Company.

        "Westchester Indemnity" means that certain Agreement of Indemnity, by and among Infrastructure & Energy Alternatives, LLC, IEA Energy Services, LLC, IEA Renewable Energy, Inc., IEA Management Services, Inc. and IEA Equipment Management Inc., in favor of Westchester Fire Insurance Company, dated as of March 14, 2013, as amended by that certain Amendment to Agreement of Indemnity, by and between Oaktree Power Opportunities Fund III, L.P. and Oaktree Power Opportunities Fund III (Parallel), L.P., dated as of August 17, 2015, and that certain Amendment No. 2 to Agreement of Indemnity, by and between Oaktree Power Opportunities Fund III, L.P. and Oaktree Power Opportunities Fund III (Parallel), L.P.

        "Working Capital" means, at any date, all Current Assets minus all Current Liabilities as of such date, as determined in accordance with the Balance Sheet Rules.

        "Working Capital Overage" means an amount equal to the excess, if any, of the Working Capital Estimate over the Target Working Capital.

        "Working Capital Underage" means an amount equal to the excess, if any, of the Target Working Capital over the Working Capital Estimate.

        1.2    Other Capitalized Terms.    The following terms shall have the meanings specified in the indicated Section of this Agreement:

Term	Section
2018 Audited Financial Statements	3.6(a)
2018 Earnout Statement	3.6(a)
2019 Audited Financial Statements	3.6(a)
2019 Earnout Statement	3.6(a)
A Reorganization	2.6
Accredited Investor	6.21
Additional Sponsor Co-Investment Proceeds	7.2(b)
Affiliate Guarantees	7.13(d)
Affiliate Transactions	6.17
Agreement	Preamble
Alternative Financing	7.19(c)
Applicable Date	6.12(a)
Arch Bonding Line	7.13(b)
Audited Balance Sheet	1.1
Audited Financial Statements	1.1
Business Combination Proposal	7.7(a)
Buyer	Preamble
Buyer A&R By-laws	Recitals
Buyer A&R Charter	Recitals
Buyer A&R Registration Rights Agreement	7.23
Buyer Board Recommendation	7.6
Buyer Common Share Percentage	3.2
Buyer Disclosure Schedules	Article 6
Buyer Issued Equity	6.2(a)
Buyer Material Adverse Effect	6.16(a)
Buyer Preferred Share Percentage	3.2
Buyer Prospectus	12.10
Buyer Related Parties	12.9(b)
Buyer Releasors	12.13(a)
Buyer Reports	6.12(a)
Buyer Stockholder Approval	6.3(b)
Buyer Stockholder Redemption	Recitals
Buyer Stockholders Meeting	7.6
Buyer's Counsel	7.15
Capitalized Management Bonuses	1.1
Cash Consideration Adjustment Mechanic	1.1
Certificate of Designation	Recitals
Certificate of Merger	2.2(b)
Change in Recommendation	7.6
Charter Amendment Proposal	7.5(a)
Closing	2.2(a)
Closing Buyer Expenses	3.4(e)
Closing Company Expenses	3.5(f)
Closing Date	2.2(a)
Closing Price Per Share	1.1
Company	Preamble
Company Acquisition Proposal	7.7(b)
Company Common Units	Recitals
Company Disclosure Schedules	Article 4
Company Related Parties	12.14(a)
Company Subsidiaries	5.3(a)

Term	Section
Company Subsidiary	5.3(a)
Confidential Information	7.3(c)
Confidentiality Agreement	7.3(c)
Contest	7.20(f)(v)
D&O Policy	7.12(c)
Debt Financing	5.24
Delaware Law	Recitals
DGCL	Recitals
DLLCA	Recitals
Earnout Objections Statement	3.6(b)
Earnout Shares	3.6
Earnout Statement	3.6(a)
EBITDA	1.1
Effective Time	2.2(b)
Equitable Exceptions	4.2
Estimated Assumed Indebtedness Amount	3.5(a)
Estimated Closing Cash	3.5(a)
Estimated Closing Statement	3.5(a)
Estimated Merger Consideration	3.1
Evaluation Material	7.3(c)
Fee Letter	5.24
Final 2018 EBITDA	3.6(e)
Final 2019 EBITDA	3.6(e)
Final Assumed Indebtedness	3.5(d)
Final Closing Cash	3.5(d)
Final Working Capital	3.5(d)
Financing Sources	0
First Merger	Recitals
First Surviving LLC	Recitals
Foreign Plan	5.15(i)
Founder Shares Amendment	Recitals
Indemnified Parties	7.12(a)
Insurance Policies	5.18
Intended Tax Treatment	7.20(c)
Interim Balance Sheet	1.1
Intermediate Holdco	7.24
Investor Rights Agreement	Recitals
Leased Real Property	5.19(b)
Leases	5.19(b)
Licenses	5.10
Losses	7.13(b)
Material Contracts	5.11(a)
Material Customers	5.12
Material Suppliers	5.12
Merger Sub I	Preamble
Merger Sub II LLC	Preamble
Mergers	Recitals
Minimum Financing	8.6
Multiemployer Plan	5.15(a)
Net Income	1.1
Notice of Disagreement	3.5(c)
Oaktree	Preamble
Oaktree Holders	1.1
Oaktree Guarantee	7.13(b)

Term	Section
Owned Intellectual Property	5.8(a)
Paul Weiss	2.2(a)
Payoff Letters	3.4(b)
PCAOB Audited Financial Statements	7.5(h)
Pre-Signing Distributions	7.20(b)
Preferred Share Adjustment Mechanic	3.2
Proxy Statement	7.5(a)
Reviewed Interim Financial Statements	7.5(h)
Sarbanes-Oxley Act	6.12(a)
Second Certificate of Merger	2.2(c)
Second Effective Time	2.2(c)
Second Merger	Recitals
Second Surviving LLC	Recitals
Securities Act	6.21
Seller	Preamble
Seller Related Parties	12.9
Seller Releasors	12.14(a)
Seller's Counsel	7.14
Seller's Representative	Preamble
Seller's Representative Holdback Account	12.20(c)
Seller's Representative Holdback Amount	12.20(c)
Specified Failure	8.6
Sold Entity or Business	1.1
Sponsor Co-Investment Proceeds	7.2(b)
Sponsors	Preamble
Statement	3.5(b)
Surviving Company	Recitals
Tax Amount Liability Indemnity	7.20(f)(ii)
Termination Date	10.1(b)
Transaction Proposals	7.5(a)
Transfer Taxes	12.18
Trust Account	6.6
Trust Agreement	6.6
Trust Fund Claims	12.10
Trustee	6.6
Unaudited Financial Statements	1.1
Waived 280G Benefits	7.16
WARN Act	5.16(c)
Westchester Release Date	7.13(c)
Working Capital Estimate	3.5(a)

        1.3    Interpretive Provisions.    Unless the express context otherwise requires:

          (a)   the words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

          (b)   terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

          (c)   the terms "Dollars" and "$" mean United States Dollars;

          (d)   references herein to a specific Section, Subsection, Recital, Schedule or Exhibit shall refer, respectively, to Sections, Subsections, Recitals, Schedules or Exhibits of this Agreement;

          (e)   wherever the word "include," "includes," or "including" is used in this Agreement, it shall be deemed to be followed by the words "without limitation";

          (f)    references herein to any gender shall include each other gender;

          (g)   the word "or" shall not be exclusive;

          (h)   references to "written" or "in writing" include in electronic form;

          (i)    (x) references herein to any Person shall include such Person's heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this clause (i) is intended to authorize any assignment or transfer not otherwise permitted by this Agreement and (y) references to "the Company" and "the Company Subsidiaries" following the Second Effective Time shall mean "the Surviving Company" and "the Subsidiaries of the Surviving Company", respectively;

          (j)    references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

          (k)   any reference to "days" shall mean calendar days unless Business Days are expressly specified;

          (l)    references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, restated, supplemented or modified from time to time in accordance with the terms thereof;

          (m)  with respect to the determination of any period of time, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding";

          (n)   references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time;

          (o)   references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder;

          (p)   if the last day for the giving of any notice or the performance of any action required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day;

          (q)   the phrase "to the extent" means the degree by which;

          (r)   each of Closing Working Capital, Assumed Indebtedness, Closing Cash, Transaction Expenses, RE Tax Amount Liability and Credit Facility Payoff Amount shall be calculated without duplication of any amounts included in the calculation of any other of the foregoing terms; and

          (s)   the word "threatened" shall mean "threatened in writing".

ARTICLE 2

THE MERGERS

        2.1    The Mergers.    At the Effective Time, subject to the terms and conditions of this Agreement and in accordance with Delaware Law, (a) Merger Sub I shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub I shall cease and (c) the Company shall be the First Surviving LLC of the First Merger and shall continue its legal existence under the DLLCA. Immediately after the Effective Time and as part of an integrated plan and in accordance with the DLLCA, (i) the First Surviving LLC shall be merged with and into Merger Sub II LLC, (ii) the separate existence of the First Surviving LLC shall cease and (iii) Merger Sub II LLC shall be the Second Surviving LLC of the Second Merger and shall continue its legal existence under the DLLCA.

        2.2    Effective Time; Closing Date.

          (a)   The closing of the Mergers (the "Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP ("Paul Weiss"), 1285 Avenue of the Americas, New York, New York 10019-6064, at 9:00 a.m. local time, on the second (2nd) Business Day after the date that all of the conditions to the Closing set forth in Article 8 and Article 9 (in each case, other than those conditions which, by their terms, are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions) shall have been satisfied or waived by the party entitled to waive the same, or at such other date, time and place that the Seller's Representative and the Buyer may agree in writing. The date upon which the Closing occurs is referred to herein as the "Closing Date." Except as otherwise requested in writing by a party hereto, all Closing transactions shall be effectuated by electronic delivery of the documents and other certificates or instruments to be delivered by such party pursuant to Section 3.4, signed by a duly authorized officer on behalf of the applicable party as provided for in the applicable document(s) being signed by each such party.

          (b)   On the Closing Date, the Company and Merger Sub I shall cause the First Merger to be consummated by filing a duly executed certificate of merger with the Secretary of State of the State of Delaware (the "Certificate of Merger") and the parties hereto shall make all other filings or recordings required by Delaware Law or other applicable Law in connection with the First Merger. The First Merger shall become effective at such time as the Certificate of Merger is duly filed in accordance with the applicable provisions of Delaware Law, or at such later time as may be stated in the Certificate of Merger (the date and time when the First Merger is effective, the "Effective Time").

          (c)   Immediately following the Effective Time, the First Surviving LLC and Merger Sub II LLC shall cause the Second Merger to be consummated by filing a duly executed certificate of merger with the Secretary of State of Delaware (the "Second Certificate of Merger") and shall make all other filings or recordings required by Delaware Law or other applicable Law in connection with the Second Merger. The Second Merger shall become effective at such time as the Second Certificate of Merger is duly filed in accordance with the applicable provisions of Delaware Law, or at such later time as may be stated in the Second Certificate of Merger (the date and time when the Second Merger is effective, the "Second Effective Time").

        2.3    Effect of the Mergers.

          (a)   At the Effective Time, the effect of the First Merger shall be as provided herein and in the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers, franchises and assets of the Company and Merger Sub I shall vest in the First Surviving LLC, and all debts, liabilities, obligations and duties of the Company and Merger Sub I shall become the debts, liabilities, obligations and duties of the First Surviving LLC.

          (b)   At the Second Effective Time, the effect of the Second Merger shall be as provided herein and in the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Second Effective Time, all the property, rights, privileges, powers, franchises and assets of the First Surviving LLC and Merger Sub II LLC shall vest in the Second Surviving LLC, and all debts, liabilities, obligations and duties of the First Surviving LLC and Merger Sub II LLC shall become the debts, liabilities, obligations and duties of the Second Surviving LLC.

        2.4    Organizational Documents.

          (a)   At the Effective Time:

              (i)  Subject to Section 7.12, the certificate of formation of the Company, as in effect immediately prior to the Effective Time, shall be the certificate of formation of the First Surviving LLC until thereafter amended as provided by Law and such certificate of formation.

             (ii)  Subject to Section 7.12, the limited liability company agreement of the Company, as in effect immediately prior to the Effective Time, shall be the limited liability company agreement of the First Surviving LLC, until thereafter amended as provided by Law and such limited liability company agreement.

          (b)   At the Second Effective Time:

              (i)  Subject to Section 7.12, the certificate of formation of Merger Sub II LLC, as in effect immediately prior to the Second Effective Time, shall be the certificate of formation of the Second Surviving LLC until thereafter amended as provided by Law and such certificate of formation.

             (ii)  Subject to Section 7.12, the limited liability company agreement of Merger Sub II LLC, as in effect immediately prior to the Second Effective Time, shall be the limited liability company agreement of the Second Surviving LLC, until thereafter amended as provided by Law and such limited liability company agreement.

            (iii)  Notwithstanding anything herein to the contrary, as promptly as practicable following the Second Effective Time, the Second Surviving LLC will change its name to IEA Energy Services LLC.

          (c)   At the Closing, the Buyer shall cause (i) the Buyer Charter to be amended and restated in the form of the Buyer A&R Charter, (ii) the Certificate of Designation to be adopted, subject in each case of clauses (i) and (ii) to the approval of the Charter Amendment Proposal, and (iii) the by-laws of Buyer to be amended and restated in the form of the Buyer A&R By-laws.

        2.5    Further Assurances.    If, at any time after the Effective Time or the Second Effective Time, the Surviving Company shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Company, its right, title or interest in, to or under any of the properties, rights, privileges, powers, franchises or assets of either the Company, Merger Sub I or Merger Sub II LLC or (b) otherwise to carry out the purposes of this Agreement, the Surviving Company and its proper officers and directors, as applicable, or their designees shall be authorized to execute and deliver, in the name and on behalf of the Company, Merger Sub I or Merger Sub II LLC, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of the Company, Merger Sub I or Merger Sub II LLC, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the properties, rights, privileges, powers, franchises or assets of the Company, Merger Sub I or Merger Sub II LLC, as applicable, and otherwise to carry out the purposes of this Agreement.

        2.6    Tax Consequences.    The parties intend that, for federal income tax purposes, the Mergers shall constitute an integrated transaction that is characterized as a merger of Company into the Buyer and that qualifies as a reorganization within the meaning of Section 368(a)(1)(A) of the Code (the "A Reorganization") and that the Buyer, Merger Sub I, Merger Sub II LLC and the Company are parties to such reorganization within the meaning of Section 368(b) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Reg. §§ 1.368-2(g) and 1.368-3(a).

ARTICLE 3

MERGER CONSIDERATION; CONVERSION OF SECURITIES

        3.1    Calculation of the Estimated Merger Consideration.    The "Estimated Merger Consideration" shall be equal to:

          (a)   $235,000,000;

          (b)   plus the Working Capital Overage, if any;

          (c)   plus the Estimated Closing Cash;

          (d)   minus the sum of:

              (i)  the Credit Facility Payoff Amount;

             (ii)  the Estimated Assumed Indebtedness Amount;

            (iii)  the Working Capital Underage, if any;

            (iv)  the RE Tax Amount Liability, if any; and

             (v)  the Seller's Representative Holdback Amount.

        The Estimated Merger Consideration shall be subject to adjustment following the Closing pursuant to Section 3.5 hereof.

        3.2    Conversion of Company Common Units.    At the Effective Time, by virtue of the First Merger and without any action on the part of the Company, Merger Sub I, the Buyer or the Seller, the Company Common Units issued and outstanding immediately prior to the Effective Time shall be collectively converted into and become the right to receive, subject to the Preferred Share Adjustment Mechanic below and the Cash Consideration Adjustment Mechanic: (a) an amount in cash equal to the Cash Consideration, (b) a number of newly-issued Buyer Common Shares equal to the quotient obtained by dividing (i) the product of (A) the Buyer Common Share Percentage multiplied by (B) the excess of (x) the Estimated Merger Consideration over (y) the Cash Consideration, by (ii) the Buyer Share Issue Price with respect to the Buyer Common Shares, (c) a number of newly-issued Buyer Preferred Shares equal to the quotient obtained by dividing (i) the product of (A) the Buyer Preferred Share Percentage multiplied by (B) the excess of (x) the Estimated Merger Consideration over (y) the Cash Consideration, by (ii) the Buyer Share Issue Price with respect to the Buyer Preferred Shares (provided, however, that, (1) the number of Buyer Preferred Shares to be issued to the Seller pursuant to this Section 3.2 shall be adjusted in accordance with clause (z) of the second proviso of Section 7.2(b)) and (2) after giving effect to the foregoing clause (1), to the extent that the aggregate value of the Buyer Common Shares that the Seller would receive at Closing based on the formula described above, before taking into account the Cash Consideration Adjustment Mechanic, would constitute less than forty percent (40%) of the Total Consideration the Seller would receive at Closing, the number of Buyer Preferred Shares the Seller receives at Closing (determined using the Buyer Share Issue Price for the Buyer Preferred Shares) shall be reduced and the amount of the Buyer Common Shares shall be correspondingly increased, so that the aggregate value of the Buyer Common Shares (determined using the Closing Price Per Share) the Seller receives at Closing is equal to forty percent (40%) of the Total Consideration the Seller receives at Closing, the adjustment in this proviso, the "Preferred Share Adjustment Mechanic"), (d) any additional amounts to which the Seller may be entitled pursuant to Section 3.5(d) and (e) the Earnout Shares, if any, in accordance with Section 3.6. For purposes hereof, (1) "Buyer Common Share Percentage" means 74.1%, and (2) "Buyer Preferred Share Percentage" means 25.9%.

        3.3    Conversion of Securities of the First Surviving LLC.    At the Second Effective Time, by virtue of the Second Merger and without any action on the part of the Buyer, the First Surviving LLC or

Merger Sub II LLC: (a) each membership interest of the First Surviving LLC issued and outstanding immediately prior to the Second Effective Time shall be canceled and retired and shall cease to exist, and no merger consideration or other consideration shall be delivered in exchange therefor; and (b) each membership interest of Merger Sub II LLC issued and outstanding prior to the Second Effective Time shall remain outstanding and shall constitute the only issued and outstanding equity interests of the Second Surviving LLC immediately after the Second Effective Time.

        3.4    Transactions to be Effected at the Closing.    At the Closing, the following transactions shall be effected:

          (a)   The Buyer shall deliver or, to the extent such amounts are to be funded with Refinancing Proceeds in accordance with Section 3.4(c), cause to be delivered:

              (i)  to the Seller, (A) by wire transfer of immediately available funds to such bank account or bank accounts designated in writing by the Seller (such designation to be made at least two (2) Business Days prior to the Closing Date), an amount in cash equal to the Cash Consideration, (B) certificates or, at the Seller's request, evidence of shares in book-entry form representing the number of newly-issued Buyer Common Shares to which the Seller is entitled pursuant to Section 3.2(b) and (C) certificates or, at the Seller's request, evidence of shares in book-entry form representing the number of newly-issued Buyer Preferred Shares to which the Seller is entitled pursuant to Section 3.2(c) ;

             (ii)  to the applicable lender(s) under the Existing Credit Facility or its designee(s), by wire transfer of immediately available funds to such bank account or bank accounts as set forth in the Payoff Letters, an amount equal to the Credit Facility Payoff Amount;

            (iii)  to the parties entitled thereto, by wire transfer of immediately available funds, the Closing Company Expenses, the Closing Buyer Expenses and any other Transaction Expenses to be paid at the Closing;

            (iv)  to the Seller's Representative, by wire transfer of immediately available funds to such bank account or bank accounts designated in writing by the Seller's Representative (such designation to be made at least two (2) Business Days prior to the Closing Date), an amount equal to the Seller's Representative Holdback Amount; and

             (v)  to the Seller or the Seller's Representative, as applicable, all of the documents required to be delivered by the Buyer, Merger Sub I and/or Merger Sub II LLC pursuant to Article 9, duly executed by the Buyer, Merger Sub I and/or Merger Sub II LLC, as applicable.

          (b)   The Company shall deliver to the Buyer (i) concurrently with the delivery of the Estimated Closing Statement, payoff letters (the "Payoff Letters") from the lender(s) under the Existing Credit Facility which authorize the release (or, to the extent that the collateral for the Existing Credit Facility is to secure the Replacement Credit Facility, the amendment) of all Encumbrances securing the Existing Credit Facility upon payment in full of the Credit Facility Payoff Amount (which Payoff Letters shall be in customary form) and (ii) all of the documents required to be delivered by the Seller, the Seller's Representative and/or the Company pursuant to Article 8, duly executed by the Seller, the Seller's Representative and/or the Company, as applicable.

          (c)   The Company shall cause the Refinancing Proceeds to be available at Closing in an amount sufficient to pay, and the parties shall cause the Refinancing Proceeds to be used for the purposes of paying, (i) Transaction Expenses, and (ii) any increase in Cash Consideration in respect of any Working Capital Overage.

          (d)   The Seller shall deliver to the Buyer:

              (i)  certificates, if any, representing all of the Company Common Units owned by the Seller, duly endorsed in blank or accompanied by limited liability company interest powers duly endorsed in blank in proper form for transfer, with appropriate transfer Tax stamps, if any, affixed or, if the Seller is unable to surrender such certificates because such certificates have been lost, mutilated or destroyed, an affidavit of loss; and

             (ii)  at least two (2) Business Days prior to the Closing Date, a good faith estimate of the Company Expenses (the "Closing Company Expenses") and any copies of invoices related thereto.

          (e)   At least two (2) Business Days prior to the Closing Date, the Buyer shall deliver to the Seller's Representative and the Company a certificate setting forth Buyer's good faith estimate of (i) the aggregate amount of cash proceeds that will be required to satisfy any exercise of the Buyer Stockholder Redemptions as of the Closing, (ii) the amount of Available Cash, (iii) the number of Buyer Common Shares and Buyer Preferred Shares outstanding as of the Closing after giving effect to the Buyer Stockholder Redemptions, the issuance of Buyer Common Shares and Buyer Preferred Shares to the Seller in accordance with Section 3.4(a)(i) and the issuance of any other capital stock or security issued in accordance with Section 7.2(b) and (iv) the fees and expenses described in clause (b) of the definition of Transaction Expenses (the "Closing Buyer Expenses") and any copies of invoices related thereto.

              (i)  At or as promptly as practicable following the Closing, the Buyer shall reimburse the Seller, by wire transfer of immediately available funds to such bank account or bank accounts designated in writing by the Seller, for any Transaction Expenses paid by the Seller prior to the Adjustment Time in full satisfaction of any liability for payment from the Company and the Company Subsidiaries with respect thereto.

        3.5    Adjustment to the Estimated Merger Consideration.

          (a)   At least three (3) Business Days prior to the Closing Date, the Company shall deliver to the Buyer a good faith estimate (the "Estimated Closing Statement") of (i) Closing Working Capital (the "Working Capital Estimate") and the resulting Working Capital Overage or Working Capital Underage, (ii) the amount of Assumed Indebtedness (the "Estimated Assumed Indebtedness Amount"), (iii) the amount of Closing Cash (the "Estimated Closing Cash") and (iv) the Credit Facility Payoff Amount, in each case, prepared in accordance with the Balance Sheet Rules, if applicable, and this Agreement. The Company shall reasonably consult with the Buyer prior to the delivery of the Estimated Closing Statement.

          (b)   Within forty-five (45) days after the Closing Date, the Buyer shall deliver to the Seller's Representative a statement of its calculation of the Closing Working Capital, the Assumed Indebtedness and the Closing Cash, in each case prepared in accordance with the Balance Sheet Rules, if applicable, and this Agreement (the "Statement"). The Buyer shall not amend, supplement or modify the Statement following its delivery to the Seller's Representative.

          (c)   The Statement shall become final and binding upon the parties on the forty-fifth (45th) day following the date on which the Statement was delivered to the Seller's Representative, unless the Seller's Representative delivers written notice of its disagreement with the Statement (a "Notice of Disagreement") to the Buyer prior to such date. If a Notice of Disagreement is received by the Buyer in a timely manner, then the Statement (as revised in accordance with this sentence) shall become final and binding upon the parties on the earlier of (A) the date the Seller's Representative and the Buyer resolve in writing any differences they have with respect to the matters specified in the Notice of Disagreement and (B) the date any disputed matters are finally resolved in writing by the Independent Accountant. During the fourteen (14)-day period following the delivery of a Notice of Disagreement, the Seller's Representative and the Buyer shall seek in good faith to resolve in writing any differences that they may have with respect to the matters specified in the Notice of Disagreement. If at the end of such fourteen (14)-day period the Seller's Representative and the Buyer have not resolved in writing the matters specified in the Notice of Disagreement, the Seller's Representative and the Buyer shall submit to the Independent Accountant for resolution, acting as an expert and in accordance with the standards set forth in this Section 3.5, only matters that remain in dispute. The Seller's Representative and the Buyer shall use reasonable efforts to cause the Independent Accountant to render a written decision resolving the matters submitted to the Independent Accountant within thirty (30) days of the receipt of such submission. The scope of the disputes to be resolved by the Independent Accountant shall be limited to fixing mathematical errors and determining whether the items disputed in the Notice of Disagreement were determined in accordance with the Balance Sheet Rules, if applicable, and this Agreement, and the Independent Accountant is not to make any other determination, including any determination as to whether the Target Working Capital, the Working Capital Estimate, the Estimated Assumed Indebtedness Amount or the Estimated Closing Cash are correct. The Independent Accountant's decision shall be based solely on written submissions by the Seller's Representative and the Buyer and their respective Representatives and not by independent review and shall be final and binding on all of the parties hereto. The Independent Accountant may not assign a value greater than the greatest value for such item claimed by either party or smaller than the smallest value for such item claimed by either party. Judgment may be entered upon the determination of the Independent Accountant in any court having jurisdiction over the party against which such determination is to be enforced. The fees and expenses of the Independent Accountant incurred pursuant to this Section 3.5 shall be allocated between the Seller's Representative (on behalf of the Seller), on the one hand, and the Company, on the other hand, based upon the percentage that the portion of the contested amount not awarded to each party bears to the amount actually contested by such party in the Notice of Disagreement. For example, if the Seller's Representative claims that the appropriate adjustments are $1,000 greater than the amount determined by Buyer and if the Independent Accountant ultimately resolves the dispute by awarding to the Seller's Representative $300 of the $1,000 contested, then the fees and expenses of the Independent Accountant will be allocated 30% (i.e., 300 ÷ 1,000) to the Company and 70% (i.e., 700 ÷ 1,000) to the Seller's Representative.

          (d)   For the purposes of this Agreement, "Final Working Capital" means the Closing Working Capital, "Final Assumed Indebtedness" means the Assumed Indebtedness and "Final Closing Cash" means the Closing Cash, in each case, as finally agreed or determined in accordance with Section 3.5(c). Following the determination of the Final Working Capital, the Final Assumed Indebtedness and the Final Closing Cash, the Estimated Merger Consideration shall be (i) increased by the Seller Adjustment Amount and (ii) decreased by the Buyer Adjustment Amount as described herein. If the Seller Adjustment Amount exceeds the Buyer Adjustment Amount, within three (3) Business Days after the Final Working Capital, the Final Assumed Indebtedness and the Final Closing Cash are determined, the Buyer shall cause the Company to pay to the Seller, by wire transfer of immediately available funds, an amount equal to such excess. If the Buyer Adjustment Amount exceeds the Seller Adjustment Amount, within three (3) Business Days after the Final Working Capital, the Final Assumed Indebtedness and the Final Closing Cash are determined, the Seller shall deliver to the Company, by wire transfer of immediately available funds, an amount equal to such excess. Upon payment of the amounts provided in this Section 3.5(d), none of the parties hereto may make or assert any claim under this Agreement for any matter included in the Final Working Capital, Final Assumed Indebtedness or Final Closing Cash. Notwithstanding anything to the contrary in this Section 3.5(d) , to the extent that, as a result of payments or adjustment under this Section 3.5, the Seller is entitled to receive incremental consideration from the Company hereunder, the consideration shall be paid in additional Buyer Common Shares to the extent necessary to comply with the proviso to the definition of Cash Consideration.

          (e)   If the Seller Adjustment Amount is equal to the Buyer Adjustment Amount, then no payments shall be made by the Buyer or the Seller pursuant to Section 3.5(d).

          (f)    Following the Closing, the Buyer shall not take any action with respect to the accounting books and records of the Company, or the items reflected thereon, on which the Statement is to be based, that is inconsistent with the Company's past practices. No actions taken by the Buyer on its own behalf or on behalf of the Company or the Company Subsidiaries on or following the Closing Date shall be given effect for purposes of determining the Closing Working Capital, the Assumed Indebtedness or the Closing Cash. During the period of time from and after the Closing Date through the final determination and payment of Final Working Capital, Final Assumed Indebtedness and Final Closing Cash in accordance with this Section 3.5, the Buyer shall afford, and shall cause the Company and the Company Subsidiaries to afford, to the Seller's Representative and the Independent Accountant, if any, and any accountants, counsel or other Representatives retained by the Seller's Representative and/or the Independent Accountant, if any, in connection with the review of Closing Working Capital, Assumed Indebtedness and Closing Cash in accordance with this Section 3.5, direct access during normal business hours upon reasonable advance notice to all the properties, books, contracts, personnel, Representatives (including the Buyer's and the Company's accountants) and records of the Buyer, the Company, the Company Subsidiaries and such Representatives (including the work papers of the Company's accountants) relevant to the review of the Statement and the calculation of Closing Working Capital, Assumed Indebtedness and Closing Cash in accordance with this Section 3.5.

        3.6    Earnout.    From and after the Closing, the Buyer shall issue to the Seller up to an additional 9,000,000 Buyer Common Shares in the aggregate (the "Earnout Shares"), which shall be fully paid (without any additional consideration from the Seller), non-assessable and free and clear of all Encumbrances other than transfer restrictions under applicable federal and state securities Laws or the Ancillary Agreements, as described in this Section 3.6 and only upon the terms and subject to the conditions set forth herein.

          (a)   As soon as practicable (and in any event no later than thirty (30) days) following receipt of audited consolidated financial statements of the Company (or, if applicable, a direct or indirect parent of the Company) for the fiscal years ended on December 31, 2018 (the "2018 Audited Financial Statements") or December 31, 2019 (the "2019 Audited Financial Statements"), as applicable, from such audited entity's certified public accountants, the Buyer shall deliver to the Seller's Representative a certificate executed by an executive officer of the Buyer setting forth the Buyer's calculation of 2018 EBITDA (the "2018 Earnout Statement") or 2019 EBITDA (the "2019 Earnout Statement", and each of the 2018 Earnout Statement and the 2019 Earnout Statement, an "Earnout Statement"), as applicable, in each case together with reasonable supporting documentation (including a copy of the 2018 Audited Financial Statements or 2019 Audited Financial Statements, as applicable, and a calculation of each component of Company EBITDA and the exclusions therefrom). The Buyer shall use reasonable best efforts to cause (x) the 2018 Audited Financial Statements to be prepared and delivered to the Company or the applicable audited entity no later than June 30, 2019 and (y) the 2019 Audited Financial Statements to be prepared and delivered to the Company or the applicable audited entity no later than June 30, 2020. If the 2018 Audited Financial Statements are not prepared by June 30, 2019 or the 2019 Audited Financial Statements are not prepared by June 30, 2020, as soon as practicable but in any event within thirty (30) days, the Buyer shall deliver to the Seller's Representative the applicable Earnout Statement, prepared based upon the Company's or the applicable entity's financial statements prepared in accordance with the accounting policies, principles, procedures, rules, practices, methodologies, categorizations, asset recognition bases, definitions, judgments and estimation techniques utilized in preparing the Audited Financial Statements, applied on a consistent basis and reasonable supporting documentation thereof (including a copy of such financial statements and a calculation of each component of Company EBITDA and the exclusions therefrom).

          (b)   Within forty-five (45) days after the receipt by the Seller's Representative of an Earnout Statement, the Seller's Representative may deliver to the Buyer a written statement either accepting such Earnout Statement or specifying any objections thereto (in which case, such written statement shall include the Seller's Representative's calculations of any disputed items or amounts and the Seller's Representative's grounds for such disagreement in reasonable detail) (an "Earnout Objections Statement"). If the Seller's Representative does not deliver an Earnout Objections Statement to the Buyer within forty-five (45) days after the Seller's Representative's receipt of an Earnout Statement, such Earnout Statement will be final and binding upon the Seller and the Buyer.

          (c)   If the Seller's Representative delivers an Earnout Objections Statement, then the Seller's Representative and the Buyer shall, during the fourteen (14) days following such delivery, seek in good faith to resolve in writing any differences that they may have with respect to the matters specified in such Earnout Objections Statement in order to determine 2018 EBITDA or 2019 EBITDA, as applicable. If the Seller's Representative and the Buyer are unable to reach such resolution during such period, then they shall promptly thereafter appoint the Independent Accountant to promptly review this Agreement and the disputed items or amounts for the purpose of calculating the actual amount of 2018 EBITDA or 2019 EBITDA, as applicable. The Independent Accountant, acting as an expert and not as an arbitrator, shall determine in accordance with this Agreement the actual amount of 2018 EBITDA or 2019 EBITDA, as applicable, and shall deliver to the Seller's Representative and the Buyer a written report setting forth such calculations. In resolving any disputed item, the Independent Accountant (i) shall be bound by the provisions of this Section 3.6 and the definitions of Company EBITDA and 2018 EBITDA or 2019 EBITDA, as applicable, (ii) shall limit its review to the disputed items submitted to the Independent Accountant for resolution and (iii) shall further limit its review solely to whether the applicable Earnout Statement has been prepared in accordance with this Section 3.6 or contains any mathematical error. The determination of any disputed items cannot, however, be in excess of, or less than, the greatest or lowest value, respectively, claimed for any such item in the applicable Earnout Statement or Earnout Objections Statement. Such report shall be final and binding upon the Seller and the Buyer, absent manifest error. The fees, costs and expenses of the Independent Accountant shall be allocated between the Seller's Representative (on behalf of the Seller), on the one hand, and the Company, on the other hand, based upon the percentage that the portion of the contested amount not awarded to each party bears to the amount actually contested by such party in the Earnout Objections Statement. For example, if the Seller's Representative claims that the appropriate adjustments are $1,000 greater than the amount determined by Buyer and if the Independent Accountant ultimately resolves the dispute by awarding to the Seller's Representative $300 of the $1,000 contested, then the fees and expenses of the Independent Accountant will be allocated 30% (i.e., 300 ÷ 1,000) to the Company and 70% (i.e., 700 ÷ 1,000) to the Seller's Representative.

          (d)   During the period of time from and after delivery of an Earnout Statement through the final determination of 2018 EBITDA or 2019 EBITDA, as applicable, in accordance with this Section 3.6, the Buyer shall afford, and shall cause the Company and the Company Subsidiaries to afford, to the Seller's Representative and the Independent Accountant, if any, and any accountants, counsel or other Representatives retained by the Seller's Representative and/or the Independent Accountant, if any, direct access during normal business hours upon reasonable advance notice, to all properties, books, contracts, personnel, Representatives (including the Buyer's and the Company's accountants) and records of the Buyer, the Company, the Company Subsidiaries and such Representatives (including the work papers of the Buyer's and the Company's accountants)

  relevant to the review of the applicable Earnout Statement and the calculation of 2018 EBITDA or 2019 EBITDA, as applicable, in accordance with this Section 3.6.

          (e)   As used herein, (i) "Final 2018 EBITDA" means (x) if the Seller's Representative fails to deliver an Earnout Objections Statement with respect to the 2018 Earnout Statement in accordance with Section 3.6(b), the 2018 EBITDA as set forth in the 2018 Earnout Statement, or (y) if a dispute between the Seller's Representative and the Buyer with respect to 2018 EBITDA is resolved by resolution of the Buyer and the Seller's Representative or by submission of any remaining disputes to the Independent Accountant, as contemplated by this Section 3.6, 2018 EBITDA as so resolved, and (ii) "Final 2019 EBITDA" means (x) if the Seller's Representative fails to deliver an Earnout Objections Statement with respect to the 2019 Earnout Statement in accordance with Section 3.6(b), the 2019 EBITDA as set forth in the 2019 Earnout Statement, or (y) if a dispute between the Seller's Representative and the Buyer with respect to 2019 EBITDA is resolved by resolution of the Buyer and the Seller's Representative or by submission of any remaining disputes to the Independent Accountant, as contemplated by this Section 3.6, 2019 EBITDA as so resolved.

          (f)    If Final 2018 EBITDA equals or exceeds $65,000,000, then the Buyer shall promptly (but in any event within five (5) Business Days following the determination of Final 2018 EBITDA) deliver to the Seller certificates or, at the Seller's request, evidence of shares in book-entry form representing (i) 1,000,000 Buyer Common Shares, and (ii) an additional number of Buyer Common Shares equal to the product of (x) 250,000 multiplied by (y) a fraction, (A) the numerator of which is the amount by which Final 2018 EBITDA exceeds $65,000,000 and (B) the denominator of which is $1,000,000; provided, however, that (1) if the Buyer or any of its Subsidiaries acquires one or more business enterprises, divisions or lines of business with an aggregate purchase price in excess of $10,000,000 following the Closing and prior to December 31, 2018, in accordance with the Investor Rights Agreement, all or any portion of the revenue of which is included in the calculation of Final 2018 EBITDA, then in no event shall the number of Buyer Common Shares issuable by the Buyer to the Seller pursuant to this Section 3.6(f) exceed 6,000,000 Buyer Common Shares in the aggregate, and (2) if no such acquisition is taken into account in the calculation of Final 2018 EBITDA, in no event shall the number of Buyer Common Shares issuable by the Buyer to the Seller pursuant to this Section 3.6(f) exceed 9,000,000 Buyer Common Shares in the aggregate. For the avoidance of doubt, if 2018 EBITDA is less than $65,000,000, then no Buyer Common Shares will be issuable to the Seller under this Section 3.6(f).

          (g)   If Final 2019 EBITDA equals or exceeds $90,000,000, then the Buyer shall promptly (but in any event within five (5) Business Days following the determination of Final 2019 EBITDA) deliver to the Seller certificates or, at the Seller's request, evidence of shares in book-entry form representing (i) 1,000,000 Buyer Common Shares, and (ii) an additional number of Buyer Common Shares equal to the product of (x) 250,000 multiplied by (y) a fraction, (A) the numerator of which is the amount by which Final 2019 EBITDA exceeds $90,000,000 and (B) the denominator of which is $1,000,000; provided, however, that in no event shall the number of Buyer Common Shares issuable by the Buyer to the Seller pursuant to Section 3.6(f), together with the number of Buyer Common Shares issuable by the Buyer to the Seller pursuant to this Section 3.6(g), exceed 9,000,000 Buyer Common Shares in the aggregate. For the avoidance of doubt, if 2019 EBITDA is less than $90,000,000, then no Buyer Common Shares will be issuable to the Seller under this Section 3.6(g).

          (h)   The Buyer shall give the Seller's Representative written notice of the occurrence of any Change of Control or entry into a definitive agreement with respect thereto, in each case promptly following the Buyer's obtaining actual knowledge thereof. Notwithstanding anything to the contrary in this Section 3.6, if a Change of Control occurs (i) on or prior to December 31, 2019, then all contingencies to the payments under Section 3.6(f) and Section 3.6(g) shall be deemed satisfied and, immediately prior to the occurrence of such Change of Control, the Buyer shall promptly issue to the Seller an aggregate number of Buyer Common Shares equal to 9,000,000 Buyer Common Shares less any Buyer Common Shares previously issued to the Seller in accordance with this Section 3.6 or (ii) after December 31, 2019 but prior to the determination of Final 2019 EBITDA, Buyer shall cause the successor or acquiring Person to assume all of Buyer's obligations hereunder, and the Seller shall be entitled to receive any cash, securities or other property receivable upon such Change of Control if the Earnout Shares with respect to the Final 2019 EBITDA were outstanding immediately prior to such Change of Control.

          (i)    During the period from the date hereof through the date of the determination of Final 2019 EBITDA and the issuance of any Buyer Common Shares, if any, required in accordance with this Section 3.6, the Buyer shall and shall cause its Subsidiaries to:

              (i)  reserve for issuance a sufficient number of unissued Buyer Common Shares to permit the Buyer to satisfy its issuance obligations set forth in this Section 3.6 and take all actions required to increase the authorized number of Buyer Common Shares if at any time there shall be insufficient unissued Buyer Common Shares to permit such reservation;

             (ii)  keep books and records of the Company and the Company Subsidiaries in a manner to enable the calculation of Company EBITDA hereunder;

            (iii)  operate the business of the Company and the Company Subsidiaries in a commercially reasonable manner and solely through the Company and the Company Subsidiaries;

            (iv)  other than in connection with a Change of Control, which shall be governed by Section 3.6(h), not sell, assign, lease or otherwise transfer (directly or indirectly, in a single transaction or a series of related transactions) all or a portion of the assets or business of the Company or any Company Subsidiary or any line of business or division (or any rights therein), to any Person (other than the Company or a wholly-owned Company Subsidiary), other than (x) sales of assets the aggregate value of which is less than $5,000,000 and (y) sales of assets acquired after the Closing to the extent the Buyer's Board of Directors reasonably determines such assets are not core to the business conducted by the Company and the Company Subsidiaries as of the Closing; provided, that if assets are sold pursuant to the foregoing clause (y), Company EBITDA for the 2018 Fiscal Year or 2019 Fiscal Year, as applicable, shall be increased (without duplication to any adjustment that occurred pursuant to the definition of "Company EBITDA") by an amount equal to the capital charge relating to such sold assets described in clause (d) of the definition of the term "Company EBITDA" in Section 1.1;

             (v)  not enter into or permit to exist any agreement, arrangement or understanding that would restrict or prevent issuance of the Buyer Common Shares to the Seller when due in accordance with this Section 3.6; and

            (vi)  not take any actions (including accelerating expenses or delaying revenues) outside the ordinary course of business for the purpose, whether primary or otherwise, of avoiding or reducing the payments contemplated by Section 3.6(f) or Section 3.6(g);

  provided, however, that (x) the foregoing shall not prohibit the Buyer and its Subsidiaries from continuing to operate the current businesses of the Company and the Company Subsidiaries, as conducted on the date hereof or the Closing and (y) in no event shall Buyer be deemed to have taken or failed to take any action in violation of (iii) or (vi) of the foregoing to the extent such action or failure to take action (A) was not approved by the Buyer's Board of Directors or (B) was approved or consented to by a majority of the GFI Designees (as defined in the Investor Rights Agreement).

          (j)    The Buyer shall take such actions as are reasonably requested by the Seller to evidence the issuances pursuant to this Section 3.6, including through delivery of duly and validly executed certificates representing the Seller's Earnout Shares.

          (k)   The parties further agree that:

              (i)  The payment of any Earnout Shares under this Section 3.6, if any, shall be treated by the parties for federal, state and local income tax purposes (whether foreign or domestic) as an adjustment to the Estimated Merger Consideration issued in the Mergers except as otherwise required by a change in applicable Law after the date hereof or a Final Determination; and

             (ii)  Any payment of Earnout Shares pursuant to this Section 3.6 shall be treated as comprised of two components, respectively, a principal component and an interest component, the amounts of which shall be determined as provided in Section 1.483-4(b) of the Treasury Regulations (including example 2), using the 3-month test rate of interest provided for in Section 1.1274-4(a)(1)(ii) and employing the semi-annual compounding period. The parties shall treat the principal component as received on a tax-deferred basis as additional consideration received in the A Reorganization in a manner consistent with Revenue Procedure 84-42, 1984-1 CB 521 on their Tax Returns, except as otherwise required by a change in applicable law after the date hereof or a Final Determination. With respect to any Earnout Share payment made pursuant to this Section 3.6 to the Seller, shares representing the principal component (with a value equal to the principal component) and shares representing the interest component (with a value equal to the interest component) shall be represented by separate certificates or book-entries, as applicable.

          (l)    The Seller acknowledges that (i) achievement of the targets for 2018 EBITDA and 2019 EBITDA set forth herein is speculative in nature and subject to numerous factors outside Buyer's control; (ii) the contingent rights to receive the Earnout Shares shall not be represented by any form of certificate or other instrument and are not guaranteed or secured in any fashion, and (iii) Seller shall not have any rights as a stockholder or other securityholder of Buyer or any of its Affiliates in respect of the Earnout Shares as a result of Seller's contingent right to receive the Earnout Shares until the Earnout Shares are required to be issued pursuant to the terms of this Section 3.6.

        3.7    Equitable Adjustments.    If at any time following the execution and delivery of this Agreement, any change in the number of outstanding Buyer Common Shares shall occur as a result of any stock split (including a reverse stock split) or combination, any reclassification, any stock dividend or stock distribution (including any dividend or distribution of securities convertible into or exchangeable for Buyer Common Shares) or similar transaction, then in each such case, the number of Buyer Common Shares issued to the Seller at Closing, the Buyer Share Issue Price and the number of Earnout Shares, if any, required to be issued to the Seller pursuant to the terms of this Agreement shall be equitably adjusted to reflect such change.

        3.8    Tax Withholding.    Buyer shall be entitled to deduct and withhold from the Total Consideration, or any other payment payable pursuant to this Agreement (including the Earnout Shares), such amounts as may be required to be deducted and withheld under any provision of federal, state, local or non-U.S. Tax Law and to request any necessary tax forms or information, including Form W-9 or appropriate series of Form W-8, as applicable, or any similar information. To the extent that amounts are so deducted, withheld, and timely paid to the appropriate Tax authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction, withholding and payment was made. Except with respect to compensation payments to employees or other similar payments, and provided the Buyer timely receives the applicable tax forms and information described in this Section 3.8 and the certificate provided for in

Section 7.18, Buyer is not aware of any withholding Taxes that may become due and payable in connection with the payment of the Total Consideration pursuant to this Agreement. With respect to any payment of the Total Consideration (other than compensation payments described in the preceding sentence), Buyer shall provide prompt written notice of its intention to deduct and withhold such amounts to the Person in respect of whom such withholding is to be made of the amount of such Tax and the basis upon which such withholding is required. Buyer shall cooperate with Seller in good faith and use commercially reasonable efforts to obtain exemptions from, or reductions of, any Taxes required to be withheld from payments to this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE SELLER

        Except as set forth in the disclosure schedules delivered by or on behalf of the Seller and the Company to the Buyer on the date hereof concurrently with the execution of this Agreement (the "Company Disclosure Schedules"), the Seller hereby represents and warrants as follows:

        4.1    Organization.    The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller does not own or hold for use any assets reflected in the Financial Statements or used in the operation of the businesses of the Company and the Company Subsidiaries, including any assets or properties relating to IEA Management Services, Inc., other than (i) cash and cash equivalents, (ii) equity interests of the Company being converted into the right to receive the Estimated Merger Consideration, (iii) rights, if any, to payment pursuant to Section 3.5 and to Earnout Shares pursuant to Section 3.6, and (iv) rights incidental to its existence.

        4.2    Authority; Binding Obligation.    The Seller has all requisite organizational power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which the Seller is a party and to consummate the transactions contemplated hereby and thereby. The execution by the Seller of this Agreement and the Ancillary Agreements to which the Seller is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all required limited liability company action on the part of the Seller, and no other proceedings on the part of the Seller are required to authorize this Agreement, such Ancillary Agreements or the consummation of the transactions contemplated hereby or thereby. This Agreement and each Ancillary Agreement to which the Seller is a party has been, or in the case of the Ancillary Agreements will be at Closing, duly executed and delivered by the Seller and assuming that this Agreement or such Ancillary Agreement constitutes the legal, valid and binding obligation of the other parties thereto, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except to the extent that the enforceability thereof may be limited by: (a) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (b) general principles of equity (collectively, the "Equitable Exceptions").

        4.3    No Defaults or Conflicts.    Neither the execution and delivery of this Agreement or any Ancillary Agreement to which the Seller is a party, the consummation of the transactions contemplated hereby or thereby by the Seller or the performance by the Seller of its obligations hereunder or thereunder (a) results in any violation of the applicable organizational documents of the Seller; (b) conflicts with, or results in a material breach of any of the terms or provisions of, or constitutes a material default under any material agreement or instrument to which the Seller is a party or by which it is bound or to which the Company Common Units owned by the Seller are subject; or (c) violates any existing applicable material Law, judgment, order or decree of any Governmental Authority having jurisdiction over the Seller or the Company Common Units owned by the Seller.

        4.4    No Governmental Authorization Required; Consents.    Except for applicable requirements of Antitrust Laws, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by the Seller in connection with the due execution, delivery and performance of this Agreement or any Ancillary Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby or thereby; provided, however, that no representation or warranty is made with respect to authorizations, approvals, notices or filings with any Governmental Authority or any other Person that, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to be material to the Seller, constitute a material violation of Law or reasonably be expected to materially impair or delay the ability of the Seller to consummate the Mergers and the other transactions contemplated by this Agreement or any Ancillary Agreement to which the Seller is a party.

        4.5    Company Common Units.    As of the date hereof, the Seller is the record and beneficial owner of the equity interests set forth opposite the name of the Seller on Section 4.5 of the Company Disclosure Schedules, and the equity interests set forth on Section 4.5 of the Company Disclosure Schedules represent all of the issued and outstanding equity interests of the Company. Other than the equity interests of the Company set forth opposite the name of the Seller on Section 4.5 of the Company Disclosure Schedules, the Seller has no other equity interests or rights to acquire equity interests in the Company or the Company Subsidiaries as of the date hereof. As of immediately prior to the Closing, the Company Common Units represent 100% of the total voting power and economic rights with respect to the Company's equity interests and the Seller will have good and valid title to the Company Common Units set forth opposite the name of the Seller on Section 4.5 of the Company Disclosure Schedules, free and clear of all Encumbrances, except (i) Permitted Encumbrances against such Company Common Units all of which will be discharged at or prior to the Closing, (ii) Encumbrances on transfer imposed under applicable securities Laws and (iii) Encumbrances created by the Buyer's or its Affiliates' acts.

        4.6    Litigation.    As of the date of this Agreement, there are no Actions pending or, to the Knowledge of the Seller, threatened against the Seller, before any Governmental Authority that would prevent, impair or delay the Seller from consummating the transactions contemplated by this Agreement.

        4.7    Proxy Statement.    None of the information relating to the Seller supplied by the Seller, or by any other Person acting on behalf of the Seller, in writing which is included in the Proxy Statement will, as of the date that the Proxy Statement (or any amendment or supplement thereto) is first mailed to the Buyer's stockholders or at the time of the Buyer Stockholders Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Seller makes no representation, warranty, or covenant with respect to (x) any information supplied by the Buyer or the Company, or by any other Person acting on behalf of the Buyer or the Company, for inclusion in the Proxy Statement, or (y) any projections or forecasts included in the Proxy Statement.

        4.8    Brokers.    Other than FMI Capital Advisors, Inc., the fees and expenses of which will constitute Company Expenses, no broker, finder or similar intermediary has acted for or on behalf of the Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement with the Seller or any action taken by the Seller.

        4.9    Investment Purpose.    The Seller is entering into the Mergers and the other transactions contemplated by this Agreement for the purpose of investment and not with a view to, or for resale in connection with, the distribution of any Buyer Common Shares or Buyer Preferred Shares in violation of applicable federal, state or provincial securities Laws. The Seller acknowledges that the issuance of the Buyer Common Shares or Buyer Preferred Shares contemplated by this Agreement have not been registered under the Securities Act of 1933 (the "Securities Act") or any state securities Laws, and that the Buyer Common Shares or Buyer Preferred Shares may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act, pursuant to an exemption from the Securities Act or in a transaction not subject thereto. The Seller represents that it is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D of the Securities Act.

        4.10    Legends.    Seller understands that each certificate representing Buyer Common Shares and Buyer Preferred Shares shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Buyer Common Shares and Buyer Preferred Shares):

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES BLUE SKY LAWS ("BLUE SKY LAW") AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE BLUE SKY LAW OR UNLESS SUCH SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION THEREUNDER (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS).

        4.11    No Outside Reliance.    Each of the Seller and the Seller's Representative acknowledges that it and their respective Representatives have been permitted satisfactory access to the books and records, facilities, equipment, Tax Returns, contracts, insurance policies (or summaries thereof) and other properties and assets of the Buyer that it and their respective Representatives have desired or requested to see or review, and that it and their respective Representatives have had a satisfactory opportunity to meet with the officers and employees of the Buyer to discuss the business of the Buyer. Each of the Seller and the Seller's Representative acknowledges that neither the Buyer nor any other Person has made any representation or warranty, express or implied, written or oral, as to the accuracy or completeness of any information that the Buyer furnished or made available to the Seller, the Seller's Representative or any of their respective Representatives, except as expressly set forth in Article 6 of this Agreement, and neither the Buyer nor any other Person (including any officer, director, employee, member or partner of Buyer) shall have or be subject to any liability (whether in contract or tort, under applicable securities Laws or otherwise) to the Seller or the Seller's Representative, based upon any information, documents or materials made available to the Seller or the Seller's Representative or resulting from the use by the Seller or the Seller's Representative of any information, documents or material made available to the Seller or the Seller's Representative, in each case in any "data rooms," management presentations, due diligence or in any other form in expectation of the transactions contemplated hereby; provided, however, that nothing in this Section 4.11 is intended to limit or modify the representations and warranties contained in Article 6 which the Buyer acknowledges the Seller and the Seller's Representative are relying on in executing and delivering this Agreement. Each of the Seller and the Seller's Representative acknowledges that, except for the representations and warranties contained in Article 6, neither the Buyer nor any other Person has made, and the Seller and the Seller's Representative have not relied on, any other express or implied representation or warranty by or on behalf of the Buyer, including any implied representation or warranty as to value, condition, capacity, merchantability, environmental condition or suitability. Each of the Seller and the Seller's Representative acknowledges that neither the Buyer nor any other Person, directly or indirectly, has made, and the Seller and the Seller's Representative have not relied on, any representation or warranty regarding the pro-forma financial information, budgets, estimates, projections, business plans, forecasts or other forward-looking statements of the Buyer (including the reasonableness of the assumptions underlying such information, budgets, estimates, projections, business plans, forecasts or forward-looking statements), and neither the Seller's Representative nor the Seller will make or have any claim with respect thereto. Notwithstanding the foregoing, this Section 4.11 shall not (and shall not be deemed to) limit any claim based on Fraud.

        4.12    Exclusivity of Representations.    The representations and warranties made by the Seller in this Agreement are the exclusive representations and warranties made by the Seller. The Seller hereby disclaims any other express or implied representations or warranties. The Seller is not, directly or indirectly, making any representations or warranties regarding pro-forma financial information, financial projections or other forward-looking statements of the Company or the Company Subsidiaries.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in the Company Disclosure Schedules, the Company hereby represents and warrants to Buyer as follows:

        5.1    Organization and Qualification.    The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and each Company Subsidiary is duly incorporated or organized, as applicable, validly existing and in good standing (or the equivalent thereof) under the laws of the state of its organization, except, in each case, where the failure to be so organized, existing and in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or reasonably be expected to materially impair or delay the Company's ability to consummate the transactions contemplated by this Agreement or any Ancillary Agreements to which the Company is a party. The Company and each Company Subsidiary have all requisite organizational power and authority to own, lease and operate their respective properties and carry on their business as presently owned or conducted, except where the failure to have such power or authority would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or reasonably be expected to materially impair or delay the Company's ability to consummate the transactions contemplated by this Agreement or any Ancillary Agreements to which the Company is a party. The Company and each Company Subsidiary have been qualified, licensed or registered to transact business as a foreign corporation or limited liability company, as applicable, and is in good standing (or the equivalent thereof) in each jurisdiction in which the ownership or lease of property or the conduct of their business requires such qualification, license or registration, except where the failure to be so qualified, licensed or registered or in good standing (or the equivalent thereof) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or reasonably be expected to materially impair or delay the Company's ability to consummate the transactions contemplated by this Agreement or any Ancillary Agreements to which the Company is a party. The Company has made available to the Buyer true, complete and correct copies of the limited liability company agreement, or equivalent organizational documents, for the Company and each Company Subsidiary as in effect on the date hereof and no amendments thereto are pending. The minute books for the three (3) years preceding the date of this Agreement of each of the Company and Company Subsidiaries have been made available to Buyer on or prior to the date hereof and are true, complete and correct.

        5.2    Capitalization of the Company.

          (a)   Section 5.2(a) of the Company Disclosure Schedules sets forth a complete and accurate list of the authorized, issued and outstanding equity interests of the Company as of the date hereof. Other than the equity interests set forth on Section 5.2(a) of the Company Disclosure Schedules, there are no other equity interests of the Company authorized, issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, derivatives, rights (including any preemptive rights), calls, commitments or agreements relating to the equity interests of the Company, to which the

  Company or any of the Company Subsidiaries is a party or is bound requiring the issuance, delivery or sale of equity interests of the Company. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the equity interests of the Company to which the Company is a party or is bound. The Company has no authorized or outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible into, exchangeable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the equityholders of the Company on any matter. There are no contracts to which the Company is a party or by which it is bound to (x) repurchase, redeem or otherwise acquire any equity interests of the Company or (y) vote or dispose of any equity interests of the Company. There are no revocable or irrevocable proxies and no voting agreements with respect to any equity interests of the Company.

          (b)   All of the issued and outstanding equity interests of the Company as of the date hereof are duly authorized, validly issued, fully paid and free of any preemptive rights in respect thereto and none of the issued and outstanding equity securities of the Company was issued in violation of any rights (including preemptive rights), agreements, arrangements or commitments, in each case to which the Company is a party or by which it is bound, or Law.

        5.3    Subsidiaries.

          (a)   Section 5.3(a) of the Company Disclosure Schedules sets forth a complete and accurate list of the name and jurisdiction of each of the Company's Subsidiaries (each a "Company Subsidiary," and collectively, the "Company Subsidiaries") and the authorized, issued and outstanding capital stock or other equity interests, as applicable, of each Company Subsidiary. Each of the issued and outstanding shares of capital stock or other equity interests, as applicable, of each Company Subsidiary is duly authorized, validly issued, fully paid and non-assessable (to the extent applicable) and is directly owned of record by the Company or a Company Subsidiary or such other Person(s) set forth opposite the name of such Company Subsidiary on Section 5.3(a) of the Company Disclosure Schedules, free and clear of any Encumbrances other than (i) Permitted Encumbrances, (ii) Encumbrances on transfer imposed under applicable securities Law and (iii) Encumbrances created by the Buyer's or its Affiliates' acts. Other than as set forth on Section 5.3(a) of the Company Disclosure Schedules, there is no other capital stock or equity securities of any Company Subsidiary authorized, issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, derivatives, rights (including any preemptive rights), stock appreciation rights, calls, commitments or agreements to which any Company Subsidiary is a party or may be bound requiring the issuance, delivery or sale of shares of capital stock or equity securities of any Company Subsidiary. The equity interests set forth on Section 5.3(a) of the Company Disclosure Schedules represent 100% of the total voting power and economic rights with respect to the Company Subsidiaries' equity interests on a fully diluted basis. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the capital stock of, or other equity or voting interest in, any Company Subsidiary to which the Company or a Company Subsidiary is bound. No Company Subsidiary has any authorized or outstanding bonds, debentures, notes or other indebtedness, the holders of which have the right to vote (or convertible into, exchangeable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the equityholders of such Company Subsidiary on any matter. There are no contracts to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary is bound to (x) repurchase, redeem or otherwise acquire any shares of the capital stock of, or other equity or voting interest in, any Company Subsidiary or (y) vote or dispose of any shares of the capital stock of, or other equity or voting interest in, any Company Subsidiary. There are no revocable or irrevocable proxies and no voting agreements with respect to any shares of the capital stock of, or other equity or voting interest in, any Company Subsidiary. None of the outstanding equity securities of any Company Subsidiary was issued in violation of any rights (including preemptive rights), agreements, arrangements or commitments, in each case to which the applicable Company Subsidiary is a party or by which it is bound, or Law.

          (b)   Neither the Company nor any Company Subsidiary owns, directly or indirectly, or has any contract to acquire, any capital stock of, or equity ownership or voting interest in or business of, any Person (other than a Company Subsidiary).

        5.4    Authority; Binding Obligation.    The Company has all requisite organizational power and authority to execute, deliver and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all required limited liability company action on the part of the Company and no other proceedings on the part of the Company are required to authorize this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements to which it is a party have been, or will be at Closing, duly executed and delivered by the Company and, assuming that this Agreement and the Ancillary Agreements to which it is a party constitutes the legal, valid and binding obligation of the other parties thereto, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions.

        5.5    No Defaults or Conflicts.    The execution and delivery of this Agreement and the Ancillary Agreements to which the Company is a party and the consummation of the transactions contemplated hereby and thereby by the Company and performance by the Company of its obligations hereunder and thereunder do not (a) result in any violation of the limited liability company agreement, or equivalent organizational documents, of the Company or any Company Subsidiary; (b) conflict with, result in a breach of, create in any party thereto the right to terminate or cancel, accelerate, require any consent under, require the offering or making of any payment or redemption under, or result in the creation or imposition of any Encumbrance (other than a Permitted Encumbrance) on any property or asset of the Company or any of the Company Subsidiaries under any of the terms or provisions of, or constitute a default under any Material Contract; or (c) violate any existing applicable Law, judgment, order or decree of any Governmental Authority having jurisdiction over the Company, the Company Subsidiaries or any of their respective properties; provided, however, that no representation or warranty is made in the foregoing clauses (b) with respect to matters that would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.

        5.6    No Governmental Authorization Required; Consents.    Except for (a) applicable requirements of Antitrust Laws and (b) the consents, approvals, notices and filings listed on Section 5.6 of the Company Disclosure Schedules, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person will be required to be obtained or made by the Company in connection with the due execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which the Company is a party and the consummation by the Company of the transactions contemplated hereby and thereby provided, however, that no representation or warranty is made with respect to authorizations, approvals, notices or filings with any Governmental Authority or any other Person that, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, constitute a material violation of Law or reasonably be expected to materially impair or delay the ability of the Company or the Company Subsidiaries to consummate the Mergers and the other transactions contemplated by this Agreement or any Ancillary Agreement to which the Company or such Company Subsidiary is a party.

        5.7    Financial Statements.

          (a)   Section 5.7(a) of the Company Disclosure Schedules sets forth true, complete and accurate copies of the Financial Statements. The consolidated balance sheets included in the Financial Statements fairly present, in all material respects, the consolidated financial position of IEA and its Subsidiaries as of their respective dates, and the related statements of operations, equity and cash flows included in the Financial Statements, fairly present (respectively), in all material respects, the results of their consolidated operations, equity and cash flows for the periods indicated, in each case, in accordance with GAAP applied on a consistent basis, except as noted therein and subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments and the absence of related notes. The Financial Statements, including the footnotes thereto, have been prepared from the books and records of IEA and the Company.

          (b)   Except (i) as set forth in (x) the estimates delivered to the Buyer by the Company pursuant to Section 3.5(a), (y) the Financial Statements or (z) the Company Disclosure Schedules, (ii) for liabilities incurred in the ordinary course of business, consistent with past practice, since the date of the Interim Balance Sheet and (iii) as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and the Company Subsidiaries do not have any liabilities, debts or obligations, whether asserted or unasserted, accrued or unaccrued, liquidated or unliquidated, absolute or contingent, matured or unmatured or otherwise.

          (c)   The Company maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (d)   If IEA or the Company were to file a registration statement under the Securities Act, they would qualify as "emerging growth companies."

        5.8    Intellectual Property.

          (a)   Section 5.8(a) of the Company Disclosure Schedules sets forth all material Intellectual Property owned by the Company or any Company Subsidiary that is registered (including Internet domain names) or subject to a pending application for registration or issuance (collectively, the "Owned Intellectual Property"). The Owned Intellectual Property is subsisting, valid and enforceable.

          (b)   The Company or a Company Subsidiary, as applicable, owns, is licensed to use or otherwise has the right to use all Intellectual Property material to the operation of the business of the Company and the Company Subsidiaries, taken as a whole, as of the date hereof, free and clear of any Encumbrances other than Permitted Encumbrances and subject to IP Licenses.

          (c)   To the Knowledge of the Company, the conduct of the business of the Company and the Company Subsidiaries as currently conducted does not infringe upon or misappropriate the Intellectual Property rights of any third party. No claim is pending or asserted in writing against any Company or any Company Subsidiary that the conduct of the business of the Company and the Company Subsidiaries as currently conducted infringes upon or misappropriates any material Intellectual Property rights of a third party, except for any infringement or misappropriation that would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.

          (d)   To the Knowledge of the Company, no Person is infringing or violating any of the Owned Intellectual Property in any material respect.

          (e)   The Company and each Company Subsidiary has taken commercially reasonable measures to protect the confidentiality of its material proprietary trade secrets.

        5.9    Compliance with Laws.

          (a)   The Company and each Company Subsidiary is, and for a period of three (3) years prior to the date hereof, has been, in compliance with all applicable Laws, except for such violations that would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.

          (b)   The business of the Company and the Company Subsidiaries, is and, for a period of three (3) years prior to the date hereof, has been, conducted in compliance with all applicable financial recordkeeping and reporting requirements relating to anti-money laundering laws and rules and regulations thereunder. Neither the Company nor any of the Company Subsidiaries has received any written notice of any Action against it alleging any failure to comply in any material respect with any such Laws. No Action by or before any Governmental Authority involving the Company or any Company Subsidiary is pending or, to the Knowledge of the Company, has been threatened with respect to such financial and anti-money laundering laws. As of the date hereof, neither the Company nor any Company Subsidiary has received written notice of violation or investigation by or before any Governmental Authority involving the Company or any Company Subsidiary with respect to such financial and anti-money laundering laws.

          (c)   For a period of three (3) years prior to the date hereof, neither the Company nor the Company Subsidiaries nor any of their respective directors nor officers, nor, to the Knowledge of the Company, any employees, managers, owners or other fiduciaries of the Company or the Company Subsidiaries or other Person acting on their behalf, has paid, offered, promised, provided or authorized, or solicited or received, the payment, contribution, gift, bribe, rebate, payoff, kickback, inducement or other remuneration, of money or anything of value, directly or indirectly, to any government official, government employee, political party, political party official, candidate for public office, or officer or employee of a public international organization for the purpose of illegally influencing any official act or decision or to secure an improper advantage in order to obtain or retain business. The Company and the Company Subsidiaries have implemented and maintained effective internal controls reasonably designed to prevent and detect such violations. No Action by or before any Governmental Authority involving the Company or the Company Subsidiaries with respect to such anti-corruption laws is pending or, to the Knowledge of the Company, has been threatened. As of the date hereof, neither the Company nor any Company Subsidiary has received written notice of violation or investigation by or before any Governmental Authority involving the Company or any Company Subsidiary with respect to such anti-corruption laws.
        5.10    Licenses.    The Company and each Company Subsidiary has, and for a period of three (3) years prior to the date hereof, has had, all material consents, authorizations, registrations, qualifications, certificates, licenses, permits and rights (collectively, "Licenses") necessary for the lawful conduct of the Company's and each Company Subsidiary's businesses as conducted at such time or on the date hereof, as applicable, or the lawful ownership of properties and assets or the operation of their businesses as conducted at such time or on the date hereof, as applicable. All such Licenses are in full force and effect, and there has occurred no default or non-compliance under any License by the Company or any Company Subsidiary, in each case except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. There is no Action pending or, to the Knowledge of the Company, threatened that would reasonably be expected to result in the termination, revocation, suspension, or restriction of any

License, or the imposition of any material fine, material penalty or other material sanctions for violation of any legal or regulatory requirements relating to any License. None of the Licenses will be terminated as a result of, or in connection with, the consummation of the transactions contemplated by this Agreement or by the Ancillary Agreements, except where the termination of such Licenses would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole.

        5.11    Material Contracts.

          (a)   Section 5.11(a) of the Company Disclosure Schedules lists, as of the date hereof, and true, correct and complete copies have been made available to the Buyer of, all written contracts, agreements and instruments (other than Company Plans, Leases purchase orders and written contracts, agreements and instruments entered into with any Governmental Authority where the Governmental Authority is the purchaser and the services being contracted for are engineering and contracting services provided by the Company or a Company Subsidiary in the ordinary course of business) to which the Company or any Company Subsidiary is a party or to which their respective assets, property or business are bound or subject as of the date hereof (such contracts so disclosed or required to be so disclosed, collectively, the "Material Contracts"; provided that for purposes of this clause (a), any contract or group of related contracts with the same party or group of affiliated parties shall be treated as a single contract in determining the dollar value of such contract(s) in relation to any dollar thresholds herein), which:

              (i)  (x) the Company or any Company Subsidiary has made payments under of more than $500,000 in the twelve (12) calendar months ended December 31, 2016 (excluding payments to subcontractors and/or suppliers to the extent such threshold is calculated on a project-by-project basis with respect to each such subcontractor and supplier), or (y) the Company or any Company Subsidiary has received payments pursuant to of more than $1,000,000 in the twelve (12) calendar months ended December 31, 2016, in each case, except for any contract, agreement or instrument that may be cancelled without penalty or termination payments by the Company or any Company Subsidiary upon notice of 60 days or less;

             (ii)  relate to providing for Indebtedness or granting of any Encumbrance, or mortgaging, pledging or otherwise placing an Encumbrance (in each case, other than Permitted Encumbrances) on any of the assets of the Company or the Company Subsidiaries;

            (iii)  are guaranties of any obligation for borrowed money or other material guaranty of obligations of Persons other than the Company or any Company Subsidiary;

            (iv)  are stock purchase, stock option or similar plans;

             (v)  are partnership, joint venture or similar agreements (other than any organizational documents of the Company or the Company Subsidiaries);

            (vi)  relate to acquisitions or dispositions (whether by merger, sale of equity interests, sale of assets or otherwise) of the assets of the Company or any Company Subsidiary or similar business combination transaction pursuant to which the Company or any Company Subsidiary has an outstanding obligation to pay any purchase price thereunder or has other obligations or liabilities thereunder that would survive the Closing;

           (vii)  restrict the Company or any Company Subsidiary from (A) engaging suppliers, customers or other Persons with which the Company and the Company Subsidiaries may do business (other than restrictions on the solicitation of employees entered into in the ordinary course of business), including any exclusivity provisions, (B) freely engaging or competing in any line of its business with any Person or anywhere in the world or during any period of time and/or (C) granting any "most favored nation" pricing provisions or similar rights;

          (viii)  pursuant to which the Company or any Company Subsidiary has granted any exclusive marketing, sales representative relationship, franchising consignment, distribution or any other similar right to any third party;

            (ix)  are IP Licenses;

             (x)  are with any Governmental Authority, other than those contracts which have been substantially completed and which would not be reasonably expected to result in expense or known or reasonably probable liability, in either case that is material to the Company and the Company Subsidiaries taken as a whole;

            (xi)  are collective bargaining agreements or other material contracts with any labor organization;

           (xii)  are contracts for the employment or engagement of any individual on a full-time, part-time or consulting basis and provide for annual compensation in excess of $100,000 per year;

          (xiii)  are leases or other agreements under which the Company or any Company Subsidiary is lessee of, or holds or operates any personal property owned by any other party, for which the annual rental exceeds $100,000;

          (xiv)  are leases or other agreements under which the Company or any Company Subsidiary is lessor of or permits any third party to hold or operate any property, real or personal, for which the annual rental exceeds $100,000;

            (xv)  are agreements or commitments by any of the Company or the Company Subsidiaries to make a capital expenditure or to purchase a capital asset requiring payments in excess of $150,000 individually, or $500,000 in the aggregate;

          (xvi)  are with any Affiliates of the Company or any Company Subsidiary (other than any contract, agreement or instrument between the Company or any Company Subsidiary and the Company or another Company Subsidiary);

         (xvii)  are conciliation, settlement or similar agreements pursuant to which the Company or any Company Subsidiary will be required to (x) make payments in excess of $100,000 or (y) satisfy any non-monetary obligation, in each case after the date of this Agreement; or

        (xviii)  binding agreements to enter into any of the foregoing.

          (b)   Other than such Material Contracts as have expired in accordance with their respective terms and with respect to which neither the Company nor any of the Company Subsidiaries has any material liability or obligation, each Material Contract set forth on Section 5.11(a) of the Company Disclosure Schedules is valid and binding on the Company and the Company Subsidiaries to the extent the Company or the Company Subsidiaries are party thereto, as applicable, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions. With respect to all Material Contracts, neither the Company, any Company Subsidiary nor, to the Knowledge of the Company, any other party to any such contract is in breach thereof or default thereunder and, to the Knowledge of the Company, there does not exist under any Material Contract any event which, with the giving of notice or the lapse of time, would constitute such a breach or default by the Company, any Company Subsidiary or, to the Knowledge of the Company, any other party to such Material Contract, in each case except for such breaches, defaults and events as to which requisite waivers or consents have been obtained (which waivers or consents are not subject to (x) any conditions which have not be satisfied or (y) an expiration date prior to the end of the term of such Material

  Contract), which would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole. None of the Material Contracts has been canceled or otherwise terminated (other than such Material Contracts as have expired in accordance with their respective terms) and neither the Company nor any of the Company Subsidiaries has received any written notice from any Person regarding any such cancellation or termination or any material default or, to the Knowledge of the Company, is aware of any circumstances that would reasonably lead to such cancellation or termination or material default, in each case with respect to a Material Contract.

        5.12    Customers and Suppliers.    Section 5.12 of the Company Disclosure Schedules sets forth (a) the top ten (10) customers of the Company and the Company Subsidiaries, based on the dollar amount of consolidated revenues earned by the Company and the Company Subsidiaries for the twelve (12) calendar months ended December 31, 2016 and eight (8) calendar months ended August 31, 2017 (collectively, the "Material Customers") and (b) the top ten (10) vendors and/or suppliers of the Company and the Company Subsidiaries, based on aggregate total purchases by the Company and the Company Subsidiaries for the twelve (12) calendar months ended December 31, 2016 and eight (8) calendar months ended August 31, 2017 (collectively, the "Material Suppliers"). As of the date hereof, no customer or supplier set forth on Section 5.12 of the Company Disclosure Schedules has given the Company or any Company Subsidiary, written or, to the Knowledge of the Company, any other indication that it intends to stop or materially decrease its business with the Company or any Company Subsidiary (whether as a result of the consummation of the transactions contemplated by this Agreement or otherwise).

        5.13    Litigation.    There are no material Actions pending before any Governmental Authority, or to the Knowledge of the Company, threatened against the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary is subject to any material unsatisfied order, judgment, injunction, ruling, decision, award or decree of any Governmental Authority.

        5.14    Taxes.

          (a)   All Tax Returns required to be filed by the Company or any Company Subsidiary have been timely (within any applicable extension periods) filed, and all such Tax Returns are true, complete and correct in all material respects and were prepared in substantial compliance with applicable Law.

          (b)   The Company and the Company Subsidiaries have fully and timely paid all Taxes due and payable by it, regardless of whether such amounts were shown to be due on the Tax Returns referred to in Section 5.14(a), and the Company and, except as would not reasonably be expected to result in material liability to the Company or such Company Subsidiary, each Company Subsidiary has withheld and paid over to the appropriate taxing authority all Taxes it is required to withhold from amounts paid or owing to any employee, independent contractor, member, equityholder, creditor or other Person, and each Person who has received compensation for the performance of services on behalf of the Company or any of the Company Subsidiaries has been properly classified as an exempt or non-exempt employee or an independent contractor of any of the Company Subsidiaries in accordance with applicable Laws.

          (c)   All deficiencies for Taxes asserted or assessed in writing against the Company or the Company Subsidiaries have been fully and timely (within any applicable extension periods) paid, settled or properly reflected in the Financial Statements.

          (d)   No audit, examination or judicial proceeding is pending or threatened with respect to any Taxes due from or with respect to the Company or any Company Subsidiary. Neither the Company nor any Company Subsidiary has received notice from any Governmental Authority (including in jurisdictions where the applicable Person has not filed Tax Returns) that it intends to commence such an audit, examination, or proceeding.

          (e)   There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, Taxes due from the Company or any Company Subsidiary for any taxable period and no request for any such waiver or extension is currently pending.

          (f)    Neither the Company nor any Company Subsidiary has been a party to a "listed transaction," as such term is defined in Treasury Regulations Section 1.6011-4(b).

          (g)   Neither the Company nor any Company Subsidiary is or has ever been a member of any affiliated group as defined in Code Section 1504 that has filed a consolidated return for federal income tax purposes (or any similar group under state, local or foreign Law), or filed or been included in a combined, consolidated or unitary income Tax Return, with any other Person other than the Company or a Company Subsidiary. Neither the Company nor any Company Subsidiary has any liability for Taxes of any Person (other than the Company or any Company Subsidiary, as applicable) (i) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law) or (ii) as a transferee or successor, by contract, or otherwise. Neither the Company nor any Company Subsidiary is a party to or bound by any Tax allocation, Tax sharing or similar agreement.

          (h)   Neither the Company nor any Company Subsidiary has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

          (i)    Neither the Company nor any Company Subsidiary is or has been within five year period prior to the date of this Agreement a "United States real property holding corporation" within the meaning of Section 897 of the Code.

          (j)    No power of attorney has been executed with respect to any Taxes owed by the Company or any Company Subsidiary that is will be in force and effect from or after the Closing Date.

          (k)   Neither the Company nor any Company Subsidiary has been required to include any item of income for Tax purposes attributable to a discharge from indebtedness.

          (l)    Neither the Company nor any Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax law) executed on or prior to the Closing Date; (iii) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Tax law) with respect to a transaction occurring on or prior to the Closing Date; (iv) any use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount received or revenue deferred on or prior to the Closing Date; (vii) election under Section 108(i) of the Code made on or prior to the Closing Date; or (viii) transaction entered into or investment made prior to the Closing governed by Section 951(a) of the Code.

          (m)  The Company and each Company Subsidiary has at all times been classified in accordance with the U.S. federal (and applicable state and local) income tax classification set forth next to its name on Schedule 5.14(m).

          (n)   No Company Subsidiary organized outside of the United States (i) is a passive foreign investment company within the meaning of Section 1297 of the Code, (ii) has ever incurred a material amount of Subpart F income within the meaning of Section 952(a) of the Code or (iii) has made any investment in "United States property" within the meaning of Section 956(c) of the Code and the Treasury Regulations thereunder.

          (o)   No claim in writing has been made by any Governmental Authority in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

          (p)   All related party transactions involving the Company or any Company Subsidiary (including any branch or permanent establishment thereof) comply with the principles set forth in Section 482 of the Code and Treasury Regulations promulgated thereunder (and any corresponding provisions of state, local or non-U.S. Tax law) and any other applicable law on transfer pricing.

          (q)   The Company and each Company Subsidiary has properly (i) collected and remitted sales and similar Taxes with respect to sales made to its customers and (ii) for all sales that are exempt from sales and similar Taxes and that were made without charging or remitting sales or similar Taxes, received and retained any appropriate Tax exemption certificates and other documentation qualifying such sale as exempt.

          (r)   Neither the Company nor any Company Subsidiary has ever used the cash method of accounting for Tax purposes.

        5.15    Employee Benefit Plans.

          (a)   Section 5.15(a) of the Company Disclosure Schedules contains a true and complete list of each material Company Plan.

          (b)   With respect to each material Company Plan, (other than a Company Plan that is a "multiemployer plan" as defined in Section 3(37) of ERISA (a "Multiemployer Plan"), the Company has made available to the Buyer a current copy (or, to the extent no such copy exists, a description) thereof and, to the extent applicable: (i) a true and complete copy of the plan document, any amendments thereto, and any related trust or similar financing agreement; (ii) the most recent IRS determination letter; (iii) the most recent summary plan description and any summaries of material modification; and (iv) for the three (3) most recent plan years (A) the Form 5500 and attached schedules and (B) audited financial statements.

          (c)   Each material Company Plan (other than a Multiemployer Plan): (i) has been established, maintained, funded, and administered, in all material respects, in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable Laws except as would not reasonably be expected to result in material liability to the Company; (ii) which is intended to be qualified within the meaning of Code Section 401(a) is so qualified, has received a favorable determination letter from the IRS as to its qualification, and no circumstance exists and nothing has occurred that could reasonably be expected to cause the loss of such qualification; (iii) for each Company Plan that is a "welfare plan" within the meaning of ERISA Section 3(1) neither the Company nor any Company Subsidiary has any material liability or obligation under any plan which provides medical or death benefits with respect to current or former employees of the Company or any Company Subsidiary beyond their termination of employment (other than coverage mandated by Section 4980A of the Code (or similar state law) and with respect to which the participant pays the entire premium); (iv) the Company, each ERISA Affiliate, and each material Company Plan has complied in all material respects with the requirements of Section 4980 of the Code; and (v) there has been no "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA) or breach of fiduciary duty (as determined under ERISA) with respect to any Company Plan.

          (d)   Except as set forth on Schedule 5.15(d) of the Company Disclosure Schedules, neither the Company nor any of its ERISA Affiliates has any liabilities under or with respect to, a: (i) Multiemployer Plan; (ii) plan that is or was subject to Title IV of ERISA or Section 412 of the Code; (iii) multiple employer plan as described in Section 413(c) of the Code; or (iv) multiple employer welfare arrangement (as defined in Section 3(40) of ERISA). Except as set forth on Schedule 5.15(d), neither the Company nor any of its ERISA Affiliates has incurred any withdrawal liability within the meaning of Title IV of ERISA (whether or not asserted by such Multiemployer Plan and whether for a partial or complete withdrawal) with respect to any Company Plan that remains unsatisfied. Neither the Company nor any of its ERISA Affiliates has received notice that any Multiemployer Plan has undergone or is expected to undergo a mass withdrawal or termination, and all contributions (including installments) required to be made by the Company and its ERISA Affiliates have been timely made.

          (e)   With respect to any Company Plan (other than a Multiemployer Plan), no Actions (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened in writing except, in each case, as would not, individually or in the aggregate, reasonably be expected to result in a material liability to the Company and the Company Subsidiaries, taken as a whole, or materially impair or delay the Company's ability to consummate the transactions contemplated hereby.

          (f)    Except as set forth on Schedule 5.15(f) of the Company Disclosure Schedules, neither the execution and delivery nor the consummation of the transactions contemplated by this Agreement will (alone or in conjunction with any other event) (i) result in any payment becoming due to any current or former employee or individual service provider of the Company or any Company Subsidiary, (ii) result in the acceleration of payment, vesting or funding of or increase of any payments or benefits under any Company Plan to any current or former employee or individual service provider of the Company or any Company Subsidiary, or (iii) give rise to the payment of any amount that would not be deductible by Buyer, the Company or any of their respective Affiliates by reason of Section 280G of the Code or any amount that could, individually or in combination with any other such payment, constitute an "excess parachute payment", as defined in Section 280G(b)(1) of the Code.

          (g)   Each arrangement subject to Section 409A of the Code (if any) is in compliance in all material respects therewith such that no Taxes or interest will be due and owing after the Closing in respect of such arrangement failing to be in compliance therewith.

          (h)   Neither the Company nor any Company Subsidiary is a party to any contract or plan pursuant to which it is bound to compensate any director, officer, consultant or employee of the Company or any Company Subsidiary for any excise or other additional Taxes or expenses incurred in connection with Section 409A or 4999 of the Code or any similar provision of state, local or foreign Law.

          (i)    With respect to each Company Plan that is maintained outside the jurisdiction of the United States, or covers any employee of the Company or any Company Subsidiary residing or working outside the United States with respect to his or her service outside the United States (each, a "Foreign Plan"), in each case in all material respects: (i) all employer contributions to such Foreign Plan required by applicable Law or by the terms of such Foreign Plan have been made or, if applicable, accrued in accordance with normal accounting practices, (ii) if intended or required to be funded and/or book-reserved, such Foreign Plan is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions, and (iii) such Foreign Plan, to the extent it is required to be registered, has been registered and maintained in good standing with the applicable Governmental Authority and, to the extent it is intended to qualify for special Tax treatment, meets all requirements for such treatment.

        5.16    Labor Relations.

          (a)   Neither the Company nor any of the Company Subsidiaries has experienced any material work stoppage, labor strike, material slowdown, walkout, lockout, material picketing, or other material labor dispute or disruption within the past three (3) years, and, to the Knowledge of the Company, none is threatened. To the Knowledge of the Company, there are and within the past five years have been no union organizing or decertification activities involving employees of the Company or any Company Subsidiary. The Company and the Company Subsidiaries are and for the past three (3) years have been in compliance in all material respects with all applicable Laws respecting labor and employment, including provisions thereof relating to employment practices, terms and conditions of employment and wages and hours, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and the Company Subsidiaries. There is (i) no unfair labor practice charge or complaint against the Company or any of the Company Subsidiaries pending before the National Labor Relations Board or any similar state agency, (ii) no material administrative charge or court complaint against the Company or any of the Company Subsidiaries concerning workman's compensation, alleged employment discrimination or other employment related matters or breach of any Law or contract pending or, to the Knowledge of the Company, threatened before the U.S. Equal Employment Opportunity Commission or any other Governmental Authority, except as would not, individually or in the aggregate, reasonably be expected to result in a material liability to the Company and the Company Subsidiaries, and (iii) no material grievance or arbitration against or involving the Company or any Company Subsidiary arising under any collective bargaining agreement or other contract with any labor organization that would reasonably be expected to result in a material liability to the Company and the Company Subsidiaries. Within the past three years, neither the Company nor any Company Subsidiary has committed any material unfair labor practice that would reasonably be expected to result in a material liability to the Company and the Company Subsidiaries.

          (b)   Section 5.16(a) of the Company Disclosure Schedules sets forth the collective bargaining agreements and other material contracts and bargaining relationships to which the Company or any Company Subsidiary is party or by which the Company or any Company Subsidiary is bound. Except as set forth on Section 5.16(b) of the Company Disclosure Schedules, none of the collective bargaining agreements to or by which the Company or any Company Subsidiary is party or bound is scheduled to expire, and no renewal negotiations with respect thereto are scheduled or anticipated to commence, prior to the Closing Date. The Company and each Company Subsidiary has or prior to the Closing will have satisfied in all material respects all notice, information and bargaining obligations owed to its employees and/or their bargaining representatives under applicable Law or collective bargaining agreement.

          (c)   Within the past two (2) years, neither the Company nor any Company Subsidiary has incurred any material liability under the Worker Adjustment and Retraining Notification Act and the regulations promulgated thereunder, or any similar state or local Law (collectively, the "WARN Act") that remains unsatisfied, and no actions that could require notice or payment under the WARN Act are currently contemplated, planned or announced.

          (d)   Except as would not result in material Losses for the Company or any Company Subsidiary: (i) the Company and each Company Subsidiary has timely and fully paid all wages, salaries, wage premiums, commissions, bonuses, expense reimbursements, severance, and other compensation that have come due and payable to their employees pursuant to applicable Law, contract or policy; and (ii) each individual who is providing or within the past three (3) years has provided services to the Company or any Company Subsidiary and is or was classified and treated as an independent contractor, consultant, or other non-employee service provider is and was properly so classified and treated for all applicable purposes.

          (e)   The Company, the Company and each Company Subsidiary has at all times (i) correctly classified those Persons performing services as common law employees, leased employees, independent contractors or agents of the Company or the applicable Company Subsidiary and (ii) complied with all reporting and record keeping requirements related thereto, including filing of Forms W-2 and 1099 (or other applicable forms), except as would not reasonably be expected to result in material liability to the Company.

        5.17    Environmental Compliance.    Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as set forth on 5.17 of the Company Disclosure Schedules, (i) the Company and each Company Subsidiary are and, for a period of three (3) years prior to the date hereof, have been in compliance with all applicable Environmental Laws; (ii) the Company and each Company Subsidiary have obtained, maintained, and are and, for a period of three (3) years prior to the date hereof, have been, in compliance with, all Licenses required under any applicable Environmental Laws for the operation of the business of the Company and the Company Subsidiaries; (iii) there are no pending or, to the Knowledge of the Company, threatened Environmental Claims against the Company or any Company Subsidiary; (iv) neither the Company nor any Company Subsidiary has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, exposed any Person to, or released any Hazardous Substances, or, to the Knowledge of the Company, owned or operated any property or facility which is or has been contaminated by any such Hazardous Substances, so as to give rise to any current or future liabilities pursuant to any Environmental Laws; (v) neither the Company nor any Company Subsidiary has assumed, undertaken, or provided an indemnity with respect to any obligation or any liability, including any obligation for corrective or remedial action, of any other Person pursuant to Environmental Laws; and (vi) the Company has made available to Buyer all material environmental reports, audits and other documents, including Phase I reports issued, in the Company's custody or reasonable control relating to actual or potential conditions of contamination on the Company's real property or the Company's or any Company Subsidiary's past or current properties, facilities or operations.

        5.18    Insurance.    Section 5.18 of the Company Disclosure Schedules sets forth, as of the date hereof, all material insurance policies (the "Insurance Policies") with respect to the properties, assets, or business of the Company and the Company Subsidiaries. Each policy set forth on Section 5.18 of the Company Disclosure Schedules is in full force and effect and all premiums due and payable thereon have been paid in full. There is no material claim pending under any of such Insurance Policies as to which coverage has been questioned, denied or disputed, in each case in writing, by the underwriters of such policies. No Insurance Policy will be affected in any material respect by the consummation of the transactions contemplated by this Agreement. As of the date hereof, neither the Company nor any Company Subsidiary has received either a written notice of cancellation, non-renewal or material premium increase of any Insurance Policy.

        5.19    Real Property.

          (a)   Neither the Company nor any Company Subsidiary owns any real property.

          (b)   Section 5.19(b) of the Company Disclosure Schedules contains a list as of the date hereof of (i) all real property leased or subleased by the Company and the Company Subsidiaries (as lessees or sublessees) (the "Leased Real Property") and (ii) all leases or subleases of the Leased Real Property under which the Company or any of the Company Subsidiaries leases or subleases the Leased Real Property (as lessee or sublessee), as the same may have been amended, supplemented or otherwise modified from time to time (the "Leases", which term shall include the lease of the Specified Real Property dated as of                                    ). With respect to the Leases, neither the Company, any Company Subsidiary nor, to the Knowledge of the Company, any other party to any Lease is in breach thereof or default thereunder and there does not exist under any Lease any event which, with the giving of notice or the lapse of time, would constitute such a breach or default by the Company, any Company Subsidiary or, to the Knowledge of the Company, any other party to such Lease, in each case, except for such breaches and defaults as to which requisite waivers or consents have been obtained (which waivers or consents are not subject to (x) any conditions which have not be satisfied or (y) an expiration date prior to the end of the term of such Lease) or that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or materially impair or delay the Company's ability to consummate the transactions contemplated hereby.

        5.20    Affiliate Transactions.    Except as set forth on Section 5.20 of the Company Disclosure Schedules, neither the Company nor any Company Subsidiary is a party to any material agreement with, or involving the making of any payment or transfer of property or assets to, the Seller, or any Affiliate, officer, or director of the Seller or the Company (other than arising under or in connection with employment relationships and compensation, benefits or other agreements incident to such Person's employment with the Company or any Company Subsidiary). Except as set forth on Section 5.20 of the Company Disclosure Schedules, no Affiliate of the Company or, to the Knowledge of the Company, any officer, director, or equityholder of the Company owns directly or indirectly any interest in (other than passive investments involving ownership of five percent (5%) or less of any class of securities of a company whose securities are registered under the Securities and Exchange Act of 1934, as amended), or serves as an executive officer or director of, any supplier or other organization which has a material business relationship with the Company or any of the Company Subsidiaries. There are no outstanding loans or other extensions of credit made by the Seller or any Affiliate (including, without limitation, the Company or any Company Subsidiary) to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. Neither the Seller nor the Company has taken any action that would be prohibited by Section 13(k) of the Exchange Act if the Seller or Company, as applicable, were subject thereto.

        5.21    Absence of Certain Changes or Events.

          (a)   Except as otherwise contemplated by this Agreement, during the period from the date of the Audited Balance Sheet to the date of this Agreement, (i) the Company and each Company Subsidiary have conducted their respective businesses in the ordinary course of business in all material respects (including with respect to the issuance of bonds and letters of credit), (ii) the Company and each Company Subsidiary have not suffered any material loss, damage, destruction or other material casualty affecting any of their respective material properties or assets, whether or not covered by insurance, and (iii) there has been no Material Adverse Effect.

          (b)   During the period from the date of the Audited Balance Sheet to the date of this Agreement, the Company and each Company Subsidiary have not made or changed any Tax election, filed any amended Tax Return, adopted or changed any Tax accounting method or changed any Tax accounting period, settled any Tax claim or assessment relating to the Company or any Company Subsidiary, surrendered any right to claim a refund of Taxes, consented to any extension or waiver of the limitations period applicable to any Tax claim or assessment relating to any Company Subsidiary, failed to pay any Tax that became due and payable (including estimated tax payments), prepared or filed a Tax Return in a manner inconsistent with past practice or taken any other similar action, or omitted to take any action relating to the filing of any Tax Return or the payment of any Tax.

          (c)   Without limiting the generality of Section 5.21(a), except as set forth on Section 5.21(b) of the Company Disclosure Schedules, since the date of the Interim Balance Sheet, neither the Company nor any of the Company Subsidiaries has taken or failed to take any action that, if taken or failed to be taken after the date hereof, would require consent of the Buyer pursuant to Section 7.1(b) (determined without regard to clauses (i) - (iii) of the prefatory paragraph of Section 7.1(b)).

        5.22    Proxy Statement.    None of the information relating to the Company or the Company Subsidiaries supplied by the Company, or by any other Person acting on behalf of the Company, in writing specifically for inclusion in the Proxy Statement will, as of the date that the Proxy Statement (or any amendment or supplement thereto) is first mailed to the Buyer's stockholders or at the time of the Buyer Stockholders Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and such information shall appear on their face to be appropriately responsive in all material respects with the SEC Guidance. Notwithstanding the foregoing, neither the Company nor any Company Subsidiary makes any representation, warranty, or covenant with respect to (x) any information supplied by the Buyer or the Seller, or by any other Person acting on behalf of the Buyer or the Seller, for inclusion in the Proxy Statement, or (y) any projections or forecasts included in the Proxy Statement.

        5.23    Brokers.    Other than FMI Capital Advisors, Inc., the fees and expenses of which will constitute Company Expenses, no broker, finder or similar intermediary has acted for or on behalf of the Company or any Company Subsidiary in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement with the Company or any Company Subsidiary or any action taken by them.

        5.24    Financing.    Concurrently with the execution and delivery of this Agreement, the Company has delivered to the Buyer a true and correct copy of the Debt Commitment Letter and the fee letter referenced therein (which may be redacted as set forth in the Debt Commitment Letter (the "Fee Letter")) providing the terms and conditions upon which the providers or issuers thereof or other financial institutions party thereto have committed to provide the amounts of debt financing set forth therein subject to the terms and conditions set forth therein (the "Debt Financing"). The Debt Commitment Letter is in full force and effect as of the date hereof and constitutes the legal, valid and binding obligations of the Company and, to the Knowledge of the Company, the other parties thereto, in each case, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions.

        5.25    No Outside Reliance.    The Company acknowledges that it and its Representatives have been permitted satisfactory access to the books and records, facilities, equipment, Tax Returns, contracts, insurance policies (or summaries thereof) and other properties and assets of the Buyer that it, the Company Subsidiaries and their respective Representatives have desired or requested to see or review, and that it, the Company Subsidiaries and their respective Representatives have had a satisfactory opportunity to meet with the officers and employees of the Buyer to discuss the business of the Buyer. The Company acknowledges that neither the Buyer nor any other Person has made any representation or warranty, express or implied, written or oral, as to the accuracy or completeness of any information that the Buyer furnished or made available to the Company, the Company Subsidiaries or any of their respective Representatives, except as expressly set forth in Article 6 of this Agreement, and neither the Buyer nor any other Person (including any officer, director, employee, member or partner of Buyer) shall have or be subject to any liability (whether in contract or tort, under applicable securities Laws or otherwise) to the Company or any Company Subsidiary, based upon any information, documents or materials made available to the Company or any Company Subsidiary or resulting from the use by the Company or any Company Subsidiary of any information, documents or material made available to the Company or any Company Subsidiary, in each case in any "data rooms," management presentations, due diligence or in any other form in expectation of the transactions contemplated hereby; provided, however, that nothing in this Section 5.25 is intended to limit or modify the representations and warranties contained in Article 6 which the Buyer acknowledges the Company is relying on in executing and delivering this Agreement. The Company acknowledges that, except for the representations and warranties contained in Article 6, neither the Buyer nor any other Person has made, and the Company has not relied on, any other express or implied representation or warranty by or on behalf of the

Buyer, including any implied representation or warranty as to value, condition, capacity, merchantability, environmental condition or suitability. The Company acknowledges that neither the Buyer nor any other Person, directly or indirectly, has made, and the Company and Company Subsidiaries have not relied on, any representation or warranty regarding the pro-forma financial information, budgets, estimates, projections, business plans, forecasts or other forward-looking statements of the Buyer (including the reasonableness of the assumptions underlying such information, budgets, estimates, projections, business plans, forecasts or forward-looking statements), and neither the Company nor any Company Subsidiary will make or have any claim with respect thereto. Notwithstanding the foregoing, this Section 5.25 shall not (and shall not be deemed to) limit any claim based on Fraud.

        5.26    Exclusivity of Representations.    The representations and warranties made by the Company in this Article 5 are the exclusive representations and warranties made by the Company. The Company hereby disclaims any other express or implied representations or warranties, whether written or oral. The Company is not, directly or indirectly, making any representations or warranties regarding the pro-forma financial information, financial projections or other forward-looking statements of the Company or any Company Subsidiary; provided that the foregoing shall not be deemed to limit the Company's obligations under the first sentence of Section 7.5(c).

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF THE BUYER

        Except (i) as set forth in the disclosure schedules delivered by the Buyer to the Seller and the Company on the date hereof concurrently with the execution of this Agreement (the "Buyer Disclosure Schedules"), or (ii) as disclosed in the Buyer Reports filed with the SEC prior to the date of this Agreement (to the extent the qualifying nature of such disclosure is readily apparent from the content of such Buyer Reports and excluding disclosures referred to in "Forward-Looking Statements," "Risk Factors" and any other disclosures therein to the extent they are predictive, cautionary or forward-looking in nature), other than with respect to the representations and warranties in Sections 6.2 and 6.17, which shall not be qualified by such Buyer Reports, the Buyer hereby represents and warrants to the Seller and the Company as follows:

        6.1    Organization.    Each of the Buyer and Merger Sub I is a corporation, Merger Sub II LLC is a limited liability company, and each of the Buyer, Merger Sub I and Merger Sub II LLC is duly incorporated or organized (as applicable), validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate or similar power and authority to own its properties and carry on its business as presently owned or conducted, except where the failure to be so organized, existing and in good standing or to have such power or authority would not, individually or in the aggregate, reasonably be expected to be material to the Buyer and its Subsidiaries, taken as a whole, or reasonably be expected to materially impair or delay the ability of the Buyer, Merger Sub I or Merger Sub II LLC to consummate the Mergers and the other transactions contemplated by this Agreement or any Ancillary Agreement to which the Buyer, Merger Sub I and/or Merger Sub II LLC is a party. The Buyer has made available to the Company and the Seller true and correct copies of the Buyer Organizational Documents as in effect on the date hereof. Each of Merger Sub I and Merger Sub II LLC has made available to the Company and the Seller true and correct copies of their respective organizational documents as in effect on the date hereof.

        6.2    Capitalization.

          (a)   The authorized capital stock of the Buyer consists of thirty-five million (35,000,000) Buyer Common Shares and one million (1,000,000) Buyer Preferred Shares. As of the date hereof, the issued and outstanding shares of capital stock of the Buyer consist of nineteen million two hundred ten thousand (19,210,000) Buyer Common Shares and zero Buyer Preferred Shares (collectively, the "Buyer Issued Equity"). All Buyer Issued Equity has been duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable state and federal securities Laws and is not subject to any Encumbrance (except Encumbrances arising under applicable federal and state securities Laws), or issued in violation of any Encumbrance, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under applicable Law, the Buyer Organizational Documents or any contract to which the Buyer is a party or by which it is bound.

          (b)   The Buyer Warrants are, and after giving effect to the transactions contemplated by this Agreement will be, exercisable for one-half of a Buyer Common Share at an exercise price of five Dollars seventy-five cents ($5.75). As of the date hereof, fifteen million four hundred sixty thousand (15,460,000) Buyer Warrants are outstanding. No Buyer Warrants are exercisable until 30 days following the Closing. All outstanding Buyer Warrants have been duly authorized and validly issued, are fully paid and were issued in compliance with all applicable federal and state securities Laws and are not subject to, and were not issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under applicable Law, the Buyer Organizational Documents or any agreement, arrangement or commitment to which the Buyer is a party or by which it is bound.

          (c)   Other than the Buyer Common Shares, Buyer Preferred Shares and Buyer Warrants, there are no other equity interests of the Buyer authorized, issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, derivatives, rights (including any preemptive rights), calls, commitments or agreements relating to the equity interests of the Buyer, to which the Buyer or any of its Subsidiaries is a party or is bound requiring the issuance, delivery or sale of equity interests of the Buyer. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the equity interests of the Buyer to which the Buyer is a party or is bound. The Buyer has no authorized or outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible into, exchangeable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the equityholders of the Buyer on any matter. Except for rights of holders of Buyer Common Shares to convert their Buyer Common Shares into cash held in the Trust Account (all of which rights will expire at the Closing) and rights of holders of Buyer Preferred Shares to convert their Buyer Preferred Shares into Buyer Common Shares in accordance with the Buyer Organizational Documents, there are no contracts to which the Buyer is a party or by which it is bound to repurchase, redeem or otherwise acquire any equity interests of the Buyer. There are no contracts to which the Buyer is a party or by which it is bound to vote or dispose of any equity interests of the Buyer and no revocable or irrevocable proxies and no voting agreements with respect to any equity interests of the Buyer.

          (d)   The Buyer Common Shares and the Buyer Preferred Shares to be issued to the Seller in accordance with the terms hereof, when issued, shall be duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable state and federal securities Laws and not subject to, and not issued in violation of, any Encumbrance, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of applicable Law, the Buyer Organizational Documents or any contract to which the Buyer is a party or by which it is bound.

          (e)   The authorized capital stock of Merger Sub I consists of 1,000 shares of common stock, par value $0.01 per share, of which 1,000 shares are issued and outstanding and held beneficially and of record by the Buyer as of the date of this Agreement. All such issued and outstanding shares have been duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable state and federal securities Laws and are not subject to, or issued in violation of, any Encumbrance, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under applicable Law, the organizational documents of Merger Sub I or any contract to which Merger Sub I is a party or otherwise bound. Other than such shares, there are no other equity interests of Merger Sub I authorized, issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive rights), calls or commitments relating to the equity interests of Merger Sub I, to which Merger Sub I is a party or is bound requiring the issuance, delivery or sale of equity interests of Merger Sub I. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the equity interests of Merger Sub I to which Merger Sub I is a party or is bound. Merger Sub I has no authorized or outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible into, exchangeable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the equityholders of Merger Sub I on any matter. There are no contracts to which Merger Sub I is a party or by which it is bound to repurchase, redeem or otherwise acquire any equity interests of Merger Sub I. There are no contracts to which Merger Sub I is a party or by which it is bound to vote or dispose of any equity interests of Merger Sub I and no irrevocable proxies and no voting agreements with respect to any equity interests of Merger Sub I.

          (f)    The authorized equity interests of Merger Sub II LLC consists of 100 common units, of which 100 common units are issued and outstanding and held beneficially and of record by the Buyer as of the date of this Agreement. All such issued and outstanding common units have been duly authorized, validly issued and fully paid and issued in compliance with all applicable state and federal securities Laws and are not subject to, or issued in violation of, any Encumbrance, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under applicable Law, the organizational documents of Merger Sub II LLC or any contract to which Merger Sub II LLC is a party or otherwise bound. Other than such common units, there are no other equity interests of Merger Sub II LLC authorized, issued, reserved for issuance or outstanding and no outstanding or authorized options, warrants, convertible or exchangeable securities, subscriptions, rights (including any preemptive rights), calls or commitments relating to the equity interests of Merger Sub II LLC, to which Merger Sub II LLC is a party or is bound requiring the issuance, delivery or sale of equity interests of Merger Sub II LLC. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the equity interests of Merger Sub II LLC to which Merger Sub II LLC is a party or is bound. Merger Sub II LLC has no authorized or outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible into, exchangeable for, or evidencing the right to subscribe for or acquire securities having the right to vote) with the equityholders of Merger Sub II LLC on any matter. There are no contracts to which Merger Sub II LLC is a party or by which it is bound to repurchase, redeem or otherwise acquire any equity interests of Merger Sub II LLC. There are no contracts to which Merger Sub II LLC is a party or by which it is bound to vote or dispose of any equity interests of Merger Sub II LLC and no revocable or irrevocable proxies and no voting agreements with respect to any equity interests of Merger Sub II LLC.

        6.3    Authority; Binding Obligation.

          (a)   Each of the Buyer, Merger Sub I and Merger Sub II LLC has all requisite corporate or similar power and authority to execute, deliver and perform this Agreement and the Ancillary Agreements to which it is a party and, upon receipt of the Buyer Stockholder Approval, to consummate the Mergers and the other transactions contemplated hereby and thereby. The board of directors of the Buyer, at a meeting duly called and held, has unanimously (i) approved and declared advisable the execution and delivery of this Agreement and the Ancillary Agreements to which the Buyer is party and the consummation of the Mergers and the other transactions contemplated hereby and thereby, (ii) declared that it is in the best interests of the stockholders of the Buyer that the Buyer enter into this Agreement and the Ancillary Agreements to which the Buyer is party and consummate the Mergers and the other transactions contemplated hereby and thereby on the terms and subject to the conditions set forth herein and therein, (iii) directed that the Transaction Proposals (including the adoption of this Agreement) be submitted to a vote at a meeting of the stockholders of the Buyer, and (iv) resolved to recommend to the stockholders of the Buyer that they approve and adopt each of the Transaction Proposals (including this Agreement, the Mergers and the other transactions contemplated by this Agreement). Other than the Buyer Stockholder Approval, no other corporate proceedings on the part of the Buyer are necessary to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party and the consummation by the Buyer of the Mergers and the other transactions contemplated hereby and thereby. The execution of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all required corporate or similar action on the part of Merger Sub I and Merger Sub II LLC and no other proceedings on the part of Merger Sub I or Merger Sub II LLC are required to authorize this Agreement and the Ancillary Agreements to which it is a party and the consummation by it of the Mergers and the other transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements to which the Buyer, Merger Sub I and/or Merger Sub II LLC is a party have been duly executed and delivered by the Buyer, Merger Sub I and Merger Sub II LLC, as applicable, and, assuming that this Agreement and the Ancillary Agreements constitute the legal, valid and binding obligation of the other parties thereto, constitute the legal, valid and binding obligation of the Buyer, Merger Sub I and Merger Sub II LLC, enforceable against the Buyer, Merger Sub I and Merger Sub II LLC in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions.

          (b)   The affirmative vote of holders of a majority of the outstanding Buyer Common Shares as of the record date for the Buyer Stockholders Meeting (the "Buyer Stockholder Approval") is the only vote of the holders of any class or series of the capital stock of the Buyer, Merger Sub I or Merger Sub II LLC necessary to approve and adopt the Transaction Proposals (including this Agreement and the Ancillary Agreements and the consummation of the Mergers, the issuance of the Buyer Preferred Shares and Buyer Common Shares and the other transactions contemplated hereby and thereby).

        6.4    No Defaults or Conflicts.    The execution and delivery of this Agreement and the Ancillary Agreements to which the Buyer, Merger Sub I and/or Merger Sub II LLC is a party and the consummation of the Mergers and the other transactions contemplated hereby and thereby by the Buyer, Merger Sub I and Merger Sub II LLC and performance by the Buyer, Merger Sub I and Merger Sub II LLC of their respective obligations hereunder and thereunder do not (a) result in any violation of the respective organizational documents of the Buyer, Merger Sub I or Merger Sub II LLC; (b) conflict with, result in a breach of, create in any party thereto the right to terminate or cancel, accelerate, require any consent under, require the offering or making of any payment or redemption under, or result in the creation or imposition of any Encumbrance (other than a Permitted Encumbrance) on any property or asset of the Buyer, Merger Sub I or Merger Sub II LLC under any of the terms or provisions of, or constitute a default under any material agreement or instrument to which the Buyer, Merger Sub I or Merger Sub II LLC is a party or by which it is bound; or (c) violate any existing applicable Law, judgment, order or decree of any Governmental Authority having jurisdiction over the Buyer, Merger Sub I or Merger Sub II LLC or any of their respective properties; provided, however, that no representation or warranty is made in the foregoing clauses (b) or (c) with respect to matters that would not, individually or in the aggregate, reasonably be expected to be material to the Buyer, Merger Sub I and Merger Sub II LLC, taken as a whole.

        6.5    No Governmental Authorization Required; Consents.    Except for applicable requirements of Antitrust Laws, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person will be required to be obtained or made by the Buyer, Merger Sub I or Merger Sub II LLC in connection with (a) the due execution, delivery and performance by the Buyer, Merger Sub I and Merger Sub II LLC of this Agreement and the consummation by the Buyer, Merger Sub I and Merger Sub II LLC of the Mergers and the other transactions contemplated hereby or (b) the due execution, delivery and performance by the Buyer, Merger Sub I and Merger Sub II LLC of the Ancillary Agreements to which it is a party and the consummation by the Buyer, Merger Sub I and Merger Sub II LLC of the transactions contemplated thereby.

        6.6    Trust Account.    The Buyer has (and will have prior to giving effect to Buyer Stockholder Redemptions immediately prior to the Closing) at least one hundred fifty million Dollars ($150,000,000) in the account established by the Buyer for the benefit of its public stockholders (the "Trust Account"), which monies are invested in United States government treasury bills with a maturity of one hundred and eighty (180) days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government obligations and held in trust by Continental Stock Transfer & Trust Company (the "Trustee") pursuant to that certain Investment Management Trust Account Agreement, dated July 7, 2016, between the Buyer and the Trustee (the "Trust Agreement"). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions, and has not been amended or modified. The Buyer has complied in all material respects with the terms of the Trust Agreement and is not in breach thereof or default thereunder and there does not exist under the Trust Agreement any event which, with the giving of notice or the lapse of time, would constitute such a breach or default by the Buyer or the Trustee. There are no separate contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Buyer Reports to be inaccurate or that would entitle any Person (other than stockholders of the Buyer holding Buyer Issued Equity sold in the Buyer's initial public offering who shall have elected to redeem their Buyer Issued Equity pursuant to the Buyer Organizational Documents) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released, other than (a) to stockholders of the Buyer holding Buyer Issued Equity sold in the Buyer's initial public offering who shall have elected to redeem their Buyer Issued Equity pursuant to the Buyer Organizational Documents, (b) interest earned on the funds in the Trust Account which may be released to pay Taxes, and (c) up to $50,000 of dissolution expenses. There are no Actions pending or, to the Knowledge of the Buyer, threatened with respect to the Trust Account.

        6.7    Sufficient Funds.    As of the date of this Agreement, assuming the full amount of the Revolving Credit Facility (as defined in the Debt Commitment Letter) has been made available and the conditions specified in Section 8.11 have been satisfied and all cash and cash equivalents of the Company and the Company Subsidiaries are available to be used to pay the Cash Consideration at Closing in accordance with the Debt Commitment Letter, the Buyer will have sufficient cash in immediately available funds to pay the amounts which are required to be paid by the Buyer pursuant to this Agreement at Closing, including the Cash Consideration, the other amounts to be paid by the Buyer at the Closing pursuant to Section 3.4 and all of the Buyer's fees and expenses in order to consummate the transactions contemplated by this Agreement.

        6.8    Intentionally Omitted.

        6.9    Buyer Tax Matters.

          (a)   Taxes and Tax Returns.

              (i)  All material Tax Returns required to be filed by the Buyer and its Subsidiaries have been timely (within any applicable extension periods) filed, and all such Tax Returns are true, complete and correct in all material respects.

             (ii)  The Buyer and its Subsidiaries have fully and timely paid all material Taxes shown to be due on the Tax Returns referred to in Section 6.9(a)(i).

            (iii)  All deficiencies for material Taxes asserted or assessed in writing against the Buyer or any of its Subsidiaries have been fully and timely (within any applicable extension periods) paid, settled or properly reflected in the financial statements included in the Buyer Reports.

            (iv)  To the Knowledge of the Buyer, neither the Buyer nor any of its Subsidiaries has been a party to a "listed transaction," as such term is defined in Treasury Regulations Section 1.6011-4(b)(2).

             (v)  Within the past two (2) years, neither the Buyer nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

            (vi)  Merger Sub II LLC has been, at all times since its formation, wholly owned by the Buyer and treated as an entity that is disregarded from the Buyer for federal income tax purposes.

           (vii)  Neither the Buyer nor any of its Affiliates has taken or agreed to take any action or is aware of any fact or circumstances that would prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

        6.10    Antitrust Compliance.    As of the date of this Agreement, no fact or circumstance exists, including any investment or transaction now existing or under consideration by the Sponsors, the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective Affiliates, that would reasonably be expected to prevent or materially delay any filings or approvals required in connection with this Agreement and the transactions contemplated hereby under applicable Antitrust Laws.

        6.11    Litigation.    As of the date of this Agreement, there are no material Actions pending before any Governmental Authority or, to the Knowledge of the Buyer, threatened against the Buyer, Merger Sub I or Merger Sub II LLC. None of the Buyer, Merger Sub I or Merger Sub II LLC is subject to any material unsatisfied order, judgment, injunction, ruling, decision, award or decree of any Governmental Authority.

        6.12    Buyer Reports; Financial Statements.

          (a)   The Buyer has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports, schedules, proxies, registrations and other documents required to be filed or furnished by it with the SEC pursuant to the SEC Guidance since July 6, 2016 (the "Applicable Date") (the forms, statements, certifications, reports, schedules, proxies, registrations and other documents filed or furnished to the SEC (whether required or filed or furnished on a voluntary basis), in each case, including any amendments thereto, and all exhibits thereto and documents incorporated therein by reference, the "Buyer Reports"). Since the Applicable Date, each of the Buyer Reports, at the time of its filing or being furnished complied (or, if amended prior to the date of this Agreement, as of the date of such amendment) or, if not yet filed or furnished, will comply, in all material respects, with the applicable requirements of SEC Guidance and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and any rules and regulations promulgated thereunder applicable to the Buyer Reports. As of their respective dates (or, if amended prior to the date of this Agreement or the Closing Date, as of the date of such amendment), the Buyer Reports filed or furnished to the SEC since the Applicable Date did not, and any Buyer Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

          (b)   The Buyer Units, the Buyer Common Shares and the Buyer Warrants constitute the only outstanding classes of securities of the Buyer registered under the Exchange Act. Neither Merger Sub I nor Merger Sub II LLC is subject to the periodic reporting requirements of the Exchange Act or is otherwise required to file or furnish any form, statement, certification, report, schedule, proxy, registration or other document with, or make any other filing with, or furnish any other material to, the SEC.

          (c)   The Buyer has made available (including via the EDGAR system) to the Company all material correspondence between the SEC, on the one hand, and the Buyer or any of its Subsidiaries, on the other hand, since the Applicable Date. As of the date hereof, there are no outstanding or unresolved comments from the SEC's staff with respect to any of the Buyer Reports. To the Knowledge of the Buyer, as of the date hereof, (i) none of the Buyer Reports is the subject of ongoing SEC review or outstanding SEC comment and (ii) neither the SEC nor any other Governmental Authority is conducting any investigation or review of any Buyer Report.

          (d)   Since the Applicable Date, the Buyer has been in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The Buyer maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15, as applicable, under the Exchange Act and as necessary to permit preparation of financial statements in accordance with GAAP. Such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Buyer and its Subsidiaries is recorded, processed, summarized and reported within the time periods specified in the SEC Guidance, and that all such information is accumulated and communicated to the individuals responsible for the preparation of the Buyer's filings with the SEC and other public disclosure documents to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The Buyer maintains a system of internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and SEC Guidance. Since the Applicable Date, neither the Buyer (including any employee thereof) nor its independent registered public accounting firm has identified or been made aware of (i) any "significant deficiencies" or "material weaknesses" (as defined by the PCAOB) in the design or operation of internal control over financial reporting of the Buyer, (ii) any fraud or allegation of fraud, whether or not material, that involves (or involved) the management of the Buyer or other employees who have (or had) a role in the preparation of financial statements or the internal control over financial reporting utilized by the Buyer or (iii) any claim or allegation regarding any of the foregoing.

          (e)   Each of the audited financial statements and unaudited interim financial statements included in or incorporated by reference into the Buyer Reports (including the related notes and schedules) since the Applicable Date (i) complied, or, in the case of Buyer Reports filed after the date of this Agreement, will comply, as to form in all material respects with all applicable Law, including SEC Guidance, (ii) has been prepared from, and is in accordance with, or in the case of Buyer Reports filed after the date of this Agreement, will be prepared from and will be in accordance with, the books and records of the Buyer and its consolidated Subsidiaries, (iii) were prepared, or in the case of Buyer Reports filed after the date of this Agreement, will be prepared, in accordance with GAAP consistently applied during the periods involved, except as may be noted therein, and (iv) fairly presents, or in the case of Buyer Reports filed after the date of this Agreement, will fairly present (x) the consolidated financial condition of the Buyer and its consolidated Subsidiaries as of its date and (y) the results of operations, earnings and changes in financial condition, as the case may be, of the Buyer and its consolidated Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments, none of which are material, individually or in the aggregate).

          (f)    There are no outstanding loans or other extensions of credit made by the Buyer to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Buyer. The Buyer has not taken any action prohibited by Section 13(k) of the Exchange Act.

        6.13    NASDAQ Stock Market Quotation.    The issued and outstanding Buyer Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NASDAQ under the symbol "MIIIU". The issued and outstanding Buyer Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NASDAQ under the symbol "MIII". The issued and outstanding Buyer Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NASDAQ under the symbol "MIIIW". As of the date of this Agreement, the Buyer is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ, including the requirements for continued listing of the Buyer Units, Buyer Common Shares and Buyer Warrants on NASDAQ, and, there are no Actions pending or, to the Knowledge of the Buyer, threatened in writing against the Buyer, and, as of the date of this Agreement, the Buyer has not received any notice from NASDAQ or the SEC, in each case regarding the deregistration of the Buyer Units, Buyer Common Shares or Buyer Warrants or the delisting of the Buyer Units, Buyer Common Shares or Buyer Warrants. None of the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective Affiliates has taken any action in an attempt to deregister the Buyer Units, Buyer Common Shares or Buyer Warrants under the Exchange Act.

        6.14    Investment Company Act; JOBS Act.    The Buyer is not, and following the Closing will continue not to be, an "investment company" or a Person directly or indirectly "controlled" by or acting on behalf of an "investment company", in each case within the meaning of the Investment Company Act. The Buyer constitutes an "emerging growth company" within the meaning of the Jumpstart Our Business Startups Act of 2012.

        6.15    Proxy Statement.    When filed pursuant to Section 14A, the Proxy Statement (or any amendment or supplement thereto), shall comply in all material respects with all applicable Law, including SEC Guidance. On the date the Proxy Statement is first mailed to the Buyer's stockholders, and at the time of the Buyer Stockholders Meeting, the Proxy Statement (together with any amendments or supplements thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and such information shall appear on its face to be appropriately responsive in all material respects with the SEC Guidance; provided, however, that the Buyer makes no representations or warranties as to the information contained in or omitted from the Proxy Statement in reliance upon and in conformity with information furnished in writing to the Buyer by or on behalf of the Company or the Seller for inclusion in the Proxy Statement.

        6.16    Business Activities.

          (a)   Since its respective organization, neither the Buyer nor Merger Sub I or Merger Sub II LLC has conducted any business activities other than activities directed toward the accomplishment of a Business Combination and maintenance of its corporate or limited liability company existence. Except as set forth in the Buyer Organizational Documents, there is no agreement, commitment, injunction or order binding upon the Buyer, Merger Sub I or Merger Sub II LLC or to which the Buyer, Merger Sub I or Merger Sub II LLC is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of the Buyer, Merger Sub I or Merger Sub II LLC or any acquisition of property by the Buyer, Merger Sub I or Merger Sub II LLC or the conduct of business by the Buyer, Merger Sub I or

  Merger Sub II LLC as currently conducted or as contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to be material to the Buyer and its Subsidiaries, taken as a whole, or have a material adverse effect on the ability of the Buyer, Merger Sub I or Merger Sub II LLC to enter into and perform their obligations under this Agreement or any Ancillary Agreement to which Buyer, Merger Sub I and/or Merger Sub II LLC is a party or to consummate the Mergers and the other transactions contemplated hereby and thereby (a "Buyer Material Adverse Effect").

          (b)   Except for Merger Sub I and Merger Sub II LLC, the Buyer does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any Person. Except for this Agreement and the transactions contemplated hereby, the Buyer has no interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination. Except for the transactions contemplated by this Agreement, neither Merger Sub I nor Merger Sub II LLC owns or has a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any Person.

          (c)   Each of Merger Sub I and Merger Sub II LLC was formed solely for the purpose of effecting the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby and has no, and at all times prior to the Effective Time except as expressly contemplated by this Agreement, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.

          (d)   Except for liabilities and obligations (i) reflected or reserved for on the Buyer's consolidated balance sheet for the year ended December 31, 2016 as reported on Form 10-K or disclosed in the notes thereto, (ii) disclosed in the Buyer Disclosure Schedules, (iii) incurred in the ordinary course of business, consistent with past practice, since the date of the Buyer's consolidated balance sheet for the year ended December 31, 2016 as reported on Form 10-K, or (iv) incurred in connection with or contemplated by this Agreement and/or the transactions contemplated hereby, the Buyer does not have any liabilities of a type that are required by GAAP to be reflected or reserved against in a balance sheet of the Buyer.

        6.17    Affiliate Transactions.    Except as set forth on Section 6.17 of the Buyer Disclosure Schedules, no Sponsor, any Affiliate of a Sponsor (other than the Buyer and its Subsidiaries), any other Affiliate of the Buyer (other than any Subsidiary of the Buyer), any current or former officer, director, stockholder, trustee or member of any of the foregoing Persons or any family member (by blood or marriage) of any of the foregoing Persons is a party to or the beneficiary of any contract with the Buyer or any of its Subsidiaries or has any interest in any property or assets used by the Buyer or any of its Subsidiaries (collectively, the "Affiliate Transactions"). Section 6.17 sets forth all contracts, undertakings, commitments, agreements, obligations and understandings (including, in each case, with respect to compensation) between the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective Affiliates (including the Sponsors), on the one hand, and any current or former officer, director, stockholder, member, trustee or Affiliate of any of the foregoing Persons or any family member (by blood or marriage) of any of the foregoing Persons, on the other hand, relating to the transactions contemplated by this Agreement or the operations of the Buyer, the Company or the Company Subsidiaries after the Second Effective Time.

        6.18    Buyer Material Contracts.    Section 6.18 of the Buyer Disclosure Schedules sets forth a true, correct and complete list of all Buyer Material Contracts. As of the date hereof, each Buyer Material Contract set forth on Section 6.18 of the Buyer Disclosure Schedules is valid and binding on the Buyer, Merger Sub I and Merger Sub II LLC to the extent the Buyer, Merger Sub I and Merger Sub II LLC are party thereto, as applicable, and, to the Knowledge of the Buyer, each other party thereto, and is in full force and effect and enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions. With respect to all Buyer Material Contracts, neither the Buyer nor, to the Knowledge of the Buyer, any other party to any such Buyer Material Contract is in breach thereof or default thereunder and, to the Knowledge of the Buyer, there does not exist under any Buyer Material Contract any event which, with the giving of notice or the lapse of time, would constitute such a breach or default by the Buyer or, to the Knowledge of the Buyer, any other party to such Buyer Material Contract, in each case except for such breaches, defaults and events as to which requisite waivers or consents have been obtained (which waivers or consents are not subject to (x) any conditions which have not be satisfied or (y) an expiration date prior to the end of the term of such Buyer Material Contract), which would not, individually or in the aggregate, reasonably be expected to be material to the Buyer and its Subsidiaries, taken as a whole. As of the date hereof, none of the Buyer Material Contracts has been canceled or otherwise terminated (other than such Buyer Material Contracts as have expired in accordance with their respective terms) and none of Buyer, Merger Sub I or Merger Sub II LLC has received any written notice from any Person regarding any such cancellation or termination or any material default, in each case with respect to a Buyer Material Contract.

        6.19    Brokers.    Other than Stifel, Nicolaus & Company, Incorporated, no broker, finder or similar intermediary has acted for or on behalf of the Buyer or any of its Affiliates, including the Sponsors, in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement with the Buyer or any of its Affiliates, including the Sponsors, or any action taken by the Buyer or any of its Affiliates, including the Sponsors, except for the Deferred Underwriting Fees and other amounts payable to Cantor Fitzgerald & Co and Jefferies LLC.

        6.20    No Outside Reliance.    Each of the Buyer, Merger Sub I and Merger Sub II LLC acknowledges that it and its Representatives have been permitted satisfactory access to the books and records, facilities, equipment, Tax Returns, contracts, insurance policies (or summaries thereof) and other properties and assets of the Company and the Company Subsidiaries that it and its Representatives have desired or requested to see or review, and that it and its Representatives have had a satisfactory opportunity to meet with the officers and employees of the Company and the Company Subsidiaries to discuss the business of the Company and the Company Subsidiaries. Each of the Buyer, Merger Sub I and Merger Sub II LLC acknowledges that none of the Seller, the Company, the Seller's Representative or any other Person has made any representation or warranty, express or implied, written or oral, as to the accuracy or completeness of any information that the Company and the Company Subsidiaries furnished or made available to the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective Representatives, except as expressly set forth in Articles 4 and 5 of this Agreement, and none of the Seller, the Company, the Seller's Representative or any other Person (including any officer, director, employee, member or partner of the Seller or the Seller's Representative) shall have or be subject to any liability (whether in contract or tort, under applicable securities Laws or otherwise) to the Buyer, Merger Sub I, Merger Sub II LLC or any other Person, based upon any information, documents or materials made available to the Buyer, Merger Sub I or Merger Sub II LLC or resulting from the use by the Buyer, Merger Sub I or Merger Sub II LLC of any information, documents or material made available to the Buyer, Merger Sub I or Merger Sub II LLC, in each case in any "data rooms," management presentations, due diligence or in any other form in expectation of the transactions contemplated hereby. Each of the Buyer, Merger Sub I and Merger Sub II LLC acknowledges that, should the Closing occur, the Buyer shall acquire the Company and the Company Subsidiaries without any representation or warranty as to merchantability or fitness for any particular purpose of their respective assets, in an "as is" condition and on a "where is" basis, except as otherwise expressly represented or warranted in Articles 4 and 5 of this Agreement; provided, however, that nothing in this Section 6.20 is intended to limit or modify the representations and warranties contained in Articles 4 and 5 which the Company and the Seller acknowledge Buyer, Merger Sub I and Merger Sub II are relying on in executing and delivering this Agreement. Each of the Buyer, Merger Sub I and Merger Sub II LLC acknowledges that, except for the representations and warranties contained in Articles 4 and 5, neither the Company, the Seller, the Seller's Representative nor any other Person has made, and the Buyer, Merger Sub I and Merger Sub II LLC have not relied on, any other express or implied representation or warranty by or on behalf of the Company, the Seller or the Seller's Representative, including any implied representation or warranty as to value, condition, capacity, merchantability, environmental condition or suitability. Each of the Buyer, Merger Sub I and Merger Sub II LLC acknowledges that none of the Company, the Seller, the Seller's Representative, nor any other Person, directly or indirectly, has made, and the Buyer, Merger Sub I and Merger Sub II LLC have not relied on, any representation or warranty regarding the pro-forma financial information, budgets, estimates, projections, business plans, forecasts or other forward-looking statements of the Company or any Company Subsidiary (including the reasonableness of the assumptions underlying such information, budgets, estimates, projections, business plans, forecasts or forward-looking statements), and neither the Buyer, Merger Sub I nor Merger Sub II LLC will make or have any claim with respect thereto. Notwithstanding the foregoing, this Section 6.20 shall not (and shall not be deemed to) limit any claim based on Fraud.

        6.21    Investment Purpose.    Each of the Buyer, Merger Sub I and Merger Sub II LLC is entering into the Mergers and the other transactions contemplated by this Agreement for the purpose of investment and not with a view to, or for resale in connection with, the distribution of any Company Common Units in violation of applicable federal, state or provincial securities Laws. Each of the Buyer, Merger Sub I and Merger Sub II LLC acknowledges that the sale of the Company Common Units hereunder has not been registered under the Securities Act or any state securities Laws, and that the Company Common Units may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act, pursuant to an exemption from the Securities Act or in a transaction not subject thereto. Each of the Buyer, Merger Sub I and Merger Sub II LLC represents that it is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D of the Securities Act.

        6.22    Exclusivity of Representations.    The representations and warranties made by the Buyer, Merger Sub I and Merger Sub II LLC in this Article 6 are the exclusive representations and warranties made by the Buyer, Merger Sub I and Merger Sub II LLC. The Buyer, Merger Sub I and Merger Sub II LLC hereby disclaim any other express or implied representations or warranties, whether written or oral. The Buyer, Merger Sub I and Merger Sub II LLC are not, directly or indirectly, making any representations or warranties regarding the pro-forma financial information, financial projections or other forward-looking statements of the Buyer; provided that the foregoing shall not be deemed to limit the Buyer's obligations under the second sentence of Section 7.5(c).

ARTICLE 7

COVENANTS

        Unless this Agreement is terminated pursuant to Article 10, the parties hereto covenant and agree as follows:

        7.1    Conduct of Business of the Company.

          (a)   Except as (i) expressly provided by this Agreement, (ii) set forth in Section 7.1(a) of the Company Disclosure Schedules, or (iii) required by any applicable Law, during the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, the Company shall, and shall cause the Company Subsidiaries to, (A) conduct their respective business and operations in the ordinary course consistent with past practice in all material respects (including with respect to the issuance of letters of credit and bonds), (B) use commercially reasonable efforts to preserve substantially intact the business organization and material assets of the Company and the Company Subsidiaries; (C) use commercially reasonable efforts to keep available the services of the Company's and the Company Subsidiaries' current officers and key employees; (D) use commercially reasonable efforts to preserve the current relationships of the Company and the Company Subsidiaries with the Material Customers and Material Suppliers; (E) use commercially reasonable efforts to keep and maintain the Company and the Company Subsidiaries' assets and properties in good repair and normal operating condition, wear and tear excepted; (F) use commercially reasonable efforts to make capital expenditures in accordance with the Capital Expenditures Budget attached to Section 7.1 of the Company Disclosure Schedules; and (G) not take or omit to take any action which would result in a Material Adverse Effect.

          (b)   Without limiting the forgoing, during the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, except as (A) otherwise expressly permitted by this Agreement, (B) set forth on Section 7.1(b) of the Company Disclosure Schedules, or (C) required by any applicable Law, the Company shall not (and shall cause the Company Subsidiaries not to) undertake any of the following actions without the prior written consent of the Buyer, which consent in the cases of clauses (xi)(A), (xii), (xiii), (xv), (xvi), (xvii), (xviii) and (xx) shall not be unreasonably withheld, conditioned or delayed:

              (i)  fail to maintain books of account and records consistent with past practice;

             (ii)  issue, sell or pledge, or authorize or propose the issuance, sale or pledge of (A) additional equity interests of any class of the Company (including the Company Common Units) or any Company Subsidiary, or securities convertible into or exchangeable for any such equity interests, or any rights, warrants or options to acquire any such equity interests or other convertible securities of the Company or any Company Subsidiary or (B) any other securities in respect of, in lieu of, or in substitution for the equity interests of the Company (including the Company Common Units) or any Company Subsidiary outstanding on the date hereof;

            (iii)  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation or other reorganization of the Company or any Company Subsidiary, or otherwise alter the Company's or any Company Subsidiary's corporate structure;

            (iv)  redeem, repurchase or otherwise acquire any outstanding equity interests of the Company or any Company Subsidiary; provided, that nothing in this Agreement shall restrict the Company from declaring and paying any cash dividend or making any other cash distribution to the Seller prior to the Adjustment Time to the extent such cash was not generated from a breach of any of the Specified Provisions;

             (v)  commence, settle or compromise any Action that results, or would reasonably be expected to result, in a liability or loss to the Company or any Company Subsidiary of more than $500,000;

            (vi)  cancel or waive any claims or rights with a value to the Company or any Company Subsidiary in excess of $250,000;

           (vii)  permit the lapse, cancellation or termination of any Insurance Policy, unless the Company or such Company Subsidiary has timely obtained a comparable replacement thereof;

          (viii)  (A) sell, assign or transfer all or any material portion of the Owned Intellectual Property, (B) grant or agree to grant any IP Licenses except for non-exclusive licenses granted in the ordinary course of business, (C) abandon or cease to prosecute or maintain any of the material Owned Intellectual Property, other than in the ordinary course of business or (D) disclose any material trade secrets used in the business to any third party that is not subject to a confidentiality obligation with respect thereto;

            (ix)  make any capital expenditures or enter into any contract or commitment for capital expenditures in excess of $250,000 in respect of any such individual contract or commitment or $500,000 in the aggregate, in each case other than as contemplated by the Capital Expenditures Budget, or enter into capital leases if it would cause total capitalized lease obligations to exceed $20,000,000;

             (x)  adopt any amendment to the limited liability company agreement, or equivalent organizational documents, of the Company or any Company Subsidiary;

            (xi)  (A) incur any Indebtedness of the type described in (a) or (b) thereof, other than pursuant to the Existing Credit Facility or (B) issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for the obligations of any Person (other than the Company or any Company Subsidiary in the ordinary course of business);

           (xii)  enter into any letter of credit, other than as credit support for (A) insurance, (B) bonding or (C) projects with respect to which such letter of credit is security for performance by the Company or any Company Subsidiary;

          (xiii)  subject any of the Company's or any Company Subsidiaries' properties or assets to any Encumbrance, except for Permitted Encumbrances;

          (xiv)  accelerate the collection of or discount any accounts receivable, delay the payment of accounts payable or deferred expenses, reduce inventories, increase customer deposits or otherwise reduce other assets or increase liabilities, in each case for the purpose of increasing cash and cash equivalents, except in the ordinary course of business consistent with past practice;

            (xv)  (i) except as consistent with past practices solely with respect to employees that are not directors or officers, increase in any material manner the rate or terms of compensation or benefits of any of its directors, officers, employees, or individual service providers except as may be required under any material Company Plan or collective bargaining agreement, (ii) pay or agree to pay any material pension or retirement allowance or other employee benefit not contemplated by any Company Plan to any current or former director or officer, whether past or present, other than as required by Law, (iii) enter into, adopt or materially amend any collective bargaining agreement other than as required by Law, (iv) enter into, adopt or materially amend any employment, bonus, severance, retention, or retirement contract with any officer or any employee or adopt any employee benefit plan, in each case other than (1) as required by Law, (2) as would not materially increase the costs and expenses to the Company of sponsoring, maintaining, administering or contributing to the employee benefit plan, (3) with respect to contracts for positions that are open as of the date hereof, (4) to replace individuals who are terminated for cause or who voluntarily retire or resign in the ordinary course of business or (5) as would be included in Transaction Expenses, subject to the limitations set forth in the definition thereof, or (v) fund (or secure the payment of) or take any action to accelerate in any material respect the vesting, funding or payment of any compensation, incentive arrangements, retention, transaction bonus, change in control, or other benefits or severance or any other form of separation payment, of any current or former employee, director, or individual service provider other than pursuant to contracts in existence on the date hereof and disclosure in writing to the Buyer;

          (xvi)  except in the ordinary course of business consistent with past practice, sell, lease, assign, transfer or otherwise dispose of, any of its tangible property or assets in excess of $100,000 in the aggregate;

         (xvii)  make any loans, advances or capital contributions, except (i) loans, advances or capital contributions from the Company or a Company Subsidiary to the Company or another

    Company Subsidiary in the ordinary course of business or (ii) advances for travel and other normal business expenses to directors, officers and employees in the ordinary course of business consistent with past practice;

        (xviii)  materially amend, waive in any material respect, become subject to (except for each Material Contract that is a construction contract with an unaffiliated customer which is proposed to be or is entered into in the ordinary course of business and does not exceed a value of $75,000,000), or terminate (except for any termination upon expiration in accordance with the terms of such Material Contract or Lease) any Material Contract or any Lease or consent to the termination of the Company's or any of the Company Subsidiaries' rights thereunder (except for any termination upon expiration in accordance with the terms of such Material Contract or Lease);

          (xix)  implement any employee layoffs or facility closures that could require notice under the WARN Act;

            (xx)  except in the ordinary course of business consistent with past practice, acquire any operating business or Person, by merger or consolidation, purchase of substantial assets or equity interests, or by any other manner, in a single transaction or a series of related transactions;

          (xxi)  change the independent accountants of the Company or any Company Subsidiary or make any change in any method of accounting or auditing practice other than those required by applicable Law or GAAP;

         (xxii)  enter into any contract, agreement or transaction with an Affiliate that would be binding after Closing, other than (i) with the Company or any Company Subsidiary and (ii) subject to providing written notice to the Buyer promptly after entry thereof, contracts, agreements or transactions with portfolio companies of Oaktree Capital Management, L.P. or its Affiliates (x) that are entered into in the ordinary course of business on arms-length terms, and (y) are for products or services in quantities and at costs that the Company or such Company Subsidiary, as the case may be, would have obtained from a third party on similar terms;

        (xxiii)  except where otherwise required by applicable Law, make or change any Tax election, file any amended Tax Return, adopt or change any Tax accounting method or change any Tax accounting period, or settle any Tax claim(s) or assessment(s) relating to the Company or any Company Subsidiary for an amount in excess of $500,000 individually or in the aggregate, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment relating to any Company Subsidiary, fail to pay any Tax that became due and payable (including estimated tax payments), or prepare or file a Tax Return in a manner inconsistent with past practice; or

         (xxiv)  agree in writing to take any of the foregoing actions.

        Notwithstanding anything to the contrary contained herein, nothing contained in this Agreement (A) will give Buyer, Merger Sub I or Merger Sub II LLC, directly or indirectly, rights to control or direct the business or operations of the Company and the Company Subsidiaries prior to the Closing or (B) will operate to prevent or restrict any act or omission by the Company or the Company Subsidiaries the taking of which is required by applicable Law. Prior to the Closing, the Company and the Company Subsidiaries will exercise, consistent with the terms and conditions of this Agreement, control of their business and operations.

        7.2    Conduct of Business of the Buyer, Merger Sub I and Merger Sub II LLC.    Except as (i) expressly provided by this Agreement, (ii) set forth in Section 7.2 of the Buyer Disclosure Schedules or (iii) required by any applicable Law, during the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, each of the Buyer, Merger Sub I and Merger Sub II LLC (x) shall conduct their respective business and operations in the ordinary course consistent with past practice in all material respects, (y) shall not take or omit to take any action that would result in a Buyer Material Adverse Effect and (z) shall not undertake any of the following actions without the prior written consent of the Seller's Representative:

          (a)   fail to maintain books of account and records consistent with past practice;

          (b)   issue, sell or pledge, or authorize or propose the issuance, sale or pledge of (i) additional equity interests of any class of the Buyer (including the Buyer Common Shares and Buyer Preferred Shares), Merger Sub I or Merger Sub II LLC, or securities convertible into or exchangeable for any such equity interests, or any rights, warrants or options to acquire any such equity interests or other convertible securities of the Buyer, Merger Sub I or Merger Sub II LLC or (ii) any other securities in respect of, in lieu of, or in substitution for the equity interests of the Buyer (including the Buyer Common Shares and Buyer Preferred Shares), Merger Sub I or Merger Sub II LLC outstanding on the date hereof; provided, that so long as such issuance does not, and would reasonably be expected not to, prevent, delay or otherwise impair the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements, the Buyer shall be entitled to issue Buyer Preferred Shares and Buyer Common Shares, in each case at a price per share equal to the Buyer Share Issue Price (which shall be equal to or greater than the price at which the Seller receives the Buyer Preferred Shares and Buyer Common Shares issued to the Seller at Closing) for aggregate cash proceeds not to exceed $75,000,000 (the proceeds of any such issuance, the "Sponsor Co-Investment Proceeds"); provided, further, that, without the prior written consent of the Seller's Representative, (w) the Buyer shall not grant any governance rights to the purchaser of such Buyer Preferred Shares (other than as set forth in the Certificate of Designations) or Buyer Common Shares (other than voting rights consistent in all respects with the voting rights of the holders of Buyer Common Shares as of the date hereof), (x) the Buyer shall not issue such Buyer Preferred Shares or Buyer Common Shares for any consideration other than cash, (y) the aggregate proceeds of any issuances of Buyer Preferred Shares pursuant to the first proviso of this Section 7.2(b), together with the aggregate value of the Buyer Preferred Shares to be issued to the Seller at Closing (determined using the Buyer Share Issue Price for the Buyer Preferred Shares) shall not exceed $35 million, and (z) the Cash Consideration shall be increased by an amount equal to proceeds of any issuances of Buyer Preferred Shares and/or Buyer Common Shares pursuant to the first proviso of this Section 7.2(b) up to $35,000,000 (the "Additional Sponsor Co-Investment Proceeds") and the number of Buyer Preferred Shares to be issued to Seller at Closing shall be correspondingly reduced (determined using the Buyer Share Issue Price for the Buyer Preferred Shares).

          (c)   redeem, repurchase or otherwise acquire any outstanding equity interests of the Buyer (other than any redemptions pursuant to the Buyer Stockholder Redemption at the Closing), Merger Sub I or Merger Sub II LLC or declare, set aside or pay any dividend or any other distribution with respect to the equity interests of the Buyer, Merger Sub I or Merger Sub II LLC;

          (d)   effect any recapitalization, reclassification, stock dividend, stock split or like change in the capitalization of the Buyer, Merger Sub I or Merger Sub II LLC;

          (e)   adopt any amendment to the Buyer Organizational Documents (other than the Buyer A&R Charter or the Buyer A&R By-laws), the Trust Agreement, the Warrant Agreement (including any reduction of the warrant price set forth therein) or any of the organizational documents of Merger Sub I or Merger Sub II LLC;

          (f)    (A) incur any Indebtedness other than pursuant to the Replacement Credit Facility, (B) issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for the obligations of any Person, or (C) make any loans or advances to any Person except in the ordinary course of business consistent with past practice;

          (g)   subject any of the Buyer's, Merger Sub I's or Merger Sub II LLC's properties or assets to any Encumbrance;

          (h)   amend, become subject to, or terminate (except for any termination upon expiration in accordance with the terms of such Buyer Material Contract) any Buyer Material Contract;

          (i)    (i) increase in any material manner the rate or terms of compensation or benefits of any of its directors, officers, or employees, (ii) pay or agree to pay any material pension or retirement allowance or other employee benefit not contemplated by any existing employee benefit plan to any current or former director or officer, whether past or present, other than as required by Law, or (iii) enter into, adopt or materially amend any employment, bonus, severance or retirement contract with any officer or any employee or adopt any employee benefit plan, in each case other than as required by Law;

          (j)    directly or indirectly acquire any operating business or Person, by merger or consolidation, purchase of substantial assets or equity interests, or by any other manner, in a single transaction or a series of related transactions;

          (k)   purchase any equity interests of any Person other than pursuant to the Buyer Stockholder Redemption;

          (l)    adopt a plan of complete or partial liquidation, dissolution, merger, consolidation or other reorganization of the Buyer, Merger Sub I or Merger Sub II LLC, or otherwise alter the Buyer's, Merger Sub I's or Merger Sub II LLC's corporate structure;

          (m)  engage in any new line of business;

          (n)   except where otherwise required by applicable Law, make or change any material Tax election, file any material amended Tax Return, change any Tax accounting period, settle any material Tax claim relating to the Buyer or any Subsidiary of the Buyer;

          (o)   take any action or make any election that would cause Merger Sub II LLC to be treated as other than a disregarded entity of the Buyer;

          (p)   commence, settle or compromise any Action;

          (q)   change the independent accountants of the Buyer or any of its Subsidiaries or make any change in any method of accounting or auditing practice other than those required by applicable Law or GAAP;

          (r)   enter into any contract, agreement or transaction with an Affiliate that would be binding after Closing;

          (s)   undertake any operations or actions, except for operations or actions as are reasonable and appropriate in furtherance of the transactions contemplated hereby; or

          (t)    agree in writing to take any of the foregoing actions.

        7.3    Access to Information; Confidentiality; Public Announcements.

          (a)   During the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, the Company shall give the Buyer, Merger Sub I, Merger Sub II LLC and their respective authorized Representatives reasonable access during normal business hours to all books, records, offices and other facilities and properties of the Company and each Company Subsidiary as the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective authorized Representatives may from time to time reasonably request; provided, however, that any such access shall be conducted in a manner not to interfere with the businesses or operations of the Company and the Company Subsidiaries and none of the Buyer nor any of its Affiliates shall, directly or indirectly, conduct or cause any invasive sampling or testing with respect to the Real Property without the prior written consent of the Company, to be granted in the Company's sole discretion. Notwithstanding anything to the contrary in this Agreement, neither the Company nor any Company Subsidiary shall be required to disclose any information to the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective authorized Representatives, if doing so could (i) violate any agreement or Law to which the Company or any Company Subsidiary is a party or to which the Company or any Company Subsidiary is subject or (ii) result in the waiver of any legal privilege or work product protection of the Company, any Company Subsidiary or the Seller; provided, that the Company shall use commercially reasonable efforts to disclose such information in a manner as not to violate such agreement, Law, privilege or protection and provided, further, that the Company shall not be required to disclose to the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective authorized Representatives, any information related to the sale of the Company and the Company Subsidiaries, including valuations and materials related to the negotiation of this Agreement.

          (b)   It is agreed that, except in the ordinary course of business consistent with past practice, during the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, neither the Buyer nor any of its Affiliates shall contact any of the employees, customers or suppliers of the Company or the Company Subsidiaries, whether in person or by telephone, mail or other means of communication, with respect to the transactions contemplated hereby, the Company, the Company Subsidiaries or their respective businesses without the specific authorization of the Seller's Representative (which shall not be unreasonably withheld, conditioned or delayed).

          (c)   Any information provided to or obtained by the Buyer, Merger Sub I, Merger Sub II LLC or any of their authorized Representatives pursuant to paragraphs (a) or (b) above shall constitute "Evaluation Material" ("Confidential Information") subject to the Confidentiality Agreement, dated as of April 27, 2017, by and between IEA and the Buyer (the "Confidentiality Agreement"), and shall be held by the Buyer, Merger Sub I, Merger Sub II LLC and their respective Representatives in accordance with and be subject to the terms of the Confidentiality Agreement. Notwithstanding anything to the contrary herein, the terms and provisions of the Confidentiality Agreement shall survive the termination of this Agreement in accordance with the terms therein. In the event of the termination of this Agreement for any reason, the Buyer, Merger Sub I and Merger Sub II LLC shall comply with the terms and provisions of the Confidentiality Agreement. The Confidentiality Agreement shall terminate on the Closing Date.

          (d)   Each of the Buyer and the Company acknowledges and agrees that it shall, from and after the Closing, preserve and keep, or cause to be preserved and kept, all books and records (including Tax records) in respect of the Company and the Company Subsidiaries in the possession of the Buyer or its Affiliates as of the Closing for the longer of (i) any applicable statute of limitations and (ii) a period of seven (7) years from the Closing Date. Each of the Buyer and the Company shall, upon reasonable notice, only to the extent reasonably necessary in connection with audit, accounting or tax matters and subject to any applicable privilege (including the attorney-client privilege), give the Seller's Representative and its authorized Representatives access during normal business hours to examine, inspect and copy such books and records; provided, however, that any such access shall be conducted in a manner not to interfere with the businesses or operations of the Company and the Company Subsidiaries. Notwithstanding any provision to the contrary in this Agreement, the Buyer and the Company shall not be required to provide to the Seller's Representative access to any consolidated, combined, unitary or other Tax Returns (or related work papers) including the Buyer or any Affiliate thereof other than the Company and the Company Subsidiaries.

          (e)   Neither the Seller nor the Company, on the one hand, or the Buyer, Merger Sub I or Merger Sub II LLC, on the other hand, will issue or cause the publication of any press release, materials filed with or furnished to the SEC or any stock exchange, or other public announcement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Buyer or the Seller's Representative and the Company, as applicable, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that nothing herein will prohibit any party from issuing or causing publication of any such press release, materials filed with or furnished to the SEC or any stock exchange, or public announcement to the extent that such disclosure is upon advice of counsel required by Law, in which case the party making such determination will, if practicable in the circumstances, use reasonable efforts to allow the Buyer or the Seller's Representative and the Company, as applicable, reasonable time to comment on such release, materials or announcement in advance of its issuance; provided, further, that the foregoing shall not restrict disclosures of information made by or on behalf of Buyer, IEA or their respective Affiliates or successors, on the one hand, to their respective direct and indirect Affiliates, actual and potential investors, actual and potential financing sources, counsel, accountants, consultants and other advisors, on the other hand (so long as, in each case, such disclosure has a valid business purpose and is effected in a manner consistent with customary practices (including with respect to confidentiality)).

        7.4    Filings and Authorizations; Consummation.

          (a)   Each of the parties hereto shall, if required by applicable Law, file or supply, or cause to be filed or supplied in connection with the transactions contemplated herein, all notifications (or, if required by the relevant Governmental Authorities, drafts thereof) required to be filed or supplied pursuant to the Antitrust Laws (including the HSR Act, in connection with which the parties shall seek early termination of the waiting period in respect thereof) within ten (10) Business Days following the date hereof, and all such filings shall not be withdrawn or otherwise rescinded without the prior written consent of all parties. The parties acknowledge and agree that the Buyer and the Seller shall each pay and shall be responsible for the payment of fifty percent (50%) of all filing fees and other charges for any filings under the Antitrust Laws; provided, that immediately following the Closing, the Company shall reimburse each of the Buyer and the Seller for such fees and other charges.

          (b)   Subject to Sections 7.4(d) and 7.5, each of the parties hereto, as promptly as practicable, shall make, or cause to be made, all other filings and submissions under Laws applicable to it, or to its Subsidiaries and Affiliates, as may be required for it to consummate the transactions contemplated herein and shall use its reasonable best efforts to obtain, or cause to be obtained, all other authorizations, approvals, consents and waivers from all Persons (including any parties to Material Contracts) and Governmental Authorities necessary to be obtained by it, or its Subsidiaries or Affiliates, in order for it to consummate such transactions. Each of the Buyer, Merger Sub I and Merger Sub II LLC acknowledges that certain consents with respect to the transactions contemplated by this Agreement may be required from parties to contracts to which the Company or a Company Subsidiary is a party and that such consents and waivers may not be obtained. Each of the Buyer, Merger Sub I and Merger Sub II LLC agrees that the Seller and its Affiliates shall not have any liability to the Buyer, Merger Sub I, Merger Sub II LLC, the Company or any Company Subsidiary arising out of or relating to the failure to obtain any consents that may be required in connection with the transaction contemplated by this Agreement.

          (c)   The parties hereto shall coordinate and cooperate with one another in exchanging and providing such information to each other and in making the filings and requests referred to in paragraphs (a) and (b) above. The parties hereto shall supply such reasonable assistance as may be reasonably requested by any other party hereto in connection with the foregoing.

          (d)   Notwithstanding anything to the contrary herein, if any order is made by any Governmental Authority or any suit is threatened or instituted challenging any of the transactions contemplated by this Agreement as violative of any Antitrust Law, each of the Buyer, Merger Sub I and Merger Sub II LLC shall, and shall cause its Affiliates to, take any and all such action (including agreeing to (x) hold separate, divest or license any of the businesses, product lines or assets of the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective Affiliates (including, after the Closing Date, the Surviving Company), or any investment held directly or indirectly by the Company, or (y) any other limitations on the Buyer's freedom of action with respect to, or its ability to retain, the Surviving Company and its Subsidiaries or any portion thereof or any of the Buyer's or its Affiliates' other assets or businesses) as may be required (i) by the applicable Governmental Authority in order to resolve such objections as such Governmental Authority may have to such transactions under such Antitrust Law or (ii) by any domestic or foreign court or similar tribunal, in any Action brought by any Person or Governmental Authority challenging the transactions contemplated by this Agreement as violative of any Antitrust Law, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order that has the effect of delaying or preventing the consummation of the transactions contemplated by this Agreement. It shall not be deemed a failure to satisfy the conditions specified in Sections 8.4 or 9.4 or give rise to the right to terminate this Agreement pursuant to Section 10.1(e), if in any suit brought by any Person or Governmental Authority challenging the transactions contemplated by this Agreement as violative of any Antitrust Law, a court enters or the applicable Governmental Authority makes an order or decree permitting the transactions contemplated by this Agreement, but requiring that any of the businesses, product lines or assets of any of the Buyer, Merger Sub I or Merger Sub II LLC or their respective Affiliates or of the Company, the Company Subsidiaries or any investment held directly or indirectly by the Company be divested, held separate or licensed by the Buyer, or that would otherwise limit the Buyer's freedom of action with respect to, or its ability to retain, the Surviving Company and its Subsidiaries or any portion thereof or any of the Buyer's or its Affiliates' other assets or businesses.

          (e)   Each party hereto shall promptly inform the other parties of any material communication from the Federal Trade Commission, the Department of Justice or any other Governmental Authority regarding any of the transactions contemplated by this Agreement, and shall promptly furnish the other party with copies of substantive notices or other communications received from any third party or any Governmental Authority with respect to such transactions. Each party shall agree on the content of any proposed substantive written communication or submission or any oral communication to any Governmental Authority. If any party or any Affiliate thereof receives a request for additional information or documentary material from any such Governmental Authority with respect to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. The parties shall, to the extent practicable, provide the other party and its counsel with advance notice of and the opportunity to participate in any substantive discussion, telephone call or meeting with any Governmental Authority in respect of any filing, investigation or other inquiry in connection with the transactions contemplated by this Agreement and to participate in the preparation for such discussion, telephone call or meeting, to the extent not prohibited by the Governmental Authority. Each of the Buyer, Merger Sub I and Merger Sub II LLC will advise the Company promptly in respect of any understandings, undertakings or agreements (oral or written) which the Buyer, Merger Sub I or Merger Sub II LLC proposes to make or enter into with the Federal Trade Commission, the Department of Justice or any other Governmental Authority in connection with the transactions contemplated by this Agreement.

          (f)    Each of the Buyer, Merger Sub I and Merger Sub II LLC shall not, and shall not permit any of its Affiliates to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or equity in, or otherwise make any investment in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire or make any investment in any material assets.

        7.5    Proxy Statement.

          (a)   As promptly as practicable following the execution and delivery of this Agreement, and the receipt by the Buyer of the information referred to in Section 7.5(h), the Buyer shall, in accordance with this Section 7.5, prepare and file with the SEC, in preliminary form, a proxy statement in connection with the transactions contemplated by this Agreement (together with the notice of meeting and any amendments thereof and supplements thereto, and any and all materials incorporated by reference therein, in accordance with SEC Guidance, the "Proxy Statement") to be sent to the stockholders of the Buyer relating to the Buyer Stockholders Meeting, for the purpose of, among other things, soliciting proxies from holders of Buyer Common Shares to vote at the Buyer Stockholders Meeting in favor of (i) the adoption of this Agreement and the approval of the Mergers and the other transactions contemplated hereby and thereby, (ii) the issuance of Buyer Common Shares and the Buyer Preferred Shares to the Seller in accordance with the terms of this Agreement, (iii) to the extent that Buyer holds its annual meeting of stockholders as part of the Buyer Stockholders Meeting, the election of directors effective as of the Closing, including the directors to which IEA or an Affiliate thereof is entitled to designate pursuant to the Investor Rights Agreement, (iv) the amendment and restatement of the Buyer Charter in the form of the A&R Buyer Charter and, to the extent a vote of stockholders is necessary, the amendment and restatement of the by-laws of the Buyer in the form of the Buyer A&R By-laws, (v) the adoption of the Certificate of Designation (clauses (iv) and (v), together, the "Charter Amendment Proposal"), and (vi) any other proposals the parties deem necessary or desirable to consummate the Mergers and the other transactions contemplated by this Agreement or the Ancillary Agreements (collectively, the "Transaction Proposals"). Without the prior written consent of the Seller's Representative and the Company, the Transaction Proposals shall be the only matters (other than procedural matters) which the Buyer shall propose to be acted on by the Buyer's stockholders at the Buyer Stockholders Meeting; provided that, with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed; provided that the Company may withhold its consent if holding the Buyer's annual meeting as part of the Buyer Stockholders Meeting would reasonably be expected to delay the filing of the Proxy Statement or the approval thereof by the SEC or otherwise delay the Closing), the Buyer may hold its annual meeting of stockholders as part of the Buyer Stockholders Meeting, in which case it may include proposals for the election of directors and such other customary matters as determined by the board of directors of the Buyer.

          (b)   Without limiting the generality of the foregoing, the Company shall reasonably cooperate with Buyer in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the SEC Guidance, including the requirements of Regulation S-X, including providing such pro forma adjustments necessary to reflect the transfer of the Specified Real Property; provided, that the cooperation by the Company shall relate solely to the financial information and data derived from the Company's historical books and records.

          (c)   The Company shall review the Proxy Statement and shall confirm in writing to the Buyer, as of the date of mailing the Proxy Statement to the Buyer's stockholders, that the information relating to the Company contained in the Proxy Statement does not, to the Knowledge of the Company, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. The Buyer shall review the Proxy Statement and shall confirm in writing to the Company, as of the date of mailing the Proxy Statement to the Buyer's stockholders, that the information relating to the Buyer contained in the Proxy Statement does not, to the Knowledge of the Buyer, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

          (d)   The Proxy Statement will comply as to form and substance with the requirements of all applicable Law and SEC Guidance. The Buyer shall file the definitive Proxy Statement with the SEC and cause the Proxy Statement to be mailed to its stockholders of record (as of the record date to be established by the board of directors of the Buyer), in each case as promptly as practicable following the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act, or in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC.

          (e)   Prior to filing with the SEC, the Buyer will make available to the Company and the Seller's Representative drafts of the Proxy Statement and any other documents or materials to be filed with, or submitted to or furnished to, the SEC, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other document and will provide the Company, the Seller's Representative and their respective Representatives with a reasonable opportunity to comment on such drafts and the Buyer shall consider such comments in good faith, in accordance with SEC Guidance. The Buyer shall not provide (including by filing, submitting or furnishing) any such documents to the SEC without the prior written consent of the Company and the Seller's Representative (such consent not to be unreasonably withheld, conditioned or delayed). The Buyer will advise the Company and the Seller's Representative of (i) the time when the Proxy Statement has been filed and when any other documents or materials have been filed with or submitted or furnished to the SEC by it, (ii) in the event the preliminary Proxy Statement or any of the Other SEC Materials is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act, (iii) in the event the preliminary Proxy Statement or any of the Other SEC Materials is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC, (iv) the filing of any supplement or amendment to the Proxy Statement or any of the Other SEC Materials, (v) the issuance of any stop order or similar action by the SEC, (vi) any request by the SEC for amendment of the Proxy Statement or any of the Other SEC Materials, (vii) any written comments from the SEC relating to the Proxy Statement or any of the Other SEC Materials and responses thereto or (viii) written requests by the SEC for additional information, in each case, promptly after the Buyer receives notice thereof. The Buyer shall promptly respond to any SEC comments on the Proxy Statement or any of the Other SEC Materials and shall use its reasonable best efforts to have the Proxy Statement and any Other SEC Materials (as applicable) cleared by the SEC pursuant to SEC Guidance as soon after filing of the Proxy Statement as practicable; provided, that prior to responding to any requests or comments from the SEC, the Buyer will make available to the Company and the Seller's Representative drafts of any such response, provide the Company, the Seller's Representative and their respective Representatives with a reasonable opportunity to comment on such drafts and consider such comments in good faith in accordance with SEC Guidance.

          (f)    If at any time prior to the Buyer Stockholders Meeting the Buyer discovers, or is informed by the Company of, any information that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or to comply with any applicable Law or SEC Guidance, the Buyer shall promptly prepare and transmit to its stockholders an amendment or supplement to the Proxy Statement containing such information, in each case, in accordance with the provisions of this Section 7.5. If, at any time prior to the Closing, the Company discovers any information, event or circumstance relating to the business of the Company or the Company Subsidiaries or any of their respective Affiliates, officers, directors or employees that should be set forth in an amendment or a supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or to comply with any applicable Law or SEC Guidance, then the Company shall promptly inform the Buyer of such information, event or circumstance, and the Buyer shall promptly prepare and transmit to its stockholders an amendment or supplement to the Proxy Statement containing such information, in each case, in accordance with the provisions of this Section 7.5.

          (g)   The Buyer shall make all necessary filings with respect to the transactions contemplated hereby under SEC Guidance, including all applicable "blue sky" laws, and any rules and regulations thereunder.

          (h)   The Company agrees to use reasonable best efforts to promptly provide the Buyer with all information concerning the business of the Company and the Company Subsidiaries and the management, operations and financial condition of the Company and the Company Subsidiaries, in each case, necessary for the information concerning the Company in the Proxy Statement (including any amendments made thereto), Form 8-K required to be filed by Buyer under Item 2.01, and other filings that are reasonably necessary to comply with applicable Law, including the SEC Guidance (the "Required Company Information") and such other information concerning the Company as is reasonably requested by the Buyer for inclusion in the Proxy Statement. Without limiting the generality of the foregoing, the Company shall use reasonable best efforts to provide to the Buyer as promptly as practicable (A) audited financial statements of the Seller and its Subsidiaries, including audited balance sheets, statements of operations and statements of cash flows as of and for the years ended December 31, 2015 and December 31, 2016 prepared in accordance with U.S. GAAP and Regulation S-X and a signed report of Seller's independent auditor with respect thereto, which audit report shall refer to the standards of the PCAOB (the "PCAOB Audited Financial Statements"); (B) unaudited financial statements of the Seller and its Subsidiaries, including a balance sheet, statement of operations and statement of cash flows as of and for the year ended December 31, 2014 prepared in accordance with U.S. GAAP and Regulation S-X; (C) unaudited financial statements of the Seller and its Subsidiaries, including balance sheets, statements of operations and statement of cash flows as of and for the nine month periods ended September 30, 2016 and 2017 prepared in accordance with U.S. GAAP and Regulation S-X and a review by Seller's independent auditor in accordance with PCAOB Auditing Standard 4105 (the "Reviewed Interim Financial Statements"); and (D) all Selected Financial Data of the Seller required by Item 301 of Regulation S-K. The Company shall cause the officers and employees of the Company and the Company Subsidiaries to be reasonably available to the Buyer and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments on the Proxy Statement from the SEC. As soon as practicable after December 31, 2017, the Company shall use reasonable best efforts to provide to Buyer the information required with respect to the Company under Regulation S-K Item 402 for 2017. As soon as practicable after December 31, 2017, the Company shall commence preparation of, and unless the Closing has occurred on or prior to February 8, 2018, the Company shall use reasonable best efforts to deliver to Buyer at least five (5) Business Days prior to Closing (and in no event later than March 15, 2018), the Required Company Information that would be required for a filing of the Proxy Statement or any amendment thereto (to the extent not previously mailed) or for a filing on Form 8-K under Item 2.01, in each case assuming such filing was to made after February 14, 2018, including (1) the 2017 Audited Financial Statements, (2) the pro forma adjustments related to the Specified Real Property for the year ended December 31, 2017 prepared in accordance with Regulation S-X and (3) Management's Discussion & Analysis for such period meeting the requirements of Law.

        7.6    Buyer Stockholders Meeting.    The Buyer shall, as promptly as practicable following the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act, or, in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC, establish a record date (which date shall be approved by the Seller Representative, such approval not to be unreasonably withheld, conditioned or delayed) for, duly call, give notice of, convene and hold a meeting of the Buyer's stockholders (the "Buyer Stockholders Meeting"), for the purpose of obtaining the Buyer Stockholder Approval, which initial meeting date shall be held not more than 30 days after the date on which the Buyer mails the Proxy Statement to its stockholders. The Buyer shall use its reasonable best efforts to obtain the Buyer Stockholder Approval, including by soliciting proxies as promptly as practicable in accordance with applicable Law for the purpose of seeking the Buyer Stockholder Approval. Subject to the following sentence, the Buyer shall, through its board of directors, recommend to its stockholders that they vote in favor of the Transaction Proposals (the "Buyer Board Recommendation"), and the Buyer shall include the Buyer Board Recommendation in the Proxy Statement. The board of directors of the Buyer shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Buyer Board Recommendation (a "Change in Recommendation"); provided, that, without limiting the Buyer's obligations set forth in Section 7.7(a), the board of directors may make a Change in Recommendation if it determines in good faith, after consultation with its outside legal counsel, that a failure to make a Change in Recommendation would reasonably be expected to constitute a breach by the board of directors of its fiduciary obligations to the Buyer's stockholders under applicable Law. The Buyer agrees that its obligation to establish a record date for, duly call, give notice of, convene and hold the Buyer Stockholders Meeting for the purpose of seeking the Buyer Stockholder Approval shall not be affected by any Change in Recommendation, and the Buyer agrees to establish a record date for, duly call, give notice of, convene and hold the Buyer Stockholders Meeting and submit for the approval of its stockholders the matters contemplated by the Proxy Statement, regardless of whether or not there shall be any Change in Recommendation. Notwithstanding anything to the contrary contained in this Agreement, the Buyer shall be entitled to postpone or adjourn the Buyer Stockholders Meeting (a) to ensure that any supplement or amendment to the Proxy Statement that the board of directors of the Buyer has determined in good faith is required by applicable Law is disclosed to the Buyer's stockholders and for such supplement or amendment to be promptly disseminated to the Buyer's stockholders prior to the Buyer Stockholders Meeting, (b) if, as of the time for which the Buyer Stockholders Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient Buyer Common Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business to be conducted at the Buyer Stockholders Meeting or (c) by up to ten (10) Business Days in order to solicit additional proxies from stockholders for purposes of obtaining the Buyer Stockholder Approval; provided, that in the event of a postponement or adjournment pursuant to clauses (a) or (b) above, the Buyer Stockholders Meeting shall be reconvened as promptly as practicable following such time as the matters described in such clauses have been resolved, and in no event shall the Buyer Stockholders Meeting be reconvened on a date that is later than five (5) Business Days prior to the Termination Date.

        7.7    Exclusivity.

          (a)   During the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, none of the Buyer, Merger Sub I or Merger Sub II LLC shall take, nor shall they permit any of their respective Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence or continue due diligence with respect to, any Person concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any Business Combination (a "Business Combination Proposal") other than with the Company, the Seller and their respective Affiliates and Representatives. Each of the Buyer, Merger Sub I and Merger Sub II LLC shall, and each shall cause its respective Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Business Combination Proposal. During the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, if the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective Affiliates or any of their respective Representatives receives any inquiry or proposal with respect to a Business Combination Proposal, then the Buyer, Merger Sub I and Merger Sub II LLC shall promptly (and in no event later than 24 hours after the Buyer, Merger Sub I or Merger Sub II LLC becomes aware of such inquiry or proposal) advise the Seller's Representative orally and in writing of such inquiry or proposal (including the identity of the Person making such inquiry or submitting such proposal, and the terms thereof) and shall not respond to any such inquiry or proposal.

          (b)   During the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, neither the Seller nor the Company shall take, nor shall they permit any of their respective Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to, any Person concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to the sale of the equity interests of the Company or all or substantially all the assets of the Company and the Company Subsidiaries (a "Company Acquisition Proposal") other than with the Buyer and its Affiliates and Representatives. Each of the Seller and the Company shall, and each shall cause its respective Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Company Acquisition Proposal. During the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, if the Seller, the Company or any of their respective Affiliates or any of their respective Representatives receives any inquiry or proposal with respect to a Company Acquisition Proposal, then the Company shall promptly (and in no event later than 24 hours after the Seller or the Company becomes aware of such inquiry or proposal) advise the Buyer orally and in writing of such inquiry or proposal (including the identity of the Person making such inquiry or submitting such proposal, and the terms thereof) and shall not respond to any such inquiry or proposal (except to advise such Person that a prospective purchaser has been granted an exclusive right to negotiate concerning an acquisition of the Company, without identifying the Buyer or its Affiliates). The Company represents and warrants to Buyer that the Company, the Company Subsidiaries and their respective Affiliates are not party to or bound by any agreement relating to the sale of the equity interests of the Company or all or substantially all the assets of the Company and the Company Subsidiaries other than non-disclosure agreements entered into prior to the date of this Agreement with other prospective third parties.

        7.8    Listing of Buyer Common Shares.    The Buyer shall use reasonable best efforts to (a) cause the Buyer Common Shares issued to the Seller at the Closing and the Earnout Shares, if any, to be approved for listing on and tradable over the NASDAQ, and (b) remain listed as a public company on the NASDAQ from and after the date hereof until the date that is 24 months following the issuance of the Earnout Shares, if any, issued in respect of Final 2019 EBITDA. From and after the Closing, the Buyer shall be listed on the NASDAQ as "IEA".

        7.9    Qualification as an Emerging Growth Company.    During the period from the date of this Agreement to the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, the Buyer shall (a) take all actions necessary to continue to qualify as an "emerging growth company" within the meaning of the JOBS Act and (b) not take any action that would cause the Buyer to not qualify as an "emerging growth company" within the meaning of the JOBS Act.

        7.10    Trust Account.    Upon satisfaction or waiver of the conditions set forth in Article 8 and Article 9 and provision of notice thereof to the Trustee (which notice the Buyer shall provide to the Trustee in accordance with the terms of the Trust Agreement), (a) in accordance with and pursuant to the Trust Agreement, at the Closing, the Buyer shall cause (i) the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) the Trustee to (A) pay as and when due all amounts payable to stockholders of the Buyer holding Buyer Common Shares sold in the Buyer's initial public offering who shall have previously validly elected to redeem their shares of Buyer Common Shares pursuant to the Buyer Stockholder Redemption, and (B) immediately thereafter, pay all remaining amounts then available in the Trust Account in accordance with this Agreement and the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

        7.11    Further Assurances.    From the date hereof until the earlier of the Closing Date and the termination of this Agreement in accordance with Article 10, each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required to carry out the provisions hereof and the actions contemplated hereby. Subject to Section 7.4(d), each party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the transactions contemplated hereby.

        7.12    Officer and Director Indemnification and Insurance.

          (a)   For a period of six (6) years after the Closing Date, the Buyer shall not (and shall not permit the Surviving Company or any of their respective Subsidiaries to) amend, repeal or modify any provision in their respective organizational documents, indemnification agreements, minutes of any meetings of the boards of directors, or any committee of the boards of directors or equivalent governing bodies, or otherwise in effect immediately prior to the Closing relating to rights to indemnification, advancement of expenses and exculpation from liability for acts or omissions occurring on or prior to the Closing Date now existing in favor of the current or former directors, officers or employees of the Company and the Company Subsidiaries and the fiduciaries of any Company Plan (collectively, the "Indemnified Parties") in a manner that would adversely affect such rights to indemnification, advancement of expenses and exculpation of any such Indemnified Parties (unless required by Law), it being the intent of the parties that the Indemnified Parties shall continue to be entitled to such rights to indemnification, advancement of expenses and exculpation to the fullest extent of the Law to the extent provided in the Company's or the applicable Company Subsidiary's organizational documents, indemnification agreements, minutes of any meetings of the boards of directors, or any committee of the boards of directors or equivalent governing bodies, or otherwise in effect immediately prior to the Closing.

          (b)   Each of the Buyer, Merger Sub I and Merger Sub II LLC acknowledges that the Indemnified Parties may have certain rights to indemnification, advancement of expenses or insurance provided by other Persons. Each of the Buyer, Merger Sub I and Merger Sub II LLC hereby (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) agrees that (i) the Surviving Company or the applicable Subsidiary of the Surviving Company is the indemnitor of first resort (i.e., its obligations to the Indemnified Parties are primary and any obligation of such other Persons to advance expenses or to provide indemnification for the same expenses or liabilities incurred by any such Indemnified Party are secondary), (ii) the Surviving Company or the applicable Subsidiary of the Surviving Company shall be required to advance the full amount of expenses incurred by any such Indemnified Party and shall be liable for the full indemnifiable amounts, without regard to any rights any such Indemnified Party may have against any such other Person and (iii) each of the Buyer, Merger Sub I and Merger Sub II LLC irrevocably waives, relinquishes and releases Sub (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) such other Persons from any and all claims against any such other Persons for contribution, subrogation or any other recovery of any kind in respect thereof. Each of the Buyer, Merger Sub I and Merger Sub II LLC (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) further agrees that no advancement or payment by any of such other Persons on behalf of any such Indemnified Party with respect to any claim for which such Indemnified Party has sought indemnification from the Buyer, the Surviving Company or the applicable Subsidiary of the Surviving Company shall affect the foregoing and such other Persons shall have a right of contribution or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnified Party against the Buyer.

          (c)   On the Closing Date, the Surviving Company shall pay for a non-cancelable run-off insurance policy (the "D&O Policy"), for a period of six (6) years after the Closing Date to provide insurance coverage of not less than the existing coverage, for events, acts or omissions occurring on or prior to the Closing Date for all persons who were directors, managers or officers of the Company or any Company Subsidiary or fiduciaries of the Company Plans on or prior to the Closing Date, which policy shall (i) contain terms and conditions no less favorable to the insured persons than the directors', managers' or officers' liability coverage presently maintained by IEA and H.B. White Canada Corp. and (ii) be purchased from an insurance broker reasonably satisfactory to IEA.

          (d)   The covenants contained in this Section 7.12 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives and shall not be deemed exclusive of any other rights to which an Indemnified Party is entitled, whether pursuant to law, contract or otherwise.

          (e)   In the event that the Buyer or the Surviving Company (following the Closing) or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the Buyer shall take all necessary action so that the successors or assigns of the Buyer or the Surviving Company (following the Closing), as the case may be, shall succeed to the obligations set forth in this Section 7.12 and Section 7.13.

        7.13    Termination of Affiliate Obligations.

          (a)   On or before the Closing Date, except as set forth on Section 7.13(a) of the Company Disclosure Schedules, this Agreement, the Ancillary Agreements, the Westchester Indemnity, the Affiliate Guarantees and for liabilities relating to employment relationships and the payment of compensation and benefits in the ordinary course of business, all liabilities and obligations between the Company or any Company Subsidiary, on the one hand, and the Seller or its Affiliates (other than the Company or any Company Subsidiary) on the other hand, shall be terminated in full (without termination fees, penalties or similar amounts) as of the completion of the Closing and evidence thereof, in form and substance reasonably satisfactory to Buyer shall be provided to Buyer. All liabilities, obligations and Taxes payable as a result of such termination shall be paid entirely by Seller.

          (b)   Notwithstanding anything to the contrary in this Agreement, subject to the proviso in the following sentence, each of the parties hereto shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to obtain the irrevocable and unconditional release as of the Closing of IEA and the applicable Affiliates of IEA from the guarantee, indemnity and other obligations (the "Oaktree Guarantee") in connection with that certain General Indemnity Agreement made in favor of Arch Reinsurance Company by the Seller, Infrastructure Energy Services, LLC, White Construction, Inc. and H.B. White Canada Corp., dated as of September 26, 2013 and that certain General Indemnity Agreement made in favor of Arch Reinsurance Company by the Seller, Infrastructure Energy Services, LLC, RMT, Inc., IEA Management Services, Inc. and IEA Equipment Services, Inc., dated as of September 26, 2013 (as amended, the "Arch Bonding Line"); provided that, in connection therewith, IEA and its Affiliates shall not be obligated to pay any consideration, commence or threaten to commence any litigation, grant any accommodation or undertake any obligations to any third party. To the extent required in furtherance of the foregoing, the Buyer shall, as of the Closing, (i) enter into a guarantee on the same terms as the Oaktree Guarantee in substitution for IEA and the applicable Affiliates of IEA or (ii) provide or procure a substitute instrument on the terms not more burdensome than the Oaktree Guarantee in effect on the date hereof to replace the Arch Bonding Line, including by providing letters of credit or other credit support; provided, however, that Buyer shall not be obligated to guarantee or provide any such letters of credit or credit support for obligations in excess of the Credit Support Cap. From and after the Closing, the Buyer, the Company and the Company Subsidiaries shall indemnify and hold harmless IEA and its Affiliates and all of their respective owners, Representatives, successors or assigns from and against any and all losses, damages, injuries, liabilities, claims, demands, settlements, assessments, judgments, awards, fines, penalties, interest, Taxes, fees (including reasonable attorneys' fees), charges, costs (including costs of investigation) or expenses of any nature (collectively, "Losses") incurred or suffered by any such Person resulting from, arising out of or relating or attributable to claims on account of the Oaktree Guarantee.

          (c)   Prior to the date that is eighteen (18) months following the Closing Date, each of the parties hereto shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to obtain the irrevocable and unconditional release as of such date of IEA and the applicable Affiliates of IEA from the guarantee, indemnity and other obligations under the Westchester Indemnity (such date, the "Westchester Release Date"), including in the case of Buyer, delivering an indemnity substantially in the same form as the existing Westchester Indemnity. From and after the Closing Date until the Westchester Release Date, the Company shall pay, or shall cause to be paid, to Oaktree Power Opportunities Fund III, L.P. and Oaktree Power Opportunities Fund III (Parallel), L.P. a fee in an aggregate amount equal to three percent (3%) per annum of the amounts subject to the guarantee, indemnity and other obligations under the Westchester Indemnity, by wire transfer of immediately available funds to an account(s) designated by such Persons. Such fee shall be payable quarterly on (i) the last date of each fiscal quarter of the Company and (ii) the Westchester Release Date (which, in the case of payments on the last date of the fiscal quarter of the Company in which the Closing occurs and on the Westchester Release Date, shall be pro-rated based on the number of days elapsed from the Closing Date and the first date of the fiscal quarter of the Company, respectively). From and after the Closing, the Buyer, the Company and the Company Subsidiaries shall indemnify and hold harmless IEA and its Affiliates and all of their respective owners, Representatives, successors or assigns from and against any and all Losses incurred or suffered by any such Person resulting from, arising out of or relating or attributable to claims on account of the Westchester Indemnity.

          (d)   As promptly as practicable following the Closing, unless otherwise waived in writing by IEA, each of the parties hereto shall, and shall cause its respective Affiliates (but not including Sponsors or any other Affiliates of the Buyer other than the Buyer and its Subsidiaries) to, use commercially reasonable efforts to, take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to obtain the irrevocable and unconditional release of IEA and the applicable Affiliates of IEA from the guarantee, indemnity and other obligations described in Section 7.13(d) of the Company Disclosure Schedules (the "Affiliate Guarantees"). In furtherance of the foregoing, the Buyer, the Company and the Company Subsidiaries shall, without any requirement to post any collateral (except as otherwise expressly provided in Section 7.13(b) or Section 7.13(c)), (i) enter into a guarantee on the same terms as the Affiliate Guarantees in substitution for IEA or (ii) provide or procure substitute instruments to replace each of the Affiliate Guarantees. From and after the Closing, the Buyer, the Company and the Company Subsidiaries shall indemnify and hold harmless IEA and its Affiliates and all of their respective owners, Representatives, successors or assigns from and against any and all Losses incurred or suffered by any such Person resulting from, arising out of or relating or attributable to claims on account of the Affiliate Guarantees.

        7.14    Waiver of Conflicts Regarding Representation.    Recognizing that Paul Weiss and Cassels Brock & Blackwell LLP (collectively, "Seller's Counsel") have acted as legal counsel to the Seller, the Seller's Representative and their respective Affiliates, and have acted as legal counsel to the Company and the Company Subsidiaries prior to the Closing, and that Seller's Counsel intend to act as legal counsel to the Seller, the Seller's Representative and their respective Affiliates after the Closing, (i) each of the Buyer, Merger Sub I and Merger Sub II LLC (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) hereby waives any conflicts that may arise in connection with any of Seller's Counsel representing the Seller, the Seller's Representative and their respective Affiliates after the Closing, and (ii) each of the Buyer, Merger Sub I and Merger Sub II LLC (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) hereby agrees that, in the event that a dispute arises between or among the Buyer or its Affiliates (including, after the Closing, the Surviving Company and its Subsidiaries) and the Seller, the Seller's Representative or their respective Affiliates (including, prior to the Closing, the Company and the Company Subsidiaries), any of Seller's Counsel may represent the Seller, the Seller's Representative or any of their respective Affiliates in such dispute even though the interests of the Seller, the Seller's Representative or such Affiliate may be directly adverse to the Buyer or any of their respective Affiliates (including, after the Closing, the Surviving Company and its Subsidiaries) and even though Seller's Counsel may have represented the Company or the Company Subsidiaries in a matter substantially related to such dispute, each of the Buyer, Merger Sub I and Merger Sub II LLC (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company), and on behalf of each of their respective Affiliates, hereby waives any conflict of interest in connection with such representation by any of Seller's Counsel. Each of the Buyer, Merger Sub I and Merger Sub II LLC (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) further agrees that, as to all communications among any of Seller's Counsel, the Company or the Company Subsidiaries that relate in any way to the negotiations of this Agreement or otherwise relate to any potential sale of the Company or the transactions contemplated hereby, the attorney-client privilege, the expectation of client confidence and all other rights to any evidentiary privilege belong to the Seller and the Seller's Representative and may be controlled by the Seller and the Seller's Representative and shall not pass to or be claimed by the Buyer, the Surviving Company or any of their respective Subsidiaries. Notwithstanding the foregoing, in the event that a dispute arises between the Buyer, the Company or the Company Subsidiaries, on the one hand, and a third party other than the Seller or any of its Affiliates, on the other hand, after the Closing, such Person may assert the attorney-client privilege to prevent disclosure of confidential communications by Seller's Counsel to such third party; provided, however, that neither the Buyer nor the Company or the Company Subsidiaries may waive such privilege without the prior written consent of the Seller's Representative. The parties hereto agree to take to take, all steps necessary to implement the intent of this Section 7.14. Each of the

Buyer, Merger Sub I and Merger Sub II LLC (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) acknowledges that it has had the opportunity to discuss and obtain adequate information concerning the significance and material risks of, and reasonable available alternatives to, the waivers, permissions and other provisions of this Agreement, including the opportunity to consult with counsel other than Seller's Counsel. This Section 7.14 is for the benefit of the Seller, the Seller's Representative and their respective Affiliates, and Seller's Counsel (including its partners and employees), each of which are intended third-party beneficiaries of this Section 7.14.

        7.15    Seller Waiver of Conflicts Regarding Representation.    Recognizing that Kirkland & Ellis LLP ("Buyer's Counsel") has acted as legal counsel to the Buyer and its Affiliates, and that Buyer's Counsel intends to act as legal counsel to the Buyer and its Affiliates after the Closing, (i) each of the Seller, the Seller's Representative, the Company and the Company Subsidiaries (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) hereby waives any conflicts that may arise in connection with Buyer's Counsel representing the Buyer, the Surviving Company and each Subsidiary of the Surviving Company and their respective Affiliates after the Closing, and (ii) the Seller, the Seller's Representative, the Company and the Company Subsidiaries (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) hereby agrees that, in the event that a dispute arises between or among any of the Seller, the Seller's Representative, the Company, the Company Subsidiaries or any of their respective Affiliates (including, after the Closing, the Surviving Company and its Subsidiaries) and the Buyer or its Affiliates (including, prior to the Closing, Merger Sub I and Merger Sub II LLC) that Buyer's Counsel may represent the Buyer, the Surviving Company, any Subsidiary of the Surviving Company and any of their respective Affiliates in such dispute even though the interests of the Buyer, the Surviving Company, such Subsidiary of the Surviving Company or such Affiliate may be directly adverse to the Seller, the Seller's Representative or any of their respective Affiliates (including, after the Closing, the Surviving Company and its Subsidiaries). Each of the Seller, the Seller's Representative, the Company and the Company Subsidiaries (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) further agrees that, as to all communications among the Buyer's Counsel, the Buyer, Merger Sub I or Merger Sub II that relate in any way to the negotiations of this Agreement or otherwise relate to any potential purchase of the Company or the transactions contemplated hereby, the attorney-client privilege, the expectation of client confidence and all other rights to any evidentiary privilege belong to the Buyer and may be controlled by the Buyer and shall not pass to or be claimed by the Seller or the Seller's Representative. Notwithstanding the foregoing, in the event that a dispute arises between the Seller, the Seller's Representative, the Surviving Company or any Subsidiary of the Surviving Company, on the one hand, and a third party other than the Buyer or any of its Affiliates, on the other hand, after the Closing, such Person may assert the attorney-client privilege to prevent disclosure of confidential communications by Buyer's Counsel to such third party; provided, however, that neither the Seller, the Seller's Representative nor the Surviving Company or any Subsidiary of the Surviving Company may waive such privilege without the prior written consent of the Buyer. The parties hereto agree to take, and to cause their respective Affiliates to take, all steps necessary to implement the intent of this Section 7.15. Each of the Seller, the Seller's Representative, the Company and the Company Subsidiaries (on its own behalf and, as of the Closing, on behalf of the Surviving Company and each Subsidiary of the Surviving Company) acknowledges that it has had the opportunity to discuss and obtain adequate information concerning the significance and material risks of, and reasonable available alternatives to, the waivers, permissions and other provisions of this Agreement, including the opportunity to consult with counsel other than Buyer's Counsel. This Section 7.15 is for the benefit of the Buyer, Merger Sub I and Merger Sub II LLC and their respective Affiliates, and Buyer's Counsel (including its partners and employees), each of which are intended third-party beneficiaries of this Section 7.15.

        7.16    Section 280G Shareholder Approval.    The Company shall (a) no later than five (5) Business Days prior to the Closing Date, solicit from each "disqualified individual" with respect to the Company (within the meaning of Section 280G(c) of the Code) who would otherwise be entitled to receive any payment or benefits that would constitute a "parachute payment" (within the meaning of Section 280G(b)(2)(A) of the Code) a waiver of such disqualified individual's rights to some or all of such payments or benefits (the "Waived 280G Benefits") so that all remaining payments and/or benefits, if any, shall not be deemed to be "excess parachute payments" (within the meaning of Section 280G of the Code) and (b) no later than five (5) Business Days prior to the Closing Date, with respect to each individual who agrees to the waivers described in clause (a), submit to a stockholder vote (along with adequate disclosure satisfying the requirements of Section 280G(b)(5)(B)(ii) of the Code and any regulations promulgated thereunder) the right of any such "disqualified individual" to receive the Waived 280G Benefits. At least five (5) Business Days before taking such actions, the Company shall deliver to Buyer for review and comment (which the Company will consider and incorporate in good faith) copies of any documents or agreements necessary to effect this Section 7.16, including, but not limited to, customary parachute payment calculations prepared by the Company's accountants or tax advisors, any shareholder consent form, disclosure statement, or waiver, and the Company shall consider in good faith all comments received from Buyer on such documents or agreements. Prior to the Closing Date, the Company shall provide proof satisfactory to Buyer that (a) shareholder approval was obtained, and the Waived 280G Benefits may be paid or provided, as applicable, or (b) shareholder approval was not obtained, and the Waived 280G Benefits will not be paid or provided, as applicable.

        7.17    R&W Policy.    The parties acknowledge and agree that, other than in the case of Fraud, neither the Seller, the Seller's Representative nor any of the Seller Related Parties shall be liable to the insurer under the R&W Policy for subrogation claims pursuant to the R&W Policy, and the Buyer covenants and agrees that the R&W Policy will include a waiver of such subrogation claims (other than in the case of Fraud) for the benefit of the Seller, the Seller's Representative and the Seller Related Parties.

        7.18    FIRPTA Certificate.    On or prior to the Closing Date, the Seller shall deliver to the Buyer a certificate of non-foreign status as set forth in Treasury Regulation Sections 1.1445-2; provided, that, notwithstanding anything in this Agreement to the contrary, the Buyer's sole right if the Seller, as the case may be, fails to provide such certificate shall be to make an appropriate withholding under Sections 897 and 1445 of the Code with respect to the applicable Seller(s).

        7.19    Financing.

          (a)   Subject to the terms and conditions of this Agreement, the Company shall use reasonable best efforts to obtain the Debt Financing on a timely basis (taking into account the anticipated timing of the Closing) on terms and conditions not less favorable to the Company than those contained in the Debt Commitment Letter and the Fee Letter (including any "market flex" provisions that are contained in the Fee Letter), including using reasonable best efforts to (i) maintain in effect the Debt Commitment Letter (subject to the Company's right to replace, restate, supplement, modify, assign, substitute or amend the Debt Commitment Letter in accordance herewith), (ii) enter into the Replacement Credit Facility on conditions no less favorable to the Company than those contained in the Debt Commitment Letter and the Fee Letters (including any such "market flex" provisions contained in the Fee Letter), (iii) satisfy on a timely basis (taking into account the timing of the Closing) or obtain the waiver of all conditions applicable to the Company contained in the Debt Commitment Letter (or any definitive agreements related thereto) that are within the Company's control and (iv) consummate the Debt Financing contemplated by the Debt Commitment Letter and the Fee Letter substantially concurrently with the Closing. The Company shall keep the Buyer informed at all times and in reasonable detail of the status of its efforts to arrange the Debt Financing. The Company shall give the Buyer prompt notice upon having knowledge of any material breach by any party of the Debt Commitment Letter or termination of Debt Commitment Letter.

          (b)   The Company shall not, without the prior written consent of the Buyer, amend, modify, supplement or waive any provision of the Debt Commitment Letter or the Fee Letter to the extent such amendment, modification, supplement or waiver would (i) reduce the aggregate amount of the Debt Financing set forth in the Debt Commitment Letter or (ii) impose new or additional conditions, or otherwise amend or modify any of the conditions, to the receipt of the Debt Financing in a manner that would reasonably be expected to (A) make the funding of the Debt Financing (or the satisfaction of the conditions to obtaining the Debt Financing) less likely to occur or (B) materially delay the Closing; provided that the Company may amend, supplement, or modify the Debt Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents, or similar entities (or titles with respect to such entities) in order to increase the commitments pursuant thereto in accordance with Section 7.19(a). Any other amendment, supplement or modification of the terms of the Debt Commitment Letter not specified in the immediately foregoing sentence shall be subject to the consent of the Buyer (not to be unreasonably withheld). Upon any such amendment, supplement or modification of the Debt Commitment Letter in accordance with this Section 7.19, the term "Debt Commitment Letter" shall mean such Debt Commitment Letter as so amended, supplemented or modified.

          (c)   If all or any portion of the Debt Financing becomes unavailable on the conditions set forth in the Debt Commitment Letter and the Fee Letters (including any "market flex" provisions that are contained in the Fee Letter), the Company shall use its reasonable best efforts to arrange to obtain the Debt Financing or such portion of the Debt Financing from alternative sources, which may include one or more of a senior secured debt financing, an offering and sale of notes, or any other financing or offer and sale of other debt securities, or any combination thereof, in an amount not less than the amount of the aggregate commitment in the Debt Commitment Letter ("Alternative Financing"); provided that the terms of any such Debt Financing are no less favorable than those contained in the Debt Commitment Letter. In such event, the term "Debt Financing" as used in this Agreement shall be deemed to include any Alternative Financing, and the term "Debt Commitment Letter" as used in this Agreement shall be deemed to include the commitment letter with respect to such Alternative Financing.

          (d)   At Closing, the Company shall cause letters of credit to be issued under the Replacement Credit Facility either in replacement of, or as back-to-back arrangements satisfactory to the issuer of, letters of credit issued under the Existing Credit Facility.

        7.20    Tax Matters.

          (a)   The Buyer shall not, without the prior written consent of the Seller's Representative, make, or cause or permit to be made, any material Tax election, or adopt or change any material method of accounting, or change any material Tax practice or procedure that would in either case have a material and adverse effect on the Seller (or their owners) solely with respect to any taxable period (or portion thereof) ending on or prior to the Closing Date.

          (b)   Prior to, on and after the Closing, each party hereto shall use commercially reasonable efforts to cause the Mergers to qualify as a reorganization under the provisions of Section 368(a)(1)(A) of the Code and shall not, without the prior written consent of the other parties to this Agreement, intentionally take any actions, intentionally cause any actions to be taken or intentionally omit to take any action which such action or omission would reasonably be expected to prevent the Mergers from qualifying as such a reorganization. In addition, the Buyer shall cause Merger Sub II LLC to be treated as a disregarded entity of the Buyer.

          (c)   Except as otherwise required by a change in applicable Law occurring after the date hereof, a Final Determination, or with the consent of the Seller's Representative based on a change in the facts and circumstances underlying the transactions from the terms as described in this Agreement (which consent may not be unreasonably withheld, delayed or conditioned, provided, that, withholding consent based on position for which there is at least substantial authority, as determined by a tax advisor mutually agreed to by Buyer and Seller's Representative, for treatment of the transactions as described in this clause (c) shall not be considered unreasonable), the parties shall treat (w) the Mergers as an integrated transaction that is characterized as a merger of the Company into the Buyer with the Buyer surviving that qualifies as a reorganization within the meaning of Section 368(a)(1)(A) of the Code, (x) the Real Property Spinoff described in Schedule I as described in Schedule I, (y) any gain recognized in the Mergers by the Seller under Section 356(a)(1) of the Code solely as gain recognized from the exchange of property, with no portion of such gain being treated as gain recognized with respect to the distribution of a dividend under the provisions of Section 356(a)(2); and (z) any distributions made by the Company to the Seller prior to the date of this Agreement (whether in cash or in-kind, including interests in companies holding the Specified Real Property) as distributions to which Section 301 applies (collectively, the "Pre-Signing Distributions") and not as consideration received in the transactions (such matters described in clauses (w), (x), (y) and (z), collectively, the "Intended Tax Treatment"). The parties hereto and their respective Affiliates shall, unless otherwise required by a Final Determination or change in applicable Law, or with the consent of the Seller's Representative based on a change in the facts and circumstances underlying the transactions from the terms as described in this Agreement (which consent may not be unreasonably withheld, delayed or conditioned, provided, that, withholding consent based on a position for which there is at least substantial authority, as determined by a tax advisor mutually agreed to by Buyer and Seller's Representative, for treatment of the transactions as described in this clause (c) shall not be considered unreasonable), prepare and file all Tax Returns in a manner consistent with the Intended Tax Treatment (including using the agreed value of the Specified Real Property) and (2) take no position in any Tax Return inconsistent with the Intended Tax Treatment. If any such position regarding the Intended Tax Treatment is disputed in writing by any Governmental Authority, the party receiving notice of such dispute shall promptly notify and consult with the other parties concerning the resolution of such dispute, and the Seller's Representative shall have the right, at its election, and at its own expense, to control, conduct of any audit, contest or similar proceeding (a "Contest") (or portion thereof) relating to such dispute; provided, that, the Buyer shall have the right to participate in such Contest at its own expense, and the Seller's Representative shall not settle, compromise and/or concede any such Contest (or portion thereof) without the prior written consent of the Buyer, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary in this Agreement or otherwise, the Buyer and its Affiliates make no representations to the Seller hereunder with respect to the Intended Tax Treatment or the Tax consequences of the transactions contemplated by this Agreement, and the Buyer and its Affiliates (including the Surviving Company and its Subsidiaries) shall have no liability hereunder arising from any divergence in the Tax consequences to the Seller of the transactions contemplated by this Agreement from the Tax consequences that would result under the Intended Tax Treatment, except to the extent that any such divergence results from a willful, intentional or reckless breach by Buyer of its covenants set forth in this Section 7.20; provided that in no event shall Buyer be deemed to have taken or failed to take any action subject to the exception in this sentence to the extent such action or failure to take action (A) was not approved by the Buyer's Board of Directors or (B) was approved or consented to by a majority of the GFI Designees (as defined in the Investor Rights Agreement).

          (d)   To the extent that the RE Tax Amount Liability as determined on the applicable Tax Returns for the Company exceeds the RE Tax Amount Liability as determined at the Closing, the

  Buyer shall provide the Seller's Representative with the Tax Returns of the Company and a revised calculation of the RE Tax Amount Liability. If the Seller's Representative disputes the calculation of the RE Tax Amount Liability, the dispute resolution mechanics of Section 3.5 (including the provisions regarding fees and expense) shall apply mutatis mutandis to the determination of the RE Tax Amount hereunder. Once the RE Tax Amount Liability is finally determined on the applicable Tax Returns for the Company, if the RE Tax Amount Liability as finally determined pursuant to this Section 7.20(d) exceeds the RE Tax Amount Liability determined at Closing, the Seller shall promptly pay the Company in cash such excess (if any), with such amounts being treated as adjustments to the consideration received under this Agreement for applicable tax purposes except as otherwise required by applicable Law.

          (e)   The parties shall cooperate (i) to determine the current and accumulated earnings and profits of the Company for purposes of determining the amount of the Pre-Signing Distributions that are treated as dividends under Section 316(a) of the Code and (ii) to agree on the value of the Specified Real Property for purposes of determining the RE Tax Amount. If the parties cannot agree on such amounts, the dispute resolution mechanics of Section 3.5 (including the provisions regarding fees and expense) shall apply mutatis mutandis, provided that any fees and expenses incurred in connection with the determinations pursuant to this Section 7.20(e) shall be borne by the Sellers.

          (f)    Tax Amount Liability Indemnity and Process.

              (i)  The Buyer shall provide a copy of the Tax Return(s) reflecting the Pre-Signing Distributions and Real Property Spinoff to the Seller's Representative as soon as reasonably practicable prior to the due date for filing such Tax Return(s) for approval by the Seller's Representative of the reporting of such Pre-Signing Distributions and Real Property Spinoff on such Tax Return(s). If the Seller's Representative disputes the reporting of the Pre-Signing Distributions or Real Property Spinoff on any such Tax Return, it shall notify the Buyer of the disputed items and the basis for its objection. The parties shall act in good faith to resolve any such dispute prior to the date on which the relevant Tax Return is required to be filed. If the parties cannot resolve any disputed item, the dispute resolution mechanics of Section 3.5 (including the provisions regarding fees and expense) shall apply mutatis mutandis.

             (ii)  Without duplication of any amounts taken into account in the calculation of the Estimated Merger Consideration (as adjusted pursuant to Section 3.5(d)) and the RE Tax Amount Liability at Closing (or as paid by the Seller pursuant to Section 7.20(d)), the Seller shall indemnify and hold harmless the Buyer, the Company and the Company Subsidiaries, from any and all Taxes attributable to the Pre-Signing Distributions and the Real Property Spinoff (collectively, the "Tax Amount Liability Indemnity"). The indemnification obligations of the Seller in respect of the Tax Amount Liability Indemnity and this Section 7.20(f) shall terminate and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate on the earlier of:

              (x)   one year after the filing of the U.S. federal income Tax Return of the Company and the Company Subsidiaries for the taxable year ending on the Closing Date, and

              (y)   April 30, 2019, but only to the extent both (I) the RE Tax Amount Liability reported on such Tax Return is agreed by the Parties in accordance with Section 7.20(f)(i) without use of the dispute resolution mechanics of Section 3.5 and (II) the Real Property Spinoff occurs prior to December 31, 2017.

            (iii)  If written notice of any claim for indemnification pursuant to this Section 7.20(f) is given by the Buyer to the Seller's Representative in accordance with the provisions hereof prior to the expiration of the periods described above, such claim shall survive until finally resolved or judicially determined.

            (iv)  The Buyer shall not and shall not permit its Affiliates (including the Company and the Company Subsidiaries) to voluntarily approach a Governmental Authority with regard to or related to Taxes that would be indemnifiable pursuant to this Section 7.20(f) and shall not amend any Tax Returns or waive or extend any statute of limitations, in each case, with respect to the Pre-Closing Tax Period to the extent the RE Tax Amount would reasonably be expected to materially increase as a result, without the consent of the Seller's Representative.

             (v)  In the case of a Contest after the Closing Date that relates to Taxes for which the Buyer is indemnified under Section 7.20(f) (which indemnification right has not terminated), the Seller's Representative shall have the right, at its election, to control the conduct of such Contest (or relevant portion thereof), but the Buyer shall have the right to participate in such Contest at its own expense, and the Seller's Representative shall not settle, compromise and/or concede any such Contest (or portion thereof) without the prior written consent of the Buyer, which consent shall not be unreasonably withheld, delayed or conditioned; provided, that, that if the Seller's Representative fails to assume control of the conduct of any such Contest within a reasonable period following the receipt by the Seller's Representative of notice of such Contest, Buyer shall have the right to assume control of such Contest, but shall not settle, compromise and/or concede any matter that could reasonably be expected to result in a material liability for the Seller pursuant to Section 7.20(f) without the Seller's Representative's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

        7.21    Transfer of Assets by IEA.    Effective as of the Closing, IEA transfers, for no further consideration, all of its right, title and interest in and to all of its assets as of immediately prior to the Closing used in the operation of the business of the Company or the Company Subsidiaries, other than the Specified Real Property, IEA's rights under this Agreement and the Ancillary Agreements, cash and cash equivalents and assets incidental to IEA's existence.

        7.22    Corporate Name.    Within a reasonable period after the Closing, the Seller shall amend its organizational documents and take all other action necessary to change the Seller's legal, registered, assumed, trade and "doing business as" name, as applicable, to a name or names not containing "INFRASTRUCTURE AND ENERGY ALTERNATIVES" and shall provide the Buyer, at Buyer's reasonable request and Buyer's sole expense, any reasonable assistance necessary in changing its and any of its Affiliates' names to contain "INFRASTRUCTURE AND ENERGY ALTERNATIVES" or a variation thereof.

        7.23    Amendment and Restatement of Existing Buyer Registration Rights Agreement.    On or before the Closing Date, the Buyer shall cause the Existing Buyer Registration Rights Agreement to be amended and restated as of the Closing on the terms set forth in Exhibit I and otherwise in form and substance reasonably satisfactory to the Buyer and the Seller's Representative (the "Buyer A&R Registration Rights Agreement").

        7.24    Intermediate Holdco.    Before the Closing Date, the Buyer shall cause to be formed a wholly owned Subsidiary ("Intermediate Holdco") and shall cause Intermediate Holdco to own directly all of the equity interests in Merger Sub I and Merger Sub II LLC. Moreover, the Buyer shall cause Intermediate Holdco to be, as of immediately following the Mergers, (i) a wholly owned subsidiary of the Buyer and (ii) as a result of the Mergers, the sole owner of all of the equity interests of the Surviving Company. Prior to the Closing Date, Buyer shall cause Intermediate Holdco not to (i) engage in any business activities or conduct any operations other than in connection with the transactions contemplated hereby, (ii) except as expressly contemplated by this Agreement, have any assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation and equity interests in Merger Sub I and Merger Sub II LLC and (iii) take any actions that Buyer, Merger Sub I or Merger Sub II LLC would otherwise have not been permitted to take hereunder.

Notwithstanding anything to the contrary in this Agreement but subject to this Section 7.24, the formation of Intermediate Holdco shall not be deemed to breach or cause to be untrue any representation, warranty, covenant or agreement of Buyer. Buyer may cause Intermediate Holdco to fulfill Buyer's monetary obligations under, or obligations under Section 7.13 of, this Agreement and fulfillment of such obligations by Intermediate Holdco shall be in satisfaction of Buyer's obligations hereunder; provided that, for the avoidance of doubt, the foregoing shall not relieve the Buyer of any of its obligations hereunder.

        7.25    Tax Treatment.    Prior to and through at least the day after the Closing Date, (a) Intermediate Holdco shall be treated for United States federal and applicable state and local income tax purposes as an entity that is disregarded from Buyer, its sole owner, and, for the avoidance of doubt, shall make no election pursuant to Section 301.7701-3(c) of the Treasury Regulations to be treated otherwise for any period effective on its date of formation through 11:59PM on the day after the Closing Date and (b) Intermediate Holdco shall hold all of the interests in (i) Merger Sub I LLC, which shall be treated for United States federal and applicable state and local income tax purposes as an association taxable as a corporation, and (ii) Merger Sub II LLC, which shall be treated for United States federal and applicable state and local income tax purposes as an entity that is disregarded from Intermediate Holdco its sole owner (and therefore from Buyer for United States federal and applicable state and local income tax purposes).

        7.26    Director Resignation; Board Composition.    On the Closing Date, the Buyer shall deliver or cause to be delivered to the Seller the resignations of the directors of the Buyer that are not continuing on the board of directors of the Buyer following the Closing in accordance with the Investor Rights Agreement and the board of directors of Buyer shall vote to expand the size of the board of directors and fill the vacancies of each class with such persons as are designated to such class in the Investor Rights Agreement (the "New Directors").

ARTICLE 8

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

        The obligation of each of the Buyer, Merger Sub I and Merger Sub II LLC to consummate the Closing contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by the Buyer:

        8.1    Representations and Warranties Accurate.    (a) The representation and warranty contained in Section 5.21(b) shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, (b) the Fundamental Representations shall be true and correct in all material respects (without giving effect to any materiality or Material Adverse Effect qualification set forth therein) as of the Closing Date as though made on and as of the Closing Date (except for such representations and warranties expressly stated to relate to an earlier date, in which case, as of such earlier date), and (c) the remaining representations and warranties of the Seller and the Company contained in Article 4 and Article 5 shall be true and correct in all respects (without giving effect to any materiality or Material Adverse Effect qualification set forth therein) as of the Closing Date as though made on and as of the Closing Date (except for such representations and warranties expressly stated to relate to an earlier date, in which case, as of such earlier date), except where the failure of such representations and warranties referenced in this clause (c) to be so true and correct has not had, and would not reasonably be expected to have, a Material Adverse Effect.

        8.2    Performance.    The Company and the Seller shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed and complied with by the Company or the Seller, as applicable, prior to or on the Closing Date.

        8.3    Officer's Certificate.    Each of the Seller and the Company shall have delivered to the Buyer a certificate, signed by an executive officer of the Seller in the case of the Seller, and an executive officer of the Company in the case of the Company, in each case dated as of the Closing Date, certifying as to the matters set forth in Sections 8.1 and 8.2 with respect to the Seller or the Company, as applicable.

        8.4    Legal Prohibition.    On the Closing Date, there shall exist no injunction or other order issued by (a) any Governmental Authority or court of competent jurisdiction in the United States of America which prohibits the consummation of the transactions contemplated under this Agreement or (b) any other Governmental Authority or court of competent jurisdiction which prohibits the consummation of the transactions contemplated under this Agreement, which injunction or order would have a Material Adverse Effect after giving effect to the transactions contemplated hereby.

        8.5    HSR Act.    All required filings under the HSR Act shall have been completed and all applicable time limitations thereunder shall have expired without a request for further information by the relevant federal authorities under the HSR Act, or in the event of such a request for further information, the expiration of all applicable time limitations under the HSR Act shall have occurred without the objection of such federal authorities.

        8.6    Replacement Credit Facility.    The Company, the lenders and the other parties named therein shall have executed and delivered the Replacement Credit Facility on terms no less favorable than the terms in the Debt Commitment Letter and the Replacement Credit Facility shall be in full force and effect and the aggregate amount of commitments available to the Company on the Closing Date shall be not less than $85,000,000 and the amount available to be drawn on the Closing Date shall be not less than the amount required pursuant to Section 3.4(c) (the "Minimum Financing"); provided, that this condition shall be deemed satisfied (x) unless the lenders party to the Debt Commitment Letter have failed to execute and deliver the Replacement Credit Facility or provide the Minimum Financing as a result of (i) the failure of one or more of the conditions specified in "Conditions Precedent to Closing" in Exhibit A of the Debt Commitment Letter or (ii) a Specified Failure or (y) if Buyer determines in good faith or the Company can reasonably demonstrate that an alternative Replacement Credit Facility with commitments of not less than $85,000,000 is promptly available to the Company (and not later than the Termination Date) and otherwise on terms that are not materially less favorable in the aggregate than those contained in the Debt Commitment Letter. For purposes hereof, the term "Specified Failure" shall mean that the Lead Arrangers (as defined in the Debt Commitment Letter) shall not have received a confirmatory field audit of accounts receivable of the Company and its Subsidiaries conducted by a third party selected by the Lead Arrangers at least five (5) days prior to the Closing Date.

        8.7    Investor Rights Agreement.    The Seller shall have delivered to the Buyer a copy of the Investor Rights Agreement, duly executed by the Seller.

        8.8    Buyer Stockholder Approval.    The Buyer Stockholder Approval shall have been duly obtained in accordance with the DGCL, the Buyer Organizational Documents and the NASDAQ rules and regulations.

        8.9    Material Adverse Effect.    After the date hereof, there shall not have occurred any Material Adverse Effect that is continuing.

        8.10    Delivery of Required Company Information.    The Company shall have delivered to Buyer the Required Company Information needed to file the Buyer's Form 8-K under Item 2.01(f) at least five (5) Business Days prior to the Closing Date.

        8.11    Minimum Available Cash.    The amount of Available Cash shall be not less than $100,000,000.

        8.12    Specified Real Property Lease.    The Seller shall have delivered to the Buyer a copy of the Specified Real Property Lease, duly executed by Clinton RE Holdings (Delaware), LLC and White Construction, Inc., and such Specified Real Property Lease has not been amended or modified.

ARTICLE 9

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER AND THE COMPANY

        The obligation of the Seller and the Company to consummate the Closing contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived by the Seller's Representative:

        9.1    Representations and Warranties Accurate.    (a) The Buyer Specified Representations shall be true and correct in all material respects (without giving effect to any materiality or Buyer Material Adverse Effect qualification set forth therein) as of the Closing Date as though made on and as of the Closing Date (except for such representations and warranties expressly stated to relate to an earlier date, in which case, as of such earlier date), and (b) the remaining representations and warranties of the Buyer contained in Article 6 shall be true and correct in all respects (without giving effect to any materiality or Buyer Material Adverse Effect qualification set forth therein) as of the Closing Date as though made on and as of the Closing Date (except for such representations and warranties expressly stated to relate to an earlier date, in which case, as of such earlier date), except where the failure of such representations and warranties referenced in this clause (b) to be so true and correct has not had, and would not reasonably be expected to have, a Buyer Material Adverse Effect.

        9.2    Performance.    Each of the Buyer, Merger Sub I and Merger Sub II LLC shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed and complied with by it prior to or on the Closing Date.

        9.3    Officer Certificate.    The Buyer shall have delivered to the Company a certificate, signed by an executive officer of the Buyer, dated as of the Closing Date, certifying as to the matters set forth in Sections 9.1 and 9.2.

        9.4    Legal Prohibition.    On the Closing Date, there shall exist no injunction or other order issued by (a) any Governmental Authority or court of competent jurisdiction in the United States of America which prohibits the consummation of the transactions contemplated under this Agreement or (b) any other Governmental Authority or court of competent jurisdiction which prohibits the consummation of the transactions contemplated under this Agreement, which injunction or order would have a Material Adverse Effect after giving effect to the transactions contemplated hereby.

        9.5    HSR Act.    All required filings under the HSR Act shall have been completed and all applicable time limitations thereunder shall have expired without a request for further information by the relevant federal authorities under the HSR Act, or in the event of such a request for further information, the expiration of all applicable time limitations under the HSR Act shall have occurred without the objection of such federal authorities.

        9.6    Affiliate Guarantees.    The Buyer shall have satisfied in all material respects its obligations under Section 7.13(b) required to be satisfied prior to the Closing.

        9.7    Credit Facility.    The Payoff Letters shall provide that, upon payment in full of the Credit Facility Payoff Amount and termination of the Existing Credit Facility at Closing, all guarantees of IEA and its Affiliates under the Existing Credit Facility shall be released.

        9.8    Ancillary Agreements.    The Buyer shall have delivered to the Seller (i) the Buyer A&R Registration Rights Agreement in accordance with Section 7.23, duly executed by Buyer and the other parties thereto (other than the Seller) and (ii) a copy of the Investor Rights Agreement, duly executed by the Buyer and the Sponsors.

        9.9    Founder Shares Amendment.    The Buyer shall have delivered to the Seller a copy of the Founder Shares Amendment, duly executed by each holder of Founder Shares.

        9.10    Buyer Stockholder Approval.    The Buyer Stockholder Approval shall have been duly obtained in accordance with the DGCL, the Buyer Organizational Documents, and the NASDAQ rules and regulations.

        9.11    Buyer Stockholder Redemption.    The Buyer Stockholder Redemption shall have been completed in accordance with this Agreement and the Buyer Organizational Documents.

        9.12    Buyer A&R Charter; Certificate of Designation; Buyer A&R By-laws.    The Buyer Charter shall be amended and restated in the form of the Buyer A&R Charter, the Certificate of Designation shall be adopted and the by-laws of the Buyer shall be amended and restated in the form of the Buyer A&R By-laws.

        9.13    Listing of Buyer Common Shares.    The Buyer Common Shares to be issued to the Seller at the Closing shall have been approved for listing on the NASDAQ.

        9.14    Minimum Available Cash.    The amount of Available Cash shall be not less than $100,000,000.

        9.15    Trust Account; Transaction Expenses.    Subject to any Buyer Stockholder Redemption, all the funds contained in the Trust Account shall be released from the Trust Account and available to the Buyer for payment of the Cash Consideration and the Transaction Expenses.

        9.16    Director Resignations.    The Buyer shall have delivered to the Seller a copy of (i) the resignation of each director that is not continuing on the board of directors of the Buyer following the Closing in accordance with the Investor Rights Agreement, duly executed by each such director and (ii) a unanimous written consent of the board of directors of the Buyer increasing the size of the board of directors of the Buyer and appointing the New Directors effective immediately following the Closing.

        9.17    Availability of Required Company Information.    The Required Company Information needed to file the Buyer's Form 8-K under Item 2.01(f) shall be available at least five (5) Business Days prior to the Closing Date; provided that this condition shall not apply (i) if the Company is then in breach of Section 7.5(h) or (ii) on or after March 15, 2018.

ARTICLE 10

TERMINATION

        10.1    Termination.    This Agreement may be terminated on or prior to the Closing Date as follows:

          (a)   by the mutual written consent of the Buyer and the Seller's Representative;

          (b)   by either the Buyer or the Seller's Representative, upon written notice to the other, if the Closing Date shall not have occurred on or before April 30, 2018 (the "Termination Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 10.1(b) shall not be available to any party if such party is in material breach of any of its representations, warranties, covenants or other agreements contained herein at the time of such termination and such breach shall have been the primary cause of the failure of the Closing to occur;

          (c)   by the Buyer, upon written notice to the Seller's Representative, if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Company or the Seller contained in this Agreement (other than Section 7.5(h), violations, breaches and inaccuracies of which shall be governed exclusively by Section 10.1(f)), which violation, breach or inaccuracy would cause any of the conditions set forth in Sections 8.1, 8.2 or

  8.9 not to be satisfied, and such violation, breach or inaccuracy has not been waived by the Buyer or cured by the Company or the Seller, as applicable, within 30 days after receipt by the Seller's Representative of written notice thereof from the Buyer or is not reasonably capable of being cured on or prior to the Termination Date; provided, that the Buyer shall not have the right to terminate this Agreement pursuant to this Section 10.1(c) if the Buyer, Merger Sub I or Merger Sub II LLC is then in material breach of its representations, warranties, covenants or agreements under this Agreement so as to cause any of the conditions set forth in Sections 9.1 or 9.2 not to be satisfied;

          (d)   by the Seller's Representative, upon written notice to the Buyer, if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of the Buyer, Merger Sub I or Merger Sub II LLC contained in this Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Sections 9.1 or 9.2 not to be satisfied, and such violation, breach or inaccuracy has not been waived by the Seller's Representative or cured by the Buyer, Merger Sub I or Merger Sub II LLC as applicable, within 30 days after receipt by the Buyer, Merger Sub I or Merger Sub II LLC, as applicable, of written notice thereof from the Seller's Representative or is not reasonably capable of being cured on or prior to the Termination Date; provided, that the Seller's Representative shall not have the right to terminate this Agreement pursuant to this paragraph if the Seller or the Company is in material breach of its representations, warranties, covenants or agreements under this Agreement so as to cause any of the conditions set forth in Sections 8.1, 8.2 or 8.9 not to be satisfied;

          (e)   subject to Section 7.4(d), by either the Buyer or the Seller's Representative, upon written notice to the other, if (i) a court of competent jurisdiction or other Governmental Authority in the United States of America shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated under this Agreement and such order or action shall have become final and nonappealable, or (ii) a court of competent jurisdiction or other Governmental Authority not in the United States of America shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated under this Agreement and such order or action shall have become final and nonappealable and would have a Material Adverse Effect after giving effect to the transactions contemplated hereby;

          (f)    by Buyer, upon written notice to the Seller's Representative, if (i) the Closing has not occurred on or prior to February 8, 2018 and the Company has not delivered the Required Company Information required by the last sentence of Section 7.5(h) by March 15, 2018 or (ii) when delivered, the PCAOB Audited Financial Statements as of and for the annual period ended December 31, 2016 or Reviewed Interim Financial Statements result in a calculation of adjusted EBITDA for the Company and the Company Subsidiaries for either the period ended December 31, 2016 (consistent with the calculation of Adjusted EBITDA set forth on Section 10.1(f)(x) of the Company Disclosure Schedules), or the nine-month period ended September 30, 2017 (calculated consistent with the calculation of Pro Forma Adjusted EBITDA set forth on Section 10.1(f)(y) of the Company Disclosure Schedules) that is lower than the Applicable EBITDA Threshold for the twelve-month period ended December 31, 2016, or the nine-month period ended September 30, 2017, as applicable; provided that Buyer's right to terminate pursuant to clause (ii) of this Section 10.1(f) shall terminate at 11:59 p.m. on the fifth (5th) Business Day following delivery of the PCAOB Audited Financial Statements and the Reviewed Interim Financial Statements, as applicable, unless Buyer delivers a notice of termination to the Seller's Representative on or prior to such time; or

          (g)   by the Seller's Representative, upon written notice to the Buyer, if (i) the Buyer Stockholder Approval is not obtained at the Buyer Stockholders Meeting (including any adjournments thereof permitted pursuant to Section 7.6) or (ii) within three (3) Business Days after the date the Buyer Stockholder Redemptions have been finally determined, if Buyer Stockholder Redemptions result in Available Cash as of immediately prior to the Closing being less than $100,000,000; provided that, if not so terminated by the Seller's Representative within such three (3) Business Days, then the Seller's Representative's right to terminate pursuant to this clause (g) shall be irrevocably waived.

        10.2    Survival After Termination.    If this Agreement is terminated by the parties in accordance with Section 10.1 hereof, this Agreement shall become void and of no further force and effect; provided, however, that, subject in all events to the provisions of Section 12.10, none of the parties hereto shall have any liability in respect of a termination of this Agreement, except that (a) the provisions of Section 7.3(c), the last sentence of Section 7.4(a), this Section 10.2, and Article 12 shall each survive the termination of this Agreement and (b) nothing herein shall relieve any party from any liability for any willful and material breach of the provisions of this Agreement by such party, prior to the termination of this Agreement, in which case the non-breaching party shall be entitled to all rights and remedies available at law or in equity.

        10.3    Expense Reimbursement.    Notwithstanding anything to the contrary herein or in any contract previously entered into by any of the parties hereto, without limiting any other rights and remedies available to the Seller or the Company hereunder, in the event this Agreement is terminated:

          (a)   by the Seller's Representative pursuant to Section 10.1(d) or 10.1(g) in either case at a time when each of (A) (x) the conditions specified in "Conditions Precedent to Closing" of Exhibit A of the Debt Commitment Letter were satisfied or would have been capable of being satisfied and there has not been a Specified Failure or (y) Buyer determines in good faith that an alternative Replacement Credit Facility with commitments available to the Company on the Closing Date of not less than $85,000,000 and the amount available to be drawn on the Closing Date shall be not less than the amount required pursuant to Section 3.4(c) (and not later than the Termination Date) on terms no less favorable than those contained in the Debt Commitment Letter and (B) this Agreement was not terminable by the Buyer pursuant to Section 10.1(f) (whether or not actually terminated by the Buyer pursuant to Section 10.1(f)),

          (b)   by either the Seller's Representative or the Buyer pursuant to Section 10.1(b) or 10.1(e) at a time when this Agreement could have been validly terminated by the Seller's Representative pursuant to Section 10.1(d) or 10.1(g) (in the case of Section 10.1(g) , regardless of whether the Seller's Representative actually terminated within the three (3) Business Day period set forth therein) and in either case at a time when each of (A) (x) the conditions specified in "Conditions Precedent to Closing" of Exhibit A of the Debt Commitment Letter were satisfied or would have been capable of being satisfied and there has not been a Specified Failure or (y) Buyer determines in good faith that an alternative Replacement Credit Facility with commitments available to the Company on the Closing Date of not less than $85,000,000 and the amount available to be drawn on the Closing Date shall be not less than the amount required pursuant to Section 3.4(c) (and not later than the Termination Date) on terms no less favorable than those contained in the Debt Commitment Letter and (B) this Agreement was not terminable by the Buyer pursuant to Section 10.1(f) (whether or not actually terminated by the Buyer pursuant to Section 10.1(f)), then in the case of a termination specified (and not excluded by) clause (a) or (b) of this Section 10.3, within three (3) Business Days after such termination, the Buyer shall pay or cause to be paid to the Company an amount equal to the lesser of (x) the out-of-pocket expenses incurred by or on behalf of the Company, the Company Subsidiaries and the Seller in connection with the authorization, preparation, negotiation, execution and performance of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby and (y) $333,333, by wire transfer of immediately available funds to an account designated in writing by the Company; provided, that if the Buyer or its Subsidiaries does not have available to them cash or cash equivalents in such amount outside of the Trust Account, then (1) the Buyer shall pay or cause to be paid to the Company, by wire transfer of immediately available funds to an account designated in writing by the Company, all cash and cash equivalents held by the Buyer or such Subsidiary outside of its Trust Account and (2) the Sponsors shall transfer to the Company a number of Founder Shares with a value (based on the Buyer Share Issue Price) equal to the excess of (x) $500,000 over (y) the amount of cash paid to the Company in accordance with the foregoing clause (1); or

          (c)   by the Buyer pursuant to Section 10.1(f)(ii), then within three (3) Business Days after consummation of a Business Combination (other than a Business Combination relating to the Company) by the Buyer, then the Buyer shall pay or cause to be paid to the Company, by wire transfer of immediately available funds to an account designated in writing by the Company, $150,000 in cash; provided, that if the Buyer or its Subsidiaries does not have available to them cash or cash equivalents in such amount at or within three (3) Business Days after the consummation of such Business Combination, then (1) the Buyer shall pay or cause to be paid to the Company, by wire transfer of immediately available funds to an account designated in writing by the Company, all cash and cash equivalents held by the Buyer or such Subsidiary and (2) the Sponsors shall transfer to the Company a number of Founder Shares with a value (based on the Buyer Share Issue Price) equal to the excess of (x) $200,000 over (y) the amount of cash paid to the Company in accordance with the foregoing clause (1).

ARTICLE 11

NO SURVIVAL

        11.1    No Survival.    None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate at the Closing. Notwithstanding the foregoing, this Section 11.1 nor anything else in this Agreement to the contrary shall limit (a) the survival of any covenant or agreement of the parties which by its terms is required to be performed or complied with in whole or in part after the Closing, which covenants and agreements shall survive the Closing in accordance with their respective terms or (b) any claim with respect to Fraud in the making of the representations and warranties in Article 4, Article 5 or Article 6, as applicable. Nothing in this Section 11.1 shall limit or prohibit the rights of Buyer to pursue recoveries under any representation and warranty insurance policy.

ARTICLE 12

MISCELLANEOUS

        12.1    Expenses.    Except as expressly provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided that if the Closing occurs, all Transaction Expenses shall be paid by the Buyer or a Subsidiary thereof (including the Surviving Company).

        12.2    Amendment.    Except as otherwise provided in Section 12.23 hereof, this Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        12.3    Entire Agreement.    This Agreement including the Schedules and Exhibits attached hereto (which are deemed for all purposes to be part of this Agreement), the Ancillary Agreements and the Confidentiality Agreement contain all of the terms, conditions and representations and warranties agreed upon or made by the parties relating to the subject matter of this Agreement and the businesses and operations of the Company and the Company Subsidiaries and supersede all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties or their Representatives, oral or written, respecting such subject matter. The parties have voluntarily agreed to define their rights, liabilities and obligations respecting the subject matter hereof exclusively in contract pursuant to the express terms and provisions of this Agreement and the Ancillary Agreements and the parties expressly disclaim that they are owed any duties or are entitled to any remedies not expressly set forth in this Agreement or the Ancillary Agreements. Furthermore, the parties each hereby acknowledge that this Agreement embodies the justifiable expectations of sophisticated parties derived from arm's-length negotiations; the parties specifically acknowledge that no party has any special relationship with another party that would justify any expectation beyond that of ordinary parties in an arm's-length transaction.

        12.4    Headings.    The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

        12.5    Notices.    Any notice or other communication required or permitted under this Agreement shall be deemed to have been duly given and made if (a) in writing and served by personal delivery upon the party for whom it is intended, (b) delivered by facsimile or electronic mail with receipt confirmed (including by receipt of confirmatory electronic mail from recipient), or (c) delivered by certified mail, registered mail, courier service, return-receipt received to the party at the address set forth below, with copies sent to the Persons indicated:

    If to the Seller or, prior to the Closing, the Company or the Company Subsidiaries:

        Infrastructure and Energy Alternatives, LLC
        c/o GFI Energy Group of Oaktree Capital Management, L.P.
        11611 San Vicente Boulevard, Suite 710
        Los Angeles, CA 90049
        Attention: Ian Schapiro
                           Peter Jonna
        Fax: (310) 442-0540
        Email: ischapiro@oaktreecapital.com
                    pjonna@oaktreecapital.com

      With a copy to (which shall not constitute notice):

        Paul, Weiss, Rifkind, Wharton & Garrison LLP
        1285 Avenue of the Americas
        New York, New York 10019-6064
        Attention: Kenneth M. Schneider
                           Ellen N. Ching
        Facsimile: (212) 757-3990
        Email: kschneider@paulweiss.com
                    eching@paulweiss.com

    If to the Buyer, Merger Sub I, Merger Sub II LLC or, after the Closing, the Company or the Company Subsidiaries:

        c/o M-III Partners, LP
        3 Columbus Circle
        New York, New York 10019
        Attention: Mohsin Y. Meghji
        Facsimile: (212) 531-4532
        Email: mmeghji@miiipartners.com

      With a copy to (which shall not constitute notice):

        Kirkland & Ellis LLP
        300 North LaSalle
        Chicago, Illinois 60654
        Attention: Richard J. Campbell, P.C.
                           Carol Anne Huff
        Facsimile: (312) 862-2200
        Email: richard.campbell@kirkland.com
                    chuff@kirkland.com

                     - and -

        M-III Partners, LP
        3 Columbus Circle
        New York, New York 10019
        Attention: Charles Garner Facsimile: (212) 531-4532
        Email: cgarner@miiipartners.com

        Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section 12.5.

        12.6    Exhibits and Schedules.

          (a)   Any matter, information or item disclosed in the Company Disclosure Schedules or Buyer Disclosure Schedules, as applicable, delivered under any specific representation, warranty or covenant or Section number hereof, shall be deemed to have been disclosed for all purposes of this Agreement in response to every representation, warranty or covenant in this Agreement in respect of which such disclosure is reasonably apparent on the face of such disclosure. The inclusion of any matter, information or item in the Company Disclosure Schedules or Buyer Disclosure Schedules shall not be deemed to constitute an admission of any liability by the Seller or the Company or the Buyer (as the case may be) to any third party or otherwise imply, that any such matter, information or item is material or creates a measure for materiality for the purposes of this Agreement.

          (b)   The Schedules and Exhibits hereto are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement.

        12.7    Waiver.    Waiver of any term or condition of this Agreement by any party shall only be effective if in writing, and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

        12.8    Binding Effect; Assignment.    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns. No party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other parties to this Agreement. Any purported assignment in violation of this Section 12.8 shall be void.

        12.9    No Recourse.

          (a)   Notwithstanding anything that may be expressed or implied in this Agreement, this Agreement may only be enforced against, and any Action for breach of this Agreement may only be made against, the entities that are expressly identified herein as parties to this Agreement, and no Affiliate of the Seller, the Seller's Representative or the Seller's, the Seller's Representative's or their Affiliates' respective former, current and future Representatives, successors or assigns that is not a party to this Agreement (collectively, the "Seller Related Parties") shall have any liability for any liabilities or obligations of the parties hereto for any Action (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any oral representations made or alleged to be made in connection herewith, none of the Buyer, Merger Sub I, Merger Sub II LLC, or after the Closing the Company or the Company Subsidiaries, shall have any right of recovery in respect hereof against any Seller Related Party and no personal liability shall attach to any Seller Related Party through the Seller, the Seller's Representative or otherwise, whether by or through attempted piercing of the corporate veil, by the enforcement of any judgment, fine or penalty or by virtue of any statute, regulation or other applicable Law, or otherwise. The provisions of this Section 12.9(a) are intended to be for the benefit of, and enforceable by the Seller Related Parties and each such Person shall be a third-party beneficiary of this Section 12.9(a). This Section 12.9(a) shall be binding on all successors and assigns of the Buyer, Merger Sub I, Merger Sub II LLC, the Company and the Company Subsidiaries. Nothing herein shall limit rights or remedies against a Seller Related Party in connection with or following a claim for Fraud by the Seller or the Company.

          (b)   Notwithstanding anything that may be expressed or implied in this Agreement, this Agreement may only be enforced against, and any Action for breach of this Agreement may only be made against, the entities that are expressly identified herein as parties to this Agreement, and no Affiliate of the Buyer, Merger Sub I, Merger Sub II LLC or any of the Buyer's, Merger Sub I's, Merger Sub II LLC's or their Affiliates' respective former, current and future Representatives, successors or assigns that is not a party to this Agreement (collectively, the "Buyer Related Parties") shall have any liability for any liabilities or obligations of the parties hereto for any Action (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any oral representations made or alleged to be made in connection herewith, none of the Seller, the Seller's Representative, the Company or the Company Subsidiaries shall have any right of recovery in respect hereof against any Buyer Related Party and no personal liability shall attach to any Buyer Related Party through Buyer, Merger Sub I, Merger Sub II LLC or otherwise, whether by or through attempted piercing of the corporate veil, by the enforcement of any judgment, fine or penalty or by virtue of any statute, regulation or other applicable Law, or otherwise. The provisions of this Section 12.9(b) are intended to be for the benefit of, and enforceable by the Buyer Related Parties and each such Person shall be a third-party beneficiary of this Section 12.9(b). This Section 12.9(b) shall be binding on all successors and assigns of the Seller, the Seller's Representative, the Company and the Company Subsidiaries. Nothing herein shall limit rights or remedies against a Buyer Related Party in connection with or following a claim for Fraud by the Buyer.

          12.10    Trust Account.    The Company, the Seller and the Seller's Representative acknowledge and agree that monies may be disbursed from the Trust Account only for the purposes and under the circumstances described in the final prospectus of Buyer which was filed with the Securities and Exchange Commission (File No. 333-210817) and dated as of July 7, 2016 (the "Buyer Prospectus"). For and in consideration of Buyer executing and delivering this Agreement and agreeing to the terms hereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Seller and the Seller's Representative hereby irrevocably and unconditionally agree that (a) none of such Persons have now and shall not at any time hereafter have any right, title, interest or claim of any kind, regardless of the factual basis of any such claim and regardless of whether such claim is based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the "Trust Fund Claims") in or to any monies in the Trust Account or distributions therefrom to the Buyer's public stockholders, (b) none of the Company, the Seller or the Seller's Representative shall make any Trust Fund Claim against the Trust Account or distributions therefrom to the Buyer's public stockholders, and (c) each of the Company and the Seller waives any Trust Fund Claim that any such Person may have against the Trust Account

  (including any distributions therefrom) now or in the future as a result of, or arising out of, any matter with respect to the transactions contemplated hereby and will not seek recourse against the Trust Account or any distributions therefrom to Buyer's public stockholders for any reason whatsoever (including, without limitation, for an alleged breach of this Agreement). Each of the Company and the Seller agrees that such irrevocable waiver is material to this Agreement and has been specifically relied upon by Buyer Related Parties to induce Buyer to enter in this Agreement, and each of the Company and the Seller further intends and understands such waiver to be valid, binding and enforceable under applicable law. In the event that the Company, the Seller or any Seller Related Party commences any Action based upon, in connection with, relating to or arising out of any matter relating to Buyer, which Action seeks, in whole or in part, relief against the Trust Account or any distributions therefrom to Buyer's public stockholders, in the form of money damages,, the Buyer shall be entitled to recover from the Seller the associated legal fees and costs in connection with any such Action, in the event that Buyer prevails in such Action. Nothing in this Section 12.9 or any prior agreement between the parties shall limit the right of the Company, the Seller and/or the Seller's Representative to pursue a claim against the Buyer for legal relief against monies or other assets of Buyer held outside the Trust Account or for specific performance or other equitable relief; and nothing in this Section 12.9 shall limit any claims that the Company, the Seller or the Seller's Representative may have in the future against the Buyer's assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account to the Buyer and any assets that have been purchased or acquired by Buyer with any such funds). The covenants and obligations set forth in this section shall survive the termination of this Agreement for any reason.

        12.11    No Third Party Beneficiary.    Nothing in this Agreement shall confer any rights, remedies or claims upon any Person or entity not a party or a permitted assignee of a party to this Agreement, except for (a) the current and former officers, directors and employees of the Company as set forth in Section 7.12, (b) the Affiliates of IEA party to the Affiliate Guarantees as set forth in Section 7.13(b), 7.13(c) or 7.13(d), (c) Seller's Counsel as set forth in Section 7.14, (d) Buyer's Counsel as set forth in Section 7.15, (e) the Seller Related Parties and the Company Related Parties as set forth in Sections 12.9, 12.13 and 12.14, as applicable, and (f) the Financing Sources as provided in Section 12.23.

        12.12    Counterparts.    This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. Facsimile signatures or signatures received as a pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.

        12.13    Buyer Release.

          (a)   From and after the Closing, the Buyer hereby absolutely, unconditionally and irrevocably releases, indemnifies and discharges, and the Buyer shall cause each of its Affiliates (including, following the Closing, the Company and each of the Company Subsidiaries) (the "Buyer Releasors") to absolutely, unconditionally and irrevocably release, indemnify and discharge the Seller and the Seller Related Parties, from any and all claims, demands, rights, actions, suits, proceedings, liabilities, obligations and causes of action of any kind and nature whatsoever, fixed or contingent, known or unknown, liquidated or unliquidated, that any Buyer Releasor or any Person claiming through or under a Buyer Releasor ever had or now has or hereafter can, shall or may have arising out of, or relating to, the organization, management or operation of the businesses of the Company or any Company Subsidiary relating to any matter, occurrence, action or activity prior to the Closing Date, except for (w) claims based on Fraud, (x) covenants and agreements set forth in this Agreement which contemplate performance after the Closing or otherwise expressly by their terms survive the Closing, each of which will survive in accordance with its terms, (y) the agreements set forth on Section 7.13(a) of the Company Disclosure Schedules and (z) the Ancillary Agreements.

          (b)   Each Buyer Releasor is aware that it may hereafter discover facts in addition to or different from those it now knows or believes to be true with respect to the subject matter of the release provided for in this Section 12.13; however, it is the intention of each Buyer Releasor that such release shall be effective as a full and final accord and satisfactory release of each and every matter specifically or generally referred to in this Section 12.13. In furtherance of this intention, each Buyer Releasor expressly waives and relinquishes any and all claims, rights or benefits that it may have under Section 1542, and any similar provision in any other jurisdiction, which provides as follows:

    "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

        Each Buyer Releasor acknowledges that Section 1542, and any similar provision in any other jurisdiction, if they exist, are designed to protect a party from waiving claims which it does not know exist or may exist. Nonetheless, each Buyer Releasor agrees that the waiver of Section 1542 and any similar provision in any other jurisdiction is a material portion of the releases intended by this Section 12.13, and it therefore intends to waive all protection provided by Section 1542 and any other similar provision in any other jurisdiction. EACH BUYER RELEASOR FURTHER ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE IT NOW KNOWS OR BELIEVES TO BE TRUE WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT INTENDS TO FULLY, FINALLY AND FOREVER RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATIVE THERETO, WHICH DO NOW EXIST, MAY EXIST, OR HERETOFORE HAVE EXISTED BETWEEN SUCH PARTY, ON THE ONE HAND, AND THE SELLER OR SELLER RELATED PARTY UNDER THIS SECTION 12.13, ON THE OTHER HAND. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES GIVEN HEREIN SHALL BE AND REMAIN IN EFFECT AS FULL AND COMPLETE GENERAL RELEASES OF ALL SUCH MATTERS, NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATIVE THERETO.

        12.14    Seller Release.

          (a)   From and after the Closing, the Seller hereby absolutely, unconditionally and irrevocably releases, indemnifies and discharges, and the Seller shall cause each of its Affiliates (the "Seller Releasors") to absolutely, unconditionally and irrevocably release, indemnify and discharge, the Company, the Company Subsidiaries and their respective former, current and future Representatives, successors or assigns that is not a party to this Agreement (collectively, the "Company Related Parties") from any and all claims, demands, rights, actions, suits, proceedings, liabilities, obligations and causes of action of any kind and nature whatsoever, fixed or contingent, known or unknown, liquidated or unliquidated, that the Seller, any of its Affiliates or any Person claiming through or under the Seller or any of its Affiliates ever had or now has or hereafter can, shall or may have arising out of, or relating to, the organization, management or operation of the businesses of the Buyer relating to any matter, occurrence, action or activity prior to the Closing Date, except for (w) any rights to indemnification or advancement of expenses pursuant to the documents set forth in Section 7.12, (x) covenants and agreements set forth in this Agreement which contemplate performance after the Closing or otherwise expressly by their terms survive the Closing, each of which will survive in accordance with its terms, (y) the agreements set forth on Section 7.13(a) of the Company Disclosure Schedules and (z) the Ancillary Agreements.

          (b)   Each Seller Releasor is aware that it may hereafter discover facts in addition to or different from those it now knows or believes to be true with respect to the subject matter of the release provided for in Section 12.10 or this Section 12.14; however, it is the intention of each Seller Releasor that such release shall be effective as a full and final accord and satisfactory release of each and every matter specifically or generally referred to in Section 12.10 or this Section 12.14, in each case except as otherwise set forth in such Section. In furtherance of this intention, each Seller Releasor expressly waives and relinquishes any and all claims, rights or benefits that it may have under Section 1542, and any similar provision in any other jurisdiction, which provides as follows:

    "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

        Each Seller Releasor acknowledges that Section 1542, and any similar provision in any other jurisdiction, if they exist, are designed to protect a party from waiving claims which it does not know exist or may exist. Nonetheless, each Seller Releasor agrees that the waiver of Section 1542 and any similar provision in any other jurisdiction is a material portion of the releases intended by Section 12.10 or this Section 12.14, and it therefore intends to waive all protection provided by Section 1542 and any other similar provision in any other jurisdiction. EACH SELLER RELEASOR FURTHER ACKNOWLEDGES THAT IT IS AWARE THAT IT MAY HEREAFTER DISCOVER CLAIMS OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE IT NOW KNOWS OR BELIEVES TO BE TRUE WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT INTENDS TO FULLY, FINALLY AND FOREVER RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATIVE THERETO, WHICH DO NOW EXIST, MAY EXIST, OR HERETOFORE HAVE EXISTED BETWEEN SUCH PARTY, ON THE ONE HAND, AND ANY COMPANY RELATED PARTY UNDER THIS SECTION 12.14, ON THE OTHER HAND. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES GIVEN HEREIN SHALL BE AND REMAIN IN EFFECT AS FULL AND COMPLETE GENERAL RELEASES OF ALL SUCH MATTERS, NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATIVE THERETO.

        12.15    Governing Law and Jurisdiction.    Except as otherwise provided in Section 12.23 hereof, this Agreement and any claim or controversy hereunder shall be governed by and construed in accordance with the Laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

        12.16    Consent to Jurisdiction and Service of Process.    Except as otherwise provided in Section 12.23 hereof, any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may only be instituted in any state or federal court in the State of Delaware, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

        12.17    WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES

HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        12.18    Conveyance Taxes.    All sales, use, value added, transfer, stamp, registration, documentary, excise, real property transfer or gains, or similar Taxes incurred as a result of the transactions contemplated by this Agreement (other than any such Taxes relating to the Real Property Spinoff, which shall be borne solely by the Seller) ("Transfer Taxes") shall constitute Transaction Expenses and be payable by the Surviving Company following the Closing, and the Seller's Representative and the Buyer shall jointly file all required change of ownership and similar statements.

        12.19    Specific Performance.    The parties agree that irreparable damage would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

        12.20    Seller's Representative.

          (a)   By virtue of the adoption of this Agreement, Oaktree, in its capacity as the Seller's Representative, is hereby authorized, directed and appointed to act as sole and exclusive agent, attorney-in-fact and representative of the Seller, with full power of substitution with respect to all matters under this Agreement, including determining, giving and receiving notices and processes hereunder, calculating the Estimated Merger Consideration and any adjustment to the Estimated Merger Consideration, calculating the Earnout Shares to which the Seller is entitled, executing and delivering, on behalf of the Seller, any and all documents or certificates to be executed by the Seller in connection with this Agreement and the transactions contemplated hereby, granting any waiver, consent, approval or election, and making any filings with any Governmental Authority, on behalf of the Seller under this Agreement, appointing, in its sole discretion, one or more successor Seller's Representatives, contesting and settling any and all adjustments pursuant to Section 3.5, resolving any other disputes hereunder, performing the duties expressly assigned to the Seller's Representative hereunder, and to engage and employ agents and representatives and to incur such other expenses as the Seller's Representative shall reasonably deem necessary or prudent in connection with the foregoing. The Seller's Representative shall have the sole and exclusive right on behalf of the Seller to take any action or provide any waiver, or receive any notice with respect to the adjustments pursuant to Section 3.5, and to settle any claim or controversy arising with respect thereto. Any such actions taken, exercises of rights, power or authority, and any decision or determination made by the Seller's Representative consistent herewith, shall be absolutely and irrevocably binding on the Seller as if the Seller personally had taken such action, exercised such rights, power or authority or made such decision or determination in the Seller's individual capacity, and the Seller shall have no right to object, dissent, protest or otherwise contest the same.

          (b)   The appointment of the Seller's Representative as the Seller's attorney-in-fact revokes any power of attorney heretofore granted that authorized any other Person or Persons to represent the Seller with regard to this Agreement. The appointment of the Seller's Representative as attorney-in-fact pursuant hereto is coupled with an interest and is irrevocable. The obligations of the Seller pursuant to this Agreement (i) will not be terminated by operation of law, death, mental or physical incapacity, liquidation, dissolution, bankruptcy, insolvency or similar event with respect to the Seller or any proceeding in connection therewith, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust, or any other event, and (ii) shall survive the delivery of an assignment by the Seller of the whole or any fraction of its interest in any payment due to it under this Agreement.

          (c)   The Seller's Representative hereby accepts the foregoing appointment and agrees to serve as Seller's Representative, subject to the provisions hereof, for the period of time from and after the date hereof without compensation except for the reimbursement by the Seller of fees and expenses incurred by the Seller's Representative in its capacity as such. The Company and the Seller's Representative will, at least two (2) Business Days prior to the Closing Date, direct, by joint written notice(s) to the Buyer, that on the Closing Date an amount equal to $3,000,000 (the "Seller's Representative Holdback Amount"), shall be paid directly to the Seller's Representative as designated in such notice, as a fund for the fees and expenses of the Seller's Representative incurred in connection with this Agreement (the "Seller's Representative Holdback Account"), with any balance of the Seller's Representative Holdback Account not used for such purposes (as determined by the Seller's Representative in good faith) to be paid by the Seller's Representative to the Seller.

          (d)   For all purposes of this Agreement, the Buyer shall be entitled to rely conclusively on the instructions and decisions of the Seller's Representative as to the determination of any adjustment pursuant to Section 3.5, or any other actions required or permitted to be taken by the Seller's Representative hereunder or in connection with any of the transactions and other matters contemplated hereby.

          (e)   The Seller's Representative shall not have any liability to the Seller whatsoever with respect to its actions, decisions and determinations, and shall be entitled to assume that all actions, decisions and determinations are fully authorized by the Seller. The Seller shall indemnify and hold harmless the Seller's Representative, its Affiliates and all of their respective owners, Representatives, successors or assigns from and against any and all Losses incurred or suffered by any such Person resulting from, arising out of or relating or attributable to any and all actions, decisions and determinations taken or made by the Seller's Representative in connection with this Agreement and the transactions contemplated hereby.

          (f)    The Seller's Representative shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Seller's Representative may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the Person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Seller's Representative may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct the Seller's Representative on behalf of that party unless written notice to the contrary is delivered to the Seller's Representative.

          (g)   The Seller's Representative may act pursuant to the advice of counsel with respect to any matter relating to this Agreement, and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

          (h)   Each of the Buyer, Merger Sub I and Merger Sub II LLC hereby agrees that the Seller's Representative shall not, in its capacity as such, have any liability to the Buyer, Merger Sub I, Merger Sub II LLC or any of their respective Affiliates whatsoever with respect to its actions, decisions or determinations.

          (i)    The rights, powers and benefits of the Seller's Representative under this Agreement shall survive any termination of this Agreement.

        12.21    Severability.    If any term, provision, agreement, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner so that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

        12.22    Interpretation.    The parties have participated in the drafting and negotiation of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the parties thereto and no presumption of burden of proof shall arise favoring or burdening either party by virtue of the authorship of any provision in this Agreement.

        12.23    Financing Source Arrangements.    Notwithstanding anything to the contrary contained in this Agreement, each of the parties hereto: (a) agrees that it will not bring or support any Person, or permit any of its Affiliates to bring or support any Person, in any action, suit, proceeding, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Person that has committed or subsequently commits to provide or otherwise enters into agreements in connection with the Debt Financing (the "Financing Sources," which defined term for the purposes of this provision shall include Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Cadence Bank, N.A., any other lenders and their respective former, current and future Affiliates, equity holders, members, partners, controlling persons, officers, directors, employees, agents, advisors and representatives involved in such Debt Financing) in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including, but not limited to, any dispute arising out of or relating in any way to the Debt Commitment Letter, the Fee Letter or the performance thereof or the financings contemplated thereby, in any forum other than the federal and New York State courts located in the Borough of Manhattan within the City of New York; (b) agrees that, except as specifically set forth in the Debt Commitment Letter, all claims or causes of action (whether at law, in equity, in contract, in tort or otherwise) against any of the Financing Sources in any way relating to the Debt Commitment Letter, the Fee Letter or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction; and (c) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AT LAW OR IN EQUITY, IN CONTRACT, IN TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING IN ANY WAY TO THE DEBT COMMITMENT LETTER, THE FEE LETTER OR THE PERFORMANCE THEREOF OR THE FINANCING CONTEMPLATED THEREBY. Notwithstanding anything to the contrary contained in this Agreement, (i) the Seller, the Seller's Representative and their respective subsidiaries, Affiliates, directors, officers, employees, agents, partners, managers, members or stockholders shall not have any rights or claims against any Financing Source in any way relating to this Agreement or any of the transactions contemplated by this Agreement, or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letter, the Fee Letter or the performance thereof or the financings contemplated thereby, whether at law or in equity, in contract, in tort or otherwise and (ii) no Financing Source shall have any liability (whether in contract, in tort or otherwise) to the Seller, the Seller's Representative or any of their respective subsidiaries, Affiliates, directors, officers, employees, agents, partners, managers, members or stockholders for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Commitment Letter, the Fee Letter or the performance thereof or the financings contemplated thereby, whether at law or in equity, in contract, in tort or otherwise. Notwithstanding anything to the contrary contained in this Agreement, the Financing Sources are intended third-party beneficiaries of, and shall be entitled to the protections of this provision and 12.2, 12.15 and 12.16 which cross-reference this Section 23 to the same extent as if the Financing Sources were parties to this Agreement. This Section 12.23, and Sections 12.2, 12.15 and 12.16 may not be amended, modified or supplemented, or any of its provisions waived, without the written consent of the Financing Sources, which consent may be granted or withheld in the sole discretion of the Financing Sources. Nothing contained herein to the contrary shall restrict the Company from pursuing any remedies it has against any Financing Party pursuant to the terms of, or on account of an alleged default by a Financing Party under, the Debt Commitment Letter.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

COMPANY:
IEA ENERGY SERVICES LLC
By:	/s/ JOHN P. ROEHM
	Name:	John P. Roehm
	Title:	President
SELLER:
INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC
By:	/s/ JOHN P. ROEHM
	Name:	John P. Roehm
	Title:	President
SELLER'S REPRESENTATIVE:
OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.
By:	Oaktree Fund GP, LLC
Its:	General Partner
By:	Oaktree Fund GP I, L.P.
Its:	Managing Member
By:	/s/ PETER JONNA
	Name:	Peter Jonna
	Title:	Authorized Signatory
By:	/s/ IAN SCHAPIRO
	Name:	Ian Schapiro
	Title:	Authorized Signatory

[Signature Page—Agreement and Plan of Merger]

BUYER:
M III ACQUISITION CORP.
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
MERGER SUB I:
WIND MERGER SUB I, INC.
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
MERGER SUB II LLC:
WIND MERGER SUB II, LLC
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
Solely for purposes of Section 10.3, and, to the extent related thereto, Article 12:
M III SPONSOR I LLC,
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Managing Member
M III SPONSOR I LP
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Managing Member

[Signature Page—Agreement and Plan of Merger]

Exhibit A

Form of Investor Rights Agreement

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

(f/k/a M III ACQUISITION CORP.)

INVESTOR RIGHTS AGREEMENT

DATED AS OF

NOVEMBER 3, 2017

A-A-1

A-A-2

INVESTOR RIGHTS AGREEMENT

        INVESTOR RIGHTS AGREEMENT (this "Agreement"), dated as of                        , 2017, (i) by and between Infrastructure and Energy Alternatives, Inc. (f/k/a M III Acquisition Corp.), a Delaware corporation (the "Company"), M III Sponsor I LLC, a Delaware limited liability company, M III Sponsor I LP, a Delaware limited partnership (together, the "Sponsors") any other Sponsor Affiliated Transferees hereunder who become party hereto in accordance with this Agreement; and (ii) by and among the Company and each of Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company ("Seller"), any other Seller Affiliated Transferees hereunder who become party hereto in accordance with this Agreement (collectively the "Selling Stockholders") and Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, in its capacity as the representative of the Selling Stockholders (the "GFI Representative").

        WHEREAS, the Company and certain of its Affiliates (as defined herein) have consummated the Mergers (as defined in the Merger Agreement) and the other transactions (collectively, the "Transactions") contemplated by the Agreement and Plan of Merger, by and among IEA Energy Services LLC, the Company, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, the Seller, the GFI Representative, as the representative of the Seller, and the Sponsors, solely for purposes of Section 10.3 thereof and, to the extent related thereto, Article 12 thereof (as amended, restated, modified or supplemented from time to time, the "Merger Agreement");

        WHEREAS, after giving effect to such Transactions, Seller owns shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and the Company's preferred stock, par value $0.0001 per share (the "Preferred Stock");

        WHEREAS, after giving effect to such Transactions, the Sponsors will continue to own shares of the Company's Common Stock and warrants to purchase shares of the Company's Common Stock (the "Warrants");

        WHEREAS, the Company, the Selling Stockholders and the GFI Representative desire to provide the GFI Representative on behalf of the Selling Stockholders with certain governance rights and director nomination rights;

        WHEREAS, the Selling Stockholders desire to grant a proxy to the GFI Representative; and

        WHEREAS, the Company and the Sponsors desire to provide Sponsors with certain governance rights and director nomination rights;

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

        Section 1.1    Definitions.    As used in this Agreement, the following terms shall have the following meanings:

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that any portfolio company of Oaktree Capital Management, L.P. or its Affiliates, that is not a portfolio company of the GFI Representative (or any parallel or successor funds) shall be deemed not to be an "Affiliate" of the GFI Representative to the extent neither the GFI Representative nor any of its portfolio companies nor any officer, director, general partner or managing member of any of the foregoing has any material economic interest in, or exercises any control with respect to, any such portfolio company. For the

A-A-3

purposes of this definition, "control" (including the terms "controlling" and "controlled"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

        "Affiliate Transaction" shall have the meaning assigned to such term in Section 3.1(a).

        "Agreement" shall have the meaning assigned to such term in the Preamble.

        "beneficial ownership" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The terms "beneficially own" and "beneficial owner" shall have correlative meanings. With respect to the Selling Stockholders, beneficial ownership of Common Stock shall exclude any shares of Common Stock issuable upon conversion of the Preferred Stock beneficially owned by the Selling Stockholders, regardless of whether the Preferred Stock is convertible within 60 days of the date of calculation. For the avoidance of doubt, with respect to the Sponsors and any Sponsor Affiliated Transferee, beneficial ownership shall include any Earnout Shares, regardless of whether vested or unvested.

        "Board of Directors" means the board of directors of the Company.

        "By-Laws" means the by-laws of the Company, as they may be amended, restated or otherwise modified from time to time.

        "Certificate of Incorporation" means the certificate of incorporation of the Company, as it may be amended, restated or otherwise modified from time to time.

        "Claim" shall have the meaning assigned to such term in Section 6.1.

        "Common Stock" shall have the meaning assigned to such term in the Recitals.

        "Company" shall have the meaning assigned to such term in the Preamble.

        "Covered Person" shall have the meaning assigned to such term in Section 6.1.

        "Designees" shall have the meaning assigned to such term in Section 5.2(c).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor law or statute, in each case together with the rules and regulations promulgated thereunder.

        "GFI Designee" shall have the meaning assigned to such term in Section 5.2(a).

        "GFI Representative" shall have the meaning assigned to such term in the Preamble.

        "Governmental Entity" means any court, administrative agency, regulatory body, commission or other governmental authority, board, bureau or instrumentality, domestic or foreign and any subdivision thereof.

        "Initial Designees" shall have the meaning assigned to such term in Section 5.1(a).

        "Independent Designee" shall have the meaning assigned to such term in Section 5.2(c).

        "Other Indemnitors" shall have the meaning assigned to such term in Section 6.6.

        "Person" means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, governmental authority, trust or other entity.

        "Preferred Stock" shall have the meaning assigned to such term in the Recitals.

        "Sale Transaction" means any (i) direct or indirect acquisition (whether by a purchase, sale, transfer, exchange, issuance, merger, consolidation or other business combination) of shares of capital stock or other securities, in a single transaction or series of related transactions, representing more than

A-A-4

fifty percent (50%) of the equity or voting interests of the Company (in each case, including by means of a spin-off, split-off or public offering), (ii) merger, consolidation or other business combination directly or indirectly involving the Company or any of its Subsidiaries representing assets or businesses that constitute or represent more than fifty percent (50%) of the consolidated revenue, consolidated operating income or consolidated assets of the Company and its Subsidiaries, taken as a whole, (iii) reorganization, recapitalization, liquidation or dissolution directly or indirectly involving the Company or any of its Subsidiaries representing more than (50%) of the consolidated revenue, consolidated operating income or consolidated assets of the Company and its Subsidiaries, taken as a whole, in each case which results in any one Person (other than Affiliates of Oaktree Capital Management, L.P.), or more than one Person that are Affiliates or that are acting as a group (as such term is defined in Section 13(d)(3) of the Exchange Act) (excluding Oaktree Capital Management, L.P. and its Affiliates), acquiring direct or indirect ownership of equity securities of the Company or any of its Subsidiaries which, together with the equity securities held by such Person, such Person and its Affiliates or such group, constitutes more than 50% of the total direct or indirect voting power or economic rights of the equity securities of the Company and its Subsidiaries, taken as a whole, (iv) direct or indirect sale, lease, license, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of assets or businesses that constitute or represent more than fifty percent (50%) of the consolidated revenue, consolidated operating income or consolidated assets of the Company and its Subsidiaries, taken as a whole, or (v) other transaction having a similar effect to those described in clauses (i) through (iv).

        "SEC" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

        "SEC Guidance" means (a) any publicly available written or oral interpretations, questions and answers, guidance and forms of the SEC, (b) any oral or written comments, requirements or requests of the SEC or its staff, (c) the Securities Act and the Exchange Act and (d) any other rules, bulletins, releases, manuals and regulations of the SEC.

        "Securities Act" means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute, and the rules and regulations promulgated thereunder.

        "Seller" shall have the meaning assigned to such term in the Preamble.

        "Seller Affiliated Transferee" means, with respect to any Selling Stockholder, (i) the GFI Representative, (ii) any Affiliate of the GFI Representative and (iii) any executive officer or director of the Company or the Seller as of immediately prior to the date hereof (or any Affiliate or family member thereof or any trust formed for the benefit of any of the foregoing persons) to whom any of the forgoing persons Transfers Common Stock, in each case other than the Company.

        "Seller Higher Condition" means that the GFI Representative, together with the Seller Affiliated Transferees, directly or indirectly, beneficially owns at least fifty percent (50%) of the Common Stock beneficially owned by the Seller as of the date hereof, as adjusted for any stock split, stock dividend, reverse stock split, recapitalization, business combination, reclassification or similar event, in each case with such adjustment being determined in good faith by the Board of Directors.

        "Seller Minimum Condition" means that the GFI Representative, together with the Seller Affiliated Transferees, directly or indirectly, beneficially owns at least twenty-five percent (25%) of the Common Stock beneficially owned by the Seller as of the date hereof, as adjusted for any stock split, stock dividend, reverse stock split, recapitalization, business combination, reclassification or similar event, in each case with such adjustment being determined in good faith by the Board of Directors.

        "Selling Stockholders" means Seller together with any Seller Affiliated Transferees to whom Seller or any Seller Affiliated Transferee has Transferred Common Stock in accordance with the terms hereof.

A-A-5

        "Sponsor Affiliated Transferee" means (i) Mohsin Y. Meghji, (ii) any employee of M-III Partners, LP on the date hereof, (iii) any member of the Board of Directors of M III Acquisition Corp. on the date of (and immediately prior to giving effect to) the consummation of the Mergers, and (iv) any Affiliate or family member of any of the foregoing or any trust formed for the benefit of any of the foregoing persons to whom any of the forgoing persons Transfers Common Stock or Warrants, in each case other than the Company.

        "Sponsor Designee" shall have the meaning assigned to such term in Section 5.2(b).

        "Sponsor Higher Condition" means that the Sponsors, together with the Sponsor Affiliated Transferees, directly or indirectly, beneficially own at least fifty percent (50%) of the Common Stock (including Earnout Shares) beneficially owned by the Sponsors and their Affiliates as of the date hereof, as adjusted for any stock split, stock dividend, reverse stock split, recapitalization, business combination, reclassification or similar event, in each case with such adjustment being determined in good faith by the Board of Directors.

        "Sponsor Minimum Condition" means that the Sponsors, together with the Sponsor Affiliated Transferees, directly or indirectly, beneficially own at least twenty-five percent (25%) of the Common Stock (including Earnout Shares) held by the Sponsors and their Affiliates as of the date hereof, as adjusted for any stock split, stock dividend, reverse stock split, recapitalization, business combination, reclassification or similar event, in each case with such adjustment being determined in good faith by the Board of Directors.

        "Sponsors" shall have the meaning assigned to such term in the Preamble.

        "Stockholders" shall mean any of the following persons so long as any of them beneficially owns any Common Stock: the Selling Stockholders, the Seller Affiliated Transferees, the Sponsors and the Sponsor Affiliated Transferees.

        "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

        "Transactions" shall have the meaning assigned to such term in the Recitals.

        "Transfer" means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law. The terms "Transferred" and "Transferring" have correlative meanings.

        "Voting Securities" means the Common Stock and any other securities of the Company or any Subsidiary of the Company which would entitle the holders thereof to vote with the holders of Common Stock in the election of directors of the Company.

        "Warrants" shall have the meaning assigned to such term in the Recitals.

        Section 1.2    Interpretation.    In this Agreement and in the exhibits hereto, except to the extent that the context otherwise requires:

          (a)   the headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

          (b)   defined terms include the plural as well as the singular and vice versa;

          (c)   words importing gender include all genders;

A-A-6

          (d)   a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory instruments or orders made thereunder;

          (e)   any reference to a "day" shall mean the whole of such day, being the period of 24 hours running from midnight to midnight;

          (f)    references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections, clauses and Exhibits of and to, this Agreement;

          (g)   the words "including" and "include" and other words of similar import shall be deemed to be followed by the phrase "without limitation"; and

          (h)   unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include its successors and permitted assigns.

ARTICLE II

GFI REPRESENTATIVE

        Section 2.1    GFI Representative.    The GFI Representative and each of the Selling Stockholders agree as follows:

          (a)   By virtue of the adoption of this Agreement, each Selling Stockholder hereby authorizes, directs and appoints the GFI Representative to act as its sole and exclusive agent, attorney-in-fact and representative, and grants a proxy to the GFI Representative over such Selling Stockholder's Voting Securities, and hereby constitutes and appoints the GFI Representative as the proxy holder thereof, with full power of substitution with respect to all matters under this Agreement, including (i) determining, giving and receiving notices and processes hereunder, (ii) executing and delivering, on behalf of the Selling Stockholders, any and all documents or certificates to be executed by the Selling Stockholders in connection with this Agreement and the transactions contemplated hereby, (iii) granting any waiver, consent, approval or election, including exercising the consent rights set forth in Section 3.1, (iv) nominating and electing the GFI Designees to the Board of Directors, (v) making any filings with any Governmental Entity, on behalf of the Selling Stockholders under this Agreement, (vi) appointing, in its sole discretion, one or more successor representatives to the GFI Representative, (vii) resolving any disputes hereunder between the Company and the Selling Stockholders, (viii) performing the duties expressly assigned to the GFI Representative hereunder, and (ix) engaging and employing agents and representatives and incurring such other expenses as the GFI Representative shall reasonably deem necessary or prudent in connection with the foregoing. Any such actions taken, exercises of rights, power or authority, and any decision or determination made by the GFI Representative consistent herewith, shall be absolutely and irrevocably binding on each Selling Stockholder as if such Selling Stockholder personally had taken such action, exercised such rights, power or authority or made such decision or determination in such Selling Stockholder's individual capacity, and no Selling Stockholder shall have the right to object, dissent, protest or otherwise contest the same.

          (b)   The appointment of the GFI Representative as each Selling Stockholder's attorney-in-fact revokes any power of attorney or proxy heretofore granted that authorized any other Person or Persons to represent such Selling Stockholder with regard to this Agreement. The appointment of the GFI Representative as attorney-in-fact and the grant to the GFI Representative of a proxy hereto is coupled with an interest and is irrevocable. The obligations of each Selling Stockholder pursuant to this Agreement (i) will not be terminated by operation of law, death, mental or physical incapacity, liquidation, dissolution, bankruptcy, insolvency or similar event with respect to such Selling Stockholder or any proceeding in connection therewith, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust, or any other event, and

A-A-7

  (ii) shall survive the delivery of an assignment by any Selling Stockholder of the whole or any fraction of its interest in any payment due to it under this Agreement.

          (c)   The GFI Representative hereby accepts the foregoing appointment and agrees to serve as the GFI Representative, subject to the provisions hereof, for the period of time from and after the date hereof without compensation except for the reimbursement by the Selling Stockholders of fees and expenses incurred by the GFI Representative in its capacity as such.

          (d)   For all purposes of this Agreement, the Company shall be entitled to rely conclusively on the instructions and decisions of the GFI Representative as to any other actions required or permitted to be taken by the GFI Representative hereunder or in connection with any of the transactions and other matters contemplated hereby.

          (e)   The GFI Representative shall not have any liability to the Selling Stockholders whatsoever with respect to its actions, decisions and determinations, and shall be entitled to assume that all actions, decisions and determinations are fully authorized by each and every one of the Selling Stockholders. The Selling Stockholders shall indemnify and hold harmless the GFI Representative, its Affiliates and all of their respective owners, representatives, successors or assigns from and against any and all losses incurred or suffered by any such Person resulting from, arising out of or relating or attributable to any and all actions, decisions and determinations taken or made by the GFI Representative in connection with this Agreement and the transactions contemplated hereby.

          (f)    The GFI Representative shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The GFI Representative may act in reliance upon any instrument or signature believed by it to be genuine and may assume that the Person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The GFI Representative may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct the GFI Representative on behalf of that party unless written notice to the contrary is delivered to the GFI Representative.

          (g)   The GFI Representative may act pursuant to the advice of counsel with respect to any matter relating to this Agreement, and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

          (h)   The Company hereby agrees that the GFI Representative shall not, in its capacity as such, have any liability to the Company, or any of its Affiliates whatsoever with respect to its actions, decisions or determinations.

ARTICLE III

APPROVAL AND CONSULTATION OF CERTAIN MATTERS

        Section 3.1    GFI Representative Approval Rights.    The Company agrees with the GFI Representative and the Selling Stockholders, that, for so long as the Seller Higher Condition is satisfied, the Company shall not, and shall cause its Subsidiaries not to, directly or indirectly (whether by merger, consolidation, amendment of this Agreement or otherwise) without the prior written approval of the GFI Representative,

          (a)   enter, amend, supplement, waive or otherwise modify the terms of any transaction or agreement between the Company or any of its Subsidiaries, on the one hand, and any Sponsor, any Affiliate of any Sponsor (including any Sponsor Affiliated Transferee) or any Affiliate of the Company, on the other hand (an "Affiliate Transaction"), other than the exercise of any rights under any agreements as set forth on Schedule A attached hereto (without giving effect to any amendment, supplement, waiver or other modification executed after the date hereof);

A-A-8

          (b)   hire or remove the Chief Executive Officer or any other executive officer of the Company or its Subsidiaries or

          (c)   except as set forth in Section 5.2(d), increase or decrease the size of the Board of Directors.

        Section 3.2    Sponsor Approval Rights.    The Company agrees with Sponsors that, for so long as the Sponsor Higher Condition is satisfied, the Company shall not, and shall cause its Subsidiaries not to, directly or indirectly (whether by merger, consolidation, amendment of this Agreement or otherwise) without the prior written approval of the Sponsors:

          (a)   enter into, amend, supplement, waive or otherwise modify the terms of any transaction or agreement between the Company or any of its Subsidiaries, on the one hand, and any Selling Stockholders described in clauses (i) and (ii) of the definition of Seller Affiliated Transferee, the GFI Representative or their respective Affiliates, on the other hand or any other Affiliate Transaction (provided that any transaction between the Company, on the one hand, and a Person that would be an Affiliate of the GFI Representative but for the proviso contained in the definition of "Affiliate" shall be deemed to be an Affiliate Transaction requiring such approval unless it meets the requirements in either the succeeding clause (x) or (y)), other than (x) transactions and agreements between the Company or any of its Subsidiaries and Affiliates of the GFI Representative who are engaged on an arm's-length basis to provide goods or services on construction projects undertaken by the Company or any of its Subsidiaries for customers to the extent that such goods and services, in the reasonable judgment of the Company, could not be obtained from an unaffiliated third party at materially lower prices while maintaining at least the same quality and (y) the exercise of any rights under any agreements as set forth on Schedule B attached hereto (without giving effect to any amendment, supplement, waiver or other modification executed after the date hereof);(b)

          (b)   hire or remove the Chief Executive Officer or any other executive officer of the Company or its Subsidiaries or

          (c)   except as set forth in Section 5.2(d), increase or decrease the size of the Board of Directors.

ARTICLE IV

TRANSFER

        Section 4.1    Selling Stockholder Transfers and Joinders.    The Selling Stockholders agree among themselves and with the GFI Representative that, unless waived in writing by the GFI Representative (in which case the holdings of such transferee shall not be included for purposes of determining whether the Seller Higher Condition or the Seller Minimum Condition is satisfied), if a Selling Stockholder effects any Transfer of Common Stock to a Seller Affiliated Transferee, such Seller Affiliated Transferee shall, if not a party hereto, within five (5) days of such Transfer, execute and deliver to the Company and the other parties hereto a joinder to this Agreement, in form and substance reasonably acceptable to the GFI Representative, in which such Seller Affiliated Transferee agrees to be an "Selling Stockholder" for all purposes of this Agreement, including Section 2.1 hereof, and which provides that such Seller Affiliated Transferee shall be bound by and shall fully comply with the terms of this Agreement.

        Section 4.2    Sponsor Transfers and Joinders.    The Sponsors agree among themselves and with the Sponsor Affiliated Transferees that, unless waived in writing by the Sponsors (in which case the holdings of such transferee shall not be included for purposes of determining whether the Sponsor Higher Condition or the Sponsor Minimum Condition is satisfied), if a Sponsor or any Sponsor Affiliated Transferee effects any Transfer of Common Stock to a Sponsor Affiliated Transferee, such

A-A-9

Sponsor Affiliated Transferee shall, if not a party hereto, within five (5) days of such Transfer, execute and deliver to the Company and the other parties hereto a joinder to this Agreement, in form and substance reasonably acceptable to the Sponsors, in which such Sponsor Affiliated Transferee agrees to be a "Sponsor Affiliated Transferee" for all purposes of this Agreement, and which provides that such Sponsor Affiliated Transferee shall be bound by and shall fully comply with the terms of this Agreement.

ARTICLE V

BOARD REPRESENTATION

        Section 5.1    Composition of Initial Board.

          (a)   The Company agrees with the Sponsors and the Company agrees with the GFI Representative that the Company shall take all reasonable actions within its control to cause the Board of Directors to be comprised of seven (7) directors, who shall be divided into three (3) classes of directors in accordance with the terms of the Certificate of Incorporation. As of the date hereof, the seven (7) directors shall be divided into three (3) classes as follows (such persons, the "Initial Designees")(1)(2):

              (i)  the Class I directors shall include John Paul Roehm (during such time as he serves as Chief Executive Officer of the Company), and [                    ], whose term shall expire at the Annual Meeting of Stockholders held in 2019;

             (ii)  the Class II directors shall include [                    ], [                    ], who shall be a Sponsor Designee hereunder, and [                    ], who shall be a GFI Designee hereunder, in each case, whose term shall expire at the Annual Meeting of Stockholders held in 2020; and

            (iii)  the Class III directors shall include Mohsin Meghji, who shall be a Sponsor Designee hereunder and Ian Schapiro, who shall be a GFI Designee hereunder, in each case, whose term shall expire at the Annual Meeting of Stockholders held in 2021.

          (b)   The Company agrees with the Sponsors and the Company agrees with the GFI Representative that the Company shall not, so long as either (i) the Sponsors and the GFI Representative, as applicable, are entitled to designate at least one Designee or (ii) the Sponsors or the GFI Representative, as applicable, have an Initial Designee who is serving such person's Initial Term (as defined herein) without the Sponsor's consent or the GFI Representative's consent, as applicable, amend its Certificate of Incorporation or by-laws, pass any resolution or take any action with the effect of de-staggering the Company's Board of Directors, providing for a voting standard in the election of directors other than plurality voting or providing for the establishment of any classes of directors inconsistent with Section 5.1(a).

(1)
To the extent the Company does not hold its annual meeting as part of the Special Meeting, at closing the directors shall be assigned to the following classes: the Class III directors listed will instead be Class I directors, be re-nominated and stand for re-election at the 2018 Annual Meeting, the Class II Directors shall be Class III directors with terms expiring at the 2020 Annual Meeting and the Class I Directors shall be Class II directors with terms expiring at the 2019 meeting. The Sponsors and the GFI Representative will have the right to nominate the Class I Directors at the 2018 Annual Meeting, as applicable, for an additional three year term, which shall constitute an Initial Term hereunder.

(2)
Each of M3 and Oaktree will designate an additional Class II director and both parties will mutually agree on an independent Class I director and an independent Class II director, in each case to be appointed at closing. Additionally, to the extent an 8th director is needed at closing, Oaktree and M3 to mutually agree on appointee.

A-A-10

          (c)   Subject to Section 7.1, each of the Sponsors and the Sponsor Affiliated Transferees agrees with the Company, and the GFI Representative and each of the Selling Stockholders agrees with the Company, that such party will not take any action in their capacities as stockholders (including voting their Common Stock, granting proxies, providing written consents or proposing any stockholder proposal), to amend the Company's Certificate of Incorporation or by-laws or take any action with the effect of de-staggering the Company's Board of Directors, providing for a voting standard in the election of directors other than plurality voting or providing for the establishment of any classes of directors inconsistent with Section 5.1(a).

          (d)   For the avoidance of doubt, Section 5.1(a) is applicable solely to the initial composition of the Board of Directors (the "Initial Board") and the initial term with respect to which each director on the Initial Board serves (such director's "Initial Term"), except that, subject to the Certificate of Incorporation, a director shall remain a member of the class of directors to which he or she was assigned in accordance with Section 5.1(a).

        Section 5.2    Nominees.

          (a)   The Company agrees with the GFI Representative that the GFI Representative shall have the right to nominate the number of persons for election to the Board of Directors and the Company shall take all reasonable actions within its control to cause to be nominated for election to the Board of Directors, and to cause to continue in office, at any given time, unless waived by the GFI Representative, a number of individuals designated by the GFI Representative (each, a "GFI Designee") equal to:

              (i)  for so long as the Seller Higher Condition is satisfied, two directors (together with any additional designees pursuant to Section 5.2(g)); and

             (ii)  for so long as the Seller Higher Condition is not satisfied but the Seller Minimum Condition is satisfied, one director. No reduction in the beneficial ownership of the GFI Representative shall shorten the term of any GFI Designee during the applicable Initial Term and any such GFI Designee shall in any event be entitled to serve the remainder of such GFI Designee's Initial Term.

          (b)   The Company agrees with the Sponsors that Sponsors shall have the right to nominate for election to the Board of Directors the number of individuals set forth below and the Company shall take all reasonable actions within its control to cause to be nominated for election to the Board of Directors, and to cause to continue in office, at any given time, unless waived by the Sponsors, a number of individuals designated by the Sponsors (each, a "Sponsor Designee") equal to:

              (i)  for so long as the Sponsor Higher Condition is satisfied, two directors (together with any additional designees pursuant to Section 5.2(g)); and

             (ii)  for so long as either (A) the Sponsor Higher Condition is not satisfied but the Sponsor Minimum Condition is satisfied or (B) if (x) the Sponsor Minimum Condition is not satisfied and (y) all of the Earnout Shares (as defined in the Founder Shares Amendment Agreement) have not fully vested or expired without vesting, one director. No reduction in the beneficial ownership of the Sponsors shall shorten the term of any Sponsor Designee during the applicable Initial Term and any such Sponsor Designee shall in any event be entitled to serve the remainder of such Sponsor Designee's Initial Term.

          (c)   The Company agrees with the Sponsors and the Company agrees with the GFI Representative that the Board of Directors shall include not less than three directors who shall qualify as independent directors pursuant to SEC Guidance and the rules of the applicable stock

A-A-11

  exchange (each, an "Independent Designee" and together with the GFI Designees and the Sponsor Designees, the "Designees").

          (d)   If at any time, the Board of Directors does not include three directors who qualify as independent directors pursuant to applicable SEC Guidance and the rules of the applicable stock exchange, the size of the Board of Directors shall be expanded so as to permit the appointment of the required Independent Designees and such vacancies shall be filled in accordance with Section 5.2(g).

          (e)   The Company agrees with the Sponsors and the Company agrees with the GFI Representative that, for so long as he serves as the Chief Executive Officer of the Company, John Paul Roehm shall be included as a member of the Board of Directors; provided that John Paul Roehm shall cease to be included as a member of the Board of Directors immediately upon his ceasing to serve as Chief Executive Officer of the Company (with it being understood that the Board of Directors may, in its sole discretion, elect to nominate John Paul Roehm to serve as his successor to the extent permissible under the By-Laws of the Company then in effect).

          (f)    The Company agrees with the Sponsors that, (i) during his Initial Term, for so long as the Sponsors or any Sponsor Affiliated Transferee, directly or indirectly beneficially owns any Common Stock, and (ii) thereafter, for so long as the Sponsors have the right to designate any Sponsor Designees pursuant to this Section 5, Mohsin Y. Meghji shall be the Chairman of the Board of Directors; provided that Mohsin Y. Meghji shall cease to be the Chairman of the Board of Directors immediately after the period described in the foregoing clause (i) or (ii), as applicable (with it being understood that the Board of Directors may, in its sole discretion, elect to nominate Mohsin Y. Meghji to serve as his successor to the extent permissible under the By-Laws of the Company then in effect).

          (g)   The Company agrees with the Sponsors and the Company agrees with the GFI Representative that, in the event (i) the number of directors on the Board of Directors is increased (which increase shall be subject to Section 3.1(c) and/or Section 3.2(c)) or (ii) the Selling Stockholders' or Sponsors' and the Sponsor Affiliated Transferees', as applicable, aggregate direct or indirect beneficial ownership of Common Stock is increased after the date hereof, the number of directors the GFI Representative or Sponsors, as applicable, is entitled to designate pursuant to Section 5.2(a) or Section 5.2(b), as applicable shall be increased (but not decreased) proportionally so that the percentage of directors the GFI Representative or Sponsors, as applicable, is entitled to designate is proportional to the direct or indirect beneficial ownership of the GFI Representative and the Seller Affiliated Transferees or the Sponsor and Sponsor Affiliated Transferees, as applicable (for such purposes, rounding up to the next whole director); provided that, in no event, will either the GFI Representative or the Sponsors be entitled to nominate a majority of the Board of Directors unless the GFI Representative's (including the Seller Affiliated Transferees) or the Sponsors' (including the Sponsor Affiliated Transferees), as applicable, direct and indirect beneficial ownership constitutes a majority of the outstanding Voting Securities. Any additional nominees to which such persons are entitled under this Section 5.2(g) shall qualify as independent directors pursuant to SEC Guidance and the rules of the applicable stock exchange to the extent necessary for the Company to comply with such rules and regulations.

          (h)   Without limiting the generality of the foregoing, the Company agrees with the Sponsors and the Company agrees with the GFI Representative and the Selling Stockholders to include the Designees in the slate of nominees recommended by the Board of Directors and to use its reasonable best efforts to cause the election of each such Designee to the Board of Directors, including nominating each such Designee to be elected as a director, recommending such Designee's election and soliciting proxies or consents in favor thereof, in each case subject to applicable law.

A-A-12

          (i)    Notwithstanding anything to the contrary in this ARTICLE V, (i) for so long as the Seller Minimum Condition is satisfied, each Sponsor Designee shall require the approval of the GFI Representative (which approval shall not be unreasonably withheld, conditioned or delayed), unless such nominee is an investment professional and a bona fide officer or employee of one of the Sponsors or their respective managing members, general partners or management companies, and (ii) for so long as the Sponsor Minimum Condition is satisfied, each GFI Designee shall require the approval of the Sponsors (which approval shall not be unreasonably withheld, conditioned or delayed), unless such nominee is an investment professional and an officer or employee of Oaktree Capital Management, L.P.

          (j)    In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal of any director who was a GFI Designee or Sponsor Designee, the Company agrees to take at any time and from time to time all actions necessary to cause the vacancy created thereby to be filled as promptly as practicable by a new GFI Designee or Sponsor Designee, as applicable (with respect to the applicable Initial Term only, regardless of the GFI Representative's or Sponsors' beneficial ownership of the Company Common Stock at the time of such vacancy).

          (k)   Unless waived by a majority of the Board of Directors excluding the GFI Designees (in the case of removal of a GFI Designee) or the Sponsor Designees (in the case of removal of a Sponsor Designee), as applicable, if the number of directors entitled to be designated as GFI Designees or Sponsor Designees, as applicable, pursuant to Section 5.2(a) and/or Section 5.2(b), as applicable, decreases, the Stockholders shall take reasonable actions to cause a sufficient number of GFI Designees or Sponsor Designees, as applicable, to resign from the Board of Directors as promptly as possible, such that the number of GFI Designees or Sponsor Designees, as applicable, after such resignation(s) equals the number of directors the GFI Representative or the Sponsors, as applicable, would have been entitled to designate pursuant to Section 5.2(a) and/or Section 5.2(b), as applicable. Any vacancies created by such resignation may remain vacant until the next annual meeting of stockholders or filled by a majority vote of the remaining Board of Directors in accordance with the Certificate of Incorporation. Notwithstanding the foregoing, such GFI Designee(s) or Sponsor Designee(s), as applicable, need not resign from the Board of Directors at or prior to the end of such director's term if such director(s) is a member of the Initial Board and has not yet completed such director(s) Initial Term.

        Section 5.3    Committees.

          (a)   The Company agrees with the GFI Representative that it shall take all reasonable actions to cause to be appointed to any committee of the Board of Directors, unless waived by the GFI Representative, at least one GFI Designee (if any), to the extent such director is permitted to serve on such committees under SEC Guidance and the rules of any applicable stock exchange and for so long as the Seller Higher Condition is satisfied; and

          (b)   The Company agrees with the Sponsors that it shall take all reasonable actions to cause to be appointed to any committee of the Board of Directors, unless waived by the Sponsors, at least one Sponsor Designee (if any), to the extent such director is permitted to serve on such committees under SEC Guidance and the rules of any applicable stock exchange, until such time as the Earnout Shares (as defined in the Founder Shares Amendment Agreement) have fully vested or expired without vesting, in each case pursuant to the Founder Shares Amendment Agreement, whichever is earlier.

          (c)   It is understood by the parties hereto that the GFI Representative and the Sponsors shall not have any obligation to appoint a GFI Designee or Sponsor Designee, as applicable, to any committee of the Board of Directors and any failure to exercise such right in this section in a prior period shall not constitute any waiver of such right in a subsequent period.

A-A-13

          (d)   The Company agrees with the GFI Representative and the Company agrees with the Sponsors that during the period from the date hereof until December 31, 2019, the Company shall establish and maintain an investment committee of the Board (the "Investment Committee"), the approval of which shall be required for the Company or its Subsidiaries to purchase, rent, license exchange or otherwise acquire any assets (including securities). The Investment Committee shall consist of three Directors, including (so long as such designees are entitled to serve on the Board) two Sponsor Designees and one GFI Designee.

        Section 5.4    Subsidiaries.    The Company shall cause its Subsidiaries not to take any action that, if taken by the Company, would require the approval of the Board of Directors unless such action by such Subsidiary has been approved by the Board of Directors in accordance with the terms of this Agreement as would be applied to the Company.

ARTICLE VI

INDEMNIFICATION

        Section 6.1    Right to Indemnification.    The Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, the GFI Representative, each Stockholder, their respective Affiliates (other than the Company and its Subsidiaries) and direct and indirect partners (including partners of partners and stockholders and members of partners), members, stockholders, managers, directors, officers, employees and agents and each Person who controls any of them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the "Covered Persons") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) sustained or suffered by any such Covered Person based upon, relating to, arising out of, or by reason of any third party or governmental claims relating to such Covered Person's status as a stockholder or controlling person of the Company (including any and all losses, claims, damages or liabilities under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, which relate directly or indirectly to the registration, purchase, sale or ownership of any equity securities of the Company or to any fiduciary obligation owed with respect thereto), including in connection with any third party or governmental action or claim relating to any action taken or omitted to be taken or alleged to have been taken or omitted to have been taken by any Covered Person as a stockholder or controlling person, including claims alleging so-called control person liability or securities law liability (any such claim, a "Claim").

        Section 6.2    Prepayment of Expenses.    To the extent not prohibited by applicable law, the Company shall pay the expenses (including reasonable attorneys' fees) incurred by a Covered Person in defending any Claim in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of such Claim shall be made only upon receipt of an undertaking by such Covered Person to repay all amounts advanced if it should be ultimately determined that such Covered Person is not entitled to be indemnified under this ARTICLE VI or otherwise.

        Section 6.3    Claims.    If a claim for indemnification or advancement of expenses under this ARTICLE VI is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Company, such Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Company shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

        Section 6.4    Nonexclusivity of Rights.    The rights conferred on any Covered Person by this ARTICLE VI shall not be exclusive of any other rights that such Covered Person may have or hereafter

A-A-14

acquire under any statute, provision of the Certificate of Incorporation or By-Laws or any agreement, vote of stockholders or disinterested directors or otherwise.

        Section 6.5    Other Sources.    Subject to Section 6.6, the Company's obligation, if any, to indemnify or to advance expenses to any Covered Person shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from any other Person.

        Section 6.6    Indemnitor of First Resort.    The Company hereby acknowledges that the Covered Persons may have certain rights to advancement and/or indemnification by the Selling Stockholders or their Affiliates or the Sponsors or their Affiliates, as applicable (in each case, other than the Company and collectively, the "Other Indemnitors"). In all events, (i) the Company hereby agrees that it is the indemnitor of first resort (i.e., its obligation to a Covered Person to provide advancement and/or indemnification to such Covered Person are primary and any obligation of the Other Indemnitors (including any Affiliate thereof other than the Company) to provide advancement or indemnification hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter), or any obligation of any insurer of the Other Indemnitors to provide insurance coverage, for the same expenses, liabilities, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, liabilities, judgments, penalties, fines and amounts paid in settlement) incurred by such Covered Person are secondary and (ii) if any Other Indemnitor (or any Affiliate thereof, other than the Company) pays or causes to be paid, for any reason, any amounts otherwise indemnifiable hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter) with such Covered Person, then (x) such Other Indemnitor (or such Affiliate, as the case may be) shall be fully subrogated to all rights of such Covered Person with respect to such payment and (y) the Company shall fully indemnify, reimburse and hold harmless such Other Indemnitor (or such other Affiliate, as the case may be) for all such payments actually made by such Other Indemnitor (or such other Affiliate, as the case may be).

ARTICLE VII

TERMINATION

        Section 7.1    Term.    The terms of this Agreement shall terminate, and be of no further force and effect, upon notice to the Company and the other parties hereto:

          (a)   other than with respect to Section 5.1(c), with respect to all of the Sponsors and Sponsor Affiliated Transferees, (i) upon the consent of the Sponsors; or (ii) at such time as (A) the Sponsors cease to have any rights pursuant to Section 3 hereof, (B) the Sponsors cease to have the right to designate any Sponsor Designees pursuant to Section 5 hereof and (C) no Sponsor Designee remains on the Board of Directors;

          (b)   other than with respect to Section 5.1(c), with respect to all of the Selling Stockholders and the GFI Representative, (i) upon the consent of the GFI Representative; or (ii) at such time as (A) the GFI Representative ceases to have any rights pursuant to Section 3 hereof, (B) the GFI Representative ceases to have the right to designate any GFI Designees pursuant to Section 5 hereof and (C) no GFI Designee remains on the Board of Directors;

          (c)   with respect to each Selling Stockholder, (i) if such Selling Stockholder has Transferred all (but not less than all) of its Common Stock or has ceased to be a Seller Affiliated Transferee or (ii) upon termination pursuant to clause (b) above;

          (d)   with respect to each Sponsor Affiliated Transferee,(i) if such Sponsor Affiliated Transferee has Transferred all (but not less than all) of its Common Stock or has ceased to be a Sponsor Affiliated Transferee or (ii) upon termination pursuant to clause (a) above;

A-A-15

          (e)   with respect to Section 5.1(c), (i) with respect to any party, with consent by each of the Company, the Sponsors and the GFI Representative, (ii) with respect to the GFI Representative, so long as the Sponsors, are entitled to designate at least one Designee or any of their respective Initial Designees are serving their Initial Terms or (iii) with respect to the Sponsors, so long as the GFI Representative is entitled to designate at least one Designee or any of their respective Initial Designees are serving their Initial Terms; and

          (f)    upon the consummation of a Sale Transaction.

        Section 7.2    Survival.    If this Agreement is terminated pursuant to Section 7.1, with respect to the applicable parties only, this Agreement shall become void and of no further force and effect with respect to such parties, except for: (i) the provisions set forth in this Section 7.2, ARTICLE VI, and ARTICLE IX and (ii) the rights of the Stockholders with respect to the breach of any provision hereof by the Company prior to such termination, which shall, in each case of clauses (i) and (ii), survive the termination of this Agreement.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

        Section 8.1    Representations and Warranties of Stockholders.    Each Stockholder individually represents and warrants to the Company that (a) such Stockholder is duly authorized to execute, deliver and perform this Agreement; (b) this Agreement has been duly executed by such Stockholder and is a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms; and (c) the execution, delivery and performance by such Stockholder of this Agreement does not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both would constitute) a default under any agreement to which such Stockholder is a party or, if such Stockholder is an entity, the organizational documents of such Stockholder.

        Section 8.2    Representations and Warranties of the Company.    The Company represents and warrants to each of the Stockholders that (a) the Company is duly authorized to execute, deliver and perform this Agreement; (b) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; and (c) the execution, delivery and performance by the Company of this Agreement does not violate or conflict with or result in a breach by the Company of or constitute (or with notice or lapse of time or both would constitute) a default by the Company under the Certificate of Incorporation or By-Laws, any existing applicable law, rule, regulation, judgment, order, or decree of any Governmental Entity exercising any statutory or regulatory authority of any of the foregoing, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or Affiliates or any of their respective properties or assets, or any agreement or instrument to which the Company or any of its Subsidiaries or Affiliates is a party or by which the Company or any of its Subsidiaries or Affiliates or any of their respective properties or assets may be bound.

ARTICLE IX

MISCELLANEOUS

        Section 9.1    Entire Agreement.    This Agreement, together with documents contemplated hereby, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersede any and all prior or contemporaneous agreements or understandings between the parties hereto pertaining to the subject matter hereof.

        Section 9.2    Further Assurances.    Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and

A-A-16

to take such other actions as may be required by law or reasonably necessary to effectively carry out the intent and purposes of this Agreement.

        Section 9.3    Notices.    Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, (b) sent by facsimile, overnight mail or registered or certified mail, return receipt requested, postage prepaid, or (c) sent by e-mail, with electronic or written confirmation of receipt, in each case addressed as follows:

            (i)  if to the Company, the Sponsors or any Sponsor Affiliated Transferee, to:

        c/o M III Partners
        3 Columbus Circle
        New York, New York 10019
        Attention: Mohsin Y. Meghji
        Facsimile: (212) 531-4532
        Email: mmeghji@miiipartners.com

      with a copy to:

        Kirkland & Ellis LLP
        300 North LaSalle
        Chicago, Illinois 60654
        Attention: Richard J. Campbell, P.C.
                           Carol Anne Huff
        Facsimile: (312) 862-2200
        Email: richard.campbell@kirkland.com
                     chuff@kirkland.com

                     - and -

        M III Partners, LP
        3 Columbus Circle
        New York, New York 10019
        Attention: Charles Garner
        Facsimile: (212) 531-4532
        Email: cgarner@miiipartners.com

                     - and -

        in the case of the Company, to the GFI Representative in the manner set forth in clause (ii) below.

           (ii)  if to the GFI Representative, to:

        GFI Energy Group of Oaktree Capital Management, L.P.
        11611 San Vicente Boulevard, Suite 710
        Los Angeles, CA 90049
        Attention: Ian Schapiro
                           Peter Jonna
        Facsimile: (310) 442-0540
        Email: ischapiro@oaktreecapital.com
                     pjonna@oaktreecapital.com

A-A-17

      with a copy to:

        Paul, Weiss, Rifkind, Wharton & Garrison LLP
        1285 Avenue of the Americas
        New York, New York 10019-6064
        Attention: Kenneth M. Schneider
                           Ellen N. Ching
        Facsimile: (212) 757-3990
        Email: kschneider@paulweiss.com
                     eching@paulweiss.com

          (iii)  if to any Selling Stockholder, to:

        the address and facsimile number of such Selling Stockholder set forth in the records of the Company.

      with a copy to:

        Paul, Weiss, Rifkind, Wharton & Garrison LLP
        1285 Avenue of the Americas
        New York, New York 10019-6064
        Attention: Kenneth M. Schneider
                           Ellen N. Ching
        Facsimile: (212) 757-3990
        Email: kschneider@paulweiss.com
                     eching@paulweiss.com

        Any such notice shall be deemed to be delivered, given and received for all purposes as of: (A) the date so delivered, if delivered personally, (B) upon receipt, if sent by facsimile or e-mail, or (C) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

        Section 9.4    Governing Law.    ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, AND SPECIFICALLY THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

        Section 9.5    Consent to Jurisdiction.    ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT (INCLUDING AGAINST ANY DIRECTOR OR OFFICER OF THE COMPANY) SHALL BE BROUGHT SOLELY IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE AND EACH PARTY HERETO HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURT FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH IN THE BOOKS AND RECORDS OF THE COMPANY. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN

A-A-18

ANY SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        Section 9.6    Equitable Remedies.    The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Court of Chancery of the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

        Section 9.7    Construction.    This Agreement shall be construed as if all parties hereto prepared this Agreement.

        Section 9.8    Counterparts.    This Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same agreement.

        Section 9.9    Third Party Beneficiaries.    Except as set forth in ARTICLE VI nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties hereto (or their respective legal representatives, successors, heirs and distributees) any legal or equitable right, remedy or claim under or in respect of any agreement or provision contained herein, it being the intention of the parties hereto that this Agreement is for the sole and exclusive benefit of such parties (or such legal representatives, successors, heirs and distributees) and for the benefit of no other Person.

        Section 9.10    Binding Effect.    Except as otherwise provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors of the parties hereto. The rights of the GFI Representative and Sponsors hereunder are not assignable. Each Sponsor Affiliated Transferee and each Seller Affiliated Transferee shall be subject to all of the terms of this Agreement, and by taking and holding such shares such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement. Notwithstanding the foregoing, no successor or assignee of the Company shall have any rights granted under this Agreement until such Person shall acknowledge its rights and obligations hereunder by a signed written statement of such Person's acceptance of such rights and obligations.

        Section 9.11    Severability.    In the event that any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Agreement as a whole.

        Section 9.12    Reporting.    Each of the Selling Stockholders, the GFI Representative, the Sponsors and the Sponsor Affiliated Transferees acknowledge and agree that nothing in this Agreement shall be deemed to create a group between (i) the GFI Representative and Selling Stockholders, on the one hand, and (ii) the Sponsors and Sponsor Affiliated Transferees, on the other hand, and that the parties hereto shall not take a reporting position that is inconsistent with the foregoing without the prior consent of the Sponsors and the GFI Representative.

A-A-19

        Section 9.13    Adjustments Upon Change of Capitalization.    In the event of any change in the outstanding Common Stock, by reason of dividends, splits, reverse splits, spin-offs, split-ups, recapitalizations, combinations, exchanges of shares and the like, the term "Common Stock" shall refer to and include the securities received or resulting therefrom, but only to the extent such securities are received in exchange for or in respect of Common Stock.

        Section 9.14    Amendments; Waivers.

          (a)   No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, the Sponsors and the GFI Representative, or in the case of a waiver, by (i) the Company if such waiver is to be effective against the Company, (ii) the Sponsors if such waiver is to be effective against the Sponsors, or (iii) the GFI Representative if such waiver is to be effective against the GFI Representative or the Selling Stockholders; provided, that any amendment or waiver that affects the rights or obligations of any Stockholder hereunder in a manner disproportionately adverse to such Stockholder as compared to the other Stockholders shall require the written consent of such Stockholder.

          (b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        Section 9.15    Actions in Other Capacities.    Nothing in this Agreement shall limit, restrict or otherwise affect any actions taken by any Stockholder in its capacity as a stockholder, partner or member of the Company or any of its Subsidiaries or Affiliates.

A-A-20

        IN WITNESS WHEREOF, the parties have caused this Investor Rights Agreement to be duly executed and delivered, all as of the date first set forth above.

COMPANY:
INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. (f/k/a M III ACQUISITION CORP.)
By:
Name:
Title:

SPONSORS:
M III SPONSOR I LLC
By:
Name:
Title:

M III SPONSOR I LP
By:
Name:
Title:

A-A-21

GFI REPRESENTATIVE:
OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.
By: Oaktree Fund GP, LLC
Its: General Partner
By: Oaktree Fund GP I, L.P.
Its: Managing Member
By:
Name:
	Title:	Authorized Signatory
By:
Name:
	Title:	Authorized Signatory

SELLER:
INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC
By:
Name:
Title:

A-A-22

Schedule A

1.
Administrative Services Agreement, dated July 8, 2016, by and between the Company and M-III Partners, LLC.

2.
Registration Rights Agreement, dated as of July 7, 2016, by and among the Company, the Sponsors, Cantor Fitzgerald & Co., and the undersigned parties listed on the signature page thereto. This agreement shall be amended and restated in the manner set forth in the Agreement.

3.
Investment Management Trust Agreement, dated as of July 7, 2016, by and between the Company and Continental Stock Transfer & Trust Company. This agreement shall be terminated as of the date hereof.

4.
Amended and Restated Unit Subscription Agreement, dated July 7, 2016, by and between the Company and Cantor Fitzgerald & Co.

5.
Warrant Agreement, dated as of July 7, 2016, by and between the Company and Continental Stock Transfer & Trust Company.

6.
Letter Agreement (i.e., Insider Letter), dated July 7, 2016, by and among the Company, Cantor Fitzgerald & Co., the Sponsors, Mohsin Y. Meghji, Suleman E. Lunat, Brian Griffith, Andrew L. Farkas, Osbert Hood and Philip Marber.

7.
Indemnity Agreements, dated July 7, 2016, made by the Company in favor of each of Andrew L. Farkas, Osbert M. Hood, Philip Marber, Brian Griffith and Mohsin Y. Meghji.

8.
Underwriting Agreement, dated July 7, 2016, by and between the Company, Cantor Fitzgerald & Co. and other underwriters listed on Schedule A thereto.

9.
Letter Agreement, dated as of May 2, 2016, by and between the Company and M-III Partners, LLC pursuant to which M-III Partners, LLC agrees to provide the Company with a "first look" right on investment opportunities. By its terms, this Letter Agreement terminates as of the date hereof.

A-A-23

 Schedule B

1.
Master Transaction Agreement dated October 20, 2017 between White Construction Inc., Clinton RE Holdings (Delaware), LLC, Clinton RE Holdings (Cayman), LLC, Infrastructure and Energy Alternatives, LLC and IEA Energy Services LLC.

2.
Lease Agreement between White Construction, Inc. and Clinton RE Holdings (Delaware), LLC, dated as of October 20, 2017.

3.
General Indemnity Agreement among Arch Insurance Company, Arch Reinsurance Company, Infrastructure and Energy Alternatives, LLC, IEA Energy Services, LLC, White Construction, Inc., and H.B. White Canada Corp. dated September 26, 2013, as amended by that certain Amendment to Agreement of Indemnity among Arch Insurance Company, Arch Reinsurance Company, Oaktree Power Opportunities Fund III, L.P., and Oaktree Power Opportunities Fund III (Parallel), L.P. dated February 22, 2016.

4.
General Indemnity Agreement among Arch Insurance Company, Arch Reinsurance Company, Infrastructure and Energy Alternatives, LLC, IEA Energy Services, LLC, IEA Renewable Energy, Inc., IEA Management Services, Inc., and IEA Equipment Management, Inc. dated September 26, 2013, as amended by that certain Amendment to Agreement of Indemnity among Arch Insurance Company, Arch Reinsurance Company, Oaktree Power Opportunities Fund III, L.P., and Oaktree Power Opportunities Fund III (Parallel), L.P. dated February 22, 2016.

5.
Construction Services Agreement dated November 1, 2015 between IEA Renewable Energy, Inc. and Shermco Industries and any orders or transaction entered into thereunder.

6.
Orders and any transactions entered into by the Company or Subsidiaries with Shoals Technologies Group.

7.
Orders and any transactions entered into by the Company or Subsidiaries with Array Technologies, Inc.

8.
Construction Services Agreement dated August 6, 2014 between IEA Renewable Energy, Inc. and World Wind Services, LLC. and any orders or transactions entered into thereunder.

9.
Parent Company Guaranty dated June 25, 2014 between Sun Edison Canadian Construction LP and Infrastructure and Energy Alternatives, LLC and IEA Energy Services, LLC (Bruining).

10.
Contractor Parent Guaranty dated May 13, 2013 between SunEdison Canadian Construction LP and Infrastructure and Energy Alternatives, LLC and Infrastructure and Energy Services, LLC (Alfred).

11.
Contractor Company Guarantee dated November 27, 2013 between Northland Power Solar Burks Falls West L.P. and White Construction, Inc.

12.
Contractor Parent Guaranty dated June 24, 2016 between Cimarron Bend Wind Project I, LLC and Infrastructure and Energy, Alternatives, LLC.

13.
Contractor Parent Guaranty dated June 24, 2016 between Cimarron Bend Wind Project II, LLC and Infrastructure and Energy Alternatives, LLC.

14.
Guarantee dated March 31, 2014 between Canadian Solar Solutions Inc. and White Construction, Inc. (CityLights).

15.
Company Guarantee dated April 11, 2014 between Northland Power Solar Abitibi L.P., Northland Power Solar Empire L.P., Northland Power Solar Martin's Meadows L.P. and Northland Power Solare Long Lake L.P. and White Construction, Inc. (Cochrane).

A-A-24

16.
Contractors Parent Guaranty dated February 29, 2016 between Deerfield Wind Energy, LLC and Infrastructure and Energy Alternatives, LLC.

17.
Guarantee dated December 16, 2013 between Canadian Solar Solutions Inc. and White Construction, Inc. (Discovery Light).

18.
Contractor Parent Guaranty dated March 18, 2016 between Drift Sand Wind Project, LLC and Infrastructure and Energy Alternatives, LLC.

19.
Parent Company Guaranty dated March 19, 2015 between Fair Wind Power Partners, LLC and Infrastructure and Energy Alternatives, LLC.

20.
Acknowledgement and Consent Agreement (White Parent Indemnity) dated August 6, 2014 between Saturn Solar 2 LP, The Great West Life Assurance Company and Industrial Alliance Insurance and Financial Services, Inc. and Corpfinance International Limited and H.B. White Canada Corp. (David Brown).

21.
Guarantee dated March 4, 2014 between Canadian Solar Inc. and H.B. White Canada Corporation (Fotolight).

22.
Guarantee dated September 5, 2013 between Canadian Solar Solutions, Inc. and White Construction, Inc. (Goodlight).

23.
Subcontractor Parent Guaranty between Infrastructure and Energy Alternatives, LLC and Canadian Solar Solutions, Inc. dated June 20, 2014.

24.
Parent Company Guaranty dated May 14, 2014 between SunEdison Canadian Construction LP and IEA Energy Services, LLC and Infrastructure and Energy Alternatives, LLC (Lindsay).

25.
Guarantee dated June 28, 2013 between Canadian Solar Solutions Inc. and White Construction Inc. (Little Creek).

26.
Guarantee dated June 24, 2014 between Canadian Solar Inc. and H.B. White Canada Corporation (Lunar Light).

27.
Parent Company Guaranty dated June 30, 2014 between SunEdison Canadian Construction LP and IEA Energy Services, LLC and Infrastructure and Energy Alternatives, LLC (Marsh Hill).

28.
Company Guarantee dated January 22, 2013 between McLean's Mountain Wind Limited Partnership and White Construction, Inc.

29.
Guarantee dated January 8, 2014 between Canadian Solar Inc. and H.B. White Canada Corporation (Oro 4th).

30.
Contractor Parent Guaranty dated April 11, 2013 between Osage Wind, LLC and IEA Energy Services, LLC.

31.
Contractor Parent Guaranty dated February 17, 2014 between Pockwock Wind Limited Partnership and White Construction, Inc.

32.
Guarantee dated September 30, 2014 between Canadian Solar Inc. and H.B. White Canada Corporation (Raylight) .

33.
Contractor Parent Guaranty dated February 23, 2017 between EDF-RE US Development LLC and Infrastructure and Energy Alternatives, LLC (Red Pine).

34.
Contractor Parent Guaranty dated November 14, 2012 -between Sandringham Solar Energy Partnership and Infrastructure and Energy Services, LLC 27. Parent Company Guaranty dated June 6, 2014 between Sun Edison Canadian Construction LP and Infrastructure and Energy Alternatives, LLC and IEA Energy Services, LLC (Solar Spirit).

A-A-25

35.
Parent Company Guaranty dated [            ] between Sun Edison Canadian Construction LP and Infrastructure and Energy Alternatives, LLC and IEA Energy Services, LLC (South Branch).

36.
Guarantee dated December 13, 2013 between Canadian Solar Solutions Inc. and White Construction, Inc. (Sparkle Light).

37.
Contractor Parent Guaranty dated April 26, 2017 between Thunder Ranch Wind Project, LLC and Infrastructure and Energy Alternatives, LLC.

38.
Contractors Parent Guaranty dated February 17, 2014 between Truro Heights Wind Limited Partnership and White Construction, Inc.

39.
Contractors Parent Guaranty dated February 17, 2014 between Truro-Millbrook Wind Limited Partnership and White Construction, Inc.

40.
Parent Company Guaranty dated May 13, 2013 between Sun Edison Canadian Construction LP and Infrastructure and Energy Alternatives, LLC and IEA Energy Services, LLC (Unity).

41.
Parent Company Guaranty dated October 31, 2013 between Sun Edison Canadian Construction LP and Infrastructure and Energy Alternatives, LLC and IEA Energy Services, LLC (Welland).

42.
Guarantee dated October 24, 2013 between Canadian Solar, Inc. and H.B. White Canada Corporation (Westbrook).

43.
Contractors Parent Guaranty dated February 17, 2014 between Whynotts Wind Limited Partnership and White Construction, Inc.

44.
Guarantee dated September 17, 2012 between Woodville Solar Energy Partnership and Infrastructure and Energy Services, LLC (Woodville).

A-A-26

Exhibit B

[Replaced by Exhibit B to Amendment No. 1]

A-B-1

Exhibit C

        [See Exhibit C to Amendment No. 1]

A-C-1

Exhibit D

Buyer A&R By-laws

AMENDED AND RESTATED BY LAWS
OF
INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. (THE "CORPORATION")

ARTICLE I

OFFICES

        Section 1.1.    Registered Office.    The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation's registered agent in Delaware.

        Section 1.2.    Additional Offices.    The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the "Board") may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS MEETINGS

        Section 2.1.    Annual Meetings.    The annual meeting of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

        Section 2.2.    Special Meetings.    Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by (i) the Chairman of the Board or the Chief Executive Officer, (ii) the Board pursuant to a resolution adopted by a majority of the Board, (iii) a Sponsor Designee (as defined in the Investor Rights Agreement (the "Investor Rights Agreement"), dated [            ], entered into by and among the Corporation, M III Sponsor I LLC, M III Sponsor I LP, and any other Sponsor Affiliated Transferees (as defined in the Investor Rights Agreement) thereunder who become party thereto and by and among the Corporation and each of Infrastructure and Energy Alternatives, LLC, any other Seller Affiliated Transferees (as defined in the Investor Rights Agreement) thereunder who become party thereto and Oaktree Power Opportunities Fund III Delaware, L.P., in its capacity as the representative of the Selling Stockholders (as defined in the Investor Rights Agreement)) so long as the Sponsor Minimum Condition (as defined in the Investor Rights Agreement) is satisfied or (iv) a GFI Designee (as defined in the Investor Rights Agreement) so long as the Seller Minimum Condition (as defined in the Investor Rights Agreement) is satisfied. Special meetings of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the Corporation's notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).

        Section 2.3.    Notices.    Notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, shall be given in the manner

A-D-1

permitted by Section 9.3 to each stockholder entitled to vote thereat by the Corporation not less than 10 nor more than 60 days before the date of the meeting. If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation's notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any special meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

        Section 2.4.    Quorum.    Except as otherwise provided by applicable law, the Corporation's Certificate of Incorporation, as the same may be amended or restated from time to time (the "Certificate of Incorporation") or these By Laws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

        Section 2.5.    Voting of Shares.

          (a)    Voting Lists.    The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting and showing the address and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

A-D-2

          (b)    Manner of Voting.    At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

          (c)    Proxies.    Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.

              (i)  A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

             (ii)  A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

          (d)    Required Vote.    Subject to the rights of the holders of one or more series of preferred stock of the Corporation ("Preferred Stock"), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these By Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

          (e)    Inspectors of Election.    The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the

A-D-3

  meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

        Section 2.6.    Adjournments.    Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 2.7.    Advance Notice for Business.

          (a)    Annual Meetings of Stockholders.    No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation's notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

              (i)  In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii) , a stockholder's notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first

A-D-4

    made by the Corporation. The public announcement of an adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described in this Section 2.7(a).

             (ii)  To be in proper written form, a stockholder's notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these By Laws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

            (iii)  The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder's intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

            (iv)  In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

          (b)    Special Meetings of Stockholders.    Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at

A-D-5

  a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting only pursuant to Section 3.2.

          (c)    Public Announcement.    For purposes of these By Laws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

        Section 2.8.    Conduct of Meetings.    The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these By Laws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

        Section 2.9.    Consents in Lieu of Meeting.    Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

ARTICLE III

DIRECTORS

        Section 3.1.    Powers.    The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By Laws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.

        Section 3.2.    Advance Notice for Nomination of Directors.

          (a)   Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the

A-D-6

  Investor Rights Agreement or provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation's notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

          (b)   In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder's notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting or special meeting commence a new time period for the giving of a stockholder's notice as described in this Section 3.2.

          (c)   Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder's notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

          (d)   To be in proper written form, a stockholder's notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the

A-D-7

  nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

          (e)   If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

          (f)    In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

        Section 3.3.    Compensation.    Unless otherwise restricted by the Certificate of Incorporation or these By Laws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

ARTICLE IV

BOARD MEETINGS

        Section 4.1.    Annual Meetings.    The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

        Section 4.2.    Regular Meetings.    Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places as shall from time to time be determined by the Board.

        Section 4.3.    Special Meetings.    Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each

A-D-8

director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these By Laws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

        Section 4.4.    Quorum; Required Vote.    A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these By Laws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

        Section 4.5.    Consent In Lieu of Meeting.    Unless otherwise restricted by the Certificate of Incorporation or these By Laws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 4.6.    Organization.    The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V

COMMITTEES OF DIRECTORS

        Section 5.1.    Establishment.    Subject to the procedures set forth in Section 5.3 of the Investor Rights Agreement relating to the establishment of committees, the Board may by resolution passed by a majority of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. Subject to the Investor Rights Agreement, the Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

        Section 5.2.    Available Powers.    Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of

A-D-9

the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

        Section 5.3.    Alternate Members.    The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

        Section 5.4.    Procedures.    Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these By Laws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these By Laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these By Laws.

ARTICLE VI

OFFICERS

        Section 6.1.    Officers.    The officers of the Corporation elected by the Board shall be a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary and such other officers (including without limitation, Vice Presidents, Assistant Secretaries and a Treasurer) as, subject to the Investor Rights Agreement, the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these By Laws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.

          (a)    Chairman of the Board.    The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person.

          (b)    Chief Executive Officer.    The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible

A-D-10

  for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person.

          (c)    President.    The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.

          (d)    Vice Presidents.    In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

          (e)    Secretary.

              (i)  The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

             (ii)  The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

          (f)    Assistant Secretaries.    The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

          (g)    Chief Financial Officer.    The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer's hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

          (h)    Treasurer.    The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.

A-D-11

        Section 6.2.    Term of Office; Removal; Vacancies.    The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Subject to the Investor Rights Agreement, any officer may be removed, with or without cause, at any time by the Board. Subject to the Investor Rights Agreement, any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Subject to the Investor Rights Agreement, any vacancy occurring in any elected office of the Corporation may be filled by the Board. Subject to the Investor Rights Agreement, any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

        Section 6.3.    Other Officers.    Subject to the Investor Rights Agreement, the Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

        Section 6.4.    Multiple Officeholders; Stockholder and Director Officers.    Any number of offices may be held by the same person unless the Certificate of Incorporation or these By Laws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

ARTICLE VII

SHARES

        Section 7.1.    Certificated and Uncertificated Shares.    The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board.

        Section 7.2.    Multiple Classes of Stock.    If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

        Section 7.3.    Signatures.    Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, Chief Executive Officer, the President or a Vice President and (b) the Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

A-D-12

        Section 7.4.    Consideration and Payment for Shares.

          (a)   Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities.

          (b)   Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

        Section 7.5.    Lost, Destroyed or Wrongfully Taken Certificates.

          (a)   If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

          (b)   If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

        Section 7.6.    Transfer of Stock.

          (a)   If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

              (i)  in the case of certificated shares, the certificate representing such shares has been surrendered;

             (ii)  (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

            (iii)  the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

A-D-13

            (iv)  the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

             (v)  such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

          (b)   Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

        Section 7.7.    Registered Stockholders.    Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

        Section 7.8.    Effect of the Corporation's Restriction on Transfer.

          (a)   A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

          (b)   A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares prior to or within a reasonable time after the issuance or transfer of such shares.

        Section 7.9.    Regulations.    The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

A-D-14

 ARTICLE VIII

INDEMNIFICATION

        Section 8.1.    Right to Indemnification.    To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person (hereinafter an "Indemnitee")who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

        Section 8.2.    Right to Advancement of Expenses.    In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys' fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law ("DGCL") requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation's receipt of an undertaking (hereinafter an "undertaking"), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.

        Section 8.3.    Right of Indemnitee to Bring Suit.    If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation

A-D-15

(including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

        Section 8.4.    Non-Exclusivity of Rights.    The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these By Laws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

        Section 8.5.    Insurance.    The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

        Section 8.6.    Indemnitor of First Resort.    In all events, the Corporation hereby agrees that (i) its obligation to an Indemnitee to provide advancement and/or indemnification to such Indemnitee is primary, (ii) any obligation of the Investor Holder (as defined in the Certificate of Incorporation) or Sponsor Holder (as defined in the Certificate of Corporation) to provide advancement or indemnification hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter), or any obligation of an insurer of the Investor Holder (as defined in the Certificate of Corporation) or Sponsor Holder (as defined in the Certificate of Corporation) to provide insurance coverage, for the same expenses, liabilities, judgements, penalties, fines and amount paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, liabilities, judgements, penalties, fines and amounts paid in settlement) incurred by such Indemnitee are secondary and subsequent to the foregoing obligations of the Corporation and (iii) if the Investor Holder (as defined in the Certificate of Corporation) or Sponsor Holder (as defined in the Certificate of Corporation) pays or causes to be paid, for any reason, any amounts otherwise indemnifiable, hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter) with such Indemnitee, then (x) the Investor Holder (as defined in the Certificate of Corporation) or Sponsor Holder (as defined in the Certificate of Corporation) (as the case may be), shall be fully subrogated to all rights of such Indemnitee with respect to such payment and (y) the Corporation shall fully indemnify, reimburse and hold harmless the Investor Holder (as defined in the Certificate of Corporation) or Sponsor Holder (as defined in the Certificate of Corporation) (as the case may be), for all such payments actually made by the Investor Holder (as defined in the Certificate of Corporation) or Sponsor Holder (as defined in the Certificate of Corporation) (as the case may be).

        Section 8.7.    Indemnification of Other Persons.    This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

A-D-16

        Section 8.8.    Amendments.    Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these By Laws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.

        Section 8.9.    Certain Definitions.    For purposes of this Article VIII, (a) references to "other enterprise" shall include any employee benefit plan; (b) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to "serving at the request of the Corporation" shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" for purposes of Section 145 of the DGCL.

        Section 8.10.    Contract Rights.    The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.

        Section 8.11.    Severability.    If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of thisArticle VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX

MISCELLANEOUS

        Section 9.1.    Place of Meetings.    If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these By Laws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

        Section 9.2.    Fixing Record Dates.

          (a)   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting

A-D-17

  is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

          (b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

        Section 9.3.    Means of Giving Notice.

          (a)    Notice to Directors.    Whenever under applicable law, the Certificate of Incorporation or these By Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

          (b)    Notice to Stockholders.    Whenever under applicable law, the Certificate of Incorporation or these By Laws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder's consent to receiving notice by means of electronic communication by giving written notice of such revocation to the

A-D-18

  Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation's transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

          (c)    Electronic Transmission.    "Electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

          (d)    Notice to Stockholders Sharing Same Address.    Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these By Laws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder's consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

          (e)    Exceptions to Notice Requirements.    Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these By Laws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these By Laws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder's address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder's then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

A-D-19

        Section 9.4.    Waiver of Notice.    Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these By Laws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

        Section 9.5.    Meeting Attendance via Remote Communication Equipment.

          (a)    Stockholder Meetings.    If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

              (i)  participate in a meeting of stockholders; and

             (ii)  be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

          (b)    Board Meetings.    Unless otherwise restricted by applicable law, the Certificate of Incorporation or these By Laws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

        Section 9.6.    Dividends.    The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation's capital stock) on the Corporation's outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

        Section 9.7.    Reserves.    The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

        Section 9.8.    Contracts and Negotiable Instruments.    Except as otherwise provided by applicable law, the Certificate of Incorporation or these By Laws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any

A-D-20

contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person's supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

        Section 9.9.    Fiscal Year.    The fiscal year of the Corporation shall be fixed by the Board.

        Section 9.10.    Seal.    The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

        Section 9.11.    Books and Records.    The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

        Section 9.12.    Resignation.    Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time specified therein, or at the time of receipt of such notice if no time is specified or the specified time is earlier than the time of such receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 9.13.    Surety Bonds.    Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

        Section 9.14.    Securities of Other Corporations.    Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President or any Vice President. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

        Section 9.15.    Amendments.    The Board shall have the power to adopt, amend, alter or repeal the By Laws. the affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By Laws. Subject to the Investor Rights Agreement, the By Laws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the By Laws. Notwithstanding the foregoing, the affirmative vote of the holders of at least two-thirds of the voting power of all outstanding shares of capital stock of the Corporation

A-D-21

entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal Section 2.5(d) and this Section 9.15 of the By Laws, provided, however, that so long as the Investor Rights Agreement, is in effect with respect to M III Sponsor I LLC and M III I LP, any adoption, amendment, alteration or repeal of Section 2.5(d) or this Section 9.15 of the By Laws shall require the affirmative vote of the holders of 80% of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

A-D-22

Exhibit E

Form of Founder Shares Amendment

FOUNDER SHARES AMENDMENT AGREEMENT

                    , 2017

M III Acquisition Corp.
3 Columbus Circle, 15th Floor
New York, NY 10019

Infrastructure and Energy Alternatives, LLC
c/o GFI Energy Group of Oaktree Capital Management, L.P.
1611 San Vicente Boulevard, Suite 710
Los Angeles, CA 90049

  Re: Agreement Relating to Founder Shares

Ladies and Gentlemen:

        Reference is made to (i) that certain agreement and plan of merger (as amended, supplemented or otherwise modified from time to time, the "Merger Agreement"), dated as of the date hereof, by and among M III Acquisition Corp., a Delaware corporation ("Buyer"), Wind Merger Sub I, a Delaware corporation and a wholly owned subsidiary of Buyer, Wind Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Buyer, IEA Energy Services LLP (the "Company"), Infrastructure and Energy Alternatives, LLC (the "Seller"), the seller representative party thereto, and for the limited purposes set forth therein, the Sponsor (as defined below) and (ii) that certain letter agreement (the "Insider Letter"), dated July 7, 2016, between Buyer and Cantor Fitzgerald & Co. and each of M III Sponsor I LLC, a Delaware limited liability company ("M III LLC"), and M III Sponsor I LP, a Delaware limited partnership ("M III LP" and together with M III LLC, "Sponsor"), Mohsin Y. Meghji, Suleman E. Lunat, Brian Griffith, Andrew L. Farkas, Osbert Hood, and Philip Marber with respect to certain matters, including with respect to the persons listed on Exhibit A hereto, the transfer of shares of common stock of the Buyer ("Common Stock") held of record by each of them (as further described on Exhibit A hereto, the "Founder Shares"). This letter agreement (this "Agreement") represents the "Founder Shares Amendment" contemplated by the Merger Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

        In order to induce the Buyer and Seller to enter into the Merger Agreement and to proceed with the Merger and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each holder of Founder Shares, hereby agrees, for the benefit of the Buyer and Seller, as follows:

          1.     Each holder of Founder Shares party hereto agrees that, notwithstanding anything to the contrary contained in the Insider Letter, the number of Founder Shares set forth on Exhibit A with respect to such holder (as to each such holder, its "Earnout Shares") shall be subject to vesting as follows:

            (a)   50% of such holder's Earnout Shares will irrevocably vest on the first day upon which the closing sale price of the Common Stock on the Nasdaq has equaled or exceeded $12.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading day period in a consecutive thirty (30) day trading period;

            (b)   50% of such holder's Earnout Shares will irrevocably vest on the first day upon which the closing sale price of the Common Stock on the Nasdaq has equaled or exceeded

A-E-1

    $14.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading day period in a consecutive thirty (30) day trading period; and

            (c)   On or prior to the tenth anniversary of the date of this Agreement, all of such holder's then-unvested Earnout Shares will immediately and irrevocably vest upon the occurrence of any of the following events that results in all of Buyer's stockholders having the right to exchange their shares of Common Stock for consideration in cash, securities or other property which equals or exceeds $10.00 per share (as adjusted for stock splits, dividends, reorganizations, recapitalizations and the like):

      (i)
      a Change of Control (as defined below) shall occur; or

      (ii)
      Buyer shall engage in a "going private" transaction pursuant to Rule 13e-3 under the Exchange Act or otherwise cease to be subject to reporting obligations under Sections 13 or 15(d) of the Exchange Act.

          2.     For purposes of Section 1 of this Agreement, the term "Change of Control" means the occurrence of any of the following events after the date hereof:

            (a)   there is consummated, in accordance with Buyer's certificate of incorporation and applicable law, the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of Buyer's assets (determined on a consolidated basis) to any Person or "group" (as such term is used in Section 13(d)(3) of the Exchange Act, or any successor provisions thereto);

            (b)   any Person or any group of Persons acting together which would constitute a "group" for purposes of Section 13(d)(3) of the Exchange Act, or any successor provisions thereto, is or becomes the beneficial owner, directly or indirectly, of securities of Buyer representing more than fifty percent (50%) of the combined voting power of Buyer's then outstanding Common Stock;

            (c)   there is consummated a merger or consolidation of Buyer with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the Board of Directors of Buyer immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the Person surviving the merger or, if the surviving Person is a Subsidiary, the ultimate Buyer thereof, or (y) the Common Stock immediately prior to such merger or consolidation do not continue to represent or are not converted into more than fifty percent (50%) of the combined voting power of then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving Person is a Subsidiary, the ultimate parent thereof; or

            (d)   the stockholders of Buyer and the Board of Directors of Buyer approve a plan of liquidation or dissolution of Buyer;

  provided, that no Change of Control shall be deemed to have occurred pursuant to the foregoing clauses (a) through (d), if all of the Common Stock held by Buyer's stockholders prior to the Change of Control remains outstanding and the Common Stock continues to be listed on a national securities exchange.

          3.     Each holder of Earnout Shares hereby irrevocably and unconditionally agrees that, prior to the vesting thereof, such holder shall not Transfer (as defined below) all or any portion of such holder's Earnout Shares, other than to a permitted transferees described in subclauses (a) through (d) of Section 7(c) of the Insider Letter who enters into a written agreement for the benefit of the parties to this Agreement pursuant to which such permitted transferee agrees to be bound by the provisions of this Agreement.

A-E-2

          4.     "Transfer" shall mean any direct or indirect offer, sale, assignment, Encumbrance, disposition, loan or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, Encumbrance, disposition, loan or other transfer (by operation of Law or otherwise), of any Earnout Shares or interest in any Earnout Shares.

          5.     If the Earnout Shares have not vested on or prior to the ten-year anniversary of the date of the Merger Agreement, the Earnout Shares shall be forfeited to Buyer without consideration and with no further action required of any Person. Upon any such forfeiture, such Earnout Shares shall transfer to Buyer for cancellation and in exchange for no consideration.

          6.     Prior to the vesting of any Earnout Shares hereunder, the holder of such Earnout Shares shall nevertheless retain the right to vote such Earnout Shares.

          7.     Until all Earnout Shares have vested or been forfeited hereunder, an amount equal to any dividends or distributions that would have been payable to the holders of Earnout Shares if the Earnout Shares had vested prior to the record date for such dividends or distributions shall be withheld by the Buyer for the benefit of the holders of the Earnout Shares (the "Withheld Amount"). If any securities of the Buyer or any other Person are included in the Withheld Amount, then any dividends or distributions in respect of or in exchange for any of such securities in the Withheld Amount, whether by way of stock splits or otherwise, shall be delivered to the Buyer and included in the "Withheld Amount", and will be released to the Buyer or the holders of the Earnout Shares, as applicable, upon the release of the corresponding securities. If and when the Earnout Shares vest in accordance with Section 1, the Buyer shall release to the holders of the Earnout Shares, the aggregate amount of the Withheld Amount attributable to the Earnout Shares that have vested and, if applicable, shall continue to withhold any remaining Withheld Amount that is attributable to the Earnout Shares that have not yet vested until such Earnout Shares vest, in which case such remaining Withheld Amount shall be released to the holders of Earnout Shares. If all or any portion of the Earnout Shares are forfeited to the Buyer in accordance with Section 5, then the portion of the Withheld Amount attributable to the portion of the Earnout Shares that have been forfeited to the Buyer, as applicable, shall be forfeited to Buyer without consideration and with no further action required of any person.

          8.     This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

          9.     No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of each of the other parties hereto. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on each of the parties hereto and their respective successors and assigns.

          10.   This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without regard to the conflict of laws principles thereof. The parties hereto (a) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction, then in the applicable Delaware state court), or if under applicable Law exclusive jurisdiction of such action is vested in the federal courts, then the United States District Court for the District of Delaware, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive,

A-E-3

  and (b) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

          11.   The parties agree that irreparable damage would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other parties have an adequate remedy at Law or an award of specific performance is not an appropriate remedy for any reason at Law or equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

          12.   Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by electronic mail (with recipient receipt acknowledgment), express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile transmission to Buyer and Seller at the addresses specified in the Merger Agreement and to the holders of Founder Shares at the addresses set forth on Exhibit A.

          13.   This Agreement shall immediately terminate, without any further action by the parties hereto, at such time, if any, that the Merger Agreement is terminated in accordance with its terms.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

A-E-4

        Please indicate your agreement to the foregoing by signing in the space provided below.

M III SPONSOR I LLC
By: M III ACQUISITION PARTNERS I LLC, its managing member
By:
	Name:	Mohsin Y. Meghji
	Title:	Managing Member
M III SPONSOR I LP
By: M III ACQUISITION PARTNERS I CORP., its general partner
By:
	Name:	Mohsin Y. Meghji
	Title:	Managing Member
By:
Osbert Hood
By:
Philip Marber

A-E-5

M III ACQUISITION CORP.
By:
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC
By:
Name:
Title:

A-E-6

EXHIBIT A

Name and Address for Notices	Founder Shares	Earnout Shares
M III Sponsor I LLC	3,487,475	1,743,737
M III Sponsor I LP	222,525	111,262
Osbert Hood	20,000	10,000
Philip Marber	20,000	10,000
Total	3,750,000	1,874,999

A-E-7

Exhibit F

Balance Sheet Rules

1.
Closing Working Capital shall be computed without giving effect to the transactions contemplated by this Agreement.

2.
The calculation of Closing Working Capital for all purposes of this Agreement shall exclude discontinued operations related current assets and liabilities, deferred tax current assets and current liabilities, restructuring accruals, long-term portion of deferred compensation that may be within current liabilities, and legal and professional fee retainers or accruals.

A-F-1

Exhibit G

Current Assets and Current Liabilities

        Closing Working Capital shall only include those line items set forth in the schedule below. Amounts exclude current assets and liabilities related to discontinued operations.

Current Assets

Accounts receivable (including Retainage), net
Costs and estimated earnings in excess of billings on contracts in process
Prepaids and other current assets (excluding legal and professional retainers and deferred income taxes)

Current Liabilities

Accounts payable
Billings in excess of costs and estimated earnings on contracts in process
Accrued wages and payroll taxes
Accrued workers' compensation

        Other accrued liabilities (excluding restructuring accruals, long-term portion of deferred compensation that may be within current liabilities legal and professional fee accruals, income taxes payable, and current portion of long-term debt)

A-G-1

Exhibit H

[On file with the Company.]

A-H-1

Exhibit I

Buyer A&R Registration Rights Term Sheet

Registration Rights Term Sheet

        This term sheet summarizes the material terms of the registration rights agreement contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

Holders	Persons receiving common stock or convertible preferred stock in the Merger and Sponsor and other pre-IPO investors party to the existing registration rights agreement (and any investor in Sponsor receiving common stock or Warrants from Sponsor) (the "Holders") will have registration rights with respect to their Registrable Securities (as defined below).
Registrable Securities
"Registrable Securities" will include (i) all Common Shares (including upon conversion of the Preferred Shares or the exercise of the Warrants); (iii) the Warrants; and (iii) and all other securities issued in respect of such Common Shares or Warrants or into which such Common Shares or Warrants are later converted or reclassified, in each case of clauses (i)-(iii), beneficially owned by Holders, whether now owned or hereafter acquired; provided, however, that any such Registrable Securities shall cease to be Registrable Securities to the extent (A) a registration statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such registration statement, (B) such Registrable Securities have been disposed of by the relevant Holder to a party that is not a Holder in accordance with Rule 144 (including, for the avoidance of doubt, Rule 144(i)) or Rule 145 of the Securities Act (or any successor rule) or (C) such securities may be sold pursuant to Rule 144 (including, for the avoidance of doubt, Rule 144(i)) (or any similar provisions in force) without regard to volume or manner of sale limitations and represent beneficial ownership of less than 1.0% of the outstanding Common Stock on an Aggregate Basis.

A-I-1

"Aggregate Basis" means, as to any calculation, such calculation made, aggregating the beneficial ownership of the holders that are Affiliates of each other (it being understood that the parties to the Investor Rights Agreement shall not be deemed to be Affiliates of one another solely due to their being parties to the Investor Rights Agreement). "Affiliate" for purposes of this definition shall have the meaning set forth in Rule 144(a)(1) and shall include holders otherwise required to be aggregated pursuant to Rule 144.
Demand Registrations
The Holders shall have customary demand registration rights with respect to their Registrable Securities at any time the Shelf Registration Statement (as defined below) is not available for the sale of such Holders' Registrable Securities.

From and after the Closing Date, from time to time, at any time the Shelf Registration Statement is not available for the sale of such Holders' Registrable Securities, any Holder may request registration (each, a "Demand Registration") under the Securities Act of any or all of such Holder's Registrable Securities (including on a delayed or continuous basis pursuant to Rule 415, as permitted by SEC Guidance). Upon receiving such request, the Company shall use its commercially reasonable efforts to effect registration of such Registrable Securities under the Securities Act under a registration statement on such form as may be permitted under SEC Guidance (which shall be on Form S-3 or Form S-3ASR, to the extent permitted by SEC Guidance) and to keep such registration statement effective for so long as is necessary to permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition stated in such demand.

A-I-2

Oaktree (and its permitted transferees and affiliates) (the "Oaktree Parties") will be entitled to initiate up to six Demand Registrations. The Sponsors will be entitled to initiate up to three Demand Registrations. In each case, (a) the gross proceeds of the offering subject to such Demand Registration (determined in good faith by the relevant Holders and their managing underwriters or counterparties) must be at least $15 million (except in the case of registration of all of the remaining Registrable Securities of either the Sponsors or the Oaktree Parties, as the case may be) and (b) the Company will not be required to effect more than one Demand Registration in any consecutive 90-day period.

In an underwritten offering (including an underwritten "block trade") registered pursuant to a Demand Registration, to the extent there are underwriter cutbacks, the underwritten offering shall include: (1) first, any Registrable Securities that are requested to be included by the Holders (on a pro rata basis based on the requesting Holders' beneficial ownership of Registrable Securities), (2) second, any other securities that are requested to be included pursuant to the exercise of piggyback rights by persons with the right to participate therein and (3) third, any securities that are requested to be included in such underwritten offering by the Company for its own account.

For purposes of cutbacks within clause (1), calculation of the beneficial ownership of Registrable Securities shall not include any unvested Earnout Shares (as defined in the Founder Share Amendment Agreement) and, for the avoidance of doubt, shall not include any Common Shares underlying the Preferred Stock prior to the date such Preferred Stock is convertible in accordance with the Company's Certificate of Incorporation).
Shelf Registrations	The Holders shall have customary shelf registration rights with respect to their Registrable Securities.

A-I-3

Upon the Company becoming eligible, in accordance with SEC Guidance, for use of Form S-3 under the Securities Act for secondary offerings ("S-3 Eligible"), the Company shall use reasonable best efforts to file and make effective as soon as practicable a shelf registration statement on Form S-3, covering the resale of all of the Registrable Securities and shall use reasonable best efforts to keep such registration statement effective until there are no remaining Registrable Securities (the "Shelf Registration Statement," including any registration statement filed in replacement thereof).

To the extent the Company becomes a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a "WKSI") and is eligible, in accordance with SEC Guidance to file an automatic shelf registration statement, it shall file an automatic shelf registration statement on Form S-3ASR covering the resale of all Registrable Securities; provided that if the Shelf Registration Statement is already effective, such filing shall be made only at the request of the holders of at least 25% of the Registrable Securities included therein.

Each Holder may request unlimited shelf take-downs from any shelf registration statement (subject to a minimum for any underwritten shelf take-down of $15 million of gross proceeds). Holders may not include Registrable Securities in a shelf take-down by any other Holder unless it an underwritten offering.

In an underwritten offering of Registrable Securities beneficially owned by a Holder that is a shelf take-down (including an underwritten "block trade") registered pursuant to a Shelf Registration, to the extent there are underwriter cutbacks, the underwritten offering shall include: (1) first, Registrable Securities of Holders that have requested to be included in such shelf take-down on a pro rata basis on the basis of the requesting Holders' beneficial ownership of the Common Shares and (2) second, any securities that are registered on the applicable shelf registration statement and are requested to be included in such shelf take-down by the Company.

A-I-4

For purposes of cutbacks within clause (1) calculation of the beneficial ownership of Registrable Securities shall not include any unvested Earnout Shares (as defined in the Founder Share Amendment Agreement) and, for the avoidance of doubt, shall not include any Common Shares underlying the Preferred Stock prior to the date such Preferred Stock is convertible in accordance with the Company's Certificate of Incorporation).
Plan of Distribution
The "Plan of Distribution" for any registration statement filed in respect of a Demand Registration or Shelf Registration shall permit (in addition to firm-commitment underwritten public offerings), any other lawful means of disposing of the Registrable Securities, including agented transactions, sales directly into the market, purchases or sales by brokers, derivative transactions, short sales, stock loan or stock pledge transactions and sales not involving a public offering (each, an "Alternative Transaction").
Piggyback Registrations
Each Holder will have customary "piggyback" rights ("Piggyback Registration Rights") for all Registrable Securities in respect of underwritten offerings by the Company from an existing shelf registration statement or registrations of Common Shares by the Company (including Demand Registrations and Shelf Registrations) other than registrations on Form S-8 or S-4.

If a piggyback registration is with respect to an underwritten public offering (other than an underwritten public offering registered under a Demand Registration), to the extent there are underwriter cutbacks, the underwritten offering shall include: (1) first, any securities proposed to be included for the account of the Company, (2) second, any Registrable Securities proposed to be included by any Holder on a pro rata basis on the basis of the requesting Holders' beneficial ownership of the Common Shares, and (3) third, any securities proposed to be registered for the account of any other persons with such priorities among them as the Company shall determine.

A-I-5

For purposes of cutbacks within any group, calculation of the beneficial ownership of Registrable Securities shall not include any unvested Earnout Shares (as defined in the Founder Share Amendment Agreement) and, for the avoidance of doubt, shall not include any Common Shares underlying the Preferred Stock prior to the date such Preferred Stock is convertible in accordance with the Company's Certificate of Incorporation).
Suspension Periods
The registration rights granted under the RRA shall be subject to customary suspension provisions. Suspension periods shall be determined in good faith by the Buyer's board of directors, not to exceed two periods of not more than an aggregate of 90 days in any rolling twelve-month period.
Lock-Ups
Holders beneficially owning Registrable Securities representing beneficial ownership of 1% or more of the outstanding Common Shares and the Company (and its executive officers and directors) shall be subject to customary provisions requiring them to enter into lock-up agreements with the underwriter(s) in respect of underwritten offerings (including underwritten "block trades"), not to exceed 90 days following the pricing date of any such underwritten offering.
Indemnification	The RRA will contain customary indemnification provisions for the benefit of the Holders, underwriters and the Company.
Expenses
Customary expenses (inclusive of reasonable legal fees) of each Holder for any registration or underwritten public offering of the Registrable Securities pursuant to a registration statement filed pursuant to the terms of RRA will be borne by the Company whether or not such registration, offering or other transaction is completed. Such expenses shall not include underwriting discounts or fees.

A-I-6

Cooperation	Buyer shall be subject to customary cooperation provisions with respect to registration or offering of the Registrable Securities pursuant to a registration statement filed pursuant to the terms of RRA. Such cooperation provisions shall include customary road show and due diligence cooperation provisions and customary requirements to enter into underwriting agreements and provide customary assistance with respect to certificates, legal opinions and comfort letters.
Transferees
The Holders shall be permitted to transfer their registration rights in connection with a transfer of Registrable Securities to the extent the securities so transferred would continue to constitute Registrable Securities following such transfer.
Public Listing	Following the listing of the Common Shares on NASDAQ, Buyer will use commercially reasonable efforts to maintain such listing until each Holder has sold all of its Registrable Securities.
Customary Provisions
The term "customary," as used in this Term Sheet shall mean "customary for registration rights agreements entered into by equity sponsors in connection with an initial public offering of a portfolio company;" provided that, with respect to such customary provisions, except as provided in this Term Sheet with respect to rights granted specifically to Oaktree or the Sponsors, all holders of Registrable Securities shall be treated equally with respect to rights granted thereunder. Provisions not otherwise specified in this Term Sheet shall be customary in the reasonable determination of Seller and Buyer.
Governing Law	New York.

A-I-7

Annex B

AMENDMENT NO. 1

        AMENDMENT NO. 1 (this "Amendment"), dated as of November [13], 2017, to the Agreement and Plan of Merger, dated as of November 3, 2017 (as amended, restated or otherwise modified from time to time, the "Agreement"), by and among IEA Energy Services LLC, a Delaware limited liability company, M III Acquisition Corp., a Delaware corporation (the "Buyer"), Wind Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Buyer, Wind Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Buyer, Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company (the "Seller"), Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, solely in its capacity as the representative of the Seller, and, solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP, a Delaware limited partnership. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

WITNESSETH:

        WHEREAS, pursuant to and in accordance with Section 12.2 of the Agreement, the parties wish to amend the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

        Section 1.    Amendment of Section 7.4(a) of the Agreement.    Section 7.4(a) of the Agreement is hereby amended by deleting the words "within ten (10) Business Days following the date hereof" and replacing them with the following: "by the earlier of (x) fifteen (15) Business Days following the date on which the Buyer files with the SEC the Proxy Statement in preliminary form and (y) December 29, 2017".

        Section 2.    Amendment of Exhibit B (Form of Buyer A&R Charter).    Exhibit B to the Agreement is hereby amended and replaced in its entirety by the Exhibit B attached hereto.

        Section 3.    Amendment of Exhibit C (Certificate of Designations).    Exhibit C to the Agreement is hereby amended and replaced in its entirety by the Exhibit C attached hereto.

        Section 4.    No Other Change.    Except as expressly modified by this Amendment, nothing contained herein is intended to or shall be deemed to limit, restrict, modify, alter, amend or otherwise change in any manner the rights and obligations of the parties under the Agreement.

        Section 5.    Miscellaneous.    The "Miscellaneous" provisions set forth in Article 12 of the Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein; provided, however, that for purposes of Section 12.3, and for all other purposes, each reference to the Agreement shall refer to the Agreement as amended by this Amendment.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

IEA ENERGY SERVICES LLC
By:	/s/ DAVID E. BOSTWICK
	Name:	David E. Bostwick
	Title:	Secretary
INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC
By:	/s/ DAVID E. BOSTWICK
	Name:	David E. Bostwick
	Title:	Secretary
OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.
By:	Oaktree Fund GP, LLC
Its:	General Partner
By:	Oaktree Fund GP I, L.P.
Its:	Managing Member
By:	/s/ IAN SCHAPIRO
	Name:	Ian Schapiro
	Title:	Authorized Signatory
By:	/s/ IAN SCHAPIRO
	Name:	Ian Schapiro
	Title:	Authorized Signatory
M III ACQUISITION CORP.
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer

[Signature Page to Amendment 1 to Agreement and Plan of Merger]

WIND MERGER SUB I, INC.
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
WIND MERGER SUB II, LLC
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
M III SPONSOR I LLC,
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Managing Member
M III SPONSOR I LP
By:	M III Acquisition Partners I Corp., the general partner
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer

[Signature Page to Amendment 1 to Agreement and Plan of Merger]

EXHIBIT B

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

                        ,

        Infrastructure and Energy Alternatives, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY AS FOLLOWS:

          1.     The name of the Corporation is "Infrastructure and Energy Alternatives, Inc.". The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 4, 2015 in the name of "M III Acquisition Corp.". The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 6, 2016 (the "Amended and Restated Certificate").

          2.     This Second Amended and Restated Certificate of Incorporation (the "Second Amended and Restated Certificate") was duly adopted by the Board of Directors of the Corporation (the "Board") and the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL").

          3.     This Second Amended and Restated Certificate amends and restates the provisions of the Amended and Restated Certificate. Certain capitalized terms used in this Second Amended and Restated Certificate are defined where appropriate herein.

          4.     The text of the Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

        The name of the corporation is Infrastructure and Energy Alternatives, Inc. (the "Corporation").

ARTICLE II
PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III
REGISTERED AGENT

        The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808, New Castle County, and the name of the Corporation's registered agent at such address is Corporation Service Company.

ARTICLE IV
CAPITALIZATION

        Section 4.1    Authorized Capital Stock.    The total number of shares of all classes of capital stock which the Corporation is authorized to issue is [101,000,000] shares, consisting of [100,000,000] shares

B-B-1

of common stock, par value $0.0001 per share (the "Common Stock"), and 1,000,000 shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

        Section 4.2    Preferred Stock.    The Preferred Stock may be issued from time to time in one or more series. Subject to the rights of the holders of any outstanding series of Preferred Stock, the Board is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a "Preferred Stock Designation") filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

        Section 4.3    Common Stock.

          (a)   The Board is hereby expressly authorized to provide for the issuance of shares of Common Stock from time to time. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

          (b)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation) at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation).

          (c)   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

          (d)   Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock and any other provisions of this Second Amended and Restated Certificate, as it may be amended from time to time, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by such holders.

        Section 4.4    Rights and Options.    The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation's capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is hereby expressly authorized to provide for the issuance of such rights, warrants and options and to establish from time to time the

B-B-2

number of such rights, warrants and options to be issued and to fix the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

ARTICLE V
BOARD OF DIRECTORS

        Section 5.1    Board Powers.    The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws ("Bylaws") of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Second Amended and Restated Certificate.

        Section 5.2    Number, Election and Term.

          (a)   The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

          (b)   Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The term of the initial Class I Directors shall expire at the annual meeting of the stockholders of the Corporation held in 2019, the term of the initial Class II Directors shall expire at the annual meeting of the stockholders of the Corporation held in 2020 and the term of the initial Class III Directors shall expire at the annual meeting of the stockholders of the Corporation held in 2021.(1) At each annual meeting of the stockholders of the Corporation, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

          (c)   Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

          (d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

        Section 5.3    Newly Created Directorships and Vacancies.    Subject to Section 5.5 hereof and the Investor Rights Agreement, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director's earlier death, resignation, retirement, disqualification or removal.

(1)
Note to Draft: This sentence will be adjusted in accordance with the Investor Rights Agreement if the 2018 Annual Meeting is not held at the time of the Special Meeting of Stockholders.

B-B-3

        Section 5.4    Removal.    Subject to Section 5.5 hereof and the Investor Rights Agreement, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        Section 5.5    Preferred Stock—Directors.    Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

        In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws, other than Sections 2.5(d) and Section 9.15, which may be amended, altered or repealed only as set forth in Section 9.15 of the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

        Section 7.1    Meetings.    Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only in the manner set forth in the Bylaws.

        Section 7.2    Advance Notice.    Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

        Section 7.3    Action by Written Consent.    Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

        Section 8.1    Limitation of Director Liability.    A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation

B-B-4

hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

        Section 8.2    Indemnification and Advancement of Expenses.

          (a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person (an "indemnitee") who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys' fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

          (b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

          (c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

          (d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

B-B-5

          (e)   In all events, the Corporation hereby agrees that (i) its obligation to an Indemnitee to provide advancement and/or indemnification to such Indemnitee is primary, (ii) any obligation of the Investor Holder (as defined below) or Sponsor Holder (as defined below) to provide advancement or indemnification hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter), or any obligation of an insurer of the Investor Holder or Sponsor Holder to provide insurance coverage, for the same expenses, liabilities, judgements, penalties, fines and amount paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such expenses, liabilities, judgements, penalties, fines and amounts paid in settlement) incurred by such Indemnitee are secondary and subsequent to the foregoing obligations of the Corporation and (iii) if the Investor Holder or Sponsor Holder pays or causes to be paid, for any reason, any amounts otherwise indemnifiable, hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter) with such Indemnitee, then (x) the Investor Holder or Sponsor Holder (as the case may be), shall be fully subrogated to all rights of such Indemnitee with respect to such payment and (y) the Corporation shall fully indemnify, reimburse and hold harmless the Investor Holder or Sponsor Holder (as the case may be), for all such payments actually made by the Investor Holder or Sponsor Holder (as the case may be).

ARTICLE IX
BUSINESS OPPORTUNITIES

        Section 9.1    Opt out of DGCL 203.    The Corporation elects pursuant to this Second Amended and Restated Certificate to no longer be governed by Section 203 of the DGCL and this Section 9.1 shall become effective twelve months following the date of this Second Amended and Restated Certificate in accordance with Section 203(c) of the DGCL, at which time the provisions of Section 9.2 hereof shall become effective.

        Section 9.2    Limitations on Business Combinations.    Twelve months following the date of this Second Amended and Restated Certificate this Section 9.2 shall become effective. Thereafter, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation's Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act (as defined below), with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:

          (a)   prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; or

          (b)   upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

          (c)   at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

B-B-6

        Section 9.3    Definitions.    For the purposes of this Article IX:

          (a)   "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

          (b)   "associate," when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

          (c)   "business combination," when used in reference to the Corporation and any interested stockholder, means:

              (i)  any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (1) with the interested stockholder, or (2) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 9.2 is not applicable to the surviving entity;

             (ii)  any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of any corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

            (iii)  any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (2) pursuant to a merger under Section 251(g) of the General Corporation Law; (3) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (4) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (5) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (1)-(5) of this subsection 0 shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

            (iv)  any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share

B-B-7

    adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

             (v)  any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections 0-0 above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

          (d)   "control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

          (e)   "interested stockholder" means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (1) the Sponsor Holder (as defined below), the Investor Holder (as defined below) or their respective transferees (other than in connection with a public offering) and designated by the Investor Holder or Sponsor Holder, as applicable, as being excluded as an interested shareholder or (2) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (2) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of "owner" below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          (f)    "owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

              (i)  beneficially owns such stock, directly or indirectly; or

             (ii)  has (1) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (2) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such

B-B-8

    stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten or more persons; or

            (iii)  has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (2) of subsection 0 above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

          (g)   "person" means any individual, corporation, partnership, unincorporated association or other entity.

          (h)   "stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

          (i)    "voting stock" means stock of any class or series entitled to vote generally in the election of directors.

ARTICLE X
CORPORATE OPPORTUNITY

        10.1    Scope.    The provisions of this Article X are set forth to define, to the extent permitted by applicable law, the duties of the Exempted Person (as defined below) to the Corporation with respect to certain classes or categories of business opportunities.

        10.2    Competition and Allocation of Corporate Opportunities.    The Exempted Persons shall not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to the Exempted Persons, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or has the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries.

        10.3    Certain Matters Deemed Not Corporate Opportunities.    In addition to and notwithstanding the foregoing provisions of this Article X, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation's business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

        10.4    Amendment of this Article.    No amendment or repeal of this Article X in accordance with Article XI shall apply to or have any effect on the liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware prior to such amendment or repeal. This Article X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate, the Bylaws or applicable law.

B-B-9

 ARTICLE XI
AMENDMENT OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

        Subject to the Investor Rights Agreement, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate or any Preferred Stock Designation, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI. Notwithstanding the foregoing and/or anything contained in this Second Amended and Restated Certificate to the contrary, Sections 5.2, 7.1 and 7.3 and Articles VI, VIII, IX, X and this Article XI may not be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least two-thirds of the voting power of the stock of the Corporation entitled to vote thereon, voting together as a single class.

ARTICLE XII
DEFINITIONS

        As used in this Second Amended and Restated Certificate, unless the context otherwise requires or a set forth in another Article or Section of this Second Amended and Restated Certificate, the term:

          (a)   "Affiliate" means, with respect to any Person, any other Person, directly or indirectly controlling, controlled by, or under common control with such person; provided that neither the Corporation nor any of its subsidiaries will be deemed an Affiliate of any stockholder of the Corporation or any of such stockholders' Affiliates.

          (b)   "Amended and Restated Certificate" is defined in the preamble.

          (c)   "Board" is defined in the preamble.

          (d)   "Bylaws" is defined in Article V.

          (e)   "Common Stock" is defined in Section 4.1.

          (f)    "Corporation" is defined in Article I.

          (g)   "DGCL" is defined in Article II.

          (h)   "Exempted Person" means the Investor Holder¸ the Sponsor Holder and all of their respective partners, principals, directors, officers, members, managers and/or employees, including of the foregoing who serve as officers or directors of the Corporation.

          (i)    "indemnitee" is defined in Section 8.2 (a).

          (j)    "Investor Rights Agreement" means the Investor Rights Agreement, dated as of [    ], by and among the Corporation, M III Acquisition Corp., M III Sponsor I LLC, M III Sponsor I LP, Infrastructure and Energy Alternatives LLC, as may be amended, restated, supplemented and/or otherwise modified, from time to time.

          (k)   "Investor Holder" means Oaktree Capital Management, L.P, Infrastructure and Energy Alternatives, LLC and each of their successors and Affiliates (including any investment funds or entities managed by Oaktree Capital Management, L.P and its Affiliates).

          (l)    "Person" means any individual, corporation, partnership, unincorporated association or other entity.

B-B-10

          (m)  "Preferred Stock" is defined in Section 4.1.

          (n)   "Preferred Stock Designation" is defined in Section 4.2.

          (o)   "proceeding" is defined in Section 8.2(a).

          (p)   "Second Amended and Restated Certificate" is defined in the preamble.

          (q)   "Sponsor Holder" means M III Sponsor I LLC, M III Sponsor I LP and each of their respective successors and Affiliates.

        IN WITNESS WHEREOF, Infrastructure and Energy Alternatives, Inc. (f/k/a M III Acquisition Corp.) has caused this Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.,
formerly M III ACQUISITION CORP.

By:
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer

B-B-11

EXHIBIT C

CERTIFICATE OF DESIGNATIONS

OF

[SERIES A](1) PREFERRED STOCK

OF

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

pursuant to Section 151 of the
General Corporation Law of the State of Delaware

        INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC., a Delaware corporation (the "Corporation"), hereby certifies that:

          1.     The Second Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at [100,000,000] shares of common stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share.

          2.     The Certificate of Incorporation expressly grants to the Board authority to provide for the issuance of the shares of preferred stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

          3.     Pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, by action duly taken on [                                    ], adopted resolutions (which resolutions have not been modified and are in full force and effect on the date hereof) (i) authorizing the issuance of up to [35,000] shares of the Corporation's preferred stock, (ii) approving the final form of the Certificate of Designations of Series A Preferred Stock, and (iii) fixing the designations, powers, preferences and rights of the shares of this Series A Preferred Stock and the qualifications, limitations or restrictions thereof as follows:

        Section 1.    Designation.    The designation of this series of preferred stock shall be "Series A Preferred Stock" (the "Series A Preferred Stock"). Series A Preferred Stock will rank (a) equally in right of payment with Parity Stock, if any, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, (b) senior in right of payment to Junior Stock, with respect to the payment of dividends and the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and (c) junior in right of payment to Senior Stock, if any, with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

        Section 2.    Number of Shares.    The number of authorized shares of Series A Preferred Stock shall be [35,000]. Such number of authorized shares may, from time to time, be increased (subject to Section 6) or decreased (but not below the number of shares of Series A Preferred Stock then outstanding) by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL") stating that

(1)
To revise throughout once designation is determined.

B-C-1

such increase or reduction has been so authorized. The Corporation shall have the authority to issue fractional shares of Series A Preferred Stock. The date on which the Corporation initially issues any share of Series A Preferred Stock shall be deemed to be the "date of issuance" for such share of Series A Preferred Stock, in each case regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series A Preferred Stock.

        Section 3.    Definitions.

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question.

        "Board" means the Corporation's Board of Directors.

        "Business Day" means any day except a Saturday, a Sunday or other day on which the U.S. Securities and Exchange Commission or banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

        "Bylaws" means the bylaws of the Corporation.

        "Capital Stock" means, without duplication, (i) the Common Stock, (ii) the Series A Preferred Stock, (iii) any other equity or equity-linked securities issued by the Corporation or its Subsidiaries, and (iv) any other shares of securities convertible into, or exchangeable or exercisable for, or options, warrants or other rights to acquire, directly or indirectly, any equity or equity-linked security issued by the Corporation or its Subsidiaries, whether at the time of issuance, upon the passage of time, or the occurrence of some future event.

        "Change of Control" has the meaning given to such term in the Merger Agreement (as defined below).

        "Closing Date" means the date of the closing of the issuance of Series A Preferred Stock pursuant to Section 2.2 of the Merger Agreement.

        "Common Stock" means the common stock of the Corporation, par value $0.0001 per share, or any other shares of the Capital Stock of the Corporation into which such shares of common stock shall be reclassified or changed.

        "Competitor" means (i) any Person that is an operating company that primarily engages in the engineering, procurement and construction sector for renewable energy generation or (ii) any controlled Affiliate of the foregoing.

        "control" means, with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

        "Conversion Agent" means [                                    ], acting in its capacity as conversion agent for the Series A Preferred Stock, and its successors and assigns.

        "Default Event" means any material breach by the Corporation of its obligations under this Certificate of Designations, other than a Non-Payment Event, which, if curable, is not cured on or prior to the 30th day after receipt of written notice from the Stockholders' Representative after such default.

        "Dividend Payment Date" means, to the extent that any shares of Series A Preferred Stock are then outstanding, each of March 31, June 30, September 30 and December 31 or, to the extent any of the foregoing is not a Business Day, the first Business Day following such date.

B-C-2

        "Dividend Rate" means (i) six percent (6%) per annum during the period from the Closing Date until the date (the "18 Month Anniversary Date") that is 18 months from the Closing Date and (ii) ten percent (10%) per annum during the period from and after the 18 Month Anniversary Date; provided that, from and after the occurrence of any Non-Payment Event or Default Event and until the cure, resolution or waiver of such Non-Payment Event or Default Event, as the case may be, the Dividend Rate shall be the Dividend Rate as otherwise determined pursuant to the foregoing clause (i) or (ii) plus 2% per annum.

        "GFI" means Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership.

        "Investor Rights Agreement" means that certain Investor Rights Agreement, dated as of [                        ], [                        ], by and among, Infrastructure and Energy Alternatives, Inc., M III Sponsor I LLC, M III Sponsor I LP, Infrastructure and Energy Alternatives, LLC and GFI.

        "Junior Stock" means the Common Stock and any other class or series of Capital Stock of the Corporation, other than Parity Stock, now existing or hereafter authorized not expressly ranking senior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

        "Liquidation Event" means (i) effecting any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, (ii) any voluntary or involuntary filing for bankruptcy, insolvency, receivership or any similar proceedings by or against the Corporation or any of its Subsidiaries that holds, directly or indirectly, all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis, (iii) a receiver or trustee is appointed for all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis, or (iv) the Corporation or any Subsidiary of the Corporation that owns all or substantially all of the assets of the Corporation and its Subsidiaries on a consolidated basis makes an assignment for the benefit of its creditors.

        "Merger Agreement" means that Agreement and Plan of Merger, dated as of November 3, 2017, by and among IEA Energy Services LLC, the Corporation, Wind Merger Sub I, Inc., Wind Merger Sub II, LLC, Infrastructure and Energy Alternatives, LLC, Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the seller, and M III Sponsor I LLC and M III Sponsor I LP, solely for the limited purposes set forth therein.

        "Net Cash Proceeds" means the excess of (a) the aggregate cash proceeds received by the Corporation and/or its Subsidiaries in connection with a Qualifying Equity Sale or Significant Disposition, as applicable, minus (b) the sum of (i) any out-of-pocket fees, commissions and expenses paid or payable by the Corporation and/or its Subsidiaries, (ii) any federal, state, local or other taxes paid or reasonably estimated to be payable by the Corporation, and (iii) any indebtedness which, by its terms, is required to be paid or prepaid by the Corporation or the applicable Subsidiary, and is paid or prepaid, in each case of the foregoing clauses (i) - (iii), in connection with such Qualifying Equity Sale or Significant Disposition (to the extent such amounts have not been deducted in calculating the cash proceeds received by the Corporation and/or its Subsidiaries in connection with such Significant Disposition), as applicable; provided that proceeds received by a non-wholly owned Subsidiary in connection with a Qualifying Equity Sale or Significant Disposition shall constitute "Net Cash Proceeds" only to the extent that such proceeds may be distributed up to the Corporation without breaching any agreements with, or fiduciary duties owing to (upon advice of independent counsel), such Subsidiary's minority shareholder(s) by which such Subsidiary is bound or any law to which such Subsidiary is subject.

        "Non-Payment Event" means failure of the Corporation to (i) make, on any Dividend Payment Date, any dividend payments the Corporation is obligated to make on such Dividend Payment Date

B-C-3

pursuant to Section 4(a) of this Certificate of Designations, or (ii) redeem any shares of Series A Preferred Stock as and when required in accordance with Section 7 of this Certificate of Designations, in either case which is not cured within five (5) days after written notice from the Stockholders' Representative after such default.

        "Parity Stock" means any class or series of Capital Stock of the Corporation hereafter authorized that expressly ranks equally with the Series A Preferred Stock with respect to the payment of dividends and in the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

        "Person" means any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, governmental authority, trust, or other entity.

        "Qualifying Equity Sale" means the sale by the Corporation or any of its Subsidiaries of any Capital Stock of the Corporation or such Subsidiary, including the sale of such Capital Stock upon the cash exercise of any warrants issued by the Corporation; provided that "Qualifying Equity Sale" shall not include (i) sales of any Common Stock of the Corporation or derivatives thereof (such as options) to management, consultants or directors of the Corporation or any of its Subsidiaries pursuant to a stock incentive plan approved by the Board, (ii) sales of Capital Stock to the extent the proceeds thereof are used to maintain the Corporation's solvency (as reasonably determined by the Board as of the date of issuance) or to avoid a default under any bona-fide credit agreement to which the Corporation or any of its Subsidiaries are subject (e.g., an equity cure) with any lender or (iii) issuances of Capital Stock of the Corporation to any Person as consideration for any bona-fide acquisition by the Corporation or any of its Subsidiaries approved by the Board (including any Board member nominated by GFI) and the primary purpose of which is not to obtain financing.

        "Senior Stock" means any class or series of Capital Stock of the Corporation hereafter authorized which expressly ranks senior to the Series A Preferred Stock and has preference or priority over the Series A Preferred Stock as to the payment of dividends or in the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

        "Significant Disposition" means any direct or indirect sale, lease, license, exchange, mortgage, transfer or other disposition, in a single transaction or series of related transactions, of any assets or businesses of the Corporation and/or its Subsidiaries outside the ordinary course of business for which the Company and/or its Subsidiaries receives consideration having a value in excess of $5,000,000.

        "Sponsors" means M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP, a Delaware limited partnership.

        "Stated Value" means, in respect of each share of Series A Preferred Stock, an amount equal to $[1,000] per share, as equitably adjusted for any stock dividend (including any dividend of securities convertible into or exchangeable for Series A Preferred Stock), stock split (including a reverse stock split), stock combination, reclassification or similar transaction with respect to the Series A Preferred Stock after the date of issuance of such share of Series A Preferred Stock.

        "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

        "Trading Day" shall mean a day during which trading in the Common Stock generally occurs on The Nasdaq Stock Market or, if the Common Stock is not listed on The Nasdaq Stock Market, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading. If the Common Stock is not so listed or traded, Trading Day means a Business Day.

B-C-4

        "VWAP" shall mean for any security as of any Trading Day, the per share volume-weighted average price for such security as displayed under the heading "Bloomberg VWAP" on Bloomberg page Ticker <                        > VWAP (or its equivalent successor if such page is not available) in respect of the period from 9:30:01 a.m. to 4:00:00 p.m., New York City time, on such Trading Day or, if no weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the VWAP cannot be calculated for a security on a particular date on any of the foregoing bases, the "VWAP" of such security on such date shall be the fair market value as mutually determined by the Company and holders of a majority of the issued and outstanding shares of Series A Preferred Stock. All such determinations are to be equitably adjusted for any stock dividend (including any dividend of securities convertible into or exchangeable for Series A Preferred Stock or Common Stock), stock split (including a reverse stock split), stock combination, reclassification or similar transaction during the applicable calculation period.

        Section 4.    Dividends.

          (a)    Payment.    Until the Dividend Cessation Date (as defined in Section 4(c) below), dividends on each share of Series A Preferred Stock shall accrue on a daily basis at the Dividend Rate on the Stated Value of such share of Series A Preferred Stock. Any dividends payable on the Series A Preferred Stock, including dividends payable for any partial dividend period, will be computed on the basis of a 360-day year consisting of twelve 30-day months. On each Dividend Payment Date, accrued and unpaid dividends from the prior Dividend Payment Date (or, in the case of the Dividend Payment Date first occurring after the issuance of such share, the period from such date of issuance) shall be paid in cash to the holders of Series A Preferred Stock.

          (b)    Distribution of Partial Dividend Payments.    For so long as any share of Series A Preferred Stock remains outstanding, if dividends are not declared and paid in full upon the shares of Series A Preferred Stock and any Parity Stock with the same dividend payment date or with a dividend payment date which arises during the dividend period ending on a Dividend Payment Date, all dividends declared upon shares of Series A Preferred Stock and any such Parity Stock will be declared on a proportional basis, with the effect that the amount of dividends declared per share will be declared and paid among them in the same ratio as the amount of all accrued but unpaid dividends as of the Dividend Payment Date for the applicable dividend period per share of Series A Preferred Stock is to the amount of all accrued and unpaid dividends as of the end of the applicable dividend period per share of any Parity Stock.

          (c)    Dividends After Redemption or Conversion.    Notwithstanding anything to the contrary in this Section 4, no share of Series A Preferred Stock shall accrue any dividends after the date on which (i) such share has been redeemed or purchased by the Corporation in accordance with the terms hereof, (ii) the Corporation has validly sought to redeem or purchase such share in accordance with Section 7 but has been unable to do so because of the failure of the holder thereof to return the certificate representing such share, so long as the Corporation has set aside funds for such redemption or payment in accordance with Section 7(f), or (iii) such share has been converted in accordance with Section 8 below; provided, that, in the case of the foregoing clauses (i), (ii) and (iii), all accrued and unpaid dividends as of such date shall be paid (or, in the case of clause (ii), set aside for payment in accordance with Section 7(f)) to the holder of such share on such date. For each share of Series A Preferred Stock, the date that is the earliest of the dates specified in clauses (i), (ii) and (iii) of this Section 4(c) is referred to herein as such share's "Dividend Cessation Date."

          (d)    Restrictions.    Until the Dividend Cessation Date of all shares of Series A Preferred Stock, neither the Corporation nor any of its Subsidiaries shall declare, pay or set aside any

B-C-5

  dividends on shares of any other class or series of Capital Stock of the Corporation or any of its Subsidiaries, other than (i) dividends payable on (A) Senior Stock, (B) Parity Stock in compliance, to the extent applicable, with the provisions of Section 4(b), and (C) Common Stock payable solely in the form of additional shares of Common Stock, and (ii) dividends or distributions by a Subsidiary. Until the Dividend Cessation Date of all Series A Preferred Stock, neither the Corporation nor any of its Subsidiaries shall redeem, purchase or otherwise acquire directly or indirectly any (x) Junior Stock, other than repurchases of Common Stock of departing directors and officers of the Corporation, (y) Parity Stock, other than in compliance, to the extent applicable, with the provisions of Section 7(d).

          (e)    Record Date.    The Board may fix a record date for the determination of holders of shares of the Series A Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days and no less than ten days prior to the date fixed for the payment thereof.

        Section 5.    Liquidation Event.

          (a)    Distributions.    Subject to the rights of the holders of any Senior Stock or Parity Stock in connection therewith, upon any Liquidation Event, each holder of Series A Preferred Stock shall be entitled to be paid, out of the assets of the Corporation legally available therefor, before any distribution or payment out of the assets of the Corporation may be made to or set aside for the holders of any Junior Stock in connection with such Liquidation Event, an amount per share of Series A Preferred Stock held by such holder equal to the sum of (i) the Stated Value plus (ii) all accrued and unpaid dividends, if any, with respect to such share calculated through the day prior to such payment. Other than as expressly set forth in the immediately foregoing sentence, upon receipt of the aggregate amount owed to such holder upon a Liquidation Event (as determined in accordance with the immediately foregoing sentence), no holder of Series A Preferred Stock, in its capacity as such, shall be entitled to any further payments upon the occurrence of any Liquidation Event. All shares of Series A Preferred Stock which have received the full amount to which they are entitled under this Certificate of Designations upon the occurrence of a Liquidation Event or for which the full amount to which they are entitled has been made available by the Corporation in accordance with Section 7(f) shall, automatically and without further action on the part of the Corporation or any holder thereof, be cancelled effective upon receipt or the making available by the Corporation of such amount in accordance with Section 7(f); provided that such cancellation shall not impair the right of a holder of such shares of Series A Preferred Stock to subsequently receive the amount that has been made available.

          (b)    Partial Distributions.    If, upon any such Liquidation Event, the assets of the Corporation to be distributed in respect of the Series A Preferred Stock and any Parity Stock are insufficient to permit payment in respect thereof of the aggregate amount to which they are entitled under this Certificate of Designations upon such Liquidation Event, then the entire assets available to be distributed to the holders of Series A Preferred Stock and the Parity Stock shall be distributed pro rata among such holders of Series A Preferred Stock and Parity Stock based upon the aggregate amounts to which they would otherwise be entitled upon such Liquidation Event with respect to such Series A Preferred Stock or Parity Stock, as applicable.

          (c)    Notice of Liquidation Event.    The Corporation shall provide written notice to the Stockholders' Representative and each holder of Series A Preferred Stock at least 10 days prior to the consummation of a Liquidation Event.

        Section 6.    Voting Rights.

          (a)    Voting Rights Generally.    Other than any voting rights provided by law or as expressly provided by this Certificate of Designations, the holders of the Series A Preferred Stock (in their capacities as such) shall not have voting rights of shareholders under this Certificate of Designations, the Certificate of Incorporation, the Bylaws and the Securities Act of 1933, as amended, on account of the shares of Series A Preferred Stock from time to time held by such holders.

B-C-6

          (b)    Stockholders' Representative.

              (i)  Each holder of Series A Preferred Stock hereby irrevocably constitutes and appoints GFI as the sole and exclusive attorney-in-fact and proxy of such holder of Series A Preferred Stock (the "Stockholders' Representative"), with full power of substitution and resubstitution, to exercise or abstain from exercising the rights granted to the holders of Series A Preferred Stock pursuant to Section 4(d), this Section 6 and Section 8 to the fullest extent permitted by law. Any action taken or not taken by the Stockholders' Representative pursuant to this Section 6(b) shall not be subject to challenge or input from any such holder of Series A Preferred Stock. Each holder of Series A Preferred Stock hereby revokes any and all previous proxies with respect to such holder's Series A Preferred Stock and no subsequent proxies (whether revocable or irrevocable) shall be given (and if given, such subsequent proxies shall not be effective) by such holder with respect to the Series A Preferred Stock that conflict with this proxy. This proxy and power of attorney is intended to be irrevocable and is coupled with an interest sufficient in law to support an irrevocable proxy and is granted for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and shall be valid and binding on any person to whom the holder of Series A Preferred Stock may transfer any of its Series A Preferred Stock. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of each holder of Series A Preferred Stock. The provisions of this Section 6(b) shall terminate with respect to a holder of Series A Preferred Stock once such holder no longer owns any Series A Preferred Stock. The Stockholders' Representative may appoint one or more successor representatives to the Stockholders' Representative, subject to the approval of holders of a majority of the Series A Preferred Stock then outstanding.

             (ii)  Each holder of Series A Preferred Stock hereby irrevocably delegates all power and authority to the Stockholders' Representative to exercise, on behalf of such holder of Series A Preferred Stock, any and all rights of such holder in respect of such Series A Preferred Stock pursuant to Section 4(d), this Section 6 and Section 8, including the granting of any waivers or the exercise of any consent, approval or voting rights or powers on behalf of such holder.

            (iii)  The Stockholders' Representative shall not, in the absence of bad faith, willful misconduct or gross negligence, have any liability to the holders of Series A Preferred Stock whatsoever with respect to its actions, decisions and determinations, and shall be entitled to assume that all actions, decisions and determinations are fully authorized by each and every one of the holders of Series A Preferred Stock. The Corporation hereby agrees that the Stockholders' Representative shall not, in its capacity as such, have any liability to the Corporation or any of its Affiliates whatsoever with respect to its actions, decisions or determinations.

          (c)    Consent Rights.    Notwithstanding the foregoing, until the Dividend Cessation Date of all Series A Preferred Stock, the Corporation shall not, and shall cause its Subsidiaries not to, directly or indirectly (whether by merger, consolidation, amendment of this Certificate of Designations or otherwise), without the prior written approval of the Stockholders' Representative:

              (i)  create, or authorize the creation of, or issue or obligate itself to issue any shares of, (A) Senior Stock, (B) Parity Stock (including any Series A Preferred Stock, other than the Series A Preferred Stock issued pursuant to the Merger Agreement), (C) any Capital Stock that votes as a single class with the Series A Preferred Stock on any of the matters which require the consent of the holders of a majority of the Series A Preferred Stock pursuant to this Section 6, or (D) any Capital Stock of a Subsidiary of the Corporation, other than a wholly owned Subsidiary of the Corporation; provided, that, this clause (D) shall not apply to Capital Stock of a Subsidiary of the Corporation issued as consideration for a bona-fide

B-C-7

    acquisition by the Corporation or any of its Subsidiaries approved by the Board and the primary purpose of which is not to obtain financing;

             (ii)  reclassify, alter or amend any Capital Stock of the Corporation or its Subsidiaries if such reclassification, alteration or amendment would render such other Capital Stock senior to or pari passu with the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation or the payment of dividends;

            (iii)  enter into any agreement with respect to, or consummate, any merger, consolidation or similar transaction with any other Person pursuant to which the Corporation or such Subsidiary would not be the surviving entity in such transaction, if as a result of such transaction, any capital stock or equity or equity-linked securities of such Person would rank senior to or pari passu with the Series A Preferred Stock as to the payment of dividends or in the distribution of assets in the event of any voluntary or involuntary liquidation, dissolution or winding up of the surviving entity or such Subsidiary;

            (iv)  assume, incur or guarantee, or authorize the creation, assumption, incurrence or guarantee of, any indebtedness for borrowed money (specifically excluding letters of credit, performance or payment bonds, and capitalized lease obligations) if, after taking into account such assumption, incurrence or guarantee of such indebtedness for borrowed money, the aggregate outstanding amount of such indebtedness for borrowed money of the Company and its Subsidiaries would exceed $5,000,000 on a consolidated basis, other than (x) any indebtedness for borrowed money under the credit facility being executed and delivered in connection with the closing of the Merger Agreement (the "Existing Facility"), or (y) any refinancing thereof in a principal amount not to exceed the available amount under the Existing Facility;

             (v)  authorize or consummate any Change of Control or Liquidation Event unless on or prior to the consummation of such Change of Control or Liquidation Event, all shares of Series A Preferred Stock will be redeemed, paid or purchased in full at the Redemption Price; or

            (vi)  alter, amend, supplement, restate, waive or otherwise modify any provision of this Certificate of Designations or any other governing document of the Corporation (including any other Certificate of Designations) in a manner that would reasonably be expected to be materially adverse to the rights or obligations of the holders of the Series A Preferred Stock.

        Section 7.    Redemption Rights.

          (a)    Redemption Events.

              (i)  The Corporation may, at any time and from time to time, redeem all or any portion of the shares of Series A Preferred Stock then outstanding; provided, that any such redemption shall be on a pro rata basis among the holders of Series A Preferred Stock in accordance with the number of shares of Series A Preferred Stock then held by such holders.

             (ii)  Concurrently with and as a condition to the consummation of a Change of Control, the Corporation shall repurchase all Series A Preferred Stock then outstanding.

            (iii)  In the event of a Qualifying Equity Sale, the Corporation shall, as promptly as practicable (but in any event within three (3) Business Days of the consummation of such Qualifying Equity Sale), use all of the Net Cash Proceeds from such Qualifying Equity Sale to redeem the maximum number of shares of Series A Preferred Stock that are redeemable from such Net Cash Proceeds from such Qualifying Equity Sale at the Redemption Price (as defined below) per share; provided that any such redemption shall be on a pro rata basis among the holders of Series A Preferred Stock in accordance with the number of shares of Series A Preferred Stock then held by such holders.

B-C-8

            (iv)  In the event of a Significant Disposition, the Corporation shall, as promptly as practicable (but in any event within three (3) Business Days of the consummation of such Significant Disposition), use all of the Net Cash Proceeds from such Significant Disposition to redeem the maximum number of shares of Series A Preferred Stock that are redeemable from such Net Cash Proceeds from such Significant Disposition at the Redemption Price per share; provided that (x) any such redemption shall be on a pro rata basis among the holders of Series A Preferred Stock in accordance with the number of shares of Series A Preferred Stock then held by such holders and (y) if any portion of the consideration from such Significant Disposition is not in the form of cash consideration, then for purposes of this clause (iv) any such non-cash consideration shall be included in the calculation of Net Cash Proceeds as and when converted to cash.

          (b)    Redemption Price.    In connection with any redemption, the Corporation shall pay a price per share of Series A Preferred Stock equal to the Stated Value thereof plus all accrued and unpaid dividends thereon calculated through the day prior to such redemption (the "Redemption Price"). There shall be no premium or penalty payable in connection with any redemption. To the fullest extent permitted by law, if the Corporation pays or makes available in accordance with Section 7(f) to the holder of a share of Series A Preferred Stock the Redemption Price in respect of such share of Series A Preferred Stock when and as required, such share of Series A Preferred Stock shall be cancelled notwithstanding failure of the holder thereof to return the certificate representing such share; provided that such cancellation shall not impair the right of the holder of such share to subsequently receive the amount that has been made available.

          (c)    Notice of Redemption.    Except as otherwise provided herein, the Corporation shall provide written notice (a "Redemption Notice") to the Stockholders' Representative and each record holder of Series A Preferred Stock of any redemption not more than 60 nor less than 10 days prior to the date on which such redemption is to be made. Such notice shall set forth in reasonable detail the date on which such redemption is to be made (the "Redemption Date") and a calculation specifying the amount owed to such holder by the Corporation in respect of each share of Series A Preferred Stock held by such holder as of the Redemption Date. To the extent that any redemption is being made in connection with the occurrence of one or more events, the Corporation may make the redemption contingent upon consummation of such event.

          (d)    Redemptions of Less than All Shares.    If the Corporation is redeeming less than all of the shares of Series A Preferred Stock then outstanding, the Corporation shall redeem such number of shares of Series A Preferred Stock and each class or series of Parity Stock required to be redeemed, if any, such that the amount payable to each holder of Series A Preferred Stock and Parity Stock in respect of such shares of Series A Preferred Stock and/or Parity Stock, as the case may be, upon a Liquidation Event immediately after consummation of such redemption (and after giving effect to any conversion in connection with such redemption) bears, as nearly as practicable, the same proportion to the total amount payable to holders of Series A Preferred Stock and Parity Stock upon a Liquidation Event in respect of such shares immediately prior to consummation of such redemption (and after giving effect to any conversion in connection with such redemption). In the event that, for any holder of Series A Preferred Stock, fewer than the total number of shares of Series A Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares of Series A Preferred Stock shall be issued to the holder thereof without cost to such holder within five Business Days after surrender of the certificate representing the redeemed shares of Series A Preferred Stock.

          (e)    Other Redemptions or Acquisitions.    The Series A Preferred Stock shall have no maturity date or scheduled redemption date. Nothing herein shall be deemed to limit the right of the Corporation to purchase such Series A Preferred Stock from time to time.

B-C-9

          (f)    Effectiveness of Redemption.    If a Redemption Notice has been duly given and if, on or before the Redemption Date specified in the Redemption Notice, all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other assets, in trust or escrow for the pro rata benefit of the holders of shares of Series A Preferred Stock called for redemption, so as to be and continue to be available therefor (subject to applicable escheat laws), or deposited by the Corporation with a bank or trust company in trust or escrow for the pro rata benefit of the holders of the shares of Series A Preferred Stock called for redemption, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the Redemption Date, all shares of Series A Preferred Stock so called for redemption shall be cancelled and shall cease to be outstanding, all dividends with respect to such shares shall cease to accrue on such Redemption Date, and all rights with respect to such shares shall forthwith on such Redemption Date cease and terminate without further liability to, or obligation of, the Corporation, except only the right of the holders thereof to receive the Redemption Price without interest.

        Section 8.    Conversion.

          (a)    Upon Election by Holders.    Any holder of Series A Preferred Stock may elect, by written notice to the Corporation (x) at any time and from time to time on or after the third anniversary of the Closing Date or (y) at any time and from time to time on or after the occurrence of a Non-Payment Event or Default Event until such Non-Payment Event or Default Event is cured by the Corporation, to cause the Corporation to convert, without the payment of additional consideration by such holder, all or any portion of the issued and outstanding shares of Series A Preferred Stock held by such holder, as specified by such holder in such notice, into a number of shares of Common Stock determined in accordance with Section 8(b) on the terms described below. Notwithstanding any other provision hereof, if a conversion of Series A Preferred Stock pursuant to this Section 8(a) is to be made in connection with a transaction involving the Corporation, the conversion of any shares of Series A Preferred Stock may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated. A holder of Series A Preferred Stock must do each of the following in order to convert shares of Series A Preferred Stock: (i) complete the conversion notice provided by the Conversion Agent, and deliver an executed copy of such notice to the Conversion Agent; (ii) deliver a certificate or certificates representing the shares of Series A Preferred Stock to be converted to the Conversion Agent, or, if such certificates have been lost, mutilated or destroyed, an affidavit of loss; (iii) if reasonably required by the Conversion Agent, furnish appropriate endorsements and transfer documents; and (iv) if required, pay any stock transfer, documentary, stamp or similar taxes. The date on which a holder of Series A Preferred Stock complies with the procedures in this Section 8(a) with regard to the conversion of shares of Series A Preferred Stock is referred to as the "Conversion Date" applicable to such shares. The Conversion Agent shall, on behalf of the holder of such Series A Preferred Stock, convert the Series A Preferred Stock into shares of Common Stock, in accordance with the terms of the notice delivered by such holder described above and this Certificate of Designations. On the Conversion Date, the shares of Series A Preferred Stock so converted will be canceled and will cease to be issued and outstanding (and all rights of the holder of such Series A Preferred Stock (in its capacity as such and only with respect to the shares of Series A Preferred Stock so converted) shall terminate without further liability to, or obligation of, the Corporation effective as of the Conversion Date) and the Common Stock issued upon such conversion in respect thereof shall be issued and outstanding (and no holder of shares of Series A Preferred Stock to be converted shall have any rights prior to the Conversion Date in respect of such Common Stock issued upon conversion). Upon the conversion of Series A Preferred Stock in connection with the occurrence of a Non-Payment Event, the holders of such Series A Preferred Stock shall have no other remedies available for such Non-Payment Event and

B-C-10

  the Corporation shall have no further liability for, or obligation to, the holders of such Series A Preferred Stock in respect of such Non-Payment Event.

          (b)    Effect of Conversion.    Subject to compliance by a holder of Series A Preferred Stock with the requirements of Section 8(a), the Corporation shall issue to such holder a number of shares of Common Stock determined by dividing (i) the Stated Value plus accrued and unpaid dividends as of the Conversion Date for the share(s) of Series A Preferred Stock to be converted by (ii) the VWAP per share of Common Stock for the 30 consecutive Trading Days ending on the Trading Day immediately prior to the Conversion Date; provided, however, that if a Non-Payment Event or Default Event has occurred and has not been cured by the Corporation as of the Conversion Date, the Corporation shall issue to such holder a number of shares of Common Stock determined by dividing (1) the Stated Value plus accrued and unpaid dividends as of the Conversion Date for the share(s) of Series A Preferred Stock to be converted by (2) the product of (x) 90% multiplied by (y) the VWAP per share of Common Stock for the 30 consecutive Trading Days ending on the Trading Day immediately prior to the Conversion Date.

          (c)    Obligations of Corporation on Conversion.    As promptly as practicable (but in any event within three (3) Business Days) after a conversion has been effected, the Corporation shall, or shall cause the Conversion Agent to, mail to the converting holder:

              (i)  a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified or, upon the request of the converting holder, evidence of the issuance of such shares in book-entry form; and

             (ii)  a certificate representing any shares of Series A Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

          (d)    Reservation of Common Stock.    The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series A Preferred Stock, including engaging in best efforts to obtain the requisite stockholder consent of any necessary amendment to the Certificate of Incorporation.

          (e)    Taxes and Governmental Matters.

              (i)  The issuance of certificates for shares of Common Stock pursuant to this Section 8 shall be made without charge to the holders of such Series A Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock; provided that the Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series A Preferred Stock, Common Stock or other securities in a name other than that in which the shares of Series A Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery, or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the Corporation's satisfaction, that such tax has been paid or is not payable.

B-C-11

             (ii)  The Corporation and the holders of the Series A Preferred Stock shall treat any conversion of the Series A Preferred Stock into Common Stock as a transaction described in Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations promulgated thereunder, unless otherwise required pursuant to a change in applicable law occurring after the date hereof.

          (f)    Other Obligations of the Corporation in Respect of Conversions.    Upon any conversion of any share of Series A Preferred Stock, the Corporation shall take all such actions as are necessary in order to assure that the Common Stock issuable upon such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof. The Corporation shall use reasonable best efforts to assist the holder of Series A Preferred Stock to ensure that shares of Common Stock issuable upon conversion may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be delivered as promptly as practicable by the Corporation upon each such issuance).

          (g)    Fractional Shares.    The Corporation may not issue fractional interests in shares of Common Stock and, instead, shall pay to the holder in cash the then-current market value of any fraction of a share as promptly as practicable (and in any event no later than the date on which the certificate or certificates representing the Common Stock are issued) following the relevant Conversion Date.

          (h)    Record Holder of Underlying Securities as of Conversion Date.    The Person or Persons entitled to receive the Common Stock issuable and/or cash payable upon conversion of Series A Preferred Stock on a Conversion Date shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the close of business on such Conversion Date. In the event that a holder of Series A Preferred Stock shall not by written notice designate the name in which shares of Common Stock to be issued (and/or cash payments in lieu of fractional shares to be paid) upon conversion of shares of Series A Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the holder shown on the records of the Corporation in any manner the Corporation in good faith deems reasonable.

        Section 9.    Status of Converted, Redeemed or Otherwise Reacquired Shares.    Shares of Series A Preferred Stock converted, or redeemed or otherwise purchased or acquired by the Corporation, in accordance with this Certificate of Designations, shall be canceled and retired and shall not be reissued, sold or transferred, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to retire such shares and reduce the authorized number of shares of Series A Preferred Stock accordingly.

        Section 10.    Preemptive Rights.    Holders of Series A Preferred Stock, in their capacities as such, shall not have any preemptive rights.

        Section 11.    Transfers.    Notwithstanding anything to the contrary in this Certificate of Designations, a holder of Series A Preferred Stock may transfer all or any portion of shares of such Series A Preferred Stock to any Person who is not, at the time of such transfer, a Competitor. For the avoidance of doubt, the restrictions, conditions, and obligations contained in this Certificate of Designations to which such holder of Series A Preferred Stock is subject shall continue to be applicable to and binding upon the transferee(s) of such Series A Preferred Stock and the transferee(s) of such Series A Preferred Stock shall have agreed in writing to be bound by the provisions of this Certificate of Designations. To the extent any shares of Series A Preferred Stock transferred pursuant to this Section 11 are converted into shares of Common Stock, such shares of Common Stock shall be entitled

B-C-12

to all rights and remain subject to all restrictions, conditions, and obligations that are binding upon Common Stock at the time of such conversion.

        Section 12.    Replacement.    Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any Series A Preferred Stock (or any Common Stock issued upon conversion thereof), and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor, its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such Capital Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate. Dividends shall accrue on any Series A Preferred Stock represented by such new certificate from the date with respect to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

        Section 13.    Withholding.    All payments and distributions (or deemed payments and distributions) on the shares of Series A Preferred Stock (and on the shares of Common Stock received upon the conversion of the Series A Preferred Stock), including, without limitation, issuance of shares of Common Stock upon conversion of the Series A Preferred Stock, shall be subject to withholding and backup withholding of tax to the extent required by law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by holders. The Corporation shall cooperate as reasonably requested by the holders to avoid or minimize any withholding taxes that may become due in connection with any payment or distribution (or deemed payment or distribution) on the Series A Preferred Stock (or on shares of Common Stock received upon the conversion of the Series A Preferred Stock); provided that such cooperation does not cause material detriment to the Corporation or any of its Subsidiaries. The Corporation shall not withhold any U.S. federal income taxes with respect to a holder if such holder provides a properly completed and executed Internal Revenue Service Form W-9, unless otherwise required pursuant to a change in applicable law occurring after the date hereof. Any payments by the Corporation in respect of the Series A Preferred Stock shall be made out of funds legally available for payment thereof and shall only be made to the extent that the payment thereof would not cause the Corporation to be rendered insolvent or to violate any law to which the Corporation is subject.

        Section 14.    Record Holders.    To the fullest extent permitted by applicable law, the Corporation may deem and treat the record holder of any share of the Series A Preferred Stock as the true and lawful owner thereof for all purposes, and the Corporation shall not be affected by any notice to the contrary.

        Section 15.    Notices.

          (a)    To Holders.    All public announcements, notices or communications to the holders of, or otherwise in respect of, the Series A Preferred Stock shall be given or delivered for purposes of this Certificate of Designations if given in writing and delivered in person or by first class mail, postage prepaid. All notices or communications shall also be given or delivered for purposes of this Certificate of Designations if given or delivered in such manner as may be permitted in this Certificate of Designations, in the Certificate of Incorporation or Bylaws or by applicable law or regulation. Furthermore, if the Series A Preferred Stock is issued in book-entry form through The Depository Trust Company or any similar facility, such notices may be given or delivered to the holders of the Series A Preferred Stock in any manner permitted by such facility and such notices will be deemed given and delivered in compliance with this Certificate of Designations.

B-C-13

          (b)    To the Corporation.    All notices or communications to the Corporation shall be deemed given and delivered to the Corporation if given in writing and delivered in person or by first class mail, postage prepaid to the Corporation's principal place of business.

        Section 16.    Other Rights.    The shares of Series A Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as expressly set forth herein, in the Certificate of Incorporation or as provided by applicable law and regulation.

        Section 17.    Remedies.    Except as set forth in the last sentence of Section 8(a) of this Certificate of Designations, the remedies available to the holders of Series A Preferred Stock under this Certificate of Designations shall be in addition to any other remedy to which such holders are entitled at law or in equity, and the election to pursue any such remedy shall not restrict, impair or otherwise limit the holders of Series A Preferred Stock from seeking to pursue any other remedy to which it is entitled under this Certificate of Designations, at law or in equity. Prior to conversion, payment of the Redemption Price in respect of a share of Series A Preferred Stock shall be in full satisfaction of any claim or remedy of a holder thereof in respect of such share of Series A Preferred Stock.

        Section 18.    Tax Treatment of Series A Preferred Stock.    The Corporation and the holders shall treat the Series A Preferred Stock as equity for all applicable U.S. federal income, state and local income tax purposes, unless otherwise required by a change in applicable law occurring after the date hereof.

        Section 19.    Non-Circumvention.    The Corporation shall not seek to avoid the observance or performance of any of the terms of this Certificate of Designations, including, without limitation, by amending its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities.

B-C-14

        IN WITNESS WHEREOF, this Certificate of Designations has been executed on behalf of the Corporation by its                    this            day of            .

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.
By:
Name:
Title:

B-C-15

Annex C

AMENDMENT NO. 2

        AMENDMENT NO. 2 (this "Amendment"), dated as of December 27, 2017, to the Agreement and Plan of Merger, dated as of November 3, 2017 (as amended by Amendment No. 1, dated as of November 15, 2017 ("Amendment No. 1"), and as further amended, restated or otherwise modified from time to time, the "Agreement"), by and among IEA Energy Services LLC, a Delaware limited liability company, M III Acquisition Corp., a Delaware corporation (the "Buyer"), Wind Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Buyer, Wind Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Buyer, Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company (the "Seller"), Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, solely in its capacity as the representative of the Seller, and, solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP, a Delaware limited partnership. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

WITNESSETH:

        WHEREAS, pursuant to and in accordance with Section 12.2 of the Agreement, the parties wish to amend the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

        Section 1.    Amendment of Section 7.4(a) of the Agreement.    Section 7.4(a) of the Agreement (as amended by Amendment No. 1) is hereby amended by deleting the words "by the earlier of (x) fifteen (15) Business Days following the date on which the Buyer files with the SEC the Proxy Statement in preliminary form and (y) December 29, 2017" and replacing them with "by February 15, 2018 or such earlier date as is agreed in writing by all parties hereto".

        Section 2.    No Other Change.    Except as expressly modified by this Amendment, nothing contained herein is intended to or shall be deemed to limit, restrict, modify, alter, amend or otherwise change in any manner the rights and obligations of the parties under the Agreement.

        Section 3.    Miscellaneous.    The "Miscellaneous" provisions set forth in Article 12 of the Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein; provided, however, that for purposes of Section 12.3, and for all other purposes, each reference to the Agreement shall refer to the Agreement as amended by this Amendment.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

IEA ENERGY SERVICES LLC
By:	/s/ DAVID BOSTWICK
	Name:	David Bostwick
	Title:	Secretary
INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC
By:	/s/ DAVID BOSTWICK
	Name:	David Bostwick
	Title:	Secretary
OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.
By:	Oaktree Fund GP, LLC
Its:	General Partner
By:	Oaktree Fund GP I, L.P.
Its:	Managing Member
By:	/s/ IAN SCHAPIRO
	Name:	Ian Schapiro
	Title:	Authorized Signatory
By:	/s/ PETER JONNA
	Name:	Peter Jonna
	Title:	Authorized Signatory

M III ACQUISITION CORP.
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
WIND MERGER SUB I, INC.
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
WIND MERGER SUB II, LLC
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
M III SPONSOR I LLC,
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Managing Member
M III SPONSOR I LP
By:	M III Acquisition Partners I Corp., the general partner
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer

Annex D

AMENDMENT NO. 3

        AMENDMENT NO. 3 (this "Amendment"), dated as of January 9, 2018, to the Agreement and Plan of Merger, dated as of November 3, 2017 (as amended by that Amendment No. 1, dated as of November 15, 2017, Amendment No. 2, dated as of December 27, 2017, and as further amended, restated or otherwise modified from time to time, the "Agreement"), by and among IEA Energy Services LLC, a Delaware limited liability company, M III Acquisition Corp., a Delaware corporation (the "Buyer"), Wind Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Buyer, Wind Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Buyer, Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company (the "Seller"), Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, solely in its capacity as the representative of the Seller, and, solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC, a Delaware limited liability company, and M III Sponsor I LP, a Delaware limited partnership. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Agreement.

WITNESSETH:

        WHEREAS, pursuant to and in accordance with Section 12.2 of the Agreement, the parties wish to amend the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

        Section 1.    Amendment of Section 1.1 of the Agreement.    Section 1.1 of the Agreement is hereby amended by inserting the following words in the place immediately following the definition of "2017 Audited Financial Statements" and immediately preceding the definition of "2018 EBITDA":

          "2017 EBITDA Roll-Forward Amount" means the amount, if any, by which adjusted EBITDA for the Company and the Company Subsidiaries for the year ended December 31, 2017 (determined from the Company's audited financial statements as of and for the year ended as of December 31, 2017 and calculated consistent with the calculation of Pro Forma Adjusted EBITDA for the nine-month period ended September 30, 2017 set forth on Section 10.1(f)(y) of the Company Disclosure Schedules) is less than $52,700,000.

        Section 2.    Amendment of Section 3.6(f) of the Agreement.    Section 3.6(f) of the Agreement is hereby amended by deleting each instance of the dollar amount "$65,000,000" and replacing each such instance with the following: "the sum of $65,000,000 plus the 2017 EBITDA Roll-Forward Amount".

        Section 3.    No Other Change.    Except as expressly modified by this Amendment, nothing contained herein is intended to or shall be deemed to limit, restrict, modify, alter, amend or otherwise change in any manner the rights and obligations of the parties under the Agreement.

        Section 4.    Miscellaneous.    The "Miscellaneous" provisions set forth in Article 12 of the Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein; provided, however, that for purposes of Section 12.3, and for all other purposes, each reference to the Agreement shall refer to the Agreement as amended by this Amendment.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

IEA ENERGY SERVICES LLC
By:	/s/ DAVID BOSTWICK
	Name:	David Bostwick
	Title:	Secretary
INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC
By:	/s/ DAVID BOSTWICK
	Name:	David Bostwick
	Title:	Secretary
OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.
By:	Oaktree Fund GP, LLC
Its:	General Partner
By:	Oaktree Fund GP I, L.P.
Its:	Managing Member
By:	/s/ PETER JONNA
	Name:	Peter Jonna
	Title:	Authorized Signatory
By:	/s/ IAN SCHAPIRO
	Name:	Ian Schapiro
	Title:	Authorized Signatory

[Signature Page to Amendment 3 to Agreement and Plan of Merger]

M III ACQUISITION CORP.
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
WIND MERGER SUB I, INC.
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
WIND MERGER SUB II, LLC
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer
M III SPONSOR I LLC,
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Managing Member
M III SPONSOR I LP
By:	M III Acquisition Partners I Corp., the general partner
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer

[Signature Page to Amendment 3 to Agreement and Plan of Merger]

Annex E

[IEA] 2017 Omnibus Equity Incentive Plan

        1.    Purpose.    The [IEA], Inc. 2017 Omnibus Equity Incentive Plan (the "Plan") is intended to help [IEA] Inc., a Delaware corporation (including any successor thereto, the "Company") and its Affiliates (i) attract and retain key personnel by providing them the opportunity to acquire an equity interest in the Company or other incentive compensation measured by reference to the value of Common Stock and (ii) align the interests of key personnel with those of the Company's shareholders.

        2.    Effective Date; Duration.    The Plan shall be effective as of the date on which the Plan is approved by the shareholders of the Company (the "Effective Date"). The expiration date of the Plan, on and after which date no Awards may be granted, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

        3.    Definitions.    The following definitions shall apply throughout the Plan.

          (a)   "Affiliate" means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

          (b)   "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit, Other Stock-Based Award and/or Performance Compensation Award granted under the Plan.

          (c)   "Award Agreement" means the agreement (whether in written or electronic form) or other instrument or document evidencing any Award granted under the Plan.

          (d)   "Beneficial Ownership" has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

          (e)   "Board" means the Board of Directors of the Company.

          (f)    "Cause" in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) shall have the meaning given such term in any employment, consulting, change-in-control, severance or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) if "cause" or term of similar import is not defined or, in the absence of, any such employment, consulting, change-in-control, severance or any other agreement, means the Participant's (A) willful misconduct or gross neglect of the Participant's duties; (B) having engaged in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate; (C) failure or refusal to perform the Participant's duties; (D) conviction of, or guilty or no contest plea to, a felony or any crime involving dishonesty or moral turpitude; (E) willful violation of the written policies of the Company or an Affiliate; (F) misappropriation or misuse of Company or Affiliate funds or property or other act of personal dishonesty in connection with the Participant's employment; or (G) willful breach of fiduciary duty. The determination of whether Cause exists shall be made by the Committee in its sole discretion.

          (g)   "Change in Control" shall mean, in the case of a particular Award, unless the applicable Award Agreement (or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate) states otherwise, the first to occur of any of the following events:

              (i)  the acquisition by any Person or related "group" (as such term is used in Section 13(d) and Section 14(d) of the Exchange Act) of Persons, or persons acting jointly or in concert, of Beneficial Ownership (including control or direction) of 50% or more (on a fully diluted basis) of either (A) the then-outstanding shares of Common Stock, including Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock"); or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote in the election of directors (the "Outstanding Company Voting Securities"); but excluding any acquisition by the Company or any of its Affiliates, its Permitted Transferees or any of their respective Affiliates or by any employee benefit plan sponsored or maintained by the Company or any of its Affiliates;

             (ii)  a change in the composition of the Board such that members of the Board during any consecutive 12-month period (the "Incumbent Directors") cease to constitute a majority of the Board. Any person becoming a director through election or nomination for election approved by a valid vote of at least two thirds of the Incumbent Directors shall be an Incumbent Director; provided, however, that no individual becoming a director as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board, shall be an Incumbent Director;

            (iii)  the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; and

            (iv)  the consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a "Business Combination"), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a "Sale"), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of the entity resulting from such Business Combination or the entity that acquired all or substantially all of the business or assets of the Company in such Sale (in either case, the "Surviving Company"), or the ultimate parent entity that has Beneficial Ownership of sufficient voting power to elect a majority of the board of directors (or analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination or Sale.

          (h)   "Code" means the U.S. Internal Revenue Code of 1986, as amended, and any successor thereto. References to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successors thereto.

          (i)    "Committee" means the Compensation Committee of the Board or subcommittee thereof if required or to comply with Rule 16b-3 promulgated under the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, or if the Board otherwise takes action hereunder on behalf of the Committee, the Board.

          (j)    "Common Stock" means the common stock of the Company, par value $0.01 per share (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

          (k)   "Deferred Stock Unit" means a right granted by the Company to a Participant to receive upon settlement, on a deferred basis, one share of Common Stock or the cash equivalent thereof on the terms contained herein.

          (l)    "Disability" means cause for termination of the Participant's employment or service due to a determination that the Participant is disabled in accordance with a long-term disability insurance program maintained by the Company or a determination by the U.S. Social Security Administration that the Participant is totally disabled.

          (m)  "$" shall refer to the United States dollars.

          (n)   "Eligible Director" means a director who satisfies the conditions set forth in Section 4(a) of the Plan.

          (o)   "Eligible Person" means any (i) individual employed by the Company or an Affiliate; provided, however, that no employee covered by a collective bargaining agreement shall be an Eligible Person; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employee, director, officer, consultant or advisor who has accepted an offer of employment or service from the Company or its Affiliates (and would satisfy the provisions of clause (i), (ii) or (iii) above once such Person begins employment with or providing services to the Company or an Affiliate).

          (p)   "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

          (q)   "Exercise Price" has the meaning set forth in Section 7(b) of the Plan.

          (r)   "Fair Market Value" means, (i) with respect to Common Stock on a given date, (x) if the Common Stock is listed on a national securities exchange, the closing sales price of the common shares of Common Stock reported on such exchange on such date, or if there is no such sale on that date, then on the last preceding date on which such a sale was reported; or (y) if the Common Stock is not listed on any national securities exchange, the amount determined by the Committee in good faith to be the fair market value of the Common Stock, or (ii) with respect to any other property on any given date, the amount determined by the Committee in good faith to be the fair market value of such other property as of such date.

          (s)   "Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

          (t)    "Immediate Family Members" has the meaning set forth in Section 14(b)(ii) of the Plan.

          (u)   "Indemnifiable Person" has the meaning set forth in Section 4(e) of the Plan.

          (v)   " "Nasdaq" means the Nasdaq Global Market.

          (w)  "Nonqualified Stock Option" means an Option that is not designated by the Committee as an Incentive Stock Option.

          (x)   "Option" means an Award granted under Section 7 of the Plan.

          (y)   "Option Period" has the meaning set forth in Section 7(c) of the Plan.

          (z)   "Other Stock-Based Awards" means an Award granted under Section 10 of the Plan.

          (aa) "Participant" has the meaning set forth in Section 6 of the Plan.

          (bb) "Permitted Transferee" has the meaning set forth in Section 15(b)(ii) of the Plan.

          (hh) "Person" has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

          (cc) "Released Unit" has the meaning set forth in Section 9(d)(ii) of the Plan.

          (dd) "Restricted Period" has the meaning set forth in Section 9(a) of the Plan.

          (ee) "Restricted Stock" means an Award of Common Stock, subject to certain specified restrictions, granted under Section 9 of the Plan.

          (ff)  "Restricted Stock Unit" means an Award of an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain specified restrictions, granted under Section 9 of the Plan.

          (gg) "SAR Period" has the meaning set forth in Section 8(c) of the Plan.

          (hh) "Securities Act" means the U.S. Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or other interpretive guidance.

          (ii)   "Strike Price" has the meaning set forth in Section 8(b) of the Plan.

          (jj)   "Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

          (kk) "Substitute Awards" has the meaning set forth in Section 5(e) of the Plan.

        4.    Administration.

          (a)   The Committee shall administer the Plan, and shall have the sole and plenary authority to: (i) designate Participants; (ii) determine the type, size, and terms and conditions of Awards to be granted and to grant such Awards; (iii) determine the method by which an Award may be settled, exercised, canceled, forfeited, suspended, or repurchased by the Company; (iv) determine the circumstances under which the delivery of cash, property or other amounts payable with respect to an Award may be deferred, either automatically or at the Participant's or Committee's election; (v) interpret and administer, reconcile any inconsistency in, correct any defect in and supply any omission in the Plan and any Award granted under, the Plan; (vi) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (vii) accelerate the vesting, delivery or exercisability of, or payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan or to comply with any applicable law. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if applicable and if the Board is not acting as the Committee under the Plan), or any exception or exemption under applicable securities laws or the applicable the rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan, be (i) a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act, (ii) an "independent director" under the rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation ("Eligible Director"). However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

          (b)   The Committee may allocate all or any portion of its responsibilities and powers to any person(s) selected by it, except for grants of Awards to persons who are non-employee members of the Board or are otherwise subject to Section 16 of the Exchange Act. Any such allocation or delegation may be revoked by the Committee at any time.

          (c)   As further set forth in Section 14(f) of the Plan, the Committee shall have the authority to amend the Plan and Awards to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without shareholder approval if such approval is required by applicable securities laws or regulation.

          (d)   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions regarding the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

          (e)   No member of the Board or the Committee, nor any employee or agent of the Company (each such person, an "Indemnifiable Person"), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be involved as a party, witness or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the

  Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the Company's certificate of incorporation or by-laws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company's certificate of incorporation or by-laws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

          (f)    The Board may from time to time grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

        5.    Grant of Awards; Shares Subject to the Plan; Limitations.

          (a)   The Committee may grant Awards to one or more Eligible Persons.

          (b)   Subject to Section 11 of the Plan and subsection (e) below, the following limitations apply to the grant of Awards: (i) no more than [            ] shares of Common Stock may be reserved for issuance and delivered in the aggregate pursuant to Awards granted under the Plan; (ii) no more than [            ] shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; (iii) the maximum amount (based on the Fair Market Value of shares of Common Stock on the date of grant as determined in accordance with applicable financial accounting rules) of Awards that may be granted in any single fiscal year to any non-employee member of the Board shall be $[            ]; provided, that the foregoing limitation shall not apply in respect of any Restricted Stock Units or Deferred Stock Units issued to a non-employee director in lieu of payment of cash director compensation or board or committee fees or in respect of any one-time initial equity grant upon a nonemployee director's appointment to the Board.

          (c)   Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered or the Fair Market Value on the date of issuance equivalent of such shares is paid in cash; provided, however, that if shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by the Participant are surrendered or tendered to the Company in payment of the Exercise Price or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares shall again become available for other Awards; provided, further, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options. If and to the extent that all or any portion of an Award expires, terminates or is canceled or forfeited for any reason without the Participant's having received any benefit therefrom, the shares covered by such Award or portion thereof shall again become available for other Awards. For purposes of the foregoing sentence, the Participant shall not be deemed to have received any "benefit" (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.

          (d)   Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

          (e)   The Committee may grant Awards in assumption of, or in substitution for, outstanding awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines ("Substitute Awards"), and such Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards; provided, that Substitute Awards issued or intended as "incentive stock options" within the meaning of Section 422 of the Code shall be counted against the aggregate number of Incentive Stock Options available under the Plan.

        6.    Eligibility.    Participation shall be limited to Eligible Persons who have been selected by the Committee and who have entered into an Award Agreement with respect to an Award granted to them under the Plan (each such Eligible Person, a "Participant").

        7.    Options.

        (a)    Generally.    Each Option shall be subject to the conditions set forth in the Plan and in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the Award Agreement expressly states otherwise. Incentive Stock Options shall be granted only subject to and in compliance with Section 422 of the Code, and only to Eligible Persons who are employees of the Company and its Affiliates and who are eligible to receive an Incentive Stock Option under the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option properly granted under the Plan.

        (b)    Exercise Price.    The exercise price ("Exercise Price") per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share, determined as of the date of grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 13(b).

        (c)    Vesting, Exercise and Expiration.    The Committee shall determine the manner and timing of vesting, exercise and expiration of Options. The period between the date of grant and the scheduled expiration date of the Option ("Option Period") shall not exceed ten years, unless the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy or a Company-imposed "blackout period," in which case the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code). The Committee may accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect any other terms and conditions of such Option.

        (d)    Method of Exercise and Form of Payment.    No shares of Common Stock shall be delivered pursuant to any exercise of an Option until the Participant has paid the Exercise Price to the Company in full, and an amount equal to any U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. Options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Option and the Award Agreement accompanied by payment of the Exercise Price and such applicable taxes. The Exercise Price and delivery of all applicable required withholding taxes shall be payable (i) in cash or by check, cash equivalent and/or shares of Common Stock valued at the Fair Market

Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company) (or any combination of the foregoing); provided, that such shares of Common Stock are not subject to any pledge or other security interest (or any combination of the foregoing); or (ii) by such other method as elected by the Participant and that the Committee may permit, in its sole discretion, including without limitation: (A) in the form of other property having a Fair Market Value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company or its designee (including third-party administrators) is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes against delivery of the shares of Common Stock to settle the applicable trade; or (C) by means of a "net exercise" procedure effected by withholding the number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise Price and all applicable required withholding taxes. Notwithstanding the foregoing, unless otherwise determined by the Committee or as set forth in an Award Agreement, if on the last day of the Option Period, the Fair Market Value of the Common Stock exceeds the Exercise Price, the Participant has not exercised the Option, and the Option has not previously expired, such Option shall be deemed exercised by the Participant on such last day by means of a "net exercise" procedure described above. In all events of cashless or net exercise, any fractional shares of Common Stock shall be settled in cash.

        (e)    Notification upon Disqualifying Disposition of an Incentive Stock Option.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date on which the Participant makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two years after the date of grant of the Incentive Stock Option and (ii) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.

        (f)    Compliance with Laws.    Notwithstanding the foregoing, in no event shall the Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation service on which the Common Stock of the Company is listed or quoted.

        (g)    Incentive Stock Option Grants to 10% Shareholders.    Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a subsidiary or a parent of the Company, the Option Period shall not exceed five years from the date of grant of such Option and the Option Price shall be at least 110% of the Fair Market Value (on the date of grant) of the shares subject to the Option.

        (h)    $100,000 Per Year Limitation for Incentive Stock Options.    To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

        8.    Stock Appreciation Rights (SARs).

        (a)    Generally.    Each SAR shall be subject to the conditions set forth in the Plan and the Award Agreement. Any Option granted under the Plan may include a tandem SAR. The Committee also may award SARs independent of any Option.

        (b)    Strike Price.    The strike price ("Strike Price") per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share, determined as of the date of grant; provided, however, that a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 13(b).

        (c)    Vesting and Expiration.    A SAR granted in tandem with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independently of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "SAR Period"); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy or a Company-imposed "blackout period," the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition (so long as such extension shall not violate Section 409A of the Code).

        (d)    Method of Exercise.    SARs may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has previously expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

        (e)    Payment.    Upon the exercise of a SAR, the Company shall pay to the holder thereof an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value as determined on the date of exercise, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

        9.    Restricted Stock; Restricted Stock Units; and Deferred Stock Units.

        (a)    Generally.    Each Restricted Stock, Restricted Stock Unit, and Deferred Stock Unit Award shall be subject to the conditions set forth in the Plan and the applicable Award Agreement. Subject to such rules, approvals, and conditions as the Committee may impose from time to time, an Eligible Person who is a non-employee director may elect to receive all or a portion of such Eligible Person's cash director fees and other cash director compensation payable for director services provided to the Company by such Participant in any fiscal year, in whole or in part, in the form of Deferred Stock Units. The Committee shall establish restrictions applicable to Restricted Stock and Restricted Stock Units, including the period over which the restrictions shall apply (the "Restricted Period") (for the avoidance of doubt, the restrictions may include service and/or performance vesting conditions), and the time or times at which Restricted Stock or Restricted Stock Units shall become vested. Deferred Stock Units shall be fully vested upon grant. The Committee may accelerate the vesting and/or the lapse of any or all of the restrictions on Restricted Stock and Restricted Stock Units, which acceleration shall not affect any other terms and conditions of such Awards. No share of Common Stock shall be issued at the time an Award of Restricted Stock Units or Deferred Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award.

        (b)    Stock Certificates; Escrow or Similar Arrangement.    Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company's directions. The Committee may also cause a stock certificate registered in the name of the Participant to be issued. In such event, the Committee may provide that such certificates shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and release of restrictions, in which case the Committee may require the Participant to execute and deliver to the Company or its designee (including third-party administrators) (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock. If the Participant shall fail to execute and deliver the escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the Award Agreement, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock.

        (c)    Restrictions; Forfeiture.    Restricted Stock and Restricted Stock Units awarded to the Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and shall be subject to the restrictions on transferability set forth in the Award Agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock (or as a shareholder with respect thereto), and/or to such Restricted Stock Units, as applicable, including to any dividends and/or dividend equivalents that may have been accumulated and withheld during the Restricted Period in respect thereof, shall terminate without further action or obligation on the part of the Company. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

        (d)    Delivery of Restricted Stock and Settlement of Restricted Stock Units.

            (i)  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect, except as set forth in the Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall deliver to the Participant or such Participant's beneficiary (via book entry notation or, if applicable, in stock certificate form) the shares of Restricted Stock with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to the Restricted Stock shall be distributed to the Participant in cash or in shares of Common Stock having a Fair Market Value (on the date of distribution) (or a combination of cash and shares of Common Stock) equal to the amount of such dividends, upon the release of restrictions on such share.

           (ii)  Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or such Participant's beneficiary (via book entry notation or, if applicable, in stock certificate form), one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit that has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained ("Released Unit"); provided, however, that the Committee may elect to (A) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (B) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the shares of Common Stock would have otherwise been delivered to the Participant in respect of such Restricted Stock Units.

          (iii)  Unless otherwise provided by the Committee in an Award Agreement, upon a Participant's separation from service with the Company, the Company shall deliver to the Participant, or the Participant's beneficiary (via book entry notation or, if applicable, in share certificate form), one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Deferred Stock Unit then held by the Participant; provided, however, unless otherwise provided in the Award Agreement, that the Committee may elect to pay cash or part cash and part shares of Common Stock in lieu of delivering only shares of Common Stock in respect of such Deferred Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the shares of Common Stock as of the date on which such shares would have otherwise been delivered to the Participant in respect of such Deferred Stock Units.

          (iv)  To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units or Deferred Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, if determined by the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends as of the date of payment (or a combination of cash and shares of Common Stock) (and interest may, if determined by the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units or Deferred Stock Units, as applicable, are settled (in the case of Restricted Stock Units, following the release of restrictions on such Restricted Stock Units), and if such Restricted Stock Units are forfeited, the holder thereof shall have no right to such dividend equivalent payments.

        (e)    Legends on Restricted Stock.    Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES
REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE
TERMS OF THE [IEA], INC. 2017 OMNIBUS EQUITY INCENTIVE
PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED
AS OF            , BETWEEN [IEA], INC. AND            . A COPY
OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE
PRINCIPAL EXECUTIVE OFFICES OF [IEA], INC.

        10.    Other Stock-Based Awards.    The Committee may issue unrestricted Common Stock, rights to receive future grants of Awards, or other Awards denominated in Common Stock (including performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of shares of Common Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time determine ("Other Stock-Based Awards"). Each Other Stock-Based Award shall be evidenced by an Award Agreement, which may include conditions including, without limitation, the payment by the Participant of the Fair Market Value of such shares of Common Stock on the date of grant.

        11.    Changes in Capital Structure and Similar Events.    In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, such that in any case an adjustment is determined by the Committee to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

  (i)
  adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award and/or (3) any applicable performance measures (including, without limitation, Performance Criteria, Performance Formulae and Performance Goals);

  (ii)
  providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate or become no longer exercisable upon the occurrence of such event); and

  (iii)
  cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect any "equity restructuring" (within the meaning of the Financial

Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 promulgated under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event listed in the first sentence of this Section 11, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Award during a period of up to 30 days prior to the anticipated occurrence of any such event.

        12.    Effect of Change in Control.    Except to the extent otherwise provided in an Award Agreement, or any applicable employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary:

          (a)   the Committee may provide that all Options and SARs held by such Participant shall become immediately exercisable with respect to 100% of the shares subject to such Options and SARs, and that the Restricted Period (and any other conditions) shall expire immediately with respect to 100% of the shares of Restricted Stock and Restricted Stock Units and any other Awards held by such Participant (including a waiver of any applicable Performance Goals); provided, that if the vesting or exercisability of any Award would otherwise be subject to the achievement of performance conditions, the portion of such Award that shall become fully vested and immediately exercisable shall be based on the assumed achievement of target performance as determined by the Committee and prorated for the number of days elapsed from the grant date of such Award through the date of termination.

          (b)   In addition, the Committee may upon at least ten (10) days' advance notice to the affected persons, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Committee shall exercise such discretion over the timing of settlement of any Award subject to Code Section 409A at the time such Award is granted.

        To the extent practicable, the provisions of this Section 12 shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.

        13.    Amendments and Termination.

        (a)    Amendment and Termination of the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any applicable rules or requirements of any securities exchange or inter-dealer quotation service on which the shares of Common Stock may be listed or quoted, for changes in GAAP to new accounting standards; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, unless the Committee determines that such amendment, alteration, suspension, discontinuance or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 14(b) without shareholder approval.

        (b)    Amendment of Award Agreements.    The Committee may, to the extent not inconsistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after the Participant's termination of employment or service with the Company); provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant unless the Committee determines that such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination is either required or advisable in order for the Company, the Plan or the Award to satisfy any applicable law or regulation; provided, further, that except as otherwise permitted under Section 11 of the Plan, if (i) the Committee reduces the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee cancels any outstanding Option or SAR and replaces it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner that would either (A) be reportable on the Company's proxy statement or Form 10-K (if applicable) as Options that have been "repriced" (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any "repricing" for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment), (iii) the Committee takes any other action that is considered a "repricing" for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or (iv) the Committee cancels any outstanding Option or SAR that has a per-share Exercise Price or Strike Price (as applicable) at or above the Fair Market Value of a share of Common Stock on the date of cancellation, and pays any consideration to the holder thereof, whether in cash, securities, or other property, or any combination thereof, then, in the case of the immediately preceding clauses (i) through (iv), any such action shall not be effective without shareholder approval.

        14.    General.

        (a)    Award Agreements; Other Agreements.    Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. In the event of any conflict between the terms of the Plan and any Award Agreement or employment, change-in-control, severance or other agreement in effect with the Participant, the term of the Plan shall control.

        (b)    Nontransferability.

            (i)  Each Award shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

           (ii)  Notwithstanding the foregoing, the Committee may permit Awards (other than Incentive Stock Options) to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to: (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the "Immediate Family Members"); (B) a trust solely for the benefit of the Participant or the

  Participant's Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and the Participant's Immediate Family Members; or (D) any other transferee as may be approved either (1) by the Board or the Committee, or (2) as provided in the applicable Award Agreement; (each transferee described in clause (A), (B), (C) or (D) above is hereinafter referred to as a "Permitted Transferee"); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

          (iii)  The terms of any Award transferred in accordance with the immediately preceding paragraph shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award Agreement, to the Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the transferred Award, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

        (c)    Dividends and Dividend Equivalents.    The Committee may provide the Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time); provided, further, that dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 60 days, after such Awards are earned and become payable or distributable (and the right to any such accumulated dividends or dividend equivalents shall be forfeited upon the forfeiture of the Award to which such dividends or dividend equivalents relate).

        (d)    Tax Withholding.

            (i)  The Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes (up to the maximum permissible withholding amounts) in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as the Committee or the Company deem necessary to satisfy all obligations for the payment of such withholding taxes.

           (ii)  Without limiting the generality of paragraph (i) above, the Committee may permit the Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) payment in cash, (B) the delivery of shares of Common Stock (which shares are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value on such date equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value on such date equal to such withholding liability.

        (e)    No Claim to Awards; No Rights to Continued Employment, Directorship or Engagement.    No employee or director of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, or to continue in the employ or the service of the Company or an Affiliate, nor shall it be construed as giving any Participant who is a director any rights to continued service on the Board.

        (f)    International Participants.    With respect to Participants who reside or work outside of the United States, the Committee may amend the terms of the Plan or appendices thereto, or outstanding Awards, with respect to such Participants, in order to conform such terms with or accommodate the requirements of local laws, procedures or practices or to obtain more favorable tax or other treatment for the Participant, the Company or its Affiliates. Without limiting the generality of this subsection, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on death, disability, retirement or other terminations of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions or payroll taxes, withholding procedures and handling of any stock certificates or other indicia of ownership that vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations.

        (g)    Beneficiary Designation.    The Participant's beneficiary shall be the Participant's spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, the Participant's estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a Participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the Participant, or to such other individual as may be prescribed by applicable law.

        (h)    Termination of Employment or Service.    The Committee, in its sole discretion, shall determine the effect of all matters and questions related to the termination of employment of or service of a Participant. Except as otherwise provided in an Award Agreement, or any employment, consulting, change-in-control, severance or other agreement between the Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if the Participant's employment with the Company or its Affiliates terminates, but such Participant continues to provide services with the Company or its Affiliates in a non-employee capacity (including as a non-employee director) (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

        (i)    No Rights as a Shareholder.    Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

        (j)    Government and Other Regulations.

            (i)  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of share of Common Stock and the payment of money under the Plan or under Awards granted or awarded under the Plan are subject to compliance with all applicable U.S. federal, state, local, and non-U.S. laws, rules, and regulations (including but not limited to state, U.S. federal, and non-U.S. securities law, and margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

           (ii)  Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or rules of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.

          (iii)  The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, U.S. federal securities laws, or the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company's instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

          (iv)  The Committee may cancel an Award or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of shares of Common Stock from the public markets, the Company's issuance of Common Stock to the Participant, the Participant's acquisition of Common Stock from the Company and/or the Participant's sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

        (k)    No Section 83(b) Elections Without Consent of Company.    No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If the Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

        (l)    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for the Participant because of illness or accident, or is a minor, or has died, then any payment due to such person or the Participant's estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person's spouse, child, or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

        (m)    Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        (n)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and the Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or to otherwise segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.

        (o)    Reliance on Reports.    Each member of the Committee and each member of the Board (and each such member's respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than such member or designee.

        (p)    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

        (q)    Purchase for Investment.    Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

        (r)    Governing Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

        (s)    Severability.    If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

        (t)    Obligations Binding on Successors.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.

        (u)    409A of the Code.

            (i)  It is intended that the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan or any other plan maintained by the Company, including any taxes and penalties under Section 409A of the Code, and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant or any beneficiary harmless from any or all of such taxes or penalties. With respect to any Award that is considered "deferred compensation" subject to Section 409A of the Code, references in the Plan to "termination of employment" (and substantially similar phrases) shall mean "separation from service" within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

           (ii)  Notwithstanding anything in the Plan to the contrary, if the Participant is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are "deferred compensation" subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant's "separation from service" within the meaning of Section 409A of the Code or, if earlier, the Participant's date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

          (iii)  In the event that the timing of payments in respect of any Award that would otherwise be considered "deferred compensation" subject to Section 409A of the Code would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of "disability" pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

        (v)    Clawback/Forfeiture.    Notwithstanding anything to the contrary contained herein, the Committee may cancel an Award if the Participant, without the consent of the Company, (A) has engaged in or engages in activity that is in conflict with or adverse to the interests of the Company or any Affiliate while employed by or providing services to the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, (B) violates a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement with the Company or any Affiliate, as determined by the Committee, or (C) if the Participant's employment or service is terminated for Cause. The Committee may also provide in an Award Agreement that in such event the Participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award Agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee, then the Participant shall be required to promptly repay any such excess amount to the Company. In addition, the Company shall retain the right to bring an action at equity or law to enjoin the Participant's activity and recover damages resulting from such activity. Further, to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of the NASDAQ or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award Agreements).

        (w)    No Representations or Covenants With Respect to Tax Qualification.    Although the Company may endeavor to (i) qualify an Award for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

        (x)    No Interference.    The existence of the Plan, any Award Agreement, and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the

Committee, or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks whose rights are superior to or affect the Common Shares or the rights thereof or that are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (y)    Expenses; Titles and Headings.    The expenses of administering the Plan shall be borne by the Company and its Affiliates. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

*        *        *

Annex F

EXECUTION VERSION

VOTING AGREEMENT

        This Agreement (this "Agreement") is made and entered into as of November 3, 2017, by and among Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company ("IEA") and each of M III Sponsor I LLC, a Delaware limited liability company and M III Sponsor I LP, a Delaware limited partnership (each a "Shareholder" and, together, the "Shareholders").

RECITALS

        A.    Concurrently with the execution and delivery of this Agreement, IEA Energy Services LLC, a Delaware limited liability company ("IES"), M III Acquisition Corp., a Delaware corporation (the "Buyer"), Wind Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Buyer ("Merger Sub I"), Wind Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Buyer ("Merger Sub II LLC"), IEA, Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, solely in its capacity as the representative of IEA, and, solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, the Shareholders, are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the "Merger Agreement") pursuant to which, among other things, the Buyer, Merger Sub I, Merger Sub II LLC and IES will enter into a business combination transaction pursuant to which Merger Sub I will merge with and into IES (the "First Merger"), with IES as the surviving entity (the "First Surviving LLC"), and then immediately after the First Merger and as a part of an integrated plan, the First Surviving LLC will merge with and into Merger Sub II LLC (the "Second Merger," and together with the First Merger, the "Mergers"), with Merger Sub II LLC as the surviving entity.

        B.    The Shareholders agree to enter into this Agreement with respect to (a) all common stock, par value $0.0001 per share, of Buyer (the "Buyer Common Stock") that the Shareholders own, beneficially (as defined in Rule 13d-3 under the Securities Exchange Act) or of record, (b) any security convertible or exchangeable into Buyer Common Stock (together with Buyer Common Stock, the "Subject Securities"), and (c) any additional shares of Subject Securities that such Shareholders may hereinafter acquire.

        C.    The Shareholders are the beneficial or record owners, and have either sole or shared voting power over, such number of shares of Subject Securities as are indicated opposite each of their names on Schedule A attached hereto.

        D.    As a condition and inducement to IEA's willingness to enter into the Merger Agreement, IEA desires that the Shareholders agree, and the Shareholders are willing to agree, on terms and conditions set forth herein, not to Transfer (as defined below) any of their Subject Securities, and to vote all of their shares of Subject Securities in a manner so as to facilitate consummation of the Mergers.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

        1.    Definitions.    Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

F-1

        "Expiration Time" shall mean the earliest to occur of (a) the Effective Time, and (b) such date and time as the Merger Agreement shall have been terminated validly in accordance with its terms.

        "Transfer" shall mean any direct or indirect offer, sale, assignment, Encumbrance, disposition, loan or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, assignment, Encumbrance, disposition, loan or other transfer (by operation of Law or otherwise), of any Subject Securities or interest in any Subject Securities, excluding, for the avoidance of doubt, entry into this Agreement and the Merger Agreement.

        2.    Agreement to Retain the Subject Securities.

          2.1    No Transfer of Subject Securities.    From the date hereof until the Expiration Time, the Shareholders agree, with respect to any Subject Securities currently or hereinafter beneficially owned or owned of record by the Shareholders, not to (a) Transfer any such Subject Securities or (b) deposit any such Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Securities or grant any proxy or power of attorney with respect thereto; provided that any Shareholder may Transfer any such Subject Securities to any Affiliate of such Shareholder if the transferee of such Subject Securities evidences in a writing reasonably satisfactory to IEA such transferee's agreement to be bound by and subject to the terms and provisions hereof to the same effect as such transferring Shareholder.

          2.2    Additional Purchases.    Each Shareholder agrees that any Subject Securities that such Shareholder purchases or otherwise hereinafter acquires or with respect to which such Shareholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (the "New Subject Securities") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Subject Securities set forth on Schedule A attached hereto.

          2.3    Unpermitted Transfers.    Any Transfer or attempted Transfer of any Subject Securities, including New Subject Securities, in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio.

        3.    Agreement to Vote and Approve; No Redemption.    Each Shareholder irrevocably and unconditionally agrees that, from and after the date hereof until the Expiration Time (the "Voting Period"), at any meeting of the shareholders of the Buyer or any adjournment thereof, or in connection with any action by written consent of the shareholders of the Buyer, such Shareholder shall: (a) appear at each such meeting or otherwise cause all Subject Securities, including New Subject Securities, beneficially owned or owned of record by such Shareholder to be counted as present thereat for purposes of calculating a quorum; and (b) vote (or cause to be voted), in person or by proxy, or deliver a written consent (or cause a consent to be delivered) covering, the Subject Securities, including New Subject Securities, beneficially owned or owned of record by such Shareholder, (i) in favor of the approval of (A) the adoption of the Merger Agreement and the approval of the Mergers and the other transactions contemplated thereby, (B) the issuance of the Buyer Common Shares and the Buyer Preferred Shares to IEA in accordance with the terms of the Merger Agreement, (C) the election of directors effective as of the Closing, including the directors to which IEA or an Affiliate thereof is entitled to designate pursuant to the Investor Rights Agreement, (D) the amendment and restatement of the Buyer Charter in the form of the A&R Buyer Charter, (E) the adoption of the Certificate of Designation, (F) any proposal to adjourn a meeting to solicit additional proxies in favor of the foregoing, and (G) any other proposals necessary or desirable to consummate the Mergers and the other transactions contemplated by the Merger Agreement or the Ancillary Agreements (collectively, the "Transaction Proposals"), (ii) against any Business Combination with any Person other than with IES, and (iii) against any action that would be a breach of Buyer's representations, warranties, covenants or agreements in the Merger Agreement. For the avoidance of doubt, each Shareholder shall

F-2

retain at all times the right to vote any Subject Securities, including New Subject Securities, beneficially owned or owned of record by such Shareholder in such Shareholder's sole discretion, and without any other limitation, on any matters other than those explicitly set forth in this Section 3 that are at any time or from time to time presented for consideration to Buyer's shareholders. Each Shareholder irrevocably and unconditionally agrees that, from and after the date hereof until the Expiration Time, such Shareholder shall not elect to cause the Buyer to redeem any Subject Securities beneficially owned or owned of record by such Shareholder in connection with the Transaction Proposals.

        4.    Representations and Warranties of the Shareholders.    Each Shareholder hereby represents and warrants to IEA as follows:

          4.1    Authority; Binding Obligation.    Such Shareholder has all requisite organizational power and authority to execute, deliver and perform this Agreement. The execution by such Shareholder of this Agreement and the performance of its obligations hereunder have been duly and validly authorized by all required limited liability company or limited partnership, as applicable, action on the part of such Shareholder, and no other proceedings on the part of such Shareholder are required to authorize this Agreement or to perform such Shareholder's obligations hereunder. This Agreement has been duly executed and delivered by such Shareholder and assuming that this Agreement constitutes the legal, valid and binding obligation of the other parties thereto, constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions.

          4.2    Ownership of the Subject Securities.    As of the date hereof, such Shareholder (a) is the beneficial or record owner of the shares of Subject Securities indicated on Schedule A hereto opposite such Shareholder's name, free and clear of any and all Encumbrances, other than those created by this Agreement or as disclosed on Schedule A, and (b) has sole voting power over all of the shares of Subject Securities beneficially owned or owned of record by such Shareholder. As of the date hereof, such Shareholder does not own, beneficially or of record, any capital stock or other securities of the Buyer other than the shares of Subject Securities set forth on Schedule A opposite the Shareholder's name. As of the date hereof, such Shareholder does not own, beneficially or of record, any rights to purchase or acquire any shares of capital stock or other securities of the Buyer except as set forth on Schedule A opposite such Shareholder's name.

          4.3    No Inconsistent Agreement.    As of the date hereof, except for that certain letter agreement, dated July 7, 2016, between Buyer, the Shareholders, Cantor Fitzgerald & Co., Mohsin Y. Meghji, Osbert Hood, Philip Marber, Suleman E. Lunat, Brian Griffith and Andrew L. Farkas with respect to certain shares of Buyer Common Stock held by each of them, such Shareholder (a) has not entered into any voting agreement, voting trust or similar agreement (other than this Agreement) with respect to any of the Subject Securities indicated on Schedule A hereto opposite such Shareholder's name, (b) has not granted a proxy, consent or power of attorney with respect to any such Subject Securities, and (c) has not taken any action that would reasonably be expected to constitute a breach hereof, make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing any of its obligations under this Agreement.

          4.4    No Defaults or Conflicts.    Neither the execution and delivery of this Agreement, or the performance by such Shareholder of its obligations hereunder (a) results in any violation of the applicable organizational documents of such Shareholder, (b) conflicts with, or results in a breach of any of the terms or provisions of, or constitutes a default under any material agreement or instrument to which such Shareholder is a party or by which it is bound or to which the Subject Securities owned of record or beneficially by such Shareholder is subject; or (c) violates any existing applicable Law, judgment, order or decree of any Governmental Authority having

F-3

  jurisdiction over such Shareholder or the Subject Securities owned of record or beneficially by such Shareholder.

          4.5    No Governmental or other Authorization Required; Consents.    Except for filings with the SEC under the Exchange Act and such other reports under, and such other compliance with, the Exchange Act as may be required in connection with this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person will be required to be obtained or made by such Shareholder in connection with the due execution, delivery and performance by such Shareholder of this Agreement.

          4.6    Litigation.    As of the date of this Agreement, there are no Actions pending or, to the knowledge of such Shareholder, threatened against such Shareholder, before any Governmental Authority that would prevent, impair or delay such Shareholder from performing its obligations hereunder.

        5.    Representations and Warranties of IEA.    IEA hereby represents and warrants to each Shareholder as follows:

          5.1    Authority; Binding Obligation.    IEA has all requisite organizational power and authority to execute, deliver and perform this Agreement. The execution by IEA of this Agreement and the performance of its obligations hereunder have been duly and validly authorized by all required limited liability company action on the part of IEA, and no other proceedings on the part of IEA are required to authorize this Agreement or to perform IEA's obligations hereunder. This Agreement has been duly executed and delivered by IEA and assuming that this Agreement constitutes the legal, valid and binding obligation of the other parties thereto, constitutes the legal, valid and binding obligation of IEA enforceable against IEA in accordance with its terms, except to the extent that the enforceability thereof may be limited by the Equitable Exceptions.

          5.2    No Defaults or Conflicts.    Neither the execution and delivery of this Agreement or the performance by IEA of its obligations hereunder (a) results in any violation of the applicable organizational documents of IEA, (b) conflicts with, or results in a breach of any of the terms or provisions of, or constitutes a default under any material agreement or instrument to which IEA is a party, or (c) violates any existing applicable Law, judgment, order or decree of any Governmental Authority having jurisdiction over IEA.

        6.    Exclusivity.    During the period from the date of the Merger Agreement to the Expiration Time, no Shareholder shall take, nor shall any Shareholder permit any of their respective Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence or continue due diligence with respect to, any Person concerning, relating to or which is intended or is reasonably likely to give rise to or result in, any Business Combination Proposal other than with IES, IEA and their respective Affiliates and Representatives. Each Shareholder shall, and each shall cause its respective Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Business Combination Proposal. During the period from the date of the Merger Agreement to the earlier of the Closing Date and the termination of the Merger Agreement in accordance with Article 10 thereto, if any Shareholder or any of their respective Affiliates or any of their respective Representatives receives any inquiry or proposal with respect to a Business Combination Proposal, then such Shareholder shall promptly (and in no event later than 24 hours after such Shareholder becomes aware of such inquiry or proposal) advise IEA orally and in writing of such inquiry or proposal (including the identity of the Person making such inquiry or submitting such proposal, and the terms thereof) and shall not respond to any such inquiry or proposal.

F-4

        7.    Termination.    This Agreement shall terminate and shall have no further force or effect immediately as of and following the Expiration Time; provided, however, that the provisions of Section 12 shall survive any termination of this Agreement. Notwithstanding anything else contained herein, such termination shall not relieve any party from liability for any breach of this Agreement by the party prior to such termination.

        8.    Notice of Certain Events.

          8.1    Notices to IEA.    Each Shareholder shall notify IEA promptly of (a) any fact, event or circumstance that has caused, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of such Shareholder under this Agreement, or (b) the receipt by such Shareholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 8.1 shall not limit or otherwise affect the remedies available to IEA.

          8.2    Notices to Shareholders.    IEA shall notify each Shareholder promptly of (a) any fact, event or circumstance that has caused, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of IEA under this Agreement, or (b) the receipt by IEA of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 8.2 shall not limit or otherwise affect the remedies available to each Shareholder.

        9.    Capacity; Fiduciary Duties.    Notwithstanding anything in this Agreement to the contrary, but without limitation of any obligations under the Merger Agreement, (a) each Shareholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of shares of Subject Securities and not, if applicable, in such Shareholder's (or any Affiliate of such Shareholder's) capacity as an officer or director of the Buyer, and (b) nothing herein will be construed to limit or affect any action or inaction by any Shareholder or any representative of any Shareholder, as applicable, serving on the board of directors of the Buyer or any Subsidiary or as an officer or fiduciary of the Buyer or any Subsidiary of the Buyer acting in such Person's capacity as a director, officer, employee or fiduciary of the Buyer or any Subsidiary of the Buyer.

        10.    No Partnership, Agency or Joint Venture.    This Agreement is intended to create a contractual relationship between each Shareholder and IEA and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

        11.    No Ownership Interest.    Nothing contained in this Agreement shall be deemed to vest in IEA any direct or indirect ownership or incidence of ownership of or with respect to any Shareholder's shares of Subject Securities. All rights, ownership and economic benefits of and relating to any such Shareholder's shares of Subject Securities shall remain vested in and belong to such Shareholder. Nothing in this Agreement shall be interpreted as creating or forming a "group" with any other Person, including with IEA, for the purposes of Rule 13d-5(b)(1) of the Exchange Act or for any other similar provision of applicable law.

        12.    Miscellaneous.

          12.1    Severability.    If any term, provision, agreement, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the obligations contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner so that the obligations contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

F-5

          12.2    Binding Effect and Assignment.    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns. No party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other parties to this Agreement. Any purported assignment in violation of this Section 12.2 shall be void.

          12.3    Amendment.    This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          12.4    Specific Performance; Injunctive Relief.    The parties agree that irreparable damage would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, the parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

          12.5    Notices.    Any notice or other communication required or permitted under this Agreement shall be deemed to have been duly given and made if (a) in writing and served by personal delivery upon the party for whom it is intended, (b) delivered by facsimile or electronic mail with receipt confirmed (including by receipt of confirmatory electronic mail from recipient), or (c) delivered by certified mail, registered mail, courier service, return-receipt received to the party at the address set forth below, with copies sent to the Persons indicated:

(a)	if to IEA, to
Infrastructure and Energy Alternatives, LLC c/o GFI Energy Group of Oaktree Capital Management, L.P. 11611 San Vicente Boulevard, Suite 710 Los Angeles, CA 90049
	Attention:	Ian Schapiro Peter Jonna
Fax: (310) 442-0540

Email:	ischapiro@oaktreecapital.com pjonna@oaktreecapital.com

with a copy to (which shall not constitute notice):
Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas
New York, New York 10019-6064
Attention:	Kenneth M. Schneider Ellen N. Ching
Facsimile: (212) 757-3990

Email:	kschneider@paulweiss.com eching@paulweiss.com

F-6

(b)	if to any Shareholder, to
c/o M-III Partners, L.P. 3 Columbus Circle New York, New York 10019 Attention: Mohsin Y. Meghji Facsimile: (212) 531-4532 Email: mmeghji@miiipartners.com with a copy to (which shall not constitute notice):
Kirkland & Ellis LLP 300 North LaSalle Chicago, Illinois 60654
Attention:	Richard J. Campbell, P.C. Carol Anne Huff Facsimile: (312) 862-2200

Email:	richard.campbell@kirkland.com chuff@kirkland.com
- and -
M-III Partners, LP 3 Columbus Circle New York, New York 10019 Attention: Charles Garner Facsimile: (212) 531-4532 Email: cgarner@miiipartners.com

          12.6    Governing Law and Jurisdiction.    This Agreement and any claim or controversy hereunder shall be governed by and construed in accordance with the Laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

          12.7    Consent to Jurisdiction and Service of Process.    Any legal action, suit or proceeding arising out of or relating to this Agreement may only be instituted in any state or federal court in the State of Delaware, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

          12.8    WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.8.

          12.9    Entire Agreement.    This Agreement (including Schedule A attached hereto (which is deemed for all purposes to be part of this Agreement)) and the Merger Agreement contain all of the terms, conditions and representations and warranties agreed upon or made by the parties relating to the subject matter of this Agreement and supersedes all prior and contemporaneous

F-7

  agreements, negotiations, correspondence, undertakings and communications of the parties or their Representatives, oral or written, respecting such subject matter.

          12.10    Waiver.    Waiver of any term or condition of this Agreement by any party shall only be effective if in writing, and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement.

          12.11    Counterparts.    This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. Facsimile signatures or signatures received as a pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.

          12.12    Headings.    The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

          12.13    Interpretation.    The parties have participated in the drafting and negotiation of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the parties thereto and no presumption of burden of proof shall arise favoring or burdening either party by virtue of the authorship of any provision in this Agreement.

          12.14    Further Assurances.    From the date hereof until the Expiration Time, , each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required to carry out the provisions hereof and the actions contemplated hereby.

          12.15    Expenses.    Except as set forth in the Merger Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such costs and expenses.

[Signature page follows]

F-8

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

IEA:
INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC
By:	/s/ JOHN P. ROEHM
	Name:	John P. Roehm
	Title:	President

[Signature Page to Voting Agreement]

SHAREHOLDERS:
M III SPONSOR I LLC,
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Managing Member

M III SPONSOR I LP
By:	/s/ MOHSIN Y. MEGHJI
	Name:	Mohsin Y. Meghji
	Title:	Chief Executive Officer

[Signature Page to Voting Agreement]

SCHEDULE A

Name	Address for Notice	Common Stock	Warrants
M III Sponsor I LLC	c/o M-III Partners, 3 Columbus Circle, 15th Floor, New York, New York, 10019	3,777,475	290,000
M III Sponsor I LP	c/o M-III Partners, 3 Columbus Circle, 15th Floor, New York, New York, 10019	272,525	50,000
TOTAL		4,050,000	340,000

Preliminary Copy

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

M III ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mohsin Y. Meghji and Brian Griffith (each a “Proxy” and collectively, the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote the shares of Common Stock of the Company (as defined below) that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of Stockholders (the “Special Meeting”) of M III Acquisition Corp. (the “Company”) to be held on [                    ] at [            ] at [            ], and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2, 3, 4, 5, 6, 7 and 8. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

M III ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3, 4, 5, 6, 7 and 8.	Please mark votes as indicated in this example	☒

Proposal No. 1 — Business Combination Proposal — To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of November 3, 2017 (as amended by Amendment Nos.	FOR ☐	AGAINST ☐	ABSTAIN ☐	☐ Intention to Exercise Redemption Rights If you intend to exercise your redemption

Preliminary Copy

1, 2 and 3 thereto, dated November 15, 2017, December 27, 2017 and January 9, 2017, respectively, and as it may be further amended from time to time), and approve the transactions contemplated thereby, including (i) the two consecutive mergers as part of which Wind Merger Sub I, Inc. will merge with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, the surviving entity will merge with and into Wind Merger Sub II, LLC with Wind Merger Sub II, LLC surviving such merger as an indirect, wholly-owned subsidiary of the Company (the “Mergers”) and (ii) the issuances in connection therewith of shares of the Company’s common stock, par value $0.0001 per share (‘‘Common Stock’’) and shares of the Company’s newly authorized Series A preferred stock, par value $0.0001 per share (‘‘Series A Preferred Stock’’), and the issuance of any shares of Common Stock upon conversion of such Series A Preferred Stock, and the issuance of any additional shares of Common Stock pursuant to the earn-out provisions of the Merger Agreement (such issuances to Seller pursuant to the terms of the Merger Agreement, the ‘‘Stock Issuances’’) (the Mergers and Stock Issuances, together with the other transactions contemplated by the Merger Agreement, the ‘‘Business Combination’’)

rights please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the definitive proxy statement under the section entitled “Special Meeting of the Company’s Stockholders — Redemption Rights.”

Preliminary Copy

Proposal No. 2 — To consider and vote upon a proposal to authorize an additional 65,000,00 shares of Common Stock in connection with the Business Combination;	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ Stockholder Certification I hereby certify that I am not acting in concert, or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), with any other stockholder with respect to the shares of Common Stock of the Company, par value $0.001 per share (the “Common Stock”), owned by me in connection with the proposed Business Combination between the Company and IEA.

Proposal No. 3 —  To amend the Company’s amended and restated certificate of incorporation to provide for the classification of its board of directors into three classes of directors with staggered terms of office;

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Preliminary Copy

Proposal No. 4 — To consider and act upon a proposal to amend the Company’s amended and restated certificate of incorporation to change the stockholder vote required to amend certain provisions of the post-combination company’s proposed certificate of incorporation and bylaws;

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 5 —To consider and act upon a proposed amendment to the Company’s amended and restated certificate of incorporation to elect not to be governed by Section 203 of the DGCL and, instead, to include provisions in our certificate of incorporation that are substantially similar to Section 203 of the DGCL, but exclude our Sponsors, Oaktree Capital Management, L.P. and IEA LLC and each of their respective successors, certain affiliates and each of their respective transferees from the definition of “interested stockholder,” and to make certain related changes;

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 6 —To consider and act upon a proposed amendment to provide for certain additional changes to the certificate of incorporation, including but not limited to changing the post-combination company’s corporate name from “M III Acquisition Corp.” to “Infrastructure and Energy Alternatives, Inc.,” and eliminating certain provisions specific to our status as a blank check company, which our Board believes are necessary to adequately address the needs of the post-combination company, subject to approval by our stockholders at the Special Meeting;

FOR ☐	AGAINST ☐	ABSTAIN ☐

Preliminary Copy

Proposal No. 7 — The Incentive Plan Proposal — To consider and vote on a proposal to adopt and approve the Infrastructure and Energy Alternatives, Inc. 2017 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan and also for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended;

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 8 —  The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal and the Charter Amendment Proposals. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal and the Charter Amendment Proposals;

FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: [ ], 2018

Preliminary Copy

Signature

Signature (if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership please sign in partnership name by an authorized person.

A vote to abstain will have the same effect as a vote “AGAINST” Proposals No. 1, 2, 3, 4, 5, 6, 7 and 8.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned

Preliminary Copy

stockholder(s). If no direction is made, this proxy will be voted “FOR” each of Proposal Nos. 1, 2, 3, 4, 5, 6, 7 and 8.

If any other matters properly come before the Special Meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.

☐  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ☐